                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E


             PREFERENCE PREMIER(Reg. TM) VARIABLE ANNUITY CONTRACTS


            (PREFERENCE PREMIER(Reg. TM) VARIABLE ANNUITY CONTRACTS

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                    (OFFERED ON AND AFTER OCTOBER 7, 2011))


                      STATEMENT OF ADDITIONAL INFORMATION


                                FORM N-4 PART B



                                  MAY 1, 2017

This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated May 1, 2017, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, PO Box 10342, Des Moines, IA 50306-0342.

Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Premier Contracts dated May 1, 2017.

                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                   -----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................................    2
PRINCIPAL UNDERWRITER.............................................................    2
CUSTODIAN.........................................................................    2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.................................    2
EXPERIENCE FACTOR.................................................................    4
VARIABLE INCOME PAYMENTS..........................................................    5
   Assumed Investment Return (AIR)................................................    5
   Amount of Income Payments......................................................    5
   Annuity Unit Value.............................................................    5
   Reallocation Privilege.........................................................    5
CALCULATING THE ANNUITY UNIT VALUE................................................    6
   Determining the Variable Income Payment........................................    7
ADVERTISEMENT OF THE SEPARATE ACCOUNT.............................................    7
VOTING RIGHTS.....................................................................    9
   Disregarding Voting Instructions...............................................   10
TAXES.............................................................................   10
   Non-Qualified Annuity Contracts................................................   10
   Qualified Annuity Contracts....................................................   11
   Types of Qualified Plans.......................................................   11
   ERISA..........................................................................   11
   Federal Estate Taxes...........................................................   12
   Generation-Skipping Transfer Tax...............................................   12
   Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations.......   12
WITHDRAWALS.......................................................................   12
ACCUMULATION UNIT VALUES TABLES...................................................   13
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT......................................  118
FINANCIAL STATEMENTS OF METLIFE...................................................  F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                             PRINCIPAL UNDERWRITER


MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.



                                   CUSTODIAN

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.


               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.


                            UNDERWRITING COMMISSIONS
------------------------



              UNDERWRITING COMMISSIONS PAID     AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE     COMMISSIONS RETAINED BY THE
    YEAR                 COMPANY                      DISTRIBUTOR
------------ ------------------------------- ----------------------------
    2016....          $105,828,670                       $0
    2015....          $118,054,844                       $0
    2014....          $100,536,070                       $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2016 ranged from $1,469 to $13,185,332.* The amount of commissions paid to selected selling firms during 2016 ranged from $0 to $1,938,886. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2016 ranged from $1,469 to $13,185,332.*

* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company) and Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA).


The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.


The following list sets forth the names of selling firms that received additional compensation in 2016 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts offered by the prospectus). The selling firms are listed in alphabetical order.

Ameriprise Financial Services, Inc.
AXA Network LLC

BBVA Compass Investment Solutions, Inc.

Cambridge Investment Research

Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC

CFD Investment, Inc.

Citigroup Global Markets, Inc.

Citizens Securities

Commonwealth Financial Network

Community America Financial Solutions, LLC
CUNA Brokerage Services

CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Equity Services, Inc.
Essex National Securities, Inc.

First Heartland Capital, Inc.

Founders Financial Securities, LLC
FSC Securities Corporation
Girard Securities, Inc.
H. D. Vest Investment Services, Inc.

Invest Investments, Inc.
Invest Financial Corp.
Investacorp, Inc.

Investment Professionals, Inc.

Janney Montgomery Scott, LLC
Kestra Investment Services, LLC

Key Investment Services LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Investment Planning, Inc.
LPL Financial Corp. Affiliates
MetLife Securities, Inc.
MML Investors Services, LLC

Morgan Stanley Smith Barney, LLC

National Planning Holdings
NEXT Financial Group
Parkland Securities, LLC

PFS Investments Inc.


ProEquities, Inc.

Raymond James & Associates, Inc.

RBC Wealth Management
Sigma Financial Corporation

Signator Financial Services, Inc.
Signator Investors, Inc.

Stifel, Nicolaus & Company, Incorporated
TFS Securities, Inc.

Transamerica Financial Advisors, Inc.

U.S. Bancorp Investments, Inc.

UBS Financial Services, Inc.

ValMark Securities, Inc.

Voya Financial Advisors, Inc.

Wells Fargo Advisors, LLC


There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.



                               EXPERIENCE FACTOR

We use the term "experience factor" to describe investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the `Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.

The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.

Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation Benefit:

Separate Account charges for all investment divisions except American Funds Growth-Income and American Funds Global Small Capitalization (Daily Factor)


                                                             BONUS CLASS
                                            B CLASS         (YEARS 1-9)*         C CLASS           L CLASS           R CLASS
                                         -------------     --------------     -------------     -------------     ------------
Basic Death Benefit.................     0.000034247        0.000049315       0.000045205       0.000041096       0.000031507
Annual Step-Up Death Benefit........     0.000039726        0.000054795       0.000050685       0.000046575       0.000036986
Additional Charge for Earnings
 Preservation Benefit...............     0.000006849        0.000006849       0.000006849       0.000006849       0.000006849

------------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

Separate Account charges for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions (Daily Factor)


                                                    BONUS CLASS
                                   B CLASS         (YEARS 1-9)*         C CLASS           L CLASS           R CLASS
                                -------------     --------------     -------------     -------------     ------------
Basic Death Benefit........     0.000041096        0.000056164       0.000052055       0.000047945       0.000038356

                                                             BONUS CLASS
                                            B CLASS         (YEARS 1-9)*         C CLASS           L CLASS           R CLASS
                                         -------------     --------------     -------------     -------------     ------------
Annual Step-Up Death Benefit........     0.000046575        0.000061644       0.000057534       0.000053425       0.000043836
Additional Charge for Earnings
 Preservation Benefit...............     0.000006849        0.000006849       0.000006849       0.000006849       0.000006849

------------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.


                            VARIABLE INCOME PAYMENTS


ASSUMED INVESTMENT RETURN (AIR)

The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS


The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The Contract specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase ratesfor new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.

ANNUITY UNIT VALUE


The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payments" in the Prospectus.)

REALLOCATION PRIVILEGE


The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 - ($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


                       CALCULATING THE ANNUITY UNIT VALUE

We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period.' We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.


To calculate an Annuity Unit Value, we multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in Your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value.


The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE


  1.    Annuity Unit Value, beginning of period...................   $10.20000
  2.    "Experience factor" for period............................    1.023558
  3.    Daily adjustment for 4% Assumed Investment Return.........   .99989255
  4.    (2) x (3).................................................    1.023448
  5.    Annuity Unit Value, end of period (1) x (4)...............   $10.43917

                        ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed



   1.    Number of Accumulation Units as of Annuity Date...........................................    1,500.00
   2.    Accumulation Unit Value...................................................................   $ 11.80000
   3.    Accumulation Unit Value of the Contract (1) x (2).........................................   $17,700.00
   4.    First monthly income payment per $1,000 of Accumulation Value.............................   $     5.63
   5.    First monthly income payment (3) - (4) - 1,000............................................   $    99.65
   6.    Assume Annuity Unit Value as of Annuity Date equal to.....................................   $ 10.80000
   7.    Number of Annuity Units (5) - (6).........................................................     9.2269
   8.    Assume Annuity Unit Value for the second month equal to (10 days prior to payment)........   $ 10.97000
   9.    Second monthly Annuity Payment (7) - (8)..................................................   $   101.22
  10.    Assume Annuity Unit Value for third month equal to........................................   $ 10.52684
  11.    Next monthly Annuity Payment (7) - (10)...................................................   $    97.13


DETERMINING THE VARIABLE INCOME PAYMENT


Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Investment Divisions.


                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

From time to time We advertise the performance of various Separate Account Investment Divisions. For the Investment Divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)6-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a Withdrawal Charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the Investment Divisions as a result of different Separate Account charges and withdrawal charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.


Performance may be calculated based upon historical performance of the underlying Portfolios of the Brighthouse Funds Trust I, Brighthouse Funds
Trust II, and American Funds(Reg. TM) and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.


Historical performance information should not be relied on as a guarantee of future performance results.


Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Reg. TM) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(Reg. TM) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(Reg. TM) Growth Index, the Russell 2000(Reg. TM) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(Reg. TM) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, the Bloomberg Barclays U.S. TIPS Index, the Bloomberg Barclays U.S. Universal Index, the Bloomberg Barclays U.S. Government Bond Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

For purposes of presentation of Non-Standard Performance, We may assume the Contracts were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Contract. In these cases, We calculate performance based on the historical performance of the underlying Brighthouse Funds Trust I, Brighthouse Funds Trust II, and American
Funds(Reg. TM) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.


                                 VOTING RIGHTS

In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Funds Trust I's, Brighthouse Funds Trust II's, or American Funds'(Reg. TM) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.


                                     TAXES

NON-QUALIFIED ANNUITY CONTRACTS

DIVERSIFICATION

In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.

We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.

3.8 % MEDICARE TAX

The 3.8 % Medicare tax applies to the lesser of (1) "net investment income" or
(2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:



 CAPITAL GAINS   DIVIDENDS   OTHER
     23.8%        43.4%     43.4%




QUALIFIED ANNUITY CONTRACTS


Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

TYPES OF QUALIFIED PLANS


The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA

Established by an individual, or employer as part of an employer plan.

ROTH ACCOUNT

Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.

ERISA


If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.

Generally, the spouse must give qualified consent whenever You elect to:

(a) Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

(b) Make certain withdrawals under plans for which a qualified consent is required;

(c)        Name someone other than the spouse as your beneficiary; or

(d)        Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Plan Limits for Individual Contributions:


 PLAN TYPE   ELECTIVE CONTRIBUTION   CATCH-UP CONTRIBUTION
     IRA    $5,500                  $1,000


Dollar limits are for 2017 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the greater of $54,000 or 25% of an employee's compensation for 2017.


FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.


                                  WITHDRAWALS

We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at Your Administrative Office, but We may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.

                        ACCUMULATION UNIT VALUES TABLES

These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Contract for each Investment Division from year-end to year-end (except the highest possible and lowest possible mix which are in the Prospectus).


       METROPOLITAN FUND AND MET INVESTORS FUND SHARE CLASS B PORTFOLIOS
                                      AND
                   AMERICAN FUNDS(Reg. TM) CLASS 2 PORTFOLIOS

Please note the tables below are arranged by level of "Annual Separate Account Charge and Optional Death Benefit Charges for all Investment Divisions except the American Funds Growth-Income and American Funds Global Small Capitalization Divisions" (see "Table of Expenses -- Table 2(b) -- Separate Account Charge" in the prospectus). We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions. Each table below and in the SAI also includes the corresponding Accumulation Unit Values for the American Funds Growth-Income and American Funds Global Small Capitalization Divisions, reflecting the higher Separate Account charge. See "Charges -- Separate Account Charge" in the prospectus for more information. Charges for the Optional EDBs the optional GMIBs the optional GWB and the optional GLWB are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max will result in a higher overall charge.



1.25 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF
                                                                                            YEAR
                                                                                        ACCUMULATION
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE
------------------------------------------------------------------------------- ------ --------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.43
                                                                                2012           9.74
                                                                                2013          10.59
                                                                                2014          11.62
                                                                                2015          12.32
                                                                                2016          12.24
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99
                                                                                2015           1.04
                                                                                2016           1.01
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.19
                                                                                2012           9.59
                                                                                2013          10.76
                                                                                2014          12.59
                                                                                2015          13.19
                                                                                2016          12.93
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.43
                                                                                2012           8.88
                                                                                2013          10.19
                                                                                2014          12.59
                                                                                2015          13.23
                                                                                2016          12.96
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.21
                                                                                2012           8.70
                                                                                2013          10.09
                                                                                2014          12.93
                                                                                2015          13.82
                                                                                2016          14.53
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.71
                                                                                2012          10.06
                                                                                2013          11.02
                                                                                2014          12.35
                                                                                2015          12.94
                                                                                2016          12.69
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.20
                                                                                2012          10.61
                                                                                2013          11.59
                                                                                2014          11.05
                                                                                2015          11.35
                                                                                2016          10.14
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.99
                                                                                2012          11.01



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                  END OF YEAR   ACCUMULATION
                                                                                 ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                               UNIT VALUE        YEAR
------------------------------------------------------------------------------- -------------- --------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011).........         9.74   26,651,689.62
                                                                                       10.59   60,586,664.86
                                                                                       11.62   73,636,545.32
                                                                                       12.32   72,314,576.52
                                                                                       12.24   72,307,157.69
                                                                                       12.52   71,680,389.69
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014)..........................................................         1.04    7,040,798.30
                                                                                        1.01   32,950,226.75
                                                                                        1.02   43,845,741.13
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011)....................................................................         9.59   34,428,136.42
                                                                                       10.76   34,368,920.55
                                                                                       12.59   34,112,341.02
                                                                                       13.19   33,938,168.22
                                                                                       12.93   33,828,442.12
                                                                                       13.77   33,880,775.79
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011)....................................................................         8.88   21,607,932.95
                                                                                       10.19   20,505,386.56
                                                                                       12.59   20,509,966.01
                                                                                       13.23   19,984,564.54
                                                                                       12.96   19,106,550.17
                                                                                       13.95   18,340,474.94
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011).......         8.70   17,290,974.41
                                                                                       10.09   17,089,516.25
                                                                                       12.93   16,072,707.47
                                                                                       13.82   15,511,193.62
                                                                                       14.53   14,288,640.36
                                                                                       15.66   13,272,769.35
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011)....................................................................        10.06   52,439,006.83
                                                                                       11.02   50,094,945.18
                                                                                       12.35   47,762,949.99
                                                                                       12.94   46,087,901.42
                                                                                       12.69   45,153,137.72
                                                                                       13.41   43,000,996.78
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011).............        10.61   29,489,897.74
                                                                                       11.59   81,387,523.32
                                                                                       11.05   83,525,799.94
                                                                                       11.35   76,150,961.72
                                                                                       10.14   70,549,776.99
                                                                                       10.91   65,323,644.62
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011)..        11.01    3,776,314.57
                                                                                       12.98    3,507,363.06

1.25 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF
                                                                                           YEAR
                                                                                       ACCUMULATION
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE
------------------------------------------------------------------------------ ------ --------------
                                                                               2013          12.98
                                                                               2014          14.76
                                                                               2015          14.09
                                                                               2016          13.61
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)....... 2011          16.54
                                                                               2012          16.75
                                                                               2013          17.14
                                                                               2014          16.50
                                                                               2015          17.18
                                                                               2016          16.99
BlackRock Bond Income Investment Division (Class B) (10/7/2011)............... 2011          56.88
                                                                               2012          57.83
                                                                               2013          61.27
                                                                               2014          59.90
                                                                               2015          63.18
                                                                               2016          62.61
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)...... 2011          27.99
                                                                               2012          29.12
                                                                               2013          32.81
                                                                               2014          43.38
                                                                               2015          46.55
                                                                               2016          48.73
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.27
                                                                               2012           9.57
                                                                               2013          10.32
                                                                               2014          11.24
                                                                               2015          11.76
                                                                               2016          11.60
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........... 2011          10.21
                                                                               2012          11.27
                                                                               2013          12.68
                                                                               2014          16.50
                                                                               2015          17.88
                                                                               2016          16.56
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............. 2011          24.02
                                                                               2012          23.96
                                                                               2013          23.66
                                                                               2014          23.36
                                                                               2015          23.07
                                                                               2016          22.79
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011          12.58
                                                                               2012          13.43
                                                                               2013          16.71
                                                                               2014          17.08
                                                                               2015          19.11
                                                                               2016          18.61
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)....... 2011           7.20
                                                                               2012           7.82
                                                                               2013           9.15
                                                                               2014          13.16
                                                                               2015          15.45
                                                                               2016          14.64
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)... 2011         142.93
                                                                               2012         148.24
                                                                               2013         179.35
                                                                               2014         228.11
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          41.33
                                                                               2012          44.39
                                                                               2013          48.52
                                                                               2014          63.47
                                                                               2015          69.49
                                                                               2016          70.42
Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011          17.08
                                                                               2012          17.12
                                                                               2013          21.86
                                                                               2014          28.17
                                                                               2015          26.21
                                                                               2016          24.71
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012           1.01
                                                                               2013           1.04
                                                                               2014           1.05
                                                                               2015           1.10



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                 NUMBER OF
                                                                                 END OF YEAR    ACCUMULATION
                                                                                ACCUMULATION    UNITS END OF
INVESTMENT DIVISION                                                              UNIT VALUE         YEAR
------------------------------------------------------------------------------ -------------- ---------------
                                                                                      14.76     3,211,140.18
                                                                                      14.09     3,020,989.18
                                                                                      13.61     2,721,144.11
                                                                                      14.12     2,502,978.49
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011).......        16.75    28,884,760.83
                                                                                      17.14    29,905,111.71
                                                                                      16.50    32,334,133.11
                                                                                      17.18    32,080,491.89
                                                                                      16.99    32,108,192.20
                                                                                      17.13    31,750,480.02
BlackRock Bond Income Investment Division (Class B) (10/7/2011)...............        57.83     2,858,684.31
                                                                                      61.27     2,913,383.40
                                                                                      59.90     2,897,846.65
                                                                                      63.18     2,982,274.59
                                                                                      62.61     2,975,051.16
                                                                                      63.60     2,932,159.49
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)......        29.12     2,541,342.82
                                                                                      32.81     2,406,118.40
                                                                                      43.38     2,078,319.03
                                                                                      46.55     1,881,107.25
                                                                                      48.73     1,728,266.33
                                                                                      48.05     1,577,683.15
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)...................................................................         9.57    39,142,427.78
                                                                                      10.32    85,443,566.94
                                                                                      11.24    98,794,182.84
                                                                                      11.76    97,374,890.82
                                                                                      11.60    97,895,507.55
                                                                                      11.96    95,214,020.41
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)...........        11.27     9,709,297.06
                                                                                      12.68     9,104,671.74
                                                                                      16.50     8,477,029.46
                                                                                      17.88     7,885,049.94
                                                                                      16.56     7,421,248.63
                                                                                      19.32     6,727,260.33
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............        23.96     1,804,163.17
                                                                                      23.66     2,197,866.28
                                                                                      23.36     2,092,136.92
                                                                                      23.07     1,729,390.14
                                                                                      22.79     1,568,875.74
                                                                                      22.53     1,611,516.49
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)..........        13.43     8,200,052.38
                                                                                      16.71     7,497,653.11
                                                                                      17.08     7,486,754.52
                                                                                      19.11     6,809,334.82
                                                                                      18.61     6,136,271.00
                                                                                      18.54     5,715,935.48
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011).......         7.82     4,333,191.00
                                                                                       9.15     4,198,132.99
                                                                                      13.16     5,569,813.70
                                                                                      15.45    20,511,102.73
                                                                                      14.64    19,715,439.19
                                                                                      14.85    17,397,574.67
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)...       148.24     1,179,824.64
                                                                                     179.35     1,110,485.64
                                                                                     228.11       970,782.77
                                                                                     237.65             0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011).............        44.39       925,176.40
                                                                                      48.52       892,201.48
                                                                                      63.47       798,097.82
                                                                                      69.49       737,382.54
                                                                                      70.42       691,455.09
                                                                                      73.13       609,099.12
Harris Oakmark International Investment Division (Class B) (10/7/2011)........        17.12    10,899,004.55
                                                                                      21.86    10,001,942.39
                                                                                      28.17     9,506,036.94
                                                                                      26.21     9,334,364.77
                                                                                      24.71     8,963,313.41
                                                                                      26.40     8,135,215.11
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)....         1.04   145,166,223.98
                                                                                       1.05   239,868,056.76
                                                                                       1.10   246,256,722.78
                                                                                       1.04   262,824,334.48

1.25 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2016           1.04
Invesco Mid Cap Value Investment Division (Class B)............................. 2012          25.84
                                                                                 2013          26.59
                                                                                 2014          34.22
                                                                                 2015          37.05
                                                                                 2016          33.30
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)................. 2011          21.16
                                                                                 2012          23.47
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).............. 2011          14.47
                                                                                 2012          15.75
                                                                                 2013          18.39
                                                                                 2014          25.46
                                                                                 2015          27.13
                                                                                 2016          26.34
Jennison Growth Investment Division (Class B) (10/7/2011)....................... 2011           4.95
                                                                                 2012           5.15
                                                                                 2013           5.88
                                                                                 2014           7.95
                                                                                 2015           8.53
                                                                                 2016           9.32
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................. 2011           7.79
                                                                                 2012           8.31
JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................... 2013          11.31
                                                                                 2014          10.77
                                                                                 2015          11.18
                                                                                 2016          11.09
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).................. 2011          10.71
                                                                                 2012          10.86
                                                                                 2013          11.25
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.05
                                                                                 2014           1.15
                                                                                 2015           1.21
                                                                                 2016           1.21
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.82
                                                                                 2012          13.12
                                                                                 2013          14.94
                                                                                 2014          19.62
                                                                                 2015          20.22
                                                                                 2016          18.48
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          12.10
                                                                                 2012          12.77
                                                                                 2013          14.75
                                                                                 2014          17.07
                                                                                 2015          17.44
                                                                                 2016          17.43
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.49
                                                                                 2012          11.24
                                                                                 2013          12.48
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          32.26
                                                                                 2012          36.31
                                                                                 2013          40.97
                                                                                 2014          56.92
                                                                                 2015          58.18
                                                                                 2016          56.46
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.86
                                                                                 2012          10.16
                                                                                 2013          11.93
                                                                                 2014          11.20
                                                                                 2015          10.34
                                                                                 2016           8.80
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          29.42
                                                                                 2012          32.39
                                                                                 2013          35.69
                                                                                 2014          48.12
                                                                                 2015          48.32
                                                                                 2016          43.10
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.28



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                   NUMBER OF
                                                                                   END OF YEAR    ACCUMULATION
                                                                                  ACCUMULATION    UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE         YEAR
-------------------------------------------------------------------------------- -------------- ---------------
                                                                                         1.14   274,419,891.49
Invesco Mid Cap Value Investment Division (Class B).............................        26.59     6,561,328.53
                                                                                        34.22     5,868,523.88
                                                                                        37.05     5,282,697.59
                                                                                        33.30     4,962,252.48
                                                                                        37.99     4,457,585.35
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).................        23.47     7,124,065.55
                                                                                        25.96             0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)..............        15.75       883,526.54
                                                                                        18.39       836,820.13
                                                                                        25.46       775,718.86
                                                                                        27.13       738,783.76
                                                                                        26.34       707,621.89
                                                                                        28.98       635,894.55
Jennison Growth Investment Division (Class B) (10/7/2011).......................         5.15     7,348,067.70
                                                                                         5.88    12,237,786.15
                                                                                         7.95    10,549,695.81
                                                                                         8.53     9,409,055.76
                                                                                         9.32     8,639,367.82
                                                                                         9.19     7,815,670.86
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).................         8.31     2,875,553.19
                                                                                         9.35             0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)....................        10.77     4,380,663.03
                                                                                        11.18     4,453,479.48
                                                                                        11.09     4,518,900.43
                                                                                        11.20     4,411,569.87
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)..................        10.86     3,903,470.13
                                                                                        11.25     4,221,144.52
                                                                                        11.22             0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.05    98,278,267.87
                                                                                         1.15   266,300,003.77
                                                                                         1.21   302,816,471.27
                                                                                         1.21   356,682,896.05
                                                                                         1.23   381,782,656.96
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        13.12       583,006.55
                                                                                        14.94       604,712.57
                                                                                        19.62       560,276.59
                                                                                        20.22       569,462.31
                                                                                        18.48       568,863.68
                                                                                        23.83       593,422.44
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.77       866,891.11
                                                                                        14.75       888,380.33
                                                                                        17.07     4,137,910.13
                                                                                        17.44     3,856,491.64
                                                                                        17.43     3,470,888.36
                                                                                        18.04     3,547,920.03
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.24     4,545,106.28
                                                                                        12.48     4,504,444.08
                                                                                        13.04             0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        36.31     1,663,955.46
                                                                                        40.97     1,536,877.57
                                                                                        56.92     1,431,061.28
                                                                                        58.18     1,356,509.04
                                                                                        56.46     1,236,890.52
                                                                                        66.34     1,117,660.96
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................        10.16     2,124,917.48
                                                                                        11.93     2,169,962.76
                                                                                        11.20     2,446,839.30
                                                                                        10.34     2,625,897.30
                                                                                         8.80     2,918,722.26
                                                                                         9.69     2,750,799.40
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        32.39     1,530,638.68
                                                                                        35.69     1,486,443.05
                                                                                        48.12     1,463,616.68
                                                                                        48.32     1,385,658.28
                                                                                        43.10     1,254,997.65
                                                                                        52.21     1,232,925.24
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.30       130,684.98

1.25 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF
                                                                                           YEAR
                                                                                       ACCUMULATION
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE
------------------------------------------------------------------------------ ------ --------------
                                                                               2012          14.30
                                                                               2013          16.65
                                                                               2014          20.99
                                                                               2015          19.34
                                                                               2016          20.20
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)....... 2011          10.02
                                                                               2012          10.30
                                                                               2013          10.92
                                                                               2014          11.20
                                                                               2015          11.14
                                                                               2016          10.91
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.72
                                                                               2012           9.77
                                                                               2013          10.07
                                                                               2014          10.06
                                                                               2015          10.04
                                                                               2016           9.86
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.99
                                                                               2012          12.03
                                                                               2013          13.58
                                                                               2014          13.55
                                                                               2015          13.54
                                                                               2016          12.81
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          29.20
                                                                               2012          31.96
                                                                               2013          35.54
                                                                               2014          46.81
                                                                               2015          51.01
                                                                               2016          51.46
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          60.58
                                                                               2012          65.49
                                                                               2013          73.35
                                                                               2014          97.27
                                                                               2015         109.03
                                                                               2016         112.52
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.91
                                                                               2012          10.51
                                                                               2013          12.12
                                                                               2014          15.51
                                                                               2015          16.09
                                                                               2016          15.57
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          12.33
                                                                               2012          12.65
                                                                               2013          13.64
                                                                               2014          14.05
                                                                               2015          14.49
                                                                               2016          14.23
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.82
                                                                               2012          12.24
                                                                               2013          13.47
                                                                               2014          14.76
                                                                               2015          15.29
                                                                               2016          14.94
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          11.25
                                                                               2012          11.74
                                                                               2013          13.12
                                                                               2014          15.29
                                                                               2015          15.87
                                                                               2016          15.47
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.71
                                                                               2014          13.36
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.60
                                                                               2012          11.17
                                                                               2013          12.73
                                                                               2014          15.63
                                                                               2015          16.24
                                                                               2016          15.77



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                 NUMBER OF
                                                                                 END OF YEAR    ACCUMULATION
                                                                                ACCUMULATION    UNITS END OF
INVESTMENT DIVISION                                                              UNIT VALUE         YEAR
------------------------------------------------------------------------------ -------------- ---------------
                                                                                      16.65       115,843.51
                                                                                      20.99       118,025.32
                                                                                      19.34       155,102.73
                                                                                      20.20       167,661.11
                                                                                      21.11       172,650.70
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).......        10.30       228,398.91
                                                                                      10.92       248,586.92
                                                                                      11.20       769,824.25
                                                                                      11.14       917,763.51
                                                                                      10.91       933,770.90
                                                                                      11.78       931,037.31
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)...................................................................         9.77       371,470.99
                                                                                      10.07       757,543.49
                                                                                      10.06     4,409,494.93
                                                                                      10.04     5,652,841.81
                                                                                       9.86     4,824,691.54
                                                                                      10.04     4,686,067.15
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)...................................................................        12.03       334,312.02
                                                                                      13.58       360,242.72
                                                                                      13.55       360,288.94
                                                                                      13.54       336,569.35
                                                                                      12.81       322,931.15
                                                                                      12.77       318,339.18
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)...................................................................        31.96     7,861,376.38
                                                                                      35.54     7,323,440.01
                                                                                      46.81     6,541,614.76
                                                                                      51.01     5,697,578.70
                                                                                      51.46     5,008,149.42
                                                                                      54.40     4,594,241.81
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011).............        65.49       389,135.33
                                                                                      73.35       352,713.46
                                                                                      97.27       325,123.73
                                                                                     109.03       287,205.87
                                                                                     112.52       251,994.39
                                                                                     120.32       218,169.77
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........        10.51     3,213,867.32
                                                                                      12.12     3,174,538.90
                                                                                      15.51     3,085,476.41
                                                                                      16.09     3,096,472.25
                                                                                      15.57     2,882,590.10
                                                                                      16.76     2,646,216.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011).........        12.65    26,465,409.52
                                                                                      13.64    27,845,228.02
                                                                                      14.05    25,190,572.09
                                                                                      14.49    23,525,533.50
                                                                                      14.23    21,819,677.53
                                                                                      14.69    19,883,138.72
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011).........        12.24    69,578,602.61
                                                                                      13.47    68,625,951.23
                                                                                      14.76    65,491,836.50
                                                                                      15.29    60,893,404.39
                                                                                      14.94    55,402,426.59
                                                                                      15.65    50,201,094.34
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011).........        11.74   186,589,260.69
                                                                                      13.12   179,133,091.06
                                                                                      15.29   174,250,653.46
                                                                                      15.87   163,949,907.27
                                                                                      15.47   152,393,940.35
                                                                                      16.36   139,296,066.71
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)....................        13.36     4,090,927.70
                                                                                      13.32             0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011).........        11.17    86,864,544.96
                                                                                      12.73    80,829,336.58
                                                                                      15.63    77,299,106.53
                                                                                      16.24    76,437,672.23
                                                                                      15.77    70,626,113.84
                                                                                      16.84    63,881,425.02

1.25 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)............. 2011           8.82
                                                                                    2012           9.42
                                                                                    2013          10.80
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).................... 2011           9.19
                                                                                    2012           9.39
                                                                                    2013          10.49
                                                                                    2014          11.84
                                                                                    2015          12.83
                                                                                    2016          12.15
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          15.52
                                                                                    2012          17.07
                                                                                    2013          19.78
                                                                                    2014          25.95
                                                                                    2015          27.99
                                                                                    2016          26.92
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.13
                                                                                    2015           1.22
                                                                                    2016           1.19
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          36.64
                                                                                    2012          39.93
                                                                                    2013          45.51
                                                                                    2014          59.20
                                                                                    2015          66.12
                                                                                    2016          65.89
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.78
                                                                                    2012          12.98
                                                                                    2013          14.96
                                                                                    2014          17.62
                                                                                    2015          16.19
                                                                                    2016          15.71
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          43.89
                                                                                    2012          46.45
                                                                                    2013          51.06
                                                                                    2014          59.85
                                                                                    2015          64.05
                                                                                    2016          63.01
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          11.03
                                                                                    2012          12.04
                                                                                    2013          13.83
                                                                                    2014          18.50
                                                                                    2015          20.20
                                                                                    2016          19.87
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           8.08
                                                                                    2012           8.77
                                                                                    2013           9.87
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          13.81
                                                                                    2012          14.03
                                                                                    2013          15.14
                                                                                    2014          20.79
                                                                                    2015          20.74
                                                                                    2016          19.45
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          11.13
                                                                                    2012          11.25
                                                                                    2013          13.11
                                                                                    2014          15.74
                                                                                    2015          14.57
                                                                                    2016          14.20
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          15.67
                                                                                    2012          17.29
                                                                                    2013          18.74
                                                                                    2014          25.57
                                                                                    2015          25.18
                                                                                    2016          24.96
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          13.53
                                                                                    2012          14.78
                                                                                    2013          15.37
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................ 2011          16.71
                                                                                    2012          17.25



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                      END OF YEAR    ACCUMULATION
                                                                                     ACCUMULATION    UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE         YEAR
----------------------------------------------------------------------------------- -------------- ---------------
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............         9.42     4,215,602.89
                                                                                           10.80     4,034,161.72
                                                                                           11.64             0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)....................         9.39    36,775,185.96
                                                                                           10.49    85,936,719.25
                                                                                           11.84   136,462,242.32
                                                                                           12.83   152,347,296.18
                                                                                           12.15   162,793,561.11
                                                                                           13.00   162,865,165.74
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        17.07     8,144,543.01
                                                                                           19.78     7,896,397.33
                                                                                           25.95     7,508,378.40
                                                                                           27.99     7,247,852.53
                                                                                           26.92     6,995,922.57
                                                                                           31.94     6,338,225.95
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01     3,444,590.00
                                                                                            1.13   125,232,192.04
                                                                                            1.22   223,560,130.68
                                                                                            1.19   369,143,477.21
                                                                                            1.22   430,274,898.87
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        39.93    14,624,119.22
                                                                                           45.51    13,800,270.63
                                                                                           59.20    12,439,421.12
                                                                                           66.12    11,401,442.90
                                                                                           65.89    10,795,176.31
                                                                                           72.48    10,011,920.13
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.98     6,669,158.46
                                                                                           14.96     6,199,776.38
                                                                                           17.62     5,699,568.82
                                                                                           16.19     5,493,187.14
                                                                                           15.71     5,108,848.62
                                                                                           15.38     4,751,117.44
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        46.45       826,082.65
                                                                                           51.06       805,689.47
                                                                                           59.85       795,649.97
                                                                                           64.05       768,192.95
                                                                                           63.01       702,453.20
                                                                                           67.78       688,148.35
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        12.04     7,522,386.23
                                                                                           13.83     7,315,037.13
                                                                                           18.50    10,581,680.77
                                                                                           20.20     9,721,609.85
                                                                                           19.87     8,713,694.38
                                                                                           22.39     8,161,287.83
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.77     2,997,757.80
                                                                                            9.87     2,797,219.63
                                                                                           10.81             0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        14.03     2,843,297.98
                                                                                           15.14     2,692,713.11
                                                                                           20.79     2,297,231.09
                                                                                           20.74     2,209,248.85
                                                                                           19.45     2,061,789.43
                                                                                           17.58     1,936,946.48
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        11.25    14,595,718.30
                                                                                           13.11    14,435,971.24
                                                                                           15.74    13,451,974.55
                                                                                           14.57    13,926,384.22
                                                                                           14.20    14,030,882.55
                                                                                           14.17    13,798,232.15
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        17.29     3,242,629.17
                                                                                           18.74     3,027,293.41
                                                                                           25.57     3,595,800.35
                                                                                           25.18     3,266,027.56
                                                                                           24.96     2,876,496.39
                                                                                           29.19     2,577,970.08
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        14.78     1,486,644.47
                                                                                           15.37     1,344,367.91
                                                                                           16.67             0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................        17.25     3,539,470.40
                                                                                           20.64     3,291,982.18

1.25 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2013          20.64
                                                                                   2014          25.92
                                                                                   2015          26.14
                                                                                   2016          26.83
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           8.05
                                                                                   2012           8.42
                                                                                   2013          10.16
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          15.00
                                                                                   2012          15.29
                                                                                   2013          16.48
                                                                                   2014          14.76
                                                                                   2015          15.00
                                                                                   2016          14.36
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          16.56
                                                                                   2012          16.94
                                                                                   2013          18.28
                                                                                   2014          17.70
                                                                                   2015          18.22
                                                                                   2016          17.99
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.62
                                                                                   2012          10.76
                                                                                   2013          10.96
                                                                                   2014          10.34
                                                                                   2015          10.98
                                                                                   2016          10.89
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.76
                                                                                   2015          11.54
                                                                                   2016          11.26
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          15.37
                                                                                   2012          17.36
                                                                                   2013          19.89
                                                                                   2014          27.15
                                                                                   2015          28.09
                                                                                   2016          26.50
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.16
                                                                                   2015           1.23
                                                                                   2016           1.21
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          11.10
                                                                                   2012          11.75
                                                                                   2013          13.09
                                                                                   2014          14.60
                                                                                   2015          15.26
                                                                                   2016          14.77
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011          10.32
                                                                                   2012          10.97
                                                                                   2013          12.46
                                                                                   2014          14.53
                                                                                   2015          15.12
                                                                                   2016          14.59
T. Rowe Price Large Cap Growth Investment Division (Class B)...................... 2013          17.79
                                                                                   2014          22.49
                                                                                   2015          24.17
                                                                                   2016          26.38
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)......................... 2011           6.21
                                                                                   2012           6.25
                                                                                   2013           6.92
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011           9.62
                                                                                   2012          10.33
                                                                                   2013          11.60
                                                                                   2014          15.64
                                                                                   2015          17.42
                                                                                   2016          18.35
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).......... 2011          16.61
                                                                                   2012          18.54
                                                                                   2013          21.23
                                                                                   2014          30.22
                                                                                   2015          31.83



1.25 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                     END OF YEAR    ACCUMULATION
                                                                                    ACCUMULATION    UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE         YEAR
---------------------------------------------------------------------------------- -------------- ---------------
                                                                                          25.92     3,718,443.28
                                                                                          26.14     3,583,443.08
                                                                                          26.83     3,470,615.39
                                                                                          26.56     3,093,920.82
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.42     1,415,850.80
                                                                                          10.16     1,346,063.32
                                                                                          10.80             0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03     3,855,645.65
                                                                                           0.96    16,973,682.53
                                                                                           1.06    41,231,237.10
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        15.29    22,060,834.54
                                                                                          16.48    23,103,607.27
                                                                                          14.76    20,921,626.20
                                                                                          15.00    18,776,351.61
                                                                                          14.36    17,352,657.26
                                                                                          14.88    15,970,778.59
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.94    32,720,206.08
                                                                                          18.28    33,459,538.47
                                                                                          17.70    33,294,516.54
                                                                                          18.22    30,162,776.71
                                                                                          17.99    27,944,679.28
                                                                                          18.23    25,398,948.88
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.76    10,522,294.15
                                                                                          10.96    32,068,305.21
                                                                                          10.34    31,404,922.55
                                                                                          10.98    29,122,721.93
                                                                                          10.89    28,501,250.41
                                                                                          10.90    28,621,046.95
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.76     2,942,032.89
                                                                                          11.54     6,462,747.17
                                                                                          11.26    17,140,291.91
                                                                                          11.63    20,799,330.20
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        17.36     4,329,427.86
                                                                                          19.89     4,195,443.26
                                                                                          27.15     3,985,416.76
                                                                                          28.09     3,973,488.34
                                                                                          26.50     3,885,321.94
                                                                                          31.65     3,573,512.20
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06    67,974,801.15
                                                                                           1.16   167,476,225.23
                                                                                           1.23   186,926,839.25
                                                                                           1.21   228,593,841.12
                                                                                           1.26   240,613,022.67
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.75    39,524,198.83
                                                                                          13.09    40,225,522.76
                                                                                          14.60    38,653,105.18
                                                                                          15.26    36,167,858.36
                                                                                          14.77    34,085,827.28
                                                                                          15.43    32,122,186.00
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.97     4,758,320.83
                                                                                          12.46     5,212,125.54
                                                                                          14.53     5,780,859.59
                                                                                          15.12     5,831,845.05
                                                                                          14.59     5,624,540.44
                                                                                          15.40     5,188,070.73
T. Rowe Price Large Cap Growth Investment Division (Class B)......................        22.49     6,484,456.47
                                                                                          24.17     6,147,922.34
                                                                                          26.38     6,380,378.67
                                                                                          26.46     6,304,089.17
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).........................         6.25     8,293,969.11
                                                                                           6.92     7,942,344.23
                                                                                           7.24             0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............        10.33    11,726,128.73
                                                                                          11.60    11,397,693.54
                                                                                          15.64    10,844,895.76
                                                                                          17.42    10,327,747.97
                                                                                          18.35    10,275,764.81
                                                                                          19.25     9,539,705.33
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)..........        18.54     3,448,513.28
                                                                                          21.23     3,334,995.65
                                                                                          30.22     3,293,870.13
                                                                                          31.83     3,163,635.81
                                                                                          32.21     3,305,734.92

1.25 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                          2016          32.21          35.46   3,029,777.84
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).............................................................. 2011          14.87          15.53   1,148,333.46
                                                                          2012          15.53          15.73   1,306,977.27
                                                                          2013          15.73          17.21   1,186,585.15
                                                                          2014          17.21          13.79   1,314,208.63
                                                                          2015          13.79           9.16   1,712,109.92
                                                                          2016           9.16          13.00   1,328,155.69
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)....................................................... 2016                         32.15   6,284,359.42
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).......................................... 2011          23.10          24.46   5,522,429.14
                                                                          2012          24.46          27.28   5,370,333.81
                                                                          2013          27.28          29.09   5,443,285.29
                                                                          2014          29.09          30.12   5,271,936.00
                                                                          2015          30.12          29.10   4,743,807.12
                                                                          2016          29.10          30.00           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         32.84   2,003,388.81
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          25.52          26.17   1,217,423.97
                                                                          2012          26.17          28.80   1,440,256.83
                                                                          2013          28.80          28.85   1,393,849.45
                                                                          2014          28.85          29.75   1,463,817.53
                                                                          2015          29.75          28.96   1,463,715.54
                                                                          2016          28.96          29.69           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          18.39          18.50   6,310,303.78
                                                                          2012          18.50          18.83   6,276,242.56
                                                                          2013          18.83          18.43   6,066,931.54
                                                                          2014          18.43          18.66   5,524,684.17
                                                                          2015          18.66          18.49   5,014,789.22
                                                                          2016          18.49          18.44   4,676,725.91





                                                                                       AT 1.50 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          23.71          24.45   8,041,761.60
                                                                              2012          24.45          28.46   7,363,012.38
                                                                              2013          28.46          35.97   6,676,357.08
                                                                              2014          35.97          36.19   6,275,974.03
                                                                              2015          36.19          35.74   5,723,908.81
                                                                              2016          35.74          35.95   5,200,970.75
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          92.02          98.48   2,636,733.23
                                                                              2012          98.48         113.96   2,481,403.31
                                                                              2013         113.96         149.88   2,235,737.74
                                                                              2014         149.88         163.35   2,065,971.05
                                                                              2015         163.35         163.26   1,909,121.24
                                                                              2016         163.26         179.35   1,747,404.24





1.35 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)....... 2011           9.43           9.73     700,497.55
                                                                              2012           9.73          10.57   1,598,037.97
                                                                              2013          10.57          11.59   1,909,287.19
                                                                              2014          11.59          12.28   1,920,754.96
                                                                              2015          12.28          12.18   1,888,053.26
                                                                              2016          12.18          12.45   1,748,681.66
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014)........................................................ 2014           0.99           1.04     137,400.36
                                                                              2015           1.04           1.01     676,517.47

1.35 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2016           1.01           1.02     583,135.73
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.16           9.56   1,224,203.58
                                                                                2012           9.56          10.71   1,032,316.71
                                                                                2013          10.71          12.52   1,071,140.63
                                                                                2014          12.52          13.10   1,026,928.88
                                                                                2015          13.10          12.83     988,796.80
                                                                                2016          12.83          13.65   1,010,668.98
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.40           8.85     317,356.58
                                                                                2012           8.85          10.14     428,344.81
                                                                                2013          10.14          12.52     435,043.15
                                                                                2014          12.52          13.14     377,062.65
                                                                                2015          13.14          12.87     354,912.53
                                                                                2016          12.87          13.83     356,002.55
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.18           8.67     939,838.48
                                                                                2012           8.67          10.04     944,438.60
                                                                                2013          10.04          12.86     888,053.52
                                                                                2014          12.86          13.73     825,682.01
                                                                                2015          13.73          14.42     763,974.02
                                                                                2016          14.42          15.52     762,728.04
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.68          10.03   1,722,907.35
                                                                                2012          10.03          10.96   1,696,678.62
                                                                                2013          10.96          12.28   1,615,230.87
                                                                                2014          12.28          12.85   1,526,132.72
                                                                                2015          12.85          12.59   1,347,645.81
                                                                                2016          12.59          13.29   1,286,183.59
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.20          10.60     798,707.65
                                                                                2012          10.60          11.57   1,962,454.26
                                                                                2013          11.57          11.02   2,210,992.80
                                                                                2014          11.02          11.31   2,026,748.02
                                                                                2015          11.31          10.09   1,919,263.99
                                                                                2016          10.09          10.85   1,766,859.79
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.77          10.79      52,318.52
                                                                                2012          10.79          12.70      48,827.19
                                                                                2013          12.70          14.43      46,118.50
                                                                                2014          14.43          13.76      46,795.70
                                                                                2015          13.76          13.28      45,741.58
                                                                                2016          13.28          13.77      43,895.50
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          16.33          16.53     624,973.55
                                                                                2012          16.53          16.90     687,266.75
                                                                                2013          16.90          16.25     750,682.91
                                                                                2014          16.25          16.91     779,866.02
                                                                                2015          16.91          16.70     748,202.63
                                                                                2016          16.70          16.83     761,967.51
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          55.30          56.21      69,143.50
                                                                                2012          56.21          59.49      75,005.18
                                                                                2013          59.49          58.10      81,741.44
                                                                                2014          58.10          61.23     100,075.27
                                                                                2015          61.23          60.61     101,628.40
                                                                                2016          60.61          61.51      99,854.88
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          27.52          28.63      62,047.96
                                                                                2012          28.63          32.21      64,372.08
                                                                                2013          32.21          42.56      53,323.00
                                                                                2014          42.56          45.62      52,752.57
                                                                                2015          45.62          47.71      50,488.20
                                                                                2016          47.71          47.00      49,100.21
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.27           9.57     970,654.11
                                                                                2012           9.57          10.30   2,069,694.85
                                                                                2013          10.30          11.21   2,446,192.58
                                                                                2014          11.21          11.72   2,373,101.21
                                                                                2015          11.72          11.55   2,416,857.23
                                                                                2016          11.55          11.90   2,245,048.38
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011          10.12          11.16     116,109.80
                                                                                2012          11.16          12.55     123,733.52
                                                                                2013          12.55          16.31     113,765.89
                                                                                2014          16.31          17.65     118,175.53
                                                                                2015          17.65          16.34     122,088.84
                                                                                2016          16.34          19.04     115,019.52
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          23.36          23.29      16,827.58
                                                                                2012          23.29          22.97      13,519.93
                                                                                2013          22.97          22.66      30,555.47

1.35 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                              2014          22.66          22.36      30,416.98
                                                                              2015          22.36          22.06      17,459.86
                                                                              2016          22.06          21.79      19,225.20
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)......... 2011          12.49          13.32     153,001.73
                                                                              2012          13.32          16.56     140,643.64
                                                                              2013          16.56          16.92     159,038.72
                                                                              2014          16.92          18.91     153,460.53
                                                                              2015          18.91          18.39     145,660.28
                                                                              2016          18.39          18.30     142,723.11
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)...... 2011           7.12           7.73     114,121.94
                                                                              2012           7.73           9.04     124,366.49
                                                                              2013           9.04          12.99     150,366.16
                                                                              2014          12.99          15.23     547,261.68
                                                                              2015          15.23          14.42     554,022.96
                                                                              2016          14.42          14.61     534,830.11
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         138.77         143.89      30,783.56
                                                                              2012         143.89         173.91      30,120.49
                                                                              2013         173.91         220.97      26,947.54
                                                                              2014         220.97         230.13           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          40.37          43.35      24,297.29
                                                                              2012          43.35          47.34      26,979.85
                                                                              2013          47.34          61.86      24,368.94
                                                                              2014          61.86          67.66      23,968.25
                                                                              2015          67.66          68.49      24,315.58
                                                                              2016          68.49          71.06      26,219.24
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          16.91          16.95     271,704.84
                                                                              2012          16.95          21.61     264,584.11
                                                                              2013          21.61          27.83     236,602.74
                                                                              2014          27.83          25.86     261,717.45
                                                                              2015          25.86          24.36     272,001.72
                                                                              2016          24.36          26.00     269,383.28
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04   3,583,816.56
                                                                              2013           1.04           1.05   6,063,904.68
                                                                              2014           1.05           1.09   5,467,799.47
                                                                              2015           1.09           1.03   5,390,595.80
                                                                              2016           1.03           1.14   5,727,690.76
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          25.49          26.21      90,739.87
                                                                              2013          26.21          33.70      77,323.83
                                                                              2014          33.70          36.46      75,542.35
                                                                              2015          36.46          32.74      77,262.68
                                                                              2016          32.74          37.31      77,106.26
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          20.88          23.16      88,624.27
                                                                              2012          23.16          25.62           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          14.33          15.59      15,181.29
                                                                              2012          15.59          18.18      13,109.11
                                                                              2013          18.18          25.15      17,693.71
                                                                              2014          25.15          26.77      18,719.47
                                                                              2015          26.77          25.96      19,467.70
                                                                              2016          25.96          28.54      20,027.63
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.89           5.09     182,276.94
                                                                              2012           5.09           5.81     307,229.22
                                                                              2013           5.81           7.84     309,583.58
                                                                              2014           7.84           8.41     263,546.94
                                                                              2015           8.41           9.17     270,036.72
                                                                              2016           9.17           9.04     270,036.31
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.71           8.22      71,696.93
                                                                              2012           8.22           9.25           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          11.26          10.71     297,634.22
                                                                              2014          10.71          11.11     298,570.71
                                                                              2015          11.11          11.01     286,169.45
                                                                              2016          11.01          11.10     287,366.84
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.67          10.82     246,741.63
                                                                              2012          10.82          11.20     267,844.25
                                                                              2013          11.20          11.17           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................. 2012           1.01           1.05   1,690,213.53
                                                                              2013           1.05           1.15   6,548,971.71
                                                                              2014           1.15           1.21   7,681,427.53
                                                                              2015           1.21           1.20   8,295,172.71
                                                                              2016           1.20           1.22   7,685,068.40
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)........... 2011          11.74          13.03      23,700.49
                                                                              2012          13.03          14.83      25,562.96

1.35 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2013          14.83
                                                                                 2014          19.45
                                                                                 2015          20.03
                                                                                 2016          18.29
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          12.03
                                                                                 2012          12.70
                                                                                 2013          14.65
                                                                                 2014          16.93
                                                                                 2015          17.29
                                                                                 2016          17.26
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.45
                                                                                 2012          11.20
                                                                                 2013          12.43
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          31.70
                                                                                 2012          35.67
                                                                                 2013          40.21
                                                                                 2014          55.81
                                                                                 2015          56.99
                                                                                 2016          55.25
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.81
                                                                                 2012          10.10
                                                                                 2013          11.85
                                                                                 2014          11.11
                                                                                 2015          10.25
                                                                                 2016           8.71
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          28.88
                                                                                 2012          31.79
                                                                                 2013          35.00
                                                                                 2014          47.13
                                                                                 2015          47.28
                                                                                 2016          42.14
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.24
                                                                                 2012          14.26
                                                                                 2013          16.59
                                                                                 2014          20.88
                                                                                 2015          19.22
                                                                                 2016          20.06
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011          10.01
                                                                                 2012          10.29
                                                                                 2013          10.89
                                                                                 2014          11.16
                                                                                 2015          11.09
                                                                                 2016          10.85
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.72
                                                                                 2012           9.77
                                                                                 2013          10.06
                                                                                 2014          10.04
                                                                                 2015          10.01
                                                                                 2016           9.81
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.96
                                                                                 2012          12.00
                                                                                 2013          13.53
                                                                                 2014          13.49
                                                                                 2015          13.46
                                                                                 2016          12.73
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          28.71
                                                                                 2012          31.41
                                                                                 2013          34.90
                                                                                 2014          45.92
                                                                                 2015          49.99
                                                                                 2016          50.38
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          58.89
                                                                                 2012          63.65
                                                                                 2013          71.21
                                                                                 2014          94.34
                                                                                 2015         105.65



1.35 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                        19.45      21,848.72
                                                                                        20.03      27,233.04
                                                                                        18.29      29,410.04
                                                                                        23.55      36,912.28
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.70      54,405.50
                                                                                        14.65      60,020.73
                                                                                        16.93     126,849.29
                                                                                        17.29     113,926.95
                                                                                        17.26     111,570.05
                                                                                        17.85      98,857.15
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.20      77,002.11
                                                                                        12.43     101,112.78
                                                                                        12.97           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        35.67      24,581.11
                                                                                        40.21      26,722.38
                                                                                        55.81      23,846.43
                                                                                        56.99      26,324.35
                                                                                        55.25      27,619.48
                                                                                        64.85      25,487.69
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................        10.10     122,880.91
                                                                                        11.85     134,237.27
                                                                                        11.11     160,429.11
                                                                                        10.25     182,371.41
                                                                                         8.71     211,859.42
                                                                                         9.58     215,878.91
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        31.79      20,131.07
                                                                                        35.00      18,636.38
                                                                                        47.13      17,496.54
                                                                                        47.28      22,895.64
                                                                                        42.14      22,459.10
                                                                                        50.99      20,698.95
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.26      16,064.16
                                                                                        16.59      16,377.23
                                                                                        20.88      15,078.27
                                                                                        19.22      18,528.42
                                                                                        20.06      19,781.43
                                                                                        20.94      22,206.04
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.29       6,640.87
                                                                                        10.89      10,262.36
                                                                                        11.16      33,468.50
                                                                                        11.09      46,665.68
                                                                                        10.85      55,660.37
                                                                                        11.70      55,031.81
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.77      10,452.94
                                                                                        10.06      32,813.30
                                                                                        10.04     188,388.01
                                                                                        10.01     243,143.67
                                                                                         9.81     211,005.96
                                                                                         9.98     201,790.55
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        12.00      14,876.84
                                                                                        13.53      18,404.79
                                                                                        13.49      17,128.40
                                                                                        13.46      16,338.63
                                                                                        12.73      16,112.71
                                                                                        12.67      15,862.24
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        31.41     130,860.23
                                                                                        34.90     127,191.21
                                                                                        45.92     113,955.38
                                                                                        49.99     107,312.86
                                                                                        50.38      97,375.24
                                                                                        53.21      92,110.64
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        63.65           0.00
                                                                                        71.21           0.00
                                                                                        94.34           0.00
                                                                                       105.65           0.00
                                                                                       108.92           0.00

1.35 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2016         108.92
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).............. 2011           9.85
                                                                                     2012          10.44
                                                                                     2013          12.03
                                                                                     2014          15.37
                                                                                     2015          15.94
                                                                                     2016          15.41
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)............... 2011          12.26
                                                                                     2012          12.57
                                                                                     2013          13.54
                                                                                     2014          13.93
                                                                                     2015          14.35
                                                                                     2016          14.08
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.74
                                                                                     2012          12.15
                                                                                     2013          13.37
                                                                                     2014          14.63
                                                                                     2015          15.14
                                                                                     2016          14.78
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          11.17
                                                                                     2012          11.66
                                                                                     2013          13.02
                                                                                     2014          15.16
                                                                                     2015          15.71
                                                                                     2016          15.31
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.65
                                                                                     2014          13.29
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.53
                                                                                     2012          11.10
                                                                                     2013          12.63
                                                                                     2014          15.49
                                                                                     2015          16.08
                                                                                     2016          15.60
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.79
                                                                                     2012           9.39
                                                                                     2013          10.75
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.19
                                                                                     2012           9.38
                                                                                     2013          10.47
                                                                                     2014          11.81
                                                                                     2015          12.78
                                                                                     2016          12.09
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          15.35
                                                                                     2012          16.88
                                                                                     2013          19.54
                                                                                     2014          25.60
                                                                                     2015          27.59
                                                                                     2016          26.51
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.21
                                                                                     2016           1.18
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          35.87
                                                                                     2012          39.07
                                                                                     2013          44.49
                                                                                     2014          57.81
                                                                                     2015          64.51
                                                                                     2016          64.22
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          12.65
                                                                                     2012          12.84
                                                                                     2013          14.78
                                                                                     2014          17.39
                                                                                     2015          15.97
                                                                                     2016          15.47
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................. 2011          42.83
                                                                                     2012          45.32
                                                                                     2013          49.76
                                                                                     2014          58.28
                                                                                     2015          62.31
                                                                                     2016          61.22



1.35 SEPARATE ACCOUNT CHARGE
                                                                                                       NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- --------------
                                                                                           116.35            0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..............        10.44       84,103.05
                                                                                            12.03       78,050.38
                                                                                            15.37       82,992.33
                                                                                            15.94      120,479.68
                                                                                            15.41       94,254.97
                                                                                            16.57       86,484.59
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...............        12.57      220,866.70
                                                                                            13.54      252,850.55
                                                                                            13.93      247,543.87
                                                                                            14.35      204,308.80
                                                                                            14.08      186,552.40
                                                                                            14.52      142,230.56
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        12.15      871,059.68
                                                                                            13.37      922,064.88
                                                                                            14.63      984,633.26
                                                                                            15.14      943,822.45
                                                                                            14.78      869,035.68
                                                                                            15.47      799,052.37
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.66    4,493,700.87
                                                                                            13.02    4,221,672.84
                                                                                            15.16    4,160,510.92
                                                                                            15.71    4,040,729.45
                                                                                            15.31    3,828,951.58
                                                                                            16.17    3,534,682.29
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        13.29       88,887.62
                                                                                            13.24            0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        11.10      486,394.82
                                                                                            12.63      487,664.41
                                                                                            15.49      573,235.33
                                                                                            16.08      615,272.77
                                                                                            15.60      571,572.62
                                                                                            16.64      576,875.97
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.39       86,338.59
                                                                                            10.75       94,859.59
                                                                                            11.58            0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.38      700,305.13
                                                                                            10.47    1,914,684.68
                                                                                            11.81    3,193,820.29
                                                                                            12.78    3,814,057.40
                                                                                            12.09    3,599,476.20
                                                                                            12.93    3,526,139.77
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        16.88      129,360.48
                                                                                            19.54      135,393.62
                                                                                            25.60      131,037.27
                                                                                            27.59      133,067.26
                                                                                            26.51      138,797.12
                                                                                            31.42      129,507.80
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01       70,593.47
                                                                                             1.12    2,935,952.74
                                                                                             1.21    7,249,284.29
                                                                                             1.18   11,182,752.27
                                                                                             1.22   10,935,905.00
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        39.07      268,726.58
                                                                                            44.49      263,680.43
                                                                                            57.81      236,194.61
                                                                                            64.51      220,248.55
                                                                                            64.22      209,239.36
                                                                                            70.57      198,538.27
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        12.84       89,309.20
                                                                                            14.78       89,427.86
                                                                                            17.39       85,675.62
                                                                                            15.97      100,121.35
                                                                                            15.47      108,526.63
                                                                                            15.13      120,387.89
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011).................        45.32       19,864.37
                                                                                            49.76       23,721.16
                                                                                            58.28       22,722.25
                                                                                            62.31       22,648.37
                                                                                            61.22       23,784.46
                                                                                            65.79       24,584.06

1.35 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)...................... 2011          10.89
                                                                                   2012          11.88
                                                                                   2013          13.64
                                                                                   2014          18.22
                                                                                   2015          19.87
                                                                                   2016          19.54
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................. 2011           8.05
                                                                                   2012           8.74
                                                                                   2013           9.82
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.61
                                                                                   2012          13.82
                                                                                   2013          14.90
                                                                                   2014          20.44
                                                                                   2015          20.37
                                                                                   2016          19.09
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.98
                                                                                   2012          11.10
                                                                                   2013          12.93
                                                                                   2014          15.50
                                                                                   2015          14.33
                                                                                   2016          13.96
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          15.50
                                                                                   2012          17.09
                                                                                   2013          18.50
                                                                                   2014          25.23
                                                                                   2015          24.82
                                                                                   2016          24.58
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          13.40
                                                                                   2012          14.63
                                                                                   2013          15.20
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          16.47
                                                                                   2012          17.00
                                                                                   2013          20.32
                                                                                   2014          25.48
                                                                                   2015          25.68
                                                                                   2016          26.33
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           8.02
                                                                                   2012           8.38
                                                                                   2013          10.11
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.87
                                                                                   2012          15.16
                                                                                   2013          16.32
                                                                                   2014          14.61
                                                                                   2015          14.83
                                                                                   2016          14.18
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          16.38
                                                                                   2012          16.75
                                                                                   2013          18.06
                                                                                   2014          17.48
                                                                                   2015          17.97
                                                                                   2016          17.72
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.61
                                                                                   2012          10.75
                                                                                   2013          10.94
                                                                                   2014          10.31
                                                                                   2015          10.94
                                                                                   2016          10.84
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.75
                                                                                   2015          11.52
                                                                                   2016          11.23
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          15.18
                                                                                   2012          17.13
                                                                                   2013          19.61
                                                                                   2014          26.74
                                                                                   2015          27.64
                                                                                   2016          26.04
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06



1.35 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)......................        11.88      86,797.73
                                                                                          13.64      89,917.61
                                                                                          18.22     214,582.97
                                                                                          19.87     207,099.44
                                                                                          19.54     197,406.32
                                                                                          21.99     186,739.90
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................         8.74     162,744.93
                                                                                           9.82     168,846.57
                                                                                          10.76           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        13.82      42,329.04
                                                                                          14.90      44,659.56
                                                                                          20.44      37,202.20
                                                                                          20.37      33,645.26
                                                                                          19.09      33,334.51
                                                                                          17.24      35,727.59
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        11.10     279,685.96
                                                                                          12.93     289,482.00
                                                                                          15.50     258,581.69
                                                                                          14.33     274,703.89
                                                                                          13.96     274,608.38
                                                                                          13.91     284,240.00
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        17.09       7,179.09
                                                                                          18.50      10,055.04
                                                                                          25.23      29,332.80
                                                                                          24.82      30,314.30
                                                                                          24.58      28,856.89
                                                                                          28.71      30,092.42
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        14.63      26,447.93
                                                                                          15.20      27,589.52
                                                                                          16.48           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        17.00      86,262.48
                                                                                          20.32      86,740.33
                                                                                          25.48     110,315.38
                                                                                          25.68     120,802.06
                                                                                          26.33     115,047.74
                                                                                          26.04     112,174.57
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.38      60,852.97
                                                                                          10.11      59,820.94
                                                                                          10.75           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03      98,829.01
                                                                                           0.96     291,351.18
                                                                                           1.05   1,009,945.80
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        15.16     591,119.67
                                                                                          16.32     620,731.01
                                                                                          14.61     608,119.67
                                                                                          14.83     558,516.04
                                                                                          14.18     536,506.36
                                                                                          14.68     493,607.22
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.75     769,647.90
                                                                                          18.06     845,199.99
                                                                                          17.48     918,726.14
                                                                                          17.97     841,898.54
                                                                                          17.72     819,208.44
                                                                                          17.94     828,587.40
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.75     231,236.05
                                                                                          10.94     722,195.98
                                                                                          10.31     745,020.36
                                                                                          10.94     712,883.49
                                                                                          10.84     681,605.74
                                                                                          10.83     683,405.55
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.75      69,071.59
                                                                                          11.52     112,883.42
                                                                                          11.23     240,582.93
                                                                                          11.58     201,071.96
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        17.13      63,220.27
                                                                                          19.61      68,575.61
                                                                                          26.74      64,937.25
                                                                                          27.64      61,477.58
                                                                                          26.04      64,709.23
                                                                                          31.08      60,983.55
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06   1,357,517.74
                                                                                           1.16   4,953,208.49

1.35 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2014           1.16           1.23   5,976,973.46
                                                                           2015           1.23           1.20   6,024,445.02
                                                                           2016           1.20           1.25   5,973,044.62
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)...... 2011          11.04          11.67   1,292,160.03
                                                                           2012          11.67          13.00   1,325,412.37
                                                                           2013          13.00          14.48   1,290,443.73
                                                                           2014          14.48          15.12   1,241,487.10
                                                                           2015          15.12          14.62   1,179,700.16
                                                                           2016          14.62          15.26   1,101,537.76
SSGA Growth ETF Investment Division (Class B) (10/7/2011))................ 2011          10.25          10.90     240,863.95
                                                                           2012          10.90          12.37     195,538.71
                                                                           2013          12.37          14.41     196,038.85
                                                                           2014          14.41          14.98     165,849.88
                                                                           2015          14.98          14.44     149,705.86
                                                                           2016          14.44          15.22     131,678.92
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          17.54          22.15      66,096.57
                                                                           2014          22.15          23.79      87,878.62
                                                                           2015          23.79          25.94      98,813.21
                                                                           2016          25.94          25.98     111,872.24
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           6.14           6.18     131,758.98
                                                                           2012           6.18           6.83     147,780.33
                                                                           2013           6.83           7.15           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.52          10.22     299,055.09
                                                                           2012          10.22          11.46     317,542.87
                                                                           2013          11.46          15.44     304,391.38
                                                                           2014          15.44          17.18     308,232.81
                                                                           2015          17.18          18.08     297,511.40
                                                                           2016          18.08          18.95     288,284.20
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          16.37          18.27      51,256.32
                                                                           2012          18.27          20.89      56,117.63
                                                                           2013          20.89          29.72      64,501.27
                                                                           2014          29.72          31.27      71,529.88
                                                                           2015          31.27          31.61      77,074.75
                                                                           2016          31.61          34.77      79,197.54
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.82          15.48      72,618.13
                                                                           2012          15.48          15.66      83,318.95
                                                                           2013          15.66          17.12      81,662.54
                                                                           2014          17.12          13.71      92,060.18
                                                                           2015          13.71           9.09     128,126.45
                                                                           2016           9.09          12.90      94,269.85
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         31.45     103,939.37
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          22.74          24.08      66,023.15
                                                                           2012          24.08          26.83      80,608.52
                                                                           2013          26.83          28.58      98,257.50
                                                                           2014          28.58          29.56     107,730.12
                                                                           2015          29.56          28.53     112,375.82
                                                                           2016          28.53          29.40           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         32.12     113,916.24
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          25.08          25.71      45,485.11
                                                                           2012          25.71          28.27      53,224.70
                                                                           2013          28.27          28.29      52,567.48
                                                                           2014          28.29          29.15      62,131.63
                                                                           2015          29.15          28.34      56,200.35
                                                                           2016          28.34          29.05           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          18.08          18.19     183,151.82
                                                                           2012          18.19          18.49     172,589.92
                                                                           2013          18.49          18.08     119,247.69
                                                                           2014          18.08          18.29     126,457.93
                                                                           2015          18.29          18.10     114,523.18
                                                                           2016          18.10          18.04     128,484.99

                                                                                       AT 1.60 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          23.39          24.12     132,698.77
                                                                              2012          24.12          28.05     132,130.23
                                                                              2013          28.05          35.41     124,519.21
                                                                              2014          35.41          35.59     122,329.46
                                                                              2015          35.59          35.12     117,616.19
                                                                              2016          35.12          35.29     117,699.49
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          89.50          95.77      36,229.64
                                                                              2012          95.77         110.71      37,762.23
                                                                              2013         110.71         145.46      35,331.39
                                                                              2014         145.46         158.38      33,233.12
                                                                              2015         158.38         158.13      33,043.91
                                                                              2016         158.13         173.55      33,607.57





1.40 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.43           9.73         173.34
                                                                                2012           9.73          10.56      13,335.28
                                                                                2013          10.56          11.58      36,373.07
                                                                                2014          11.58          12.26      36,876.05
                                                                                2015          12.26          12.16      45,666.16
                                                                                2016          12.16          12.42      44,592.61
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.04     116,184.88
                                                                                2015           1.04           1.01      29,312.23
                                                                                2016           1.01           1.02      16,931.65
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.15           9.54     304,131.75
                                                                                2012           9.54          10.68     306,775.76
                                                                                2013          10.68          12.48     311,488.59
                                                                                2014          12.48          13.06     299,227.45
                                                                                2015          13.06          12.78     260,559.05
                                                                                2016          12.78          13.59     268,675.91
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.38           8.83      14,120.95
                                                                                2012           8.83          10.12      14,244.66
                                                                                2013          10.12          12.48      12,329.96
                                                                                2014          12.48          13.10      12,214.96
                                                                                2015          13.10          12.82      12,207.09
                                                                                2016          12.82          13.77      12,198.40
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.16           8.65     151,751.98
                                                                                2012           8.65          10.02     143,567.59
                                                                                2013          10.02          12.82     112,965.31
                                                                                2014          12.82          13.68     106,978.36
                                                                                2015          13.68          14.37     108,626.30
                                                                                2016          14.37          15.46     101,010.69
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.66          10.01     348,617.80
                                                                                2012          10.01          10.94     309,816.32
                                                                                2013          10.94          12.25     294,567.59
                                                                                2014          12.25          12.81     283,982.73
                                                                                2015          12.81          12.54     276,257.73
                                                                                2016          12.54          13.24     255,170.32
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.20          10.60         161.29
                                                                                2012          10.60          11.56      50,028.71
                                                                                2013          11.56          11.01      48,611.89
                                                                                2014          11.01          11.29      46,215.88
                                                                                2015          11.29          10.07      40,283.47
                                                                                2016          10.07          10.82      37,988.88
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.66          10.68       5,054.19
                                                                                2012          10.68          12.57       2,710.61
                                                                                2013          12.57          14.27       2,059.52
                                                                                2014          14.27          13.60       2,094.61
                                                                                2015          13.60          13.12       1,988.12
                                                                                2016          13.12          13.59       1,680.50
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          16.23          16.42     177,373.38
                                                                                2012          16.42          16.78     191,560.95
                                                                                2013          16.78          16.13     199,277.11
                                                                                2014          16.13          16.77     185,014.81

1.40 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2015          16.77          16.55     175,216.27
                                                                               2016          16.55          16.67     169,762.41
BlackRock Bond Income Investment Division (Class B) (10/7/2011)............... 2011          54.53          55.42      14,578.22
                                                                               2012          55.42          58.63      12,631.31
                                                                               2013          58.63          57.23      15,549.34
                                                                               2014          57.23          60.28      15,948.05
                                                                               2015          60.28          59.64      16,671.26
                                                                               2016          59.64          60.50      15,760.26
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)...... 2011          27.29          28.38      21,415.40
                                                                               2012          28.38          31.92      20,628.34
                                                                               2013          31.92          42.15      18,931.18
                                                                               2014          42.15          45.16      17,165.66
                                                                               2015          45.16          47.21      15,793.61
                                                                               2016          47.21          46.48      14,874.57
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.27           9.56         195.75
                                                                               2012           9.56          10.29      19,809.18
                                                                               2013          10.29          11.20      37,552.84
                                                                               2014          11.20          11.69      43,798.13
                                                                               2015          11.69          11.52      60,901.78
                                                                               2016          11.52          11.86      45,308.30
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........... 2011          10.07          11.10      32,826.28
                                                                               2012          11.10          12.48      21,904.39
                                                                               2013          12.48          16.21      26,761.73
                                                                               2014          16.21          17.54      28,353.80
                                                                               2015          17.54          16.23      32,895.67
                                                                               2016          16.23          18.90      24,458.02
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............. 2011          22.94          22.87           0.00
                                                                               2012          22.87          22.55           0.00
                                                                               2013          22.55          22.24           0.00
                                                                               2014          22.24          21.93           0.00
                                                                               2015          21.93          21.62           0.00
                                                                               2016          21.62          21.34           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011          12.44          13.27      13,586.18
                                                                               2012          13.27          16.49      11,119.42
                                                                               2013          16.49          16.84      11,826.74
                                                                               2014          16.84          18.81      11,263.58
                                                                               2015          18.81          18.29      14,231.73
                                                                               2016          18.29          18.19      14,468.36
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)....... 2011           7.09           7.69      27,927.13
                                                                               2012           7.69           8.99      28,265.68
                                                                               2013           8.99          12.90      30,366.32
                                                                               2014          12.90          15.13     107,350.07
                                                                               2015          15.13          14.32     109,724.80
                                                                               2016          14.32          14.49     101,110.21
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)... 2011         136.73         141.76       7,164.15
                                                                               2012         141.76         171.25       5,898.17
                                                                               2013         171.25         217.48       5,546.97
                                                                               2014         217.48         226.47           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          39.90          42.84       6,884.44
                                                                               2012          42.84          46.76       6,178.78
                                                                               2013          46.76          61.07       5,319.17
                                                                               2014          61.07          66.77       5,375.35
                                                                               2015          66.77          67.55       4,499.36
                                                                               2016          67.55          70.05       4,378.15
Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011          16.83          16.86      46,883.06
                                                                               2012          16.86          21.49      42,066.07
                                                                               2013          21.49          27.66      42,859.63
                                                                               2014          27.66          25.69      43,618.22
                                                                               2015          25.69          24.19      44,647.35
                                                                               2016          24.19          25.80      46,683.73
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012           1.01           1.04     267,341.06
                                                                               2013           1.04           1.05     322,571.67
                                                                               2014           1.05           1.09     310,915.02
                                                                               2015           1.09           1.03     307,987.05
                                                                               2016           1.03           1.14     384,876.61
Invesco Mid Cap Value Investment Division (Class B)........................... 2012          25.32          26.03      16,340.61
                                                                               2013          26.03          33.45      13,905.29
                                                                               2014          33.45          36.16      11,969.48
                                                                               2015          36.16          32.46      12,738.22
                                                                               2016          32.46          36.97      10,143.84
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............... 2011          20.75          23.01      19,657.86
                                                                               2012          23.01          25.44           0.00

1.40 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).............. 2011          14.26
                                                                                 2012          15.51
                                                                                 2013          18.08
                                                                                 2014          24.99
                                                                                 2015          26.60
                                                                                 2016          25.78
Jennison Growth Investment Division (Class B) (10/7/2011)....................... 2011          11.69
                                                                                 2012          12.17
                                                                                 2013          13.86
                                                                                 2014          18.69
                                                                                 2015          20.04
                                                                                 2016          21.85
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................. 2011           7.67
                                                                                 2012           8.17
JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................... 2013          11.23
                                                                                 2014          10.68
                                                                                 2015          11.07
                                                                                 2016          10.97
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).................. 2011          10.66
                                                                                 2012          10.80
                                                                                 2013          11.17
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.05
                                                                                 2014           1.14
                                                                                 2015           1.21
                                                                                 2016           1.20
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.70
                                                                                 2012          12.99
                                                                                 2013          14.77
                                                                                 2014          19.36
                                                                                 2015          19.93
                                                                                 2016          18.19
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          12.00
                                                                                 2012          12.67
                                                                                 2013          14.61
                                                                                 2014          16.87
                                                                                 2015          17.21
                                                                                 2016          17.18
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.44
                                                                                 2012          11.18
                                                                                 2013          12.40
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          31.42
                                                                                 2012          35.36
                                                                                 2013          39.84
                                                                                 2014          55.27
                                                                                 2015          56.41
                                                                                 2016          54.65
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.78
                                                                                 2012          10.08
                                                                                 2013          11.81
                                                                                 2014          11.07
                                                                                 2015          10.20
                                                                                 2016           8.67
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          28.62
                                                                                 2012          31.50
                                                                                 2013          34.65
                                                                                 2014          46.65
                                                                                 2015          46.77
                                                                                 2016          41.66
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.22
                                                                                 2012          14.24
                                                                                 2013          16.55
                                                                                 2014          20.83
                                                                                 2015          19.16
                                                                                 2016          19.98
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011          10.00
                                                                                 2012          10.28
                                                                                 2013          10.88



1.40 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)..............        15.51       1,982.54
                                                                                        18.08       2,975.03
                                                                                        24.99       2,524.23
                                                                                        26.60       2,678.36
                                                                                        25.78       2,503.49
                                                                                        28.33       2,406.59
Jennison Growth Investment Division (Class B) (10/7/2011).......................        12.17      24,210.48
                                                                                        13.86      46,965.18
                                                                                        18.69      38,934.05
                                                                                        20.04      36,052.46
                                                                                        21.85      33,819.20
                                                                                        21.52      35,661.45
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).................         8.17      24,142.86
                                                                                         9.20           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)....................        10.68      32,322.14
                                                                                        11.07      30,872.16
                                                                                        10.97      30,891.28
                                                                                        11.06      30,360.86
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)..................        10.80      43,706.46
                                                                                        11.17      40,507.02
                                                                                        11.14           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.05      33,742.22
                                                                                         1.14     202,407.70
                                                                                         1.21     390,165.01
                                                                                         1.20     414,206.32
                                                                                         1.22     370,688.68
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.99       3,971.72
                                                                                        14.77       5,701.52
                                                                                        19.36       5,465.75
                                                                                        19.93       6,603.27
                                                                                        18.19       5,612.76
                                                                                        23.41       5,199.00
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.67      15,970.54
                                                                                        14.61      13,353.95
                                                                                        16.87      18,716.72
                                                                                        17.21      18,246.58
                                                                                        17.18      17,471.05
                                                                                        17.75      18,366.71
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.18      11,070.14
                                                                                        12.40       8,075.48
                                                                                        12.94           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        35.36       7,805.84
                                                                                        39.84       7,776.80
                                                                                        55.27       5,425.94
                                                                                        56.41       5,309.25
                                                                                        54.65       5,224.13
                                                                                        64.12       4,981.54
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................        10.08      24,822.94
                                                                                        11.81      17,715.23
                                                                                        11.07      18,386.69
                                                                                        10.20      18,660.21
                                                                                         8.67      20,243.30
                                                                                         9.53      18,270.31
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        31.50       4,615.25
                                                                                        34.65       4,763.25
                                                                                        46.65       3,470.50
                                                                                        46.77       3,812.65
                                                                                        41.66       3,372.64
                                                                                        50.39       3,107.69
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.24       1,359.73
                                                                                        16.55       1,393.82
                                                                                        20.83       2,591.35
                                                                                        19.16       1,167.07
                                                                                        19.98       1,023.87
                                                                                        20.85         795.85
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.28       5,193.73
                                                                                        10.88       5,089.56
                                                                                        11.14       8,358.22

1.40 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2014          11.14          11.06       8,156.79
                                                                               2015          11.06          10.82       6,713.08
                                                                               2016          10.82          11.66       6,509.97
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.71           9.76         396.19
                                                                               2012           9.76          10.05       1,276.68
                                                                               2013          10.05          10.02      18,184.23
                                                                               2014          10.02           9.99      26,209.10
                                                                               2015           9.99           9.79      11,887.46
                                                                               2016           9.79           9.96      13,190.68
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.94          11.99       6,900.17
                                                                               2012          11.99          13.51       6,875.23
                                                                               2013          13.51          13.46       7,157.54
                                                                               2014          13.46          13.42       7,114.92
                                                                               2015          13.42          12.69       7,221.96
                                                                               2016          12.69          12.62       6,571.57
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          28.46          31.14      20,100.64
                                                                               2012          31.14          34.58      19,690.04
                                                                               2013          34.58          45.48      17,883.08
                                                                               2014          45.48          49.49      17,026.43
                                                                               2015          49.49          49.85      15,449.70
                                                                               2016          49.85          52.62      14,561.55
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011           8.58           9.27      26,110.47
                                                                               2012           9.27          10.36      23,346.66
                                                                               2013          10.36          13.71      26,500.55
                                                                               2014          13.71          15.34      24,434.06
                                                                               2015          15.34          15.79      22,688.16
                                                                               2016          15.79          16.85      21,490.37
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.82          10.41         757.11
                                                                               2012          10.41          11.98         755.80
                                                                               2013          11.98          15.31         754.61
                                                                               2014          15.31          15.86         753.61
                                                                               2015          15.86          15.33         752.69
                                                                               2016          15.33          16.47         751.67
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          12.22          12.52     169,412.39
                                                                               2012          12.52          13.48     186,299.18
                                                                               2013          13.48          13.87     159,730.64
                                                                               2014          13.87          14.28     154,685.37
                                                                               2015          14.28          14.00     140,499.09
                                                                               2016          14.00          14.43     136,056.22
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.71          12.11     261,191.92
                                                                               2012          12.11          13.31     273,111.43
                                                                               2013          13.31          14.56     257,108.63
                                                                               2014          14.56          15.07     254,770.09
                                                                               2015          15.07          14.70     221,333.56
                                                                               2016          14.70          15.38     209,180.01
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          11.14          11.62   1,333,340.76
                                                                               2012          11.62          12.97   1,361,807.32
                                                                               2013          12.97          15.10   1,302,410.08
                                                                               2014          15.10          15.64   1,243,964.93
                                                                               2015          15.64          15.22   1,209,424.28
                                                                               2016          15.22          16.08   1,147,596.15
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.62          13.25         925.79
                                                                               2014          13.25          13.20           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.49          11.06      28,659.10
                                                                               2012          11.06          12.58      32,192.15
                                                                               2013          12.58          15.43      46,215.72
                                                                               2014          15.43          16.01      52,194.13
                                                                               2015          16.01          15.52      50,119.28
                                                                               2016          15.52          16.55      27,133.92
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011           8.78           9.37       4,839.80
                                                                               2012           9.37          10.73       2,194.07
                                                                               2013          10.73          11.55           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)............... 2011           9.19           9.38         174.60
                                                                               2012           9.38          10.46      17,118.53
                                                                               2013          10.46          11.80      43,164.61
                                                                               2014          11.80          12.76      77,170.13
                                                                               2015          12.76          12.06     106,305.54

1.40 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2016          12.06
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          15.26
                                                                                    2012          16.78
                                                                                    2013          19.41
                                                                                    2014          25.43
                                                                                    2015          27.39
                                                                                    2016          26.30
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.21
                                                                                    2016           1.18
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          35.48
                                                                                    2012          38.65
                                                                                    2013          43.99
                                                                                    2014          57.13
                                                                                    2015          63.72
                                                                                    2016          63.40
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.58
                                                                                    2012          12.77
                                                                                    2013          14.70
                                                                                    2014          17.28
                                                                                    2015          15.86
                                                                                    2016          15.36
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          42.31
                                                                                    2012          44.76
                                                                                    2013          49.13
                                                                                    2014          57.50
                                                                                    2015          61.45
                                                                                    2016          60.35
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          13.21
                                                                                    2012          14.42
                                                                                    2013          16.53
                                                                                    2014          22.08
                                                                                    2015          24.07
                                                                                    2016          23.65
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           8.04
                                                                                    2012           8.72
                                                                                    2013           9.80
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          13.51
                                                                                    2012          13.72
                                                                                    2013          14.78
                                                                                    2014          20.27
                                                                                    2015          20.19
                                                                                    2016          18.91
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.91
                                                                                    2012          11.03
                                                                                    2013          12.84
                                                                                    2014          15.38
                                                                                    2015          14.22
                                                                                    2016          13.84
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          15.41
                                                                                    2012          16.99
                                                                                    2013          18.39
                                                                                    2014          25.06
                                                                                    2015          24.64
                                                                                    2016          24.39
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          13.33
                                                                                    2012          14.56
                                                                                    2013          15.11
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................ 2011          16.35
                                                                                    2012          16.87
                                                                                    2013          20.16
                                                                                    2014          25.27
                                                                                    2015          25.45
                                                                                    2016          26.09
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011).................... 2011           8.00
                                                                                    2012           8.37
                                                                                    2013          10.09
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)......... 2014           0.99
                                                                                    2015           1.03



1.40 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
                                                                                           12.89      98,531.65
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        16.78      34,474.81
                                                                                           19.41      36,542.52
                                                                                           25.43      34,093.59
                                                                                           27.39      37,211.20
                                                                                           26.30      38,146.96
                                                                                           31.16      30,003.75
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12      99,843.12
                                                                                            1.21     172,419.24
                                                                                            1.18     304,178.92
                                                                                            1.21     281,107.61
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        38.65      67,254.89
                                                                                           43.99      66,976.00
                                                                                           57.13      58,913.48
                                                                                           63.72      53,876.06
                                                                                           63.40      52,577.23
                                                                                           69.64      46,460.80
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.77      19,581.50
                                                                                           14.70      23,778.66
                                                                                           17.28      23,029.68
                                                                                           15.86      24,852.40
                                                                                           15.36      24,772.03
                                                                                           15.01      26,993.82
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        44.76       4,725.22
                                                                                           49.13       5,383.55
                                                                                           57.50       4,253.09
                                                                                           61.45       4,112.68
                                                                                           60.35       4,022.39
                                                                                           64.82       4,124.78
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        14.42      17,131.30
                                                                                           16.53      19,138.59
                                                                                           22.08      22,233.01
                                                                                           24.07      20,945.51
                                                                                           23.65      19,713.15
                                                                                           26.61      16,764.96
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.72      13,974.28
                                                                                            9.80       9,937.45
                                                                                           10.73           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        13.72       6,509.23
                                                                                           14.78       7,224.88
                                                                                           20.27       6,565.36
                                                                                           20.19       6,364.14
                                                                                           18.91       8,051.82
                                                                                           17.07       5,545.99
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        11.03      62,715.85
                                                                                           12.84      64,198.01
                                                                                           15.38      56,867.93
                                                                                           14.22      61,901.25
                                                                                           13.84      59,129.02
                                                                                           13.79      59,773.26
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        16.99         638.08
                                                                                           18.39       1,952.77
                                                                                           25.06       7,679.96
                                                                                           24.64       9,081.06
                                                                                           24.39       7,897.73
                                                                                           28.47       6,223.03
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        14.56       7,146.54
                                                                                           15.11       7,274.67
                                                                                           16.39           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................        16.87      13,360.53
                                                                                           20.16      11,004.61
                                                                                           25.27      10,364.42
                                                                                           25.45      11,895.83
                                                                                           26.09      11,184.81
                                                                                           25.78      11,490.43
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)....................         8.37       2,333.68
                                                                                           10.09       2,171.83
                                                                                           10.72           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014).........         1.03      39,100.21
                                                                                            0.96      36,847.80

1.40 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........ 2011          14.81
                                                                                 2012          15.09
                                                                                 2013          16.24
                                                                                 2014          14.53
                                                                                 2015          14.74
                                                                                 2016          14.09
PIMCO Total Return Investment Division (Class B) (10/7/2011).................... 2011          16.30
                                                                                 2012          16.66
                                                                                 2013          17.95
                                                                                 2014          17.36
                                                                                 2015          17.84
                                                                                 2016          17.59
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011).... 2011          10.61
                                                                                 2012          10.75
                                                                                 2013          10.93
                                                                                 2014          10.29
                                                                                 2015          10.92
                                                                                 2016          10.81
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)......... 2013          10.21
                                                                                 2014          10.75
                                                                                 2015          11.51
                                                                                 2016          11.21
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)........... 2011          15.08
                                                                                 2012          17.02
                                                                                 2013          19.47
                                                                                 2014          26.54
                                                                                 2015          27.42
                                                                                 2016          25.82
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).......... 2012           1.01
                                                                                 2013           1.06
                                                                                 2014           1.15
                                                                                 2015           1.23
                                                                                 2016           1.20
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............ 2011          11.01
                                                                                 2012          11.64
                                                                                 2013          12.95
                                                                                 2014          14.42
                                                                                 2015          15.05
                                                                                 2016          14.55
SSGA Growth ETF Investment Division (Class B) (10/7/2011))...................... 2011          10.22
                                                                                 2012          10.86
                                                                                 2013          12.32
                                                                                 2014          14.35
                                                                                 2015          14.91
                                                                                 2016          14.36
T. Rowe Price Large Cap Growth Investment Division (Class B).................... 2013           7.14
                                                                                 2014           9.02
                                                                                 2015           9.68
                                                                                 2016          10.55
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)....................... 2011           6.11
                                                                                 2012           6.15
                                                                                 2013           6.79
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).......... 2011           9.47
                                                                                 2012          10.16
                                                                                 2013          11.39
                                                                                 2014          15.34
                                                                                 2015          17.06
                                                                                 2016          17.95
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........ 2011          16.25
                                                                                 2012          18.13
                                                                                 2013          20.73
                                                                                 2014          29.47
                                                                                 2015          30.99
                                                                                 2016          31.31
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)..................................................................... 2011          14.80
                                                                                 2012          15.45
                                                                                 2013          15.63
                                                                                 2014          17.07
                                                                                 2015          13.66
                                                                                 2016           9.06
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B).............................................................. 2016



1.40 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                         1.05      73,906.37
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........        15.09     109,175.58
                                                                                        16.24     114,893.31
                                                                                        14.53     128,760.50
                                                                                        14.74     112,303.51
                                                                                        14.09     114,684.72
                                                                                        14.58     112,585.94
PIMCO Total Return Investment Division (Class B) (10/7/2011)....................        16.66     182,183.85
                                                                                        17.95     186,040.34
                                                                                        17.36     197,459.57
                                                                                        17.84     181,620.59
                                                                                        17.59     183,778.63
                                                                                        17.80     178,020.75
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)....        10.75         358.68
                                                                                        10.93       1,140.50
                                                                                        10.29       2,414.40
                                                                                        10.92       2,065.60
                                                                                        10.81       7,476.51
                                                                                        10.80      33,670.04
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013).........        10.75         341.05
                                                                                        11.51      11,574.00
                                                                                        11.21       9,893.37
                                                                                        11.56       9,939.77
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)...........        17.02      16,162.29
                                                                                        19.47      15,889.01
                                                                                        26.54      14,136.08
                                                                                        27.42      19,253.15
                                                                                        25.82      20,569.44
                                                                                        30.80      16,367.16
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)..........         1.06      25,085.31
                                                                                         1.15     224,505.28
                                                                                         1.23     221,381.89
                                                                                         1.20     230,659.71
                                                                                         1.25     208,253.69
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............        11.64     575,678.49
                                                                                        12.95     602,259.13
                                                                                        14.42     551,926.67
                                                                                        15.05     536,529.17
                                                                                        14.55     494,215.19
                                                                                        15.18     456,227.98
SSGA Growth ETF Investment Division (Class B) (10/7/2011))......................        10.86       8,851.22
                                                                                        12.32       8,114.12
                                                                                        14.35       6,332.57
                                                                                        14.91       5,462.91
                                                                                        14.36      14,317.56
                                                                                        15.14      14,163.68
T. Rowe Price Large Cap Growth Investment Division (Class B)....................         9.02      27,827.90
                                                                                         9.68      33,104.11
                                                                                        10.55      69,903.26
                                                                                        10.56      69,729.09
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).......................         6.15      21,560.45
                                                                                         6.79      25,279.65
                                                                                         7.10           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)..........        10.16      43,393.98
                                                                                        11.39      47,141.38
                                                                                        15.34      48,455.69
                                                                                        17.06      47,437.82
                                                                                        17.95      59,183.15
                                                                                        18.80      50,681.84
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........        18.13      10,619.42
                                                                                        20.73      11,584.16
                                                                                        29.47      12,713.83
                                                                                        30.99      15,118.09
                                                                                        31.31      24,011.98
                                                                                        34.42      21,291.43
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).....................................................................        15.45      15,631.83
                                                                                        15.63      14,881.59
                                                                                        17.07      15,788.93
                                                                                        13.66      14,956.43
                                                                                         9.06      18,028.66
                                                                                        12.84      14,243.43
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)..............................................................        31.10      13,430.27

1.40 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).......................................... 2011          22.57          23.89      12,734.80
                                                                          2012          23.89          26.61      10,618.45
                                                                          2013          26.61          28.33      10,687.98
                                                                          2014          28.33          29.29      11,927.19
                                                                          2015          29.29          28.25      23,024.69
                                                                          2016          28.25          29.11           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         31.77       9,087.78
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          24.87          25.49       8,175.17
                                                                          2012          25.49          28.01       8,171.00
                                                                          2013          28.01          28.01       8,527.00
                                                                          2014          28.01          28.85       9,210.29
                                                                          2015          28.85          28.03      11,385.76
                                                                          2016          28.03          28.73           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          17.93          18.03      15,499.68
                                                                          2012          18.03          18.32      15,634.78
                                                                          2013          18.32          17.91      15,417.22
                                                                          2014          17.91          18.11      14,927.62
                                                                          2015          18.11          17.91      14,623.14
                                                                          2016          17.91          17.84      13,525.57





                                                                                       AT 1.65 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          23.24          23.95      19,441.96
                                                                              2012          23.95          27.84      19,174.92
                                                                              2013          27.84          35.14      15,877.79
                                                                              2014          35.14          35.29      16,334.01
                                                                              2015          35.29          34.81      18,063.80
                                                                              2016          34.81          34.96      15,151.93
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          88.27          94.44       6,351.11
                                                                              2012          94.44         109.12       5,703.56
                                                                              2013         109.12         143.30       5,033.93
                                                                              2014         143.30         155.95       5,021.11
                                                                              2015         155.95         155.62       4,883.13
                                                                              2016         155.62         170.72       4,397.17





1.45 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)....... 2011           9.42           9.73   1,270,161.57
                                                                              2012           9.73          10.55   2,926,135.30
                                                                              2013          10.55          11.56   3,876,664.92
                                                                              2014          11.56          12.23   3,792,910.00
                                                                              2015          12.23          12.13   3,743,436.80
                                                                              2016          12.13          12.38   3,524,290.05
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014)........................................................ 2014           0.99           1.04     496,007.42
                                                                              2015           1.04           1.01   1,173,630.08
                                                                              2016           1.01           1.02   1,046,005.63
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................. 2011           9.13           9.52   3,313,456.04
                                                                              2012           9.52          10.66   3,187,551.86
                                                                              2013          10.66          12.45   3,295,052.51
                                                                              2014          12.45          13.01   3,232,111.79
                                                                              2015          13.01          12.73   3,080,255.05
                                                                              2016          12.73          13.53   2,885,703.84
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................. 2011           8.37           8.82   2,155,405.09

1.45 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2012           8.82          10.09   1,902,389.97
                                                                                2013          10.09          12.45   1,838,284.35
                                                                                2014          12.45          13.05   1,890,133.38
                                                                                2015          13.05          12.77   1,851,401.45
                                                                                2016          12.77          13.71   1,849,646.97
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.15           8.64   1,831,408.65
                                                                                2012           8.64          10.00   1,825,669.19
                                                                                2013          10.00          12.79   1,786,929.66
                                                                                2014          12.79          13.64   1,772,519.45
                                                                                2015          13.64          14.31   1,694,929.52
                                                                                2016          14.31          15.39   1,569,944.14
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.65           9.99   6,023,795.43
                                                                                2012           9.99          10.91   5,991,561.61
                                                                                2013          10.91          12.21   5,674,932.16
                                                                                2014          12.21          12.77   5,378,603.24
                                                                                2015          12.77          12.49   5,003,825.96
                                                                                2016          12.49          13.18   4,316,430.80
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.20          10.60   1,358,836.70
                                                                                2012          10.60          11.55   4,042,465.08
                                                                                2013          11.55          10.99   4,516,696.54
                                                                                2014          10.99          11.27   4,243,897.23
                                                                                2015          11.27          10.04   3,986,918.36
                                                                                2016          10.04          10.79   3,596,765.36
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.55          10.57     500,619.17
                                                                                2012          10.57          12.43     456,862.29
                                                                                2013          12.43          14.11     391,419.37
                                                                                2014          14.11          13.44     363,175.15
                                                                                2015          13.44          12.96     341,184.29
                                                                                2016          12.96          13.42     314,161.05
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          16.12          16.31   4,173,734.13
                                                                                2012          16.31          16.66   4,398,212.21
                                                                                2013          16.66          16.00   4,800,501.63
                                                                                2014          16.00          16.64   4,745,608.71
                                                                                2015          16.64          16.41   4,531,833.91
                                                                                2016          16.41          16.52   4,337,161.57
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          53.77          54.64     399,462.79
                                                                                2012          54.64          57.77     396,075.88
                                                                                2013          57.77          56.37     410,153.92
                                                                                2014          56.37          59.34     402,870.48
                                                                                2015          59.34          58.68     425,425.27
                                                                                2016          58.68          59.50     418,332.76
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          27.06          28.14     349,149.32
                                                                                2012          28.14          31.63     317,405.84
                                                                                2013          31.63          41.75     278,831.45
                                                                                2014          41.75          44.70     263,782.91
                                                                                2015          44.70          46.71     251,831.77
                                                                                2016          46.71          45.97     216,622.26
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.27           9.56   2,036,954.15
                                                                                2012           9.56          10.28   4,561,809.47
                                                                                2013          10.28          11.18   5,383,823.09
                                                                                2014          11.18          11.67   5,211,699.64
                                                                                2015          11.67          11.49   5,111,720.74
                                                                                2016          11.49          11.83   4,728,190.54
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011          10.02          11.05   1,180,555.02
                                                                                2012          11.05          12.41   1,145,938.85
                                                                                2013          12.41          16.12   1,051,379.58
                                                                                2014          16.12          17.43   1,004,100.42
                                                                                2015          17.43          16.12     927,433.93
                                                                                2016          16.12          18.76     888,388.82
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          22.71          22.63     353,516.24
                                                                                2012          22.63          22.31     351,871.60
                                                                                2013          22.31          21.99     293,001.36
                                                                                2014          21.99          21.67     294,342.89
                                                                                2015          21.67          21.36     220,512.69
                                                                                2016          21.36          21.07     237,628.95
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          12.39          13.22   1,330,824.80
                                                                                2012          13.22          16.42   1,207,525.70
                                                                                2013          16.42          16.76   1,259,911.15
                                                                                2014          16.76          18.71   1,115,378.33
                                                                                2015          18.71          18.18   1,028,045.22
                                                                                2016          18.18          18.07     961,617.77
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           7.05           7.65     660,360.01

1.45 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                    NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- --------------
                                                                              2012           7.65           8.93      657,588.80
                                                                              2013           8.93          12.82      773,449.19
                                                                              2014          12.82          15.02    2,674,139.36
                                                                              2015          15.02          14.21    2,652,948.34
                                                                              2016          14.21          14.38    2,403,792.14
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         134.73         139.66      174,889.46
                                                                              2012         139.66         168.63      161,181.06
                                                                              2013         168.63         214.05      131,693.17
                                                                              2014         214.05         222.86            0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          39.43          42.34      132,375.01
                                                                              2012          42.34          46.19      133,269.52
                                                                              2013          46.19          60.29      115,322.94
                                                                              2014          60.29          65.88      109,145.81
                                                                              2015          65.88          66.62      105,319.41
                                                                              2016          66.62          69.05       99,573.28
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          16.75          16.78    1,181,783.78
                                                                              2012          16.78          21.37    1,075,490.80
                                                                              2013          21.37          27.49    1,124,581.34
                                                                              2014          27.49          25.52    1,129,054.96
                                                                              2015          25.52          24.02    1,102,172.32
                                                                              2016          24.02          25.61      997,642.99
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04    8,629,951.35
                                                                              2013           1.04           1.05   15,039,114.47
                                                                              2014           1.05           1.09   15,479,371.73
                                                                              2015           1.09           1.03   15,154,199.20
                                                                              2016           1.03           1.13   15,044,103.13
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          25.15          25.85      858,449.46
                                                                              2013          25.85          33.20      786,274.20
                                                                              2014          33.20          35.87      692,331.51
                                                                              2015          35.87          32.18      654,611.14
                                                                              2016          32.18          36.64      579,269.65
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          20.62          22.86      952,078.56
                                                                              2012          22.86          25.27            0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          14.18          15.43      165,431.97
                                                                              2012          15.43          17.98      148,820.52
                                                                              2013          17.98          24.84      147,459.47
                                                                              2014          24.84          26.42      154,209.27
                                                                              2015          26.42          25.60      144,773.74
                                                                              2016          25.60          28.11      130,963.25
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.84           5.04    1,250,011.20
                                                                              2012           5.04           5.74    2,042,580.49
                                                                              2013           5.74           7.73    1,561,084.17
                                                                              2014           7.73           8.29    1,402,325.63
                                                                              2015           8.29           9.03    1,286,784.15
                                                                              2016           9.03           8.89    1,211,092.96
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.63           8.13      538,585.95
                                                                              2012           8.13           9.14            0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          11.20          10.65      619,815.36
                                                                              2014          10.65          11.03      649,920.00
                                                                              2015          11.03          10.93      652,075.04
                                                                              2016          10.93          11.01      633,075.88
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.64          10.78      542,176.12
                                                                              2012          10.78          11.14      574,371.07
                                                                              2013          11.14          11.12            0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................. 2012           1.01           1.04    6,485,546.48
                                                                              2013           1.04           1.14   18,644,869.08
                                                                              2014           1.14           1.21   20,077,900.17
                                                                              2015           1.21           1.20   20,501,365.87
                                                                              2016           1.20           1.22   19,686,336.03
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)........... 2011          11.66          12.94       75,142.90
                                                                              2012          12.94          14.72       65,499.19
                                                                              2013          14.72          19.28       69,140.51
                                                                              2014          19.28          19.83       79,106.53
                                                                              2015          19.83          18.09       89,197.94
                                                                              2016          18.09          23.28       91,180.11
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)....... 2011          11.97          12.63       96,524.90
                                                                              2012          12.63          14.56       99,532.95
                                                                              2013          14.56          16.80      417,987.22
                                                                              2014          16.80          17.14      392,520.27
                                                                              2015          17.14          17.10      376,237.30
                                                                              2016          17.10          17.66      359,190.19

1.45 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.42
                                                                                 2012          11.15
                                                                                 2013          12.37
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          31.15
                                                                                 2012          35.04
                                                                                 2013          39.47
                                                                                 2014          54.73
                                                                                 2015          55.83
                                                                                 2016          54.06
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.75
                                                                                 2012          10.05
                                                                                 2013          11.77
                                                                                 2014          11.03
                                                                                 2015          10.16
                                                                                 2016           8.63
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          28.35
                                                                                 2012          31.20
                                                                                 2013          34.31
                                                                                 2014          46.17
                                                                                 2015          46.27
                                                                                 2016          41.19
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.20
                                                                                 2012          14.21
                                                                                 2013          16.52
                                                                                 2014          20.77
                                                                                 2015          19.10
                                                                                 2016          19.91
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.99
                                                                                 2012          10.27
                                                                                 2013          10.86
                                                                                 2014          11.12
                                                                                 2015          11.04
                                                                                 2016          10.79
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.71
                                                                                 2012           9.76
                                                                                 2013          10.04
                                                                                 2014          10.01
                                                                                 2015           9.97
                                                                                 2016           9.77
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.93
                                                                                 2012          11.97
                                                                                 2013          13.48
                                                                                 2014          13.43
                                                                                 2015          13.39
                                                                                 2016          12.64
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          28.22
                                                                                 2012          30.88
                                                                                 2013          34.27
                                                                                 2014          45.05
                                                                                 2015          48.99
                                                                                 2016          49.32
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          57.24
                                                                                 2012          61.85
                                                                                 2013          69.14
                                                                                 2014          91.50
                                                                                 2015         102.37
                                                                                 2016         105.43
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).......... 2011           9.78
                                                                                 2012          10.38
                                                                                 2013          11.94
                                                                                 2014          15.24
                                                                                 2015          15.78
                                                                                 2016          15.24
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)........... 2011          12.18
                                                                                 2012          12.48
                                                                                 2013          13.43



1.45 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.15     425,592.19
                                                                                        12.37     416,458.13
                                                                                        12.91           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        35.04     217,256.18
                                                                                        39.47     197,627.20
                                                                                        54.73     187,336.29
                                                                                        55.83     176,465.64
                                                                                        54.06     157,701.74
                                                                                        63.40     144,004.66
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................        10.05     245,529.91
                                                                                        11.77     243,762.94
                                                                                        11.03     294,025.06
                                                                                        10.16     327,333.55
                                                                                         8.63     386,417.60
                                                                                         9.48     388,511.71
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        31.20     262,737.90
                                                                                        34.31     244,245.87
                                                                                        46.17     233,879.06
                                                                                        46.27     225,285.56
                                                                                        41.19     198,546.70
                                                                                        49.80     194,629.88
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.21      19,490.86
                                                                                        16.52      22,289.57
                                                                                        20.77      25,242.50
                                                                                        19.10      31,356.37
                                                                                        19.91      34,802.85
                                                                                        20.77      31,540.99
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.27      46,500.83
                                                                                        10.86      53,880.72
                                                                                        11.12     120,350.30
                                                                                        11.04     153,202.93
                                                                                        10.79     155,297.06
                                                                                        11.62     178,256.05
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.76      40,149.93
                                                                                        10.04      94,628.08
                                                                                        10.01     581,968.93
                                                                                         9.97     786,455.07
                                                                                         9.77     779,477.26
                                                                                         9.93     761,194.47
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.97      29,195.65
                                                                                        13.48      47,970.68
                                                                                        13.43      47,949.64
                                                                                        13.39      47,606.00
                                                                                        12.64      50,391.31
                                                                                        12.57      50,444.75
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        30.88   1,042,758.28
                                                                                        34.27     972,821.16
                                                                                        45.05     914,654.47
                                                                                        48.99     803,472.54
                                                                                        49.32     710,403.93
                                                                                        52.04     645,780.74
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        61.85      74,751.61
                                                                                        69.14      65,177.50
                                                                                        91.50      58,863.82
                                                                                       102.37      50,934.53
                                                                                       105.43      40,503.33
                                                                                       112.51      32,556.35
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..........        10.38     775,315.08
                                                                                        11.94     654,096.70
                                                                                        15.24     601,649.31
                                                                                        15.78     622,250.13
                                                                                        15.24     560,624.47
                                                                                        16.37     514,078.29
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...........        12.48   2,504,571.13
                                                                                        13.43   2,818,239.91
                                                                                        13.81   2,716,853.79

1.45 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2014          13.81
                                                                                     2015          14.22
                                                                                     2016          13.93
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.67
                                                                                     2012          12.07
                                                                                     2013          13.26
                                                                                     2014          14.50
                                                                                     2015          15.00
                                                                                     2016          14.62
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          11.10
                                                                                     2012          11.58
                                                                                     2013          12.92
                                                                                     2014          15.03
                                                                                     2015          15.56
                                                                                     2016          15.14
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.59
                                                                                     2014          13.21
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.46
                                                                                     2012          11.02
                                                                                     2013          12.53
                                                                                     2014          15.36
                                                                                     2015          15.93
                                                                                     2016          15.43
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.76
                                                                                     2012           9.35
                                                                                     2013          10.70
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.19
                                                                                     2012           9.38
                                                                                     2013          10.45
                                                                                     2014          11.78
                                                                                     2015          12.73
                                                                                     2016          12.04
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          15.18
                                                                                     2012          16.68
                                                                                     2013          19.29
                                                                                     2014          25.26
                                                                                     2015          27.19
                                                                                     2016          26.10
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.21
                                                                                     2016           1.18
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          35.11
                                                                                     2012          38.23
                                                                                     2013          43.49
                                                                                     2014          56.46
                                                                                     2015          62.93
                                                                                     2016          62.59
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          12.51
                                                                                     2012          12.70
                                                                                     2013          14.61
                                                                                     2014          17.17
                                                                                     2015          15.75
                                                                                     2016          15.25
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................. 2011          41.79
                                                                                     2012          44.21
                                                                                     2013          48.50
                                                                                     2014          56.74
                                                                                     2015          60.60
                                                                                     2016          59.49
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)........................ 2011          10.75
                                                                                     2012          11.73
                                                                                     2013          13.45
                                                                                     2014          17.94
                                                                                     2015          19.56
                                                                                     2016          19.20
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................... 2011           8.02
                                                                                     2012           8.71
                                                                                     2013           9.77



1.45 SEPARATE ACCOUNT CHARGE
                                                                                                       NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- --------------
                                                                                            14.22    2,433,972.31
                                                                                            13.93    2,360,290.51
                                                                                            14.35    2,020,104.22
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        12.07    7,475,816.82
                                                                                            13.26    7,656,285.76
                                                                                            14.50    6,915,137.76
                                                                                            15.00    6,270,450.77
                                                                                            14.62    5,595,382.31
                                                                                            15.29    5,073,471.30
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.58   22,147,558.60
                                                                                            12.92   21,780,778.59
                                                                                            15.03   20,829,467.27
                                                                                            15.56   19,567,048.48
                                                                                            15.14   18,205,843.53
                                                                                            15.99   16,443,699.69
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        13.21      404,819.81
                                                                                            13.16            0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        11.02   10,096,614.72
                                                                                            12.53    9,083,118.91
                                                                                            15.36    8,791,780.80
                                                                                            15.93    8,717,827.12
                                                                                            15.43    8,071,378.78
                                                                                            16.45    7,392,872.71
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.35      392,549.81
                                                                                            10.70      371,044.59
                                                                                            11.52            0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.38    1,804,482.43
                                                                                            10.45    4,458,350.10
                                                                                            11.78    7,739,773.26
                                                                                            12.73    8,613,204.85
                                                                                            12.04    8,542,938.88
                                                                                            12.85    8,035,082.79
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        16.68    1,068,023.86
                                                                                            19.29    1,061,147.98
                                                                                            25.26    1,148,417.94
                                                                                            27.19    1,091,745.65
                                                                                            26.10    1,006,538.89
                                                                                            30.91      914,913.20
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01      212,281.01
                                                                                             1.12    6,253,847.07
                                                                                             1.21    9,972,585.05
                                                                                             1.18   16,382,424.11
                                                                                             1.21   15,592,462.84
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        38.23    2,276,452.07
                                                                                            43.49    2,156,879.22
                                                                                            56.46    1,970,951.96
                                                                                            62.93    1,808,587.56
                                                                                            62.59    1,697,630.61
                                                                                            68.72    1,538,432.20
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        12.70      843,429.54
                                                                                            14.61      773,041.51
                                                                                            17.17      690,792.43
                                                                                            15.75      671,126.02
                                                                                            15.25      629,577.57
                                                                                            14.89      600,220.17
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011).................        44.21      126,149.10
                                                                                            48.50      116,717.03
                                                                                            56.74      122,190.70
                                                                                            60.60      117,112.94
                                                                                            59.49      114,910.59
                                                                                            63.87      116,384.53
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)........................        11.73      978,775.54
                                                                                            13.45      867,384.44
                                                                                            17.94    1,471,057.63
                                                                                            19.56    1,242,550.97
                                                                                            19.20    1,124,546.09
                                                                                            21.60    1,067,333.70
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)...................................         8.71      285,032.99
                                                                                             9.77      282,179.95
                                                                                            10.71            0.00

1.45 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.41
                                                                                   2012          13.62
                                                                                   2013          14.67
                                                                                   2014          20.10
                                                                                   2015          20.01
                                                                                   2016          18.73
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.84
                                                                                   2012          10.96
                                                                                   2013          12.75
                                                                                   2014          15.27
                                                                                   2015          14.10
                                                                                   2016          13.72
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          15.32
                                                                                   2012          16.89
                                                                                   2013          18.27
                                                                                   2014          24.89
                                                                                   2015          24.46
                                                                                   2016          24.20
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          13.26
                                                                                   2012          14.48
                                                                                   2013          15.03
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          16.23
                                                                                   2012          16.75
                                                                                   2013          20.00
                                                                                   2014          25.06
                                                                                   2015          25.23
                                                                                   2016          25.84
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.99
                                                                                   2012           8.35
                                                                                   2013          10.06
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.75
                                                                                   2012          15.03
                                                                                   2013          16.16
                                                                                   2014          14.45
                                                                                   2015          14.66
                                                                                   2016          14.00
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          16.21
                                                                                   2012          16.57
                                                                                   2013          17.85
                                                                                   2014          17.25
                                                                                   2015          17.72
                                                                                   2016          17.46
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.61
                                                                                   2012          10.75
                                                                                   2013          10.92
                                                                                   2014          10.28
                                                                                   2015          10.90
                                                                                   2016          10.79
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.74
                                                                                   2015          11.51
                                                                                   2016          11.20
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.98
                                                                                   2012          16.90
                                                                                   2013          19.34
                                                                                   2014          26.34
                                                                                   2015          27.20
                                                                                   2016          25.60
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.15
                                                                                   2015           1.23
                                                                                   2016           1.20
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.97
                                                                                   2012          11.60
                                                                                   2013          12.90
                                                                                   2014          14.36
                                                                                   2015          14.98
                                                                                   2016          14.47
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011          10.19



1.45 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- --------------
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        13.62      688,742.46
                                                                                          14.67      641,624.81
                                                                                          20.10      437,422.06
                                                                                          20.01      399,285.65
                                                                                          18.73      368,247.04
                                                                                          16.90      344,539.67
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.96    2,175,900.58
                                                                                          12.75    2,173,357.36
                                                                                          15.27    2,071,226.44
                                                                                          14.10    2,149,360.62
                                                                                          13.72    2,092,279.54
                                                                                          13.66    2,068,090.39
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        16.89      555,461.98
                                                                                          18.27      505,309.98
                                                                                          24.89      639,957.94
                                                                                          24.46      571,658.65
                                                                                          24.20      512,650.85
                                                                                          28.24      460,565.23
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        14.48      286,100.44
                                                                                          15.03      276,116.60
                                                                                          16.29            0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        16.75      509,612.12
                                                                                          20.00      483,451.77
                                                                                          25.06      538,295.09
                                                                                          25.23      513,838.26
                                                                                          25.84      498,359.83
                                                                                          25.53      458,671.24
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.35      206,905.28
                                                                                          10.06      210,755.65
                                                                                          10.70            0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03      261,751.86
                                                                                           0.96      681,157.46
                                                                                           1.05    1,820,573.85
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        15.03    3,484,395.56
                                                                                          16.16    3,624,058.83
                                                                                          14.45    2,823,168.42
                                                                                          14.66    2,491,064.59
                                                                                          14.00    2,263,221.26
                                                                                          14.48    2,071,900.09
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.57    4,419,373.15
                                                                                          17.85    4,551,312.30
                                                                                          17.25    4,298,846.85
                                                                                          17.72    3,904,604.00
                                                                                          17.46    3,613,501.93
                                                                                          17.66    3,364,445.48
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.75      667,464.67
                                                                                          10.92    1,945,436.62
                                                                                          10.28    1,860,467.52
                                                                                          10.90    1,718,186.69
                                                                                          10.79    1,562,119.57
                                                                                          10.77    1,499,211.02
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.74      214,392.13
                                                                                          11.51      356,530.16
                                                                                          11.20      679,958.80
                                                                                          11.54      666,515.82
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        16.90      609,813.85
                                                                                          19.34      612,648.13
                                                                                          26.34      589,850.95
                                                                                          27.20      612,210.85
                                                                                          25.60      583,272.95
                                                                                          30.52      544,378.17
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06    4,940,453.63
                                                                                           1.15   12,034,917.75
                                                                                           1.23   12,734,835.97
                                                                                           1.20   13,743,972.76
                                                                                           1.25   13,222,066.99
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.60    3,324,555.27
                                                                                          12.90    3,328,335.00
                                                                                          14.36    3,089,889.64
                                                                                          14.98    2,866,468.30
                                                                                          14.47    2,604,970.33
                                                                                          15.09    2,492,343.35
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.83      328,302.17

1.45 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2012          10.83          12.28     342,949.93
                                                                           2013          12.28          14.29     494,356.99
                                                                           2014          14.29          14.84     489,662.58
                                                                           2015          14.84          14.29     544,228.38
                                                                           2016          14.29          15.05     491,781.14
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          17.29          21.82     984,673.60
                                                                           2014          21.82          23.41     947,207.95
                                                                           2015          23.41          25.49   1,012,169.15
                                                                           2016          25.49          25.51     918,886.61
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           6.07           6.11   1,493,606.86
                                                                           2012           6.11           6.75   1,469,983.29
                                                                           2013           6.75           7.06           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.42          10.11   1,486,930.40
                                                                           2012          10.11          11.32   1,485,226.94
                                                                           2013          11.32          15.24   1,436,722.82
                                                                           2014          15.24          16.94   1,422,341.93
                                                                           2015          16.94          17.82   1,452,698.99
                                                                           2016          17.82          18.65   1,363,173.25
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          16.13          18.00     464,082.83
                                                                           2012          18.00          20.56     462,198.64
                                                                           2013          20.56          29.22     490,050.76
                                                                           2014          29.22          30.71     471,469.09
                                                                           2015          30.71          31.02     483,285.63
                                                                           2016          31.02          34.08     451,900.61
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.78          15.43     104,535.58
                                                                           2012          15.43          15.60     123,929.08
                                                                           2013          15.60          17.03     107,019.35
                                                                           2014          17.03          13.62     110,439.28
                                                                           2015          13.62           9.03     137,937.17
                                                                           2016           9.03          12.79     122,246.16
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         30.76   1,018,387.05
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          22.39          23.70     929,050.20
                                                                           2012          23.70          26.39     889,209.15
                                                                           2013          26.39          28.08     919,199.51
                                                                           2014          28.08          29.01     853,824.75
                                                                           2015          29.01          27.97     791,251.88
                                                                           2016          27.97          28.82           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         31.42     344,282.67
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          24.65          25.27     214,494.92
                                                                           2012          25.27          27.75     239,293.29
                                                                           2013          27.75          27.74     243,696.59
                                                                           2014          27.74          28.56     244,107.44
                                                                           2015          28.56          27.73     262,319.62
                                                                           2016          27.73          28.42           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          17.78          17.88     798,682.88
                                                                           2012          17.88          18.16     781,479.28
                                                                           2013          18.16          17.73     723,944.31
                                                                           2014          17.73          17.92     641,221.93
                                                                           2015          17.92          17.72     584,927.60
                                                                           2016          17.72          17.64     539,533.61





                                                                                  AT 1.70 SEPARATE ACCOUNT CHARGE:
                                                                         --------------------------------------------------
                                                                                 BEGINNING OF                   NUMBER OF
                                                                                     YEAR        END OF YEAR   ACCUMULATION
                                                                                 ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------ ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011)............................................................. 2011          23.08          23.79   1,077,280.00
                                                                         2012          23.79          27.64     964,772.85
                                                                         2013          27.64          34.86     884,672.45
                                                                         2014          34.86          35.00     850,397.85
                                                                         2015          35.00          34.50     793,369.09
                                                                         2016          34.50          34.63     723,967.35

                                                                                       AT 1.70 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          87.06          93.13     423,179.38
                                                                              2012          93.13         107.56     395,509.51
                                                                              2013         107.56         141.17     357,771.29
                                                                              2014         141.17         153.55     326,918.44
                                                                              2015         153.55         153.16     300,616.66
                                                                              2016         153.16         167.93     272,896.05





1.50 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.42           9.72     354,625.73
                                                                                2012           9.72          10.55     719,244.94
                                                                                2013          10.55          11.55     829,527.04
                                                                                2014          11.55          12.21     736,876.01
                                                                                2015          12.21          12.10     666,677.50
                                                                                2016          12.10          12.35     595,002.82
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03      22,136.39
                                                                                2015           1.03           1.01     150,046.17
                                                                                2016           1.01           1.01     223,886.75
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.11           9.51     715,201.03
                                                                                2012           9.51          10.63     652,169.46
                                                                                2013          10.63          12.41     575,958.03
                                                                                2014          12.41          12.97     579,459.66
                                                                                2015          12.97          12.69     540,139.02
                                                                                2016          12.69          13.47     589,557.68
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.35           8.80     592,500.82
                                                                                2012           8.80          10.07     521,805.64
                                                                                2013          10.07          12.41     426,860.41
                                                                                2014          12.41          13.01     439,156.60
                                                                                2015          13.01          12.72     450,708.75
                                                                                2016          12.72          13.65     452,136.50
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.13           8.62     383,966.45
                                                                                2012           8.62           9.97     347,605.73
                                                                                2013           9.97          12.75     334,731.76
                                                                                2014          12.75          13.59     317,620.88
                                                                                2015          13.59          14.26     296,346.82
                                                                                2016          14.26          15.32     286,672.28
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.63           9.97   1,124,128.52
                                                                                2012           9.97          10.89   1,056,159.57
                                                                                2013          10.89          12.18     934,254.08
                                                                                2014          12.18          12.73     914,664.99
                                                                                2015          12.73          12.45     808,523.84
                                                                                2016          12.45          13.12     787,885.74
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.19          10.59     409,083.46
                                                                                2012          10.59          11.54     945,784.87
                                                                                2013          11.54          10.98     975,528.07
                                                                                2014          10.98          11.25     934,220.09
                                                                                2015          11.25          10.02     826,374.84
                                                                                2016          10.02          10.75     736,849.70
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.44          10.46      86,882.44
                                                                                2012          10.46          12.30      83,195.34
                                                                                2013          12.30          13.95      70,249.66
                                                                                2014          13.95          13.28      71,570.42
                                                                                2015          13.28          12.80      67,063.38
                                                                                2016          12.80          13.25      60,741.98
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          16.02          16.21     588,724.26
                                                                                2012          16.21          16.54     607,450.69
                                                                                2013          16.54          15.88     622,779.47
                                                                                2014          15.88          16.50     602,671.58
                                                                                2015          16.50          16.27     591,351.01
                                                                                2016          16.27          16.37     545,671.95
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          53.01          53.87      72,516.04
                                                                                2012          53.87          56.93      67,964.73
                                                                                2013          56.93          55.52      66,524.31
                                                                                2014          55.52          58.42      60,988.17
                                                                                2015          58.42          57.74      62,313.03

1.50 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2016          57.74          58.51      60,308.57
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)...... 2011          26.83          27.90      56,584.75
                                                                               2012          27.90          31.35      50,397.68
                                                                               2013          31.35          41.35      42,849.73
                                                                               2014          41.35          44.25      34,509.06
                                                                               2015          44.25          46.22      33,400.06
                                                                               2016          46.22          45.46      33,746.49
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.26           9.56     532,761.19
                                                                               2012           9.56          10.27     932,599.55
                                                                               2013          10.27          11.17   1,147,919.67
                                                                               2014          11.17          11.65   1,086,963.97
                                                                               2015          11.65          11.46   1,093,076.64
                                                                               2016          11.46          11.79     979,191.15
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........... 2011           9.97          11.00     121,689.78
                                                                               2012          11.00          12.35     130,003.20
                                                                               2013          12.35          16.02     126,620.11
                                                                               2014          16.02          17.32     126,043.51
                                                                               2015          17.32          16.01     116,505.19
                                                                               2016          16.01          18.62     112,199.64
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............. 2011          22.39          22.32       3,301.21
                                                                               2012          22.32          21.98       4,449.62
                                                                               2013          21.98          21.65       2,943.55
                                                                               2014          21.65          21.33       2,458.22
                                                                               2015          21.33          21.01       2,494.31
                                                                               2016          21.01          20.72       2,098.88
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011          12.35          13.17     159,733.04
                                                                               2012          13.17          16.35     162,436.52
                                                                               2013          16.35          16.68     143,425.61
                                                                               2014          16.68          18.61     122,316.09
                                                                               2015          18.61          18.07     109,144.70
                                                                               2016          18.07          17.96     103,042.52
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)....... 2011           7.01           7.61     106,870.94
                                                                               2012           7.61           8.88     157,808.33
                                                                               2013           8.88          12.74     187,342.66
                                                                               2014          12.74          14.92     556,728.26
                                                                               2015          14.92          14.10     524,221.42
                                                                               2016          14.10          14.27     452,652.66
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)... 2011         132.75         137.60      33,538.32
                                                                               2012         137.60         166.06      31,668.19
                                                                               2013         166.06         210.68      25,264.07
                                                                               2014         210.68         219.31           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          38.97          41.84      30,568.49
                                                                               2012          41.84          45.62      23,063.68
                                                                               2013          45.62          59.52      17,466.11
                                                                               2014          59.52          65.01      16,943.26
                                                                               2015          65.01          65.71      16,982.70
                                                                               2016          65.71          68.07      14,139.95
Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011          16.66          16.69     185,328.08
                                                                               2012          16.69          21.25     164,706.41
                                                                               2013          21.25          27.32     148,986.84
                                                                               2014          27.32          25.36     159,990.00
                                                                               2015          25.36          23.85     150,941.64
                                                                               2016          23.85          25.41     144,824.08
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012           1.01           1.04   2,274,024.35
                                                                               2013           1.04           1.05   4,394,985.88
                                                                               2014           1.05           1.09   3,773,815.18
                                                                               2015           1.09           1.03   3,442,920.50
                                                                               2016           1.03           1.13   2,625,038.18
Invesco Mid Cap Value Investment Division (Class B)........................... 2012          24.98          25.66     135,075.00
                                                                               2013          25.66          32.94     114,104.70
                                                                               2014          32.94          35.58      97,374.27
                                                                               2015          35.58          31.91      82,897.78
                                                                               2016          31.91          36.30      71,041.64
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............... 2011          20.48          22.71     144,793.52
                                                                               2012          22.71          25.10           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          14.11          15.35      25,669.97
                                                                               2012          15.35          17.88      21,714.28
                                                                               2013          17.88          24.69      22,986.91
                                                                               2014          24.69          26.25      21,968.48
                                                                               2015          26.25          25.41      20,142.52
                                                                               2016          25.41          27.90      17,153.34
Jennison Growth Investment Division (Class B) (10/7/2011)..................... 2011           4.81           5.01     160,650.72

1.50 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2012           5.01
                                                                                 2013           5.70
                                                                                 2014           7.68
                                                                                 2015           8.23
                                                                                 2016           8.96
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................. 2011           7.59
                                                                                 2012           8.09
JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................... 2013          11.17
                                                                                 2014          10.62
                                                                                 2015          10.99
                                                                                 2016          10.88
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).................. 2011          10.62
                                                                                 2012          10.76
                                                                                 2013          11.12
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.04
                                                                                 2014           1.14
                                                                                 2015           1.20
                                                                                 2016           1.20
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.63
                                                                                 2012          12.90
                                                                                 2013          14.66
                                                                                 2014          19.20
                                                                                 2015          19.74
                                                                                 2016          18.00
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.94
                                                                                 2012          12.59
                                                                                 2013          14.51
                                                                                 2014          16.74
                                                                                 2015          17.06
                                                                                 2016          17.02
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.40
                                                                                 2012          11.13
                                                                                 2013          12.34
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          30.88
                                                                                 2012          34.74
                                                                                 2013          39.10
                                                                                 2014          54.19
                                                                                 2015          55.25
                                                                                 2016          53.48
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.73
                                                                                 2012          10.02
                                                                                 2013          11.73
                                                                                 2014          10.98
                                                                                 2015          10.11
                                                                                 2016           8.59
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          28.09
                                                                                 2012          30.91
                                                                                 2013          33.98
                                                                                 2014          45.69
                                                                                 2015          45.77
                                                                                 2016          40.73
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.18
                                                                                 2012          14.19
                                                                                 2013          16.48
                                                                                 2014          20.72
                                                                                 2015          19.04
                                                                                 2016          19.84
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.99
                                                                                 2012          10.26
                                                                                 2013          10.85
                                                                                 2014          11.10
                                                                                 2015          11.01
                                                                                 2016          10.76
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.71
                                                                                 2012           9.76
                                                                                 2013          10.03



1.50 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                         5.70     287,794.25
                                                                                         7.68     234,618.04
                                                                                         8.23     233,825.56
                                                                                         8.96     253,623.23
                                                                                         8.81     213,642.68
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).................         8.09      95,345.31
                                                                                         9.09           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)....................        10.62     136,941.95
                                                                                        10.99     127,055.16
                                                                                        10.88     128,752.76
                                                                                        10.96     117,598.10
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)..................        10.76     140,268.94
                                                                                        11.12     149,029.86
                                                                                        11.09           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.04     992,280.82
                                                                                         1.14   3,152,528.62
                                                                                         1.20   3,628,250.41
                                                                                         1.20   3,505,400.88
                                                                                         1.21   3,117,892.95
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.90      19,039.31
                                                                                        14.66      15,358.14
                                                                                        19.20      13,014.04
                                                                                        19.74      13,075.37
                                                                                        18.00       9,846.74
                                                                                        23.14       8,805.28
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.59      28,492.20
                                                                                        14.51      32,324.14
                                                                                        16.74     116,284.15
                                                                                        17.06      99,983.87
                                                                                        17.02      87,754.96
                                                                                        17.56      63,591.96
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.13     121,733.09
                                                                                        12.34     111,211.70
                                                                                        12.87           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        34.74      19,998.60
                                                                                        39.10      20,078.39
                                                                                        54.19      15,215.04
                                                                                        55.25      13,775.34
                                                                                        53.48      14,509.44
                                                                                        62.68      10,522.33
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................        10.02      82,986.42
                                                                                        11.73      72,210.39
                                                                                        10.98      68,094.35
                                                                                        10.11      70,502.08
                                                                                         8.59      76,993.90
                                                                                         9.43      68,304.40
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        30.91      25,481.23
                                                                                        33.98      21,192.87
                                                                                        45.69      21,095.67
                                                                                        45.77      19,693.66
                                                                                        40.73      17,769.93
                                                                                        49.21      15,907.60
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.19       5,272.29
                                                                                        16.48       6,093.17
                                                                                        20.72       5,321.44
                                                                                        19.04       4,636.28
                                                                                        19.84       4,649.38
                                                                                        20.68       3,123.56
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.26      14,803.09
                                                                                        10.85      16,714.76
                                                                                        11.10      24,145.91
                                                                                        11.01      29,927.17
                                                                                        10.76      30,102.82
                                                                                        11.58      28,646.10
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.76      11,656.92
                                                                                        10.03      12,945.04
                                                                                        10.00      45,540.79

1.50 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2014          10.00           9.95      53,396.88
                                                                               2015           9.95           9.74      41,231.63
                                                                               2016           9.74           9.90      39,580.92
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.91          11.95       9,184.44
                                                                               2012          11.95          13.46      12,476.84
                                                                               2013          13.46          13.40      12,497.05
                                                                               2014          13.40          13.35      10,705.38
                                                                               2015          13.35          12.60      10,847.33
                                                                               2016          12.60          12.52       6,843.95
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          27.99          30.61     117,517.98
                                                                               2012          30.61          33.96      99,703.63
                                                                               2013          33.96          44.62      82,217.72
                                                                               2014          44.62          48.50      70,499.04
                                                                               2015          48.50          48.80      59,058.84
                                                                               2016          48.80          51.47      52,946.90
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          56.44          60.98       5,743.03
                                                                               2012          60.98          68.12       6,745.64
                                                                               2013          68.12          90.12       6,480.24
                                                                               2014          90.12         100.77       7,503.51
                                                                               2015         100.77         103.73       5,588.73
                                                                               2016         103.73         110.64       4,603.21
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.75          10.34      60,419.27
                                                                               2012          10.34          11.89      82,883.83
                                                                               2013          11.89          15.17      50,617.33
                                                                               2014          15.17          15.71      48,353.19
                                                                               2015          15.71          15.16      41,032.62
                                                                               2016          15.16          16.28      62,085.46
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          12.14          12.44     845,359.90
                                                                               2012          12.44          13.38     939,109.22
                                                                               2013          13.38          13.75     896,024.37
                                                                               2014          13.75          14.15     818,850.80
                                                                               2015          14.15          13.85     700,059.57
                                                                               2016          13.85          14.27     675,833.41
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.63          12.03   1,931,443.06
                                                                               2012          12.03          13.21   1,871,784.00
                                                                               2013          13.21          14.44   1,679,896.64
                                                                               2014          14.44          14.92   1,436,320.51
                                                                               2015          14.92          14.54   1,287,153.81
                                                                               2016          14.54          15.20   1,125,273.38
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          11.07          11.54   3,408,700.83
                                                                               2012          11.54          12.87   3,275,251.30
                                                                               2013          12.87          14.97   3,066,135.41
                                                                               2014          14.97          15.49   2,843,108.44
                                                                               2015          15.49          15.06   2,584,687.92
                                                                               2016          15.06          15.89   2,285,078.14
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.57          13.18     146,649.19
                                                                               2014          13.18          13.12           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.43          10.99     834,393.41
                                                                               2012          10.99          12.49     759,978.37
                                                                               2013          12.49          15.29     769,651.75
                                                                               2014          15.29          15.85     836,857.84
                                                                               2015          15.85          15.35     803,031.96
                                                                               2016          15.35          16.35     713,257.30
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011           8.75           9.33      85,034.50
                                                                               2012           9.33          10.68      80,555.94
                                                                               2013          10.68          11.49           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)............... 2011           9.18           9.37     435,649.38
                                                                               2012           9.37          10.44   1,059,337.87
                                                                               2013          10.44          11.77   1,820,476.44
                                                                               2014          11.77          12.71   1,907,021.16
                                                                               2015          12.71          12.01   1,826,932.70
                                                                               2016          12.01          12.82   1,618,896.92
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)......... 2011          15.09          16.59     134,954.72
                                                                               2012          16.59          19.17     140,104.32
                                                                               2013          19.17          25.09     127,547.25
                                                                               2014          25.09          27.00     120,070.41
                                                                               2015          27.00          25.90     123,813.77
                                                                               2016          25.90          30.65     114,557.37

1.50 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.21
                                                                                    2016           1.18
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          34.73
                                                                                    2012          37.82
                                                                                    2013          43.00
                                                                                    2014          55.79
                                                                                    2015          62.16
                                                                                    2016          61.80
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.45
                                                                                    2012          12.63
                                                                                    2013          14.52
                                                                                    2014          17.06
                                                                                    2015          15.64
                                                                                    2016          15.13
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          41.29
                                                                                    2012          43.67
                                                                                    2013          47.88
                                                                                    2014          55.99
                                                                                    2015          59.77
                                                                                    2016          58.65
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.68
                                                                                    2012          11.65
                                                                                    2013          13.35
                                                                                    2014          17.81
                                                                                    2015          19.40
                                                                                    2016          19.04
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           8.01
                                                                                    2012           8.69
                                                                                    2013           9.75
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          13.32
                                                                                    2012          13.52
                                                                                    2013          14.55
                                                                                    2014          19.93
                                                                                    2015          19.83
                                                                                    2016          18.56
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.77
                                                                                    2012          10.89
                                                                                    2013          12.66
                                                                                    2014          15.15
                                                                                    2015          13.99
                                                                                    2016          13.61
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          15.24
                                                                                    2012          16.80
                                                                                    2013          18.16
                                                                                    2014          24.72
                                                                                    2015          24.28
                                                                                    2016          24.01
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          13.20
                                                                                    2012          14.41
                                                                                    2013          14.94
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................ 2011          16.11
                                                                                    2012          16.62
                                                                                    2013          19.84
                                                                                    2014          24.85
                                                                                    2015          25.00
                                                                                    2016          25.60
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011).................... 2011           7.98
                                                                                    2012           8.34
                                                                                    2013          10.04
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)......... 2014           0.99
                                                                                    2015           1.03
                                                                                    2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........... 2011          14.69
                                                                                    2012          14.96
                                                                                    2013          16.09
                                                                                    2014          14.38
                                                                                    2015          14.57
                                                                                    2016          13.91



1.50 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01       4,144.67
                                                                                            1.12   1,974,018.55
                                                                                            1.21   3,061,250.78
                                                                                            1.18   4,936,699.39
                                                                                            1.21   4,880,968.45
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        37.82     260,646.69
                                                                                           43.00     248,834.96
                                                                                           55.79     221,405.71
                                                                                           62.16     206,734.88
                                                                                           61.80     198,684.30
                                                                                           67.81     178,855.31
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.63     108,824.82
                                                                                           14.52      86,420.65
                                                                                           17.06      68,713.25
                                                                                           15.64      57,929.28
                                                                                           15.13      53,500.24
                                                                                           14.78      44,899.02
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        43.67      20,510.69
                                                                                           47.88      22,811.63
                                                                                           55.99      20,666.18
                                                                                           59.77      17,478.95
                                                                                           58.65      16,180.17
                                                                                           62.93      16,102.93
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        11.65     127,058.25
                                                                                           13.35     116,843.82
                                                                                           17.81     196,784.60
                                                                                           19.40     164,566.18
                                                                                           19.04     161,051.69
                                                                                           21.40     163,445.55
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.69     124,705.18
                                                                                            9.75     125,825.90
                                                                                           10.68           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        13.52      65,707.22
                                                                                           14.55      62,094.56
                                                                                           19.93      53,138.19
                                                                                           19.83      54,438.24
                                                                                           18.56      44,232.33
                                                                                           16.73      46,813.17
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.89     235,444.24
                                                                                           12.66     226,570.43
                                                                                           15.15     207,490.64
                                                                                           13.99     206,747.97
                                                                                           13.61     229,552.85
                                                                                           13.54     215,216.20
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        16.80      41,317.92
                                                                                           18.16      37,860.75
                                                                                           24.72      46,149.74
                                                                                           24.28      38,899.04
                                                                                           24.01      32,390.96
                                                                                           28.01      33,755.74
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        14.41      21,863.71
                                                                                           14.94      20,670.83
                                                                                           16.20           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................        16.62      81,434.96
                                                                                           19.84      81,886.06
                                                                                           24.85      99,560.62
                                                                                           25.00     101,318.51
                                                                                           25.60      79,917.80
                                                                                           25.28      69,547.53
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)....................         8.34      62,533.62
                                                                                           10.04      62,228.00
                                                                                           10.67           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014).........         1.03       3,574.04
                                                                                            0.96      96,373.53
                                                                                            1.05     382,770.86
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)...........        14.96     572,264.49
                                                                                           16.09     621,060.60
                                                                                           14.38     533,132.64
                                                                                           14.57     476,770.03
                                                                                           13.91     427,570.49
                                                                                           14.38     377,774.05

1.50 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
PIMCO Total Return Investment Division (Class B) (10/7/2011).................... 2011          16.12
                                                                                 2012          16.48
                                                                                 2013          17.74
                                                                                 2014          17.14
                                                                                 2015          17.59
                                                                                 2016          17.33
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011).... 2011          10.60
                                                                                 2012          10.74
                                                                                 2013          10.92
                                                                                 2014          10.27
                                                                                 2015          10.88
                                                                                 2016          10.76
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)......... 2013          10.21
                                                                                 2014          10.74
                                                                                 2015          11.50
                                                                                 2016          11.18
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)........... 2011          14.89
                                                                                 2012          16.79
                                                                                 2013          19.20
                                                                                 2014          26.14
                                                                                 2015          26.98
                                                                                 2016          25.38
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).......... 2012           1.01
                                                                                 2013           1.06
                                                                                 2014           1.15
                                                                                 2015           1.22
                                                                                 2016           1.19
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............ 2011          10.94
                                                                                 2012          11.57
                                                                                 2013          12.86
                                                                                 2014          14.30
                                                                                 2015          14.91
                                                                                 2016          14.40
SSGA Growth ETF Investment Division (Class B) (10/7/2011))...................... 2011          10.16
                                                                                 2012          10.80
                                                                                 2013          12.23
                                                                                 2014          14.23
                                                                                 2015          14.77
                                                                                 2016          14.22
T. Rowe Price Large Cap Growth Investment Division (Class B).................... 2013          17.16
                                                                                 2014          21.66
                                                                                 2015          23.22
                                                                                 2016          25.28
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)....................... 2011           6.04
                                                                                 2012           6.08
                                                                                 2013           6.71
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).......... 2011           9.37
                                                                                 2012          10.05
                                                                                 2013          11.26
                                                                                 2014          15.15
                                                                                 2015          16.83
                                                                                 2016          17.68
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........ 2011          16.02
                                                                                 2012          17.87
                                                                                 2013          20.40
                                                                                 2014          28.98
                                                                                 2015          30.44
                                                                                 2016          30.73
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)..................................................................... 2011          14.76
                                                                                 2012          15.41
                                                                                 2013          15.57
                                                                                 2014          16.98
                                                                                 2015          13.58
                                                                                 2016           8.99
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B).............................................................. 2016
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)................................................. 2011          22.22
                                                                                 2012          23.52
                                                                                 2013          26.17
                                                                                 2014          27.83
                                                                                 2015          28.74



1.50 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
PIMCO Total Return Investment Division (Class B) (10/7/2011)....................        16.48     607,907.44
                                                                                        17.74     701,335.88
                                                                                        17.14     683,091.33
                                                                                        17.59     575,186.85
                                                                                        17.33     526,355.58
                                                                                        17.52     461,206.77
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)....        10.74     164,178.70
                                                                                        10.92     653,967.97
                                                                                        10.27     600,141.41
                                                                                        10.88     533,130.85
                                                                                        10.76     453,172.68
                                                                                        10.74     413,707.68
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013).........        10.74      48,987.52
                                                                                        11.50      68,300.91
                                                                                        11.18     206,937.09
                                                                                        11.52     208,905.78
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)...........        16.79      81,213.05
                                                                                        19.20      79,165.33
                                                                                        26.14      58,088.96
                                                                                        26.98      59,369.68
                                                                                        25.38      57,336.78
                                                                                        30.25      55,425.14
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)..........         1.06     573,694.08
                                                                                         1.15   2,207,019.88
                                                                                         1.22   2,653,055.05
                                                                                         1.19   2,759,201.18
                                                                                         1.24   2,555,697.42
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............        11.57     989,652.61
                                                                                        12.86   1,013,144.06
                                                                                        14.30     970,614.76
                                                                                        14.91     835,298.92
                                                                                        14.40     817,914.09
                                                                                        15.01     749,474.15
SSGA Growth ETF Investment Division (Class B) (10/7/2011))......................        10.80      93,111.19
                                                                                        12.23      66,820.74
                                                                                        14.23      97,485.51
                                                                                        14.77      84,448.11
                                                                                        14.22      86,804.47
                                                                                        14.97      81,688.37
T. Rowe Price Large Cap Growth Investment Division (Class B)....................        21.66     155,553.58
                                                                                        23.22     154,559.81
                                                                                        25.28     163,349.35
                                                                                        25.28     151,709.52
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).......................         6.08     269,936.66
                                                                                         6.71     227,163.66
                                                                                         7.02           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)..........        10.05     231,521.01
                                                                                        11.26     197,074.27
                                                                                        15.15     195,953.98
                                                                                        16.83     198,466.32
                                                                                        17.68     208,839.49
                                                                                        18.50     189,062.80
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........        17.87      63,179.05
                                                                                        20.40      68,059.25
                                                                                        28.98      67,436.69
                                                                                        30.44      68,688.51
                                                                                        30.73      66,040.84
                                                                                        33.75      63,908.22
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).....................................................................        15.41      32,332.05
                                                                                        15.57      36,590.62
                                                                                        16.98      35,096.90
                                                                                        13.58      41,105.14
                                                                                         8.99      59,030.02
                                                                                        12.74      39,943.89
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)..............................................................        30.42     113,079.54
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).................................................        23.52     120,620.48
                                                                                        26.17     109,217.65
                                                                                        27.83     117,133.99
                                                                                        28.74     104,665.32
                                                                                        27.70      93,766.92

1.50 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                          2016          27.70          28.53           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         31.07      59,719.77
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          24.44          25.05      28,591.84
                                                                          2012          25.05          27.50      36,641.71
                                                                          2013          27.50          27.47      41,114.53
                                                                          2014          27.47          28.26      36,527.08
                                                                          2015          28.26          27.44      34,046.73
                                                                          2016          27.44          28.11           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          17.63          17.73     104,343.44
                                                                          2012          17.73          17.99     103,995.91
                                                                          2013          17.99          17.57     103,818.11
                                                                          2014          17.57          17.74      87,799.30
                                                                          2015          17.74          17.53      80,150.80
                                                                          2016          17.53          17.45      72,761.02





                                                                                       AT 1.75 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.93          23.63     151,964.78
                                                                              2012          23.63          27.44     121,669.04
                                                                              2013          27.44          34.59     101,297.65
                                                                              2014          34.59          34.71      95,214.87
                                                                              2015          34.71          34.20      87,279.75
                                                                              2016          34.20          34.31      79,499.55
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          85.86          91.84      53,940.17
                                                                              2012          91.84         106.01      51,013.23
                                                                              2013         106.01         139.08      47,164.14
                                                                              2014         139.08         151.20      41,699.05
                                                                              2015         151.20         150.74      35,010.39
                                                                              2016         150.74         165.19      32,178.42





1.60 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.42           9.72           0.00
                                                                                2012           9.72          10.53      53,306.17
                                                                                2013          10.53          11.52      82,608.78
                                                                                2014          11.52          12.17      74,114.24
                                                                                2015          12.17          12.04      73,009.56
                                                                                2016          12.04          12.28      74,501.14
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03      13,153.47
                                                                                2015           1.03           1.01      13,398.18
                                                                                2016           1.01           1.01      28,041.18
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.08           9.47     625,136.28
                                                                                2012           9.47          10.58     268,817.67
                                                                                2013          10.58          12.34     252,817.46
                                                                                2014          12.34          12.88     229,764.57
                                                                                2015          12.88          12.59     213,551.45
                                                                                2016          12.59          13.36     196,821.93
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.33           8.77     458,398.08
                                                                                2012           8.77          10.02     361,370.63
                                                                                2013          10.02          12.34     408,519.16
                                                                                2014          12.34          12.92     404,478.84
                                                                                2015          12.92          12.62     385,040.32
                                                                                2016          12.62          13.53     362,305.08
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.11           8.59      17,046.83
                                                                                2012           8.59           9.93      18,025.72

1.60 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2013           9.93          12.68      15,133.66
                                                                                2014          12.68          13.50      15,307.17
                                                                                2015          13.50          14.15      15,291.78
                                                                                2016          14.15          15.19      16,655.16
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.60           9.94     344,030.86
                                                                                2012           9.94          10.84     370,572.54
                                                                                2013          10.84          12.11     323,712.52
                                                                                2014          12.11          12.64     316,066.40
                                                                                2015          12.64          12.35     344,058.74
                                                                                2016          12.35          13.01     303,518.63
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.19          10.59           0.00
                                                                                2012          10.59          11.52     162,046.77
                                                                                2013          11.52          10.95     112,691.46
                                                                                2014          10.95          11.21      93,142.05
                                                                                2015          11.21           9.97      78,457.45
                                                                                2016           9.97          10.69      99,649.78
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.23          10.24     114,154.96
                                                                                2012          10.24          12.03     110,480.30
                                                                                2013          12.03          13.64     225,321.64
                                                                                2014          13.64          12.97     210,012.82
                                                                                2015          12.97          12.49     201,537.53
                                                                                2016          12.49          12.91     188,450.52
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.81          15.99     960,627.22
                                                                                2012          15.99          16.31     992,619.62
                                                                                2013          16.31          15.64   1,001,308.35
                                                                                2014          15.64          16.24     900,504.49
                                                                                2015          16.24          16.00     717,179.58
                                                                                2016          16.00          16.08     746,438.83
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          51.54          52.37      90,560.85
                                                                                2012          52.37          55.28      88,815.05
                                                                                2013          55.28          53.86      80,782.88
                                                                                2014          53.86          56.61      72,134.52
                                                                                2015          56.61          55.90      64,390.30
                                                                                2016          55.90          56.59      60,976.19
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          26.38          27.42      65,183.77
                                                                                2012          27.42          30.78      60,974.58
                                                                                2013          30.78          40.57      58,392.36
                                                                                2014          40.57          43.37      51,355.67
                                                                                2015          43.37          45.25      53,029.93
                                                                                2016          45.25          44.46      49,251.87
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.26           9.55           0.00
                                                                                2012           9.55          10.26      93,570.55
                                                                                2013          10.26          11.14     106,319.13
                                                                                2014          11.14          11.61      89,783.11
                                                                                2015          11.61          11.41      81,692.41
                                                                                2016          11.41          11.73      70,621.00
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.88          10.89     255,339.11
                                                                                2012          10.89          12.21     238,135.77
                                                                                2013          12.21          15.84     239,108.96
                                                                                2014          15.84          17.10     203,663.54
                                                                                2015          17.10          15.79     194,208.29
                                                                                2016          15.79          18.35     170,300.76
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          21.77          21.69          44.53
                                                                                2012          21.69          21.35       1,121.69
                                                                                2013          21.35          21.01           0.00
                                                                                2014          21.01          20.67           0.00
                                                                                2015          20.67          20.34           0.00
                                                                                2016          20.34          20.04           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          12.26          13.07     379,396.52
                                                                                2012          13.07          16.21     351,309.43
                                                                                2013          16.21          16.52     337,121.33
                                                                                2014          16.52          18.41     286,256.41
                                                                                2015          18.41          17.86     259,140.01
                                                                                2016          17.86          17.73     236,263.01
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           6.94           7.52      80,192.49
                                                                                2012           7.52           8.77      83,579.26
                                                                                2013           8.77          12.57      95,987.86
                                                                                2014          12.57          14.71     360,568.20
                                                                                2015          14.71          13.90     342,924.73
                                                                                2016          13.90          14.04     286,707.65
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).... 2011         128.88         133.56      26,458.06

1.60 SEPARATE ACCOUNT CHARGE
                                                                                     BEGINNING OF                   NUMBER OF
                                                                                         YEAR        END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                           YEAR    UNIT VALUE     UNIT VALUE        YEAR
---------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                             2012         133.56         161.02      24,262.05
                                                                             2013         161.02         204.08      21,801.49
                                                                             2014         204.08         212.38           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          38.07          40.86      34,230.45
                                                                             2012          40.86          44.51      30,165.84
                                                                             2013          44.51          58.01      26,795.44
                                                                             2014          58.01          63.29      23,383.95
                                                                             2015          63.29          63.91      21,905.71
                                                                             2016          63.91          66.14      18,043.92
Harris Oakmark International Investment Division (Class B) (10/7/2011)...... 2011          16.50          16.52     428,563.44
                                                                             2012          16.52          21.01     413,396.27
                                                                             2013          21.01          26.99     404,858.25
                                                                             2014          26.99          25.02     360,517.54
                                                                             2015          25.02          23.51     347,351.94
                                                                             2016          23.51          25.03     319,034.36
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).. 2012           1.01           1.04     743,438.84
                                                                             2013           1.04           1.04   1,225,191.24
                                                                             2014           1.04           1.09   1,086,014.92
                                                                             2015           1.09           1.02     923,028.77
                                                                             2016           1.02           1.12   1,065,140.30
Invesco Mid Cap Value Investment Division (Class B)......................... 2012          24.65          25.30     228,120.83
                                                                             2013          25.30          32.45     203,212.00
                                                                             2014          32.45          35.01     180,862.55
                                                                             2015          35.01          31.36     159,778.74
                                                                             2016          31.36          35.65     139,621.00
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          20.22          22.41     238,737.31
                                                                             2012          22.41          24.77           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).......... 2011          13.97          15.19      45,471.31
                                                                             2012          15.19          17.68      70,471.03
                                                                             2013          17.68          24.39      42,555.94
                                                                             2014          24.39          25.90      33,765.00
                                                                             2015          25.90          25.06      29,261.28
                                                                             2016          25.06          27.48      26,651.80
Jennison Growth Investment Division (Class B) (10/7/2011)................... 2011           4.76           4.95     262,756.56
                                                                             2012           4.95           5.63     484,165.29
                                                                             2013           5.63           7.57     391,814.88
                                                                             2014           7.57           8.11     353,526.29
                                                                             2015           8.11           8.82     344,882.05
                                                                             2016           8.82           8.67     317,554.41
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)............. 2011           7.50           8.00     115,159.09
                                                                             2012           8.00           8.99           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................ 2013          11.12          10.56       4,640.21
                                                                             2014          10.56          10.92       4,787.52
                                                                             2015          10.92          10.80       4,736.83
                                                                             2016          10.80          10.87       4,780.57
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).............. 2011          10.58          10.72       3,578.50
                                                                             2012          10.72          11.07       3,902.67
                                                                             2013          11.07          11.04           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)................................................................. 2012           1.01           1.04     141,760.02
                                                                             2013           1.04           1.14     465,208.71
                                                                             2014           1.14           1.20     545,536.95
                                                                             2015           1.20           1.19     500,885.87
                                                                             2016           1.19           1.21     450,563.36
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).......... 2011          11.55          12.82           0.00
                                                                             2012          12.82          14.55           0.00
                                                                             2013          14.55          19.03           0.00
                                                                             2014          19.03          19.55          96.61
                                                                             2015          19.55          17.81          96.49
                                                                             2016          17.81          22.87          96.38
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)...... 2011          11.87          12.52         668.28
                                                                             2012          12.52          14.41       2,198.75
                                                                             2013          14.41          16.61      57,871.35
                                                                             2014          16.61          16.92      46,893.48
                                                                             2015          16.92          16.85      39,231.62
                                                                             2016          16.85          17.38      31,421.76
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).............. 2011          10.36          11.09      64,419.92
                                                                             2012          11.09          12.28      74,275.04
                                                                             2013          12.28          12.81           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)...... 2011          30.34          34.13      55,181.47
                                                                             2012          34.13          38.38      52,532.59
                                                                             2013          38.38          53.13      50,028.12

1.60 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2014          53.13
                                                                                 2015          54.12
                                                                                 2016          52.33
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.67
                                                                                 2012           9.96
                                                                                 2013          11.66
                                                                                 2014          10.90
                                                                                 2015          10.03
                                                                                 2016           8.50
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          27.58
                                                                                 2012          30.34
                                                                                 2013          33.31
                                                                                 2014          44.76
                                                                                 2015          44.78
                                                                                 2016          39.81
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.13
                                                                                 2012          14.15
                                                                                 2013          16.41
                                                                                 2014          20.61
                                                                                 2015          18.93
                                                                                 2016          19.70
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.97
                                                                                 2012          10.24
                                                                                 2013          10.82
                                                                                 2014          11.06
                                                                                 2015          10.96
                                                                                 2016          10.70
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.71
                                                                                 2012           9.75
                                                                                 2013          10.02
                                                                                 2014           9.97
                                                                                 2015           9.92
                                                                                 2016           9.70
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.88
                                                                                 2012          11.92
                                                                                 2013          13.41
                                                                                 2014          13.33
                                                                                 2015          13.27
                                                                                 2016          12.52
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          27.52
                                                                                 2012          30.09
                                                                                 2013          33.35
                                                                                 2014          43.77
                                                                                 2015          47.53
                                                                                 2016          47.78
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          54.86
                                                                                 2012          59.26
                                                                                 2013          66.14
                                                                                 2014          87.41
                                                                                 2015          97.64
                                                                                 2016         100.41
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).......... 2011           9.69
                                                                                 2012          10.27
                                                                                 2013          11.80
                                                                                 2014          15.04
                                                                                 2015          15.56
                                                                                 2016          15.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)........... 2011          12.06
                                                                                 2012          12.36
                                                                                 2013          13.28
                                                                                 2014          13.63
                                                                                 2015          14.01
                                                                                 2016          13.71
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)........... 2011          11.56
                                                                                 2012          11.95
                                                                                 2013          13.11
                                                                                 2014          14.31



1.60 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                        54.12      42,538.86
                                                                                        52.33      36,046.68
                                                                                        61.28      29,767.48
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.96       2,084.57
                                                                                        11.66       4,652.08
                                                                                        10.90       5,079.63
                                                                                        10.03       5,489.36
                                                                                         8.50       6,147.90
                                                                                         9.33       6,048.74
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        30.34      85,043.81
                                                                                        33.31      72,002.19
                                                                                        44.76      70,912.01
                                                                                        44.78      61,267.45
                                                                                        39.81      50,837.31
                                                                                        48.06      45,503.05
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.15           0.00
                                                                                        16.41           0.00
                                                                                        20.61           0.00
                                                                                        18.93         500.29
                                                                                        19.70         500.29
                                                                                        20.52         500.29
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.24           0.00
                                                                                        10.82         198.66
                                                                                        11.06       2,294.25
                                                                                        10.96       2,294.25
                                                                                        10.70       2,294.25
                                                                                        11.50       2,294.25
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.75           0.00
                                                                                        10.02       3,976.94
                                                                                         9.97      37,430.75
                                                                                         9.92      46,891.68
                                                                                         9.70      56,062.50
                                                                                         9.84      40,734.58
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.92           0.00
                                                                                        13.41           0.00
                                                                                        13.33           0.00
                                                                                        13.27           0.00
                                                                                        12.52           0.00
                                                                                        12.43           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        30.09     232,569.13
                                                                                        33.35     215,824.92
                                                                                        43.77     184,667.89
                                                                                        47.53     159,563.74
                                                                                        47.78     138,447.95
                                                                                        50.34     119,022.16
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        59.26      20,092.73
                                                                                        66.14      19,538.65
                                                                                        87.41      18,514.71
                                                                                        97.64      18,071.62
                                                                                       100.41      16,236.69
                                                                                       106.99      14,230.56
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..........        10.27     201,197.36
                                                                                        11.80     181,854.71
                                                                                        15.04     193,173.59
                                                                                        15.56     246,243.59
                                                                                        15.00     256,600.55
                                                                                        16.09     244,574.52
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...........        12.36     693,399.32
                                                                                        13.28     671,739.80
                                                                                        13.63     619,284.17
                                                                                        14.01     579,978.66
                                                                                        13.71     495,054.95
                                                                                        14.10     450,542.58
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...........        11.95   1,881,823.46
                                                                                        13.11   1,827,206.11
                                                                                        14.31   1,742,279.70
                                                                                        14.78   1,596,035.61

1.60 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2015          14.78
                                                                                    2016          14.39
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011).............. 2011          11.00
                                                                                    2012          11.46
                                                                                    2013          12.78
                                                                                    2014          14.84
                                                                                    2015          15.34
                                                                                    2016          14.90
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)......................... 2013          11.51
                                                                                    2014          13.10
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011).............. 2011          10.36
                                                                                    2012          10.91
                                                                                    2013          12.39
                                                                                    2014          15.16
                                                                                    2015          15.70
                                                                                    2016          15.19
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)............. 2011           8.72
                                                                                    2012           9.30
                                                                                    2013          10.63
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).................... 2011           9.18
                                                                                    2012           9.37
                                                                                    2013          10.43
                                                                                    2014          11.73
                                                                                    2015          12.66
                                                                                    2016          11.95
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          14.92
                                                                                    2012          16.40
                                                                                    2013          18.94
                                                                                    2014          24.75
                                                                                    2015          26.61
                                                                                    2016          25.50
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.21
                                                                                    2016           1.17
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          33.99
                                                                                    2012          37.01
                                                                                    2013          42.04
                                                                                    2014          54.49
                                                                                    2015          60.65
                                                                                    2016          60.23
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.32
                                                                                    2012          12.49
                                                                                    2013          14.35
                                                                                    2014          16.84
                                                                                    2015          15.42
                                                                                    2016          14.91
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          40.29
                                                                                    2012          42.61
                                                                                    2013          46.67
                                                                                    2014          54.52
                                                                                    2015          58.14
                                                                                    2016          56.99
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.54
                                                                                    2012          11.50
                                                                                    2013          13.16
                                                                                    2014          17.54
                                                                                    2015          19.09
                                                                                    2016          18.72
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.98
                                                                                    2012           8.66
                                                                                    2013           9.71
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          13.12
                                                                                    2012          13.32
                                                                                    2013          14.32
                                                                                    2014          19.60
                                                                                    2015          19.48
                                                                                    2016          18.21
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.63



1.60 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
                                                                                           14.39   1,423,644.61
                                                                                           15.02   1,295,820.04
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)..............        11.46   4,212,109.36
                                                                                           12.78   3,916,510.83
                                                                                           14.84   3,849,805.21
                                                                                           15.34   3,460,952.75
                                                                                           14.90   3,138,727.70
                                                                                           15.71   2,756,916.87
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).........................        13.10      84,466.47
                                                                                           13.04           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)..............        10.91   3,234,319.70
                                                                                           12.39   2,989,661.01
                                                                                           15.16   2,776,014.48
                                                                                           15.70   2,829,064.72
                                                                                           15.19   2,550,335.29
                                                                                           16.16   2,273,122.02
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............         9.30     118,235.45
                                                                                           10.63      81,887.81
                                                                                           11.43           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)....................         9.37           0.00
                                                                                           10.43      37,577.60
                                                                                           11.73     134,912.15
                                                                                           12.66     235,534.34
                                                                                           11.95     187,082.17
                                                                                           12.75     277,346.18
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        16.40     248,258.06
                                                                                           18.94     246,612.80
                                                                                           24.75     226,602.35
                                                                                           26.61     193,235.07
                                                                                           25.50     176,633.99
                                                                                           30.15     168,752.51
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12     181,580.92
                                                                                            1.21     668,695.18
                                                                                            1.17   1,005,310.87
                                                                                            1.20     887,898.56
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        37.01     651,882.86
                                                                                           42.04     635,176.46
                                                                                           54.49     496,068.29
                                                                                           60.65     430,697.22
                                                                                           60.23     360,321.85
                                                                                           66.02     355,379.01
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.49     324,836.53
                                                                                           14.35     318,273.89
                                                                                           16.84     307,061.98
                                                                                           15.42     272,869.55
                                                                                           14.91     267,478.97
                                                                                           14.54     257,925.28
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        42.61      38,843.68
                                                                                           46.67      39,502.43
                                                                                           54.52      32,797.29
                                                                                           58.14      27,678.75
                                                                                           56.99      22,645.39
                                                                                           61.09      20,498.24
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        11.50     241,492.65
                                                                                           13.16     228,041.64
                                                                                           17.54     423,903.26
                                                                                           19.09     368,080.10
                                                                                           18.72     338,720.22
                                                                                           21.02     309,156.95
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.66      38,314.49
                                                                                            9.71      36,445.54
                                                                                           10.63           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        13.32     122,560.15
                                                                                           14.32     123,278.06
                                                                                           19.60     116,172.00
                                                                                           19.48      97,193.09
                                                                                           18.21      88,615.15
                                                                                           16.40      72,651.26
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.74     493,952.54

1.60 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2012          10.74
                                                                                   2013          12.48
                                                                                   2014          14.93
                                                                                   2015          13.77
                                                                                   2016          13.38
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          15.06
                                                                                   2012          16.61
                                                                                   2013          17.94
                                                                                   2014          24.39
                                                                                   2015          23.93
                                                                                   2016          23.64
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          13.07
                                                                                   2012          14.26
                                                                                   2013          14.78
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.88
                                                                                   2012          16.38
                                                                                   2013          19.53
                                                                                   2014          24.43
                                                                                   2015          24.56
                                                                                   2016          25.12
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.95
                                                                                   2012           8.31
                                                                                   2013           9.99
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.56
                                                                                   2012          14.83
                                                                                   2013          15.93
                                                                                   2014          14.22
                                                                                   2015          14.40
                                                                                   2016          13.73
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.95
                                                                                   2012          16.30
                                                                                   2013          17.53
                                                                                   2014          16.92
                                                                                   2015          17.35
                                                                                   2016          17.08
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.60
                                                                                   2012          10.74
                                                                                   2013          10.90
                                                                                   2014          10.24
                                                                                   2015          10.84
                                                                                   2016          10.71
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.73
                                                                                   2015          11.48
                                                                                   2016          11.15
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.69
                                                                                   2012          16.57
                                                                                   2013          18.93
                                                                                   2014          25.74
                                                                                   2015          26.55
                                                                                   2016          24.95
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.15
                                                                                   2015           1.22
                                                                                   2016           1.19
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.87
                                                                                   2012          11.49
                                                                                   2013          12.76
                                                                                   2014          14.19
                                                                                   2015          14.77
                                                                                   2016          14.25
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011          10.10
                                                                                   2012          10.73
                                                                                   2013          12.14
                                                                                   2014          14.11
                                                                                   2015          14.64
                                                                                   2016          14.07
T. Rowe Price Large Cap Growth Investment Division (Class B)...................... 2013          16.91
                                                                                   2014          21.33



1.60 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          12.48     443,217.81
                                                                                          14.93     381,437.50
                                                                                          13.77     367,482.10
                                                                                          13.38     314,677.71
                                                                                          13.29     342,984.54
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        16.61     197,376.09
                                                                                          17.94     181,866.96
                                                                                          24.39     188,037.50
                                                                                          23.93     169,195.81
                                                                                          23.64     149,426.99
                                                                                          27.55     131,314.03
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        14.26      35,294.31
                                                                                          14.78      38,338.21
                                                                                          16.01           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        16.38      81,469.99
                                                                                          19.53      71,670.87
                                                                                          24.43      75,606.98
                                                                                          24.56      64,482.73
                                                                                          25.12      59,783.67
                                                                                          24.78      48,704.68
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.31      14,055.43
                                                                                           9.99      11,703.09
                                                                                          10.62           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03         931.73
                                                                                           0.96      44,019.93
                                                                                           1.05     226,738.58
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.83     375,395.10
                                                                                          15.93     398,156.01
                                                                                          14.22     299,025.81
                                                                                          14.40     260,031.26
                                                                                          13.73     227,155.33
                                                                                          14.19     199,164.86
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.30     578,370.15
                                                                                          17.53     596,834.07
                                                                                          16.92     498,548.19
                                                                                          17.35     403,877.20
                                                                                          17.08     342,977.94
                                                                                          17.24     301,214.74
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.74           0.00
                                                                                          10.90      17,925.76
                                                                                          10.24      17,427.65
                                                                                          10.84      43,330.55
                                                                                          10.71      20,852.97
                                                                                          10.68      67,618.89
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.73       9,948.99
                                                                                          11.48      13,826.12
                                                                                          11.15      20,655.12
                                                                                          11.48      19,826.39
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        16.57     150,708.05
                                                                                          18.93     143,094.71
                                                                                          25.74     132,417.34
                                                                                          26.55     127,238.48
                                                                                          24.95     111,590.49
                                                                                          29.70     101,182.59
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06     139,584.42
                                                                                           1.15     428,329.28
                                                                                           1.22     514,423.95
                                                                                           1.19     262,871.41
                                                                                           1.24     346,044.53
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.49     274,825.40
                                                                                          12.76     310,451.12
                                                                                          14.19     456,325.24
                                                                                          14.77     399,489.73
                                                                                          14.25     268,950.62
                                                                                          14.84     188,614.77
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.73     145,727.00
                                                                                          12.14     141,766.85
                                                                                          14.11      99,290.55
                                                                                          14.64      87,173.98
                                                                                          14.07      68,205.32
                                                                                          14.80      50,700.29
T. Rowe Price Large Cap Growth Investment Division (Class B)......................        21.33     329,949.87
                                                                                          22.84     306,743.28

1.60 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2015          22.84          24.85     304,653.21
                                                                           2016          24.85          24.83     269,065.89
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.98           6.01     303,932.87
                                                                           2012           6.01           6.63     281,002.42
                                                                           2013           6.63           6.93           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.27           9.94     246,838.05
                                                                           2012           9.94          11.12     218,366.58
                                                                           2013          11.12          14.95     212,814.14
                                                                           2014          14.95          16.60     206,983.53
                                                                           2015          16.60          17.42     201,558.01
                                                                           2016          17.42          18.21     174,333.32
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          15.78          17.60     101,552.06
                                                                           2012          17.60          20.08      90,749.18
                                                                           2013          20.08          28.49      87,952.80
                                                                           2014          28.49          29.90      76,160.57
                                                                           2015          29.90          30.15      77,376.98
                                                                           2016          30.15          33.08      72,044.57
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.72          15.36         181.88
                                                                           2012          15.36          15.50          36.27
                                                                           2013          15.50          16.90          37.17
                                                                           2014          16.90          13.50          44.15
                                                                           2015          13.50           8.93          60.22
                                                                           2016           8.93          12.63          54.95
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         29.75     211,811.84
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          21.88          23.15     185,375.17
                                                                           2012          23.15          25.73     174,088.59
                                                                           2013          25.73          27.35     161,214.69
                                                                           2014          27.35          28.21     153,955.54
                                                                           2015          28.21          27.16     137,178.86
                                                                           2016          27.16          27.97           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         30.39      68,427.30
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          24.02          24.61       2,782.74
                                                                           2012          24.61          26.99       5,203.24
                                                                           2013          26.99          26.94       4,342.26
                                                                           2014          26.94          27.69       4,372.94
                                                                           2015          27.69          26.85       4,600.11
                                                                           2016          26.85          27.50           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          17.33          17.42     210,771.08
                                                                           2012          17.42          17.67     205,205.44
                                                                           2013          17.67          17.23     192,792.80
                                                                           2014          17.23          17.39     162,002.75
                                                                           2015          17.39          17.17     149,486.46
                                                                           2016          17.17          17.07     138,577.66





                                                                                       AT 1.85 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.62          23.31     296,003.82
                                                                              2012          23.31          27.04     274,985.36
                                                                              2013          27.04          34.05     252,109.23
                                                                              2014          34.05          34.14     218,405.43
                                                                              2015          34.14          33.60     197,683.97
                                                                              2016          33.60          33.67     166,851.39
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          83.52          89.31     107,196.01
                                                                              2012          89.31         102.99     105,246.29
                                                                              2013         102.99         134.98      93,562.95
                                                                              2014         134.98         146.60      81,595.94
                                                                              2015         146.60         146.00      70,001.13
                                                                              2016         146.00         159.84      63,459.98

1.65 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.42           9.71      58,398.55
                                                                                2012           9.71          10.52     187,622.64
                                                                                2013          10.52          11.50     183,445.63
                                                                                2014          11.50          12.14     170,567.05
                                                                                2015          12.14          12.01     143,938.92
                                                                                2016          12.01          12.24     121,767.69
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03      41,417.89
                                                                                2015           1.03           1.01      62,447.34
                                                                                2016           1.01           1.01      26,213.56
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.07           9.45      25,977.29
                                                                                2012           9.45          10.56      19,432.98
                                                                                2013          10.56          12.31      23,174.93
                                                                                2014          12.31          12.84      40,969.04
                                                                                2015          12.84          12.54      49,256.83
                                                                                2016          12.54          13.30      43,322.71
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.31           8.75      37,674.58
                                                                                2012           8.75          10.00      42,544.77
                                                                                2013          10.00          12.31      21,860.96
                                                                                2014          12.31          12.88      28,549.55
                                                                                2015          12.88          12.57      33,197.93
                                                                                2016          12.57          13.47      22,801.98
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.09           8.57      53,445.80
                                                                                2012           8.57           9.90      48,781.11
                                                                                2013           9.90          12.64      45,491.23
                                                                                2014          12.64          13.45      38,050.53
                                                                                2015          13.45          14.09      37,087.26
                                                                                2016          14.09          15.12      36,174.34
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.58           9.92     127,149.49
                                                                                2012           9.92          10.81     121,233.87
                                                                                2013          10.81          12.07      73,182.11
                                                                                2014          12.07          12.60      76,374.15
                                                                                2015          12.60          12.30      55,521.35
                                                                                2016          12.30          12.95      85,419.70
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.19          10.58      76,461.81
                                                                                2012          10.58          11.51     291,294.97
                                                                                2013          11.51          10.93     269,266.64
                                                                                2014          10.93          11.19     235,295.05
                                                                                2015          11.19           9.95     166,747.28
                                                                                2016           9.95          10.66     130,679.54
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.12          10.14      10,044.05
                                                                                2012          10.14          11.90       8,690.17
                                                                                2013          11.90          13.48       8,438.05
                                                                                2014          13.48          12.82       8,153.64
                                                                                2015          12.82          12.33       6,199.51
                                                                                2016          12.33          12.75       3,440.39
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.71          15.89     165,580.14
                                                                                2012          15.89          16.19     203,375.88
                                                                                2013          16.19          15.53     183,296.20
                                                                                2014          15.53          16.11     186,130.30
                                                                                2015          16.11          15.86     181,844.68
                                                                                2016          15.86          15.93     140,837.73
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          50.82          51.63      19,655.22
                                                                                2012          51.63          54.48      24,634.81
                                                                                2013          54.48          53.04      24,258.62
                                                                                2014          53.04          55.73      20,762.55
                                                                                2015          55.73          55.01      28,891.16
                                                                                2016          55.01          55.66      27,500.43
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          26.15          27.19      10,262.52
                                                                                2012          27.19          30.50      11,508.36
                                                                                2013          30.50          40.18      10,889.51
                                                                                2014          40.18          42.94       8,564.29
                                                                                2015          42.94          44.77       7,217.32
                                                                                2016          44.77          43.97       4,779.74
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.26           9.55     103,682.93
                                                                                2012           9.55          10.25     196,460.07
                                                                                2013          10.25          11.12     222,795.95
                                                                                2014          11.12          11.59     166,436.48
                                                                                2015          11.59          11.38     154,072.55
                                                                                2016          11.38          11.69     135,377.79
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.83          10.84      21,281.63

1.65 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                              2012          10.84          12.15      21,349.26
                                                                              2013          12.15          15.75      19,884.69
                                                                              2014          15.75          16.99      34,378.76
                                                                              2015          16.99          15.68      28,460.86
                                                                              2016          15.68          18.22      18,687.60
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............ 2011          21.47          21.39     317,520.61
                                                                              2012          21.39          21.03     207,757.64
                                                                              2013          21.03          20.69     217,008.22
                                                                              2014          20.69          20.35     202,030.75
                                                                              2015          20.35          20.02     163,814.33
                                                                              2016          20.02          19.71     134,794.02
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)......... 2011          12.21          13.02      40,306.61
                                                                              2012          13.02          16.14      37,122.74
                                                                              2013          16.14          16.44      54,129.32
                                                                              2014          16.44          18.31      35,022.58
                                                                              2015          18.31          17.76      29,355.03
                                                                              2016          17.76          17.62      25,585.17
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)...... 2011           6.90           7.48      11,470.45
                                                                              2012           7.48           8.72      21,676.68
                                                                              2013           8.72          12.49      23,249.58
                                                                              2014          12.49          14.61      75,974.95
                                                                              2015          14.61          13.79      69,012.16
                                                                              2016          13.79          13.93      47,346.14
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         126.99         131.58       6,397.57
                                                                              2012         131.58         158.56       6,238.36
                                                                              2013         158.56         200.86       5,200.80
                                                                              2014         200.86         209.00           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          37.62          40.38       3,451.97
                                                                              2012          40.38          43.96       2,462.23
                                                                              2013          43.96          57.27       2,135.58
                                                                              2014          57.27          62.46       2,955.21
                                                                              2015          62.46          63.03       2,832.95
                                                                              2016          63.03          65.20       1,918.40
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          16.41          16.44      33,109.16
                                                                              2012          16.44          20.90      31,381.76
                                                                              2013          20.90          26.82      29,408.92
                                                                              2014          26.82          24.86      22,526.74
                                                                              2015          24.86          23.34      20,025.08
                                                                              2016          23.34          24.84      14,215.26
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04     468,572.00
                                                                              2013           1.04           1.04     467,431.98
                                                                              2014           1.04           1.08     394,745.96
                                                                              2015           1.08           1.02     336,791.93
                                                                              2016           1.02           1.12     304,224.75
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          24.48          25.12      19,745.98
                                                                              2013          25.12          32.20      26,940.12
                                                                              2014          32.20          34.73      20,966.11
                                                                              2015          34.73          31.10      17,333.42
                                                                              2016          31.10          35.33      14,581.67
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          20.09          22.26      23,605.91
                                                                              2012          22.26          24.60           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.90          15.12       2,054.73
                                                                              2012          15.12          17.58         557.18
                                                                              2013          17.58          24.24       1,700.55
                                                                              2014          24.24          25.73       2,181.34
                                                                              2015          25.73          24.88       1,446.42
                                                                              2016          24.88          27.27       2,691.73
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.73           4.92      10,168.70
                                                                              2012           4.92           5.59      39,629.07
                                                                              2013           5.59           7.52      22,124.33
                                                                              2014           7.52           8.05      24,213.68
                                                                              2015           8.05           8.75      26,962.82
                                                                              2016           8.75           8.60      18,818.81
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.47           7.95      19,258.26
                                                                              2012           7.95           8.94           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          11.09          10.53      44,113.84
                                                                              2014          10.53          10.88      34,528.56
                                                                              2015          10.88          10.76      29,356.00
                                                                              2016          10.76          10.82      29,277.70
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.56          10.70      31,173.38
                                                                              2012          10.70          11.04      54,846.96

1.65 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2013          11.04
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.04
                                                                                 2014           1.14
                                                                                 2015           1.20
                                                                                 2016           1.19
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.52
                                                                                 2012          12.77
                                                                                 2013          14.49
                                                                                 2014          18.95
                                                                                 2015          19.45
                                                                                 2016          17.71
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.84
                                                                                 2012          12.49
                                                                                 2013          14.36
                                                                                 2014          16.55
                                                                                 2015          16.84
                                                                                 2016          16.77
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.35
                                                                                 2012          11.07
                                                                                 2013          12.25
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          30.08
                                                                                 2012          33.83
                                                                                 2013          38.02
                                                                                 2014          52.61
                                                                                 2015          53.56
                                                                                 2016          51.77
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.65
                                                                                 2012           9.93
                                                                                 2013          11.62
                                                                                 2014          10.86
                                                                                 2015           9.98
                                                                                 2016           8.46
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          27.33
                                                                                 2012          30.06
                                                                                 2013          32.99
                                                                                 2014          44.30
                                                                                 2015          44.30
                                                                                 2016          39.36
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.11
                                                                                 2012          14.12
                                                                                 2013          16.38
                                                                                 2014          20.56
                                                                                 2015          18.87
                                                                                 2016          19.63
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.96
                                                                                 2012          10.24
                                                                                 2013          10.81
                                                                                 2014          11.04
                                                                                 2015          10.94
                                                                                 2016          10.67
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.70
                                                                                 2012           9.75
                                                                                 2013          10.01
                                                                                 2014           9.96
                                                                                 2015           9.90
                                                                                 2016           9.68
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.87
                                                                                 2012          11.91
                                                                                 2013          13.39
                                                                                 2014          13.30
                                                                                 2015          13.23
                                                                                 2016          12.48
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          27.28
                                                                                 2012          29.83
                                                                                 2013          33.05



1.65 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                        11.01           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.04     194,176.61
                                                                                         1.14     639,945.56
                                                                                         1.20     781,878.73
                                                                                         1.19     677,822.08
                                                                                         1.20     639,606.45
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.77       1,331.61
                                                                                        14.49       1,351.94
                                                                                        18.95         607.74
                                                                                        19.45       1,044.54
                                                                                        17.71         695.46
                                                                                        22.74         863.84
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.49       1,846.54
                                                                                        14.36       2,086.83
                                                                                        16.55      17,268.28
                                                                                        16.84      16,104.50
                                                                                        16.77      14,553.02
                                                                                        17.28      11,498.78
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.07      29,960.18
                                                                                        12.25      22,368.69
                                                                                        12.78           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        33.83       4,008.23
                                                                                        38.02       3,093.54
                                                                                        52.61       2,387.16
                                                                                        53.56       2,339.22
                                                                                        51.77       1,885.64
                                                                                        60.58       1,391.81
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.93       7,513.65
                                                                                        11.62       6,435.01
                                                                                        10.86       5,881.20
                                                                                         9.98       5,503.24
                                                                                         8.46       9,124.69
                                                                                         9.28       5,859.01
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        30.06       6,503.90
                                                                                        32.99       5,174.05
                                                                                        44.30       5,100.21
                                                                                        44.30       3,800.61
                                                                                        39.36       3,025.16
                                                                                        47.49       2,666.63
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.12       2,965.54
                                                                                        16.38       2,938.93
                                                                                        20.56       2,689.74
                                                                                        18.87       2,186.73
                                                                                        19.63         653.99
                                                                                        20.43         651.13
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.24       2,075.00
                                                                                        10.81       5,451.18
                                                                                        11.04      44,150.74
                                                                                        10.94      52,780.14
                                                                                        10.67      29,303.10
                                                                                        11.46      27,026.33
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.75      16,056.26
                                                                                        10.01      59,136.25
                                                                                         9.96      61,431.63
                                                                                         9.90      76,358.90
                                                                                         9.68      51,796.33
                                                                                         9.82      22,512.01
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.91           0.00
                                                                                        13.39           0.00
                                                                                        13.30           0.00
                                                                                        13.23           0.00
                                                                                        12.48           0.00
                                                                                        12.38           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        29.83      22,395.86
                                                                                        33.05      14,901.85
                                                                                        43.35      14,147.84

1.65 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2014          43.35
                                                                                     2015          47.06
                                                                                     2016          47.28
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)................... 2011          54.09
                                                                                     2012          58.42
                                                                                     2013          65.17
                                                                                     2014          86.08
                                                                                     2015          96.11
                                                                                     2016          98.79
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).............. 2011           9.66
                                                                                     2012          10.24
                                                                                     2013          11.76
                                                                                     2014          14.98
                                                                                     2015          15.48
                                                                                     2016          14.92
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)............... 2011          12.02
                                                                                     2012          12.32
                                                                                     2013          13.23
                                                                                     2014          13.57
                                                                                     2015          13.94
                                                                                     2016          13.63
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.52
                                                                                     2012          11.91
                                                                                     2013          13.06
                                                                                     2014          14.25
                                                                                     2015          14.71
                                                                                     2016          14.31
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          10.96
                                                                                     2012          11.43
                                                                                     2013          12.73
                                                                                     2014          14.77
                                                                                     2015          15.26
                                                                                     2016          14.82
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.48
                                                                                     2014          13.06
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.33
                                                                                     2012          10.88
                                                                                     2013          12.34
                                                                                     2014          15.09
                                                                                     2015          15.62
                                                                                     2016          15.11
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.70
                                                                                     2012           9.28
                                                                                     2013          10.60
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.18
                                                                                     2012           9.36
                                                                                     2013          10.42
                                                                                     2014          11.72
                                                                                     2015          12.64
                                                                                     2016          11.92
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          14.84
                                                                                     2012          16.31
                                                                                     2013          18.82
                                                                                     2014          24.59
                                                                                     2015          26.42
                                                                                     2016          25.30
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.20
                                                                                     2016           1.17
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          33.63
                                                                                     2012          36.61
                                                                                     2013          41.56
                                                                                     2014          53.85
                                                                                     2015          59.90
                                                                                     2016          59.46
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          12.25
                                                                                     2012          12.43
                                                                                     2013          14.26



1.65 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- -------------
                                                                                            47.06      11,637.71
                                                                                            47.28      10,925.23
                                                                                            49.79       9,694.61
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...................        58.42       1,806.56
                                                                                            65.17       1,154.02
                                                                                            86.08       1,100.07
                                                                                            96.11         726.81
                                                                                            98.79         301.33
                                                                                           105.21           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..............        10.24       8,339.65
                                                                                            11.76       8,120.98
                                                                                            14.98       1,131.82
                                                                                            15.48       1,125.48
                                                                                            14.92         729.76
                                                                                            16.00       1,209.10
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...............        12.32     367,204.20
                                                                                            13.23     403,006.22
                                                                                            13.57     385,103.45
                                                                                            13.94     391,989.43
                                                                                            13.63     280,913.99
                                                                                            14.02     295,960.98
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        11.91     362,177.58
                                                                                            13.06     356,238.35
                                                                                            14.25     324,721.08
                                                                                            14.71     282,339.09
                                                                                            14.31     270,492.64
                                                                                            14.94     255,788.62
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.43     838,757.28
                                                                                            12.73     746,282.24
                                                                                            14.77     693,491.64
                                                                                            15.26     603,055.37
                                                                                            14.82     560,286.05
                                                                                            15.62     495,138.29
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        13.06      13,138.03
                                                                                            13.00           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        10.88     356,383.45
                                                                                            12.34     226,623.31
                                                                                            15.09     186,422.80
                                                                                            15.62     187,034.22
                                                                                            15.11     142,688.24
                                                                                            16.07     141,052.13
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.28       9,548.87
                                                                                            10.60       9,106.65
                                                                                            11.41           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.36      79,729.72
                                                                                            10.42     201,765.55
                                                                                            11.72     348,560.53
                                                                                            12.64     385,824.70
                                                                                            11.92     334,717.47
                                                                                            12.71     295,180.55
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        16.31      32,458.21
                                                                                            18.82      35,346.48
                                                                                            24.59      35,836.03
                                                                                            26.42      37,855.61
                                                                                            25.30      39,448.89
                                                                                            29.90      24,804.46
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01      10,927.33
                                                                                             1.12     418,742.16
                                                                                             1.20     653,183.59
                                                                                             1.17     643,673.70
                                                                                             1.20     551,043.15
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        36.61      55,533.46
                                                                                            41.56      53,948.87
                                                                                            53.85      47,027.06
                                                                                            59.90      45,364.42
                                                                                            59.46      42,395.88
                                                                                            65.15      38,125.23
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        12.43      11,573.46
                                                                                            14.26       8,975.23
                                                                                            16.73       6,693.48

1.65 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2014          16.73
                                                                                   2015          15.32
                                                                                   2016          14.80
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)............... 2011          39.80
                                                                                   2012          42.08
                                                                                   2013          46.07
                                                                                   2014          53.79
                                                                                   2015          57.34
                                                                                   2016          56.18
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)...................... 2011          10.48
                                                                                   2012          11.42
                                                                                   2013          13.07
                                                                                   2014          17.41
                                                                                   2015          18.93
                                                                                   2016          18.56
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................. 2011           7.97
                                                                                   2012           8.64
                                                                                   2013           9.68
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.03
                                                                                   2012          13.22
                                                                                   2013          14.21
                                                                                   2014          19.43
                                                                                   2015          19.31
                                                                                   2016          18.04
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.56
                                                                                   2012          10.67
                                                                                   2013          12.39
                                                                                   2014          14.81
                                                                                   2015          13.66
                                                                                   2016          13.26
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.98
                                                                                   2012          16.51
                                                                                   2013          17.82
                                                                                   2014          24.23
                                                                                   2015          23.76
                                                                                   2016          23.46
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          13.00
                                                                                   2012          14.19
                                                                                   2013          14.69
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.76
                                                                                   2012          16.26
                                                                                   2013          19.38
                                                                                   2014          24.23
                                                                                   2015          24.34
                                                                                   2016          24.89
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.93
                                                                                   2012           8.29
                                                                                   2013           9.97
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.50
                                                                                   2012          14.77
                                                                                   2013          15.85
                                                                                   2014          14.15
                                                                                   2015          14.32
                                                                                   2016          13.65
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.87
                                                                                   2012          16.21
                                                                                   2013          17.43
                                                                                   2014          16.81
                                                                                   2015          17.23
                                                                                   2016          16.95
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.60
                                                                                   2012          10.73
                                                                                   2013          10.89
                                                                                   2014          10.23
                                                                                   2015          10.82
                                                                                   2016          10.69
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.73
                                                                                   2015          11.47



1.65 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          15.32       4,572.64
                                                                                          14.80       3,201.87
                                                                                          14.43       2,948.05
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)...............        42.08       3,737.38
                                                                                          46.07       3,504.08
                                                                                          53.79       4,797.06
                                                                                          57.34       3,835.30
                                                                                          56.18       5,084.73
                                                                                          60.19       5,437.20
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)......................        11.42      14,636.11
                                                                                          13.07      12,870.38
                                                                                          17.41      22,671.86
                                                                                          18.93      21,063.58
                                                                                          18.56      19,457.58
                                                                                          20.83      29,166.96
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................         8.64      19,806.24
                                                                                           9.68      20,484.17
                                                                                          10.60           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        13.22      12,568.14
                                                                                          14.21       9,509.04
                                                                                          19.43      10,632.96
                                                                                          19.31       9,322.34
                                                                                          18.04       5,766.81
                                                                                          16.24       5,986.44
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.67      71,557.02
                                                                                          12.39      63,474.31
                                                                                          14.81      51,457.47
                                                                                          13.66      49,094.51
                                                                                          13.26      57,405.74
                                                                                          13.17      43,173.29
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        16.51       8,078.86
                                                                                          17.82       6,354.72
                                                                                          24.23       7,507.72
                                                                                          23.76       7,653.43
                                                                                          23.46       6,619.95
                                                                                          27.32       6,364.69
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        14.19       2,374.96
                                                                                          14.69       2,025.78
                                                                                          15.92           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        16.26       8,439.75
                                                                                          19.38       8,547.36
                                                                                          24.23      12,205.61
                                                                                          24.34      12,557.51
                                                                                          24.89      10,003.21
                                                                                          24.53       7,531.84
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.29       2,115.55
                                                                                           9.97       5,813.29
                                                                                          10.59           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03      16,821.27
                                                                                           0.96      47,571.82
                                                                                           1.05     157,556.93
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.77     185,064.63
                                                                                          15.85     249,001.07
                                                                                          14.15     172,267.39
                                                                                          14.32     163,227.06
                                                                                          13.65     150,723.07
                                                                                          14.09     149,071.47
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.21     162,544.82
                                                                                          17.43     190,533.63
                                                                                          16.81     178,916.36
                                                                                          17.23     143,557.12
                                                                                          16.95     124,811.52
                                                                                          17.11     127,671.54
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.73      30,352.58
                                                                                          10.89     120,267.49
                                                                                          10.23      78,396.37
                                                                                          10.82     116,894.36
                                                                                          10.69     175,356.63
                                                                                          10.65      67,069.33
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.73       2,450.45
                                                                                          11.47       6,319.25
                                                                                          11.14      18,493.13

1.65 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2016          11.14          11.46      24,087.35
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)..... 2011          14.60          16.47      17,496.95
                                                                           2012          16.47          18.80      19,657.11
                                                                           2013          18.80          25.55      23,621.12
                                                                           2014          25.55          26.33      24,991.31
                                                                           2015          26.33          24.74      28,901.84
                                                                           2016          24.74          29.43      13,491.33
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012           1.01           1.06     229,272.71
                                                                           2013           1.06           1.15     577,903.04
                                                                           2014           1.15           1.22     620,119.68
                                                                           2015           1.22           1.19     383,332.97
                                                                           2016           1.19           1.24     380,311.89
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)...... 2011          10.84          11.46      68,826.88
                                                                           2012          11.46          12.72      67,111.05
                                                                           2013          12.72          14.13      78,298.71
                                                                           2014          14.13          14.70      65,570.65
                                                                           2015          14.70          14.18      90,979.55
                                                                           2016          14.18          14.75      86,373.62
SSGA Growth ETF Investment Division (Class B) (10/7/2011))................ 2011          10.07          10.69      19,725.38
                                                                           2012          10.69          12.10      25,036.59
                                                                           2013          12.10          14.05      21,988.88
                                                                           2014          14.05          14.57      18,672.08
                                                                           2015          14.57          14.00      18,759.70
                                                                           2016          14.00          14.72      20,766.22
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          16.79          21.17      28,289.83
                                                                           2014          21.17          22.66      31,851.53
                                                                           2015          22.66          24.63      51,043.02
                                                                           2016          24.63          24.60      42,072.13
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.95           5.98      39,014.47
                                                                           2012           5.98           6.59      25,207.82
                                                                           2013           6.59           6.89           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.22           9.89      31,667.89
                                                                           2012           9.89          11.06      32,106.37
                                                                           2013          11.06          14.86      33,000.88
                                                                           2014          14.86          16.48      32,795.16
                                                                           2015          16.48          17.29      32,419.84
                                                                           2016          17.29          18.07      25,790.81
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          15.67          17.47       7,151.98
                                                                           2012          17.47          19.92       8,349.10
                                                                           2013          19.92          28.25       9,951.21
                                                                           2014          28.25          29.64       8,609.31
                                                                           2015          29.64          29.87       9,656.41
                                                                           2016          29.87          32.76       9,039.15
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.69          15.33       7,182.36
                                                                           2012          15.33          15.47       1,124.38
                                                                           2013          15.47          16.85         831.27
                                                                           2014          16.85          13.46         706.04
                                                                           2015          13.46           8.90         952.80
                                                                           2016           8.90          12.58         345.23
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         29.43      30,415.65
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          21.71          22.97      97,182.64
                                                                           2012          22.97          25.52      41,561.26
                                                                           2013          25.52          27.11      35,958.54
                                                                           2014          27.11          27.95      35,235.14
                                                                           2015          27.95          26.89      32,574.98
                                                                           2016          26.89          27.69           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         30.05      29,870.70
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          23.81          24.39      15,235.11
                                                                           2012          24.39          26.74      18,748.71
                                                                           2013          26.74          26.68      29,857.56
                                                                           2014          26.68          27.41      26,873.49
                                                                           2015          27.41          26.56      22,944.52
                                                                           2016          26.56          27.20           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          17.18          17.28      63,750.08
                                                                           2012          17.28          17.51      63,708.41
                                                                           2013          17.51          17.07      51,429.53

1.65 SEPARATE ACCOUNT CHARGE
                                       BEGINNING OF                   NUMBER OF
                                           YEAR        END OF YEAR   ACCUMULATION
                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------ ------ -------------- -------------- -------------
                               2014          17.07          17.22      42,044.37
                               2015          17.22          16.99      60,332.22
                               2016          16.99          16.88      37,969.32





                                                                                       AT 1.90 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.47          23.15      28,516.35
                                                                              2012          23.15          26.84      23,609.19
                                                                              2013          26.84          33.78      20,507.66
                                                                              2014          33.78          33.85      18,950.66
                                                                              2015          33.85          33.30      15,053.64
                                                                              2016          33.30          33.36      14,185.36
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          82.37          88.07      10,554.48
                                                                              2012          88.07         101.52       9,249.29
                                                                              2013         101.52         132.98       9,593.01
                                                                              2014         132.98         144.35       8,261.54
                                                                              2015         144.35         143.69       7,771.04
                                                                              2016         143.69         157.23       6,802.44





1.70 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.41           9.71      22,073.53
                                                                                2012           9.71          10.51     113,483.00
                                                                                2013          10.51          11.49     111,089.24
                                                                                2014          11.49          12.12      65,222.30
                                                                                2015          12.12          11.99      54,135.25
                                                                                2016          11.99          12.21      36,852.56
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03       4,304.23
                                                                                2015           1.03           1.01      32,442.47
                                                                                2016           1.01           1.01      47,955.86
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.05           9.44     690,630.79
                                                                                2012           9.44          10.53     522,800.24
                                                                                2013          10.53          12.27     385,100.94
                                                                                2014          12.27          12.80     164,044.58
                                                                                2015          12.80          12.49      90,546.27
                                                                                2016          12.49          13.24      85,856.24
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.30           8.74   1,121,832.05
                                                                                2012           8.74           9.98     931,006.43
                                                                                2013           9.98          12.27     910,859.70
                                                                                2014          12.27          12.84     726,366.09
                                                                                2015          12.84          12.52     288,422.20
                                                                                2016          12.52          13.42      48,168.13
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.08           8.56     108,510.89
                                                                                2012           8.56           9.88     128,898.43
                                                                                2013           9.88          12.61      65,960.75
                                                                                2014          12.61          13.41      60,873.16
                                                                                2015          13.41          14.04      47,106.94
                                                                                2016          14.04          15.06      46,915.08
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.56           9.90   1,114,620.29
                                                                                2012           9.90          10.79     804,485.60
                                                                                2013          10.79          12.04     609,576.24
                                                                                2014          12.04          12.56     530,118.44
                                                                                2015          12.56          12.26     232,721.81
                                                                                2016          12.26          12.89     170,822.74
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.18          10.58      17,426.97
                                                                                2012          10.58          11.50     223,028.66
                                                                                2013          11.50          10.92     129,508.35
                                                                                2014          10.92          11.16      74,015.39

1.70 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2015          11.16           9.93      50,010.13
                                                                                2016           9.93          10.63      33,643.63
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011          10.02          10.03     212,082.93
                                                                                2012          10.03          11.77     135,547.35
                                                                                2013          11.77          13.33      66,198.46
                                                                                2014          13.33          12.67      38,210.53
                                                                                2015          12.67          12.18      21,835.06
                                                                                2016          12.18          12.58      14,348.11
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.61          15.79   2,047,871.67
                                                                                2012          15.79          16.08   1,160,811.31
                                                                                2013          16.08          15.41     717,129.55
                                                                                2014          15.41          15.98     365,493.21
                                                                                2015          15.98          15.72     161,744.10
                                                                                2016          15.72          15.79      70,904.50
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          50.11          50.90     168,420.66
                                                                                2012          50.90          53.68     100,728.69
                                                                                2013          53.68          52.25      53,981.00
                                                                                2014          52.25          54.86      40,306.96
                                                                                2015          54.86          54.12      22,235.42
                                                                                2016          54.12          54.73      13,222.45
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          25.93          26.95     134,915.21
                                                                                2012          26.95          30.23      88,372.56
                                                                                2013          30.23          39.80      57,950.50
                                                                                2014          39.80          42.50      35,989.33
                                                                                2015          42.50          44.30      16,381.61
                                                                                2016          44.30          43.49       5,730.54
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.25           9.54      28,101.93
                                                                                2012           9.54          10.24     132,028.62
                                                                                2013          10.24          11.11     122,712.31
                                                                                2014          11.11          11.57      77,907.80
                                                                                2015          11.57          11.36      70,606.78
                                                                                2016          11.36          11.66      44,240.29
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.79          10.79     439,855.08
                                                                                2012          10.79          12.08     313,028.59
                                                                                2013          12.08          15.65     188,274.33
                                                                                2014          15.65          16.88     102,594.06
                                                                                2015          16.88          15.57      24,554.56
                                                                                2016          15.57          18.08      17,754.24
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          21.17          21.08     132,390.45
                                                                                2012          21.08          20.73      85,708.31
                                                                                2013          20.73          20.38      32,356.36
                                                                                2014          20.38          20.03      22,500.47
                                                                                2015          20.03          19.70       3,935.63
                                                                                2016          19.70          19.39           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          12.17          12.97     590,151.12
                                                                                2012          12.97          16.07     333,318.97
                                                                                2013          16.07          16.36     147,654.54
                                                                                2014          16.36          18.21      66,880.39
                                                                                2015          18.21          17.66      35,213.01
                                                                                2016          17.66          17.51      25,529.58
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           6.86           7.44     251,646.93
                                                                                2012           7.44           8.67     177,177.38
                                                                                2013           8.67          12.41     153,210.77
                                                                                2014          12.41          14.51     408,679.75
                                                                                2015          14.51          13.69     161,861.16
                                                                                2016          13.69          13.82      89,506.47
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).... 2011         125.13         129.64      58,689.29
                                                                                2012         129.64         156.14      44,301.64
                                                                                2013         156.14         197.69      28,378.27
                                                                                2014         197.69         205.67           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011).............. 2011          37.19          39.90      56,216.66
                                                                                2012          39.90          43.42      39,600.24
                                                                                2013          43.42          56.54      24,125.83
                                                                                2014          56.54          61.63      12,756.09
                                                                                2015          61.63          62.17       4,938.94
                                                                                2016          62.17          64.27       1,727.81
Harris Oakmark International Investment Division (Class B) (10/7/2011)......... 2011          16.33          16.35     568,707.64
                                                                                2012          16.35          20.78     342,618.65
                                                                                2013          20.78          26.66     194,705.44
                                                                                2014          26.66          24.69      78,831.72
                                                                                2015          24.69          23.18      42,283.66
                                                                                2016          23.18          24.65      24,393.64

1.70 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)..... 2012           1.01           1.04   1,573,105.13
                                                                                2013           1.04           1.04     959,479.72
                                                                                2014           1.04           1.08     577,042.67
                                                                                2015           1.08           1.02     488,641.89
                                                                                2016           1.02           1.12     187,406.23
Invesco Mid Cap Value Investment Division (Class B)............................ 2012          24.32          24.95     268,864.60
                                                                                2013          24.95          31.96     126,575.87
                                                                                2014          31.96          34.45      45,960.63
                                                                                2015          34.45          30.83      20,229.65
                                                                                2016          30.83          35.01      14,240.21
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)................ 2011          19.96          22.12     513,179.82
                                                                                2012          22.12          24.44           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          13.83          15.04      50,847.28
                                                                                2012          15.04          17.48      33,799.64
                                                                                2013          17.48          24.09      18,951.70
                                                                                2014          24.09          25.56      12,045.14
                                                                                2015          25.56          24.70       5,233.51
                                                                                2016          24.70          27.06       2,508.98
Jennison Growth Investment Division (Class B) (10/7/2011)...................... 2011           4.70           4.89     265,087.27
                                                                                2012           4.89           5.56     364,736.37
                                                                                2013           5.56           7.47     151,686.52
                                                                                2014           7.47           7.99      83,324.44
                                                                                2015           7.99           8.68      49,442.42
                                                                                2016           8.68           8.52      34,188.52
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................ 2011           7.43           7.91     171,418.41
                                                                                2012           7.91           8.89           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................... 2013          11.06          10.50       8,447.74
                                                                                2014          10.50          10.85       4,857.77
                                                                                2015          10.85          10.72       6,224.36
                                                                                2016          10.72          10.77       6,019.83
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)................. 2011          10.55          10.68       6,558.91
                                                                                2012          10.68          11.02       8,477.33
                                                                                2013          11.02          10.99           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................... 2012           1.01           1.04     985,411.83
                                                                                2013           1.04           1.14     982,469.48
                                                                                2014           1.14           1.20     507,926.94
                                                                                2015           1.20           1.19     480,740.59
                                                                                2016           1.19           1.20     354,407.15
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)............. 2011          11.48          12.73       2,338.65
                                                                                2012          12.73          14.44       2,185.08
                                                                                2013          14.44          18.87       1,682.14
                                                                                2014          18.87          19.36         965.58
                                                                                2015          19.36          17.62       1,203.79
                                                                                2016          17.62          22.61       1,609.39
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)......... 2011          11.81          12.45       8,845.77
                                                                                2012          12.45          14.32      11,454.45
                                                                                2013          14.32          16.49      54,090.20
                                                                                2014          16.49          16.77      40,788.65
                                                                                2015          16.77          16.69      14,481.09
                                                                                2016          16.69          17.19      11,842.39
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)................. 2011          10.33          11.05     176,890.14
                                                                                2012          11.05          12.22     140,691.56
                                                                                2013          12.22          12.75           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)......... 2011          29.82          33.53     100,455.61
                                                                                2012          33.53          37.66      68,799.12
                                                                                2013          37.66          52.10      34,433.06
                                                                                2014          52.10          53.01      14,176.27
                                                                                2015          53.01          51.21       4,498.57
                                                                                2016          51.21          59.90       2,936.08
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).................................................................... 2011           9.62           9.90       6,735.36
                                                                                2012           9.90          11.58       6,758.03
                                                                                2013          11.58          10.82       7,962.52
                                                                                2014          10.82           9.94       5,945.58
                                                                                2015           9.94           8.42       6,520.98
                                                                                2016           8.42           9.23       5,612.50
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............ 2011          27.08          29.78     129,478.03
                                                                                2012          29.78          32.67      53,003.37
                                                                                2013          32.67          43.84      32,335.67
                                                                                2014          43.84          43.82       9,886.63

1.70 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2015          43.82          38.92       5,162.42
                                                                               2016          38.92          46.93       5,016.53
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)......................................................... 2011          14.09          14.10         469.41
                                                                               2012          14.10          16.35         474.97
                                                                               2013          16.35          20.51         428.28
                                                                               2014          20.51          18.81         554.99
                                                                               2015          18.81          19.56         535.18
                                                                               2016          19.56          20.35         511.24
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)....... 2011           9.96          10.23       4,699.89
                                                                               2012          10.23          10.79          17.74
                                                                               2013          10.79          11.02       2,859.51
                                                                               2014          11.02          10.91       6,922.22
                                                                               2015          10.91          10.64       6,897.58
                                                                               2016          10.64          11.43       8,034.79
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.70           9.74      19,294.14
                                                                               2012           9.74          10.00      14,036.23
                                                                               2013          10.00           9.94      76,608.50
                                                                               2014           9.94           9.88      50,603.67
                                                                               2015           9.88           9.65      26,338.94
                                                                               2016           9.65           9.79      14,333.44
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.85          11.89         320.99
                                                                               2012          11.89          13.36         320.66
                                                                               2013          13.36          13.27         366.18
                                                                               2014          13.27          13.20         371.75
                                                                               2015          13.20          12.43         382.12
                                                                               2016          12.43          12.33         394.98
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          27.05          29.58     422,176.75
                                                                               2012          29.58          32.75     252,061.83
                                                                               2013          32.75          42.94     121,485.96
                                                                               2014          42.94          46.58      52,348.18
                                                                               2015          46.58          46.78      16,255.27
                                                                               2016          46.78          49.24      13,456.79
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          53.33          57.60      33,670.67
                                                                               2012          57.60          64.22      20,167.00
                                                                               2013          64.22          84.78      11,360.72
                                                                               2014          84.78          94.61       8,228.92
                                                                               2015          94.61          97.19       3,316.23
                                                                               2016          97.19         103.46       1,419.33
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.63          10.20     289,597.47
                                                                               2012          10.20          11.71     184,209.57
                                                                               2013          11.71          14.91     138,079.27
                                                                               2014          14.91          15.41      39,344.04
                                                                               2015          15.41          14.84       6,670.97
                                                                               2016          14.84          15.90       9,120.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          11.98          12.28   1,060,803.91
                                                                               2012          12.28          13.18     887,677.65
                                                                               2013          13.18          13.51     602,159.54
                                                                               2014          13.51          13.88     384,863.81
                                                                               2015          13.88          13.56     159,221.55
                                                                               2016          13.56          13.94      57,394.48
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.48          11.87   3,049,295.30
                                                                               2012          11.87          13.01   2,238,591.42
                                                                               2013          13.01          14.19   1,489,280.85
                                                                               2014          14.19          14.64     811,846.84
                                                                               2015          14.64          14.24     441,385.58
                                                                               2016          14.24          14.85     345,740.06
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          10.92          11.39   7,153,548.23
                                                                               2012          11.39          12.68   6,196,519.96
                                                                               2013          12.68          14.71   4,485,974.01
                                                                               2014          14.71          15.19   2,449,800.55
                                                                               2015          15.19          14.74     934,328.08
                                                                               2016          14.74          15.53     314,687.04
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.45          13.03     166,765.61
                                                                               2014          13.03          12.96           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.29          10.84   5,379,939.70
                                                                               2012          10.84          12.30   4,530,421.79
                                                                               2013          12.30          15.03   3,004,529.56
                                                                               2014          15.03          15.55   1,503,956.10

1.70 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2015          15.55
                                                                                    2016          15.03
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)............. 2011           8.69
                                                                                    2012           9.27
                                                                                    2013          10.58
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).................... 2011           9.18
                                                                                    2012           9.36
                                                                                    2013          10.41
                                                                                    2014          11.70
                                                                                    2015          12.62
                                                                                    2016          11.90
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          14.75
                                                                                    2012          16.21
                                                                                    2013          18.70
                                                                                    2014          24.42
                                                                                    2015          26.23
                                                                                    2016          25.11
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.20
                                                                                    2016           1.17
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          33.27
                                                                                    2012          36.22
                                                                                    2013          41.10
                                                                                    2014          53.21
                                                                                    2015          59.17
                                                                                    2016          58.70
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.19
                                                                                    2012          12.36
                                                                                    2013          14.18
                                                                                    2014          16.63
                                                                                    2015          15.21
                                                                                    2016          14.69
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          39.31
                                                                                    2012          41.57
                                                                                    2013          45.48
                                                                                    2014          53.08
                                                                                    2015          56.55
                                                                                    2016          55.38
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.41
                                                                                    2012          11.35
                                                                                    2013          12.98
                                                                                    2014          17.28
                                                                                    2015          18.78
                                                                                    2016          18.40
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.95
                                                                                    2012           8.63
                                                                                    2013           9.66
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          12.93
                                                                                    2012          13.12
                                                                                    2013          14.10
                                                                                    2014          19.27
                                                                                    2015          19.14
                                                                                    2016          17.87
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.50
                                                                                    2012          10.60
                                                                                    2013          12.30
                                                                                    2014          14.70
                                                                                    2015          13.55
                                                                                    2016          13.15
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          14.90
                                                                                    2012          16.42
                                                                                    2013          17.71
                                                                                    2014          24.07
                                                                                    2015          23.59
                                                                                    2016          23.28
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          12.94
                                                                                    2012          14.12
                                                                                    2013          14.61



1.70 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
                                                                                           15.03     460,533.19
                                                                                           15.98     204,375.29
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............         9.27     176,923.24
                                                                                           10.58     172,285.84
                                                                                           11.38           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)....................         9.36      33,057.57
                                                                                           10.41     101,664.95
                                                                                           11.70     225,014.04
                                                                                           12.62     259,688.78
                                                                                           11.90     125,931.02
                                                                                           12.67      93,029.51
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        16.21     516,917.97
                                                                                           18.70     295,786.90
                                                                                           24.42     163,540.78
                                                                                           26.23      82,674.32
                                                                                           25.11      38,230.63
                                                                                           29.66      20,224.75
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12     168,917.77
                                                                                            1.20     393,282.89
                                                                                            1.17     884,068.63
                                                                                            1.20     341,271.72
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        36.22   1,245,019.27
                                                                                           41.10     668,960.47
                                                                                           53.21     356,058.57
                                                                                           59.17     186,299.45
                                                                                           58.70      90,525.62
                                                                                           64.28      43,048.42
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.36     346,186.10
                                                                                           14.18     236,632.71
                                                                                           16.63     134,083.05
                                                                                           15.21      73,605.70
                                                                                           14.69      22,499.44
                                                                                           14.31      11,767.41
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        41.57      54,926.07
                                                                                           45.48      31,372.88
                                                                                           53.08      23,627.07
                                                                                           56.55      13,420.40
                                                                                           55.38       8,106.18
                                                                                           59.30       5,323.26
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        11.35     334,795.09
                                                                                           12.98     193,001.23
                                                                                           17.28     195,661.30
                                                                                           18.78     101,103.96
                                                                                           18.40      46,059.15
                                                                                           20.64      38,384.30
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.63      75,652.87
                                                                                            9.66      54,433.05
                                                                                           10.57           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        13.12     149,387.78
                                                                                           14.10     105,930.46
                                                                                           19.27      49,616.52
                                                                                           19.14      29,824.59
                                                                                           17.87      17,202.72
                                                                                           16.08      11,338.33
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.60   1,113,726.53
                                                                                           12.30     651,851.98
                                                                                           14.70     359,521.98
                                                                                           13.55     197,022.51
                                                                                           13.15      72,233.03
                                                                                           13.06      37,349.10
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        16.42     216,512.39
                                                                                           17.71      68,808.14
                                                                                           24.07      60,773.35
                                                                                           23.59      27,480.22
                                                                                           23.28      15,465.97
                                                                                           27.10      14,727.47
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        14.12      84,642.29
                                                                                           14.61      54,586.62
                                                                                           15.83           0.00

1.70 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.65
                                                                                   2012          16.14
                                                                                   2013          19.22
                                                                                   2014          24.02
                                                                                   2015          24.12
                                                                                   2016          24.65
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.92
                                                                                   2012           8.28
                                                                                   2013           9.94
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.96
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.44
                                                                                   2012          14.71
                                                                                   2013          15.78
                                                                                   2014          14.07
                                                                                   2015          14.24
                                                                                   2016          13.56
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.78
                                                                                   2012          16.13
                                                                                   2013          17.32
                                                                                   2014          16.71
                                                                                   2015          17.11
                                                                                   2016          16.82
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.59
                                                                                   2012          10.73
                                                                                   2013          10.88
                                                                                   2014          10.21
                                                                                   2015          10.80
                                                                                   2016          10.66
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.73
                                                                                   2015          11.46
                                                                                   2016          11.12
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.51
                                                                                   2012          16.36
                                                                                   2013          18.66
                                                                                   2014          25.36
                                                                                   2015          26.12
                                                                                   2016          24.53
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.15
                                                                                   2015           1.22
                                                                                   2016           1.19
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.81
                                                                                   2012          11.42
                                                                                   2013          12.67
                                                                                   2014          14.07
                                                                                   2015          14.64
                                                                                   2016          14.11
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011          10.04
                                                                                   2012          10.66
                                                                                   2013          12.06
                                                                                   2014          14.00
                                                                                   2015          14.50
                                                                                   2016          13.93
T. Rowe Price Large Cap Growth Investment Division (Class B)...................... 2013          16.67
                                                                                   2014          21.01
                                                                                   2015          22.48
                                                                                   2016          24.42
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)......................... 2011           5.91
                                                                                   2012           5.95
                                                                                   2013           6.56
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011           9.17
                                                                                   2012           9.83
                                                                                   2013          10.99
                                                                                   2014          14.76
                                                                                   2015          16.37
                                                                                   2016          17.16
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).......... 2011          15.55
                                                                                   2012          17.34
                                                                                   2013          19.76



1.70 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        16.14     182,740.84
                                                                                          19.22     138,424.65
                                                                                          24.02      79,536.63
                                                                                          24.12      41,134.89
                                                                                          24.65      15,659.75
                                                                                          24.29       9,364.22
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.28      39,722.38
                                                                                           9.94      38,155.90
                                                                                          10.56           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03       4,286.89
                                                                                           0.96      46,598.22
                                                                                           1.04      19,444.04
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.71     757,531.33
                                                                                          15.78     566,761.97
                                                                                          14.07     362,620.81
                                                                                          14.24     230,457.18
                                                                                          13.56     105,451.59
                                                                                          14.00      77,670.79
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.13   1,199,554.25
                                                                                          17.32     765,903.42
                                                                                          16.71     418,754.92
                                                                                          17.11     231,519.92
                                                                                          16.82     108,951.23
                                                                                          16.97      72,772.58
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.73       5,768.85
                                                                                          10.88     104,850.43
                                                                                          10.21     104,268.97
                                                                                          10.80      71,003.20
                                                                                          10.66      40,129.24
                                                                                          10.62      21,786.63
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.73       6,873.72
                                                                                          11.46       4,193.86
                                                                                          11.12      20,329.51
                                                                                          11.43       9,564.68
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        16.36     352,163.58
                                                                                          18.66     190,449.09
                                                                                          25.36     100,173.54
                                                                                          26.12      42,190.53
                                                                                          24.53      20,726.98
                                                                                          29.17       9,636.95
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06     228,265.43
                                                                                           1.15     272,044.50
                                                                                           1.22     159,394.32
                                                                                           1.19     196,670.85
                                                                                           1.23     127,919.75
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.42     802,882.00
                                                                                          12.67     624,066.59
                                                                                          14.07     344,615.38
                                                                                          14.64     218,974.76
                                                                                          14.11     108,503.98
                                                                                          14.67      77,353.37
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.66     150,488.40
                                                                                          12.06     109,867.55
                                                                                          14.00      84,749.84
                                                                                          14.50      56,950.22
                                                                                          13.93      21,241.50
                                                                                          14.63       7,402.51
T. Rowe Price Large Cap Growth Investment Division (Class B)......................        21.01     210,410.45
                                                                                          22.48     110,144.47
                                                                                          24.42      43,831.28
                                                                                          24.38      25,969.48
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).........................         5.95     656,456.55
                                                                                           6.56     375,174.75
                                                                                           6.85           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............         9.83     715,781.96
                                                                                          10.99     481,721.39
                                                                                          14.76     296,056.46
                                                                                          16.37     176,996.27
                                                                                          17.16      78,848.82
                                                                                          17.92      50,945.68
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)..........        17.34     169,744.18
                                                                                          19.76     110,211.97
                                                                                          28.02      68,771.11

1.70 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                          2014          28.02          29.37      44,349.09
                                                                          2015          29.37          29.59      24,478.09
                                                                          2016          29.59          32.43      15,940.05
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).............................................................. 2011          14.67          15.31       3,173.04
                                                                          2012          15.31          15.44       3,357.28
                                                                          2013          15.44          16.81       3,179.01
                                                                          2014          16.81          13.41       3,956.75
                                                                          2015          13.41           8.87       4,792.26
                                                                          2016           8.87          12.53       3,366.70
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)....................................................... 2016                         29.10      33,692.39
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).......................................... 2011          21.55          22.79     335,826.21
                                                                          2012          22.79          25.31     208,246.14
                                                                          2013          25.31          26.87     118,851.81
                                                                          2014          26.87          27.69      63,370.42
                                                                          2015          27.69          26.63      34,505.36
                                                                          2016          26.63          27.41           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         29.72      13,218.37
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          23.61          24.18       5,288.97
                                                                          2012          24.18          26.50       7,236.25
                                                                          2013          26.50          26.42       5,811.74
                                                                          2014          26.42          27.13       5,805.75
                                                                          2015          27.13          26.28       6,661.60
                                                                          2016          26.28          26.90           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          17.04          17.13     337,356.88
                                                                          2012          17.13          17.35     172,118.84
                                                                          2013          17.35          16.90      89,147.03
                                                                          2014          16.90          17.04      60,550.26
                                                                          2015          17.04          16.81      44,935.38
                                                                          2016          16.81          16.69      36,428.53





                                                                                       AT 1.95 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.32          22.99     555,102.58
                                                                              2012          22.99          26.64     340,259.51
                                                                              2013          26.64          33.52     182,666.67
                                                                              2014          33.52          33.57      87,027.54
                                                                              2015          33.57          33.01      33,540.33
                                                                              2016          33.01          33.05      18,024.45
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          81.24          86.85     211,540.78
                                                                              2012          86.85         100.06     118,218.96
                                                                              2013         100.06         131.00      62,145.07
                                                                              2014         131.00         142.13      32,269.69
                                                                              2015         142.13         141.42      15,357.17
                                                                              2016         141.42         154.67       8,841.55





1.75 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)....... 2011           9.41           9.71           0.00
                                                                              2012           9.71          10.50       1,506.50
                                                                              2013          10.50          11.47       1,355.73
                                                                              2014          11.47          12.10       1,213.34
                                                                              2015          12.10          11.96           0.00
                                                                              2016          11.96          12.17           0.00

1.75 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03           0.00
                                                                                2015           1.03           1.00           0.00
                                                                                2016           1.00           1.01           0.00
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.04           9.42      76,930.92
                                                                                2012           9.42          10.51       5,279.00
                                                                                2013          10.51          12.24       7,066.48
                                                                                2014          12.24          12.75      10,413.56
                                                                                2015          12.75          12.44       8,965.16
                                                                                2016          12.44          13.18       3,903.70
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.28           8.72      65,253.51
                                                                                2012           8.72           9.95      64,206.73
                                                                                2013           9.95          12.24      63,466.82
                                                                                2014          12.24          12.79      60,878.93
                                                                                2015          12.79          12.48      57,061.39
                                                                                2016          12.48          13.36      53,352.06
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.06           8.54       5,904.77
                                                                                2012           8.54           9.86       5,923.87
                                                                                2013           9.86          12.57       5,386.58
                                                                                2014          12.57          13.36       5,189.30
                                                                                2015          13.36          13.99       1,480.95
                                                                                2016          13.99          14.99       1,452.02
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.55           9.88      44,954.67
                                                                                2012           9.88          10.76      38,365.83
                                                                                2013          10.76          12.00      35,221.04
                                                                                2014          12.00          12.52      19,682.86
                                                                                2015          12.52          12.21      19,612.57
                                                                                2016          12.21          12.84      16,537.66
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.18          10.57           0.00
                                                                                2012          10.57          11.49       4,341.85
                                                                                2013          11.49          10.90       4,204.44
                                                                                2014          10.90          11.14       1,105.80
                                                                                2015          11.14           9.90           0.00
                                                                                2016           9.90          10.60           0.00
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.92           9.93       4,102.42
                                                                                2012           9.93          11.65       3,963.75
                                                                                2013          11.65          13.18       3,879.41
                                                                                2014          13.18          12.52       4,046.52
                                                                                2015          12.52          12.03         173.99
                                                                                2016          12.03          12.42         164.68
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.51          15.68       4,825.32
                                                                                2012          15.68          15.97       4,884.55
                                                                                2013          15.97          15.29       5,155.12
                                                                                2014          15.29          15.85       5,071.41
                                                                                2015          15.85          15.59       4,812.30
                                                                                2016          15.59          15.65       4,622.71
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          49.41          50.18       1,042.77
                                                                                2012          50.18          52.90       1,069.87
                                                                                2013          52.90          51.46       1,057.68
                                                                                2014          51.46          54.01       1,068.43
                                                                                2015          54.01          53.25         157.98
                                                                                2016          53.25          53.83         162.51
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          25.72          26.72       4,297.62
                                                                                2012          26.72          29.95       3,477.78
                                                                                2013          29.95          39.42       2,585.99
                                                                                2014          39.42          42.08       2,298.35
                                                                                2015          42.08          43.83       2,325.36
                                                                                2016          43.83          43.01       2,287.69
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.25           9.54           0.00
                                                                                2012           9.54          10.23      24,066.00
                                                                                2013          10.23          11.09       4,040.50
                                                                                2014          11.09          11.54       3,913.57
                                                                                2015          11.54          11.33       3,157.27
                                                                                2016          11.33          11.63       3,025.53
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.74          10.73       1,781.60
                                                                                2012          10.73          12.02       1,672.12
                                                                                2013          12.02          15.56       1,353.08
                                                                                2014          15.56          16.78       1,314.98
                                                                                2015          16.78          15.47         296.81
                                                                                2016          15.47          17.95         279.99

1.75 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............ 2011          20.87          20.79           0.00
                                                                              2012          20.79          20.42           0.00
                                                                              2013          20.42          20.07           0.00
                                                                              2014          20.07          19.72           0.00
                                                                              2015          19.72          19.38           0.00
                                                                              2016          19.38          19.07           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)......... 2011          12.12          12.92       9,389.31
                                                                              2012          12.92          16.00      10,302.57
                                                                              2013          16.00          16.28       9,239.60
                                                                              2014          16.28          18.12       7,332.72
                                                                              2015          18.12          17.55       6,992.43
                                                                              2016          17.55          17.40       5,972.37
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)...... 2011           6.83           7.40           0.00
                                                                              2012           7.40           8.62           0.00
                                                                              2013           8.62          12.33           0.00
                                                                              2014          12.33          14.41       3,424.07
                                                                              2015          14.41          13.59           0.00
                                                                              2016          13.59          13.71           0.00
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         123.29         127.72       1,703.39
                                                                              2012         127.72         153.75       2,297.07
                                                                              2013         153.75         194.57       1,558.46
                                                                              2014         194.57         202.39           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          36.75          39.43          19.30
                                                                              2012          39.43          42.89          18.12
                                                                              2013          42.89          55.81          16.42
                                                                              2014          55.81          60.81          16.16
                                                                              2015          60.81          61.31          14.82
                                                                              2016          61.31          63.36          14.93
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          16.25          16.27         107.19
                                                                              2012          16.27          20.66         105.71
                                                                              2013          20.66          26.50          83.80
                                                                              2014          26.50          24.53          92.99
                                                                              2015          24.53          23.01         100.86
                                                                              2016          23.01          24.46         102.46
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04      99,549.16
                                                                              2013           1.04           1.04      13,437.90
                                                                              2014           1.04           1.08      12,026.56
                                                                              2015           1.08           1.02           0.00
                                                                              2016           1.02           1.12      18,023.44
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          24.15          24.77         471.72
                                                                              2013          24.77          31.72         465.89
                                                                              2014          31.72          34.18         463.04
                                                                              2015          34.18          30.57         462.02
                                                                              2016          30.57          34.69         459.99
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          19.83          21.97         365.37
                                                                              2012          21.97          24.27           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.76          14.96           0.00
                                                                              2012          14.96          17.38           0.00
                                                                              2013          17.38          23.95           0.00
                                                                              2014          23.95          25.39           0.00
                                                                              2015          25.39          24.53           0.00
                                                                              2016          24.53          26.86           0.00
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.67           4.86           0.00
                                                                              2012           4.86           5.52       3,852.78
                                                                              2013           5.52           7.42       3,798.40
                                                                              2014           7.42           7.93       3,749.83
                                                                              2015           7.93           8.61       3,709.07
                                                                              2016           8.61           8.45         607.40
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.39           7.87       2,563.09
                                                                              2012           7.87           8.84           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          11.03          10.47       4,463.33
                                                                              2014          10.47          10.81       4,620.29
                                                                              2015          10.81          10.68           0.00
                                                                              2016          10.68          10.72           0.00
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.53          10.66       3,497.60
                                                                              2012          10.66          10.99       3,828.23
                                                                              2013          10.99          10.96           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................. 2012           1.01           1.04     108,701.06
                                                                              2013           1.04           1.14     100,507.52
                                                                              2014           1.14           1.20      63,928.78

1.75 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2015           1.20
                                                                                 2016           1.19
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.44
                                                                                 2012          12.69
                                                                                 2013          14.38
                                                                                 2014          18.78
                                                                                 2015          19.27
                                                                                 2016          17.52
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.77
                                                                                 2012          12.42
                                                                                 2013          14.27
                                                                                 2014          16.42
                                                                                 2015          16.70
                                                                                 2016          16.61
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.31
                                                                                 2012          11.03
                                                                                 2013          12.19
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          29.56
                                                                                 2012          33.23
                                                                                 2013          37.31
                                                                                 2014          51.59
                                                                                 2015          52.47
                                                                                 2016          50.66
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.60
                                                                                 2012           9.88
                                                                                 2013          11.54
                                                                                 2014          10.77
                                                                                 2015           9.90
                                                                                 2016           8.38
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          26.83
                                                                                 2012          29.50
                                                                                 2013          32.35
                                                                                 2014          43.39
                                                                                 2015          43.35
                                                                                 2016          38.48
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.07
                                                                                 2012          14.08
                                                                                 2013          16.31
                                                                                 2014          20.45
                                                                                 2015          18.75
                                                                                 2016          19.49
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.95
                                                                                 2012          10.22
                                                                                 2013          10.78
                                                                                 2014          11.00
                                                                                 2015          10.88
                                                                                 2016          10.61
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.70
                                                                                 2012           9.74
                                                                                 2013           9.99
                                                                                 2014           9.93
                                                                                 2015           9.86
                                                                                 2016           9.63
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.84
                                                                                 2012          11.88
                                                                                 2013          13.34
                                                                                 2014          13.24
                                                                                 2015          13.16
                                                                                 2016          12.39
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          26.83
                                                                                 2012          29.33
                                                                                 2013          32.45
                                                                                 2014          42.53
                                                                                 2015          46.12
                                                                                 2016          46.29
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          52.58



1.75 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                         1.19      79,144.78
                                                                                         1.20      74,649.83
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.69           0.00
                                                                                        14.38           0.00
                                                                                        18.78           0.00
                                                                                        19.27           0.00
                                                                                        17.52           0.00
                                                                                        22.47           0.00
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.42       3,125.89
                                                                                        14.27       3,029.94
                                                                                        16.42       6,870.02
                                                                                        16.70       6,861.93
                                                                                        16.61       2,491.83
                                                                                        17.10       2,482.31
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.03       6,926.28
                                                                                        12.19      12,579.99
                                                                                        12.71           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        33.23         608.75
                                                                                        37.31         587.41
                                                                                        51.59         470.62
                                                                                        52.47         476.46
                                                                                        50.66           0.00
                                                                                        59.23           0.00
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.88       2,281.54
                                                                                        11.54       2,399.17
                                                                                        10.77       2,626.17
                                                                                         9.90       2,797.78
                                                                                         8.38         449.12
                                                                                         9.18         446.47
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        29.50           0.00
                                                                                        32.35           0.00
                                                                                        43.39           0.00
                                                                                        43.35           0.00
                                                                                        38.48           0.00
                                                                                        46.38           0.00
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.08           0.00
                                                                                        16.31           0.00
                                                                                        20.45           0.00
                                                                                        18.75           0.00
                                                                                        19.49           0.00
                                                                                        20.27           0.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.22           0.00
                                                                                        10.78           0.00
                                                                                        11.00           0.00
                                                                                        10.88           0.00
                                                                                        10.61           0.00
                                                                                        11.39           0.00
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.74           0.00
                                                                                         9.99           0.00
                                                                                         9.93           0.00
                                                                                         9.86           0.00
                                                                                         9.63           0.00
                                                                                         9.76           0.00
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.88           0.00
                                                                                        13.34           0.00
                                                                                        13.24           0.00
                                                                                        13.16           0.00
                                                                                        12.39           0.00
                                                                                        12.28           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        29.33         551.92
                                                                                        32.45         490.79
                                                                                        42.53         444.65
                                                                                        46.12         415.28
                                                                                        46.29         396.64
                                                                                        48.69         375.71
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        56.78           0.00

1.75 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2012          56.78
                                                                                     2013          63.27
                                                                                     2014          83.49
                                                                                     2015          93.13
                                                                                     2016          95.62
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).............. 2011           9.60
                                                                                     2012          10.17
                                                                                     2013          11.67
                                                                                     2014          14.85
                                                                                     2015          15.33
                                                                                     2016          14.76
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)............... 2011          11.94
                                                                                     2012          12.24
                                                                                     2013          13.13
                                                                                     2014          13.45
                                                                                     2015          13.81
                                                                                     2016          13.49
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.45
                                                                                     2012          11.83
                                                                                     2013          12.96
                                                                                     2014          14.13
                                                                                     2015          14.57
                                                                                     2016          14.16
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          10.89
                                                                                     2012          11.35
                                                                                     2013          12.63
                                                                                     2014          14.64
                                                                                     2015          15.12
                                                                                     2016          14.67
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.42
                                                                                     2014          12.99
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.26
                                                                                     2012          10.80
                                                                                     2013          12.25
                                                                                     2014          14.96
                                                                                     2015          15.47
                                                                                     2016          14.95
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.67
                                                                                     2012           9.25
                                                                                     2013          10.55
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.17
                                                                                     2012           9.36
                                                                                     2013          10.40
                                                                                     2014          11.69
                                                                                     2015          12.59
                                                                                     2016          11.87
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          14.67
                                                                                     2012          16.12
                                                                                     2013          18.58
                                                                                     2014          24.26
                                                                                     2015          26.04
                                                                                     2016          24.91
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.20
                                                                                     2016           1.17
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          32.92
                                                                                     2012          35.83
                                                                                     2013          40.63
                                                                                     2014          52.59
                                                                                     2015          58.44
                                                                                     2016          57.95
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          12.12
                                                                                     2012          12.29
                                                                                     2013          14.10
                                                                                     2014          16.52
                                                                                     2015          15.10
                                                                                     2016          14.58
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................. 2011          38.84
                                                                                     2012          41.06



1.75 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- -------------
                                                                                            63.27           0.00
                                                                                            83.49           0.00
                                                                                            93.13           0.00
                                                                                            95.62           0.00
                                                                                           101.74           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..............        10.17           0.00
                                                                                            11.67           0.00
                                                                                            14.85           0.00
                                                                                            15.33           0.00
                                                                                            14.76           0.00
                                                                                            15.81           0.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...............        12.24       4,740.14
                                                                                            13.13       4,738.05
                                                                                            13.45       7,222.41
                                                                                            13.81       4,734.33
                                                                                            13.49       6,475.62
                                                                                            13.86       5,601.03
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        11.83      31,656.67
                                                                                            12.96      35,897.58
                                                                                            14.13      47,826.99
                                                                                            14.57      45,893.40
                                                                                            14.16      35,427.41
                                                                                            14.76      34,138.26
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.35     138,581.05
                                                                                            12.63     145,923.16
                                                                                            14.64     151,323.36
                                                                                            15.12     140,345.65
                                                                                            14.67     134,655.43
                                                                                            15.44     116,859.27
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        12.99           0.00
                                                                                            12.92           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        10.80      52,642.71
                                                                                            12.25      53,414.87
                                                                                            14.96      54,249.98
                                                                                            15.47      59,233.89
                                                                                            14.95      56,021.71
                                                                                            15.88      55,385.75
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.25           0.00
                                                                                            10.55           0.00
                                                                                            11.35           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.36           0.00
                                                                                            10.40       1,522.78
                                                                                            11.69      37,846.68
                                                                                            12.59      36,853.54
                                                                                            11.87      37,704.40
                                                                                            12.64      35,614.35
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        16.12         628.91
                                                                                            18.58         641.61
                                                                                            24.26         558.68
                                                                                            26.04         540.55
                                                                                            24.91         518.15
                                                                                            29.41         488.85
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01           0.00
                                                                                             1.12           0.00
                                                                                             1.20           0.00
                                                                                             1.17           0.00
                                                                                             1.20           0.00
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        35.83       2,668.71
                                                                                            40.63       2,458.77
                                                                                            52.59       2,198.25
                                                                                            58.44       2,000.44
                                                                                            57.95       1,768.65
                                                                                            63.43       1,676.95
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        12.29         143.50
                                                                                            14.10         144.16
                                                                                            16.52         134.13
                                                                                            15.10         144.68
                                                                                            14.58         157.16
                                                                                            14.20         161.35
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011).................        41.06       9,867.25
                                                                                            44.90      10,088.62

1.75 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2013          44.90
                                                                                   2014          52.38
                                                                                   2015          55.77
                                                                                   2016          54.59
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)...................... 2011          10.34
                                                                                   2012          11.28
                                                                                   2013          12.89
                                                                                   2014          17.15
                                                                                   2015          18.63
                                                                                   2016          18.24
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................. 2011           7.94
                                                                                   2012           8.61
                                                                                   2013           9.64
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          12.84
                                                                                   2012          13.02
                                                                                   2013          13.99
                                                                                   2014          19.11
                                                                                   2015          18.97
                                                                                   2016          17.70
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.43
                                                                                   2012          10.53
                                                                                   2013          12.22
                                                                                   2014          14.59
                                                                                   2015          13.44
                                                                                   2016          13.04
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.81
                                                                                   2012          16.32
                                                                                   2013          17.60
                                                                                   2014          23.90
                                                                                   2015          23.42
                                                                                   2016          23.10
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          12.87
                                                                                   2012          14.04
                                                                                   2013          14.53
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.53
                                                                                   2012          16.02
                                                                                   2013          19.07
                                                                                   2014          23.82
                                                                                   2015          23.91
                                                                                   2016          24.42
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.91
                                                                                   2012           8.26
                                                                                   2013           9.92
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.38
                                                                                   2012          14.64
                                                                                   2013          15.70
                                                                                   2014          14.00
                                                                                   2015          14.15
                                                                                   2016          13.47
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.70
                                                                                   2012          16.04
                                                                                   2013          17.22
                                                                                   2014          16.60
                                                                                   2015          16.99
                                                                                   2016          16.70
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.59
                                                                                   2012          10.73
                                                                                   2013          10.87
                                                                                   2014          10.20
                                                                                   2015          10.78
                                                                                   2016          10.64
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.72
                                                                                   2015          11.45
                                                                                   2016          11.11
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.41
                                                                                   2012          16.25
                                                                                   2013          18.53
                                                                                   2014          25.16



1.75 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          52.38       9,533.01
                                                                                          55.77       7,688.95
                                                                                          54.59       7,388.67
                                                                                          58.43       6,994.66
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)......................        11.28           0.00
                                                                                          12.89           0.00
                                                                                          17.15           0.00
                                                                                          18.63           0.00
                                                                                          18.24           0.00
                                                                                          20.45           0.00
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................         8.61       1,721.37
                                                                                           9.64       1,694.88
                                                                                          10.55           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        13.02           0.00
                                                                                          13.99           0.00
                                                                                          19.11           0.00
                                                                                          18.97           0.00
                                                                                          17.70           0.00
                                                                                          15.92           0.00
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.53       1,654.64
                                                                                          12.22       1,696.45
                                                                                          14.59       1,579.21
                                                                                          13.44       1,712.95
                                                                                          13.04       1,630.84
                                                                                          12.94       1,742.38
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        16.32           0.00
                                                                                          17.60           0.00
                                                                                          23.90           0.00
                                                                                          23.42           0.00
                                                                                          23.10           0.00
                                                                                          26.87           0.00
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        14.04           0.00
                                                                                          14.53           0.00
                                                                                          15.74           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        16.02           0.00
                                                                                          19.07           0.00
                                                                                          23.82           0.00
                                                                                          23.91           0.00
                                                                                          24.42           0.00
                                                                                          24.05           0.00
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.26         456.54
                                                                                           9.92         456.54
                                                                                          10.54           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03           0.00
                                                                                           0.95           0.00
                                                                                           1.04      18,306.99
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.64      21,343.65
                                                                                          15.70      33,607.84
                                                                                          14.00      21,344.16
                                                                                          14.15      20,065.63
                                                                                          13.47      11,895.89
                                                                                          13.90       5,818.52
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        16.04       6,503.40
                                                                                          17.22      11,959.43
                                                                                          16.60      12,729.72
                                                                                          16.99      12,930.82
                                                                                          16.70       7,033.82
                                                                                          16.84       1,850.52
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.73           0.00
                                                                                          10.87           0.00
                                                                                          10.20           0.00
                                                                                          10.78           0.00
                                                                                          10.64           0.00
                                                                                          10.59           0.00
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.72           0.00
                                                                                          11.45           0.00
                                                                                          11.11           0.00
                                                                                          11.41           0.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        16.25         258.61
                                                                                          18.53         254.59
                                                                                          25.16         220.61
                                                                                          25.91         221.71

1.75 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2015          25.91          24.32         222.43
                                                                           2016          24.32          28.90         202.61
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012           1.01           1.06           0.00
                                                                           2013           1.06           1.15           0.00
                                                                           2014           1.15           1.22           0.00
                                                                           2015           1.22           1.18           0.00
                                                                           2016           1.18           1.23           0.00
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)...... 2011          10.78          11.39      33,740.63
                                                                           2012          11.39          12.62      16,670.59
                                                                           2013          12.62          14.01      15,572.50
                                                                           2014          14.01          14.57      14,546.12
                                                                           2015          14.57          14.03       3,682.14
                                                                           2016          14.03          14.59       3,644.52
SSGA Growth ETF Investment Division (Class B) (10/7/2011))................ 2011          10.01          10.63       7,294.04
                                                                           2012          10.63          12.01       7,265.68
                                                                           2013          12.01          13.94       7,240.24
                                                                           2014          13.94          14.43           0.00
                                                                           2015          14.43          13.86           0.00
                                                                           2016          13.86          14.55           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          16.55          20.85       1,499.42
                                                                           2014          20.85          22.30       1,418.34
                                                                           2015          22.30          24.21         314.98
                                                                           2016          24.21          24.16         313.12
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.88           5.92      16,042.85
                                                                           2012           5.92           6.52       4,031.03
                                                                           2013           6.52           6.81           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.12           9.78       2,008.40
                                                                           2012           9.78          10.93       1,962.07
                                                                           2013          10.93          14.67       1,662.19
                                                                           2014          14.67          16.25       1,532.25
                                                                           2015          16.25          17.04           0.00
                                                                           2016          17.04          17.78           0.00
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          15.44          17.22         213.99
                                                                           2012          17.22          19.61         282.56
                                                                           2013          19.61          27.78         281.16
                                                                           2014          27.78          29.11         279.88
                                                                           2015          29.11          29.31         278.72
                                                                           2016          29.31          32.11         277.07
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.65          15.28           0.00
                                                                           2012          15.28          15.40           0.00
                                                                           2013          15.40          16.77           0.00
                                                                           2014          16.77          13.37           0.00
                                                                           2015          13.37           8.83           0.00
                                                                           2016           8.83          12.48           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         28.78         899.75
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          21.38          22.61         708.18
                                                                           2012          22.61          25.10       4,115.14
                                                                           2013          25.10          26.63       4,070.82
                                                                           2014          26.63          27.43       4,035.86
                                                                           2015          27.43          26.37       3,960.01
                                                                           2016          26.37          27.14           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         29.39      18,354.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          23.40          23.97         780.51
                                                                           2012          23.97          26.25         808.41
                                                                           2013          26.25          26.16         902.91
                                                                           2014          26.16          26.85         919.38
                                                                           2015          26.85          26.00           0.00
                                                                           2016          26.00          26.61           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          16.90          16.98       2,158.89
                                                                           2012          16.98          17.19       1,667.60
                                                                           2013          17.19          16.74       1,608.68
                                                                           2014          16.74          16.87       1,543.13
                                                                           2015          16.87          16.63         837.95
                                                                           2016          16.63          16.51         800.71

                                                                                       AT 2.00 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.17          22.83           0.00
                                                                              2012          22.83          26.45           0.00
                                                                              2013          26.45          33.26           0.00
                                                                              2014          33.26          33.29           0.00
                                                                              2015          33.29          32.72           0.00
                                                                              2016          32.72          32.74           0.00
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          80.12          85.65         239.51
                                                                              2012          85.65          98.62         252.18
                                                                              2013          98.62         129.06         240.32
                                                                              2014         129.06         139.95         231.77
                                                                              2015         139.95         139.18         225.01
                                                                              2016         139.18         152.14         218.24





1.80 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.41           9.70   1,322,676.10
                                                                                2012           9.70          10.49   3,019,606.31
                                                                                2013          10.49          11.45   3,752,182.26
                                                                                2014          11.45          12.08   3,669,613.49
                                                                                2015          12.08          11.93   3,669,466.61
                                                                                2016          11.93          12.14   3,355,083.65
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03     515,256.04
                                                                                2015           1.03           1.00   2,887,702.87
                                                                                2016           1.00           1.01   3,382,701.47
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.02           9.40   1,838,176.62
                                                                                2012           9.40          10.48   1,781,499.92
                                                                                2013          10.48          12.20   1,695,085.28
                                                                                2014          12.20          12.71   1,476,965.95
                                                                                2015          12.71          12.40   1,391,409.79
                                                                                2016          12.40          13.13   1,400,218.28
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.27           8.70     286,193.15
                                                                                2012           8.70           9.93     276,661.68
                                                                                2013           9.93          12.20     281,536.09
                                                                                2014          12.20          12.75     337,316.61
                                                                                2015          12.75          12.43     410,980.52
                                                                                2016          12.43          13.30     402,089.40
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.05           8.53   1,058,069.80
                                                                                2012           8.53           9.83   1,167,868.32
                                                                                2013           9.83          12.54   1,186,340.16
                                                                                2014          12.54          13.32   1,281,583.91
                                                                                2015          13.32          13.93   1,318,310.37
                                                                                2016          13.93          14.93   1,371,401.48
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.53           9.86   1,153,465.72
                                                                                2012           9.86          10.74   1,110,423.73
                                                                                2013          10.74          11.97   1,022,862.01
                                                                                2014          11.97          12.47   1,143,258.58
                                                                                2015          12.47          12.16   1,095,152.81
                                                                                2016          12.16          12.78     984,174.24
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.18          10.57   1,615,390.38
                                                                                2012          10.57          11.48   4,446,593.51
                                                                                2013          11.48          10.89   4,395,658.08
                                                                                2014          10.89          11.12   4,119,337.25
                                                                                2015          11.12           9.88   3,540,185.72
                                                                                2016           9.88          10.57   3,168,070.65
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.82           9.83      49,139.68
                                                                                2012           9.83          11.52      51,226.49
                                                                                2013          11.52          13.03      51,842.25
                                                                                2014          13.03          12.37      41,642.01
                                                                                2015          12.37          11.89      32,587.56
                                                                                2016          11.89          12.26      23,523.98
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.41          15.58   1,093,957.58
                                                                                2012          15.58          15.85   1,221,996.56
                                                                                2013          15.85          15.18   1,318,185.31
                                                                                2014          15.18          15.72   1,438,396.38

1.80 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                    NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- --------------
                                                                               2015          15.72          15.46    1,584,691.99
                                                                               2016          15.46          15.51    1,602,680.95
BlackRock Bond Income Investment Division (Class B) (10/7/2011)............... 2011          48.72          49.48      121,223.91
                                                                               2012          49.48          52.13      125,795.79
                                                                               2013          52.13          50.68      105,504.02
                                                                               2014          50.68          53.17      123,604.54
                                                                               2015          53.17          52.40      117,590.68
                                                                               2016          52.40          52.94      128,664.47
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)...... 2011          25.50          26.50       67,559.76
                                                                               2012          26.50          29.68       64,405.63
                                                                               2013          29.68          39.04       62,614.61
                                                                               2014          39.04          41.65       56,620.16
                                                                               2015          41.65          43.37       55,726.54
                                                                               2016          43.37          42.53       54,468.22
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.25           9.54    2,027,623.68
                                                                               2012           9.54          10.22    4,154,028.67
                                                                               2013          10.22          11.08    4,737,089.70
                                                                               2014          11.08          11.52    4,603,441.51
                                                                               2015          11.52          11.30    4,631,922.95
                                                                               2016          11.30          11.60    4,349,539.01
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........... 2011           9.69          10.68      220,084.10
                                                                               2012          10.68          11.96      279,202.37
                                                                               2013          11.96          15.47      257,486.55
                                                                               2014          15.47          16.67      244,679.42
                                                                               2015          16.67          15.36      218,175.18
                                                                               2016          15.36          17.82      190,860.07
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............. 2011          20.58          20.49       17,633.89
                                                                               2012          20.49          20.13       23,535.33
                                                                               2013          20.13          19.77       25,573.41
                                                                               2014          19.77          19.42       25,153.91
                                                                               2015          19.42          19.07       18,733.13
                                                                               2016          19.07          18.75       15,736.51
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011          12.08          12.87       95,186.17
                                                                               2012          12.87          15.93      105,097.28
                                                                               2013          15.93          16.20      115,661.96
                                                                               2014          16.20          18.02       90,941.12
                                                                               2015          18.02          17.45       78,872.92
                                                                               2016          17.45          17.29       73,455.02
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)....... 2011           6.79           7.36      213,263.78
                                                                               2012           7.36           8.57      187,068.29
                                                                               2013           8.57          12.25      261,828.68
                                                                               2014          12.25          14.31      677,378.08
                                                                               2015          14.31          13.49      645,779.03
                                                                               2016          13.49          13.60      557,282.32
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)... 2011         121.48         125.83       37,938.74
                                                                               2012         125.83         151.40       36,732.58
                                                                               2013         151.40         191.50       31,649.79
                                                                               2014         191.50         199.16            0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          36.32          38.97       45,837.99
                                                                               2012          38.97          42.36       43,263.25
                                                                               2013          42.36          55.10       37,945.02
                                                                               2014          55.10          60.00       32,738.27
                                                                               2015          60.00          60.47       32,220.86
                                                                               2016          60.47          62.45       31,511.85
Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011          16.17          16.19      229,654.05
                                                                               2012          16.19          20.55      216,386.34
                                                                               2013          20.55          26.34      230,324.81
                                                                               2014          26.34          24.37      256,677.92
                                                                               2015          24.37          22.85      261,151.71
                                                                               2016          22.85          24.28      229,936.09
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012           1.01           1.04   13,863,943.72
                                                                               2013           1.04           1.04   16,672,070.11
                                                                               2014           1.04           1.08   18,150,108.46
                                                                               2015           1.08           1.02   18,212,107.74
                                                                               2016           1.02           1.11   16,993,408.27
Invesco Mid Cap Value Investment Division (Class B)........................... 2012          23.99          24.60      106,052.76
                                                                               2013          24.60          31.48       93,816.73
                                                                               2014          31.48          33.90       85,290.97
                                                                               2015          33.90          30.30       80,338.88
                                                                               2016          30.30          34.38       72,698.80
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............... 2011          19.70          21.83      110,979.58
                                                                               2012          21.83          24.11            0.00

1.80 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).............. 2011          13.70
                                                                                 2012          14.89
                                                                                 2013          17.29
                                                                                 2014          23.80
                                                                                 2015          25.23
                                                                                 2016          24.35
Jennison Growth Investment Division (Class B) (10/7/2011)....................... 2011           4.65
                                                                                 2012           4.83
                                                                                 2013           5.49
                                                                                 2014           7.37
                                                                                 2015           7.87
                                                                                 2016           8.55
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................. 2011           7.35
                                                                                 2012           7.83
JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................... 2013          11.00
                                                                                 2014          10.44
                                                                                 2015          10.78
                                                                                 2016          10.63
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).................. 2011          10.51
                                                                                 2012          10.64
                                                                                 2013          10.96
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.04
                                                                                 2014           1.14
                                                                                 2015           1.19
                                                                                 2016           1.18
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.40
                                                                                 2012          12.65
                                                                                 2013          14.33
                                                                                 2014          18.70
                                                                                 2015          19.17
                                                                                 2016          17.43
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.74
                                                                                 2012          12.38
                                                                                 2013          14.22
                                                                                 2014          16.36
                                                                                 2015          16.62
                                                                                 2016          16.53
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.29
                                                                                 2012          11.01
                                                                                 2013          12.17
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          29.30
                                                                                 2012          32.94
                                                                                 2013          36.97
                                                                                 2014          51.08
                                                                                 2015          51.93
                                                                                 2016          50.11
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.57
                                                                                 2012           9.85
                                                                                 2013          11.50
                                                                                 2014          10.73
                                                                                 2015           9.85
                                                                                 2016           8.34
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          26.58
                                                                                 2012          29.23
                                                                                 2013          32.03
                                                                                 2014          42.94
                                                                                 2015          42.88
                                                                                 2016          38.05
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.05
                                                                                 2012          14.06
                                                                                 2013          16.28
                                                                                 2014          20.40
                                                                                 2015          18.69
                                                                                 2016          19.42
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.94
                                                                                 2012          10.21
                                                                                 2013          10.76



1.80 SEPARATE ACCOUNT CHARGE
                                                                                                   NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- --------------
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)..............        14.89       17,731.48
                                                                                        17.29       14,152.61
                                                                                        23.80       19,878.79
                                                                                        25.23       25,920.97
                                                                                        24.35       28,349.45
                                                                                        26.65       26,590.46
Jennison Growth Investment Division (Class B) (10/7/2011).......................         4.83      125,414.00
                                                                                         5.49      248,100.05
                                                                                         7.37      194,981.22
                                                                                         7.87      214,347.45
                                                                                         8.55      270,170.65
                                                                                         8.38      309,338.28
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).................         7.83      100,451.39
                                                                                         8.79            0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)....................        10.44      412,208.23
                                                                                        10.78      628,659.01
                                                                                        10.63      870,298.45
                                                                                        10.68      994,218.11
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)..................        10.64      546,724.94
                                                                                        10.96      548,324.39
                                                                                        10.93            0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.04    7,474,890.09
                                                                                         1.14   17,259,490.57
                                                                                         1.19   19,786,548.87
                                                                                         1.18   22,094,039.05
                                                                                         1.20   21,771,546.36
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.65       29,029.86
                                                                                        14.33       31,015.88
                                                                                        18.70       28,941.50
                                                                                        19.17       34,319.67
                                                                                        17.43       30,566.20
                                                                                        22.34       29,128.16
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.38       81,247.20
                                                                                        14.22       86,766.61
                                                                                        16.36      404,939.05
                                                                                        16.62      334,918.16
                                                                                        16.53      305,557.18
                                                                                        17.01      277,130.01
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        11.01      298,145.13
                                                                                        12.17      417,402.84
                                                                                        12.68            0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        32.94       29,628.70
                                                                                        36.97       23,225.43
                                                                                        51.08       28,647.36
                                                                                        51.93       23,903.93
                                                                                        50.11       22,462.94
                                                                                        58.56       21,545.28
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.85      103,027.99
                                                                                        11.50      102,063.42
                                                                                        10.73      111,023.47
                                                                                         9.85      117,209.33
                                                                                         8.34      111,095.00
                                                                                         9.13      102,921.23
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        29.23       29,960.94
                                                                                        32.03       25,903.71
                                                                                        42.94       33,794.47
                                                                                        42.88       35,828.01
                                                                                        38.05       26,190.12
                                                                                        45.83       26,176.11
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.06       10,349.27
                                                                                        16.28       10,808.50
                                                                                        20.40        8,826.13
                                                                                        18.69       13,134.23
                                                                                        19.42       15,056.49
                                                                                        20.18       18,395.44
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.21       18,545.45
                                                                                        10.76       18,366.59
                                                                                        10.98       41,140.87

1.80 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2014          10.98          10.86      71,501.24
                                                                               2015          10.86          10.58     129,804.51
                                                                               2016          10.58          11.35     500,272.81
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.70           9.74      13,601.15
                                                                               2012           9.74           9.98      31,817.82
                                                                               2013           9.98           9.92     209,598.12
                                                                               2014           9.92           9.84     198,155.13
                                                                               2015           9.84           9.61     192,256.04
                                                                               2016           9.61           9.73     180,809.66
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.83          11.86      12,368.58
                                                                               2012          11.86          13.31      11,580.32
                                                                               2013          13.31          13.21      11,223.83
                                                                               2014          13.21          13.12       8,414.05
                                                                               2015          13.12          12.35       7,674.68
                                                                               2016          12.35          12.24       7,760.19
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          26.60          29.08     125,388.40
                                                                               2012          29.08          32.16     123,504.30
                                                                               2013          32.16          42.12     110,282.96
                                                                               2014          42.12          45.65      98,852.15
                                                                               2015          45.65          45.80      90,967.30
                                                                               2016          45.80          48.16      79,592.05
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          51.84          55.98           0.00
                                                                               2012          55.98          62.35           0.00
                                                                               2013          62.35          82.23           0.00
                                                                               2014          82.23          91.67           0.00
                                                                               2015          91.67          94.08           0.00
                                                                               2016          94.08         100.05           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.57          10.14       9,696.02
                                                                               2012          10.14          11.62       5,283.96
                                                                               2013          11.62          14.78      17,902.13
                                                                               2014          14.78          15.26      23,625.61
                                                                               2015          15.26          14.68      25,586.08
                                                                               2016          14.68          15.72      16,007.08
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          11.90          12.19     695,800.06
                                                                               2012          12.19          13.08     768,110.83
                                                                               2013          13.08          13.39     646,462.70
                                                                               2014          13.39          13.74     629,858.10
                                                                               2015          13.74          13.42     639,456.50
                                                                               2016          13.42          13.78     615,197.32
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.41          11.79   1,329,907.30
                                                                               2012          11.79          12.91   1,429,714.84
                                                                               2013          12.91          14.07   1,463,322.48
                                                                               2014          14.07          14.50   1,418,938.98
                                                                               2015          14.50          14.09   1,258,479.70
                                                                               2016          14.09          14.68   1,190,642.20
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          10.85          11.31   4,555,136.95
                                                                               2012          11.31          12.58   4,459,866.96
                                                                               2013          12.58          14.58   4,431,946.82
                                                                               2014          14.58          15.04   4,238,428.99
                                                                               2015          15.04          14.59   4,002,906.30
                                                                               2016          14.59          15.35   3,560,534.64
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.39          12.95      75,693.94
                                                                               2014          12.95          12.88           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.23          10.77     506,698.68
                                                                               2012          10.77          12.20     409,233.32
                                                                               2013          12.20          14.90     371,040.39
                                                                               2014          14.90          15.40     494,898.08
                                                                               2015          15.40          14.87     414,213.04
                                                                               2016          14.87          15.79     382,871.35
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011           8.66           9.23      53,171.18
                                                                               2012           9.23          10.53      45,880.64
                                                                               2013          10.53          11.32           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)............... 2011           9.17           9.35   2,322,955.42
                                                                               2012           9.35          10.39   4,933,142.87
                                                                               2013          10.39          11.67   7,550,408.10
                                                                               2014          11.67          12.57   7,913,392.61
                                                                               2015          12.57          11.84   7,827,332.64

1.80 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2016          11.84
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          14.59
                                                                                    2012          16.03
                                                                                    2013          18.47
                                                                                    2014          24.09
                                                                                    2015          25.85
                                                                                    2016          24.72
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.20
                                                                                    2016           1.17
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          32.57
                                                                                    2012          35.44
                                                                                    2013          40.17
                                                                                    2014          51.97
                                                                                    2015          57.73
                                                                                    2016          57.21
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          12.06
                                                                                    2012          12.23
                                                                                    2013          14.01
                                                                                    2014          16.41
                                                                                    2015          15.00
                                                                                    2016          14.47
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          38.36
                                                                                    2012          40.55
                                                                                    2013          44.33
                                                                                    2014          51.68
                                                                                    2015          55.01
                                                                                    2016          53.81
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.28
                                                                                    2012          11.20
                                                                                    2013          12.80
                                                                                    2014          17.02
                                                                                    2015          18.48
                                                                                    2016          18.08
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.93
                                                                                    2012           8.59
                                                                                    2013           9.62
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          12.75
                                                                                    2012          12.93
                                                                                    2013          13.87
                                                                                    2014          18.95
                                                                                    2015          18.80
                                                                                    2016          17.53
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.36
                                                                                    2012          10.46
                                                                                    2013          12.13
                                                                                    2014          14.48
                                                                                    2015          13.33
                                                                                    2016          12.92
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          14.73
                                                                                    2012          16.23
                                                                                    2013          17.49
                                                                                    2014          23.74
                                                                                    2015          23.25
                                                                                    2016          22.92
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          12.81
                                                                                    2012          13.97
                                                                                    2013          14.45
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................ 2011          15.42
                                                                                    2012          15.90
                                                                                    2013          18.92
                                                                                    2014          23.62
                                                                                    2015          23.70
                                                                                    2016          24.19
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011).................... 2011           7.89
                                                                                    2012           8.25
                                                                                    2013           9.90
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)......... 2014           0.99
                                                                                    2015           1.03



1.80 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- --------------
                                                                                           12.60    7,560,030.73
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        16.03      181,367.00
                                                                                           18.47      192,938.27
                                                                                           24.09      182,844.23
                                                                                           25.85      189,040.01
                                                                                           24.72      183,381.44
                                                                                           29.17      163,314.13
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01      839,162.17
                                                                                            1.12    8,505,124.93
                                                                                            1.20   14,674,629.86
                                                                                            1.17   20,481,328.25
                                                                                            1.19   21,723,799.06
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        35.44      504,160.78
                                                                                           40.17      487,612.41
                                                                                           51.97      426,455.28
                                                                                           57.73      417,814.34
                                                                                           57.21      429,807.06
                                                                                           62.59      442,166.35
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.23       63,205.32
                                                                                           14.01       62,488.45
                                                                                           16.41       59,322.04
                                                                                           15.00       51,052.98
                                                                                           14.47       52,421.43
                                                                                           14.09       51,083.20
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        40.55       14,138.39
                                                                                           44.33       14,395.49
                                                                                           51.68       12,913.80
                                                                                           55.01       14,467.25
                                                                                           53.81       17,030.48
                                                                                           57.57       19,038.40
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        11.20      107,844.51
                                                                                           12.80      193,542.65
                                                                                           17.02      515,419.69
                                                                                           18.48      748,735.29
                                                                                           18.08      816,744.64
                                                                                           20.27      834,564.89
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.59       61,237.89
                                                                                            9.62       80,092.99
                                                                                           10.52            0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        12.93       59,018.84
                                                                                           13.87       57,614.32
                                                                                           18.95       56,105.19
                                                                                           18.80       49,213.99
                                                                                           17.53       40,615.76
                                                                                           15.76       41,945.09
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.46      410,454.12
                                                                                           12.13      443,201.21
                                                                                           14.48      406,918.61
                                                                                           13.33      425,760.16
                                                                                           12.92      420,594.68
                                                                                           12.82      405,033.94
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        16.23       13,566.94
                                                                                           17.49        9,880.21
                                                                                           23.74       26,598.91
                                                                                           23.25       23,229.71
                                                                                           22.92       18,727.38
                                                                                           26.65       15,789.97
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        13.97       21,672.33
                                                                                           14.45       25,284.12
                                                                                           15.65            0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................        15.90      101,744.56
                                                                                           18.92       97,326.26
                                                                                           23.62      114,225.13
                                                                                           23.70      110,668.08
                                                                                           24.19      120,570.18
                                                                                           23.81      117,703.78
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)....................         8.25       39,611.30
                                                                                            9.90       40,542.52
                                                                                           10.51            0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014).........         1.03      321,402.13
                                                                                            0.95    1,782,938.88

1.80 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........ 2011          14.32
                                                                                 2012          14.58
                                                                                 2013          15.63
                                                                                 2014          13.92
                                                                                 2015          14.07
                                                                                 2016          13.39
PIMCO Total Return Investment Division (Class B) (10/7/2011).................... 2011          15.62
                                                                                 2012          15.95
                                                                                 2013          17.12
                                                                                 2014          16.49
                                                                                 2015          16.88
                                                                                 2016          16.58
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011).... 2011          10.59
                                                                                 2012          10.72
                                                                                 2013          10.86
                                                                                 2014          10.18
                                                                                 2015          10.76
                                                                                 2016          10.61
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)......... 2013          10.21
                                                                                 2014          10.72
                                                                                 2015          11.44
                                                                                 2016          11.09
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)........... 2011          14.32
                                                                                 2012          16.14
                                                                                 2013          18.40
                                                                                 2014          24.97
                                                                                 2015          25.70
                                                                                 2016          24.11
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).......... 2012           1.01
                                                                                 2013           1.06
                                                                                 2014           1.15
                                                                                 2015           1.21
                                                                                 2016           1.18
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............ 2011          10.74
                                                                                 2012          11.35
                                                                                 2013          12.58
                                                                                 2014          13.95
                                                                                 2015          14.50
                                                                                 2016          13.96
SSGA Growth ETF Investment Division (Class B) (10/7/2011))...................... 2011           9.98
                                                                                 2012          10.59
                                                                                 2013          11.97
                                                                                 2014          13.88
                                                                                 2015          14.37
                                                                                 2016          13.78
T. Rowe Price Large Cap Growth Investment Division (Class B).................... 2013          16.43
                                                                                 2014          20.69
                                                                                 2015          22.12
                                                                                 2016          24.01
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)....................... 2011           5.85
                                                                                 2012           5.88
                                                                                 2013           6.48
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).......... 2011           9.07
                                                                                 2012           9.73
                                                                                 2013          10.86
                                                                                 2014          14.57
                                                                                 2015          16.14
                                                                                 2016          16.91
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........ 2011          15.33
                                                                                 2012          17.09
                                                                                 2013          19.45
                                                                                 2014          27.55
                                                                                 2015          28.85
                                                                                 2016          29.04
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)..................................................................... 2011          14.63
                                                                                 2012          15.26
                                                                                 2013          15.37
                                                                                 2014          16.72
                                                                                 2015          13.33
                                                                                 2016           8.80
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B).............................................................. 2016



1.80 SEPARATE ACCOUNT CHARGE
                                                                                                   NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- --------------
                                                                                         1.04    3,212,640.20
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........        14.58      668,835.40
                                                                                        15.63      829,889.38
                                                                                        13.92      785,830.87
                                                                                        14.07      709,707.99
                                                                                        13.39      604,173.73
                                                                                        13.81      572,354.98
PIMCO Total Return Investment Division (Class B) (10/7/2011)....................        15.95      911,418.36
                                                                                        17.12    1,044,625.06
                                                                                        16.49    1,210,821.27
                                                                                        16.88    1,314,452.57
                                                                                        16.58    1,076,617.63
                                                                                        16.71      932,187.24
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)....        10.72    1,142,464.42
                                                                                        10.86    2,876,841.93
                                                                                        10.18    2,857,563.23
                                                                                        10.76    2,551,057.51
                                                                                        10.61    2,468,228.62
                                                                                        10.56    2,469,615.29
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013).........        10.72      167,990.82
                                                                                        11.44      428,281.24
                                                                                        11.09      843,106.28
                                                                                        11.39      936,985.38
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)...........        16.14       70,522.39
                                                                                        18.40       70,757.14
                                                                                        24.97       75,456.91
                                                                                        25.70       81,691.68
                                                                                        24.11       83,567.07
                                                                                        28.64       78,923.10
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)..........         1.06    6,177,807.60
                                                                                         1.15   11,259,529.88
                                                                                         1.21   11,207,455.02
                                                                                         1.18   13,452,745.49
                                                                                         1.23   13,489,791.23
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............        11.35    1,051,357.78
                                                                                        12.58    1,076,041.99
                                                                                        13.95    1,052,365.84
                                                                                        14.50      985,838.36
                                                                                        13.96      894,942.17
                                                                                        14.51      789,520.18
SSGA Growth ETF Investment Division (Class B) (10/7/2011))......................        10.59      257,556.54
                                                                                        11.97      264,553.79
                                                                                        13.88      303,176.25
                                                                                        14.37      246,734.75
                                                                                        13.78      206,868.13
                                                                                        14.47      176,629.87
T. Rowe Price Large Cap Growth Investment Division (Class B)....................        20.69       96,856.48
                                                                                        22.12      112,419.19
                                                                                        24.01      186,402.25
                                                                                        23.94      242,046.45
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).......................         5.88      184,152.41
                                                                                         6.48      176,884.74
                                                                                         6.77            0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)..........         9.73      339,619.94
                                                                                        10.86      374,139.96
                                                                                        14.57      390,791.19
                                                                                        16.14      432,249.52
                                                                                        16.91      486,038.69
                                                                                        17.64      488,693.57
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........        17.09       89,152.64
                                                                                        19.45      103,841.21
                                                                                        27.55      115,362.71
                                                                                        28.85      155,280.29
                                                                                        29.04      188,694.45
                                                                                        31.80      198,018.57
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).....................................................................        15.26      113,362.29
                                                                                        15.37      111,044.38
                                                                                        16.72       99,149.39
                                                                                        13.33      101,053.33
                                                                                         8.80      116,285.04
                                                                                        12.43       83,906.29
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)..............................................................        28.46      106,699.11

1.80 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).......................................... 2011          21.22          22.44      83,185.53
                                                                          2012          22.44          24.89     101,787.34
                                                                          2013          24.89          26.40      90,799.91
                                                                          2014          26.40          27.18     132,256.47
                                                                          2015          27.18          26.11     125,502.25
                                                                          2016          26.11          26.87           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         29.07     111,438.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          23.20          23.76     101,585.06
                                                                          2012          23.76          26.01     140,372.70
                                                                          2013          26.01          25.90     131,971.73
                                                                          2014          25.90          26.57     162,008.59
                                                                          2015          26.57          25.72     162,704.47
                                                                          2016          25.72          26.32           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          16.75          16.84     129,179.68
                                                                          2012          16.84          17.04     140,317.26
                                                                          2013          17.04          16.58     153,007.85
                                                                          2014          16.58          16.70     143,200.29
                                                                          2015          16.70          16.45     120,896.39
                                                                          2016          16.45          16.33     118,902.41





                                                                                       AT 2.05 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          22.02          22.68     125,594.59
                                                                              2012          22.68          26.26     118,074.64
                                                                              2013          26.26          33.00     107,201.32
                                                                              2014          33.00          33.01      97,096.64
                                                                              2015          33.01          32.43      91,786.64
                                                                              2016          32.43          32.44      85,610.88
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          79.02          84.46      50,113.78
                                                                              2012          84.46          97.21      42,161.36
                                                                              2013          97.21         127.14      42,688.43
                                                                              2014         127.14         137.81      51,423.38
                                                                              2015         137.81         136.98      59,604.09
                                                                              2016         136.98         149.66      56,528.98





1.85 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)....... 2011           9.41           9.70       8,434.07
                                                                              2012           9.70          10.48      36,328.12
                                                                              2013          10.48          11.44      37,078.47
                                                                              2014          11.44          12.05      33,782.69
                                                                              2015          12.05          11.90      26,222.81
                                                                              2016          11.90          12.10      22,239.61
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014)........................................................ 2014           0.99           1.03           0.00
                                                                              2015           1.03           1.00      10,245.70
                                                                              2016           1.00           1.00      22,308.59
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................. 2011           9.00           9.38     107,643.05
                                                                              2012           9.38          10.46      93,625.56
                                                                              2013          10.46          12.17     102,691.85
                                                                              2014          12.17          12.67     101,407.49
                                                                              2015          12.67          12.35      77,647.95
                                                                              2016          12.35          13.07      65,067.84
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................. 2011           8.25           8.69     227,683.77

1.85 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2012           8.69           9.91     128,836.99
                                                                                2013           9.91          12.17     125,164.05
                                                                                2014          12.17          12.71     120,012.58
                                                                                2015          12.71          12.38      85,871.48
                                                                                2016          12.38          13.24      80,339.13
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.04           8.51       1,678.83
                                                                                2012           8.51           9.81       1,306.89
                                                                                2013           9.81          12.50       1,135.70
                                                                                2014          12.50          13.28       1,029.50
                                                                                2015          13.28          13.88         993.19
                                                                                2016          13.88          14.86       2,974.76
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.51           9.84     147,367.31
                                                                                2012           9.84          10.71     213,362.17
                                                                                2013          10.71          11.94     249,483.31
                                                                                2014          11.94          12.43     198,580.31
                                                                                2015          12.43          12.12     166,978.35
                                                                                2016          12.12          12.73     135,241.23
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.18          10.57      10,654.14
                                                                                2012          10.57          11.47      39,211.34
                                                                                2013          11.47          10.88      40,591.22
                                                                                2014          10.88          11.10      40,042.72
                                                                                2015          11.10           9.86      37,273.07
                                                                                2016           9.86          10.54      17,004.70
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.72           9.73      59,636.67
                                                                                2012           9.73          11.40      57,539.03
                                                                                2013          11.40          12.88      53,025.11
                                                                                2014          12.88          12.22      50,568.75
                                                                                2015          12.22          11.74      47,958.17
                                                                                2016          11.74          12.11      31,676.46
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.31          15.48     292,326.64
                                                                                2012          15.48          15.74     293,949.03
                                                                                2013          15.74          15.06     279,099.12
                                                                                2014          15.06          15.60     243,446.04
                                                                                2015          15.60          15.32     234,736.89
                                                                                2016          15.32          15.37     215,042.88
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          48.04          48.78      26,212.18
                                                                                2012          48.78          51.37      26,074.81
                                                                                2013          51.37          49.92      32,685.99
                                                                                2014          49.92          52.34      30,114.27
                                                                                2015          52.34          51.56      27,152.56
                                                                                2016          51.56          52.06      22,826.65
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          25.28          26.27      56,007.83
                                                                                2012          26.27          29.41      52,734.20
                                                                                2013          29.41          38.67      51,250.94
                                                                                2014          38.67          41.24      51,704.17
                                                                                2015          41.24          42.91      49,331.56
                                                                                2016          42.91          42.06      41,649.48
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.25           9.53       8,451.37
                                                                                2012           9.53          10.21      28,540.25
                                                                                2013          10.21          11.06      31,361.72
                                                                                2014          11.06          11.50      27,373.49
                                                                                2015          11.50          11.28      26,634.34
                                                                                2016          11.28          11.56      23,957.70
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.65          10.63      96,897.27
                                                                                2012          10.63          11.89      82,900.31
                                                                                2013          11.89          15.38      79,654.05
                                                                                2014          15.38          16.57      77,384.59
                                                                                2015          16.57          15.26      71,341.07
                                                                                2016          15.26          17.69      64,929.48
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          20.29          20.21      15,023.94
                                                                                2012          20.21          19.83      19,766.44
                                                                                2013          19.83          19.47      19,316.56
                                                                                2014          19.47          19.11      17,272.15
                                                                                2015          19.11          18.76      17,876.25
                                                                                2016          18.76          18.44      13,560.26
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          12.03          12.82     149,165.50
                                                                                2012          12.82          15.86     146,882.24
                                                                                2013          15.86          16.12     134,540.85
                                                                                2014          16.12          17.92     122,584.89
                                                                                2015          17.92          17.35     110,758.33
                                                                                2016          17.35          17.18      94,322.15
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           6.75           7.32      59,353.57

1.85 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                              2012           7.32           8.52      55,868.42
                                                                              2013           8.52          12.18      73,458.68
                                                                              2014          12.18          14.21     161,178.39
                                                                              2015          14.21          13.39     152,577.87
                                                                              2016          13.39          13.49     118,668.07
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         119.70         123.97      11,927.68
                                                                              2012         123.97         149.09      12,613.41
                                                                              2013         149.09         188.48      11,531.14
                                                                              2014         188.48         195.99           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          35.90          38.51      13,552.42
                                                                              2012          38.51          41.84      13,915.50
                                                                              2013          41.84          54.40      12,698.09
                                                                              2014          54.40          59.21      12,023.96
                                                                              2015          59.21          59.64      12,015.34
                                                                              2016          59.64          61.56      11,545.56
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          16.09          16.10     102,662.39
                                                                              2012          16.10          20.43      94,226.71
                                                                              2013          20.43          26.17      90,434.52
                                                                              2014          26.17          24.21      89,997.29
                                                                              2015          24.21          22.69      82,919.83
                                                                              2016          22.69          24.09      77,895.93
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04      65,357.54
                                                                              2013           1.04           1.04     154,387.27
                                                                              2014           1.04           1.08     190,261.19
                                                                              2015           1.08           1.01     130,117.94
                                                                              2016           1.01           1.11      65,004.97
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          23.83          24.42      99,368.27
                                                                              2013          24.42          31.24      88,584.76
                                                                              2014          31.24          33.63      86,358.64
                                                                              2015          33.63          30.05      75,905.23
                                                                              2016          30.05          34.07      63,849.57
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          19.58          21.69     114,900.12
                                                                              2012          21.69          23.95           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.63          14.81       5,897.91
                                                                              2012          14.81          17.19      10,910.86
                                                                              2013          17.19          23.66      14,017.03
                                                                              2014          23.66          25.06      12,717.74
                                                                              2015          25.06          24.18      12,652.33
                                                                              2016          24.18          26.45      10,977.23
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.62           4.81     145,128.63
                                                                              2012           4.81           5.45     223,064.91
                                                                              2013           5.45           7.32     194,249.24
                                                                              2014           7.32           7.81     183,490.96
                                                                              2015           7.81           8.48     162,703.56
                                                                              2016           8.48           8.31     101,162.99
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.31           7.78      61,198.61
                                                                              2012           7.78           8.74           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          10.98          10.41       1,613.15
                                                                              2014          10.41          10.74       4,469.48
                                                                              2015          10.74          10.59       1,516.56
                                                                              2016          10.59          10.63       1,490.24
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.49          10.62       1,048.32
                                                                              2012          10.62          10.94       1,049.92
                                                                              2013          10.94          10.91           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................. 2012           1.01           1.04     273,154.35
                                                                              2013           1.04           1.14     279,535.64
                                                                              2014           1.14           1.19     359,246.17
                                                                              2015           1.19           1.18     354,708.13
                                                                              2016           1.18           1.19     397,412.19
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)........... 2011          11.37          12.60         977.72
                                                                              2012          12.60          14.27         971.67
                                                                              2013          14.27          18.62         905.11
                                                                              2014          18.62          19.08         997.17
                                                                              2015          19.08          17.34         956.87
                                                                              2016          17.34          22.21         820.12
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)....... 2011          11.71          12.35       1,344.27
                                                                              2012          12.35          14.17       1,049.77
                                                                              2013          14.17          16.30      26,218.96
                                                                              2014          16.30          16.55      24,495.57
                                                                              2015          16.55          16.45      25,802.29
                                                                              2016          16.45          16.92      21,557.26

1.85 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.27
                                                                                 2012          10.99
                                                                                 2013          12.14
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          29.05
                                                                                 2012          32.65
                                                                                 2013          36.62
                                                                                 2014          50.58
                                                                                 2015          51.39
                                                                                 2016          49.57
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.54
                                                                                 2012           9.82
                                                                                 2013          11.46
                                                                                 2014          10.69
                                                                                 2015           9.81
                                                                                 2016           8.30
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          26.34
                                                                                 2012          28.96
                                                                                 2013          31.71
                                                                                 2014          42.50
                                                                                 2015          42.42
                                                                                 2016          37.62
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.03
                                                                                 2012          14.03
                                                                                 2013          16.24
                                                                                 2014          20.35
                                                                                 2015          18.64
                                                                                 2016          19.35
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.94
                                                                                 2012          10.20
                                                                                 2013          10.75
                                                                                 2014          10.96
                                                                                 2015          10.83
                                                                                 2016          10.55
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.69
                                                                                 2012           9.73
                                                                                 2013           9.97
                                                                                 2014           9.90
                                                                                 2015           9.83
                                                                                 2016           9.59
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.81
                                                                                 2012          11.84
                                                                                 2013          13.29
                                                                                 2014          13.18
                                                                                 2015          13.08
                                                                                 2016          12.31
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          26.37
                                                                                 2012          28.83
                                                                                 2013          31.87
                                                                                 2014          41.72
                                                                                 2015          45.20
                                                                                 2016          45.32
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          51.12
                                                                                 2012          55.18
                                                                                 2013          61.43
                                                                                 2014          80.98
                                                                                 2015          90.24
                                                                                 2016          92.56
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).......... 2011           9.53
                                                                                 2012          10.10
                                                                                 2013          11.58
                                                                                 2014          14.72
                                                                                 2015          15.18
                                                                                 2016          14.61
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)........... 2011          11.87
                                                                                 2012          12.15
                                                                                 2013          13.03



1.85 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        10.99      51,071.83
                                                                                        12.14      28,965.53
                                                                                        12.65           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        32.65      19,405.16
                                                                                        36.62      15,491.86
                                                                                        50.58      19,129.27
                                                                                        51.39      18,790.82
                                                                                        49.57      15,286.77
                                                                                        57.90      14,162.87
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.82       2,908.46
                                                                                        11.46       2,799.03
                                                                                        10.69       2,974.15
                                                                                         9.81       4,051.67
                                                                                         8.30       3,275.19
                                                                                         9.09       1,832.30
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        28.96      28,001.57
                                                                                        31.71      27,528.89
                                                                                        42.50      26,511.71
                                                                                        42.42      23,985.78
                                                                                        37.62      22,010.73
                                                                                        45.29      21,291.68
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.03         856.44
                                                                                        16.24         863.70
                                                                                        20.35         964.82
                                                                                        18.64         935.41
                                                                                        19.35         867.65
                                                                                        20.10         877.02
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.20           0.00
                                                                                        10.75           0.00
                                                                                        10.96         237.38
                                                                                        10.83         177.10
                                                                                        10.55         152.05
                                                                                        11.31         151.35
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.73           0.00
                                                                                         9.97         205.51
                                                                                         9.90         992.86
                                                                                         9.83       3,311.41
                                                                                         9.59         323.58
                                                                                         9.70       7,338.42
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.84           0.00
                                                                                        13.29           0.00
                                                                                        13.18           0.00
                                                                                        13.08           0.00
                                                                                        12.31           0.00
                                                                                        12.19           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        28.83      82,194.53
                                                                                        31.87      73,473.62
                                                                                        41.72      65,551.07
                                                                                        45.20      57,204.83
                                                                                        45.32      46,585.88
                                                                                        47.63      43,078.66
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        55.18      16,081.92
                                                                                        61.43      13,953.73
                                                                                        80.98      13,188.78
                                                                                        90.24      11,552.34
                                                                                        92.56      10,599.83
                                                                                        98.39       5,726.81
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..........        10.10      39,482.38
                                                                                        11.58      72,090.65
                                                                                        14.72      44,494.09
                                                                                        15.18      28,881.04
                                                                                        14.61      37,254.83
                                                                                        15.63      20,172.61
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...........        12.15     247,274.72
                                                                                        13.03     242,659.02
                                                                                        13.33     203,826.24

1.85 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2014          13.33
                                                                                     2015          13.68
                                                                                     2016          13.35
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.37
                                                                                     2012          11.76
                                                                                     2013          12.86
                                                                                     2014          14.01
                                                                                     2015          14.43
                                                                                     2016          14.01
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          10.82
                                                                                     2012          11.28
                                                                                     2013          12.53
                                                                                     2014          14.52
                                                                                     2015          14.97
                                                                                     2016          14.51
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.36
                                                                                     2014          12.92
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.19
                                                                                     2012          10.73
                                                                                     2013          12.16
                                                                                     2014          14.83
                                                                                     2015          15.32
                                                                                     2016          14.79
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.64
                                                                                     2012           9.21
                                                                                     2013          10.50
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.17
                                                                                     2012           9.35
                                                                                     2013          10.38
                                                                                     2014          11.66
                                                                                     2015          12.55
                                                                                     2016          11.81
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          14.51
                                                                                     2012          15.93
                                                                                     2013          18.35
                                                                                     2014          23.93
                                                                                     2015          25.66
                                                                                     2016          24.53
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.20
                                                                                     2016           1.16
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          32.22
                                                                                     2012          35.06
                                                                                     2013          39.72
                                                                                     2014          51.35
                                                                                     2015          57.02
                                                                                     2016          56.48
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          11.99
                                                                                     2012          12.16
                                                                                     2013          13.93
                                                                                     2014          16.31
                                                                                     2015          14.90
                                                                                     2016          14.36
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................. 2011          37.90
                                                                                     2012          40.06
                                                                                     2013          43.76
                                                                                     2014          51.00
                                                                                     2015          54.25
                                                                                     2016          53.04
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)........................ 2011          10.21
                                                                                     2012          11.13
                                                                                     2013          12.71
                                                                                     2014          16.89
                                                                                     2015          18.33
                                                                                     2016          17.93
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................... 2011           7.91
                                                                                     2012           8.58
                                                                                     2013           9.59



1.85 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- -------------
                                                                                            13.68     147,937.44
                                                                                            13.35     142,469.20
                                                                                            13.70     126,856.70
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        11.76     689,434.95
                                                                                            12.86     593,410.80
                                                                                            14.01     556,247.17
                                                                                            14.43     572,208.09
                                                                                            14.01     537,052.47
                                                                                            14.59     486,268.59
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.28     790,039.66
                                                                                            12.53     727,626.16
                                                                                            14.52     711,546.34
                                                                                            14.97     669,450.61
                                                                                            14.51     586,585.54
                                                                                            15.26     545,854.52
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        12.92      17,107.02
                                                                                            12.85           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        10.73     607,712.81
                                                                                            12.16     556,135.75
                                                                                            14.83     569,978.87
                                                                                            15.32     540,955.10
                                                                                            14.79     510,781.58
                                                                                            15.70     470,598.51
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.21      39,217.91
                                                                                            10.50      24,558.71
                                                                                            11.29           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.35      16,926.86
                                                                                            10.38      37,065.88
                                                                                            11.66      48,363.40
                                                                                            12.55      80,075.64
                                                                                            11.81      66,080.20
                                                                                            12.57      47,913.76
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        15.93      92,308.98
                                                                                            18.35      90,581.77
                                                                                            23.93      87,357.38
                                                                                            25.66      80,729.51
                                                                                            24.53      72,529.65
                                                                                            28.93      65,879.45
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01           0.00
                                                                                             1.12      18,031.07
                                                                                             1.20     105,147.77
                                                                                             1.16     117,552.11
                                                                                             1.19      93,229.85
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        35.06     171,126.61
                                                                                            39.72     159,216.78
                                                                                            51.35     139,541.77
                                                                                            57.02     114,775.88
                                                                                            56.48     106,380.25
                                                                                            61.76      97,526.51
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        12.16      62,231.60
                                                                                            13.93      53,131.96
                                                                                            16.31      48,623.59
                                                                                            14.90      42,144.23
                                                                                            14.36      37,316.30
                                                                                            13.98      35,970.16
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011).................        40.06      30,280.10
                                                                                            43.76      22,203.89
                                                                                            51.00      21,206.04
                                                                                            54.25      19,940.58
                                                                                            53.04      18,678.15
                                                                                            56.72      23,199.25
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)........................        11.13      83,615.84
                                                                                            12.71      77,151.18
                                                                                            16.89      88,867.08
                                                                                            18.33      81,844.41
                                                                                            17.93      72,005.88
                                                                                            20.08      69,684.44
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)...................................         8.58      12,112.32
                                                                                             9.59       6,355.73
                                                                                            10.49           0.00

1.85 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          12.65
                                                                                   2012          12.83
                                                                                   2013          13.77
                                                                                   2014          18.79
                                                                                   2015          18.63
                                                                                   2016          17.37
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.30
                                                                                   2012          10.40
                                                                                   2013          12.05
                                                                                   2014          14.37
                                                                                   2015          13.22
                                                                                   2016          12.81
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.65
                                                                                   2012          16.14
                                                                                   2013          17.38
                                                                                   2014          23.58
                                                                                   2015          23.08
                                                                                   2016          22.74
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          12.74
                                                                                   2012          13.90
                                                                                   2013          14.37
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.31
                                                                                   2012          15.78
                                                                                   2013          18.77
                                                                                   2014          23.42
                                                                                   2015          23.49
                                                                                   2016          23.96
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.88
                                                                                   2012           8.23
                                                                                   2013           9.88
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.26
                                                                                   2012          14.52
                                                                                   2013          15.55
                                                                                   2014          13.85
                                                                                   2015          13.99
                                                                                   2016          13.30
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.53
                                                                                   2012          15.87
                                                                                   2013          17.02
                                                                                   2014          16.39
                                                                                   2015          16.76
                                                                                   2016          16.45
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.59
                                                                                   2012          10.72
                                                                                   2013          10.85
                                                                                   2014          10.17
                                                                                   2015          10.74
                                                                                   2016          10.59
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.71
                                                                                   2015          11.43
                                                                                   2016          11.08
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.23
                                                                                   2012          16.04
                                                                                   2013          18.27
                                                                                   2014          24.79
                                                                                   2015          25.49
                                                                                   2016          23.90
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.15
                                                                                   2015           1.21
                                                                                   2016           1.18
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.71
                                                                                   2012          11.31
                                                                                   2013          12.53
                                                                                   2014          13.90
                                                                                   2015          14.43
                                                                                   2016          13.89
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011           9.95



1.85 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        12.83      34,027.59
                                                                                          13.77      31,315.94
                                                                                          18.79      27,268.46
                                                                                          18.63      23,581.57
                                                                                          17.37      22,388.00
                                                                                          15.61      16,340.51
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.40     180,398.85
                                                                                          12.05     176,968.06
                                                                                          14.37     136,873.24
                                                                                          13.22     129,600.27
                                                                                          12.81     126,170.90
                                                                                          12.70     122,990.67
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        16.14      64,459.75
                                                                                          17.38      60,626.93
                                                                                          23.58      57,320.15
                                                                                          23.08      55,376.06
                                                                                          22.74      47,354.51
                                                                                          26.44      40,567.28
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        13.90      15,243.07
                                                                                          14.37      12,198.72
                                                                                          15.56           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        15.78      60,874.45
                                                                                          18.77      57,462.68
                                                                                          23.42      56,332.95
                                                                                          23.49      53,468.30
                                                                                          23.96      49,244.76
                                                                                          23.58      33,159.00
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.23       3,156.99
                                                                                           9.88       1,369.79
                                                                                          10.48           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03      54,517.11
                                                                                           0.95      78,022.75
                                                                                           1.04      68,218.88
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.52     190,819.19
                                                                                          15.55     228,919.55
                                                                                          13.85     183,200.40
                                                                                          13.99     154,952.21
                                                                                          13.30     147,308.66
                                                                                          13.71     118,798.57
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        15.87     168,837.45
                                                                                          17.02     179,548.12
                                                                                          16.39     151,516.07
                                                                                          16.76     132,518.39
                                                                                          16.45     137,315.41
                                                                                          16.57     138,577.43
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.72       2,190.56
                                                                                          10.85       9,190.40
                                                                                          10.17       7,444.31
                                                                                          10.74       8,952.73
                                                                                          10.59      10,356.36
                                                                                          10.53      14,849.80
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.71           0.00
                                                                                          11.43       5,031.27
                                                                                          11.08       8,259.39
                                                                                          11.37       4,489.19
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        16.04      63,260.44
                                                                                          18.27      61,719.12
                                                                                          24.79      50,881.97
                                                                                          25.49      47,558.61
                                                                                          23.90      38,662.76
                                                                                          28.38      35,705.84
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06      35,337.19
                                                                                           1.15      55,458.31
                                                                                           1.21     102,806.40
                                                                                           1.18     132,909.28
                                                                                           1.22     100,028.34
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.31      64,333.23
                                                                                          12.53      74,835.87
                                                                                          13.90      78,621.84
                                                                                          14.43      61,527.31
                                                                                          13.89      54,317.18
                                                                                          14.43      46,810.18
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.56      30,414.23

1.85 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2012          10.56          11.93      40,538.00
                                                                           2013          11.93          13.82      35,136.81
                                                                           2014          13.82          14.30      89,460.69
                                                                           2015          14.30          13.71      17,092.67
                                                                           2016          13.71          14.39      16,838.43
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          16.31          20.54      86,860.56
                                                                           2014          20.54          21.94      86,013.48
                                                                           2015          21.94          23.80      77,179.19
                                                                           2016          23.80          23.72      65,122.53
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.82           5.85     150,354.41
                                                                           2012           5.85           6.44     141,684.60
                                                                           2013           6.44           6.72           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           9.02           9.68     118,556.02
                                                                           2012           9.68          10.80     117,483.43
                                                                           2013          10.80          14.48     109,934.09
                                                                           2014          14.48          16.03     106,590.46
                                                                           2015          16.03          16.79     115,442.41
                                                                           2016          16.79          17.50      84,344.36
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          15.22          16.96      46,691.58
                                                                           2012          16.96          19.30      34,418.58
                                                                           2013          19.30          27.32      34,392.47
                                                                           2014          27.32          28.60      27,404.68
                                                                           2015          28.60          28.77      32,520.87
                                                                           2016          28.77          31.48      30,407.93
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.61          15.24         168.86
                                                                           2012          15.24          15.34         173.06
                                                                           2013          15.34          16.68         171.26
                                                                           2014          16.68          13.29         173.61
                                                                           2015          13.29           8.77           0.00
                                                                           2016           8.77          12.38           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         28.15     108,850.92
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          21.05          22.26      58,326.73
                                                                           2012          22.26          24.68      50,135.02
                                                                           2013          24.68          26.16      44,303.48
                                                                           2014          26.16          26.92      51,555.69
                                                                           2015          26.92          25.86      60,061.68
                                                                           2016          25.86          26.60           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         28.75      19,395.97
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          23.00          23.55       2,399.47
                                                                           2012          23.55          25.77       2,353.19
                                                                           2013          25.77          25.65       2,467.63
                                                                           2014          25.65          26.30       2,451.46
                                                                           2015          26.30          25.44       2,555.72
                                                                           2016          25.44          26.04           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          16.61          16.69      73,064.82
                                                                           2012          16.69          16.88      64,171.13
                                                                           2013          16.88          16.42      60,914.13
                                                                           2014          16.42          16.53      55,951.95
                                                                           2015          16.53          16.28      48,576.25
                                                                           2016          16.28          16.15      45,372.48





                                                                                  AT 2.10 SEPARATE ACCOUNT CHARGE:
                                                                         --------------------------------------------------
                                                                                 BEGINNING OF                   NUMBER OF
                                                                                     YEAR        END OF YEAR   ACCUMULATION
                                                                                 ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                       YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------ ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011)............................................................. 2011          21.87          22.52     123,236.33
                                                                         2012          22.52          26.06     116,237.38
                                                                         2013          26.06          32.74     107,648.54
                                                                         2014          32.74          32.74     101,996.41
                                                                         2015          32.74          32.14      87,779.47
                                                                         2016          32.14          32.14      77,546.83

                                                                                       AT 2.10 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          77.94          83.29      43,369.33
                                                                              2012          83.29          95.81      38,636.02
                                                                              2013          95.81         125.25      37,281.61
                                                                              2014         125.25         135.69      33,099.00
                                                                              2015         135.69         134.81      28,127.35
                                                                              2016         134.81         147.21      24,112.16





1.90 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.41           9.70           0.00
                                                                                2012           9.70          10.47      10,196.92
                                                                                2013          10.47          11.42       8,736.47
                                                                                2014          11.42          12.03           0.00
                                                                                2015          12.03          11.87       1,037.06
                                                                                2016          11.87          12.07           0.00
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03           0.00
                                                                                2015           1.03           1.00           0.00
                                                                                2016           1.00           1.00           0.00
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.99           9.37      17,918.22
                                                                                2012           9.37          10.43      11,635.74
                                                                                2013          10.43          12.13           0.00
                                                                                2014          12.13          12.63         267.54
                                                                                2015          12.63          12.30         264.77
                                                                                2016          12.30          13.01         261.70
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.24           8.67     222,613.88
                                                                                2012           8.67           9.88     236,996.52
                                                                                2013           9.88          12.13     222,655.78
                                                                                2014          12.13          12.66     208,116.97
                                                                                2015          12.66          12.33      65,317.14
                                                                                2016          12.33          13.18         400.41
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.02           8.50           0.00
                                                                                2012           8.50           9.79           0.00
                                                                                2013           9.79          12.46           0.00
                                                                                2014          12.46          13.23           0.00
                                                                                2015          13.23          13.83           0.00
                                                                                2016          13.83          14.80           0.00
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.50           9.83     119,127.37
                                                                                2012           9.83          10.69     110,369.55
                                                                                2013          10.69          11.90      59,694.33
                                                                                2014          11.90          12.39      50,579.20
                                                                                2015          12.39          12.07       1,860.63
                                                                                2016          12.07          12.67         267.72
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.17          10.56           0.00
                                                                                2012          10.56          11.46      48,698.79
                                                                                2013          11.46          10.86      35,322.11
                                                                                2014          10.86          11.08       6,320.54
                                                                                2015          11.08           9.83       1,158.17
                                                                                2016           9.83          10.51           0.00
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.62           9.63      41,408.02
                                                                                2012           9.63          11.27      32,784.65
                                                                                2013          11.27          12.74      13,038.35
                                                                                2014          12.74          12.08       3,860.96
                                                                                2015          12.08          11.60       1,519.03
                                                                                2016          11.60          11.95           0.00
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.21          15.38     425,655.66
                                                                                2012          15.38          15.63     238,730.78
                                                                                2013          15.63          14.95     137,346.23
                                                                                2014          14.95          15.47      56,859.53
                                                                                2015          15.47          15.19      21,638.11
                                                                                2016          15.19          15.23         864.53
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          47.37          48.09      21,184.14
                                                                                2012          48.09          50.62       9,938.75
                                                                                2013          50.62          49.17       4,670.28
                                                                                2014          49.17          51.53       3,649.51
                                                                                2015          51.53          50.73       1,772.60

1.90 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2016          50.73          51.20       1,540.25
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)...... 2011          25.07          26.04      19,213.45
                                                                               2012          26.04          29.15      16,291.91
                                                                               2013          29.15          38.30       9,568.80
                                                                               2014          38.30          40.82       6,676.75
                                                                               2015          40.82          42.46       2,432.01
                                                                               2016          42.46          41.60         145.11
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.25           9.53           0.00
                                                                               2012           9.53          10.21       1,001.18
                                                                               2013          10.21          11.05       5,327.80
                                                                               2014          11.05          11.48      27,050.70
                                                                               2015          11.48          11.25           0.00
                                                                               2016          11.25          11.53           0.00
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)........... 2011           9.60          10.58      53,100.64
                                                                               2012          10.58          11.83      35,516.80
                                                                               2013          11.83          15.29      10,577.05
                                                                               2014          15.29          16.46       4,030.50
                                                                               2015          16.46          15.15         883.92
                                                                               2016          15.15          17.56           0.00
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............. 2011          20.01          19.92      91,698.99
                                                                               2012          19.92          19.54      40,429.33
                                                                               2013          19.54          19.18      29,766.69
                                                                               2014          19.18          18.82      14,820.31
                                                                               2015          18.82          18.46      15,080.73
                                                                               2016          18.46          18.13       8,607.06
Clarion Global Real Estate Investment Division (Class B) (10/7/2011).......... 2011          11.99          12.77      97,804.00
                                                                               2012          12.77          15.79      56,685.05
                                                                               2013          15.79          16.04      18,095.58
                                                                               2014          16.04          17.83       7,859.36
                                                                               2015          17.83          17.25       4,062.18
                                                                               2016          17.25          17.07         523.17
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)....... 2011           6.72           7.28      32,838.09
                                                                               2012           7.28           8.47      22,047.84
                                                                               2013           8.47          12.10       6,392.41
                                                                               2014          12.10          14.11      48,961.90
                                                                               2015          14.11          13.29      22,159.79
                                                                               2016          13.29          13.39       5,148.43
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011)... 2011         117.94         122.14      12,544.74
                                                                               2012         122.14         146.81       8,229.45
                                                                               2013         146.81         185.51       5,146.69
                                                                               2014         185.51         192.87           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          35.48          38.05      14,094.02
                                                                               2012          38.05          41.33       8,984.42
                                                                               2013          41.33          53.70       4,311.27
                                                                               2014          53.70          58.42       3,442.69
                                                                               2015          58.42          58.82       2,145.02
                                                                               2016          58.82          60.69           0.00
Harris Oakmark International Investment Division (Class B) (10/7/2011)........ 2011          16.01          16.02      93,815.40
                                                                               2012          16.02          20.32      71,549.45
                                                                               2013          20.32          26.02      29,524.48
                                                                               2014          26.02          24.05      13,695.59
                                                                               2015          24.05          22.53       7,565.52
                                                                               2016          22.53          23.91           0.00
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012           1.01           1.04     169,199.75
                                                                               2013           1.04           1.04     132,514.14
                                                                               2014           1.04           1.08      49,533.39
                                                                               2015           1.08           1.01           0.00
                                                                               2016           1.01           1.11           0.00
Invesco Mid Cap Value Investment Division (Class B)........................... 2012          23.67          24.25      35,530.37
                                                                               2013          24.25          31.01      12,864.38
                                                                               2014          31.01          33.36       4,214.84
                                                                               2015          33.36          29.79       2,322.58
                                                                               2016          29.79          33.76       1,939.22
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............... 2011          19.45          21.54      68,129.20
                                                                               2012          21.54          23.79           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          13.56          14.73       7,758.67
                                                                               2012          14.73          17.09       6,398.56
                                                                               2013          17.09          23.51          37.85
                                                                               2014          23.51          24.89           0.00
                                                                               2015          24.89          24.01           0.00
                                                                               2016          24.01          26.25           0.00
Jennison Growth Investment Division (Class B) (10/7/2011)..................... 2011           4.59           4.78     104,116.98

1.90 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2012           4.78
                                                                                 2013           5.42
                                                                                 2014           7.27
                                                                                 2015           7.76
                                                                                 2016           8.41
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................. 2011           7.27
                                                                                 2012           7.74
JPMorgan Core Bond Investment Division (Class B) (4/29/2013).................... 2013          10.95
                                                                                 2014          10.38
                                                                                 2015          10.70
                                                                                 2016          10.55
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).................. 2011          10.47
                                                                                 2012          10.60
                                                                                 2013          10.91
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.04
                                                                                 2014           1.13
                                                                                 2015           1.19
                                                                                 2016           1.18
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.33
                                                                                 2012          12.56
                                                                                 2013          14.22
                                                                                 2014          18.54
                                                                                 2015          18.99
                                                                                 2016          17.25
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.68
                                                                                 2012          12.31
                                                                                 2013          14.12
                                                                                 2014          16.23
                                                                                 2015          16.48
                                                                                 2016          16.37
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.26
                                                                                 2012          10.97
                                                                                 2013          12.11
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          28.80
                                                                                 2012          32.36
                                                                                 2013          36.28
                                                                                 2014          50.09
                                                                                 2015          50.87
                                                                                 2016          49.04
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.52
                                                                                 2012           9.79
                                                                                 2013          11.42
                                                                                 2014          10.65
                                                                                 2015           9.77
                                                                                 2016           8.26
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          26.09
                                                                                 2012          28.69
                                                                                 2013          31.40
                                                                                 2014          42.06
                                                                                 2015          41.96
                                                                                 2016          37.19
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          14.01
                                                                                 2012          14.01
                                                                                 2013          16.21
                                                                                 2014          20.30
                                                                                 2015          18.58
                                                                                 2016          19.28
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.93
                                                                                 2012          10.19
                                                                                 2013          10.73
                                                                                 2014          10.94
                                                                                 2015          10.81
                                                                                 2016          10.52
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.69
                                                                                 2012           9.73
                                                                                 2013           9.96



1.90 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                         5.42     129,986.73
                                                                                         7.27      53,842.70
                                                                                         7.76      18,050.81
                                                                                         8.41       9,588.85
                                                                                         8.24       5,723.81
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).................         7.74      52,590.38
                                                                                         8.69           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)....................        10.38           0.00
                                                                                        10.70           0.00
                                                                                        10.55           0.00
                                                                                        10.59           0.00
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)..................        10.60           0.00
                                                                                        10.91           0.00
                                                                                        10.88           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.04     129,992.62
                                                                                         1.13      45,293.03
                                                                                         1.19           0.00
                                                                                         1.18      12,790.29
                                                                                         1.19           0.00
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.56           0.00
                                                                                        14.22           0.00
                                                                                        18.54           0.00
                                                                                        18.99           0.00
                                                                                        17.25           0.00
                                                                                        22.08           0.00
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.31           0.00
                                                                                        14.12           0.00
                                                                                        16.23       7,771.43
                                                                                        16.48       3,260.38
                                                                                        16.37         733.71
                                                                                        16.83         981.61
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        10.97      17,328.70
                                                                                        12.11       9,769.16
                                                                                        12.62           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        32.36      15,495.21
                                                                                        36.28      10,413.51
                                                                                        50.09       3,461.91
                                                                                        50.87       1,492.05
                                                                                        49.04         159.35
                                                                                        57.24           0.00
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.79           0.00
                                                                                        11.42           0.00
                                                                                        10.65           0.00
                                                                                         9.77           0.00
                                                                                         8.26           0.00
                                                                                         9.04           0.00
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        28.69      10,591.13
                                                                                        31.40       5,893.26
                                                                                        42.06       3,013.17
                                                                                        41.96         593.66
                                                                                        37.19       1,078.57
                                                                                        44.76           0.00
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        14.01           0.00
                                                                                        16.21           0.00
                                                                                        20.30           0.00
                                                                                        18.58           0.00
                                                                                        19.28           0.00
                                                                                        20.02           0.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.19           0.00
                                                                                        10.73           0.00
                                                                                        10.94           0.00
                                                                                        10.81           0.00
                                                                                        10.52           0.00
                                                                                        11.28           0.00
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.73           0.00
                                                                                         9.96         718.70
                                                                                         9.89         717.18

1.90 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2014           9.89           9.81       1,056.05
                                                                               2015           9.81           9.56       1,246.99
                                                                               2016           9.56           9.68           0.00
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.80          11.83           0.00
                                                                               2012          11.83          13.26           0.00
                                                                               2013          13.26          13.15           0.00
                                                                               2014          13.15          13.05           0.00
                                                                               2015          13.05          12.27           0.00
                                                                               2016          12.27          12.14           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          26.15          28.58      61,723.15
                                                                               2012          28.58          31.58      36,269.31
                                                                               2013          31.58          41.32      15,419.61
                                                                               2014          41.32          44.74       5,375.21
                                                                               2015          44.74          44.84       1,831.28
                                                                               2016          44.84          47.10           0.00
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          50.40          54.40       6,227.61
                                                                               2012          54.40          60.53       5,490.83
                                                                               2013          60.53          79.76       4,233.25
                                                                               2014          79.76          88.82       3,900.38
                                                                               2015          88.82          91.07          82.35
                                                                               2016          91.07          96.75           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.50          10.07      30,722.28
                                                                               2012          10.07          11.53       4,375.56
                                                                               2013          11.53          14.65       1,832.40
                                                                               2014          14.65          15.11           0.00
                                                                               2015          15.11          14.53           0.00
                                                                               2016          14.53          15.54           0.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          11.83          12.11     238,437.67
                                                                               2012          12.11          12.98     222,599.53
                                                                               2013          12.98          13.28     203,454.69
                                                                               2014          13.28          13.61      69,497.59
                                                                               2015          13.61          13.28           0.00
                                                                               2016          13.28          13.62           0.00
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.34          11.72     376,381.65
                                                                               2012          11.72          12.81     345,071.47
                                                                               2013          12.81          13.95     234,383.72
                                                                               2014          13.95          14.36      72,723.03
                                                                               2015          14.36          13.94       5,761.00
                                                                               2016          13.94          14.51       3,662.56
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          10.78          11.24     957,458.28
                                                                               2012          11.24          12.49     792,478.32
                                                                               2013          12.49          14.45     605,239.73
                                                                               2014          14.45          14.90     278,323.90
                                                                               2015          14.90          14.43      59,510.99
                                                                               2016          14.43          15.17       7,281.48
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.34          12.88      22,145.67
                                                                               2014          12.88          12.81           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.16          10.70   1,316,678.75
                                                                               2012          10.70          12.11   1,113,869.50
                                                                               2013          12.11          14.77     844,624.06
                                                                               2014          14.77          15.25     342,979.57
                                                                               2015          15.25          14.71      49,269.33
                                                                               2016          14.71          15.61           0.00
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)........ 2011           8.63           9.20      22,126.52
                                                                               2012           9.20          10.48      22,317.25
                                                                               2013          10.48          11.26           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)............... 2011           9.17           9.35           0.00
                                                                               2012           9.35          10.37       6,319.06
                                                                               2013          10.37          11.64      16,703.63
                                                                               2014          11.64          12.52           0.00
                                                                               2015          12.52          11.78           0.00
                                                                               2016          11.78          12.53           0.00
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)......... 2011          14.42          15.84     113,987.33
                                                                               2012          15.84          18.24      74,476.81
                                                                               2013          18.24          23.77      28,508.31
                                                                               2014          23.77          25.48      16,574.51
                                                                               2015          25.48          24.34       7,039.35
                                                                               2016          24.34          28.69       1,997.51

1.90 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.20
                                                                                    2016           1.16
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          31.88
                                                                                    2012          34.68
                                                                                    2013          39.27
                                                                                    2014          50.75
                                                                                    2015          56.32
                                                                                    2016          55.76
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          11.93
                                                                                    2012          12.09
                                                                                    2013          13.85
                                                                                    2014          16.20
                                                                                    2015          14.79
                                                                                    2016          14.26
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          37.44
                                                                                    2012          39.56
                                                                                    2013          43.21
                                                                                    2014          50.32
                                                                                    2015          53.50
                                                                                    2016          52.29
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.14
                                                                                    2012          11.06
                                                                                    2013          12.62
                                                                                    2014          16.76
                                                                                    2015          18.18
                                                                                    2016          17.78
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.90
                                                                                    2012           8.56
                                                                                    2013           9.57
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          12.56
                                                                                    2012          12.74
                                                                                    2013          13.66
                                                                                    2014          18.63
                                                                                    2015          18.47
                                                                                    2016          17.21
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.23
                                                                                    2012          10.33
                                                                                    2013          11.96
                                                                                    2014          14.26
                                                                                    2015          13.12
                                                                                    2016          12.70
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          14.56
                                                                                    2012          16.04
                                                                                    2013          17.27
                                                                                    2014          23.42
                                                                                    2015          22.91
                                                                                    2016          22.57
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          12.68
                                                                                    2012          13.83
                                                                                    2013          14.29
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................ 2011          15.20
                                                                                    2012          15.66
                                                                                    2013          18.62
                                                                                    2014          23.23
                                                                                    2015          23.28
                                                                                    2016          23.74
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011).................... 2011           7.87
                                                                                    2012           8.22
                                                                                    2013           9.85
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)......... 2014           0.99
                                                                                    2015           1.03
                                                                                    2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)........... 2011          14.20
                                                                                    2012          14.45
                                                                                    2013          15.47
                                                                                    2014          13.77
                                                                                    2015          13.91
                                                                                    2016          13.22



1.90 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12      29,655.99
                                                                                            1.20      11,394.19
                                                                                            1.16      11,276.24
                                                                                            1.19      11,145.09
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        34.68     308,103.12
                                                                                           39.27     177,531.71
                                                                                           50.75      82,218.37
                                                                                           56.32      35,446.70
                                                                                           55.76      11,924.44
                                                                                           60.94           0.00
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.09      64,875.97
                                                                                           13.85      42,370.42
                                                                                           16.20      25,939.86
                                                                                           14.79       9,847.65
                                                                                           14.26       5,489.93
                                                                                           13.87           0.00
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        39.56      12,485.29
                                                                                           43.21       7,634.49
                                                                                           50.32       7,742.99
                                                                                           53.50       2,998.77
                                                                                           52.29       2,416.40
                                                                                           55.88         859.44
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        11.06      56,589.83
                                                                                           12.62      19,778.13
                                                                                           16.76      18,173.68
                                                                                           18.18       8,376.83
                                                                                           17.78       1,791.28
                                                                                           19.90           0.00
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.56       7,339.09
                                                                                            9.57       4,259.23
                                                                                           10.47           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        12.74      28,497.50
                                                                                           13.66      24,455.64
                                                                                           18.63       4,985.15
                                                                                           18.47       1,920.59
                                                                                           17.21         247.81
                                                                                           15.45           0.00
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.33     287,636.39
                                                                                           11.96     180,283.34
                                                                                           14.26      90,225.56
                                                                                           13.12      32,286.79
                                                                                           12.70      15,427.67
                                                                                           12.59       3,855.23
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        16.04      37,288.47
                                                                                           17.27      17,454.71
                                                                                           23.42       9,922.36
                                                                                           22.91       1,476.33
                                                                                           22.57           0.00
                                                                                           26.22           0.00
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        13.83      12,222.24
                                                                                           14.29       7,105.46
                                                                                           15.47           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)................        15.66      54,762.86
                                                                                           18.62      25,314.02
                                                                                           23.23       6,568.96
                                                                                           23.28       2,933.58
                                                                                           23.74       1,176.65
                                                                                           23.35           0.00
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)....................         8.22       2,064.61
                                                                                            9.85         914.81
                                                                                           10.46           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014).........         1.03           0.00
                                                                                            0.95      12,057.57
                                                                                            1.04           0.00
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)...........        14.45      93,195.87
                                                                                           15.47      81,499.24
                                                                                           13.77      35,222.21
                                                                                           13.91      19,188.81
                                                                                           13.22      10,153.15
                                                                                           13.62       1,107.97

1.90 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
PIMCO Total Return Investment Division (Class B) (10/7/2011).................... 2011          15.45
                                                                                 2012          15.78
                                                                                 2013          16.92
                                                                                 2014          16.28
                                                                                 2015          16.64
                                                                                 2016          16.33
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011).... 2011          10.59
                                                                                 2012          10.71
                                                                                 2013          10.84
                                                                                 2014          10.16
                                                                                 2015          10.72
                                                                                 2016          10.56
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)......... 2013          10.21
                                                                                 2014          10.71
                                                                                 2015          11.42
                                                                                 2016          11.06
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)........... 2011          14.14
                                                                                 2012          15.93
                                                                                 2013          18.14
                                                                                 2014          24.60
                                                                                 2015          25.29
                                                                                 2016          23.70
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).......... 2012           1.01
                                                                                 2013           1.06
                                                                                 2014           1.15
                                                                                 2015           1.21
                                                                                 2016           1.18
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............ 2011          10.68
                                                                                 2012          11.28
                                                                                 2013          12.49
                                                                                 2014          13.84
                                                                                 2015          14.37
                                                                                 2016          13.82
SSGA Growth ETF Investment Division (Class B) (10/7/2011))...................... 2011           9.92
                                                                                 2012          10.53
                                                                                 2013          11.88
                                                                                 2014          13.77
                                                                                 2015          14.23
                                                                                 2016          13.64
T. Rowe Price Large Cap Growth Investment Division (Class B).................... 2013          16.20
                                                                                 2014          20.38
                                                                                 2015          21.76
                                                                                 2016          23.60
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)....................... 2011           5.79
                                                                                 2012           5.82
                                                                                 2013           6.40
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).......... 2011           8.97
                                                                                 2012           9.62
                                                                                 2013          10.73
                                                                                 2014          14.38
                                                                                 2015          15.92
                                                                                 2016          16.66
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........ 2011          15.11
                                                                                 2012          16.84
                                                                                 2013          19.15
                                                                                 2014          27.09
                                                                                 2015          28.34
                                                                                 2016          28.50
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)..................................................................... 2011          14.59
                                                                                 2012          15.21
                                                                                 2013          15.31
                                                                                 2014          16.64
                                                                                 2015          13.25
                                                                                 2016           8.74
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B).............................................................. 2016
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)................................................. 2011          20.89
                                                                                 2012          22.09
                                                                                 2013          24.48
                                                                                 2014          25.93
                                                                                 2015          26.67



1.90 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
PIMCO Total Return Investment Division (Class B) (10/7/2011)....................        15.78     215,060.45
                                                                                        16.92     116,709.73
                                                                                        16.28      38,809.98
                                                                                        16.64      16,577.26
                                                                                        16.33       3,270.82
                                                                                        16.44           0.00
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)....        10.71           0.00
                                                                                        10.84      15,793.58
                                                                                        10.16           0.00
                                                                                        10.72           0.00
                                                                                        10.56           0.00
                                                                                        10.50           0.00
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013).........        10.71       3,111.23
                                                                                        11.42           0.00
                                                                                        11.06           0.00
                                                                                        11.35           0.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)...........        15.93      68,344.22
                                                                                        18.14      44,442.72
                                                                                        24.60      16,265.16
                                                                                        25.29      10,553.14
                                                                                        23.70       3,705.74
                                                                                        28.13           0.00
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)..........         1.06      78,452.00
                                                                                         1.15      60,275.52
                                                                                         1.21       9,748.42
                                                                                         1.18           0.00
                                                                                         1.22           0.00
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)............        11.28      74,525.86
                                                                                        12.49      68,749.30
                                                                                        13.84      33,071.05
                                                                                        14.37           0.00
                                                                                        13.82           0.00
                                                                                        14.34           0.00
SSGA Growth ETF Investment Division (Class B) (10/7/2011))......................        10.53       4,090.64
                                                                                        11.88       3,853.07
                                                                                        13.77       3,645.54
                                                                                        14.23       3,441.11
                                                                                        13.64           0.00
                                                                                        14.31         680.08
T. Rowe Price Large Cap Growth Investment Division (Class B)....................        20.38      30,452.80
                                                                                        21.76       9,352.54
                                                                                        23.60       1,001.03
                                                                                        23.51           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).......................         5.82     129,849.26
                                                                                         6.40      95,941.70
                                                                                         6.68           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)..........         9.62     154,367.10
                                                                                        10.73     103,034.02
                                                                                        14.38      39,639.06
                                                                                        15.92      11,990.00
                                                                                        16.66       2,637.58
                                                                                        17.36           0.00
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)........        16.84      27,898.70
                                                                                        19.15      23,378.94
                                                                                        27.09       9,855.10
                                                                                        28.34       5,559.23
                                                                                        28.50       2,558.49
                                                                                        31.17           0.00
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).....................................................................        15.21           0.00
                                                                                        15.31           0.00
                                                                                        16.64           0.00
                                                                                        13.25           0.00
                                                                                         8.74           0.00
                                                                                        12.33           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)..............................................................        27.84           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).................................................        22.09      75,538.38
                                                                                        24.48      59,428.51
                                                                                        25.93      14,121.56
                                                                                        26.67       4,175.70
                                                                                        25.60           0.00

1.90 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                          2016          25.60          26.34           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         28.43       5,431.87
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          22.80          23.35           0.00
                                                                          2012          23.35          25.53           0.00
                                                                          2013          25.53          25.40           0.00
                                                                          2014          25.40          26.03           0.00
                                                                          2015          26.03          25.17           0.00
                                                                          2016          25.17          25.75           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          16.47          16.55      62,418.05
                                                                          2012          16.55          16.73      29,395.25
                                                                          2013          16.73          16.27      14,311.98
                                                                          2014          16.27          16.37       9,893.56
                                                                          2015          16.37          16.11       4,443.04
                                                                          2016          16.11          15.97         234.94





                                                                                       AT 2.15 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          21.73          22.37     135,671.51
                                                                              2012          22.37          25.87      94,806.63
                                                                              2013          25.87          32.48      40,628.31
                                                                              2014          32.48          32.47      17,539.47
                                                                              2015          32.47          31.86       4,905.12
                                                                              2016          31.86          31.84       1,376.59
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          76.86          82.14      38,087.95
                                                                              2012          82.14          94.44      23,363.24
                                                                              2013          94.44         123.39      12,436.17
                                                                              2014         123.39         133.61       5,114.12
                                                                              2015         133.61         132.67       3,071.36
                                                                              2016         132.67         144.81         712.33





1.95 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.40           9.70           0.00
                                                                                2012           9.70          10.47           0.00
                                                                                2013          10.47          11.41           0.00
                                                                                2014          11.41          12.01           0.00
                                                                                2015          12.01          11.85           0.00
                                                                                2016          11.85          12.04           0.00
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03           0.00
                                                                                2015           1.03           1.00           0.00
                                                                                2016           1.00           1.00           0.00
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.97           9.35           0.00
                                                                                2012           9.35          10.41           0.00
                                                                                2013          10.41          12.10           0.00
                                                                                2014          12.10          12.58           0.00
                                                                                2015          12.58          12.25           0.00
                                                                                2016          12.25          12.96           0.00
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.23           8.66           0.00
                                                                                2012           8.66           9.86           0.00
                                                                                2013           9.86          12.10           0.00
                                                                                2014          12.10          12.62           0.00
                                                                                2015          12.62          12.28           0.00
                                                                                2016          12.28          13.13           0.00
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           8.01           8.48           0.00
                                                                                2012           8.48           9.76           0.00

1.95 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2013           9.76          12.43           0.00
                                                                                2014          12.43          13.19           0.00
                                                                                2015          13.19          13.77           0.00
                                                                                2016          13.77          14.74           0.00
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.48           9.81       2,785.75
                                                                                2012           9.81          10.66       2,755.20
                                                                                2013          10.66          11.87       2,726.80
                                                                                2014          11.87          12.35       2,698.75
                                                                                2015          12.35          12.02       2,670.99
                                                                                2016          12.02          12.62           0.00
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.17          10.56           0.00
                                                                                2012          10.56          11.45           0.00
                                                                                2013          11.45          10.85           0.00
                                                                                2014          10.85          11.06           0.00
                                                                                2015          11.06           9.81           0.00
                                                                                2016           9.81          10.48           0.00
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.52           9.53       2,877.52
                                                                                2012           9.53          11.15         359.21
                                                                                2013          11.15          12.59           0.00
                                                                                2014          12.59          11.94           0.00
                                                                                2015          11.94          11.45           0.00
                                                                                2016          11.45          11.80           0.00
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.11          15.27      20,842.41
                                                                                2012          15.27          15.52      11,973.90
                                                                                2013          15.52          14.84       2,576.28
                                                                                2014          14.84          15.35       2,713.23
                                                                                2015          15.35          15.06           0.00
                                                                                2016          15.06          15.09           0.00
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          46.71          47.42       3,282.15
                                                                                2012          47.42          49.88       2,042.85
                                                                                2013          49.88          48.43          23.53
                                                                                2014          48.43          50.73           0.00
                                                                                2015          50.73          49.91           0.00
                                                                                2016          49.91          50.35           0.00
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          24.86          25.82       1,211.60
                                                                                2012          25.82          28.88         866.78
                                                                                2013          28.88          37.93         807.29
                                                                                2014          37.93          40.41         760.71
                                                                                2015          40.41          42.01         427.68
                                                                                2016          42.01          41.14         427.98
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.24           9.53           0.00
                                                                                2012           9.53          10.20           0.00
                                                                                2013          10.20          11.03      14,896.50
                                                                                2014          11.03          11.46      14,501.28
                                                                                2015          11.46          11.23      14,314.51
                                                                                2016          11.23          11.50      14,203.18
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.56          10.53       5,420.96
                                                                                2012          10.53          11.77       2,280.14
                                                                                2013          11.77          15.20           0.00
                                                                                2014          15.20          16.36           0.00
                                                                                2015          16.36          15.05           0.00
                                                                                2016          15.05          17.43           0.00
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          19.73          19.64           0.00
                                                                                2012          19.64          19.26           0.00
                                                                                2013          19.26          18.89           0.00
                                                                                2014          18.89          18.52           0.00
                                                                                2015          18.52          18.17           0.00
                                                                                2016          18.17          17.83           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          11.94          12.72       6,829.78
                                                                                2012          12.72          15.72       1,981.57
                                                                                2013          15.72          15.96         656.59
                                                                                2014          15.96          17.73         654.89
                                                                                2015          17.73          17.15         135.94
                                                                                2016          17.15          16.96         142.65
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           6.68           7.24       7,100.97
                                                                                2012           7.24           8.42       4,482.43
                                                                                2013           8.42          12.02           0.00
                                                                                2014          12.02          14.02           0.00
                                                                                2015          14.02          13.19           0.00
                                                                                2016          13.19          13.28           0.00
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).... 2011         116.21         120.33         512.24

1.95 SEPARATE ACCOUNT CHARGE
                                                                                     BEGINNING OF                   NUMBER OF
                                                                                         YEAR        END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                           YEAR    UNIT VALUE     UNIT VALUE        YEAR
---------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                             2012         120.33         144.56         449.33
                                                                             2013         144.56         182.58          94.92
                                                                             2014         182.58         189.80           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          35.07          37.61         943.93
                                                                             2012          37.61          40.82         937.25
                                                                             2013          40.82          53.02         613.59
                                                                             2014          53.02          57.65         296.86
                                                                             2015          57.65          58.01           0.00
                                                                             2016          58.01          59.82           0.00
Harris Oakmark International Investment Division (Class B) (10/7/2011)...... 2011          15.93          15.94       7,022.42
                                                                             2012          15.94          20.20       3,754.33
                                                                             2013          20.20          25.86         968.57
                                                                             2014          25.86          23.89         552.00
                                                                             2015          23.89          22.37         543.41
                                                                             2016          22.37          23.73         555.03
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).. 2012           1.01           1.04           0.00
                                                                             2013           1.04           1.04           0.00
                                                                             2014           1.04           1.07           0.00
                                                                             2015           1.07           1.01           0.00
                                                                             2016           1.01           1.11           0.00
Invesco Mid Cap Value Investment Division (Class B)......................... 2012          23.51          24.08       7,270.50
                                                                             2013          24.08          30.77       1,794.39
                                                                             2014          30.77          33.09         266.65
                                                                             2015          33.09          29.53          75.83
                                                                             2016          29.53          33.46          78.87
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          19.33          21.40      11,493.65
                                                                             2012          21.40          23.63           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011).......... 2011          13.49          14.66       2,944.17
                                                                             2012          14.66          17.00       2,934.59
                                                                             2013          17.00          23.37         816.44
                                                                             2014          23.37          24.73           0.00
                                                                             2015          24.73          23.84           0.00
                                                                             2016          23.84          26.05           0.00
Jennison Growth Investment Division (Class B) (10/7/2011)................... 2011           4.57           4.75           0.00
                                                                             2012           4.75           5.38       4,980.40
                                                                             2013           5.38           7.22           0.00
                                                                             2014           7.22           7.70           0.00
                                                                             2015           7.70           8.35           0.00
                                                                             2016           8.35           8.18           0.00
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)............. 2011           7.23           7.70       5,518.67
                                                                             2012           7.70           8.65           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................ 2013          10.92          10.35           0.00
                                                                             2014          10.35          10.67           0.00
                                                                             2015          10.67          10.51           0.00
                                                                             2016          10.51          10.54           0.00
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011).............. 2011          10.45          10.58           0.00
                                                                             2012          10.58          10.89           0.00
                                                                             2013          10.89          10.86           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)................................................................. 2012           1.01           1.04           0.00
                                                                             2013           1.04           1.13           0.00
                                                                             2014           1.13           1.19           0.00
                                                                             2015           1.19           1.18           0.00
                                                                             2016           1.18           1.19           0.00
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).......... 2011          11.29          12.52          95.96
                                                                             2012          12.52          14.16          96.65
                                                                             2013          14.16          18.46          84.73
                                                                             2014          18.46          18.90          88.03
                                                                             2015          18.90          17.15          89.15
                                                                             2016          17.15          21.96          86.47
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)...... 2011          11.65          12.28           0.00
                                                                             2012          12.28          14.08           0.00
                                                                             2013          14.08          16.17           0.00
                                                                             2014          16.17          16.41           0.00
                                                                             2015          16.41          16.29           0.00
                                                                             2016          16.29          16.74           0.00
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).............. 2011          10.24          10.95           0.00
                                                                             2012          10.95          12.08           0.00
                                                                             2013          12.08          12.59           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)...... 2011          28.55          32.08       1,560.38
                                                                             2012          32.08          35.95         800.40
                                                                             2013          35.95          49.60         375.05

1.95 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2014          49.60
                                                                                 2015          50.34
                                                                                 2016          48.51
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.49
                                                                                 2012           9.77
                                                                                 2013          11.39
                                                                                 2014          10.61
                                                                                 2015           9.73
                                                                                 2016           8.22
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          25.86
                                                                                 2012          28.42
                                                                                 2013          31.10
                                                                                 2014          41.63
                                                                                 2015          41.51
                                                                                 2016          36.77
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          13.99
                                                                                 2012          13.99
                                                                                 2013          16.18
                                                                                 2014          20.24
                                                                                 2015          18.52
                                                                                 2016          19.21
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.92
                                                                                 2012          10.18
                                                                                 2013          10.72
                                                                                 2014          10.92
                                                                                 2015          10.78
                                                                                 2016          10.49
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.69
                                                                                 2012           9.73
                                                                                 2013           9.96
                                                                                 2014           9.88
                                                                                 2015           9.79
                                                                                 2016           9.54
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.78
                                                                                 2012          11.81
                                                                                 2013          13.24
                                                                                 2014          13.12
                                                                                 2015          13.01
                                                                                 2016          12.23
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          25.93
                                                                                 2012          28.34
                                                                                 2013          31.29
                                                                                 2014          40.93
                                                                                 2015          44.29
                                                                                 2016          44.37
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          49.69
                                                                                 2012          53.63
                                                                                 2013          59.64
                                                                                 2014          78.55
                                                                                 2015          87.43
                                                                                 2016          89.60
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).......... 2011           9.47
                                                                                 2012          10.03
                                                                                 2013          11.49
                                                                                 2014          14.59
                                                                                 2015          15.04
                                                                                 2016          14.45
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)........... 2011          11.79
                                                                                 2012          12.07
                                                                                 2013          12.93
                                                                                 2014          13.22
                                                                                 2015          13.54
                                                                                 2016          13.20
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)........... 2011          11.30
                                                                                 2012          11.68
                                                                                 2013          12.76
                                                                                 2014          13.89



1.95 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                        50.34           0.00
                                                                                        48.51           0.00
                                                                                        56.60           0.00
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.77         173.78
                                                                                        11.39         184.22
                                                                                        10.61         208.65
                                                                                         9.73         229.44
                                                                                         8.22         267.40
                                                                                         8.99         250.31
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        28.42       1,533.54
                                                                                        31.10         436.33
                                                                                        41.63         337.24
                                                                                        41.51         280.84
                                                                                        36.77           0.00
                                                                                        44.23           0.00
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        13.99           0.00
                                                                                        16.18           0.00
                                                                                        20.24           0.00
                                                                                        18.52           0.00
                                                                                        19.21           0.00
                                                                                        19.94           0.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.18           0.00
                                                                                        10.72           0.00
                                                                                        10.92           0.00
                                                                                        10.78           0.00
                                                                                        10.49           0.00
                                                                                        11.24           0.00
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.73       9,298.29
                                                                                         9.96       9,195.08
                                                                                         9.88           0.00
                                                                                         9.79           0.00
                                                                                         9.54           0.00
                                                                                         9.65           0.00
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.81           0.00
                                                                                        13.24           0.00
                                                                                        13.12           0.00
                                                                                        13.01           0.00
                                                                                        12.23           0.00
                                                                                        12.10           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        28.34       5,112.61
                                                                                        31.29       2,583.09
                                                                                        40.93         521.51
                                                                                        44.29         427.24
                                                                                        44.37         400.97
                                                                                        46.58         397.48
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        53.63         359.92
                                                                                        59.64         272.93
                                                                                        78.55         224.59
                                                                                        87.43           0.00
                                                                                        89.60           0.00
                                                                                        95.14           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..........        10.03           0.00
                                                                                        11.49           0.00
                                                                                        14.59           0.00
                                                                                        15.04           0.00
                                                                                        14.45           0.00
                                                                                        15.44           0.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...........        12.07      11,995.41
                                                                                        12.93       6,184.08
                                                                                        13.22           0.00
                                                                                        13.54           0.00
                                                                                        13.20           0.00
                                                                                        13.54           0.00
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...........        11.68      40,818.73
                                                                                        12.76      39,824.79
                                                                                        13.89      23,248.55
                                                                                        14.29      21,199.23

1.95 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2015          14.29
                                                                                    2016          13.86
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011).............. 2011          10.75
                                                                                    2012          11.20
                                                                                    2013          12.44
                                                                                    2014          14.39
                                                                                    2015          14.83
                                                                                    2016          14.36
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)......................... 2013          11.31
                                                                                    2014          12.84
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011).............. 2011          10.13
                                                                                    2012          10.66
                                                                                    2013          12.06
                                                                                    2014          14.71
                                                                                    2015          15.18
                                                                                    2016          14.63
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)............. 2011           8.61
                                                                                    2012           9.18
                                                                                    2013          10.45
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).................... 2011           9.17
                                                                                    2012           9.34
                                                                                    2013          10.36
                                                                                    2014          11.62
                                                                                    2015          12.50
                                                                                    2016          11.76
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          14.34
                                                                                    2012          15.75
                                                                                    2013          18.12
                                                                                    2014          23.61
                                                                                    2015          25.29
                                                                                    2016          24.15
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.20
                                                                                    2016           1.16
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          31.54
                                                                                    2012          34.31
                                                                                    2013          38.83
                                                                                    2014          50.15
                                                                                    2015          55.63
                                                                                    2016          55.05
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          11.87
                                                                                    2012          12.03
                                                                                    2013          13.76
                                                                                    2014          16.10
                                                                                    2015          14.69
                                                                                    2016          14.15
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          36.98
                                                                                    2012          39.08
                                                                                    2013          42.65
                                                                                    2014          49.65
                                                                                    2015          52.77
                                                                                    2016          51.54
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011          10.08
                                                                                    2012          10.98
                                                                                    2013          12.53
                                                                                    2014          16.64
                                                                                    2015          18.04
                                                                                    2016          17.62
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.89
                                                                                    2012           8.55
                                                                                    2013           9.55
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          12.47
                                                                                    2012          12.64
                                                                                    2013          13.55
                                                                                    2014          18.47
                                                                                    2015          18.30
                                                                                    2016          17.05
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.16



1.95 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
                                                                                           13.86       3,183.89
                                                                                           14.42       3,181.66
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)..............        11.20      47,889.21
                                                                                           12.44      44,871.47
                                                                                           14.39      33,396.29
                                                                                           14.83      10,005.06
                                                                                           14.36       4,598.61
                                                                                           15.08       4,372.25
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).........................        12.84           0.00
                                                                                           12.77           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)..............        10.66      90,387.04
                                                                                           12.06      70,425.54
                                                                                           14.71      68,830.38
                                                                                           15.18      43,637.55
                                                                                           14.63           0.00
                                                                                           15.52           0.00
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............         9.18           0.00
                                                                                           10.45           0.00
                                                                                           11.24           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)....................         9.34           0.00
                                                                                           10.36           0.00
                                                                                           11.62           0.00
                                                                                           12.50           0.00
                                                                                           11.76           0.00
                                                                                           12.49           0.00
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        15.75       9,110.36
                                                                                           18.12       1,865.81
                                                                                           23.61         496.78
                                                                                           25.29         492.14
                                                                                           24.15           0.00
                                                                                           28.46           0.00
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12           0.00
                                                                                            1.20           0.00
                                                                                            1.16           0.00
                                                                                            1.19           0.00
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        34.31      13,420.07
                                                                                           38.83       3,719.20
                                                                                           50.15       1,918.94
                                                                                           55.63       1,555.19
                                                                                           55.05           0.00
                                                                                           60.13           0.00
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        12.03       7,793.39
                                                                                           13.76       4,054.04
                                                                                           16.10       1,168.43
                                                                                           14.69           0.00
                                                                                           14.15           0.00
                                                                                           13.76           0.00
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        39.08         711.40
                                                                                           42.65         176.35
                                                                                           49.65          23.46
                                                                                           52.77           0.00
                                                                                           51.54           0.00
                                                                                           55.06           0.00
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        10.98         874.08
                                                                                           12.53         272.38
                                                                                           16.64           0.00
                                                                                           18.04           0.00
                                                                                           17.62           0.00
                                                                                           19.72           0.00
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.55           0.00
                                                                                            9.55           0.00
                                                                                           10.44           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        12.64       3,557.79
                                                                                           13.55       1,286.75
                                                                                           18.47         835.01
                                                                                           18.30           0.00
                                                                                           17.05           0.00
                                                                                           15.30           0.00
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.26      20,201.54

1.95 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2012          10.26
                                                                                   2013          11.88
                                                                                   2014          14.15
                                                                                   2015          13.01
                                                                                   2016          12.60
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.48
                                                                                   2012          15.95
                                                                                   2013          17.17
                                                                                   2014          23.27
                                                                                   2015          22.75
                                                                                   2016          22.39
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          12.62
                                                                                   2012          13.76
                                                                                   2013          14.21
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          15.09
                                                                                   2012          15.55
                                                                                   2013          18.48
                                                                                   2014          23.03
                                                                                   2015          23.07
                                                                                   2016          23.52
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.85
                                                                                   2012           8.20
                                                                                   2013           9.83
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.14
                                                                                   2012          14.39
                                                                                   2013          15.40
                                                                                   2014          13.70
                                                                                   2015          13.83
                                                                                   2016          13.14
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.37
                                                                                   2012          15.69
                                                                                   2013          16.82
                                                                                   2014          16.18
                                                                                   2015          16.53
                                                                                   2016          16.21
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.58
                                                                                   2012          10.71
                                                                                   2013          10.83
                                                                                   2014          10.14
                                                                                   2015          10.70
                                                                                   2016          10.54
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.71
                                                                                   2015          11.41
                                                                                   2016          11.05
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          14.04
                                                                                   2012          15.83
                                                                                   2013          18.01
                                                                                   2014          24.41
                                                                                   2015          25.09
                                                                                   2016          23.50
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.14
                                                                                   2015           1.21
                                                                                   2016           1.18
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.65
                                                                                   2012          11.24
                                                                                   2013          12.44
                                                                                   2014          13.78
                                                                                   2015          14.30
                                                                                   2016          13.75
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011           9.89
                                                                                   2012          10.50
                                                                                   2013          11.84
                                                                                   2014          13.71
                                                                                   2015          14.17
                                                                                   2016          13.57
T. Rowe Price Large Cap Growth Investment Division (Class B)...................... 2013          16.08
                                                                                   2014          20.23



1.95 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          11.88       2,413.63
                                                                                          14.15         910.18
                                                                                          13.01       1,001.27
                                                                                          12.60           0.00
                                                                                          12.48           0.00
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        15.95       2,506.66
                                                                                          17.17         893.91
                                                                                          23.27           0.00
                                                                                          22.75           0.00
                                                                                          22.39           0.00
                                                                                          26.00           0.00
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        13.76           0.00
                                                                                          14.21           0.00
                                                                                          15.38           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        15.55       7,789.52
                                                                                          18.48       7,765.69
                                                                                          23.03           0.00
                                                                                          23.07           0.00
                                                                                          23.52           0.00
                                                                                          23.12           0.00
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.20           0.00
                                                                                           9.83           0.00
                                                                                          10.43           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03           0.00
                                                                                           0.95           0.00
                                                                                           1.04           0.00
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.39      11,386.99
                                                                                          15.40      11,123.20
                                                                                          13.70         843.80
                                                                                          13.83         857.18
                                                                                          13.14         903.35
                                                                                          13.53         862.61
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        15.69       8,808.87
                                                                                          16.82       7,450.88
                                                                                          16.18       5,582.65
                                                                                          16.53       5,695.01
                                                                                          16.21       5,661.25
                                                                                          16.31       5,519.71
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.71           0.00
                                                                                          10.83           0.00
                                                                                          10.14           0.00
                                                                                          10.70           0.00
                                                                                          10.54           0.00
                                                                                          10.47           0.00
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.71           0.00
                                                                                          11.41           0.00
                                                                                          11.05           0.00
                                                                                          11.33           0.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        15.83       4,593.59
                                                                                          18.01         448.23
                                                                                          24.41         291.53
                                                                                          25.09         294.98
                                                                                          23.50           0.00
                                                                                          27.87           0.00
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06           0.00
                                                                                           1.14           0.00
                                                                                           1.21           0.00
                                                                                           1.18           0.00
                                                                                           1.22           0.00
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.24           0.00
                                                                                          12.44           0.00
                                                                                          13.78           0.00
                                                                                          14.30           0.00
                                                                                          13.75           0.00
                                                                                          14.26           0.00
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.50           0.00
                                                                                          11.84           0.00
                                                                                          13.71           0.00
                                                                                          14.17           0.00
                                                                                          13.57           0.00
                                                                                          14.23           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B)......................        20.23       2,023.85
                                                                                          21.59         321.48

1.95 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2015          21.59          23.40           0.00
                                                                           2016          23.40          23.30           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.76           5.79       7,833.97
                                                                           2012           5.79           6.36       4,231.70
                                                                           2013           6.36           6.64           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           8.93           9.57       5,683.38
                                                                           2012           9.57          10.67       5,441.68
                                                                           2013          10.67          14.29       1,636.66
                                                                           2014          14.29          15.81         156.78
                                                                           2015          15.81          16.54         143.74
                                                                           2016          16.54          17.23         145.62
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          15.00          16.71       1,833.06
                                                                           2012          16.71          19.00       1,339.62
                                                                           2013          19.00          26.86         786.45
                                                                           2014          26.86          28.09          57.94
                                                                           2015          28.09          28.23          55.10
                                                                           2016          28.23          30.86          56.13
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.56          15.19           0.00
                                                                           2012          15.19          15.28           0.00
                                                                           2013          15.28          16.59           0.00
                                                                           2014          16.59          13.21           0.00
                                                                           2015          13.21           8.71           0.00
                                                                           2016           8.71          12.28           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         27.53         213.82
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          20.73          21.92       8,553.00
                                                                           2012          21.92          24.27       8,070.23
                                                                           2013          24.27          25.71         234.72
                                                                           2014          25.71          26.43         227.86
                                                                           2015          26.43          25.35         229.80
                                                                           2016          25.35          26.08           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         28.12         277.69
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          22.61          23.14         309.04
                                                                           2012          23.14          25.29         294.77
                                                                           2013          25.29          25.16         322.62
                                                                           2014          25.16          25.77         314.47
                                                                           2015          25.77          24.90         317.59
                                                                           2016          24.90          25.47           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          16.33          16.41       3,893.84
                                                                           2012          16.41          16.58       1,273.90
                                                                           2013          16.58          16.11         508.88
                                                                           2014          16.11          16.20         373.00
                                                                           2015          16.20          15.94         375.69
                                                                           2016          15.94          15.79         368.89





                                                                                       AT 2.20 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          21.58          22.22       9,663.04
                                                                              2012          22.22          25.68       8,149.50
                                                                              2013          25.68          32.23       2,099.55
                                                                              2014          32.23          32.20         507.66
                                                                              2015          32.20          31.58          74.37
                                                                              2016          31.58          31.54          76.50
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          75.81          81.00       3,550.46
                                                                              2012          81.00          93.08       2,340.53
                                                                              2013          93.08         121.56         336.48
                                                                              2014         121.56         131.56           0.00
                                                                              2015         131.56         130.57           0.00
                                                                              2016         130.57         142.45           0.00

2.00 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.40           9.69     121,169.18
                                                                                2012           9.69          10.46     389,745.02
                                                                                2013          10.46          11.39     495,711.72
                                                                                2014          11.39          11.99     494,635.79
                                                                                2015          11.99          11.82     500,513.60
                                                                                2016          11.82          12.00     481,320.12
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03     150,607.06
                                                                                2015           1.03           1.00     134,673.05
                                                                                2016           1.00           1.00      83,842.46
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.96           9.33     326,943.51
                                                                                2012           9.33          10.38     404,437.61
                                                                                2013          10.38          12.07     384,437.61
                                                                                2014          12.07          12.54     350,749.65
                                                                                2015          12.54          12.21     338,226.19
                                                                                2016          12.21          12.90     326,184.91
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.21           8.64      11,066.56
                                                                                2012           8.64           9.84      11,776.29
                                                                                2013           9.84          12.06       7,954.08
                                                                                2014          12.06          12.58       7,343.63
                                                                                2015          12.58          12.24         417.82
                                                                                2016          12.24          13.07       2,089.77
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           7.99           8.46     153,709.12
                                                                                2012           8.46           9.74     172,185.71
                                                                                2013           9.74          12.39     151,664.13
                                                                                2014          12.39          13.14     147,316.50
                                                                                2015          13.14          13.72     132,968.39
                                                                                2016          13.72          14.67     132,314.70
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.46           9.79     544,723.97
                                                                                2012           9.79          10.64     530,918.68
                                                                                2013          10.64          11.83     495,761.72
                                                                                2014          11.83          12.31     480,793.09
                                                                                2015          12.31          11.98     455,571.63
                                                                                2016          11.98          12.56     466,029.10
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.17          10.56     118,460.62
                                                                                2012          10.56          11.44     411,249.44
                                                                                2013          11.44          10.83     523,749.14
                                                                                2014          10.83          11.04     438,651.90
                                                                                2015          11.04           9.79     425,511.08
                                                                                2016           9.79          10.45     389,915.92
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.42           9.43       3,909.51
                                                                                2012           9.43          11.03       8,901.42
                                                                                2013          11.03          12.45      10,429.09
                                                                                2014          12.45          11.80       2,852.07
                                                                                2015          11.80          11.31       2,850.79
                                                                                2016          11.31          11.65       2,847.86
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          15.02          15.17     163,276.23
                                                                                2012          15.17          15.41     188,468.98
                                                                                2013          15.41          14.72     213,602.76
                                                                                2014          14.72          15.22     240,748.69
                                                                                2015          15.22          14.94     233,181.01
                                                                                2016          14.94          14.95     238,274.98
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          46.06          46.75       7,833.19
                                                                                2012          46.75          49.16      14,534.00
                                                                                2013          49.16          47.70       9,729.03
                                                                                2014          47.70          49.94      14,266.43
                                                                                2015          49.94          49.11      20,791.47
                                                                                2016          49.11          49.52      20,631.08
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          24.65          25.60      12,003.14
                                                                                2012          25.60          28.62      12,745.28
                                                                                2013          28.62          37.57      12,878.74
                                                                                2014          37.57          40.01      12,066.97
                                                                                2015          40.01          41.57      13,641.08
                                                                                2016          41.57          40.69      13,622.11
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.24           9.52     189,221.64
                                                                                2012           9.52          10.19     445,113.13
                                                                                2013          10.19          11.02     491,138.05
                                                                                2014          11.02          11.44     485,110.42
                                                                                2015          11.44          11.20     477,003.56
                                                                                2016          11.20          11.46     454,953.72
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.51          10.48      84,733.72

2.00 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                              2012          10.48          11.70      91,260.55
                                                                              2013          11.70          15.12      89,110.19
                                                                              2014          15.12          16.25      88,073.28
                                                                              2015          16.25          14.95     101,443.69
                                                                              2016          14.95          17.30      87,465.56
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............ 2011          19.45          19.36      20,543.08
                                                                              2012          19.36          18.98      17,843.39
                                                                              2013          18.98          18.60      14,469.83
                                                                              2014          18.60          18.23       3,800.74
                                                                              2015          18.23          17.87       3,555.43
                                                                              2016          17.87          17.54       3,232.29
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)......... 2011          11.90          12.68      15,008.90
                                                                              2012          12.68          15.65      22,495.95
                                                                              2013          15.65          15.89      26,559.44
                                                                              2014          15.89          17.64      18,904.98
                                                                              2015          17.64          17.05      24,372.00
                                                                              2016          17.05          16.86      23,610.52
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)...... 2011           6.65           7.20       5,679.72
                                                                              2012           7.20           8.37      13,661.01
                                                                              2013           8.37          11.94      17,930.99
                                                                              2014          11.94          13.92      78,024.57
                                                                              2015          13.92          13.09      85,642.08
                                                                              2016          13.09          13.18      79,832.53
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         114.50         118.55       4,758.50
                                                                              2012         118.55         142.35       5,623.83
                                                                              2013         142.35         179.70       4,313.77
                                                                              2014         179.70         186.77           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          34.66          37.16       8,392.66
                                                                              2012          37.16          40.32       9,687.96
                                                                              2013          40.32          52.34       6,802.41
                                                                              2014          52.34          56.88       6,507.33
                                                                              2015          56.88          57.21       6,761.73
                                                                              2016          57.21          58.97       6,029.23
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          15.85          15.86      20,465.85
                                                                              2012          15.86          20.09      26,615.04
                                                                              2013          20.09          25.70      19,131.35
                                                                              2014          25.70          23.73      21,679.07
                                                                              2015          23.73          22.21      22,976.41
                                                                              2016          22.21          23.55      25,153.36
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04   1,136,194.79
                                                                              2013           1.04           1.04   1,963,610.17
                                                                              2014           1.04           1.07   2,005,334.63
                                                                              2015           1.07           1.01   1,905,980.16
                                                                              2016           1.01           1.10   1,779,970.95
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          23.35          23.91       7,157.33
                                                                              2013          23.91          30.54       6,279.81
                                                                              2014          30.54          32.82       6,510.92
                                                                              2015          32.82          29.28       8,916.47
                                                                              2016          29.28          33.15       9,324.68
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          19.20          21.26       8,115.78
                                                                              2012          21.26          23.47           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.42          14.58       2,474.75
                                                                              2012          14.58          16.90       1,598.44
                                                                              2013          16.90          23.22       1,779.02
                                                                              2014          23.22          24.57       2,309.14
                                                                              2015          24.57          23.67       2,106.38
                                                                              2016          23.67          25.85       2,494.30
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.54           4.72       5,947.73
                                                                              2012           4.72           5.35      47,533.84
                                                                              2013           5.35           7.17      12,117.66
                                                                              2014           7.17           7.64      25,760.18
                                                                              2015           7.64           8.28      32,395.29
                                                                              2016           8.28           8.11      27,129.09
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.19           7.66       5,906.39
                                                                              2012           7.66           8.60           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          10.90          10.32      74,835.04
                                                                              2014          10.32          10.63      70,351.75
                                                                              2015          10.63          10.47      80,079.95
                                                                              2016          10.47          10.49      73,427.48
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.44          10.56      50,781.89
                                                                              2012          10.56          10.86      64,281.18

2.00 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2013          10.86
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012)..................................................................... 2012           1.01
                                                                                 2013           1.04
                                                                                 2014           1.13
                                                                                 2015           1.19
                                                                                 2016           1.17
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.26
                                                                                 2012          12.48
                                                                                 2013          14.11
                                                                                 2014          18.38
                                                                                 2015          18.81
                                                                                 2016          17.06
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.61
                                                                                 2012          12.24
                                                                                 2013          14.03
                                                                                 2014          16.11
                                                                                 2015          16.34
                                                                                 2016          16.21
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.22
                                                                                 2012          10.93
                                                                                 2013          12.05
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          28.30
                                                                                 2012          31.80
                                                                                 2013          35.61
                                                                                 2014          49.11
                                                                                 2015          49.82
                                                                                 2016          47.99
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.47
                                                                                 2012           9.74
                                                                                 2013          11.35
                                                                                 2014          10.57
                                                                                 2015           9.68
                                                                                 2016           8.18
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          25.62
                                                                                 2012          28.16
                                                                                 2013          30.79
                                                                                 2014          41.20
                                                                                 2015          41.06
                                                                                 2016          36.36
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          13.97
                                                                                 2012          13.97
                                                                                 2013          16.14
                                                                                 2014          20.19
                                                                                 2015          18.47
                                                                                 2016          19.14
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.91
                                                                                 2012          10.18
                                                                                 2013          10.70
                                                                                 2014          10.90
                                                                                 2015          10.76
                                                                                 2016          10.46
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.69
                                                                                 2012           9.72
                                                                                 2013           9.95
                                                                                 2014           9.86
                                                                                 2015           9.77
                                                                                 2016           9.52
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.77
                                                                                 2012          11.80
                                                                                 2013          13.21
                                                                                 2014          13.09
                                                                                 2015          12.97
                                                                                 2016          12.19
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          25.71
                                                                                 2012          28.09
                                                                                 2013          31.01



2.00 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                        10.83           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).....................................................................         1.04     502,029.14
                                                                                         1.13   1,415,404.61
                                                                                         1.19   1,706,131.44
                                                                                         1.17   1,893,785.28
                                                                                         1.18   1,719,343.76
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.48       5,356.86
                                                                                        14.11       5,149.91
                                                                                        18.38       4,684.47
                                                                                        18.81       4,672.68
                                                                                        17.06       6,334.14
                                                                                        21.83       5,448.28
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.24       6,425.11
                                                                                        14.03       8,838.58
                                                                                        16.11      13,535.25
                                                                                        16.34      13,258.97
                                                                                        16.21      13,899.28
                                                                                        16.65      17,651.81
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        10.93       5,375.82
                                                                                        12.05       4,656.19
                                                                                        12.56           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        31.80         814.48
                                                                                        35.61         401.56
                                                                                        49.11         140.26
                                                                                        49.82         343.29
                                                                                        47.99         433.27
                                                                                        55.96         661.06
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.74      18,168.57
                                                                                        11.35      26,870.69
                                                                                        10.57      16,136.70
                                                                                         9.68      16,256.36
                                                                                         8.18      20,771.58
                                                                                         8.94      24,311.37
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        28.16       5,414.85
                                                                                        30.79       6,183.77
                                                                                        41.20       5,407.06
                                                                                        41.06       4,764.47
                                                                                        36.36       9,593.51
                                                                                        43.71       8,638.04
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        13.97       1,427.38
                                                                                        16.14       1,332.53
                                                                                        20.19       1,231.82
                                                                                        18.47       4,896.27
                                                                                        19.14       4,370.39
                                                                                        19.86       4,946.44
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.18         103.37
                                                                                        10.70         176.96
                                                                                        10.90      19,848.10
                                                                                        10.76      21,330.07
                                                                                        10.46      23,239.12
                                                                                        11.20      38,534.15
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.72           0.00
                                                                                         9.95           0.00
                                                                                         9.86      12,418.60
                                                                                         9.77      23,053.66
                                                                                         9.52      19,651.35
                                                                                         9.62      36,510.12
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.80       3,551.12
                                                                                        13.21       3,505.98
                                                                                        13.09       3,452.35
                                                                                        12.97       3,441.45
                                                                                        12.19       1,203.32
                                                                                        12.05       1,286.75
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        28.09       7,041.54
                                                                                        31.01      10,389.07
                                                                                        40.54       9,592.25

2.00 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2014          40.54
                                                                                     2015          43.85
                                                                                     2016          43.90
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)................... 2011          48.99
                                                                                     2012          52.87
                                                                                     2013          58.77
                                                                                     2014          77.36
                                                                                     2015          86.06
                                                                                     2016          88.15
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).............. 2011           9.44
                                                                                     2012          10.00
                                                                                     2013          11.44
                                                                                     2014          14.53
                                                                                     2015          14.97
                                                                                     2016          14.37
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)............... 2011          11.75
                                                                                     2012          12.03
                                                                                     2013          12.88
                                                                                     2014          13.16
                                                                                     2015          13.48
                                                                                     2016          13.13
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.26
                                                                                     2012          11.64
                                                                                     2013          12.71
                                                                                     2014          13.82
                                                                                     2015          14.22
                                                                                     2016          13.79
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          10.72
                                                                                     2012          11.16
                                                                                     2013          12.39
                                                                                     2014          14.33
                                                                                     2015          14.76
                                                                                     2016          14.28
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.28
                                                                                     2014          12.81
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.10
                                                                                     2012          10.62
                                                                                     2013          12.02
                                                                                     2014          14.64
                                                                                     2015          15.10
                                                                                     2016          14.55
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.60
                                                                                     2012           9.16
                                                                                     2013          10.43
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.16
                                                                                     2012           9.34
                                                                                     2013          10.36
                                                                                     2014          11.61
                                                                                     2015          12.48
                                                                                     2016          11.73
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          14.26
                                                                                     2012          15.66
                                                                                     2013          18.01
                                                                                     2014          23.45
                                                                                     2015          25.11
                                                                                     2016          23.97
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.12
                                                                                     2015           1.20
                                                                                     2016           1.16
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          31.20
                                                                                     2012          33.94
                                                                                     2013          38.39
                                                                                     2014          49.56
                                                                                     2015          54.95
                                                                                     2016          54.35
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          11.80
                                                                                     2012          11.96
                                                                                     2013          13.68



2.00 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- -------------
                                                                                            43.85       6,767.12
                                                                                            43.90       7,138.98
                                                                                            46.07       8,728.45
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...................        52.87         204.49
                                                                                            58.77         203.20
                                                                                            77.36         202.07
                                                                                            86.06         201.02
                                                                                            88.15         199.97
                                                                                            93.56         198.89
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..............        10.00      13,058.13
                                                                                            11.44      13,656.32
                                                                                            14.53      65,495.39
                                                                                            14.97      60,350.49
                                                                                            14.37      22,741.39
                                                                                            15.35      35,471.02
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...............        12.03      81,614.85
                                                                                            12.88     119,014.96
                                                                                            13.16     170,871.35
                                                                                            13.48     171,777.38
                                                                                            13.13     166,829.51
                                                                                            13.46     158,077.53
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        11.64     246,781.03
                                                                                            12.71     247,821.26
                                                                                            13.82     240,199.29
                                                                                            14.22     207,490.15
                                                                                            13.79     151,856.84
                                                                                            14.34     128,285.56
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.16     744,956.34
                                                                                            12.39     802,464.46
                                                                                            14.33     828,435.25
                                                                                            14.76     759,130.33
                                                                                            14.28     719,961.09
                                                                                            14.99     634,231.54
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        12.81      29,093.77
                                                                                            12.73           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        10.62      49,028.51
                                                                                            12.02      49,724.04
                                                                                            14.64      58,939.90
                                                                                            15.10      83,031.34
                                                                                            14.55      60,147.50
                                                                                            15.43      50,522.15
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.16      18,787.98
                                                                                            10.43      18,048.29
                                                                                            11.21           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.34     132,446.18
                                                                                            10.36     451,186.98
                                                                                            11.61     708,335.09
                                                                                            12.48     719,682.02
                                                                                            11.73     643,359.81
                                                                                            12.46     590,460.73
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        15.66      37,367.51
                                                                                            18.01      39,275.51
                                                                                            23.45      43,416.79
                                                                                            25.11      46,545.40
                                                                                            23.97      48,501.66
                                                                                            28.22      45,865.14
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01           0.00
                                                                                             1.12   1,134,924.09
                                                                                             1.20   1,874,008.31
                                                                                             1.16   1,688,062.76
                                                                                             1.18   1,700,311.17
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        33.94      89,053.88
                                                                                            38.39      89,252.21
                                                                                            49.56      88,088.64
                                                                                            54.95      86,571.53
                                                                                            54.35      83,798.87
                                                                                            59.34      82,769.87
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        11.96       2,050.25
                                                                                            13.68       1,826.68
                                                                                            16.00       3,681.76

2.00 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2014          16.00
                                                                                   2015          14.59
                                                                                   2016          14.05
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)............... 2011          36.53
                                                                                   2012          38.60
                                                                                   2013          42.11
                                                                                   2014          49.00
                                                                                   2015          52.04
                                                                                   2016          50.81
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)...................... 2011          10.01
                                                                                   2012          10.91
                                                                                   2013          12.44
                                                                                   2014          16.51
                                                                                   2015          17.89
                                                                                   2016          17.47
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................. 2011           7.87
                                                                                   2012           8.53
                                                                                   2013           9.53
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          12.38
                                                                                   2012          12.55
                                                                                   2013          13.44
                                                                                   2014          18.32
                                                                                   2015          18.14
                                                                                   2016          16.89
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011          10.10
                                                                                   2012          10.19
                                                                                   2013          11.79
                                                                                   2014          14.05
                                                                                   2015          12.91
                                                                                   2016          12.49
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.40
                                                                                   2012          15.86
                                                                                   2013          17.06
                                                                                   2014          23.11
                                                                                   2015          22.58
                                                                                   2016          22.22
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          12.55
                                                                                   2012          13.69
                                                                                   2013          14.13
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          14.98
                                                                                   2012          15.43
                                                                                   2013          18.33
                                                                                   2014          22.84
                                                                                   2015          22.87
                                                                                   2016          23.30
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.84
                                                                                   2012           8.19
                                                                                   2013           9.81
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.08
                                                                                   2012          14.33
                                                                                   2013          15.33
                                                                                   2014          13.63
                                                                                   2015          13.75
                                                                                   2016          13.05
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.29
                                                                                   2012          15.61
                                                                                   2013          16.72
                                                                                   2014          16.07
                                                                                   2015          16.41
                                                                                   2016          16.09
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.58
                                                                                   2012          10.71
                                                                                   2013          10.82
                                                                                   2014          10.13
                                                                                   2015          10.68
                                                                                   2016          10.51
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.70
                                                                                   2015          11.40



2.00 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          14.59       3,810.49
                                                                                          14.05       6,018.31
                                                                                          13.65       5,985.63
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)...............        38.60       2,201.40
                                                                                          42.11       2,148.45
                                                                                          49.00       1,870.90
                                                                                          52.04       1,804.30
                                                                                          50.81       1,292.28
                                                                                          54.25       1,194.39
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)......................        10.91      19,147.06
                                                                                          12.44      17,820.26
                                                                                          16.51      20,446.47
                                                                                          17.89      20,876.37
                                                                                          17.47      28,785.44
                                                                                          19.54      31,964.19
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................         8.53       5,287.67
                                                                                           9.53       4,813.96
                                                                                          10.41           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        12.55       6,725.96
                                                                                          13.44      17,533.82
                                                                                          18.32       8,787.56
                                                                                          18.14       4,178.01
                                                                                          16.89       4,903.05
                                                                                          15.15       6,346.12
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.19      78,802.45
                                                                                          11.79      86,918.88
                                                                                          14.05      92,866.43
                                                                                          12.91     100,645.53
                                                                                          12.49      99,715.87
                                                                                          12.36     108,085.07
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        15.86           0.00
                                                                                          17.06          42.73
                                                                                          23.11       1,998.10
                                                                                          22.58       1,674.42
                                                                                          22.22       1,743.82
                                                                                          25.79       3,208.74
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        13.69       2,526.00
                                                                                          14.13       2,742.30
                                                                                          15.29           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        15.43       5,402.49
                                                                                          18.33       5,920.40
                                                                                          22.84      24,027.45
                                                                                          22.87      23,278.37
                                                                                          23.30      26,377.63
                                                                                          22.89      22,797.14
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.19      35,481.54
                                                                                           9.81      35,223.85
                                                                                          10.40           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03      42,710.22
                                                                                           0.95     264,665.31
                                                                                           1.04     108,205.29
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.33      67,883.43
                                                                                          15.33      74,662.29
                                                                                          13.63      66,592.62
                                                                                          13.75      58,579.15
                                                                                          13.05      61,363.36
                                                                                          13.43      62,140.12
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        15.61      83,164.88
                                                                                          16.72     116,288.90
                                                                                          16.07     102,304.96
                                                                                          16.41      94,431.18
                                                                                          16.09      79,605.34
                                                                                          16.18      75,992.27
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.71      87,791.06
                                                                                          10.82     189,666.22
                                                                                          10.13     226,525.89
                                                                                          10.68     208,761.19
                                                                                          10.51     208,707.46
                                                                                          10.44     213,893.47
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.70      10,802.22
                                                                                          11.40      20,156.94
                                                                                          11.03      34,302.57

2.00 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2016          11.03          11.31      36,184.37
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)..... 2011          13.95          15.72      22,062.84
                                                                           2012          15.72          17.89      24,341.93
                                                                           2013          17.89          24.23      27,338.98
                                                                           2014          24.23          24.88      28,355.23
                                                                           2015          24.88          23.30      29,849.92
                                                                           2016          23.30          27.62      30,731.74
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012           1.01           1.06     535,553.65
                                                                           2013           1.06           1.14   1,184,569.04
                                                                           2014           1.14           1.21   1,244,394.86
                                                                           2015           1.21           1.17   1,197,927.75
                                                                           2016           1.17           1.21   1,009,712.38
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)...... 2011          10.61          11.21      92,818.79
                                                                           2012          11.21          12.40      88,982.96
                                                                           2013          12.40          13.72      88,363.13
                                                                           2014          13.72          14.23      86,911.99
                                                                           2015          14.23          13.68      85,654.28
                                                                           2016          13.68          14.18      76,317.29
SSGA Growth ETF Investment Division (Class B) (10/7/2011))................ 2011           9.86          10.46           0.00
                                                                           2012          10.46          11.80           0.00
                                                                           2013          11.80          13.65         608.38
                                                                           2014          13.65          14.10         608.38
                                                                           2015          14.10          13.50         608.38
                                                                           2016          13.50          14.15         608.38
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          15.96          20.08      11,307.31
                                                                           2014          20.08          21.41      11,805.72
                                                                           2015          21.41          23.20      19,145.07
                                                                           2016          23.20          23.09      23,811.54
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.73           5.76      40,957.47
                                                                           2012           5.76           6.33      42,253.02
                                                                           2013           6.33           6.60           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           8.88           9.52      20,934.05
                                                                           2012           9.52          10.61      27,944.03
                                                                           2013          10.61          14.20      23,912.72
                                                                           2014          14.20          15.70      30,895.51
                                                                           2015          15.70          16.41      44,795.36
                                                                           2016          16.41          17.09      46,235.71
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          14.89          16.59       2,713.53
                                                                           2012          16.59          18.85       4,457.17
                                                                           2013          18.85          26.64       5,851.42
                                                                           2014          26.64          27.84       8,674.11
                                                                           2015          27.84          27.96      10,736.80
                                                                           2016          27.96          30.56      11,327.15
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.54          15.16       2,308.38
                                                                           2012          15.16          15.24       8,297.83
                                                                           2013          15.24          16.55       2,485.48
                                                                           2014          16.55          13.17       3,000.33
                                                                           2015          13.17           8.68       3,951.48
                                                                           2016           8.68          12.23       3,271.41
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         27.23      21,216.89
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          20.57          21.75      11,851.59
                                                                           2012          21.75          24.07      11,879.54
                                                                           2013          24.07          25.48      10,797.26
                                                                           2014          25.48          26.18      15,904.62
                                                                           2015          26.18          25.10      20,378.56
                                                                           2016          25.10          25.82           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         27.81      13,365.90
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          22.41          22.94       5,982.14
                                                                           2012          22.94          25.06       5,744.61
                                                                           2013          25.06          24.91       7,883.53
                                                                           2014          24.91          25.50      15,398.80
                                                                           2015          25.50          24.63      13,652.88
                                                                           2016          24.63          25.19           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          16.19          16.27      11,190.07
                                                                           2012          16.27          16.43      11,912.43
                                                                           2013          16.43          15.96      12,417.10

2.00 SEPARATE ACCOUNT CHARGE
                                       BEGINNING OF                   NUMBER OF
                                           YEAR        END OF YEAR   ACCUMULATION
                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------ ------ -------------- -------------- -------------
                               2014          15.96          16.04      11,953.63
                               2015          16.04          15.77       7,773.98
                               2016          15.77          15.62       7,874.83





                                                                                       AT 2.25 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          21.43          22.07      26,995.71
                                                                              2012          22.07          25.50      30,240.57
                                                                              2013          25.50          31.98      21,508.26
                                                                              2014          31.98          31.93      22,326.76
                                                                              2015          31.93          31.30      26,181.32
                                                                              2016          31.30          31.25      24,457.53
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          74.77          79.88      10,785.27
                                                                              2012          79.88          91.74      10,548.30
                                                                              2013          91.74         119.76      10,978.64
                                                                              2014         119.76         129.55      11,079.01
                                                                              2015         129.55         128.51      11,347.45
                                                                              2016         128.51         140.12      11,660.06





2.05 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)......... 2011           9.40           9.69           0.00
                                                                                2012           9.69          10.45           0.00
                                                                                2013          10.45          11.38       3,396.26
                                                                                2014          11.38          11.97       1,022.50
                                                                                2015          11.97          11.79         976.82
                                                                                2016          11.79          11.97         978.09
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03           0.00
                                                                                2015           1.03           1.00           0.00
                                                                                2016           1.00           1.00           0.00
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.94           9.31      56,539.18
                                                                                2012           9.31          10.36      45,063.35
                                                                                2013          10.36          12.03      37,211.38
                                                                                2014          12.03          12.50       8,179.15
                                                                                2015          12.50          12.16      15,084.02
                                                                                2016          12.16          12.84      19,415.17
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.20           8.62      60,887.71
                                                                                2012           8.62           9.81      37,687.89
                                                                                2013           9.81          12.03      36,539.53
                                                                                2014          12.03          12.54       2,175.90
                                                                                2015          12.54          12.19           0.00
                                                                                2016          12.19          13.01           0.00
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           7.98           8.45      62,852.12
                                                                                2012           8.45           9.72      25,487.39
                                                                                2013           9.72          12.36      22,102.98
                                                                                2014          12.36          13.10      21,258.89
                                                                                2015          13.10          13.67      19,443.36
                                                                                2016          13.67          14.61      19,029.63
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.45           9.77     152,975.72
                                                                                2012           9.77          10.61     142,391.84
                                                                                2013          10.61          11.80     138,060.55
                                                                                2014          11.80          12.27     130,409.55
                                                                                2015          12.27          11.93     127,551.26
                                                                                2016          11.93          12.51     124,523.09
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.17          10.55           0.00
                                                                                2012          10.55          11.43      16,460.77
                                                                                2013          11.43          10.82      15,890.27
                                                                                2014          10.82          11.02      13,342.45

2.05 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                                2015          11.02           9.76       9,416.48
                                                                                2016           9.76          10.42       4,682.03
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.33           9.33      31,258.45
                                                                                2012           9.33          10.91      12,830.55
                                                                                2013          10.91          12.31       2,296.00
                                                                                2014          12.31          11.66         591.38
                                                                                2015          11.66          11.17           0.00
                                                                                2016          11.17          11.50           0.00
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          14.92          15.08     234,901.53
                                                                                2012          15.08          15.30      92,505.13
                                                                                2013          15.30          14.61      53,061.94
                                                                                2014          14.61          15.10      36,384.67
                                                                                2015          15.10          14.81      29,274.17
                                                                                2016          14.81          14.82      28,981.47
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          45.41          46.09      13,350.43
                                                                                2012          46.09          48.44       6,281.60
                                                                                2013          48.44          46.98       4,230.46
                                                                                2014          46.98          49.16       3,545.05
                                                                                2015          49.16          48.32       2,445.48
                                                                                2016          48.32          48.70         802.84
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          24.44          25.38      29,062.09
                                                                                2012          25.38          28.36      19,818.05
                                                                                2013          28.36          37.21       8,776.98
                                                                                2014          37.21          39.60       1,336.13
                                                                                2015          39.60          41.13       1,234.30
                                                                                2016          41.13          40.24       1,199.99
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.24           9.52           0.00
                                                                                2012           9.52          10.18      15,748.52
                                                                                2013          10.18          11.00      17,497.16
                                                                                2014          11.00          11.42       7,982.19
                                                                                2015          11.42          11.17       7,685.38
                                                                                2016          11.17          11.43         683.73
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.47          10.43      51,536.70
                                                                                2012          10.43          11.64      34,558.23
                                                                                2013          11.64          15.03      21,303.52
                                                                                2014          15.03          16.15       8,214.39
                                                                                2015          16.15          14.85       6,930.54
                                                                                2016          14.85          17.18       3,978.44
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011).............. 2011          19.18          19.09           0.00
                                                                                2012          19.09          18.70           0.00
                                                                                2013          18.70          18.32           0.00
                                                                                2014          18.32          17.95           0.00
                                                                                2015          17.95          17.59           0.00
                                                                                2016          17.59          17.25           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)........... 2011          11.87          12.65      66,140.78
                                                                                2012          12.65          15.61      28,101.03
                                                                                2013          15.61          15.84      10,721.36
                                                                                2014          15.84          17.58       6,170.46
                                                                                2015          17.58          16.98       5,504.43
                                                                                2016          16.98          16.78       5,643.78
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)........ 2011           6.61           7.16      12,316.43
                                                                                2012           7.16           8.32      16,362.42
                                                                                2013           8.32          11.87       4,992.31
                                                                                2014          11.87          13.82      18,867.67
                                                                                2015          13.82          12.99      11,833.51
                                                                                2016          12.99          13.07      11,569.39
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).... 2011         112.82         116.80       8,093.35
                                                                                2012         116.80         140.18       5,653.66
                                                                                2013         140.18         176.87       1,892.24
                                                                                2014         176.87         183.80           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011).............. 2011          34.25          36.73       7,095.74
                                                                                2012          36.73          39.82       3,674.42
                                                                                2013          39.82          51.67       2,946.74
                                                                                2014          51.67          56.13       2,870.67
                                                                                2015          56.13          56.42       2,500.50
                                                                                2016          56.42          58.13       2,451.00
Harris Oakmark International Investment Division (Class B) (10/7/2011)......... 2011          15.77          15.78      67,568.31
                                                                                2012          15.78          19.98      34,943.47
                                                                                2013          19.98          25.54      16,834.31
                                                                                2014          25.54          23.57       7,090.06
                                                                                2015          23.57          22.05       6,444.14
                                                                                2016          22.05          23.37       5,442.17

2.05 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)..... 2012           1.01           1.04      74,303.63
                                                                                2013           1.04           1.04     120,906.96
                                                                                2014           1.04           1.07     118,052.31
                                                                                2015           1.07           1.01      96,330.46
                                                                                2016           1.01           1.10           0.00
Invesco Mid Cap Value Investment Division (Class B)............................ 2012          23.20          23.74      15,645.32
                                                                                2013          23.74          30.31       4,820.22
                                                                                2014          30.31          32.56       1,712.05
                                                                                2015          32.56          29.03       1,358.84
                                                                                2016          29.03          32.85       1,262.23
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011)................ 2011          19.08          21.12      38,593.02
                                                                                2012          21.12          23.31           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)............. 2011          13.36          14.51      43,483.34
                                                                                2012          14.51          16.81      13,810.16
                                                                                2013          16.81          23.08       4,603.62
                                                                                2014          23.08          24.40       2,486.81
                                                                                2015          24.40          23.50       1,908.26
                                                                                2016          23.50          25.66       1,824.57
Jennison Growth Investment Division (Class B) (10/7/2011)...................... 2011           4.52           4.69      43,416.71
                                                                                2012           4.69           5.31      47,319.39
                                                                                2013           5.31           7.12      12,269.17
                                                                                2014           7.12           7.59      11,497.29
                                                                                2015           7.59           8.22      10,912.36
                                                                                2016           8.22           8.04      10,733.36
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011)................ 2011           7.15           7.61      18,660.87
                                                                                2012           7.61           8.55           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................... 2013          10.87          10.29      23,291.03
                                                                                2014          10.29          10.60      28,202.82
                                                                                2015          10.60          10.43      22,701.75
                                                                                2016          10.43          10.45      18,214.47
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)................. 2011          10.42          10.54      21,283.41
                                                                                2012          10.54          10.84      23,741.72
                                                                                2013          10.84          10.81           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................... 2012           1.01           1.04       2,346.01
                                                                                2013           1.04           1.13       9,213.55
                                                                                2014           1.13           1.19       9,156.58
                                                                                2015           1.19           1.17       6,552.23
                                                                                2016           1.17           1.18      53,776.23
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)............. 2011          11.22          12.44      16,252.18
                                                                                2012          12.44          14.05      15,069.56
                                                                                2013          14.05          18.30      12,329.21
                                                                                2014          18.30          18.71      12,452.63
                                                                                2015          18.71          16.97      12,375.81
                                                                                2016          16.97          21.70       9,589.59
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)......... 2011          11.58          12.21      16,711.36
                                                                                2012          12.21          13.98      15,349.25
                                                                                2013          13.98          16.05      14,665.40
                                                                                2014          16.05          16.27      14,215.23
                                                                                2015          16.27          16.13      13,330.66
                                                                                2016          16.13          16.56      12,821.59
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)................. 2011          10.20          10.91       3,600.95
                                                                                2012          10.91          12.02       1,812.42
                                                                                2013          12.02          12.53           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)......... 2011          28.05          31.52      12,246.95
                                                                                2012          31.52          35.28       6,447.49
                                                                                2013          35.28          48.63       2,405.70
                                                                                2014          48.63          49.31         854.54
                                                                                2015          49.31          47.47         683.89
                                                                                2016          47.47          55.33         658.77
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).................................................................... 2011           9.44           9.71      15,367.97
                                                                                2012           9.71          11.31      15,632.82
                                                                                2013          11.31          10.53      18,363.99
                                                                                2014          10.53           9.64      19,441.99
                                                                                2015           9.64           8.14      22,746.69
                                                                                2016           8.14           8.89      18,971.32
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............ 2011          25.38          27.89      17,073.51
                                                                                2012          27.89          30.49       6,501.20
                                                                                2013          30.49          40.78         998.97
                                                                                2014          40.78          40.62       1,859.50

2.05 SEPARATE ACCOUNT CHARGE
                                                                                       BEGINNING OF                   NUMBER OF
                                                                                           YEAR        END OF YEAR   ACCUMULATION
                                                                                       ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
                                                                               2015          40.62          35.95       1,426.03
                                                                               2016          35.95          43.20       1,337.16
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)......................................................... 2011          13.95          13.95           0.00
                                                                               2012          13.95          16.11           0.00
                                                                               2013          16.11          20.14         815.91
                                                                               2014          20.14          18.41         866.24
                                                                               2015          18.41          19.07         673.50
                                                                               2016          19.07          19.78           0.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)....... 2011           9.91          10.17          57.48
                                                                               2012          10.17          10.69          58.29
                                                                               2013          10.69          10.87       2,967.01
                                                                               2014          10.87          10.73       3,051.08
                                                                               2015          10.73          10.43       2,514.00
                                                                               2016          10.43          11.16          62.59
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)................................................................... 2011           9.69           9.72       9,524.04
                                                                               2012           9.72           9.94           0.00
                                                                               2013           9.94           9.85           0.00
                                                                               2014           9.85           9.75           0.00
                                                                               2015           9.75           9.50           0.00
                                                                               2016           9.50           9.59           0.00
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)................................................................... 2011          11.75          11.78           0.00
                                                                               2012          11.78          13.19           0.00
                                                                               2013          13.19          13.06           0.00
                                                                               2014          13.06          12.94           0.00
                                                                               2015          12.94          12.15           0.00
                                                                               2016          12.15          12.00           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)................................................................... 2011          25.50          27.85      32,821.66
                                                                               2012          27.85          30.73      11,771.53
                                                                               2013          30.73          40.15       5,073.25
                                                                               2014          40.15          43.41       1,921.64
                                                                               2015          43.41          43.44       1,174.97
                                                                               2016          43.44          45.56       1,179.83
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............. 2011          48.30          52.12       3,407.29
                                                                               2012          52.12          57.91       3,116.40
                                                                               2013          57.91          76.18       2,099.65
                                                                               2014          76.18          84.72          18.09
                                                                               2015          84.72          86.73           0.00
                                                                               2016          86.73          92.00           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)........ 2011           9.41           9.97       3,178.47
                                                                               2012           9.97          11.40       3,446.96
                                                                               2013          11.40          14.47       3,595.02
                                                                               2014          14.47          14.89       3,414.19
                                                                               2015          14.89          14.30       3,414.19
                                                                               2016          14.30          15.27       3,414.19
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)......... 2011          11.71          11.99     198,144.68
                                                                               2012          11.99          12.83     205,156.50
                                                                               2013          12.83          13.11      72,717.53
                                                                               2014          13.11          13.41       2,661.67
                                                                               2015          13.41          13.06       2,483.28
                                                                               2016          13.06          13.38       2,080.57
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)......... 2011          11.23          11.60     123,990.92
                                                                               2012          11.60          12.67     138,999.46
                                                                               2013          12.67          13.77      83,285.54
                                                                               2014          13.77          14.15      39,746.36
                                                                               2015          14.15          13.71      14,992.62
                                                                               2016          13.71          14.25      14,712.28
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)......... 2011          10.68          11.13     657,704.57
                                                                               2012          11.13          12.34     595,832.00
                                                                               2013          12.34          14.27     368,681.49
                                                                               2014          14.27          14.68     199,514.51
                                                                               2015          14.68          14.20     130,928.34
                                                                               2016          14.20          14.90     127,280.36
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).................... 2013          11.25          12.77       6,171.58
                                                                               2014          12.77          12.69           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)......... 2011          10.06          10.59     544,817.85
                                                                               2012          10.59          11.97     503,745.96
                                                                               2013          11.97          14.58     405,700.17
                                                                               2014          14.58          15.03      66,383.96

2.05 SEPARATE ACCOUNT CHARGE
                                                                                            BEGINNING OF
                                                                                                YEAR
                                                                                            ACCUMULATION
INVESTMENT DIVISION                                                                  YEAR    UNIT VALUE
----------------------------------------------------------------------------------- ------ --------------
                                                                                    2015          15.03
                                                                                    2016          14.48
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)............. 2011           8.58
                                                                                    2012           9.15
                                                                                    2013          10.41
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).................... 2011           9.16
                                                                                    2012           9.34
                                                                                    2013          10.35
                                                                                    2014          11.59
                                                                                    2015          12.45
                                                                                    2016          11.70
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011).............. 2011          14.18
                                                                                    2012          15.57
                                                                                    2013          17.90
                                                                                    2014          23.29
                                                                                    2015          24.93
                                                                                    2016          23.78
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)....................................................................... 2012           0.98
                                                                                    2013           1.01
                                                                                    2014           1.12
                                                                                    2015           1.19
                                                                                    2016           1.16
MetLife Stock Index Investment Division (Class B) (10/7/2011)...................... 2011          30.87
                                                                                    2012          33.57
                                                                                    2013          37.96
                                                                                    2014          48.98
                                                                                    2015          54.27
                                                                                    2016          53.66
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)...... 2011          11.74
                                                                                    2012          11.90
                                                                                    2013          13.60
                                                                                    2014          15.89
                                                                                    2015          14.49
                                                                                    2016          13.94
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................ 2011          36.09
                                                                                    2012          38.13
                                                                                    2013          41.57
                                                                                    2014          48.35
                                                                                    2015          51.33
                                                                                    2016          50.08
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)....................... 2011           9.95
                                                                                    2012          10.84
                                                                                    2013          12.35
                                                                                    2014          16.38
                                                                                    2015          17.75
                                                                                    2016          17.32
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................. 2011           7.86
                                                                                    2012           8.52
                                                                                    2013           9.50
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          12.29
                                                                                    2012          12.46
                                                                                    2013          13.34
                                                                                    2014          18.17
                                                                                    2015          17.98
                                                                                    2016          16.73
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................. 2011          10.03
                                                                                    2012          10.13
                                                                                    2013          11.71
                                                                                    2014          13.94
                                                                                    2015          12.80
                                                                                    2016          12.38
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................. 2011          14.32
                                                                                    2012          15.77
                                                                                    2013          16.95
                                                                                    2014          22.95
                                                                                    2015          22.42
                                                                                    2016          22.05
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................. 2011          12.49
                                                                                    2012          13.62
                                                                                    2013          14.05



2.05 SEPARATE ACCOUNT CHARGE
                                                                                                     NUMBER OF
                                                                                      END OF YEAR   ACCUMULATION
                                                                                     ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                   UNIT VALUE        YEAR
----------------------------------------------------------------------------------- -------------- -------------
                                                                                           14.48           0.00
                                                                                           15.34           0.00
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............         9.15       9,627.03
                                                                                           10.41       9,101.35
                                                                                           11.18           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)....................         9.34           0.00
                                                                                           10.35       3,314.78
                                                                                           11.59       3,627.47
                                                                                           12.45         982.37
                                                                                           11.70       9,282.19
                                                                                           12.42       9,191.52
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)..............        15.57      72,962.46
                                                                                           17.90      37,706.75
                                                                                           23.29      19,785.12
                                                                                           24.93      11,355.83
                                                                                           23.78      10,407.47
                                                                                           27.99       9,961.75
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012).......................................................................         1.01           0.00
                                                                                            1.12      10,434.64
                                                                                            1.19      10,225.03
                                                                                            1.16       9,893.28
                                                                                            1.18       9,876.15
MetLife Stock Index Investment Division (Class B) (10/7/2011)......................        33.57     129,584.67
                                                                                           37.96      49,357.05
                                                                                           48.98      28,224.11
                                                                                           54.27      13,706.09
                                                                                           53.66      15,489.54
                                                                                           58.55      15,015.70
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)......        11.90      34,739.71
                                                                                           13.60      14,495.73
                                                                                           15.89       4,873.07
                                                                                           14.49       2,423.14
                                                                                           13.94       1,821.26
                                                                                           13.54           0.00
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................        38.13       6,109.91
                                                                                           41.57       1,531.71
                                                                                           48.35       1,017.03
                                                                                           51.33           0.00
                                                                                           50.08           0.00
                                                                                           53.45           0.00
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011).......................        10.84      31,785.71
                                                                                           12.35      14,934.43
                                                                                           16.38      14,016.30
                                                                                           17.75       1,827.67
                                                                                           17.32         280.27
                                                                                           19.37         313.03
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)..................................         8.52       2,405.54
                                                                                            9.50         838.19
                                                                                           10.39           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)............        12.46      26,713.74
                                                                                           13.34      17,175.14
                                                                                           18.17       8,994.17
                                                                                           17.98       3,099.77
                                                                                           16.73       3,066.38
                                                                                           15.00       3,207.48
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011).................        10.13      99,290.99
                                                                                           11.71      49,876.44
                                                                                           13.94      30,924.84
                                                                                           12.80      22,005.61
                                                                                           12.38      18,383.18
                                                                                           12.25      20,115.89
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011).................        15.77      20,589.40
                                                                                           16.95       8,252.77
                                                                                           22.95       4,818.19
                                                                                           22.42           0.00
                                                                                           22.05           0.00
                                                                                           25.58           0.00
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011).................................        13.62      15,211.89
                                                                                           14.05       8,935.83
                                                                                           15.20           0.00

2.05 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          14.87
                                                                                   2012          15.32
                                                                                   2013          18.19
                                                                                   2014          22.65
                                                                                   2015          22.66
                                                                                   2016          23.08
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.83
                                                                                   2012           8.17
                                                                                   2013           9.78
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          14.02
                                                                                   2012          14.27
                                                                                   2013          15.25
                                                                                   2014          13.56
                                                                                   2015          13.66
                                                                                   2016          12.97
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.21
                                                                                   2012          15.52
                                                                                   2013          16.62
                                                                                   2014          15.97
                                                                                   2015          16.30
                                                                                   2016          15.97
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.58
                                                                                   2012          10.70
                                                                                   2013          10.82
                                                                                   2014          10.12
                                                                                   2015          10.66
                                                                                   2016          10.49
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.70
                                                                                   2015          11.39
                                                                                   2016          11.02
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          13.86
                                                                                   2012          15.62
                                                                                   2013          17.76
                                                                                   2014          24.05
                                                                                   2015          24.68
                                                                                   2016          23.10
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............ 2012           1.01
                                                                                   2013           1.06
                                                                                   2014           1.14
                                                                                   2015           1.21
                                                                                   2016           1.17
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011).............. 2011          10.58
                                                                                   2012          11.17
                                                                                   2013          12.35
                                                                                   2014          13.67
                                                                                   2015          14.17
                                                                                   2016          13.61
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................ 2011           9.83
                                                                                   2012          10.43
                                                                                   2013          11.75
                                                                                   2014          13.60
                                                                                   2015          14.04
                                                                                   2016          13.44
T. Rowe Price Large Cap Growth Investment Division (Class B)...................... 2013          15.85
                                                                                   2014          19.92
                                                                                   2015          21.24
                                                                                   2016          23.00
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)......................... 2011           5.70
                                                                                   2012           5.72
                                                                                   2013           6.29
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011           8.83
                                                                                   2012           9.47
                                                                                   2013          10.54
                                                                                   2014          14.11
                                                                                   2015          15.59
                                                                                   2016          16.29
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).......... 2011          14.78
                                                                                   2012          16.47
                                                                                   2013          18.70



2.05 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        15.32      29,824.08
                                                                                          18.19      18,629.18
                                                                                          22.65       5,000.85
                                                                                          22.66         699.38
                                                                                          23.08         402.55
                                                                                          22.66         427.85
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.17       1,202.27
                                                                                           9.78         103.95
                                                                                          10.38           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03           0.00
                                                                                           0.95           0.00
                                                                                           1.03           0.00
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.27      50,885.16
                                                                                          15.25      40,821.09
                                                                                          13.56      32,887.87
                                                                                          13.66      23,879.20
                                                                                          12.97      19,031.29
                                                                                          13.34      27,980.63
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        15.52     175,720.58
                                                                                          16.62     100,588.64
                                                                                          15.97      80,434.82
                                                                                          16.30      66,164.16
                                                                                          15.97      64,200.54
                                                                                          16.05      65,798.90
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.70           0.00
                                                                                          10.82       4,725.36
                                                                                          10.12       1,336.14
                                                                                          10.66           0.00
                                                                                          10.49           0.00
                                                                                          10.41           0.00
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.70           0.00
                                                                                          11.39           0.00
                                                                                          11.02           0.00
                                                                                          11.29           0.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        15.62      33,343.31
                                                                                          17.76      21,512.18
                                                                                          24.05       9,099.15
                                                                                          24.68       2,640.65
                                                                                          23.10       2,612.65
                                                                                          27.37       2,625.67
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012)............         1.06       5,800.38
                                                                                           1.14      12,569.60
                                                                                           1.21      12,440.34
                                                                                           1.17       9,734.77
                                                                                           1.21       9,668.72
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)..............        11.17     329,553.88
                                                                                          12.35     312,475.42
                                                                                          13.67     109,960.41
                                                                                          14.17      88,955.92
                                                                                          13.61      29,934.72
                                                                                          14.10      28,677.97
SSGA Growth ETF Investment Division (Class B) (10/7/2011))........................        10.43      23,889.08
                                                                                          11.75      21,231.13
                                                                                          13.60       3,933.45
                                                                                          14.04           0.00
                                                                                          13.44           0.00
                                                                                          14.07           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B)......................        19.92      29,455.13
                                                                                          21.24      11,135.36
                                                                                          23.00       5,712.34
                                                                                          22.88       6,558.73
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011).........................         5.72     128,984.56
                                                                                           6.29      73,697.73
                                                                                           6.56           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011)............         9.47     134,850.19
                                                                                          10.54      88,029.90
                                                                                          14.11      60,387.69
                                                                                          15.59      36,071.22
                                                                                          16.29      24,019.16
                                                                                          16.95      24,260.43
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011)..........        16.47      26,835.49
                                                                                          18.70      15,031.37
                                                                                          26.41       7,561.46

2.05 SEPARATE ACCOUNT CHARGE
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                          2014          26.41          27.60       4,931.38
                                                                          2015          27.60          27.70       3,385.59
                                                                          2016          27.70          30.26       4,137.35
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011).............................................................. 2011          14.52          15.14       1,027.34
                                                                          2012          15.14          15.21       1,661.90
                                                                          2013          15.21          16.51       1,411.83
                                                                          2014          16.51          13.13       1,264.67
                                                                          2015          13.13           8.65       1,747.83
                                                                          2016           8.65          12.18       4,431.68
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)....................................................... 2016                         26.93      12,400.55
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011).......................................... 2011          20.41          21.58      39,640.28
                                                                          2012          21.58          23.87      29,494.64
                                                                          2013          23.87          25.25      18,921.29
                                                                          2014          25.25          25.94      13,907.60
                                                                          2015          25.94          24.86      13,323.58
                                                                          2016          24.86          25.56           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)....................................................... 2016                         27.50      15,446.95
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011)................................................... 2011          22.22          22.74      21,394.23
                                                                          2012          22.74          24.83      17,557.77
                                                                          2013          24.83          24.67      17,931.30
                                                                          2014          24.67          25.24      17,723.16
                                                                          2015          25.24          24.37      17,518.33
                                                                          2016          24.37          24.92           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011).............................................................. 2011          16.06          16.13      33,008.38
                                                                          2012          16.13          16.28       7,940.14
                                                                          2013          16.28          15.81       2,080.22
                                                                          2014          15.81          15.88       1,592.74
                                                                          2015          15.88          15.61       1,571.85
                                                                          2016          15.61          15.45       1,618.96





                                                                                       AT 2.30 SEPARATE ACCOUNT CHARGE:
                                                                              --------------------------------------------------
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).................................................................. 2011          21.29          21.92      89,152.02
                                                                              2012          21.92          25.31      54,019.83
                                                                              2013          25.31          31.73      23,248.89
                                                                              2014          31.73          31.67       9,539.90
                                                                              2015          31.67          31.03       5,926.56
                                                                              2016          31.03          30.96       5,917.36
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)....... 2011          73.74          78.77      26,286.99
                                                                              2012          78.77          90.43      13,723.88
                                                                              2013          90.43         117.98       5,229.67
                                                                              2014         117.98         127.56       1,991.39
                                                                              2015         127.56         126.47       1,842.40
                                                                              2016         126.47         137.84       1,944.56





2.10 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
AB Global Dynamic Allocation Investment Division (Class B) (10/7/2011)....... 2011           9.40           9.69           0.00
                                                                              2012           9.69          10.44           0.00
                                                                              2013          10.44          11.36           0.00
                                                                              2014          11.36          11.94           0.00
                                                                              2015          11.94          11.76       1,134.49
                                                                              2016          11.76          11.93       1,157.18

2.10 SEPARATE ACCOUNT CHARGE
                                                                                        BEGINNING OF                   NUMBER OF
                                                                                            YEAR        END OF YEAR   ACCUMULATION
                                                                                        ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
Allianz Global Investors Dynamic Multi-Asset Plus investment Division
(Class B) (4/28/2014).......................................................... 2014           0.99           1.03           0.00
                                                                                2015           1.03           1.00           0.00
                                                                                2016           1.00           1.00           0.00
American Funds(Reg. TM) Balanced Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.93           9.30      60,129.42
                                                                                2012           9.30          10.33      58,058.54
                                                                                2013          10.33          12.00      25,080.58
                                                                                2014          12.00          12.46      24,239.94
                                                                                2015          12.46          12.11      23,395.93
                                                                                2016          12.11          12.79      23,046.32
American Funds(Reg. TM) Growth Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           8.18           8.61     262,539.05
                                                                                2012           8.61           9.79     207,904.55
                                                                                2013           9.79          11.99     195,158.92
                                                                                2014          11.99          12.50     184,074.78
                                                                                2015          12.50          12.14     183,292.70
                                                                                2016          12.14          12.96     137,576.47
American Funds(Reg. TM) Growth Investment Division (Class C) (10/7/2011)....... 2011           7.97           8.43           0.00
                                                                                2012           8.43           9.70           0.00
                                                                                2013           9.70          12.32           0.00
                                                                                2014          12.32          13.06           0.00
                                                                                2015          13.06          13.61           0.00
                                                                                2016          13.61          14.54           0.00
American Funds(Reg. TM) Moderate Allocation Investment Division (Class C)
(10/7/2011).................................................................... 2011           9.43           9.75      69,926.04
                                                                                2012           9.75          10.59     104,718.84
                                                                                2013          10.59          11.77     101,003.59
                                                                                2014          11.77          12.23      97,545.38
                                                                                2015          12.23          11.88      73,273.13
                                                                                2016          11.88          12.45      69,942.38
AQR Global Risk Balanced Investment Division (Class B) (10/7/2011)............. 2011          10.16          10.55           0.00
                                                                                2012          10.55          11.42           0.00
                                                                                2013          11.42          10.80       2,396.99
                                                                                2014          10.80          11.00       5,255.12
                                                                                2015          11.00           9.74       5,923.84
                                                                                2016           9.74          10.39       5,923.84
Baillie Gifford International Stock Investment Division (Class B) (10/7/2011).. 2011           9.23           9.24           0.00
                                                                                2012           9.24          10.80           0.00
                                                                                2013          10.80          12.17           0.00
                                                                                2014          12.17          11.52           0.00
                                                                                2015          11.52          11.04           0.00
                                                                                2016          11.04          11.35           0.00
Barclays Aggregate Bond Index Investment Division (Class B) (10/7/2011)........ 2011          14.82          14.98       5,800.43
                                                                                2012          14.98          15.20       4,302.67
                                                                                2013          15.20          14.50       7,543.58
                                                                                2014          14.50          14.98       7,973.53
                                                                                2015          14.98          14.68       8,291.22
                                                                                2016          14.68          14.68       8,328.26
BlackRock Bond Income Investment Division (Class B) (10/7/2011)................ 2011          44.78          45.44         503.15
                                                                                2012          45.44          47.73         395.43
                                                                                2013          47.73          46.27         420.87
                                                                                2014          46.27          48.39         407.88
                                                                                2015          48.39          47.55         411.75
                                                                                2016          47.55          47.90         411.53
BlackRock Capital Appreciation Investment Division (Class B) (10/7/2011)....... 2011          24.23          25.16           0.00
                                                                                2012          25.16          28.11           0.00
                                                                                2013          28.11          36.86           0.00
                                                                                2014          36.86          39.21           0.00
                                                                                2015          39.21          40.70           0.00
                                                                                2016          40.70          39.80           0.00
BlackRock Global Tactical Strategies Investment Division (Class B)
(10/7/2011).................................................................... 2011           9.24           9.52           0.00
                                                                                2012           9.52          10.17           0.00
                                                                                2013          10.17          10.99           0.00
                                                                                2014          10.99          11.40           0.00
                                                                                2015          11.40          11.15           0.00
                                                                                2016          11.15          11.40           0.00
BlackRock Large Cap Value Investment Division (Class B) (10/7/2011)............ 2011           9.42          10.38         603.54
                                                                                2012          10.38          11.58           0.00
                                                                                2013          11.58          14.94           0.00
                                                                                2014          14.94          16.05           0.00
                                                                                2015          16.05          14.74           0.00
                                                                                2016          14.74          17.05           0.00

2.10 SEPARATE ACCOUNT CHARGE
                                                                                      BEGINNING OF                   NUMBER OF
                                                                                          YEAR        END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE        YEAR
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Ultra-Short Term Bond Investment Division (Class B) (formerly
BlackRock Money Market Investment Division (Class B)) (10/7/2011)............ 2011          18.91          18.82           0.00
                                                                              2012          18.82          18.43           0.00
                                                                              2013          18.43          18.05           0.00
                                                                              2014          18.05          17.67           0.00
                                                                              2015          17.67          17.30           0.00
                                                                              2016          17.30          16.96           0.00
Clarion Global Real Estate Investment Division (Class B) (10/7/2011)......... 2011          11.81          12.58       7,443.84
                                                                              2012          12.58          15.52       6,441.63
                                                                              2013          15.52          15.73       9,024.00
                                                                              2014          15.73          17.45       8,760.82
                                                                              2015          17.45          16.85       5,921.64
                                                                              2016          16.85          16.64       5,815.65
ClearBridge Aggressive Growth Investment Division (Class B) (10/7/2011)...... 2011           6.58           7.12       7,895.98
                                                                              2012           7.12           8.27       7,600.61
                                                                              2013           8.27          11.79       7,129.66
                                                                              2014          11.79          13.73       6,968.03
                                                                              2015          13.73          12.90       7,411.93
                                                                              2016          12.90          12.97       7,307.90
ClearBridge Aggressive Growth Investment Division (Class B) (formerly
ClearBridge Aggressive Growth II Investment Division (Class B)) (10/7/2011).. 2011         111.17         115.07         274.82
                                                                              2012         115.07         138.03         266.96
                                                                              2013         138.03         174.08         266.96
                                                                              2014         174.08         180.87           0.00
Frontier Mid Cap Growth Investment Division (Class B) (10/7/2011)............ 2011          33.85          36.29          43.35
                                                                              2012          36.29          39.34           0.00
                                                                              2013          39.34          51.01           0.00
                                                                              2014          51.01          55.39           0.00
                                                                              2015          55.39          55.65           0.00
                                                                              2016          55.65          57.30           0.00
Harris Oakmark International Investment Division (Class B) (10/7/2011)....... 2011          15.69          15.70       3,349.03
                                                                              2012          15.70          19.87       3,215.01
                                                                              2013          19.87          25.39       3,009.31
                                                                              2014          25.39          23.42       2,940.90
                                                                              2015          23.42          21.89       3,001.37
                                                                              2016          21.89          23.19       2,927.06
Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012)... 2012           1.01           1.04           0.00
                                                                              2013           1.04           1.04      25,910.72
                                                                              2014           1.04           1.07      70,890.17
                                                                              2015           1.07           1.00      82,329.45
                                                                              2016           1.00           1.10      82,329.45
Invesco Mid Cap Value Investment Division (Class B).......................... 2012          23.04          23.57       1,206.50
                                                                              2013          23.57          30.08       1,026.81
                                                                              2014          30.08          32.30         979.28
                                                                              2015          32.30          28.78       1,074.88
                                                                              2016          28.78          32.56         968.38
Invesco Mid Cap Value Investment Division (Class B) (10/7/2011).............. 2011          18.96          20.98       1,771.72
                                                                              2012          20.98          23.15           0.00
Invesco Small Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          13.29          14.44           0.00
                                                                              2012          14.44          16.71           0.00
                                                                              2013          16.71          22.94           0.00
                                                                              2014          22.94          24.24           0.00
                                                                              2015          24.24          23.33           0.00
                                                                              2016          23.33          25.46           0.00
Jennison Growth Investment Division (Class B) (10/7/2011).................... 2011           4.49           4.67           0.00
                                                                              2012           4.67           5.28           0.00
                                                                              2013           5.28           7.07           0.00
                                                                              2014           7.07           7.53           0.00
                                                                              2015           7.53           8.15       1,684.10
                                                                              2016           8.15           7.97       1,847.54
Jennison Growth Investment Division (Class B) (formerly Oppenheimer
Capital Appreciation Investment Division (Class B)) (10/7/2011).............. 2011           7.12           7.57           0.00
                                                                              2012           7.57           8.50           0.00
JPMorgan Core Bond Investment Division (Class B) (4/29/2013)................. 2013          10.84          10.26           0.00
                                                                              2014          10.26          10.56           0.00
                                                                              2015          10.56          10.39           0.00
                                                                              2016          10.39          10.40           0.00
JPMorgan Core Bond Investment Division (Class B) (formerly American
Funds(Reg. TM) Bond Investment Division (Class C)) (10/7/2011)............... 2011          10.40          10.52           0.00
                                                                              2012          10.52          10.81           0.00
                                                                              2013          10.81          10.78           0.00
JPMorgan Global Active Allocation Investment Division (Class B)
(4/30/2012).................................................................. 2012           1.01           1.04           0.00
                                                                              2013           1.04           1.13      12,495.59
                                                                              2014           1.13           1.18      29,691.71

2.10 SEPARATE ACCOUNT CHARGE
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
                                                                                 2015           1.18
                                                                                 2016           1.17
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011).............. 2011          11.19
                                                                                 2012          12.40
                                                                                 2013          14.00
                                                                                 2014          18.22
                                                                                 2015          18.62
                                                                                 2016          16.88
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011).......... 2011          11.55
                                                                                 2012          12.17
                                                                                 2013          13.94
                                                                                 2014          15.99
                                                                                 2015          16.20
                                                                                 2016          16.05
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011).................. 2011          10.19
                                                                                 2012          10.89
                                                                                 2013          12.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011).......... 2011          27.81
                                                                                 2012          31.24
                                                                                 2013          34.95
                                                                                 2014          48.15
                                                                                 2015          48.80
                                                                                 2016          46.96
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011)..................................................................... 2011           9.41
                                                                                 2012           9.68
                                                                                 2013          11.27
                                                                                 2014          10.49
                                                                                 2015           9.60
                                                                                 2016           8.10
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011)............. 2011          25.15
                                                                                 2012          27.63
                                                                                 2013          30.19
                                                                                 2014          40.36
                                                                                 2015          40.18
                                                                                 2016          35.54
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)........................................................... 2011          13.93
                                                                                 2012          13.92
                                                                                 2013          16.07
                                                                                 2014          20.09
                                                                                 2015          18.35
                                                                                 2016          19.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011)......... 2011           9.90
                                                                                 2012          10.16
                                                                                 2013          10.68
                                                                                 2014          10.85
                                                                                 2015          10.71
                                                                                 2016          10.40
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011)..................................................................... 2011           9.68
                                                                                 2012           9.72
                                                                                 2013           9.93
                                                                                 2014           9.84
                                                                                 2015           9.74
                                                                                 2016           9.47
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011)..................................................................... 2011          11.74
                                                                                 2012          11.77
                                                                                 2013          13.17
                                                                                 2014          13.03
                                                                                 2015          12.90
                                                                                 2016          12.11
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011)..................................................................... 2011          25.28
                                                                                 2012          27.61
                                                                                 2013          30.45
                                                                                 2014          39.77
                                                                                 2015          42.97
                                                                                 2016          42.98
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)............... 2011          47.62



2.10 SEPARATE ACCOUNT CHARGE
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
                                                                                         1.17      45,192.90
                                                                                         1.18      45,471.82
JPMorgan Small Cap Value Investment Division (Class B) (10/7/2011)..............        12.40           0.00
                                                                                        14.00           0.00
                                                                                        18.22           0.00
                                                                                        18.62           0.00
                                                                                        16.88           0.00
                                                                                        21.57           0.00
Loomis Sayles Global Markets Investment Division (Class B) (10/7/2011)..........        12.17           0.00
                                                                                        13.94           0.00
                                                                                        15.99       4,028.78
                                                                                        16.20       3,937.44
                                                                                        16.05       3,650.21
                                                                                        16.47       3,480.71
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (10/7/2011)..................        10.89       5,188.27
                                                                                        12.00       4,994.18
                                                                                        12.49           0.00
Loomis Sayles Small Cap Core Investment Division (Class B) (10/7/2011)..........        31.24       1,834.50
                                                                                        34.95       1,765.87
                                                                                        48.15       1,656.46
                                                                                        48.80       1,618.91
                                                                                        46.96       1,500.81
                                                                                        54.71       1,431.12
Met/Aberdeen Emerging Markets Equity Investment Division (Class B)
(formerly MFS(Reg. TM) Emerging Markets Equity Investment Division (Class B))
(10/7/2011).....................................................................         9.68           0.00
                                                                                        11.27           0.00
                                                                                        10.49           0.00
                                                                                         9.60           0.00
                                                                                         8.10           0.00
                                                                                         8.85           0.00
Met/Artisan Mid Cap Value Investment Division (Class B) (10/7/2011).............        27.63       2,111.19
                                                                                        30.19       2,032.21
                                                                                        40.36       1,906.30
                                                                                        40.18       1,863.08
                                                                                        35.54       1,727.17
                                                                                        42.69       1,646.97
Met/Dimensional International Small Company Investment Division
(Class B) (10/7/2011)...........................................................        13.92           0.00
                                                                                        16.07           0.00
                                                                                        20.09           0.00
                                                                                        18.35           0.00
                                                                                        19.00           0.00
                                                                                        19.69           0.00
Met/Eaton Vance Floating Rate Investment Division (Class B) (10/7/2011).........        10.16           0.00
                                                                                        10.68           0.00
                                                                                        10.85           0.00
                                                                                        10.71           0.00
                                                                                        10.40           0.00
                                                                                        11.13           0.00
Met/Franklin Low Duration Total Return Investment Division (Class B)
(10/7/2011).....................................................................         9.72           0.00
                                                                                         9.93           0.00
                                                                                         9.84           0.00
                                                                                         9.74           0.00
                                                                                         9.47           0.00
                                                                                         9.57           0.00
Met/Templeton International Bond Investment Division (Class B)
(10/7/2011).....................................................................        11.77           0.00
                                                                                        13.17           0.00
                                                                                        13.03           0.00
                                                                                        12.90           0.00
                                                                                        12.11           0.00
                                                                                        11.96           0.00
Met/Wellington Core Equity Opportunities Investment Division (Class B)
(formerly WMC Core Equity Opportunities Investment Division (Class B))
(10/7/2011).....................................................................        27.61         485.75
                                                                                        30.45         479.28
                                                                                        39.77         412.30
                                                                                        42.97         392.76
                                                                                        42.98         397.78
                                                                                        45.06         392.56
Met/Wellington Large Cap Research Investment Division (Class B) (formerly
WMC Large Cap Research Investment Division (Class B)) (10/7/2011)...............        51.38           0.00

2.10 SEPARATE ACCOUNT CHARGE
                                                                                             BEGINNING OF
                                                                                                 YEAR
                                                                                             ACCUMULATION
INVESTMENT DIVISION                                                                   YEAR    UNIT VALUE
------------------------------------------------------------------------------------ ------ --------------
                                                                                     2012          51.38
                                                                                     2013          57.06
                                                                                     2014          75.03
                                                                                     2015          83.39
                                                                                     2016          85.33
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011).............. 2011           9.38
                                                                                     2012           9.93
                                                                                     2013          11.36
                                                                                     2014          14.40
                                                                                     2015          14.82
                                                                                     2016          14.22
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)............... 2011          11.68
                                                                                     2012          11.95
                                                                                     2013          12.78
                                                                                     2014          13.05
                                                                                     2015          13.35
                                                                                     2016          12.99
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)............... 2011          11.19
                                                                                     2012          11.56
                                                                                     2013          12.62
                                                                                     2014          13.71
                                                                                     2015          14.08
                                                                                     2016          13.64
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)............... 2011          10.65
                                                                                     2012          11.09
                                                                                     2013          12.29
                                                                                     2014          14.21
                                                                                     2015          14.61
                                                                                     2016          14.13
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013).......................... 2013          11.22
                                                                                     2014          12.73
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)............... 2011          10.03
                                                                                     2012          10.55
                                                                                     2013          11.92
                                                                                     2014          14.52
                                                                                     2015          14.96
                                                                                     2016          14.40
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011).............. 2011           8.57
                                                                                     2012           9.13
                                                                                     2013          10.38
MetLife Balanced Plus Investment Division (Class B) (10/7/2011)..................... 2011           9.16
                                                                                     2012           9.33
                                                                                     2013          10.34
                                                                                     2014          11.58
                                                                                     2015          12.43
                                                                                     2016          11.67
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)............... 2011          14.10
                                                                                     2012          15.48
                                                                                     2013          17.79
                                                                                     2014          23.14
                                                                                     2015          24.75
                                                                                     2016          23.60
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................ 2012           0.98
                                                                                     2013           1.01
                                                                                     2014           1.11
                                                                                     2015           1.19
                                                                                     2016           1.15
MetLife Stock Index Investment Division (Class B) (10/7/2011)....................... 2011          30.54
                                                                                     2012          33.21
                                                                                     2013          37.53
                                                                                     2014          48.40
                                                                                     2015          53.61
                                                                                     2016          52.97
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011)....... 2011          11.68
                                                                                     2012          11.83
                                                                                     2013          13.52
                                                                                     2014          15.79
                                                                                     2015          14.39
                                                                                     2016          13.84
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011)................. 2011          35.65
                                                                                     2012          37.66



2.10 SEPARATE ACCOUNT CHARGE
                                                                                                      NUMBER OF
                                                                                       END OF YEAR   ACCUMULATION
                                                                                      ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                    UNIT VALUE        YEAR
------------------------------------------------------------------------------------ -------------- -------------
                                                                                            57.06           0.00
                                                                                            75.03           0.00
                                                                                            83.39           0.00
                                                                                            85.33           0.00
                                                                                            90.47           0.00
MetLife Asset Allocation 100 Investment Division (Class B) (10/7/2011)..............         9.93           0.00
                                                                                            11.36           0.00
                                                                                            14.40           0.00
                                                                                            14.82           0.00
                                                                                            14.22           0.00
                                                                                            15.18           0.00
MetLife Asset Allocation 20 Investment Division (Class B) (10/7/2011)...............        11.95      20,837.13
                                                                                            12.78      20,618.39
                                                                                            13.05      20,390.62
                                                                                            13.35      20,161.47
                                                                                            12.99      19,916.64
                                                                                            13.30      19,108.83
MetLife Asset Allocation 40 Investment Division (Class B) (10/7/2011)...............        11.56           0.00
                                                                                            12.62           0.00
                                                                                            13.71           0.00
                                                                                            14.08           0.00
                                                                                            13.64           0.00
                                                                                            14.17           0.00
MetLife Asset Allocation 60 Investment Division (Class B) (10/7/2011)...............        11.09      23,831.59
                                                                                            12.29      23,538.04
                                                                                            14.21       1,260.00
                                                                                            14.61           0.00
                                                                                            14.13           0.00
                                                                                            14.82           0.00
MetLife Asset Allocation 80 Investment Division (Class A) (formerly MetLife
Growth Strategy Investment Division (Class B)) (4/29/2013)..........................        12.73           0.00
                                                                                            12.65           0.00
MetLife Asset Allocation 80 Investment Division (Class B) (10/7/2011)...............        10.55      48,932.06
                                                                                            11.92      48,480.95
                                                                                            14.52      65,547.25
                                                                                            14.96      64,968.52
                                                                                            14.40      64,327.25
                                                                                            15.25      59,336.54
MetLife Asset Allocation 80 Investment Division (formerly MetLife Growth
Strategy Investment Division (Class B) and before that Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (10/7/2011)..............         9.13           0.00
                                                                                            10.38           0.00
                                                                                            11.15           0.00
MetLife Balanced Plus Investment Division (Class B) (10/7/2011).....................         9.33           0.00
                                                                                            10.34           0.00
                                                                                            11.58       3,115.98
                                                                                            12.43       7,307.85
                                                                                            11.67       9,413.81
                                                                                            12.39       9,445.02
MetLife Mid Cap Stock Index Investment Division (Class B) (10/7/2011)...............        15.48         994.35
                                                                                            17.79         972.31
                                                                                            23.14       1,233.77
                                                                                            24.75       1,214.29
                                                                                            23.60       1,239.96
                                                                                            27.76       1,196.87
MetLife Multi-Index Targeted Risk Investment Division (Class B)
(11/12/2012)........................................................................         1.01           0.00
                                                                                             1.11      55,379.09
                                                                                             1.19      54,725.18
                                                                                             1.15      65,285.97
                                                                                             1.18      65,033.60
MetLife Stock Index Investment Division (Class B) (10/7/2011).......................        33.21       5,948.06
                                                                                            37.53       5,751.27
                                                                                            48.40       7,187.22
                                                                                            53.61       6,784.31
                                                                                            52.97       6,859.80
                                                                                            57.77       6,704.59
MFS(Reg. TM) Research International Investment Division (Class B) (10/7/2011).......        11.83           0.00
                                                                                            13.52           0.00
                                                                                            15.79           0.00
                                                                                            14.39           0.00
                                                                                            13.84           0.00
                                                                                            13.43           0.00
MFS(Reg. TM) Total Return Investment Division (Class B) (10/7/2011).................        37.66           0.00
                                                                                            41.04           0.00

2.10 SEPARATE ACCOUNT CHARGE
                                                                                           BEGINNING OF
                                                                                               YEAR
                                                                                           ACCUMULATION
INVESTMENT DIVISION                                                                 YEAR    UNIT VALUE
---------------------------------------------------------------------------------- ------ --------------
                                                                                   2013          41.04
                                                                                   2014          47.71
                                                                                   2015          50.62
                                                                                   2016          49.37
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)...................... 2011           9.88
                                                                                   2012          10.77
                                                                                   2013          12.26
                                                                                   2014          16.26
                                                                                   2015          17.61
                                                                                   2016          17.18
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011)................................. 2011           7.84
                                                                                   2012           8.50
                                                                                   2013           9.48
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)........... 2011          12.20
                                                                                   2012          12.36
                                                                                   2013          13.23
                                                                                   2014          18.01
                                                                                   2015          17.82
                                                                                   2016          16.57
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................ 2011           9.97
                                                                                   2012          10.06
                                                                                   2013          11.63
                                                                                   2014          13.84
                                                                                   2015          12.70
                                                                                   2016          12.28
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................ 2011          14.24
                                                                                   2012          15.68
                                                                                   2013          16.85
                                                                                   2014          22.80
                                                                                   2015          22.26
                                                                                   2016          21.88
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................ 2011          12.43
                                                                                   2012          13.55
                                                                                   2013          13.97
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)............... 2011          14.76
                                                                                   2012          15.21
                                                                                   2013          18.04
                                                                                   2014          22.46
                                                                                   2015          22.46
                                                                                   2016          22.86
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)................... 2011           7.81
                                                                                   2012           8.16
                                                                                   2013           9.76
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........ 2014           0.99
                                                                                   2015           1.03
                                                                                   2016           0.95
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011).......... 2011          13.96
                                                                                   2012          14.20
                                                                                   2013          15.18
                                                                                   2014          13.48
                                                                                   2015          13.59
                                                                                   2016          12.89
PIMCO Total Return Investment Division (Class B) (10/7/2011)...................... 2011          15.13
                                                                                   2012          15.44
                                                                                   2013          16.52
                                                                                   2014          15.87
                                                                                   2015          16.19
                                                                                   2016          15.85
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)...... 2011          10.58
                                                                                   2012          10.70
                                                                                   2013          10.81
                                                                                   2014          10.10
                                                                                   2015          10.64
                                                                                   2016          10.46
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)........... 2013          10.21
                                                                                   2014          10.70
                                                                                   2015          11.38
                                                                                   2016          11.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011)............. 2011          13.77
                                                                                   2012          15.52
                                                                                   2013          17.63
                                                                                   2014          23.86



2.10 SEPARATE ACCOUNT CHARGE
                                                                                                    NUMBER OF
                                                                                     END OF YEAR   ACCUMULATION
                                                                                    ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                  UNIT VALUE        YEAR
---------------------------------------------------------------------------------- -------------- -------------
                                                                                          47.71           0.00
                                                                                          50.62           0.00
                                                                                          49.37           0.00
                                                                                          52.66           0.00
MFS(Reg. TM) Value Investment Division (Class B) (10/7/2011)......................        10.77           0.00
                                                                                          12.26           0.00
                                                                                          16.26           0.00
                                                                                          17.61           0.00
                                                                                          17.18           0.00
                                                                                          19.19           0.00
MFS(Reg. TM) Value Investment Division (Class B) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (10/7/2011).................................         8.50           0.00
                                                                                           9.48           0.00
                                                                                          10.36           0.00
Morgan Stanley Mid Cap Growth Investment Division (Class B) (10/7/2011)...........        12.36           0.00
                                                                                          13.23           0.00
                                                                                          18.01           0.00
                                                                                          17.82           0.00
                                                                                          16.57           0.00
                                                                                          14.85           0.00
MSCI EAFE(Reg. TM) Index Investment Division (Class B) (10/7/2011)................        10.06       4,494.63
                                                                                          11.63       4,582.47
                                                                                          13.84       6,149.77
                                                                                          12.70       6,799.19
                                                                                          12.28       7,318.48
                                                                                          12.14       7,751.58
Neuberger Berman Genesis Investment Division (Class B) (10/7/2011)................        15.68         200.05
                                                                                          16.85           0.00
                                                                                          22.80           0.00
                                                                                          22.26           0.00
                                                                                          21.88           0.00
                                                                                          25.37           0.00
Neuberger Berman Genesis Investment Division (Class B) (formerly MLA
Mid Cap Investment Division (Class B)) (10/7/2011)................................        13.55           0.00
                                                                                          13.97           0.00
                                                                                          15.11           0.00
Oppenheimer Global Equity Investment Division (Class B) (10/7/2011)...............        15.21       4,968.61
                                                                                          18.04       4,726.77
                                                                                          22.46       3,801.79
                                                                                          22.46       3,708.74
                                                                                          22.86       3,749.82
                                                                                          22.44       3,675.62
Oppenheimer Global Equity Investment Division (Class B) (formerly
Met/Templeton Growth Investment Division (Class B)) (10/7/2011)...................         8.16           0.00
                                                                                           9.76           0.00
                                                                                          10.35           0.00
PanAgora Global Diversified Risk Investment Division (Class B) (4/28/2014)........         1.03           0.00
                                                                                           0.95           0.00
                                                                                           1.03           0.00
PIMCO Inflation Protected Bond Investment Division (Class B) (10/7/2011)..........        14.20       9,283.54
                                                                                          15.18       8,983.71
                                                                                          13.48       8,751.78
                                                                                          13.59       8,672.18
                                                                                          12.89       8,421.84
                                                                                          13.25       8,274.11
PIMCO Total Return Investment Division (Class B) (10/7/2011)......................        15.44       4,708.68
                                                                                          16.52       3,397.61
                                                                                          15.87       3,187.09
                                                                                          16.19       3,114.83
                                                                                          15.85       2,887.61
                                                                                          15.93       2,753.52
Pyramis(Reg. TM) Government Income Investment Division (Class B) (10/7/2011)......        10.70           0.00
                                                                                          10.81           0.00
                                                                                          10.10           0.00
                                                                                          10.64           0.00
                                                                                          10.46           0.00
                                                                                          10.38       5,825.40
Pyramis(Reg. TM) Managed Risk Investment Division (Class B) (4/29/2013)...........        10.70           0.00
                                                                                          11.38           0.00
                                                                                          11.00           0.00
                                                                                          11.27           0.00
Russell 2000(Reg. TM) Index Investment Division (Class B) (10/7/2011).............        15.52       1,004.61
                                                                                          17.63         997.02
                                                                                          23.86       1,215.23
                                                                                          24.49       1,238.54

2.10 SEPARATE ACCOUNT CHARGE
                                                                                   BEGINNING OF                   NUMBER OF
                                                                                       YEAR        END OF YEAR   ACCUMULATION
                                                                                   ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE        YEAR
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
                                                                           2015          24.49          22.90       1,273.16
                                                                           2016          22.90          27.12       1,236.93
Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012           1.01           1.06           0.00
                                                                           2013           1.06           1.14      30,893.71
                                                                           2014           1.14           1.20      73,532.29
                                                                           2015           1.20           1.17      83,517.92
                                                                           2016           1.17           1.21      83,517.92
SSGA Growth and Income ETF Investment Division (Class B) (10/7/2011)...... 2011          10.55          11.14      37,737.11
                                                                           2012          11.14          12.31      37,303.12
                                                                           2013          12.31          13.61      36,876.63
                                                                           2014          13.61          14.10      36,454.56
                                                                           2015          14.10          13.54      31,852.42
                                                                           2016          13.54          14.02      31,410.09
SSGA Growth ETF Investment Division (Class B) (10/7/2011))................ 2011           9.80          10.40           0.00
                                                                           2012          10.40          11.71           0.00
                                                                           2013          11.71          13.54           0.00
                                                                           2014          13.54          13.97           0.00
                                                                           2015          13.97          13.37           0.00
                                                                           2016          13.37          13.99           0.00
T. Rowe Price Large Cap Growth Investment Division (Class B).............. 2013          15.73          19.77       1,165.08
                                                                           2014          19.77          21.07       1,085.95
                                                                           2015          21.07          22.80       1,588.14
                                                                           2016          22.80          22.67       1,636.21
T. Rowe Price Large Cap Growth Investment Division (Class B) (formerly
RCM Technology Investment Division (Class B)) (10/7/2011)................. 2011           5.67           5.69           0.00
                                                                           2012           5.69           6.25           0.00
                                                                           2013           6.25           6.52           0.00
T. Rowe Price Mid Cap Growth Investment Division (Class B) (10/7/2011).... 2011           8.79           9.42           0.00
                                                                           2012           9.42          10.48           0.00
                                                                           2013          10.48          14.02           0.00
                                                                           2014          14.02          15.48           0.00
                                                                           2015          15.48          16.17         823.08
                                                                           2016          16.17          16.82         856.68
T. Rowe Price Small Cap Growth Investment Division (Class B) (10/7/2011).. 2011          14.67          16.34           0.00
                                                                           2012          16.34          18.55           0.00
                                                                           2013          18.55          26.19           0.00
                                                                           2014          26.19          27.35           0.00
                                                                           2015          27.35          27.44         459.24
                                                                           2016          27.44          29.96         510.14
Van Eck Global Natural Resources Investment Division (Class B)
(10/7/2011)............................................................... 2011          14.50          15.12           0.00
                                                                           2012          15.12          15.18           0.00
                                                                           2013          15.18          16.46           0.00
                                                                           2014          16.46          13.09           0.00
                                                                           2015          13.09           8.61           0.00
                                                                           2016           8.61          12.13           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B)........................................................ 2016                         26.63       2,005.51
Western Asset Management Strategic Bond Opportunities Investment
Division (Class B) (formerly Lord Abbett Bond Debenture Investment
Division (Class B)) (10/7/2011)........................................... 2011          20.25          21.41       3,485.91
                                                                           2012          21.41          23.67       2,526.75
                                                                           2013          23.67          25.03       2,370.19
                                                                           2014          25.03          25.70       2,316.46
                                                                           2015          25.70          24.61       2,147.47
                                                                           2016          24.61          25.30           0.00
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E)........................................................ 2016                         27.20       2,208.38
Western Asset Management Strategic Bond Opportunities Investment
Division (Class E) (formerly Pioneer Strategic Income Investment Division
(Class E)) (10/7/2011).................................................... 2011          22.03          22.54           0.00
                                                                           2012          22.54          24.60           0.00
                                                                           2013          24.60          24.43           0.00
                                                                           2014          24.43          24.98           0.00
                                                                           2015          24.98          24.11           0.00
                                                                           2016          24.11          24.65           0.00
Western Asset Management U.S. Government Investment Division (Class B)
(10/7/2011)............................................................... 2011          15.92          15.99           0.00
                                                                           2012          15.99          16.13           0.00
                                                                           2013          16.13          15.66           0.00
                                                                           2014          15.66          15.72           0.00
                                                                           2015          15.72          15.44           0.00
                                                                           2016          15.44          15.27           0.00

                                                                                   AT 2.35 SEPARATE
                                                                                    ACCOUNT CHARGE:
                                                                                 ---------------------
                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011)..................................................................... 2011          21.15
                                                                                 2012          21.77
                                                                                 2013          25.12
                                                                                 2014          31.48
                                                                                 2015          31.40
                                                                                 2016          30.75
American Funds Growth-Income Investment Division (Class 2) (10/7/2011).......... 2011          72.73
                                                                                 2012          77.68
                                                                                 2013          89.13
                                                                                 2014         116.23
                                                                                 2015         125.60
                                                                                 2016         124.47
The assets of the Lord Abbett Bond Debenture Investment Division of the
Met Investors Fund merged into Western Asset Management Strategic Bond
Opportunities Investment Division of the Metropolitan Fund on May 2,
2016. Accumulation Unit Values prior to May 2, 2016 are those of the Lord
Abbett Bond Debenture Investment Division.......................................
The assets of the Pioneer Strategic Income Investment Division of the Met
Investors Fund merged into Western Asset Management Strategic Bond
Opportunities Investment Division of the Metropolitan Fund on May 2,
2016. Accumulation Unit Values prior to May 2, 2016 are those of the
Pioneer Strategic Income Investment Division....................................
The assets of the ClearBridge Aggressive Growth II Investment Division of
the Met Investors Fund merged into ClearBridge Aggressive Growth
Investment Division of the Met Investors Fund on April 28, 2014.
Accumulation Unit Values prior to April 28, 2014 are those of the
ClearBridge Aggressive Growth II Investment Division............................
The assets of the MetLife Growth Strategy Investment Division of the Met
Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment
Division........................................................................
The assets of the Met/Franklin Income Investment Division of the Met
Investors Fund were merged into Loomis Sayles Global Markets Investment
Division of the Met Investors Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the Met/Franklin Income
Investment Division.............................................................
The assets of the Met/Franklin Mutual Shares Investment Division of the Met
Investors Fund were merged into MFS(Reg. TM) Value Investment Division of the
Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Mutual Shares Investment
Division........................................................................
The assets of the Met/Franklin Templeton Founding Strategy Investment
Division of the Met Investors Fund were merged into MetLife Growth
Strategy Investment Division of the Met Investors Fund on April 29, 2013.
Accumulation Unit Values prior to April 29, 2013 are those of the
Met/Franklin Templeton Founding Strategy Investment Division....................
The assets of the MLA Mid Cap Investment Division of the Met Investors
Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the MLA Mid Cap Investment Division.................
The assets of the RCM Technology Investment Division of the Met Investors
Fund were merged into T. Rowe Price Large Cap Growth Investment
Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the RCM Technology Investment
Division........................................................................
The assets of the Met/Templeton Growth Investment Division of the Met
Investors Fund were merged into Oppenheimer Global Equity Investment
Division of the Met Investors Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the Met/Templeton Growth
Investment Division.............................................................
The assets of the Oppenheimer Global Equity Investment Division of the
Metropolitan Fund were merged into Oppenheimer Global Equity
Investment Division of the Met Investors Trust on April 29, 2013.
Accumulation Unit Values prior to April 29, 2013 are those of the
Oppenheimer Global Equity Portfolio of the Metropolitan Fund....................
C Class shares of the JP Morgan Core Bond Investment Division of the Met
Investors Fund were exchanged for B Class shares of the JP Morgan Core
Bond Investment Division of the Met Investors Fund on April 29, 2013............
The assets of the Oppenheimer Capital Appreciation Investment Division of
the Met Investors Fund were merged into the Jennison Growth Investment
Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit
Values prior to April 30, 2012 are those of the Oppenheimer Capital
Appreciation Investment Division................................................



                                                                                   AT 2.35 SEPARATE ACCOUNT
                                                                                            CHARGE:
                                                                                 ----------------------------
                                                                                                  NUMBER OF
                                                                                   END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                                UNIT VALUE        YEAR
-------------------------------------------------------------------------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)
(10/7/2011).....................................................................        21.77       1,436.29
                                                                                        25.12         589.52
                                                                                        31.48         516.90
                                                                                        31.40         540.06
                                                                                        30.75         554.04
                                                                                        30.67         573.53
American Funds Growth-Income Investment Division (Class 2) (10/7/2011)..........        77.68         520.88
                                                                                        89.13         165.24
                                                                                       116.23         142.17
                                                                                       125.60         134.55
                                                                                       124.47         137.94
                                                                                       135.59       1,873.99
The assets of the Lord Abbett Bond Debenture Investment Division of the
Met Investors Fund merged into Western Asset Management Strategic Bond
Opportunities Investment Division of the Metropolitan Fund on May 2,
2016. Accumulation Unit Values prior to May 2, 2016 are those of the Lord
Abbett Bond Debenture Investment Division.......................................
The assets of the Pioneer Strategic Income Investment Division of the Met
Investors Fund merged into Western Asset Management Strategic Bond
Opportunities Investment Division of the Metropolitan Fund on May 2,
2016. Accumulation Unit Values prior to May 2, 2016 are those of the
Pioneer Strategic Income Investment Division....................................
The assets of the ClearBridge Aggressive Growth II Investment Division of
the Met Investors Fund merged into ClearBridge Aggressive Growth
Investment Division of the Met Investors Fund on April 28, 2014.
Accumulation Unit Values prior to April 28, 2014 are those of the
ClearBridge Aggressive Growth II Investment Division............................
The assets of the MetLife Growth Strategy Investment Division of the Met
Investors Fund merged into MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment
Division........................................................................
The assets of the Met/Franklin Income Investment Division of the Met
Investors Fund were merged into Loomis Sayles Global Markets Investment
Division of the Met Investors Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the Met/Franklin Income
Investment Division.............................................................
The assets of the Met/Franklin Mutual Shares Investment Division of the Met
Investors Fund were merged into MFS(Reg. TM) Value Investment Division of the
Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the Met/Franklin Mutual Shares Investment
Division........................................................................
The assets of the Met/Franklin Templeton Founding Strategy Investment
Division of the Met Investors Fund were merged into MetLife Growth
Strategy Investment Division of the Met Investors Fund on April 29, 2013.
Accumulation Unit Values prior to April 29, 2013 are those of the
Met/Franklin Templeton Founding Strategy Investment Division....................
The assets of the MLA Mid Cap Investment Division of the Met Investors
Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to
April 29, 2013 are those of the MLA Mid Cap Investment Division.................
The assets of the RCM Technology Investment Division of the Met Investors
Fund were merged into T. Rowe Price Large Cap Growth Investment
Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the RCM Technology Investment
Division........................................................................
The assets of the Met/Templeton Growth Investment Division of the Met
Investors Fund were merged into Oppenheimer Global Equity Investment
Division of the Met Investors Fund on April 29, 2013. Accumulation Unit
Values prior to April 29, 2013 are those of the Met/Templeton Growth
Investment Division.............................................................
The assets of the Oppenheimer Global Equity Investment Division of the
Metropolitan Fund were merged into Oppenheimer Global Equity
Investment Division of the Met Investors Trust on April 29, 2013.
Accumulation Unit Values prior to April 29, 2013 are those of the
Oppenheimer Global Equity Portfolio of the Metropolitan Fund....................
C Class shares of the JP Morgan Core Bond Investment Division of the Met
Investors Fund were exchanged for B Class shares of the JP Morgan Core
Bond Investment Division of the Met Investors Fund on April 29, 2013............
The assets of the Oppenheimer Capital Appreciation Investment Division of
the Met Investors Fund were merged into the Jennison Growth Investment
Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit
Values prior to April 30, 2012 are those of the Oppenheimer Capital
Appreciation Investment Division................................................

                                                                                   AT 2.35 SEPARATE ACCOUNT CHARGE:
                                                                          --------------------------------------------------
                                                                                  BEGINNING OF                   NUMBER OF
                                                                                      YEAR        END OF YEAR   ACCUMULATION
                                                                                  ACCUMULATION   ACCUMULATION   UNITS END OF
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE        YEAR
------------------------------------------------------------------------- ------ -------------- -------------- -------------
The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund
were merged into the Lord Abbett Mid Cap Value Investment Division of the
Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to
April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment
Division of the Metropolitan Fund........................................

                              FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Investment Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A as of December 31, 2016, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2016, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 24, 2017

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2016


                                                                                          AMERICAN FUNDS
                                              AMERICAN FUNDS        AMERICAN FUNDS         GLOBAL SMALL          AMERICAN FUNDS
                                                   BOND              GLOBAL GROWTH        CAPITALIZATION             GROWTH
                                            INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value............  $          92,324,403  $            552,875  $         458,931,656  $        963,320,711
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Assets....................             92,324,403               552,875            458,931,656           963,320,711
                                          ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     14                    --                     22                    10
   Due to Metropolitan Life
     Insurance Company..................                      1                    --                      1                     2
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                     15                    --                     23                    12
                                          ---------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $          92,324,388  $            552,875  $         458,931,633  $        963,320,699
                                          =====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          92,169,097  $            552,875  $         458,441,332  $        962,553,133
   Net assets from contracts in payout..                155,291                    --                490,301               767,566
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $          92,324,388  $            552,875  $         458,931,633  $        963,320,699
                                          =====================  ====================  =====================  ====================



 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                             AMERICAN FUNDS       BLACKROCK GLOBAL       CALVERT VP SRI         CALVERT VP SRI
                                              GROWTH-INCOME        ALLOCATION V.I.          BALANCED            MID CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $        798,505,853  $            521,357  $          52,584,591  $          10,134,827
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Assets....................           798,505,853               521,357             52,584,591             10,134,827
                                          --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     8                     3                      3                     --
   Due to Metropolitan Life
     Insurance Company..................                   147                    --                      1                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                   155                     3                      4                     --
                                          --------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $        798,505,698  $            521,354  $          52,584,587  $          10,134,827
                                          ====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        797,304,864  $            521,354  $          52,584,587  $          10,134,827
   Net assets from contracts in payout..             1,200,834                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $        798,505,698  $            521,354  $          52,584,587  $          10,134,827
                                          ====================  ====================  =====================  =====================


                                              DELAWARE VIP          FIDELITY VIP          FIDELITY VIP          FIDELITY VIP
                                             SMALL CAP VALUE         CONTRAFUND           EQUITY-INCOME         FREEDOM 2020
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $             34,484  $          1,206,625  $         80,761,385  $           1,711,114
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................                34,484             1,206,625            80,761,385              1,711,114
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     1                     1                     3                     --
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     1                     1                     3                     --
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $             34,483  $          1,206,624  $         80,761,382  $           1,711,114
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             34,483  $          1,206,624  $         79,653,937  $           1,711,114
   Net assets from contracts in payout..                    --                    --             1,107,445                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $             34,483  $          1,206,624  $         80,761,382  $           1,711,114
                                          ====================  ====================  ====================  =====================


                                              FIDELITY VIP           FIDELITY VIP
                                              FREEDOM 2025           FREEDOM 2030
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $           1,453,627  $           2,081,941
   Due from Metropolitan Life
     Insurance Company..................                     --                     --
                                          ---------------------  ---------------------
        Total Assets....................              1,453,627              2,081,941
                                          ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     --                     --
   Due to Metropolitan Life
     Insurance Company..................                      1                     --
                                          ---------------------  ---------------------
        Total Liabilities...............                      1                     --
                                          ---------------------  ---------------------

NET ASSETS..............................  $           1,453,626  $           2,081,941
                                          =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $           1,453,626  $           2,081,941
   Net assets from contracts in payout..                     --                     --
                                          ---------------------  ---------------------
        Total Net Assets................  $           1,453,626  $           2,081,941
                                          =====================  =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                              FIDELITY VIP          FIDELITY VIP           FIDELITY VIP          FIDELITY VIP
                                              FREEDOM 2040          FREEDOM 2050         FUNDSMANAGER 50%      FUNDSMANAGER 60%
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $            184,274  $            147,402  $         296,580,948  $         286,717,673
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Assets....................               184,274               147,402            296,580,948            286,717,673
                                          --------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    --                    --                     --                     --
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                      1                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Liabilities...............                    --                    --                      1                     --
                                          --------------------  --------------------  ---------------------  ---------------------

NET ASSETS..............................  $            184,274  $            147,402  $         296,580,947  $         286,717,673
                                          ====================  ====================  =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            184,274  $            147,402  $         296,580,947  $         286,717,673
   Net assets from contracts in payout..                    --                    --                     --                     --
                                          --------------------  --------------------  ---------------------  ---------------------
        Total Net Assets................  $            184,274  $            147,402  $         296,580,947  $         286,717,673
                                          ====================  ====================  =====================  =====================


                                              FIDELITY VIP                                 FIDELITY VIP
                                               GOVERNMENT                                INVESTMENT GRADE        FIDELITY VIP
                                              MONEY MARKET       FIDELITY VIP GROWTH           BOND                 MID CAP
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $          6,122,224  $          83,862,384  $         12,364,481  $            649,196
   Due from Metropolitan Life
     Insurance Company..................                    --                     --                    --                    --
                                          --------------------  ---------------------  --------------------  --------------------
        Total Assets....................             6,122,224             83,862,384            12,364,481               649,196
                                          --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    --                     --                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                     1                      1                    --                    --
                                          --------------------  ---------------------  --------------------  --------------------
        Total Liabilities...............                     1                      1                    --                    --
                                          --------------------  ---------------------  --------------------  --------------------

NET ASSETS..............................  $          6,122,223  $          83,862,383  $         12,364,481  $            649,196
                                          ====================  =====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          6,122,223  $          83,862,383  $         12,364,481  $            649,196
   Net assets from contracts in payout..                    --                     --                    --                    --
                                          --------------------  ---------------------  --------------------  --------------------
        Total Net Assets................  $          6,122,223  $          83,862,383  $         12,364,481  $            649,196
                                          ====================  =====================  ====================  ====================


                                            FTVIPT TEMPLETON
                                               DEVELOPING          FTVIPT TEMPLETON
                                               MARKETS VIP            FOREIGN VIP
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------
ASSETS:
   Investments at fair value............  $            221,198  $               1,390
   Due from Metropolitan Life
     Insurance Company..................                     1                      1
                                          --------------------  ---------------------
        Total Assets....................               221,199                  1,391
                                          --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     1                      1
   Due to Metropolitan Life
     Insurance Company..................                    --                     --
                                          --------------------  ---------------------
        Total Liabilities...............                     1                      1
                                          --------------------  ---------------------

NET ASSETS..............................  $            221,198  $               1,390
                                          ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            221,198  $               1,390
   Net assets from contracts in payout..                    --                     --
                                          --------------------  ---------------------
        Total Net Assets................  $            221,198  $               1,390
                                          ====================  =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                                                                             LMPVET                LMPVET
                                              IVY VIP ASSET          JANUS ASPEN      CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
                                                STRATEGY             ENTERPRISE           APPRECIATION        DIVIDEND STRATEGY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $              2,651  $            247,765  $             32,120  $             66,434
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                 2,651               247,765                32,120                66,434
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                     1                     1                     1
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     1                     1                     1                     1
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $              2,650  $            247,764  $             32,119  $             66,433
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $              2,650  $            247,764  $             32,119  $             66,433
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $              2,650  $            247,764  $             32,119  $             66,433
                                          ====================  ====================  ====================  ====================


                                                                                             LMPVET
                                                 LMPVET                LMPVET             ENTRUSTPERMAL
                                          CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE       ALTERNATIVE          LMPVIT WESTERN
                                            LARGE CAP GROWTH      SMALL CAP GROWTH         SELECT VIT           ASSET CORE PLUS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value............  $            693,532  $             41,208  $           2,205,505  $            165,327
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                    --
                                          --------------------  --------------------  ---------------------  --------------------
        Total Assets....................               693,532                41,208              2,205,505               165,327
                                          --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                     1                      1                    --
   Due to Metropolitan Life
     Insurance Company..................                    --                     1                     --                     1
                                          --------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                     1                     2                      1                     1
                                          --------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $            693,531  $             41,206  $           2,205,504  $            165,326
                                          ====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            693,531  $             41,206  $           2,205,504  $            165,326
   Net assets from contracts in payout..                    --                    --                     --                    --
                                          --------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $            693,531  $             41,206  $           2,205,504  $            165,326
                                          ====================  ====================  =====================  ====================


                                                                     MIST ALLIANZ
                                                                   GLOBAL INVESTORS
                                              MIST AB GLOBAL            DYNAMIC
                                            DYNAMIC ALLOCATION     MULTI-ASSET PLUS
                                            INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $       1,594,255,025  $         74,463,740
   Due from Metropolitan Life
     Insurance Company..................                     --                    --
                                          ---------------------  --------------------
        Total Assets....................          1,594,255,025            74,463,740
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      5                     5
   Due to Metropolitan Life
     Insurance Company..................                      1                     1
                                          ---------------------  --------------------
        Total Liabilities...............                      6                     6
                                          ---------------------  --------------------

NET ASSETS..............................  $       1,594,255,019  $         74,463,734
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       1,594,218,275  $         74,463,734
   Net assets from contracts in payout..                 36,744                    --
                                          ---------------------  --------------------
        Total Net Assets................  $       1,594,255,019  $         74,463,734
                                          =====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                              MIST AMERICAN         MIST AMERICAN                               MIST AMERICAN
                                             FUNDS BALANCED         FUNDS GROWTH          MIST AMERICAN        FUNDS MODERATE
                                               ALLOCATION            ALLOCATION           FUNDS GROWTH           ALLOCATION
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        854,544,983  $        423,353,685  $        371,921,171  $         943,720,969
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................           854,544,983           423,353,685           371,921,171            943,720,969
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     6                     7                     7                      4
   Due to Metropolitan Life
     Insurance Company..................                     2                     1                     3                      2
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     8                     8                    10                      6
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $        854,544,975  $        423,353,677  $        371,921,161  $         943,720,963
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        854,166,928  $        423,293,113  $        371,890,620  $         943,272,070
   Net assets from contracts in payout..               378,047                60,564                30,541                448,893
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $        854,544,975  $        423,353,677  $        371,921,161  $         943,720,963
                                          ====================  ====================  ====================  =====================


                                                                    MIST BLACKROCK
                                             MIST AQR GLOBAL        GLOBAL TACTICAL       MIST BLACKROCK         MIST CLARION
                                              RISK BALANCED           STRATEGIES            HIGH YIELD        GLOBAL REAL ESTATE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $       1,265,046,979  $      1,989,443,863  $            331,032  $        220,012,348
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                    --                     3
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................          1,265,046,979         1,989,443,863               331,032           220,012,351
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      3                     6                     2                    17
   Due to Metropolitan Life
     Insurance Company..................                      3                     1                     1                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                      6                     7                     3                    17
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $       1,265,046,973  $      1,989,443,856  $            331,029  $        220,012,334
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       1,265,016,708  $      1,989,376,184  $            331,029  $        219,818,782
   Net assets from contracts in payout..                 30,265                67,672                    --               193,552
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $       1,265,046,973  $      1,989,443,856  $            331,029  $        220,012,334
                                          =====================  ====================  ====================  ====================



                                            MIST CLEARBRIDGE         MIST GOLDMAN
                                            AGGRESSIVE GROWTH     SACHS MID CAP VALUE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        556,843,927  $             324,310
   Due from Metropolitan Life
     Insurance Company..................                    12                     --
                                          --------------------  ---------------------
        Total Assets....................           556,843,939                324,310
                                          --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    14                      2
   Due to Metropolitan Life
     Insurance Company..................                    --                      1
                                          --------------------  ---------------------
        Total Liabilities...............                    14                      3
                                          --------------------  ---------------------

NET ASSETS..............................  $        556,843,925  $             324,307
                                          ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        556,576,403  $             324,307
   Net assets from contracts in payout..               267,522                     --
                                          --------------------  ---------------------
        Total Net Assets................  $        556,843,925  $             324,307
                                          ====================  =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                               MIST HARRIS          MIST INVESCO
                                                 OAKMARK            BALANCED-RISK              MIST              MIST INVESCO
                                              INTERNATIONAL          ALLOCATION          INVESCO COMSTOCK        MID CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        494,276,847  $         522,371,530  $             14,410  $        432,480,594
   Due from Metropolitan Life
     Insurance Company..................                     4                     --                     1                    46
                                          --------------------  ---------------------  --------------------  --------------------
        Total Assets....................           494,276,851            522,371,530                14,411           432,480,640
                                          --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    20                      2                     3                    14
   Due to Metropolitan Life
     Insurance Company..................                    --                      1                    --                    --
                                          --------------------  ---------------------  --------------------  --------------------
        Total Liabilities...............                    20                      3                     3                    14
                                          --------------------  ---------------------  --------------------  --------------------

NET ASSETS..............................  $        494,276,831  $         522,371,527  $             14,408  $        432,480,626
                                          ====================  =====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        493,892,076  $         522,371,527  $             14,408  $        431,949,815
   Net assets from contracts in payout..               384,755                     --                    --               530,811
                                          --------------------  ---------------------  --------------------  --------------------
        Total Net Assets................  $        494,276,831  $         522,371,527  $             14,408  $        432,480,626
                                          ====================  =====================  ====================  ====================


                                                                                              MIST
                                              MIST INVESCO          MIST JPMORGAN        JPMORGAN GLOBAL        MIST JPMORGAN
                                            SMALL CAP GROWTH          CORE BOND         ACTIVE ALLOCATION      SMALL CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         51,145,418  $         97,321,518  $        811,489,229  $         26,497,524
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            51,145,418            97,321,518           811,489,229            26,497,524
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    19                     4                     2                     8
   Due to Metropolitan Life
     Insurance Company..................                     2                     1                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    21                     5                     2                     9
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         51,145,397  $         97,321,513  $        811,489,227  $         26,497,515
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         51,123,235  $         97,308,039  $        811,489,227  $         26,496,362
   Net assets from contracts in payout..                22,162                13,474                    --                 1,153
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         51,145,397  $         97,321,513  $        811,489,227  $         26,497,515
                                          ====================  ====================  ====================  ====================


                                                                  MIST MET/ABERDEEN
                                           MIST LOOMIS SAYLES         EMERGING
                                             GLOBAL MARKETS        MARKETS EQUITY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        117,860,078  $         51,521,599
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           117,860,078            51,521,599
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    10                     9
   Due to Metropolitan Life
     Insurance Company..................                     2                     1
                                          --------------------  --------------------
        Total Liabilities...............                    12                    10
                                          --------------------  --------------------

NET ASSETS..............................  $        117,860,066  $         51,521,589
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        117,815,059  $         51,513,247
   Net assets from contracts in payout..                45,007                 8,342
                                          --------------------  --------------------
        Total Net Assets................  $        117,860,066  $         51,521,589
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                         MIST MET/FRANKLIN           MIST
                                            MIST MET/ARTISAN        MIST MET/EATON         LOW DURATION          MET/TEMPLETON
                                              INTERNATIONAL       VANCE FLOATING RATE      TOTAL RETURN       INTERNATIONAL BOND
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $               2,649  $         26,476,754  $         82,027,404  $          7,790,772
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................                  2,649            26,476,754            82,027,404             7,790,772
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      2                     6                    11                     7
   Due to Metropolitan Life
     Insurance Company..................                     --                     1                     2                     1
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                      2                     7                    13                     8
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $               2,647  $         26,476,747  $         82,027,391  $          7,790,764
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $               2,647  $         26,476,747  $         81,961,102  $          7,790,764
   Net assets from contracts in payout..                     --                    --                66,289                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $               2,647  $         26,476,747  $         82,027,391  $          7,790,764
                                          =====================  ====================  ====================  ====================


                                                  MIST
                                             MET/WELLINGTON                                                      MIST METLIFE
                                           LARGE CAP RESEARCH        VARIABLE B            VARIABLE C        ASSET ALLOCATION 100
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        691,190,851  $         11,083,638  $          1,421,419  $         218,682,430
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................           691,190,851            11,083,638             1,421,419            218,682,430
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    19                    --                    --                      6
   Due to Metropolitan Life
     Insurance Company..................                     4                    --                    --                      8
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                    23                    --                    --                     14
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $        691,190,828  $         11,083,638  $          1,421,419  $         218,682,416
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        683,798,238  $         10,787,995  $          1,421,419  $         212,578,584
   Net assets from contracts in payout..             7,392,590               295,643                    --              6,103,832
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $        691,190,828  $         11,083,638  $          1,421,419  $         218,682,416
                                          ====================  ====================  ====================  =====================


                                                                     MIST METLIFE
                                               MIST METLIFE           MULTI-INDEX
                                               BALANCED PLUS         TARGETED RISK
                                            INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $       3,476,074,959  $        900,136,790
   Due from Metropolitan Life
     Insurance Company..................                     --                    --
                                          ---------------------  --------------------
        Total Assets....................          3,476,074,959           900,136,790
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                      4                     7
   Due to Metropolitan Life
     Insurance Company..................                     --                    --
                                          ---------------------  --------------------
        Total Liabilities...............                      4                     7
                                          ---------------------  --------------------

NET ASSETS..............................  $       3,476,074,955  $        900,136,783
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       3,475,994,104  $        900,136,783
   Net assets from contracts in payout..                 80,851                    --
                                          ---------------------  --------------------
        Total Net Assets................  $       3,476,074,955  $        900,136,783
                                          =====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                              MIST
                                              MIST METLIFE        MIST MFS RESEARCH      MORGAN STANLEY       MIST OPPENHEIMER
                                             SMALL CAP VALUE        INTERNATIONAL        MID CAP GROWTH         GLOBAL EQUITY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         18,727,170  $        185,265,748  $        269,357,075  $        240,714,712
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            18,727,170           185,265,748           269,357,075           240,714,712
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     6                    17                    18                    17
   Due to Metropolitan Life
     Insurance Company..................                    --                    10                     3                     6
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     6                    27                    21                    23
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         18,727,164  $        185,265,721  $        269,357,054  $        240,714,689
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         18,727,164  $        184,876,424  $        268,959,749  $        240,443,542
   Net assets from contracts in payout..                    --               389,297               397,305               271,147
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         18,727,164  $        185,265,721  $        269,357,054  $        240,714,689
                                          ====================  ====================  ====================  ====================


                                                  MIST                  MIST
                                             PANAGORA GLOBAL       PIMCO INFLATION        MIST PIMCO            MIST PYRAMIS
                                            DIVERSIFIED RISK       PROTECTED BOND        TOTAL RETURN         GOVERNMENT INCOME
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         79,219,070  $        435,881,003  $        925,935,328  $        511,947,388
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     4                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            79,219,070           435,881,003           925,935,332           511,947,388
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     5                    10                    13                     1
   Due to Metropolitan Life
     Insurance Company..................                     1                     3                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     6                    13                    13                     2
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         79,219,064  $        435,880,990  $        925,935,319  $        511,947,386
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         79,219,064  $        435,374,310  $        925,306,859  $        511,934,621
   Net assets from contracts in payout..                    --               506,680               628,460                12,765
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         79,219,064  $        435,880,990  $        925,935,319  $        511,947,386
                                          ====================  ====================  ====================  ====================



                                              MIST PYRAMIS         MIST SCHRODERS
                                              MANAGED RISK       GLOBAL MULTI-ASSET
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        376,214,061  $        537,033,273
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           376,214,061           537,033,273
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     5                     4
   Due to Metropolitan Life
     Insurance Company..................                     1                     1
                                          --------------------  --------------------
        Total Liabilities...............                     6                     5
                                          --------------------  --------------------

NET ASSETS..............................  $        376,214,055  $        537,033,268
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        376,214,055  $        537,031,450
   Net assets from contracts in payout..                    --                 1,818
                                          --------------------  --------------------
        Total Net Assets................  $        376,214,055  $        537,033,268
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                            MIST SSGA GROWTH            MIST           MIST T. ROWE PRICE   MIST T. ROWE PRICE
                                             AND INCOME ETF        SSGA GROWTH ETF       LARGE CAP VALUE      MID CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        861,727,170  $        145,066,214  $            441,529  $        451,415,573
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           861,727,170           145,066,214               441,529           451,415,573
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     7                     8                     2                    10
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     1                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     8                     9                     3                    13
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        861,727,162  $        145,066,205  $            441,526  $        451,415,560
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        861,523,829  $        145,043,912  $            441,526  $        451,002,721
   Net assets from contracts in payout..               203,333                22,293                    --               412,839
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        861,727,162  $        145,066,205  $            441,526  $        451,415,560
                                          ====================  ====================  ====================  ====================


                                                                                               MSF
                                              MIST TCW CORE     MSF BAILLIE GIFFORD    BARCLAYS AGGREGATE       MSF BLACKROCK
                                              FIXED INCOME      INTERNATIONAL STOCK        BOND INDEX            BOND INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $            318,474  $        120,269,144  $      1,148,709,502  $        470,040,589
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................               318,474           120,269,144         1,148,709,502           470,040,589
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     2                    13                    11                    13
   Due to Metropolitan Life
     Insurance Company..................                    --                     3                     5                     2
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     2                    16                    16                    15
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $            318,472  $        120,269,128  $      1,148,709,486  $        470,040,574
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            318,472  $        119,955,372  $      1,145,904,315  $        467,587,858
   Net assets from contracts in payout..                    --               313,756             2,805,171             2,452,716
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $            318,472  $        120,269,128  $      1,148,709,486  $        470,040,574
                                          ====================  ====================  ====================  ====================



                                              MSF BLACKROCK          MSF BLACKROCK
                                          CAPITAL APPRECIATION      LARGE CAP VALUE
                                           INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        162,149,296  $        262,264,235
   Due from Metropolitan Life
     Insurance Company..................                     2                    15
                                          --------------------  ---------------------
        Total Assets....................           162,149,298           262,264,250
                                          --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    17                    12
   Due to Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  ---------------------
        Total Liabilities...............                    17                    12
                                          --------------------  ---------------------

NET ASSETS..............................  $        162,149,281  $        262,264,238
                                          ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        161,320,588  $        262,160,836
   Net assets from contracts in payout..               828,693               103,402
                                          --------------------  ---------------------
        Total Net Assets................  $        162,149,281  $        262,264,238
                                          ====================  =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                              MSF BLACKROCK
                                               ULTRA-SHORT          MSF FRONTIER               MSF            MSF LOOMIS SAYLES
                                                TERM BOND          MID CAP GROWTH        JENNISON GROWTH       SMALL CAP CORE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $         60,125,423  $        455,250,828  $        166,434,971  $         181,016,886
   Due from Metropolitan Life
     Insurance Company..................                    --                    16                    --                      5
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................            60,125,423           455,250,844           166,434,971            181,016,891
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     8                    13                    16                     16
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                     5                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     9                    13                    21                     16
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $         60,125,414  $        455,250,831  $        166,434,950  $         181,016,875
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         59,705,755  $        453,730,245  $        166,118,727  $         179,984,101
   Net assets from contracts in payout..               419,659             1,520,586               316,223              1,032,774
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $         60,125,414  $        455,250,831  $        166,434,950  $         181,016,875
                                          ====================  ====================  ====================  =====================


                                                                                                MSF
                                                                                          MET/DIMENSIONAL
                                            MSF LOOMIS SAYLES       MSF MET/ARTISAN        INTERNATIONAL      MSF MET/WELLINGTON
                                            SMALL CAP GROWTH         MID CAP VALUE         SMALL COMPANY           BALANCED
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $          48,392,397  $        233,427,643  $          8,357,669  $        587,936,852
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                    --                    --
                                          ---------------------  --------------------  --------------------  --------------------
        Total Assets....................             48,392,397           233,427,643             8,357,669           587,936,852
                                          ---------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     16                    14                     7                     6
   Due to Metropolitan Life
     Insurance Company..................                      2                     1                     1                     5
                                          ---------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     18                    15                     8                    11
                                          ---------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $          48,392,379  $        233,427,628  $          8,357,661  $        587,936,841
                                          =====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          48,304,682  $        232,508,374  $          8,357,661  $        580,124,720
   Net assets from contracts in payout..                 87,697               919,254                    --             7,812,121
                                          ---------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $          48,392,379  $        233,427,628  $          8,357,661  $        587,936,841
                                          =====================  ====================  ====================  ====================



                                                   MSF
                                           MET/WELLINGTON CORE         MSF METLIFE
                                          EQUITY OPPORTUNITIES     ASSET ALLOCATION 20
                                           INVESTMENT DIVISION     INVESTMENT DIVISION
                                          ---------------------  ---------------------
ASSETS:
   Investments at fair value............  $        555,287,868   $         445,624,909
   Due from Metropolitan Life
     Insurance Company..................                    --                      --
                                          ---------------------  ---------------------
        Total Assets....................           555,287,868             445,624,909
                                          ---------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    16                       9
   Due to Metropolitan Life
     Insurance Company..................                     2                       1
                                          ---------------------  ---------------------
        Total Liabilities...............                    18                      10
                                          ---------------------  ---------------------

NET ASSETS..............................  $        555,287,850   $         445,624,899
                                          =====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        553,067,695   $         445,573,528
   Net assets from contracts in payout..             2,220,155                  51,371
                                          ---------------------  ---------------------
        Total Net Assets................  $        555,287,850   $         445,624,899
                                          =====================  =====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                               MSF METLIFE           MSF METLIFE           MSF METLIFE           MSF METLIFE
                                           ASSET ALLOCATION 40   ASSET ALLOCATION 60   ASSET ALLOCATION 80   MID CAP STOCK INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $      1,211,312,243  $      3,877,916,528  $      1,808,886,441  $        557,664,719
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     7
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................         1,211,312,243         3,877,916,528         1,808,886,441           557,664,726
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     5                     3                     7                    14
   Due to Metropolitan Life
     Insurance Company..................                     2                     3                     2                    --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                     7                     6                     9                    14
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $      1,211,312,236  $      3,877,916,522  $      1,808,886,432  $        557,664,712
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      1,210,750,602  $      3,876,228,292  $      1,806,131,399  $        556,705,589
   Net assets from contracts in payout..               561,634             1,688,230             2,755,033               959,123
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $      1,211,312,236  $      3,877,916,522  $      1,808,886,432  $        557,664,712
                                          ====================  ====================  ====================  =====================


                                                   MSF                    MSF                                          MSF
                                           METLIFE STOCK INDEX     MFS TOTAL RETURN        MSF MFS VALUE         MSCI EAFE INDEX
                                           INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value............  $       2,971,460,462  $        146,385,444  $         506,526,545  $        489,403,952
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Assets....................          2,971,460,462           146,385,444            506,526,545           489,403,952
                                          ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     16                     9                     14                    16
   Due to Metropolitan Life
     Insurance Company..................                     29                    --                      2                     3
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                     45                     9                     16                    19
                                          ---------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $       2,971,460,417  $        146,385,435  $         506,526,529  $        489,403,933
                                          =====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       2,937,633,844  $        144,448,237  $         500,625,594  $        488,859,395
   Net assets from contracts in payout..             33,826,573             1,937,198              5,900,935               544,538
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $       2,971,460,417  $        146,385,435  $         506,526,529  $        489,403,933
                                          =====================  ====================  =====================  ====================


                                               MSF NEUBERGER              MSF
                                              BERMAN GENESIS      RUSSELL 2000 INDEX
                                            INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ---------------------  --------------------
ASSETS:
   Investments at fair value............  $         306,388,431  $        355,329,994
   Due from Metropolitan Life
     Insurance Company..................                     --                    28
                                          ---------------------  --------------------
        Total Assets....................            306,388,431           355,330,022
                                          ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     17                    13
   Due to Metropolitan Life
     Insurance Company..................                      2                    --
                                          ---------------------  --------------------
        Total Liabilities...............                     19                    13
                                          ---------------------  --------------------

NET ASSETS..............................  $         306,388,412  $        355,330,009
                                          =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         305,622,009  $        354,873,292
   Net assets from contracts in payout..                766,403               456,717
                                          ---------------------  --------------------
        Total Net Assets................  $         306,388,412  $        355,330,009
                                          =====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016


                                                                                                                 MSF WESTERN
                                                                                                              ASSET MANAGEMENT
                                            MSF T. ROWE PRICE     MSF T. ROWE PRICE    MSF VAN ECK GLOBAL         STRATEGIC
                                            LARGE CAP GROWTH      SMALL CAP GROWTH      NATURAL RESOURCES    BOND OPPORTUNITIES
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        491,684,520  $        412,938,426  $         35,592,323  $        535,867,233
   Due from Metropolitan Life
     Insurance Company..................                     8                     6                    --                     2
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           491,684,528           412,938,432            35,592,323           535,867,235
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    16                    16                     5                    13
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                     1                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    16                    16                     6                    13
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        491,684,512  $        412,938,416  $         35,592,317  $        535,867,222
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        483,284,444  $        412,481,948  $         35,592,317  $        534,309,419
   Net assets from contracts in payout..             8,400,068               456,468                    --             1,557,803
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        491,684,512  $        412,938,416  $         35,592,317  $        535,867,222
                                          ====================  ====================  ====================  ====================



                                               MSF WESTERN            PIMCO VIT             PIMCO VIT
                                            ASSET MANAGEMENT     COMMODITYREALRETURN    EMERGING MARKETS           PIMCO VIT
                                             U.S. GOVERNMENT          STRATEGY                BOND            UNCONSTRAINED BOND
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value............  $        167,406,289  $             49,404  $             83,341  $             111,869
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................           167,406,289                49,404                83,341                111,869
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    21                     3                     2                      3
   Due to Metropolitan Life
     Insurance Company..................                     2                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                    23                     3                     2                      3
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $        167,406,266  $             49,401  $             83,339  $             111,866
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        167,117,818  $             49,401  $             83,339  $             111,866
   Net assets from contracts in payout..               288,448                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $        167,406,266  $             49,401  $             83,339  $             111,866
                                          ====================  ====================  ====================  =====================



                                            TAP 1919 VARIABLE
                                           SOCIALLY RESPONSIVE       UIF GLOBAL
                                                BALANCED           INFRASTRUCTURE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $              7,604  $             49,888
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................                 7,604                49,888
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     2                     4
   Due to Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Liabilities...............                     2                     4
                                          --------------------  --------------------

NET ASSETS..............................  $              7,602  $             49,884
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $              7,602  $             49,884
   Net assets from contracts in payout..                    --                    --
                                          --------------------  --------------------
        Total Net Assets................  $              7,602  $             49,884
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2016


                                                                                                                     VANECK VIP
                                                                                                                     LONG/SHORT
                                                                                                                    EQUITY INDEX
                                                                                                                 INVESTMENT DIVISION
                                                                                                                --------------------
ASSETS:
   Investments at fair value................................................................................    $             26,607
   Due from Metropolitan Life
     Insurance Company......................................................................................                      --
                                                                                                                --------------------
        Total Assets........................................................................................                  26,607
                                                                                                                --------------------
LIABILITIES:
   Accrued fees.............................................................................................                       2
   Due to Metropolitan Life
     Insurance Company......................................................................................                      --
                                                                                                                --------------------
        Total Liabilities...................................................................................                       2
                                                                                                                --------------------

NET ASSETS..................................................................................................    $             26,605
                                                                                                                ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.......................................................................    $             26,605
   Net assets from contracts in payout......................................................................                      --
                                                                                                                --------------------
        Total Net Assets....................................................................................    $             26,605
                                                                                                                ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                                                                AMERICAN FUNDS
                                                AMERICAN FUNDS          AMERICAN FUNDS           GLOBAL SMALL
                                                     BOND                GLOBAL GROWTH          CAPITALIZATION
                                              INVESTMENT DIVISION   INVESTMENT DIVISION (a)   INVESTMENT DIVISION
                                             ---------------------  -----------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $           1,579,247   $               3,438   $          1,138,616
                                             ---------------------  -----------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              1,184,332                   1,722              5,829,430
      Administrative charges...............                198,192                     214                919,427
                                             ---------------------  -----------------------  --------------------
         Total expenses....................              1,382,524                   1,936              6,748,857
                                             ---------------------  -----------------------  --------------------
           Net investment income (loss)....                196,723                   1,502            (5,610,241)
                                             ---------------------  -----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                327,322                  13,649             88,110,671
      Realized gains (losses) on sale of
         investments.......................              (163,567)                   (133)              (566,774)
                                             ---------------------  -----------------------  --------------------
           Net realized gains (losses).....                163,755                  13,516             87,543,897
                                             ---------------------  -----------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                946,304                (12,908)           (79,033,058)
                                             ---------------------  -----------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              1,110,059                     608              8,510,839
                                             ---------------------  -----------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           1,306,782   $               2,110   $          2,900,598
                                             =====================  =======================  ====================


                                                AMERICAN FUNDS        AMERICAN FUNDS        BLACKROCK GLOBAL       CALVERT VP SRI
                                                    GROWTH             GROWTH-INCOME         ALLOCATION V.I.          BALANCED
                                              INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                             --------------------  ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $          7,254,102  $          11,371,333  $              6,400  $            958,030
                                             --------------------  ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................            11,763,835              9,723,106                 6,577               569,055
      Administrative charges...............             1,720,889              1,478,311                   762                36,611
                                             --------------------  ---------------------  --------------------  --------------------
         Total expenses....................            13,484,724             11,201,417                 7,339               605,666
                                             --------------------  ---------------------  --------------------  --------------------
           Net investment income (loss)....           (6,230,622)                169,916                 (939)               352,364
                                             --------------------  ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            86,078,081             86,575,349                    --             1,456,968
      Realized gains (losses) on sale of
         investments.......................            15,693,944             11,281,671               (1,689)               455,102
                                             --------------------  ---------------------  --------------------  --------------------
           Net realized gains (losses).....           101,772,025             97,857,020               (1,689)             1,912,070
                                             --------------------  ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................          (23,335,601)           (24,296,682)                13,608             1,102,605
                                             --------------------  ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................            78,436,424             73,560,338                11,919             3,014,675
                                             --------------------  ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $         72,205,802  $          73,730,254  $             10,980  $          3,367,039
                                             ====================  =====================  ====================  ====================


                                                CALVERT VP SRI          DELAWARE VIP             FIDELITY VIP
                                                MID CAP GROWTH         SMALL CAP VALUE            CONTRAFUND
                                              INVESTMENT DIVISION  INVESTMENT DIVISION (a)    INVESTMENT DIVISION
                                             --------------------  -----------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $                 --  $                  42    $               7,015
                                             --------------------  -----------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................               101,540                     92                    4,895
      Administrative charges...............                    --                     11                      603
                                             --------------------  -----------------------  ---------------------
         Total expenses....................               101,540                    103                    5,498
                                             --------------------  -----------------------  ---------------------
           Net investment income (loss)....             (101,540)                   (61)                    1,517
                                             --------------------  -----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             1,359,733                    387                    1,424
      Realized gains (losses) on sale of
         investments.......................               111,842                    805                      171
                                             --------------------  -----------------------  ---------------------
           Net realized gains (losses).....             1,471,575                  1,192                    1,595
                                             --------------------  -----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................             (754,187)                  4,722                   59,258
                                             --------------------  -----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................               717,388                  5,914                   60,853
                                             --------------------  -----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $            615,848  $               5,853    $              62,370
                                             ====================  =======================  =====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                  FIDELITY VIP           FIDELITY VIP             FIDELITY VIP
                                                  EQUITY-INCOME          FREEDOM 2020             FREEDOM 2025
                                               INVESTMENT DIVISION  INVESTMENT DIVISION (b)  INVESTMENT DIVISION (b)
                                             ---------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................  $           1,752,091   $              21,740   $              18,192
                                             ---------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                728,845                   6,169                   4,404
      Administrative charges...............                 52,919                     770                     550
                                             ---------------------  -----------------------  -----------------------
         Total expenses....................                781,764                   6,939                   4,954
                                             ---------------------  -----------------------  -----------------------
           Net investment income (loss)....                970,327                  14,801                  13,238
                                             ---------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              4,990,926                   2,025                   1,425
      Realized gains (losses) on sale of
         investments.......................              (790,996)                     404                     264
                                             ---------------------  -----------------------  -----------------------
           Net realized gains (losses).....              4,199,930                   2,429                   1,689
                                             ---------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................              6,901,929                  13,029                  18,121
                                             ---------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................             11,101,859                  15,458                  19,810
                                             ---------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          12,072,186   $              30,259   $              33,048
                                             =====================  =======================  =======================


                                                  FIDELITY VIP             FIDELITY VIP             FIDELITY VIP
                                                  FREEDOM 2030             FREEDOM 2040             FREEDOM 2050
                                             INVESTMENT DIVISION (b)  INVESTMENT DIVISION (b)  INVESTMENT DIVISION (b)
                                             -----------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................   $              24,780    $               1,961   $               1,616
                                             -----------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                   6,015                      605                     592
      Administrative charges...............                     751                       75                      73
                                             -----------------------  -----------------------  -----------------------
         Total expenses....................                   6,766                      680                     665
                                             -----------------------  -----------------------  -----------------------
           Net investment income (loss)....                  18,014                    1,281                     951
                                             -----------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   1,943                      163                     212
      Realized gains (losses) on sale of
         investments.......................                     392                      264                     250
                                             -----------------------  -----------------------  -----------------------
           Net realized gains (losses).....                   2,335                      427                     462
                                             -----------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................                  29,909                    4,368                   5,707
                                             -----------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  32,244                    4,795                   6,169
                                             -----------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........   $              50,258    $               6,076   $               7,120
                                             =======================  =======================  =======================

                                                                                                FIDELITY VIP
                                                 FIDELITY VIP            FIDELITY VIP            GOVERNMENT
                                               FUNDSMANAGER 50%        FUNDSMANAGER 60%         MONEY MARKET
                                              INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $           3,696,191  $           3,587,226  $              13,403
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              5,794,455              5,758,821                 69,874
      Administrative charges...............                     --                     --                     --
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................              5,794,455              5,758,821                 69,874
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....            (2,098,264)            (2,171,595)               (56,471)
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              4,084,635             10,169,510                     --
      Realized gains (losses) on sale of
         investments.......................                171,387              2,724,037                     --
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....              4,256,022             12,893,547                     --
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              4,791,157            (2,493,364)                     --
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              9,047,179             10,400,183                     --
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           6,948,915  $           8,228,588  $            (56,471)
                                             =====================  =====================  =====================



                                               FIDELITY VIP GROWTH
                                               INVESTMENT DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $              33,034
                                             ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                834,363
      Administrative charges...............                     --
                                             ---------------------
         Total expenses....................                834,363
                                             ---------------------
           Net investment income (loss)....              (801,329)
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              8,749,615
      Realized gains (losses) on sale of
         investments.......................              3,441,212
                                             ---------------------
           Net realized gains (losses).....             12,190,827
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................           (11,736,707)
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                454,120
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $           (347,209)
                                             =====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                 FIDELITY VIP                                   FTVIPT TEMPLETON
                                               INVESTMENT GRADE          FIDELITY VIP              DEVELOPING
                                                     BOND                   MID CAP                MARKETS VIP
                                              INVESTMENT DIVISION   INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)
                                             ---------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................  $             297,670   $               1,934   $               1,430
                                             ---------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                126,855                   2,774                   1,022
      Administrative charges...............                     --                     346                     127
                                             ---------------------  -----------------------  -----------------------
         Total expenses....................                126,855                   3,120                   1,149
                                             ---------------------  -----------------------  -----------------------
           Net investment income (loss)....                170,815                 (1,186)                     281
                                             ---------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  6,611                      78                      --
      Realized gains (losses) on sale of
         investments.......................                 16,891                      56                   1,507
                                             ---------------------  -----------------------  -----------------------
           Net realized gains (losses).....                 23,502                     134                   1,507
                                             ---------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................                324,341                  47,813                  18,684
                                             ---------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                347,843                  47,947                  20,191
                                             ---------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             518,658   $              46,761   $              20,472
                                             =====================  =======================  =======================


                                                FTVIPT TEMPLETON          IVY VIP ASSET            JANUS ASPEN
                                                   FOREIGN VIP              STRATEGY               ENTERPRISE
                                             INVESTMENT DIVISION (a)   INVESTMENT DIVISION   INVESTMENT DIVISION (a)
                                             -----------------------  ---------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................  $                  14    $                  17   $                  58
                                             -----------------------  ---------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                      4                       30                     567
      Administrative charges...............                     --                        6                      70
                                             -----------------------  ---------------------  -----------------------
         Total expenses....................                      4                       36                     637
                                             -----------------------  ---------------------  -----------------------
           Net investment income (loss)....                     10                     (19)                   (579)
                                             -----------------------  ---------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     13                       --                     528
      Realized gains (losses) on sale of
         investments.......................                      3                    (157)                       1
                                             -----------------------  ---------------------  -----------------------
           Net realized gains (losses).....                     16                    (157)                     529
                                             -----------------------  ---------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................                     42                       64                   3,210
                                             -----------------------  ---------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                     58                     (93)                   3,739
                                             -----------------------  ---------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $                  68    $               (112)   $               3,160
                                             =======================  =====================  =======================

                                                     LMPVET                   LMPVET                   LMPVET
                                              CLEARBRIDGE VARIABLE     CLEARBRIDGE VARIABLE     CLEARBRIDGE VARIABLE
                                                  APPRECIATION           DIVIDEND STRATEGY        LARGE CAP GROWTH
                                             INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)  INVESTMENT DIVISION (a)
                                             -----------------------  -----------------------  -----------------------
INVESTMENT INCOME:
      Dividends............................  $                 398    $                 982     $              3,258
                                             -----------------------  -----------------------  -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                    121                      312                    2,670
      Administrative charges...............                     14                       38                      332
                                             -----------------------  -----------------------  -----------------------
         Total expenses....................                    135                      350                    3,002
                                             -----------------------  -----------------------  -----------------------
           Net investment income (loss)....                    263                      632                      256
                                             -----------------------  -----------------------  -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                    641                       --                   51,299
      Realized gains (losses) on sale of
         investments.......................                     17                       11                       93
                                             -----------------------  -----------------------  -----------------------
           Net realized gains (losses).....                    658                       11                   51,392
                                             -----------------------  -----------------------  -----------------------
      Change in unrealized gains (losses)
         on investments....................                    542                    4,421                 (25,223)
                                             -----------------------  -----------------------  -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                  1,200                    4,432                   26,169
                                             -----------------------  -----------------------  -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $               1,463    $               5,064     $             26,425
                                             =======================  =======================  =======================

                                                     LMPVET
                                              CLEARBRIDGE VARIABLE
                                                SMALL CAP GROWTH
                                             INVESTMENT DIVISION (a)
                                             -----------------------
INVESTMENT INCOME:
      Dividends............................   $                  --
                                             -----------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                     127
      Administrative charges...............                      15
                                             -----------------------
         Total expenses....................                     142
                                             -----------------------
           Net investment income (loss)....                   (142)
                                             -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     860
      Realized gains (losses) on sale of
         investments.......................                      15
                                             -----------------------
           Net realized gains (losses).....                     875
                                             -----------------------
      Change in unrealized gains (losses)
         on investments....................                   1,875
                                             -----------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                   2,750
                                             -----------------------
      Net increase (decrease) in net assets
         resulting from operations.........   $               2,608
                                             =======================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                      LMPVET
                                                   ENTRUSTPERMAL
                                                    ALTERNATIVE           LMPVIT WESTERN           MIST AB GLOBAL
                                                    SELECT VIT            ASSET CORE PLUS        DYNAMIC ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION (a)    INVESTMENT DIVISION
                                               ---------------------  -----------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 952   $              3,188    $          25,827,247
                                               ---------------------  -----------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 23,581                    350               16,072,618
      Administrative charges.................                  5,093                     43                4,057,520
                                               ---------------------  -----------------------  ---------------------
         Total expenses......................                 28,674                    393               20,130,138
                                               ---------------------  -----------------------  ---------------------
           Net investment income (loss)......               (27,722)                  2,795                5,697,109
                                               ---------------------  -----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                     --               16,644,226
      Realized gains (losses) on sale of
         investments.........................               (29,627)                   (54)                6,434,898
                                               ---------------------  -----------------------  ---------------------
           Net realized gains (losses).......               (29,627)                   (54)               23,079,124
                                               ---------------------  -----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               (14,315)                (5,731)                8,961,217
                                               ---------------------  -----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               (43,942)                (5,785)               32,040,341
                                               ---------------------  -----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            (71,664)   $            (2,990)    $          37,737,450
                                               =====================  =======================  =====================

                                                   MIST ALLIANZ
                                                 GLOBAL INVESTORS        MIST AMERICAN         MIST AMERICAN
                                                      DYNAMIC           FUNDS BALANCED         FUNDS GROWTH
                                                 MULTI-ASSET PLUS         ALLOCATION            ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             34,702  $         13,472,934  $          5,343,930
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               706,578             8,366,299             4,190,852
      Administrative charges.................               176,532             2,016,707               969,233
                                               --------------------  --------------------  --------------------
         Total expenses......................               883,110            10,383,006             5,160,085
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......             (848,408)             3,089,928               183,845
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --            70,121,086            41,611,193
      Realized gains (losses) on sale of
         investments.........................              (22,823)             1,398,339             1,805,220
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......              (22,823)            71,519,425            43,416,413
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             1,511,246          (21,697,985)          (13,270,190)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,488,423            49,821,440            30,146,223
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            640,015  $         52,911,368  $         30,330,068
                                               ====================  ====================  ====================


                                                                         MIST AMERICAN
                                                   MIST AMERICAN        FUNDS MODERATE           MIST AQR
                                                   FUNDS GROWTH           ALLOCATION       GLOBAL RISK BALANCED
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          1,086,649  $         18,029,017  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             3,754,855             9,621,950            12,814,651
      Administrative charges.................               912,048             2,313,115             3,227,008
                                               --------------------  --------------------  --------------------
         Total expenses......................             4,666,903            11,935,065            16,041,659
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (3,580,254)             6,093,952          (16,041,659)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            93,059,449            61,242,364                    --
      Realized gains (losses) on sale of
         investments.........................             4,265,203             2,807,747          (26,638,265)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            97,324,652            64,050,111          (26,638,265)
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (65,461,842)          (17,869,095)           137,418,418
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            31,862,810            46,181,016           110,780,153
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         28,282,556  $         52,274,968  $         94,738,494
                                               ====================  ====================  ====================


                                                  MIST BLACKROCK
                                                  GLOBAL TACTICAL
                                                    STRATEGIES
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $         29,277,250
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            19,930,326
      Administrative charges.................             5,030,484
                                               --------------------
         Total expenses......................            24,960,810
                                               --------------------
           Net investment income (loss)......             4,316,440
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............           165,069,760
      Realized gains (losses) on sale of
         investments.........................             (922,012)
                                               --------------------
           Net realized gains (losses).......           164,147,748
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................         (105,157,857)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            58,989,891
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         63,306,331
                                               ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                  MIST BLACKROCK         MIST CLARION        MIST CLEARBRIDGE
                                                    HIGH YIELD        GLOBAL REAL ESTATE     AGGRESSIVE GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             12,607  $          4,733,096  $          2,453,785
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 2,201             2,380,972             5,897,659
      Administrative charges.................                   469               472,815             1,226,640
                                               --------------------  --------------------  --------------------
         Total expenses......................                 2,670             2,853,787             7,124,299
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 9,937             1,879,309           (4,670,514)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                    --
      Realized gains (losses) on sale of
         investments.........................               (3,191)           (1,406,958)            11,263,135
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               (3,191)           (1,406,958)            11,263,135
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                18,696             (743,010)               310,485
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                15,505           (2,149,968)            11,573,620
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             25,442  $          (270,659)  $          6,903,106
                                               ====================  ====================  ====================

                                                                          MIST HARRIS          MIST INVESCO
                                                   MIST GOLDMAN             OAKMARK            BALANCED-RISK
                                                SACHS MID CAP VALUE      INTERNATIONAL          ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              2,284  $         10,255,928  $             748,301
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 2,842             4,947,526              4,916,531
      Administrative charges.................                   580             1,034,728              1,221,608
                                               --------------------  --------------------  ---------------------
         Total expenses......................                 3,422             5,982,254              6,138,139
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......               (1,138)             4,273,674            (5,389,838)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                21,322            32,372,155                     --
      Realized gains (losses) on sale of
         investments.........................               (7,076)          (10,120,849)              (822,804)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                14,246            22,251,306              (822,804)
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                22,745             6,561,081             53,568,247
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                36,991            28,812,387             52,745,443
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             35,853  $         33,086,061  $          47,355,605
                                               ====================  ====================  =====================


                                                       MIST              MIST INVESCO           MIST INVESCO
                                                 INVESCO COMSTOCK        MID CAP VALUE        SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                216  $          2,960,298  $                  --
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                    84             4,443,045                519,176
      Administrative charges.................                    15               727,797                 98,171
                                               --------------------  --------------------  ---------------------
         Total expenses......................                    99             5,170,842                617,347
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                   117           (2,210,544)              (617,347)
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                   663            19,980,087              9,294,501
      Realized gains (losses) on sale of
         investments.........................                 (793)               890,736            (1,657,717)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                 (130)            20,870,823              7,636,784
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 1,347            37,621,223            (2,241,631)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 1,217            58,492,046              5,395,153
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              1,334  $         56,281,502  $           4,777,806
                                               ====================  ====================  =====================


                                                   MIST JPMORGAN
                                                     CORE BOND
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,830,235
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,077,037
      Administrative charges.................               251,157
                                               --------------------
         Total expenses......................             1,328,194
                                               --------------------
           Net investment income (loss)......             1,502,041
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................             (120,942)
                                               --------------------
           Net realized gains (losses).......             (120,942)
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             (619,010)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (739,952)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            762,089
                                               ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                       MIST
                                                  JPMORGAN GLOBAL        MIST JPMORGAN      MIST LOOMIS SAYLES
                                                 ACTIVE ALLOCATION      SMALL CAP VALUE       GLOBAL MARKETS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         17,282,590  $            343,784  $          1,946,913
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             8,103,496               219,433             1,203,468
      Administrative charges.................             2,033,346                53,630               267,761
                                               --------------------  --------------------  --------------------
         Total expenses......................            10,136,842               273,063             1,471,229
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......             7,145,748                70,721               475,684
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            13,855,241             1,424,604             3,724,528
      Realized gains (losses) on sale of
         investments.........................               338,625               172,259             1,346,474
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            14,193,866             1,596,863             5,071,002
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (7,246,200)             4,221,340           (1,490,909)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             6,947,666             5,818,203             3,580,093
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         14,093,414  $          5,888,924  $          4,055,777
                                               ====================  ====================  ====================

                                                 MIST MET/ABERDEEN
                                                     EMERGING           MIST MET/ARTISAN       MIST MET/EATON
                                                  MARKETS EQUITY          INTERNATIONAL      VANCE FLOATING RATE
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             504,338  $                 26  $            790,491
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                522,744                    30               223,859
      Administrative charges.................                129,624                     6                51,897
                                               ---------------------  --------------------  --------------------
         Total expenses......................                652,368                    36               275,756
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......              (148,030)                  (10)               514,735
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                    --                    --
      Realized gains (losses) on sale of
         investments.........................              (617,380)                  (60)             (133,550)
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......              (617,380)                  (60)             (133,550)
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................              6,099,705                 (228)             1,184,560
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              5,482,325                 (288)             1,051,010
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           5,334,295  $              (298)  $          1,565,745
                                               =====================  ====================  ====================

                                                 MIST MET/FRANKLIN            MIST                  MIST
                                                   LOW DURATION           MET/TEMPLETON        MET/WELLINGTON
                                                   TOTAL RETURN        INTERNATIONAL BOND    LARGE CAP RESEARCH
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,398,241  $                  --  $         16,444,382
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               846,944                 75,677             6,609,055
      Administrative charges.................               191,883                 18,784               296,359
                                               --------------------  ---------------------  --------------------
         Total expenses......................             1,038,827                 94,461             6,905,414
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             1,359,414               (94,461)             9,538,968
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                 19,664            45,562,184
      Realized gains (losses) on sale of
         investments.........................             (646,544)              (160,046)            14,431,598
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             (646,544)              (140,382)            59,993,782
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               753,695                212,506          (21,181,412)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               107,151                 72,124            38,812,370
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,466,565  $            (22,337)  $         48,351,338
                                               ====================  =====================  ====================



                                                    VARIABLE B
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $            286,770
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               103,086
      Administrative charges.................                    --
                                               --------------------
         Total expenses......................               103,086
                                               --------------------
           Net investment income (loss)......               183,684
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               780,047
      Realized gains (losses) on sale of
         investments.........................               356,924
                                               --------------------
           Net realized gains (losses).......             1,136,971
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................             (477,549)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               659,422
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            843,106
                                               ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016



                                                                         MIST METLIFE          MIST METLIFE
                                                    VARIABLE C       ASSET ALLOCATION 100      BALANCED PLUS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             33,202  $          5,055,660  $         98,236,546
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 1,653             2,120,016            34,053,919
      Administrative charges.................                    --               507,146             8,546,487
                                               --------------------  --------------------  --------------------
         Total expenses......................                 1,653             2,627,162            42,600,406
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                31,549             2,428,498            55,636,140
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                90,312            27,328,359            38,027,050
      Realized gains (losses) on sale of
         investments.........................                11,380               623,266             1,388,730
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               101,692            27,951,625            39,415,780
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................              (20,640)          (14,456,236)           136,945,140
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                81,052            13,495,389           176,360,920
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            112,601  $         15,923,887  $        231,997,060
                                               ====================  ====================  ====================

                                                   MIST METLIFE
                                                    MULTI-INDEX           MIST METLIFE         MIST MFS RESEARCH
                                                   TARGETED RISK         SMALL CAP VALUE         INTERNATIONAL
                                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          11,575,639  $             171,851  $          3,949,913
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              8,712,654                148,806             1,949,073
      Administrative charges.................              2,192,120                 40,619               379,557
                                               ---------------------  ---------------------  --------------------
         Total expenses......................             10,904,774                189,425             2,328,630
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                670,865               (17,574)             1,621,283
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                439,843                    --
      Realized gains (losses) on sale of
         investments.........................                968,376              (147,388)           (2,135,365)
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                968,376                292,455           (2,135,365)
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             26,580,162              4,130,404           (3,395,887)
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             27,548,538              4,422,859           (5,531,252)
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          28,219,403  $           4,405,285  $        (3,909,969)
                                               =====================  =====================  ====================

                                                       MIST                                        MIST
                                                  MORGAN STANLEY       MIST OPPENHEIMER       PANAGORA GLOBAL
                                                  MID CAP GROWTH         GLOBAL EQUITY       DIVERSIFIED RISK
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $          2,532,588  $          1,301,774
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             3,304,273             2,623,470               514,766
      Administrative charges.................               187,060               367,665               127,735
                                               --------------------  --------------------  --------------------
         Total expenses......................             3,491,333             2,991,135               642,501
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (3,491,333)             (458,547)               659,273
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --            12,279,321             1,434,910
      Realized gains (losses) on sale of
         investments.........................             8,815,810             6,402,525              (34,149)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             8,815,810            18,681,846             1,400,761
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (34,438,851)          (21,132,675)               254,567
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................          (25,623,041)           (2,450,829)             1,655,328
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (29,114,374)  $        (2,909,376)  $          2,314,601
                                               ====================  ====================  ====================

                                                        MIST
                                                   PIMCO INFLATION
                                                   PROTECTED BOND
                                                 INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,558,674
      Administrative charges.................             1,026,919
                                               ---------------------
         Total expenses......................             5,585,593
                                               ---------------------
           Net investment income (loss)......           (5,585,593)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................           (7,854,721)
                                               ---------------------
           Net realized gains (losses).......           (7,854,721)
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................            29,396,662
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            21,541,941
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         15,956,348
                                               =====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                  MIST PIMCO           MIST PYRAMIS          MIST PYRAMIS         MIST SCHRODERS
                                                 TOTAL RETURN        GOVERNMENT INCOME       MANAGED RISK       GLOBAL MULTI-ASSET
                                              INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              -------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $        24,938,740  $         11,231,640  $          2,725,701  $          7,419,433
                                              -------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................            9,964,138             5,481,816             3,573,699             5,249,320
      Administrative charges................            2,142,863             1,348,547               898,484             1,319,064
                                              -------------------  --------------------  --------------------  --------------------
        Total expenses......................           12,107,001             6,830,363             4,472,183             6,568,384
                                              -------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....           12,831,739             4,401,277           (1,746,482)               851,049
                                              -------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                    --               919,514             7,236,238
      Realized gains (losses) on sale of
        investments.........................          (5,197,120)             (156,174)               137,469               664,012
                                              -------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......          (5,197,120)             (156,174)             1,056,983             7,900,250
                                              -------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            5,881,365           (4,381,845)            12,972,660            14,036,744
                                              -------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              684,245           (4,538,019)            14,029,643            21,936,994
                                              -------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        13,515,984  $          (136,742)  $         12,283,161  $         22,788,043
                                              ===================  ====================  ====================  ====================

                                                MIST SSGA GROWTH            MIST           MIST T. ROWE PRICE    MIST T. ROWE PRICE
                                                 AND INCOME ETF        SSGA GROWTH ETF       LARGE CAP VALUE       MID CAP GROWTH
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $         20,621,156  $          3,119,500  $              8,510  $                --
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             8,740,144             1,467,896                 3,352            4,676,976
      Administrative charges................             2,161,279               343,660                   585              918,617
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................            10,901,423             1,811,556                 3,937            5,595,593
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....             9,719,733             1,307,944                 4,573          (5,595,593)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            50,014,576             9,330,496                35,652           68,278,693
      Realized gains (losses) on sale of
        investments.........................               678,474             (212,113)               (6,794)            3,038,882
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            50,693,050             9,118,383                28,858           71,317,575
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................          (21,976,549)           (2,689,685)                11,699         (43,877,188)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            28,716,501             6,428,698                40,557           27,440,387
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         38,436,234  $          7,736,642  $             45,130  $        21,844,794
                                              ====================  ====================  ====================  ====================

                                                  MIST TCW CORE      MSF BAILLIE GIFFORD
                                                  FIXED INCOME       INTERNATIONAL STOCK
                                               INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             1,255   $         1,853,612
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                1,967             1,381,375
      Administrative charges................                  297               149,632
                                              --------------------  --------------------
        Total expenses......................                2,264             1,531,007
                                              --------------------  --------------------
           Net investment income (loss).....              (1,009)               322,605
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --                    --
      Realized gains (losses) on sale of
        investments.........................                (106)           (1,437,129)
                                              --------------------  --------------------
           Net realized gains (losses)......                (106)           (1,437,129)
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................              (3,843)             5,990,793
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (3,949)             4,553,664
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (4,958)   $         4,876,269
                                              ====================  ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                        MSF
                                                BARCLAYS AGGREGATE       MSF BLACKROCK         MSF BLACKROCK
                                                    BOND INDEX            BOND INCOME      CAPITAL APPRECIATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         30,798,038  $         14,661,590  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................            12,338,318             5,172,956             1,730,213
      Administrative charges.................             2,527,209               881,035               405,697
                                               --------------------  --------------------  --------------------
         Total expenses......................            14,865,527             6,053,991             2,135,910
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......            15,932,511             8,607,599           (2,135,910)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --            15,571,681
      Realized gains (losses) on sale of
         investments.........................               951,851             (112,877)             3,855,180
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               951,851             (112,877)            19,426,861
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (6,621,395)             (633,208)          (19,863,296)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................           (5,669,544)             (746,085)             (436,435)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         10,262,967  $          7,861,514  $        (2,572,345)
                                               ====================  ====================  ====================

                                                                         MSF BLACKROCK
                                                   MSF BLACKROCK          ULTRA-SHORT          MSF FRONTIER
                                                  LARGE CAP VALUE          TERM BOND          MID CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          3,541,768  $              6,580  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,545,392               673,500             5,431,050
      Administrative charges.................               540,056               164,106               209,911
                                               --------------------  --------------------  --------------------
         Total expenses......................             3,085,448               837,606             5,640,961
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               456,320             (831,026)           (5,640,961)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            19,062,003                 1,286            54,054,170
      Realized gains (losses) on sale of
         investments.........................           (6,873,689)                 9,623             9,454,432
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            12,188,314                10,909            63,508,602
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            25,719,292                76,512          (40,013,176)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            37,907,606                87,421            23,495,426
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         38,363,926  $          (743,605)  $         17,854,465
                                               ====================  ====================  ====================


                                                        MSF            MSF LOOMIS SAYLES     MSF LOOMIS SAYLES
                                                  JENNISON GROWTH       SMALL CAP CORE       SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            123,233  $            252,107  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,814,916             1,752,266               507,258
      Administrative charges.................               357,867               344,635                75,623
                                               --------------------  --------------------  --------------------
         Total expenses......................             2,172,783             2,096,901               582,881
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (2,049,550)           (1,844,794)             (582,881)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            22,665,678            15,856,277             5,337,200
      Realized gains (losses) on sale of
         investments.........................               884,542             1,060,898             (247,703)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            23,550,220            16,917,175             5,089,497
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (23,810,580)            12,920,486           (2,509,551)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (260,360)            29,837,661             2,579,946
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (2,309,910)  $         27,992,867  $          1,997,065
                                               ====================  ====================  ====================


                                                  MSF MET/ARTISAN
                                                   MID CAP VALUE
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,053,366
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,298,547
      Administrative charges.................               356,710
                                               --------------------
         Total expenses......................             2,655,257
                                               --------------------
           Net investment income (loss)......             (601,891)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            23,764,937
      Realized gains (losses) on sale of
         investments.........................             (116,810)
                                               --------------------
           Net realized gains (losses).......            23,648,127
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................            18,242,285
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            41,890,412
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         41,288,521
                                               ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                      MSF
                                                MET/DIMENSIONAL                                    MSF
                                              INTERNATIONAL SMALL   MSF MET/WELLINGTON     MET/WELLINGTON CORE
                                                    COMPANY              BALANCED         EQUITY OPPORTUNITIES
                                              INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                             --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $            159,854  $         16,214,642  $           8,080,422
                                             --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                84,218             7,265,161              5,825,010
      Administrative charges...............                20,525               209,701              1,184,797
                                             --------------------  --------------------  ---------------------
         Total expenses....................               104,743             7,474,862              7,009,807
                                             --------------------  --------------------  ---------------------
           Net investment income (loss)....                55,111             8,739,780              1,070,615
                                             --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               523,965            27,641,880             24,901,601
      Realized gains (losses) on sale of
         investments.......................             (168,647)             5,126,784            (2,597,642)
                                             --------------------  --------------------  ---------------------
           Net realized gains (losses).....               355,318            32,768,664             22,303,959
                                             --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................              (12,572)           (9,328,313)              7,744,412
                                             --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................               342,746            23,440,351             30,048,371
                                             --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $            397,857  $         32,180,131  $          31,118,986
                                             ====================  ====================  =====================



                                                  MSF METLIFE             MSF METLIFE           MSF METLIFE
                                              ASSET ALLOCATION 20     ASSET ALLOCATION 40   ASSET ALLOCATION 60
                                              INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
                                             ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $          15,040,090  $          44,256,454  $         123,333,660
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              4,846,524             12,822,271             39,771,766
      Administrative charges...............              1,092,793              2,936,046              9,297,179
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................              5,939,317             15,758,317             49,068,945
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....              9,100,773             28,498,137             74,264,715
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........             15,514,374             81,118,839            354,388,186
      Realized gains (losses) on sale of
         investments.......................            (1,239,640)              5,249,507             27,330,246
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....             14,274,734             86,368,346            381,718,432
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................            (8,522,160)           (57,181,305)          (237,262,789)
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              5,752,574             29,187,041            144,455,643
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          14,853,347  $          57,685,178  $         218,720,358
                                             =====================  =====================  =====================



                                                  MSF METLIFE           MSF METLIFE                 MSF
                                              ASSET ALLOCATION 80   MID CAP STOCK INDEX     METLIFE STOCK INDEX
                                              INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION
                                             --------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends............................  $         53,066,513  $          5,808,477   $          55,341,009
                                             --------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................            18,258,201             5,543,165              32,427,801
      Administrative charges...............             4,107,905               953,627               3,578,846
                                             --------------------  ---------------------  ---------------------
         Total expenses....................            22,366,106             6,496,792              36,006,647
                                             --------------------  ---------------------  ---------------------
           Net investment income (loss)....            30,700,407             (688,315)              19,334,362
                                             --------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           213,199,485            40,621,383             128,916,670
      Realized gains (losses) on sale of
         investments.......................            22,346,892            12,885,406              82,817,942
                                             --------------------  ---------------------  ---------------------
           Net realized gains (losses).....           235,546,377            53,506,789             211,734,612
                                             --------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................         (148,598,984)            38,668,355              52,363,507
                                             --------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................            86,947,393            92,175,144             264,098,119
                                             --------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $        117,647,800  $         91,486,829   $         283,432,481
                                             ====================  =====================  =====================



                                                       MSF
                                                MFS TOTAL RETURN
                                               INVESTMENT DIVISION
                                             ---------------------
INVESTMENT INCOME:
      Dividends............................  $           4,060,807
                                             ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................              1,483,211
      Administrative charges...............                274,735
                                             ---------------------
         Total expenses....................              1,757,946
                                             ---------------------
           Net investment income (loss)....              2,302,861
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              6,166,848
      Realized gains (losses) on sale of
         investments.......................              2,852,539
                                             ---------------------
           Net realized gains (losses).....              9,019,387
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................              (516,566)
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................              8,502,821
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $          10,805,682
                                             =====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016




                                                                             MSF              MSF NEUBERGER              MSF
                                                  MSF MFS VALUE        MSCI EAFE INDEX       BERMAN GENESIS      RUSSELL 2000 INDEX
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $         10,184,103  $         11,936,268  $            990,915  $          3,995,810
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             5,203,872             5,102,356             3,200,661             3,446,510
      Administrative charges................               895,074               958,278               413,756               533,113
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             6,098,946             6,060,634             3,614,417             3,979,623
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....             4,085,157             5,875,634           (2,623,502)                16,187
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            44,020,092                    --                    --            19,071,970
      Realized gains (losses) on sale of
        investments.........................               826,510               391,069             7,523,096             9,387,908
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            44,846,602               391,069             7,523,096            28,459,878
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             9,395,735           (6,208,669)            41,287,716            31,722,627
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            54,242,337           (5,817,600)            48,810,812            60,182,505
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         58,327,494  $             58,034  $         46,187,310  $         60,198,692
                                              ====================  ====================  ====================  ====================

                                                                                                                     MSF WESTERN
                                                                                                                  ASSET MANAGEMENT
                                                MSF T. ROWE PRICE     MSF T. ROWE PRICE    MSF VAN ECK GLOBAL         STRATEGIC
                                                LARGE CAP GROWTH      SMALL CAP GROWTH      NATURAL RESOURCES    BOND OPPORTUNITIES
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             85,419  $            563,615  $            210,557  $          8,535,338
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             5,199,544             4,323,772               358,987             4,599,560
      Administrative charges................               853,508               539,793                89,819               876,836
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             6,053,052             4,863,565               448,806             5,476,396
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....           (5,967,633)           (4,299,950)             (238,249)             3,058,942
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            60,844,196            51,533,213                    --                    --
      Realized gains (losses) on sale of
        investments.........................             5,325,877             9,189,389           (3,592,536)             1,725,286
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            66,170,073            60,722,602           (3,592,536)             1,725,286
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................          (57,287,839)          (17,690,211)            17,155,629            21,475,786
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             8,882,234            43,032,391            13,563,093            23,201,072
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          2,914,601  $         38,732,441  $         13,324,844  $         26,260,014
                                              ====================  ====================  ====================  ====================


                                                    MSF WESTERN            PIMCO VIT
                                                 ASSET MANAGEMENT     COMMODITYREALRETURN
                                                  U.S. GOVERNMENT          STRATEGY
                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                              ---------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $          4,203,923   $                403
                                              ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,831,241                    550
      Administrative charges................               376,082                    111
                                              ---------------------  --------------------
        Total expenses......................             2,207,323                    661
                                              ---------------------  --------------------
           Net investment income (loss).....             1,996,600                  (258)
                                              ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                     --
      Realized gains (losses) on sale of
        investments.........................             (214,149)                (1,894)
                                              ---------------------  --------------------
           Net realized gains (losses)......             (214,149)                (1,894)
                                              ---------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           (1,988,491)                  7,512
                                              ---------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           (2,202,640)                  5,618
                                              ---------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (206,040)   $              5,360
                                              =====================  ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2016


                                                     PIMCO VIT                               TAP 1919 VARIABLE
                                                 EMERGING MARKETS          PIMCO VIT        SOCIALLY RESPONSIVE
                                                       BOND           UNCONSTRAINED BOND         BALANCED
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              5,161  $              1,212  $                 68
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 1,147                   960                    36
      Administrative charges.................                   257                   211                     2
                                               --------------------  --------------------  --------------------
         Total expenses......................                 1,404                 1,171                    38
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 3,757                    41                    30
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                   456
      Realized gains (losses) on sale of
         investments.........................               (3,352)                 (570)                  (18)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               (3,352)                 (570)                   438
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 4,131                 3,819                 (238)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                   779                 3,249                   200
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              4,536  $              3,290  $                230
                                               ====================  ====================  ====================

                                                                          VANECK VIP
                                                    UIF GLOBAL            LONG/SHORT
                                                  INFRASTRUCTURE         EQUITY INDEX
                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $                936  $                 51
                                               --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   541                   248
      Administrative charges.................                   117                    61
                                               --------------------  --------------------
         Total expenses......................                   658                   309
                                               --------------------  --------------------
           Net investment income (loss)......                   278                 (258)
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 2,714                    --
      Realized gains (losses) on sale of
         investments.........................               (3,688)                 (405)
                                               --------------------  --------------------
           Net realized gains (losses).......                 (974)                 (405)
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 6,900                   924
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 5,926                   519
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              6,204  $                261
                                               ====================  ====================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced May 1, 2015 and began transactions in 2016.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                            AMERICAN FUNDS            AMERICAN FUNDS GLOBAL
                                             AMERICAN FUNDS BOND             GLOBAL GROWTH            SMALL CAPITALIZATION
                                             INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                    ------------------------------------  -------------------  ------------------------------------
                                          2016                2015             2016 (a)              2016               2015
                                    -----------------  -----------------  -----------------    -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $         196,723  $         150,936  $           1,502    $     (5,610,241)  $     (7,884,566)
   Net realized gains (losses)....            163,755          1,734,463             13,516           87,543,897         58,537,572
   Change in unrealized gains
     (losses) on investments......            946,304        (3,007,879)           (12,908)         (79,033,058)       (52,298,515)
                                    -----------------  -----------------  -----------------    -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........          1,306,782        (1,122,480)              2,110            2,900,598        (1,645,509)
                                    -----------------  -----------------  -----------------    -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........          2,631,771          2,923,708            549,208           12,720,416         17,544,017
   Net transfers (including fixed
     account).....................          6,558,700          (172,434)              5,813         (12,871,220)       (14,669,604)
   Contract charges...............          (445,194)          (426,222)                 --          (2,155,474)        (2,269,632)
   Transfers for contract benefits
     and terminations.............       (11,370,870)       (12,584,127)            (4,256)         (39,637,317)       (53,511,639)
                                    -----------------  -----------------  -----------------    -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....        (2,625,593)       (10,259,075)            550,765         (41,943,595)       (52,906,858)
                                    -----------------  -----------------  -----------------    -----------------  -----------------
     Net increase (decrease)
        in net assets.............        (1,318,811)       (11,381,555)            552,875         (39,042,997)       (54,552,367)
NET ASSETS:
   Beginning of year..............         93,643,199        105,024,754                 --          497,974,630        552,526,997
                                    -----------------  -----------------  -----------------    -----------------  -----------------
   End of year....................  $      92,324,388  $      93,643,199  $         552,875    $     458,931,633  $     497,974,630
                                    =================  =================  =================    =================  =================


                                            AMERICAN FUNDS GROWTH             AMERICAN FUNDS GROWTH-INCOME
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                    ------------------------------------  -------------------------------------
                                           2016               2015               2016               2015
                                    -----------------  -----------------   -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $     (6,230,622)  $     (8,777,219)   $         169,916  $     (1,364,179)
   Net realized gains (losses)....        101,772,025        254,754,225          97,857,020        147,613,642
   Change in unrealized gains
     (losses) on investments......       (23,335,601)      (190,134,254)        (24,296,682)      (145,069,760)
                                    -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         72,205,802         55,842,752          73,730,254          1,179,703
                                    -----------------  -----------------   -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........         24,935,243         28,861,126          20,917,959         28,455,761
   Net transfers (including fixed
     account).....................       (36,542,707)       (41,343,153)        (17,540,591)       (15,345,287)
   Contract charges...............        (2,907,666)        (2,988,359)         (3,025,641)        (3,017,590)
   Transfers for contract benefits
     and terminations.............       (92,134,463)      (114,421,702)        (73,162,399)       (85,349,119)
                                    -----------------  -----------------   -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....      (106,649,593)      (129,892,088)        (72,810,672)       (75,256,235)
                                    -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets.............       (34,443,791)       (74,049,336)             919,582       (74,076,532)
NET ASSETS:
   Beginning of year..............        997,764,490      1,071,813,826         797,586,116        871,662,648
                                    -----------------  -----------------   -----------------  -----------------
   End of year....................  $     963,320,699  $     997,764,490   $     798,505,698  $     797,586,116
                                    =================  =================   =================  =================


                                      BLACKROCK GLOBAL ALLOCATION V.I.           CALVERT VP SRI BALANCED
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                    ------------------------------------  -------------------------------------
                                           2016             2015 (b)             2016               2015
                                    -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           (939)  $           (255)  $          352,364  $       (588,569)
   Net realized gains (losses)....            (1,689)             24,888           1,912,070            726,382
   Change in unrealized gains
     (losses) on investments......             13,608           (52,286)           1,102,605        (1,936,948)
                                    -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             10,980           (27,653)           3,367,039        (1,799,135)
                                    -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.........                 --            515,423           1,973,613          2,160,667
   Net transfers (including fixed
     account).....................             26,937              1,676         (1,075,418)          (644,402)
   Contract charges...............                (3)                 --            (21,272)           (21,782)
   Transfers for contract benefits
     and terminations.............            (6,006)                 --         (4,966,419)        (5,198,299)
                                    -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.....             20,928            517,099         (4,089,496)        (3,703,816)
                                    -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets.............             31,908            489,446           (722,457)        (5,502,951)
NET ASSETS:
   Beginning of year..............            489,446                 --          53,307,044         58,809,995
                                    -----------------  -----------------  ------------------  -----------------
   End of year....................  $         521,354  $         489,446  $       52,584,587  $      53,307,044
                                    =================  =================  ==================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                               DELAWARE VIP
                                        CALVERT VP SRI MID CAP GROWTH         SMALL CAP VALUE
                                             INVESTMENT DIVISION            INVESTMENT DIVISION
                                    --------------------------------------  -------------------
                                           2016                2015              2016 (a)
                                    ------------------  ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (101,540)  $        (123,383)  $             (61)
   Net realized gains (losses)....           1,471,575             752,418               1,192
   Change in unrealized gains
      (losses) on investments.....           (754,187)         (1,082,266)               4,722
                                    ------------------  ------------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             615,848           (453,231)               5,853
                                    ------------------  ------------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........             481,152             523,045              33,324
   Net transfers (including fixed
      account)....................           (698,624)           (120,350)             (2,776)
   Contract charges...............             (1,267)             (1,387)                  --
   Transfers for contract benefits
      and terminations............         (1,866,512)         (1,996,840)             (1,918)
                                    ------------------  ------------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....         (2,085,251)         (1,595,532)              28,630
                                    ------------------  ------------------  ------------------
      Net increase (decrease)
        in net assets.............         (1,469,403)         (2,048,763)              34,483
NET ASSETS:
   Beginning of year..............          11,604,230          13,652,993                  --
                                    ------------------  ------------------  ------------------
   End of year....................  $       10,134,827  $       11,604,230  $           34,483
                                    ==================  ==================  ==================


                                           FIDELITY VIP CONTRAFUND               FIDELITY VIP EQUITY-INCOME
                                             INVESTMENT DIVISION                     INVESTMENT DIVISION
                                    --------------------------------------  ------------------------------------
                                           2016                2015                2016               2015
                                    ------------------  ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            1,517  $             (23)  $         970,327  $       1,745,646
   Net realized gains (losses)....               1,595               1,088          4,199,930          8,212,321
   Change in unrealized gains
      (losses) on investments.....              59,258             (1,174)          6,901,929       (14,134,540)
                                    ------------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              62,370               (109)         12,072,186        (4,176,573)
                                    ------------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........           1,119,566               7,582          1,396,420          1,856,411
   Net transfers (including fixed
      account)....................              13,802               (238)        (1,162,966)        (2,229,369)
   Contract charges...............                (13)                (10)           (11,791)           (12,956)
   Transfers for contract benefits
      and terminations............             (7,012)                 (3)        (9,227,552)       (10,432,539)
                                    ------------------  ------------------  -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....           1,126,343               7,331        (9,005,889)       (10,818,453)
                                    ------------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............           1,188,713               7,222          3,066,297       (14,995,026)
NET ASSETS:
   Beginning of year..............              17,911              10,689         77,695,085         92,690,111
                                    ------------------  ------------------  -----------------  -----------------
   End of year....................  $        1,206,624  $           17,911  $      80,761,382  $      77,695,085
                                    ==================  ==================  =================  =================

                                       FIDELITY VIP         FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                                       FREEDOM 2020         FREEDOM 2025         FREEDOM 2030         FREEDOM 2040
                                    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                    -------------------  -------------------  -------------------  -------------------
                                         2016 (c)            2016 (c)              2016 (c)            2016 (c)
                                    -------------------  -----------------    ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          14,801    $          13,238    $           18,014   $           1,281
   Net realized gains (losses)....              2,429                1,689                 2,335                 427
   Change in unrealized gains
      (losses) on investments.....             13,029               18,121                29,909               4,368
                                    -------------------  -----------------    ------------------   -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             30,259               33,048                50,258               6,076
                                    -------------------  -----------------    ------------------   -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........          1,719,229            1,427,447             2,046,134             189,991
   Net transfers (including fixed
      account)....................           (38,374)              (6,869)              (13,114)            (11,793)
   Contract charges...............                 --                   --                    --                  --
   Transfers for contract benefits
      and terminations............                 --                   --               (1,337)                  --
                                    -------------------  -----------------    ------------------   -----------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....          1,680,855            1,420,578             2,031,683             178,198
                                    -------------------  -----------------    ------------------   -----------------
      Net increase (decrease)
        in net assets.............          1,711,114            1,453,626             2,081,941             184,274
NET ASSETS:
   Beginning of year..............                 --                   --                    --                  --
                                    -------------------  -----------------    ------------------   -----------------
   End of year....................  $       1,711,114    $       1,453,626    $        2,081,941   $         184,274
                                    ===================  =================    ==================   =================

                                       FIDELITY VIP
                                       FREEDOM 2050
                                    INVESTMENT DIVISION
                                    -------------------
                                         2016 (c)
                                    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $              951
   Net realized gains (losses)....                 462
   Change in unrealized gains
      (losses) on investments.....               5,707
                                    ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........               7,120
                                    ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from contract owners........             148,581
   Net transfers (including fixed
      account)....................               8,837
   Contract charges...............                  --
   Transfers for contract benefits
      and terminations............            (17,136)
                                    ------------------
      Net increase (decrease) in
        net assets resulting from
        contract transactions.....             140,282
                                    ------------------
      Net increase (decrease)
        in net assets.............             147,402
NET ASSETS:
   Beginning of year..............                  --
                                    ------------------
   End of year....................  $          147,402
                                    ==================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015





                                         FIDELITY VIP FUNDSMANAGER 50%         FIDELITY VIP FUNDSMANAGER 60%
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2016               2015               2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (2,098,264)  $     (1,893,715)  $     (2,171,595)  $     (2,589,158)
   Net realized gains (losses)......          4,256,022          8,397,680         12,893,547         23,621,331
   Change in unrealized gains
     (losses) on investments........          4,791,157       (12,419,817)        (2,493,364)       (25,990,981)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          6,948,915        (5,915,852)          8,228,588        (4,958,808)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            444,788            327,939          2,150,312         33,683,607
   Net transfers (including fixed
     account).......................         14,243,873         74,095,362                 --                 --
   Contract charges.................                 --                 --                 --                 --
   Transfers for contract benefits
     and terminations...............       (15,581,770)        (8,152,410)       (26,318,943)       (15,796,607)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......          (893,109)         66,270,891       (24,168,631)         17,887,000
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          6,055,806         60,355,039       (15,940,043)         12,928,192
NET ASSETS:
   Beginning of year................        290,525,141        230,170,102        302,657,716        289,729,524
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     296,580,947  $     290,525,141  $     286,717,673  $     302,657,716
                                      =================  =================  =================  =================



                                             FIDELITY VIP GOVERNMENT
                                                  MONEY MARKET                       FIDELITY VIP GROWTH
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                             2016               2015               2016               2015
                                      -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        (56,471)  $       (112,722)  $        (801,329)  $       (671,097)
   Net realized gains (losses)......                 --                 --          12,190,827          7,067,443
   Change in unrealized gains
     (losses) on investments........                 --                 --        (11,736,707)          (517,117)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           (56,471)          (112,722)           (347,209)          5,879,229
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         13,195,195         75,271,175           1,589,828          2,166,951
   Net transfers (including fixed
     account).......................       (12,231,606)       (74,033,678)         (3,488,706)        (1,242,455)
   Contract charges.................                 --                 --             (2,764)            (2,947)
   Transfers for contract benefits
     and terminations...............        (2,865,610)        (1,077,409)         (9,199,470)        (9,535,089)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (1,902,021)            160,088        (11,101,112)        (8,613,540)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............        (1,958,492)             47,366        (11,448,321)        (2,734,311)
NET ASSETS:
   Beginning of year................          8,080,715          8,033,349          95,310,704         98,045,015
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $       6,122,223  $       8,080,715  $       83,862,383  $      95,310,704
                                      =================  =================  ==================  =================

                                                                                                       FTVIPT
                                                                                                      TEMPLETON
                                                                               FIDELITY VIP          DEVELOPING
                                      FIDELITY VIP INVESTMENT GRADE BOND          MID CAP            MARKETS VIP
                                              INVESTMENT DIVISION           INVESTMENT DIVISION  INVESTMENT DIVISION
                                      ------------------------------------  -------------------  -------------------
                                            2016                2015             2016 (a)             2016 (a)
                                      -----------------  -----------------  -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         170,815  $         228,191  $         (1,186)    $             281
   Net realized gains (losses)......             23,502             10,020                134                1,507
   Change in unrealized gains
     (losses) on investments........            324,341          (449,055)             47,813               18,684
                                      -----------------  -----------------  -----------------    -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            518,658          (210,844)             46,761               20,472
                                      -----------------  -----------------  -----------------    -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            583,537            773,224            602,766              212,047
   Net transfers (including fixed
     account).......................          (279,070)          (171,317)              1,308             (11,321)
   Contract charges.................              (562)              (581)                 --                   --
   Transfers for contract benefits
     and terminations...............        (2,301,757)        (2,369,625)            (1,639)                   --
                                      -----------------  -----------------  -----------------    -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (1,997,852)        (1,768,299)            602,435              200,726
                                      -----------------  -----------------  -----------------    -----------------
     Net increase (decrease)
        in net assets...............        (1,479,194)        (1,979,143)            649,196              221,198
NET ASSETS:
   Beginning of year................         13,843,675         15,822,818                 --                   --
                                      -----------------  -----------------  -----------------    -----------------
   End of year......................  $      12,364,481  $      13,843,675  $         649,196    $         221,198
                                      =================  =================  =================    =================


                                            FTVIPT
                                           TEMPLETON
                                          FOREIGN VIP
                                      INVESTMENT DIVISION
                                      -------------------
                                           2016 (a)
                                       -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....   $              10
   Net realized gains (losses)......                  16
   Change in unrealized gains
     (losses) on investments........                  42
                                       -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............                  68
                                       -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........               1,447
   Net transfers (including fixed
     account).......................                 416
   Contract charges.................                  --
   Transfers for contract benefits
     and terminations...............               (541)
                                       -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......               1,322
                                       -----------------
     Net increase (decrease)
        in net assets...............               1,390
NET ASSETS:
   Beginning of year................                  --
                                       -----------------
   End of year......................   $           1,390
                                       =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                                                                                       LMPVET
                                                                                                     CLEARBRIDGE
                                                                                JANUS ASPEN           VARIABLE
                                             IVY VIP ASSET STRATEGY             ENTERPRISE          APPRECIATION
                                               INVESTMENT DIVISION          INVESTMENT DIVISION  INVESTMENT DIVISION
                                      ------------------------------------  -------------------  -------------------
                                             2016            2015 (b)            2016 (a)             2016 (a)
                                      -----------------  -----------------  -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $            (19)  $            (24)  $           (579)    $              263
   Net realized gains (losses)......              (157)                492                529                   658
   Change in unrealized gains
     (losses) on investments........                 64              (781)              3,210                   542
                                      -----------------  -----------------  -----------------    ------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............              (112)              (313)              3,160                 1,463
                                      -----------------  -----------------  -----------------    ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                 --              2,944            245,291                31,526
   Net transfers (including fixed
     account).......................                281                251                402                 (870)
   Contract charges.................                 --                 --                 --                    --
   Transfers for contract benefits
     and terminations...............              (401)                 --            (1,089)                    --
                                      -----------------  -----------------  -----------------    ------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......              (120)              3,195            244,604                30,656
                                      -----------------  -----------------  -----------------    ------------------
     Net increase (decrease)
        in net assets...............              (232)              2,882            247,764                32,119
NET ASSETS:
   Beginning of year................              2,882                 --                 --                    --
                                      -----------------  -----------------  -----------------    ------------------
   End of year......................  $           2,650  $           2,882  $         247,764    $           32,119
                                      =================  =================  =================    ==================


                                            LMPVET               LMPVET               LMPVET
                                          CLEARBRIDGE          CLEARBRIDGE          CLEARBRIDGE
                                           VARIABLE          VARIABLE LARGE       VARIABLE SMALL
                                       DIVIDEND STRATEGY       CAP GROWTH           CAP GROWTH
                                      INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                      -------------------  -------------------  -------------------
                                           2016 (a)             2016 (a)              2016 (a)
                                      -----------------    ------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $             632    $              256    $           (142)
   Net realized gains (losses)......                 11                51,392                  875
   Change in unrealized gains
     (losses) on investments........              4,421              (25,223)                1,875
                                      -----------------    ------------------    -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............              5,064                26,425                2,608
                                      -----------------    ------------------    -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             59,736               671,030               38,048
   Net transfers (including fixed
     account).......................              1,636                    42                  587
   Contract charges.................                 --                    --                   --
   Transfers for contract benefits
     and terminations...............                (3)               (3,966)                 (37)
                                      -----------------    ------------------    -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......             61,369               667,106               38,598
                                      -----------------    ------------------    -----------------
     Net increase (decrease)
        in net assets...............             66,433               693,531               41,206
NET ASSETS:
   Beginning of year................                 --                    --                   --
                                      -----------------    ------------------    -----------------
   End of year......................  $          66,433    $          693,531    $          41,206
                                      =================    ==================    =================



                                                                                   LMPVIT
                                              LMPVET ENTRUSTPERMAL              WESTERN ASSET
                                             ALTERNATIVE SELECT VIT               CORE PLUS
                                               INVESTMENT DIVISION           INVESTMENT DIVISION
                                      -------------------------------------  -------------------
                                             2016               2015              2016 (a)
                                      ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         (27,722)  $           1,272  $            2,795
   Net realized gains (losses)......            (29,627)             12,779                (54)
   Change in unrealized gains
     (losses) on investments........            (14,315)          (124,344)             (5,731)
                                      ------------------  -----------------  ------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            (71,664)          (110,293)             (2,990)
                                      ------------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             491,681          1,588,976             173,678
   Net transfers (including fixed
     account).......................              90,987            363,343             (3,551)
   Contract charges.................               (434)                (4)                  --
   Transfers for contract benefits
     and terminations...............           (171,582)            (4,366)             (1,811)
                                      ------------------  -----------------  ------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......             410,652          1,947,949             168,316
                                      ------------------  -----------------  ------------------
     Net increase (decrease)
        in net assets...............             338,988          1,837,656             165,326
NET ASSETS:
   Beginning of year................           1,866,516             28,860                  --
                                      ------------------  -----------------  ------------------
   End of year......................  $        2,205,504  $       1,866,516  $          165,326
                                      ==================  =================  ==================




                                                                                 MIST ALLIANZ GLOBAL INVESTORS
                                        MIST AB GLOBAL DYNAMIC ALLOCATION          DYNAMIC MULTI-ASSET PLUS
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                            2016                2015               2016                2015
                                      -----------------  ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       5,697,109  $       32,884,000  $       (848,408)  $         179,206
   Net realized gains (losses)......         23,079,124          63,749,494           (22,823)             61,081
   Change in unrealized gains
     (losses) on investments........          8,961,217       (107,044,699)          1,511,246        (1,990,605)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         37,737,450        (10,411,205)            640,015        (1,750,318)
                                      -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         52,855,344          84,726,104         15,409,284         31,417,028
   Net transfers (including fixed
     account).......................         10,793,534         (2,772,610)          5,207,836         16,882,225
   Contract charges.................       (22,124,330)        (20,709,789)          (808,405)          (236,293)
   Transfers for contract benefits
     and terminations...............       (79,782,569)        (72,081,185)        (3,065,056)        (1,265,963)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (38,258,021)        (10,837,480)         16,743,659         46,796,997
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          (520,571)        (21,248,685)         17,383,674         45,046,679
NET ASSETS:
   Beginning of year................      1,594,775,590       1,616,024,275         57,080,060         12,033,381
                                      -----------------  ------------------  -----------------  -----------------
   End of year......................  $   1,594,255,019  $    1,594,775,590  $      74,463,734  $      57,080,060
                                      =================  ==================  =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                             MIST AMERICAN FUNDS                   MIST AMERICAN FUNDS
                                             BALANCED ALLOCATION                    GROWTH ALLOCATION
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2016               2015               2016               2015
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       3,089,928  $       1,126,157  $         183,845  $         178,469
   Net realized gains (losses).....         71,519,425         48,332,140         43,416,413         33,525,680
   Change in unrealized gains
     (losses) on investments.......       (21,697,985)       (65,120,634)       (13,270,190)       (41,675,699)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         52,911,368       (15,662,337)         30,330,068        (7,971,550)
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         38,118,283         46,737,279         15,430,113         15,047,927
   Net transfers (including fixed
     account)......................         20,318,842          5,230,990          4,924,398          (671,210)
   Contract charges................        (8,224,852)        (7,648,329)        (3,792,428)        (3,693,830)
   Transfers for contract benefits
     and terminations..............       (50,594,528)       (49,850,475)       (28,198,194)       (26,770,641)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          (382,255)        (5,530,535)       (11,636,111)       (16,087,754)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         52,529,113       (21,192,872)         18,693,957       (24,059,304)
NET ASSETS:
   Beginning of year...............        802,015,862        823,208,734        404,659,720        428,719,024
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     854,544,975  $     802,015,862  $     423,353,677  $     404,659,720
                                     =================  =================  =================  =================

                                                                                  MIST AMERICAN FUNDS
                                         MIST AMERICAN FUNDS GROWTH               MODERATE ALLOCATION
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ----------------------------------
                                           2016               2015              2016              2015
                                     -----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (3,580,254)  $    (1,538,453)  $      6,093,952  $      2,156,519
   Net realized gains (losses).....         97,324,652        45,177,533        64,050,111        48,597,995
   Change in unrealized gains
     (losses) on investments.......       (65,461,842)      (24,339,670)      (17,869,095)      (69,397,017)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         28,282,556        19,299,410        52,274,968      (18,642,503)
                                     -----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         10,759,311        15,396,605        36,929,884        48,719,585
   Net transfers (including fixed
     account)......................       (11,394,582)      (20,305,075)         2,297,892       (7,910,289)
   Contract charges................        (3,190,870)       (3,183,174)       (9,322,030)       (9,098,827)
   Transfers for contract benefits
     and terminations..............       (21,764,807)      (21,260,468)      (75,045,852)      (63,807,780)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (25,590,948)      (29,352,112)      (45,140,106)      (32,097,311)
                                     -----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............          2,691,608      (10,052,702)         7,134,862      (50,739,814)
NET ASSETS:
   Beginning of year...............        369,229,553       379,282,255       936,586,101       987,325,915
                                     -----------------  ----------------  ----------------  ----------------
   End of year.....................  $     371,921,161  $    369,229,553  $    943,720,963  $    936,586,101
                                     =================  ================  ================  ================

                                                                                      MIST BLACKROCK
                                         MIST AQR GLOBAL RISK BALANCED          GLOBAL TACTICAL STRATEGIES
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                            2016               2015               2016               2015
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (16,041,659)  $      62,379,366  $       4,316,440  $       6,028,714
   Net realized gains (losses).....       (26,638,265)        130,738,186        164,147,748         87,558,090
   Change in unrealized gains
     (losses) on investments.......        137,418,418      (348,140,416)      (105,157,857)      (120,602,820)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         94,738,494      (155,022,864)         63,306,331       (27,016,016)
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         17,844,850         43,703,628         61,761,501        126,172,524
   Net transfers (including fixed
     account)......................       (42,679,138)       (90,495,717)       (15,769,304)       (17,841,123)
   Contract charges................       (18,428,361)       (19,144,120)       (27,583,084)       (26,102,879)
   Transfers for contract benefits
     and terminations..............       (65,774,795)       (68,526,643)       (96,366,908)       (89,736,108)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (109,037,444)      (134,462,852)       (77,957,795)        (7,507,586)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (14,298,950)      (289,485,716)       (14,651,464)       (34,523,602)
NET ASSETS:
   Beginning of year...............      1,279,345,923      1,568,831,639      2,004,095,320      2,038,618,922
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   1,265,046,973  $   1,279,345,923  $   1,989,443,856  $   2,004,095,320
                                     =================  =================  =================  =================


                                           MIST BLACKROCK HIGH YIELD
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                            2016               2015
                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $           9,937  $           3,509
   Net realized gains (losses).....            (3,191)                312
   Change in unrealized gains
     (losses) on investments.......             18,696           (12,432)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             25,442            (8,611)
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........             99,390            144,003
   Net transfers (including fixed
     account)......................             43,805             23,190
   Contract charges................               (37)               (18)
   Transfers for contract benefits
     and terminations..............            (9,847)            (2,096)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......            133,311            165,079
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............            158,753            156,468
NET ASSETS:
   Beginning of year...............            172,276             15,808
                                     -----------------  -----------------
   End of year.....................  $         331,029  $         172,276
                                     =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                     MIST CLEARBRIDGE
                                         MIST CLARION GLOBAL REAL ESTATE             AGGRESSIVE GROWTH
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016               2015              2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       1,879,309  $       6,443,081  $     (4,670,514)  $     (6,709,656)
   Net realized gains (losses)......        (1,406,958)        (1,517,055)         11,263,135         15,150,000
   Change in unrealized gains
     (losses) on investments........          (743,010)       (11,514,293)            310,485       (41,596,728)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (270,659)        (6,588,267)          6,903,106       (33,156,384)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          7,385,884         10,244,133         17,056,798         29,754,581
   Net transfers (including fixed
     account).......................          1,082,053        (5,596,815)       (33,073,370)          2,156,739
   Contract charges.................        (1,014,736)        (1,038,007)        (3,727,339)        (3,913,931)
   Transfers for contract benefits
     and terminations...............       (20,458,485)       (24,688,782)       (45,410,709)       (52,595,613)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (13,005,284)       (21,079,471)       (65,154,620)       (24,598,224)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (13,275,943)       (27,667,738)       (58,251,514)       (57,754,608)
NET ASSETS:
   Beginning of year................        233,288,277        260,956,015        615,095,439        672,850,047
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     220,012,334  $     233,288,277  $     556,843,925  $     615,095,439
                                      =================  =================  =================  =================

                                                 MIST GOLDMAN                       MIST HARRIS OAKMARK
                                              SACHS MID CAP VALUE                      INTERNATIONAL
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2016             2015 (b)             2016                2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         (1,138)  $           (632)  $       4,273,674  $       9,654,311
   Net realized gains (losses)......             14,246             14,791         22,251,306         53,300,661
   Change in unrealized gains
     (losses) on investments........             22,745           (30,255)          6,561,081       (92,293,852)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............             35,853           (16,096)         33,086,061       (29,338,880)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             86,478            105,542         15,441,606         24,194,420
   Net transfers (including fixed
     account).......................             45,512             77,998       (17,374,772)          4,312,086
   Contract charges.................                (5)                 --        (2,790,053)        (2,874,054)
   Transfers for contract benefits
     and terminations...............           (10,390)              (585)       (37,781,688)       (46,074,370)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            121,595            182,955       (42,504,907)       (20,441,918)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............            157,448            166,859        (9,418,846)       (49,780,798)
NET ASSETS:
   Beginning of year................            166,859                 --        503,695,677        553,476,475
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $         324,307  $         166,859  $     494,276,831  $     503,695,677
                                      =================  =================  =================  =================

                                                  MIST INVESCO
                                            BALANCED-RISK ALLOCATION                MIST INVESCO COMSTOCK
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016               2015               2016             2015 (d)
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (5,389,838)  $       6,976,834  $             117  $              54
   Net realized gains (losses)......          (822,804)         32,567,892              (130)                117
   Change in unrealized gains
     (losses) on investments........         53,568,247       (64,874,713)              1,347              (918)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         47,355,605       (25,329,987)              1,334              (747)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         25,973,982         49,230,141              8,809              9,430
   Net transfers (including fixed
     account).......................         27,799,932          (735,103)            (1,981)                 89
   Contract charges.................        (6,346,466)        (5,530,401)                (3)                 --
   Transfers for contract benefits
     and terminations...............       (26,853,042)       (21,658,016)            (2,423)              (100)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......         20,574,406         21,306,621              4,402              9,419
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         67,930,011        (4,023,366)              5,736              8,672
NET ASSETS:
   Beginning of year................        454,441,516        458,464,882              8,672                 --
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     522,371,527  $     454,441,516  $          14,408  $           8,672
                                      =================  =================  =================  =================


                                          MIST INVESCO MID CAP VALUE
                                              INVESTMENT DIVISION
                                      -----------------------------------
                                            2016              2015
                                      ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $    (2,210,544)  $     (3,386,587)
   Net realized gains (losses)......        20,870,823         30,182,385
   Change in unrealized gains
     (losses) on investments........        37,621,223       (73,076,355)
                                      ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        56,281,502       (46,280,557)
                                      ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         9,637,257         13,408,751
   Net transfers (including fixed
     account).......................      (18,679,137)        (1,468,130)
   Contract charges.................       (1,621,588)        (1,663,667)
   Transfers for contract benefits
     and terminations...............      (35,893,614)       (45,460,761)
                                      ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......      (46,557,082)       (35,183,807)
                                      ----------------  -----------------
     Net increase (decrease)
        in net assets...............         9,724,420       (81,464,364)
NET ASSETS:
   Beginning of year................       422,756,206        504,220,570
                                      ----------------  -----------------
   End of year......................  $    432,480,626  $     422,756,206
                                      ================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                        MIST INVESCO SMALL CAP GROWTH            MIST JPMORGAN CORE BOND
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2016               2015               2016              2015
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (617,347)  $       (694,196)  $       1,502,041  $         989,600
   Net realized gains (losses).....         7,636,784         14,943,940          (120,942)           (77,075)
   Change in unrealized gains
     (losses) on investments.......       (2,241,631)       (15,578,333)          (619,010)        (1,738,113)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,777,806        (1,328,589)            762,089          (825,588)
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         1,863,147          2,949,714          4,983,310          5,328,900
   Net transfers (including fixed
     account)......................       (1,199,618)           (38,384)          1,919,030          5,113,852
   Contract charges................         (194,091)          (201,983)          (895,456)          (886,711)
   Transfers for contract benefits
     and terminations..............       (4,648,805)        (4,949,094)        (6,496,612)        (6,650,405)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (4,179,367)        (2,239,747)          (489,728)          2,905,636
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............           598,439        (3,568,336)            272,361          2,080,048
NET ASSETS:
   Beginning of year...............        50,546,958         54,115,294         97,049,152         94,969,104
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $     51,145,397  $      50,546,958  $      97,321,513  $      97,049,152
                                     ================  =================  =================  =================

                                            MIST JPMORGAN GLOBAL
                                              ACTIVE ALLOCATION               MIST JPMORGAN SMALL CAP VALUE
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2016               2015               2016               2015
                                     -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       7,145,748  $     10,257,848  $          70,721  $        (30,811)
   Net realized gains (losses).....         14,193,866        33,721,224          1,596,863          2,021,965
   Change in unrealized gains
     (losses) on investments.......        (7,246,200)      (47,806,552)          4,221,340        (3,780,603)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         14,093,414       (3,827,480)          5,888,924        (1,789,449)
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         57,901,417        99,400,469            878,120          1,067,740
   Net transfers (including fixed
     account)......................         24,796,147        39,784,699          1,820,177             86,724
   Contract charges................       (10,388,617)       (8,492,134)          (173,087)          (162,466)
   Transfers for contract benefits
     and terminations..............       (40,822,874)      (30,071,151)        (1,290,091)          (959,677)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......         31,486,073       100,621,883          1,235,119             32,321
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         45,579,487        96,794,403          7,124,043        (1,757,128)
NET ASSETS:
   Beginning of year...............        765,909,740       669,115,337         19,373,472         21,130,600
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     811,489,227  $    765,909,740  $      26,497,515  $      19,373,472
                                     =================  ================  =================  =================

                                                                                    MIST MET/ABERDEEN
                                      MIST LOOMIS SAYLES GLOBAL MARKETS          EMERGING MARKETS EQUITY
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                           2016               2015               2016               2015
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         475,684  $         369,322  $      (148,030)  $         288,170
   Net realized gains (losses).....          5,071,002          2,472,090         (617,380)          (328,008)
   Change in unrealized gains
     (losses) on investments.......        (1,490,909)        (2,653,598)         6,099,705        (8,274,343)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          4,055,777            187,814         5,334,295        (8,314,181)
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          2,994,170          3,438,072           993,148          1,979,524
   Net transfers (including fixed
     account)......................          8,193,706        (1,986,596)       (1,367,692)          5,656,755
   Contract charges................          (882,246)          (858,117)         (487,772)          (466,099)
   Transfers for contract benefits
     and terminations..............       (10,657,165)        (9,574,355)       (2,469,245)        (2,071,869)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          (351,535)        (8,980,996)       (3,331,561)          5,098,311
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          3,704,242        (8,793,182)         2,002,734        (3,215,870)
NET ASSETS:
   Beginning of year...............        114,155,824        122,949,006        49,518,855         52,734,725
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     117,860,066  $     114,155,824  $     51,521,589  $      49,518,855
                                     =================  =================  ================  =================

                                               MIST MET/ARTISAN
                                                 INTERNATIONAL
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                            2016            2015 (b)
                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $            (10)  $            (13)
   Net realized gains (losses).....               (60)                (1)
   Change in unrealized gains
     (losses) on investments.......              (228)              (202)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............              (298)              (216)
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........                 --              2,944
   Net transfers (including fixed
     account)......................                431                185
   Contract charges................                 --                 --
   Transfers for contract benefits
     and terminations..............              (399)                 --
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......                 32              3,129
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............              (266)              2,913
NET ASSETS:
   Beginning of year...............              2,913                 --
                                     -----------------  -----------------
   End of year.....................  $           2,647  $           2,913
                                     =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                      MIST MET/FRANKLIN
                                       MIST MET/EATON VANCE FLOATING RATE         LOW DURATION TOTAL RETURN
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                            2016                2015               2016               2015
                                      -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         514,735  $         437,486  $        1,359,414  $       1,624,285
   Net realized gains (losses)......          (133,550)           (98,316)           (646,544)          (338,968)
   Change in unrealized gains
     (losses) on investments........          1,184,560          (773,496)             753,695        (2,946,922)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          1,565,745          (434,326)           1,466,565        (1,661,605)
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          1,804,276          1,535,124           2,490,528          4,559,619
   Net transfers (including fixed
     account).......................          4,698,343            842,170           2,323,733        (7,119,960)
   Contract charges.................           (76,126)           (75,848)           (668,115)          (694,360)
   Transfers for contract benefits
     and terminations...............        (1,439,666)        (2,071,082)         (8,785,433)        (6,572,076)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......          4,986,827            230,364         (4,639,287)        (9,826,777)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............          6,552,572          (203,962)         (3,172,722)       (11,488,382)
NET ASSETS:
   Beginning of year................         19,924,175         20,128,137          85,200,113         96,688,495
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $      26,476,747  $      19,924,175  $       82,027,391  $      85,200,113
                                      =================  =================  ==================  =================

                                               MIST MET/TEMPLETON                    MIST MET/WELLINGTON
                                               INTERNATIONAL BOND                    LARGE CAP RESEARCH
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                             2016               2015               2016               2015
                                      -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        (94,461)  $         574,573  $        9,538,968  $       (743,626)
   Net realized gains (losses)......          (140,382)           (74,272)          59,993,782         76,771,964
   Change in unrealized gains
     (losses) on investments........            212,506          (950,206)        (21,181,412)       (49,429,031)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           (22,337)          (449,905)          48,351,338         26,599,307
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........             81,436            158,313           9,084,499         11,762,759
   Net transfers (including fixed
     account).......................            397,532            384,649        (17,461,131)       (19,471,410)
   Contract charges.................           (89,871)           (91,736)           (750,531)          (759,734)
   Transfers for contract benefits
     and terminations...............          (413,815)          (518,990)        (58,628,411)       (68,589,447)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......           (24,718)           (67,764)        (67,755,574)       (77,057,832)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............           (47,055)          (517,669)        (19,404,236)       (50,458,525)
NET ASSETS:
   Beginning of year................          7,837,819          8,355,488         710,595,064        761,053,589
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $       7,790,764  $       7,837,819  $      691,190,828  $     710,595,064
                                      =================  =================  ==================  =================


                                                   VARIABLE B                            VARIABLE C
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2016               2015               2016                2015
                                      -----------------  ------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         183,684  $            5,694  $          31,549  $          11,324
   Net realized gains (losses)......          1,136,971           1,507,345            101,692            111,175
   Change in unrealized gains
     (losses) on investments........          (477,549)         (1,012,258)           (20,640)           (61,478)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            843,106             500,781            112,601             61,021
                                      -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                 --                  --                 --                 --
   Net transfers (including fixed
     account).......................                 --                  --                 --                 --
   Contract charges.................                 --                  --                 --                 --
   Transfers for contract benefits
     and terminations...............        (1,971,544)         (2,159,003)           (59,920)           (49,123)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (1,971,544)         (2,159,003)           (59,920)           (49,123)
                                      -----------------  ------------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (1,128,438)         (1,658,222)             52,681             11,898
NET ASSETS:
   Beginning of year................         12,212,076          13,870,298          1,368,738          1,356,840
                                      -----------------  ------------------  -----------------  -----------------
   End of year......................  $      11,083,638  $       12,212,076  $       1,421,419  $       1,368,738
                                      =================  ==================  =================  =================


                                        MIST METLIFE ASSET ALLOCATION 100
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2016              2015
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       2,428,498  $         353,067
   Net realized gains (losses)......         27,951,625         22,255,475
   Change in unrealized gains
     (losses) on investments........       (14,456,236)       (29,226,415)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         15,923,887        (6,617,873)
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         10,910,761         13,898,104
   Net transfers (including fixed
     account).......................        (3,584,705)        (2,874,643)
   Contract charges.................          (485,593)          (475,155)
   Transfers for contract benefits
     and terminations...............       (18,297,668)       (20,646,638)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (11,457,205)       (10,098,332)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............          4,466,682       (16,716,205)
NET ASSETS:
   Beginning of year................        214,215,734        230,931,939
                                      -----------------  -----------------
   End of year......................  $     218,682,416  $     214,215,734
                                      =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                MIST METLIFE MULTI-INDEX
                                         MIST METLIFE BALANCED PLUS                   TARGETED RISK
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ------------------------------------
                                           2016               2015               2016               2015
                                     -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      55,636,140  $      28,339,113  $         670,865  $       (307,998)
   Net realized gains (losses).....         39,415,780        199,585,593            968,376         17,078,465
   Change in unrealized gains
     (losses) on investments.......        136,945,140      (409,728,366)         26,580,162       (39,065,202)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        231,997,060      (181,803,660)         28,219,403       (22,294,735)
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        152,319,948        332,485,285        112,718,047        183,140,972
   Net transfers (including fixed
     account)......................         30,594,902         12,794,482         34,422,981        143,784,095
   Contract charges................       (45,057,418)       (40,572,122)       (10,731,996)        (7,135,350)
   Transfers for contract benefits
     and terminations..............      (166,580,278)      (156,636,175)       (38,586,159)       (26,557,212)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (28,722,846)        148,071,470         97,822,873        293,232,505
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        203,274,214       (33,732,190)        126,042,276        270,937,770
NET ASSETS:
   Beginning of year...............      3,272,800,741      3,306,532,931        774,094,507        503,156,737
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   3,476,074,955  $   3,272,800,741  $     900,136,783  $     774,094,507
                                     =================  =================  =================  =================


                                        MIST METLIFE SMALL CAP VALUE         MIST MFS RESEARCH INTERNATIONAL
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  ----------------------------------
                                           2016               2015               2016              2015
                                     -----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (17,574)  $       (174,955)  $      1,621,283  $      3,433,795
   Net realized gains (losses).....            292,455          6,007,305       (2,135,365)           343,144
   Change in unrealized gains
     (losses) on investments.......          4,130,404        (6,894,491)       (3,395,887)       (8,823,405)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          4,405,285        (1,062,141)       (3,909,969)       (5,046,466)
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          1,011,288          1,083,659         5,602,966         7,302,273
   Net transfers (including fixed
     account)......................          (835,463)          (366,120)         (483,768)       (2,376,663)
   Contract charges................           (38,066)           (35,578)       (1,013,488)       (1,059,819)
   Transfers for contract benefits
     and terminations..............        (1,146,340)        (1,090,362)      (16,066,432)      (19,307,007)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (1,008,581)          (408,401)      (11,960,722)      (15,441,216)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............          3,396,704        (1,470,542)      (15,870,691)      (20,487,682)
NET ASSETS:
   Beginning of year...............         15,330,460         16,801,002       201,136,412       221,624,094
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $      18,727,164  $      15,330,460  $    185,265,721  $    201,136,412
                                     =================  =================  ================  ================

                                              MIST MORGAN STANLEY
                                                MID CAP GROWTH               MIST OPPENHEIMER GLOBAL EQUITY
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                            2016              2015               2016               2015
                                      ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....   $    (3,491,333)  $    (4,268,462)  $       (458,547)  $       (367,695)
   Net realized gains (losses).....          8,815,810        15,167,804         18,681,846         15,455,628
   Change in unrealized gains
     (losses) on investments.......       (34,438,851)      (31,029,081)       (21,132,675)        (7,143,440)
                                      ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (29,114,374)      (20,129,739)        (2,909,376)          7,944,493
                                      ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          7,763,311         9,971,327          7,414,080          9,399,725
   Net transfers (including fixed
     account)......................        (4,167,465)       (7,402,166)        (7,842,853)          3,916,312
   Contract charges................          (428,140)         (457,903)        (1,096,762)        (1,118,748)
   Transfers for contract benefits
     and terminations..............       (23,083,046)      (31,210,593)       (23,327,788)       (23,135,934)
                                      ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (19,915,340)      (29,099,335)       (24,853,323)       (10,938,645)
                                      ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (49,029,714)      (49,229,074)       (27,762,699)        (2,994,152)
NET ASSETS:
   Beginning of year...............        318,386,768       367,615,842        268,477,388        271,471,540
                                      ----------------  ----------------  -----------------  -----------------
   End of year.....................   $    269,357,054  $    318,386,768  $     240,714,689  $     268,477,388
                                      ================  ================  =================  =================

                                             MIST PANAGORA GLOBAL
                                               DIVERSIFIED RISK
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                            2016               2015
                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         659,273  $       (127,687)
   Net realized gains (losses).....          1,400,761             80,369
   Change in unrealized gains
     (losses) on investments.......            254,567        (1,781,131)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          2,314,601        (1,828,449)
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         13,091,510         14,767,009
   Net transfers (including fixed
     account)......................         39,349,002          8,481,816
   Contract charges................          (548,821)          (127,692)
   Transfers for contract benefits
     and terminations..............        (2,016,785)          (884,805)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......         49,874,906         22,236,328
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         52,189,507         20,407,879
NET ASSETS:
   Beginning of year...............         27,029,557          6,621,678
                                     -----------------  -----------------
   End of year.....................  $      79,219,064  $      27,029,557
                                     =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                      MIST PIMCO INFLATION PROTECTED BOND          MIST PIMCO TOTAL RETURN
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                     --------------------------------------  -----------------------------------
                                            2016               2015                 2016              2015
                                      -----------------  ----------------    -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....   $     (5,585,593)  $     18,028,545    $      12,831,739  $     42,775,561
   Net realized gains (losses).....         (7,854,721)       (8,502,320)          (5,197,120)         9,908,623
   Change in unrealized gains
     (losses) on investments.......          29,396,662      (30,487,770)            5,881,365      (64,806,501)
                                      -----------------  ----------------    -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          15,956,348      (20,961,545)           13,515,984      (12,122,317)
                                      -----------------  ----------------    -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........           8,871,359        13,413,226           21,877,733        29,337,987
   Net transfers (including fixed
     account)......................           (302,576)       (9,141,299)         (14,551,456)      (16,147,459)
   Contract charges................         (3,639,406)       (3,697,295)          (6,911,454)       (7,011,705)
   Transfers for contract benefits
     and terminations..............        (36,409,123)      (40,815,967)         (82,178,458)      (90,635,820)
                                      -----------------  ----------------    -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (31,479,746)      (40,241,335)         (81,763,635)      (84,456,997)
                                      -----------------  ----------------    -----------------  ----------------
     Net increase (decrease)
        in net assets..............        (15,523,398)      (61,202,880)         (68,247,651)      (96,579,314)
NET ASSETS:
   Beginning of year...............         451,404,388       512,607,268          994,182,970     1,090,762,284
                                      -----------------  ----------------    -----------------  ----------------
   End of year.....................   $     435,880,990  $    451,404,388    $     925,935,319  $    994,182,970
                                      =================  ================    =================  ================

                                       MIST PYRAMIS GOVERNMENT INCOME          MIST PYRAMIS MANAGED RISK
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2016              2015               2016              2015
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       4,401,277  $      5,585,521  $     (1,746,482)  $    (1,222,017)
   Net realized gains (losses).....          (156,174)         (150,619)          1,056,983         7,276,907
   Change in unrealized gains
     (losses) on investments.......        (4,381,845)       (9,705,204)         12,972,660      (16,145,144)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (136,742)       (4,270,302)         12,283,161      (10,090,254)
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         16,994,960        21,028,062         52,633,069       105,640,846
   Net transfers (including fixed
     account)......................         30,771,240         3,306,610         19,675,694        96,467,400
   Contract charges................        (7,507,128)       (7,075,620)        (4,242,703)       (2,123,563)
   Transfers for contract benefits
     and terminations..............       (39,252,970)      (36,356,781)       (13,665,971)       (7,685,955)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......          1,006,102      (19,097,729)         54,400,089       192,298,728
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............            869,360      (23,368,031)         66,683,250       182,208,474
NET ASSETS:
   Beginning of year...............        511,078,026       534,446,057        309,530,805       127,322,331
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     511,947,386  $    511,078,026  $     376,214,055  $    309,530,805
                                     =================  ================  =================  ================

                                      MIST SCHRODERS GLOBAL MULTI-ASSET     MIST SSGA GROWTH AND INCOME ETF
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                            2016              2015               2016              2015
                                     -----------------  ----------------   ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         851,049  $    (1,174,934)   $      9,719,733  $       9,759,736
   Net realized gains (losses).....          7,900,250        14,281,545         50,693,050         59,953,689
   Change in unrealized gains
     (losses) on investments.......         14,036,744      (25,032,926)       (21,976,549)       (98,150,269)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         22,788,043      (11,926,315)         38,436,234       (28,436,844)
                                     -----------------  ----------------   ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         33,708,870        67,525,609         28,406,285         44,577,621
   Net transfers (including fixed
     account)......................         12,925,074        41,820,235       (21,229,604)       (32,417,407)
   Contract charges................        (6,780,954)       (5,548,357)        (9,375,518)        (9,202,199)
   Transfers for contract benefits
     and terminations..............       (24,010,235)      (20,230,788)       (54,770,353)       (53,469,988)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......         15,842,755        83,566,699       (56,969,190)       (50,511,973)
                                     -----------------  ----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets..............         38,630,798        71,640,384       (18,532,956)       (78,948,817)
NET ASSETS:
   Beginning of year...............        498,402,470       426,762,086        880,260,118        959,208,935
                                     -----------------  ----------------   ----------------  -----------------
   End of year.....................  $     537,033,268  $    498,402,470   $    861,727,162  $     880,260,118
                                     =================  ================   ================  =================

                                            MIST SSGA GROWTH ETF
                                             INVESTMENT DIVISION
                                     -----------------------------------
                                           2016              2015
                                     ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,307,944  $       1,156,549
   Net realized gains (losses).....         9,118,383         10,507,045
   Change in unrealized gains
     (losses) on investments.......       (2,689,685)       (17,009,748)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         7,736,642        (5,346,154)
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         5,166,725          8,084,130
   Net transfers (including fixed
     account)......................       (3,524,942)          (531,329)
   Contract charges................       (1,058,387)        (1,044,385)
   Transfers for contract benefits
     and terminations..............      (11,336,035)       (11,626,734)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (10,752,639)        (5,118,318)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............       (3,015,997)       (10,464,472)
NET ASSETS:
   Beginning of year...............       148,082,202        158,546,674
                                     ----------------  -----------------
   End of year.....................  $    145,066,205  $     148,082,202
                                     ================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                       MIST T. ROWE PRICE LARGE CAP VALUE    MIST T. ROWE PRICE MID CAP GROWTH
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016            2015 (d)             2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $           4,573  $           (446)  $     (5,595,593)  $     (5,634,713)
   Net realized gains (losses)......             28,858                 37         71,317,575         78,978,860
   Change in unrealized gains
     (losses) on investments........             11,699            (3,740)       (43,877,188)       (50,570,412)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............             45,130            (4,149)         21,844,794         22,773,735
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            298,982             99,195         18,381,660         25,568,356
   Net transfers (including fixed
     account).......................           (30,531)             42,756        (6,800,190)         20,490,955
   Contract charges.................               (55)                 --        (2,236,616)        (2,178,434)
   Transfers for contract benefits
     and terminations...............            (9,796)                (6)       (36,717,272)       (35,630,225)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            258,600            141,945       (27,372,418)          8,250,652
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............            303,730            137,796        (5,527,624)         31,024,387
NET ASSETS:
   Beginning of year................            137,796                 --        456,943,184        425,918,797
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $         441,526  $         137,796  $     451,415,560  $     456,943,184
                                      =================  =================  =================  =================

                                                                                     MSF BAILLIE GIFFORD
                                          MIST TCW CORE FIXED INCOME                 INTERNATIONAL STOCK
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016             2015 (e)             2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         (1,009)  $            (20)  $         322,605  $         477,891
   Net realized gains (losses)......              (106)                 --        (1,437,129)        (1,107,968)
   Change in unrealized gains
     (losses) on investments........            (3,843)               (16)          5,990,793        (3,208,049)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            (4,958)               (36)          4,876,269        (3,838,126)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            104,341              7,500          2,553,574          3,238,899
   Net transfers (including fixed
     account).......................            216,916             13,199        (2,835,892)        (2,589,739)
   Contract charges.................                 --                 --          (395,781)          (409,655)
   Transfers for contract benefits
     and terminations...............           (18,490)                 --       (10,805,657)       (13,459,183)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            302,767             20,699       (11,483,756)       (13,219,678)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............            297,809             20,663        (6,607,487)       (17,057,804)
NET ASSETS:
   Beginning of year................             20,663                 --        126,876,615        143,934,419
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $         318,472  $          20,663  $     120,269,128  $     126,876,615
                                      =================  =================  =================  =================


                                        MSF BARCLAYS AGGREGATE BOND INDEX        MSF BLACKROCK BOND INCOME
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016              2015               2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      15,932,511  $      17,875,505  $       8,607,599  $      12,251,881
   Net realized gains (losses)......            951,851            721,469          (112,877)          5,818,364
   Change in unrealized gains
     (losses) on investments........        (6,621,395)       (32,081,982)          (633,208)       (22,179,775)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         10,262,967       (13,485,008)          7,861,514        (4,109,530)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         54,460,240         75,590,153         12,261,794         19,829,390
   Net transfers (including fixed
     account).......................         41,379,186         15,299,808         16,773,717         16,202,388
   Contract charges.................        (6,808,934)        (6,358,171)        (2,445,620)        (2,330,867)
   Transfers for contract benefits
     and terminations...............      (107,446,383)      (116,103,203)       (43,300,084)       (48,715,946)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (18,415,891)       (31,571,413)       (16,710,193)       (15,015,035)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............        (8,152,924)       (45,056,421)        (8,848,679)       (19,124,565)
NET ASSETS:
   Beginning of year................      1,156,862,410      1,201,918,831        478,889,253        498,013,818
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $   1,148,709,486  $   1,156,862,410  $     470,040,574  $     478,889,253
                                      =================  =================  =================  =================


                                       MSF BLACKROCK CAPITAL APPRECIATION
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2016               2015
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (2,135,910)  $     (2,366,584)
   Net realized gains (losses)......         19,426,861         40,537,628
   Change in unrealized gains
     (losses) on investments........       (19,863,296)       (29,688,354)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (2,572,345)          8,482,690
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          4,982,463          7,009,721
   Net transfers (including fixed
     account).......................        (5,745,313)        (3,258,993)
   Contract charges.................        (1,045,913)        (1,076,700)
   Transfers for contract benefits
     and terminations...............       (14,318,859)       (15,051,494)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......       (16,127,622)       (12,377,466)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (18,699,967)        (3,894,776)
NET ASSETS:
   Beginning of year................        180,849,248        184,744,024
                                      -----------------  -----------------
   End of year......................  $     162,149,281  $     180,849,248
                                      =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                     MSF BLACKROCK
                                        MSF BLACKROCK LARGE CAP VALUE            ULTRA-SHORT TERM BOND
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2016               2015               2016              2015
                                     ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        456,320  $         835,724  $       (831,026)  $       (897,912)
   Net realized gains (losses).....        12,188,314         18,783,606             10,909                 --
   Change in unrealized gains
     (losses) on investments.......        25,719,292       (38,494,523)             76,512                 --
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        38,363,926       (18,875,193)          (743,605)          (897,912)
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         7,615,577         10,587,598          5,327,542         10,263,669
   Net transfers (including fixed
     account)......................       (1,221,368)        (2,320,586)          1,147,765        (3,986,517)
   Contract charges................       (1,361,431)        (1,369,677)          (507,783)          (534,027)
   Transfers for contract benefits
     and terminations..............      (22,429,856)       (23,869,944)       (10,736,963)        (9,584,689)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (17,397,078)       (16,972,609)        (4,769,439)        (3,841,564)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        20,966,848       (35,847,802)        (5,513,044)        (4,739,476)
NET ASSETS:
   Beginning of year...............       241,297,390        277,145,192         65,638,458         70,377,934
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $    262,264,238  $     241,297,390  $      60,125,414  $      65,638,458
                                     ================  =================  =================  =================


                                         MSF FRONTIER MID CAP GROWTH             MSF JENNISON GROWTH
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                     ----------------------------------  ------------------------------------
                                           2016              2015               2016              2015
                                     ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (5,640,961)  $    (6,402,472)  $     (2,049,550)  $     (2,145,918)
   Net realized gains (losses).....        63,508,602        87,308,805         23,550,220         34,731,596
   Change in unrealized gains
     (losses) on investments.......      (40,013,176)      (70,811,852)       (23,810,580)       (16,815,087)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        17,854,465        10,094,481        (2,309,910)         15,770,591
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         7,512,295         8,174,212          5,677,302          6,669,903
   Net transfers (including fixed
     account)......................      (11,578,837)       (5,595,314)        (6,839,399)          3,673,494
   Contract charges................         (612,223)         (623,301)        (1,044,022)        (1,036,154)
   Transfers for contract benefits
     and terminations..............      (39,090,873)      (47,843,700)       (13,831,574)       (14,525,014)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (43,769,638)      (45,888,103)       (16,037,693)        (5,217,771)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............      (25,915,173)      (35,793,622)       (18,347,603)         10,552,820
NET ASSETS:
   Beginning of year...............       481,166,004       516,959,626        184,782,553        174,229,733
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    455,250,831  $    481,166,004  $     166,434,950  $     184,782,553
                                     ================  ================  =================  =================

                                                                                   MSF LOOMIS SAYLES
                                      MSF LOOMIS SAYLES SMALL CAP CORE             SMALL CAP GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ----------------------------------  ------------------------------------
                                           2016              2015               2016              2015
                                     ----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (1,844,794)  $    (2,230,204)  $       (582,881)  $       (687,881)
   Net realized gains (losses).....        16,917,175        28,214,937          5,089,497          9,423,368
   Change in unrealized gains
     (losses) on investments.......        12,920,486      (30,671,698)        (2,509,551)        (8,680,037)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        27,992,867       (4,686,965)          1,997,065             55,450
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         4,161,800         6,072,356          1,495,178          1,671,979
   Net transfers (including fixed
     account)......................       (6,624,611)       (4,558,976)        (2,353,186)            900,739
   Contract charges................         (731,615)         (731,994)          (114,375)          (119,186)
   Transfers for contract benefits
     and terminations..............      (13,811,136)      (18,477,171)        (4,390,583)        (5,522,762)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (17,005,562)      (17,695,785)        (5,362,966)        (3,069,230)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        10,987,305      (22,382,750)        (3,365,901)        (3,013,780)
NET ASSETS:
   Beginning of year...............       170,029,570       192,412,320         51,758,280         54,772,060
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    181,016,875  $    170,029,570  $      48,392,379  $      51,758,280
                                     ================  ================  =================  =================


                                        MSF MET/ARTISAN MID CAP VALUE
                                             INVESTMENT DIVISION
                                     -----------------------------------
                                           2016               2015
                                     -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (601,891)  $      (487,572)
   Net realized gains (losses).....         23,648,127        33,579,210
   Change in unrealized gains
     (losses) on investments.......         18,242,285      (57,415,570)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         41,288,521      (24,323,932)
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          5,802,518         6,763,059
   Net transfers (including fixed
     account)......................          5,908,335       (5,945,057)
   Contract charges................          (599,704)         (572,399)
   Transfers for contract benefits
     and terminations..............       (19,966,522)      (24,229,032)
                                     -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (8,855,373)      (23,983,429)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............         32,433,148      (48,307,361)
NET ASSETS:
   Beginning of year...............        200,994,480       249,301,841
                                     -----------------  ----------------
   End of year.....................  $     233,427,628  $    200,994,480
                                     =================  ================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                               MSF MET/DIMENSIONAL
                                           INTERNATIONAL SMALL COMPANY          MSF MET/WELLINGTON BALANCED
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2016                2015              2016               2015
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $          55,111  $          33,101  $       8,739,780  $       4,320,253
   Net realized gains (losses)......            355,318          1,213,540         32,768,664        122,285,557
   Change in unrealized gains
     (losses) on investments........           (12,572)          (930,935)        (9,328,313)      (117,805,709)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            397,857            315,706         32,180,131          8,800,101
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........            420,852            562,026          7,980,988         10,373,098
   Net transfers (including fixed
     account).......................            376,614            142,618        (7,221,026)        (8,898,329)
   Contract charges.................           (59,858)           (54,906)          (315,878)          (318,511)
   Transfers for contract benefits
     and terminations...............          (503,925)          (326,783)       (57,760,586)       (66,281,409)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            233,683            322,955       (57,316,502)       (65,125,151)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............            631,540            638,661       (25,136,371)       (56,325,050)
NET ASSETS:
   Beginning of year................          7,726,121          7,087,460        613,073,212        669,398,262
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $       8,357,661  $       7,726,121  $     587,936,841  $     613,073,212
                                      =================  =================  =================  =================

                                               MSF MET/WELLINGTON
                                            CORE EQUITY OPPORTUNITIES           MSF METLIFE ASSET ALLOCATION 20
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  -------------------------------------
                                             2016               2015                2016               2015
                                      ------------------  -----------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        1,070,615  $       2,010,969  $       9,100,773  $        4,049,551
   Net realized gains (losses)......          22,303,959        216,287,956         14,274,734          17,170,497
   Change in unrealized gains
     (losses) on investments........           7,744,412      (212,947,143)        (8,522,160)        (29,849,147)
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          31,118,986          5,351,782         14,853,347         (8,629,099)
                                      ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          11,112,969         14,163,559         11,002,573          23,021,689
   Net transfers (including fixed
     account).......................         (3,688,099)       (25,245,004)          1,497,292        (13,517,149)
   Contract charges.................         (2,845,331)        (2,861,773)        (3,201,704)         (3,280,721)
   Transfers for contract benefits
     and terminations...............        (49,042,235)       (55,904,555)       (50,131,001)        (47,370,506)
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......        (44,462,696)       (69,847,773)       (40,832,840)        (41,146,687)
                                      ------------------  -----------------  -----------------  ------------------
     Net increase (decrease)
        in net assets...............        (13,343,710)       (64,495,991)       (25,979,493)        (49,775,786)
NET ASSETS:
   Beginning of year................         568,631,560        633,127,551        471,604,392         521,380,178
                                      ------------------  -----------------  -----------------  ------------------
   End of year......................  $      555,287,850  $     568,631,560  $     445,624,899  $      471,604,392
                                      ==================  =================  =================  ==================


                                        MSF METLIFE ASSET ALLOCATION 40        MSF METLIFE ASSET ALLOCATION 60
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  -------------------------------------
                                            2016                2015               2016               2015
                                      -----------------  -----------------  ------------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      28,498,137  $    (13,501,985)  $       74,264,715  $    (30,522,692)
   Net realized gains (losses)......         86,368,346         93,914,884         381,718,432        338,781,909
   Change in unrealized gains
     (losses) on investments........       (57,181,305)      (110,103,096)       (237,262,789)      (408,025,987)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         57,685,178       (29,690,197)         218,720,358       (99,766,770)
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         32,183,221         43,521,502         103,565,026        141,856,789
   Net transfers (including fixed
     account).......................       (18,101,380)       (30,068,425)        (63,241,141)       (54,765,136)
   Contract charges.................        (9,606,302)        (9,917,038)        (34,966,672)       (35,530,809)
   Transfers for contract benefits
     and terminations...............      (125,103,940)      (128,574,673)       (324,717,775)      (339,177,273)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......      (120,628,401)      (125,038,634)       (319,360,562)      (287,616,429)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............       (62,943,223)      (154,728,831)       (100,640,204)      (387,383,199)
NET ASSETS:
   Beginning of year................      1,274,255,459      1,428,984,290       3,978,556,726      4,365,939,925
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $   1,211,312,236  $   1,274,255,459  $    3,877,916,522  $   3,978,556,726
                                      =================  =================  ==================  =================


                                         MSF METLIFE ASSET ALLOCATION 80
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2016              2015
                                      -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      30,700,407  $    (17,939,177)
   Net realized gains (losses)......        235,546,377        133,682,074
   Change in unrealized gains
     (losses) on investments........      (148,598,984)      (169,502,844)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        117,647,800       (53,759,947)
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         60,253,187         73,046,350
   Net transfers (including fixed
     account).......................       (51,793,453)       (39,058,626)
   Contract charges.................       (13,037,654)       (13,292,993)
   Transfers for contract benefits
     and terminations...............      (138,187,024)      (154,787,619)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......      (142,764,944)      (134,092,888)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (25,117,144)      (187,852,835)
NET ASSETS:
   Beginning of year................      1,834,003,576      2,021,856,411
                                      -----------------  -----------------
   End of year......................  $   1,808,886,432  $   1,834,003,576
                                      =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                       MSF METLIFE MID CAP STOCK INDEX          MSF METLIFE STOCK INDEX
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2016               2015              2016               2015
                                     ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (688,315)  $     (1,368,736)  $      19,334,362  $     12,314,597
   Net realized gains (losses).....        53,506,789         48,525,278        211,734,612       226,597,227
   Change in unrealized gains
     (losses) on investments.......        38,668,355       (66,183,505)         52,363,507     (241,831,474)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        91,486,829       (19,026,963)        283,432,481       (2,919,650)
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        20,039,909         27,302,440         75,998,252        93,131,498
   Net transfers (including fixed
     account)......................      (18,608,373)        (1,110,575)       (49,866,043)      (15,639,834)
   Contract charges................       (2,052,277)        (2,009,730)        (7,541,991)       (7,471,380)
   Transfers for contract benefits
     and terminations..............      (41,609,056)       (47,544,633)      (253,288,450)     (285,776,588)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (42,229,797)       (23,362,498)      (234,698,232)     (215,756,304)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............        49,257,032       (42,389,461)         48,734,249     (218,675,954)
NET ASSETS:
   Beginning of year...............       508,407,680        550,797,141      2,922,726,168     3,141,402,122
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $    557,664,712  $     508,407,680  $   2,971,460,417  $  2,922,726,168
                                     ================  =================  =================  ================

                                            MSF MFS TOTAL RETURN                     MSF MFS VALUE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2016               2015              2016               2015
                                     ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      2,302,861  $       1,926,087  $       4,085,157  $      6,455,781
   Net realized gains (losses).....         9,019,387          3,730,610         44,846,602        86,154,317
   Change in unrealized gains
     (losses) on investments.......         (516,566)        (7,803,043)          9,395,735      (99,784,014)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        10,805,682        (2,146,346)         58,327,494       (7,173,916)
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         4,232,150          4,838,117         14,862,838        17,425,359
   Net transfers (including fixed
     account)......................         4,259,937        (1,290,543)          3,010,574      (14,316,115)
   Contract charges................         (486,460)          (452,176)        (2,005,385)       (1,934,865)
   Transfers for contract benefits
     and terminations..............      (15,540,037)       (15,494,511)       (42,954,625)      (44,805,407)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (7,534,410)       (12,399,113)       (27,086,598)      (43,631,028)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         3,271,272       (14,545,459)         31,240,896      (50,804,944)
NET ASSETS:
   Beginning of year...............       143,114,163        157,659,622        475,285,633       526,090,577
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $    146,385,435  $     143,114,163  $     506,526,529  $    475,285,633
                                     ================  =================  =================  ================

                                              MSF MSCI EAFE INDEX             MSF NEUBERGER BERMAN GENESIS
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2016               2015              2016               2015
                                      ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....   $      5,875,634  $       9,232,425  $     (2,623,502)  $    (3,008,875)
   Net realized gains (losses).....            391,069          5,055,321          7,523,096         7,964,825
   Change in unrealized gains
     (losses) on investments.......        (6,208,669)       (24,716,207)         41,287,716       (6,471,465)
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             58,034       (10,428,461)         46,187,310       (1,515,515)
                                      ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         20,582,165         28,395,445          6,246,211         7,739,128
   Net transfers (including fixed
     account)......................         15,091,646         12,258,167        (9,348,516)      (10,865,503)
   Contract charges................        (2,181,560)        (2,212,399)          (690,152)         (699,118)
   Transfers for contract benefits
     and terminations..............       (38,424,202)       (45,106,608)       (25,277,782)      (32,306,504)
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (4,931,951)        (6,665,395)       (29,070,239)      (36,131,997)
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............        (4,873,917)       (17,093,856)         17,117,071      (37,647,512)
NET ASSETS:
   Beginning of year...............        494,277,850        511,371,706        289,271,341       326,918,853
                                      ----------------  -----------------  -----------------  ----------------
   End of year.....................   $    489,403,933  $     494,277,850  $     306,388,412  $    289,271,341
                                      ================  =================  =================  ================

                                            MSF RUSSELL 2000 INDEX
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                            2016               2015
                                     -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          16,187  $       (580,827)
   Net realized gains (losses).....         28,459,878         31,065,104
   Change in unrealized gains
     (losses) on investments.......         31,722,627       (48,711,087)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         60,198,692       (18,226,810)
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         13,003,263         16,818,484
   Net transfers (including fixed
     account)......................       (10,535,690)            233,853
   Contract charges................        (1,011,597)          (988,185)
   Transfers for contract benefits
     and terminations..............       (24,446,703)       (28,992,392)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (22,990,727)       (12,928,240)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         37,207,965       (31,155,050)
NET ASSETS:
   Beginning of year...............        318,122,044        349,277,094
                                     -----------------  -----------------
   End of year.....................  $     355,330,009  $     318,122,044
                                     =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015



                                              MSF T. ROWE PRICE                    MSF T. ROWE PRICE
                                              LARGE CAP GROWTH                     SMALL CAP GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2016              2015               2016               2015
                                     ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (5,967,633)  $     (5,695,516)  $     (4,299,950)  $    (4,831,613)
   Net realized gains (losses).....        66,170,073         92,797,482         60,722,602        47,425,085
   Change in unrealized gains
     (losses) on investments.......      (57,287,839)       (46,422,714)       (17,690,211)      (37,585,745)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         2,914,601         40,679,252         38,732,441         5,007,727
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        24,655,893         28,758,080         15,015,380        20,967,157
   Net transfers (including fixed
     account)......................         5,072,806         29,926,297       (14,137,525)        18,655,177
   Contract charges................       (1,688,264)        (1,485,381)        (1,170,760)       (1,118,254)
   Transfers for contract benefits
     and terminations..............      (38,393,708)       (41,836,555)       (30,916,455)      (32,918,369)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......      (10,353,273)         15,362,441       (31,209,360)         5,585,711
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............       (7,438,672)         56,041,693          7,523,081        10,593,438
NET ASSETS:
   Beginning of year...............       499,123,184        443,081,491        405,415,335       394,821,897
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $    491,684,512  $     499,123,184  $     412,938,416  $    405,415,335
                                     ================  =================  =================  ================


                                                 MSF VAN ECK                  MSF WESTERN ASSET MANAGEMENT
                                          GLOBAL NATURAL RESOURCES            STRATEGIC BOND OPPORTUNITIES
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2016              2015               2016               2015
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (238,249)  $       (382,787)  $      3,058,942  $       7,687,045
   Net realized gains (losses).....        (3,592,536)          (621,489)         1,725,286          1,364,144
   Change in unrealized gains
     (losses) on investments.......         17,155,629       (12,781,589)        21,475,786       (15,235,408)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         13,324,844       (13,785,865)        26,260,014        (6,184,219)
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........            366,448            398,171         8,776,731          6,313,082
   Net transfers (including fixed
     account)......................        (7,249,307)         11,005,474       361,370,309          (647,919)
   Contract charges................          (451,881)          (403,843)       (1,688,818)          (520,305)
   Transfers for contract benefits
     and terminations..............        (2,040,187)        (1,876,569)      (48,101,256)       (27,101,107)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......        (9,374,927)          9,123,233       320,356,966       (21,956,249)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          3,949,917        (4,662,632)       346,616,980       (28,140,468)
NET ASSETS:
   Beginning of year...............         31,642,400         36,305,032       189,250,242        217,390,710
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $      35,592,317  $      31,642,400  $    535,867,222  $     189,250,242
                                     =================  =================  ================  =================


                                              MSF WESTERN ASSET                         PIMCO VIT
                                         MANAGEMENT U.S. GOVERNMENT           COMMODITYREALRETURN STRATEGY
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2016               2015               2016               2015
                                     -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       1,996,600  $      1,580,034  $           (258)  $             432
   Net realized gains (losses).....          (214,149)         (159,094)            (1,894)            (1,094)
   Change in unrealized gains
     (losses) on investments.......        (1,988,491)       (3,068,212)              7,512           (10,465)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (206,040)       (1,647,272)              5,360           (11,127)
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          3,729,668         5,174,975              4,208             47,775
   Net transfers (including fixed
     account)......................          6,037,912           921,995              (601)              6,444
   Contract charges................          (964,754)         (994,672)               (11)                 --
   Transfers for contract benefits
     and terminations..............       (20,342,372)      (22,256,012)            (3,430)              (706)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......       (11,539,546)      (17,153,714)                166             53,513
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (11,745,586)      (18,800,986)              5,526             42,386
NET ASSETS:
   Beginning of year...............        179,151,852       197,952,838             43,875              1,489
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     167,406,266  $    179,151,852  $          49,401  $          43,875
                                     =================  ================  =================  =================


                                                  PIMCO VIT
                                            EMERGING MARKETS BOND
                                             INVESTMENT DIVISION
                                     ----------------------------------
                                           2016              2015
                                     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          3,757  $          1,403
   Net realized gains (losses).....           (3,352)               332
   Change in unrealized gains
     (losses) on investments.......             4,131           (4,947)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             4,536           (3,212)
                                     ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........             7,049            62,549
   Net transfers (including fixed
     account)......................             6,927             6,821
   Contract charges................              (10)                --
   Transfers for contract benefits
     and terminations..............           (2,938)             (296)
                                     ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions......            11,028            69,074
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets..............            15,564            65,862
NET ASSETS:
   Beginning of year...............            67,775             1,913
                                     ----------------  ----------------
   End of year.....................  $         83,339  $         67,775
                                     ================  ================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015


                                                                                     TAP 1919 VARIABLE
                                          PIMCO VIT UNCONSTRAINED BOND         SOCIALLY RESPONSIVE BALANCED
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2016             2015 (b)            2016              2015 (d)
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $              41  $           1,206  $              30  $              10
   Net realized gains (losses)......              (570)                 13                438                187
   Change in unrealized gains
     (losses) on investments........              3,819            (2,167)              (238)              (257)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............              3,290              (948)                230               (60)
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........              1,966             28,196              5,295                 67
   Net transfers (including fixed
     account).......................             45,786             36,330                 61              2,108
   Contract charges.................               (12)                 --                (1)                (1)
   Transfers for contract benefits
     and terminations...............            (2,546)              (196)               (95)                (2)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......             45,194             64,330              5,260              2,172
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............             48,484             63,382              5,490              2,112
NET ASSETS:
   Beginning of year................             63,382                 --              2,112                 --
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $         111,866  $          63,382  $           7,602  $           2,112
                                      =================  =================  =================  =================


                                            UIF GLOBAL INFRASTRUCTURE         VANECK VIP LONG/SHORT EQUITY INDEX
                                               INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      -------------------------------------  ------------------------------------
                                             2016               2015                2016            2015 (b)
                                      ------------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $              278  $             110  $           (258)  $           (207)
   Net realized gains (losses)......               (974)              3,309              (405)                 81
   Change in unrealized gains
     (losses) on investments........               6,900           (10,718)                924            (1,342)
                                      ------------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............               6,204            (7,299)                261            (1,468)
                                      ------------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........               7,105             35,319              1,239             32,018
   Net transfers (including fixed
     account).......................             (2,927)             26,003            (5,098)                 71
   Contract charges.................                (18)                (6)                (1)                 --
   Transfers for contract benefits
     and terminations...............            (18,480)               (24)              (212)              (205)
                                      ------------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        contract transactions.......            (14,320)             61,292            (4,072)             31,884
                                      ------------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............             (8,116)             53,993            (3,811)             30,416
NET ASSETS:
   Beginning of year................              58,000              4,007             30,416                 --
                                      ------------------  -----------------  -----------------  -----------------
   End of year......................  $           49,884  $          58,000  $          26,605  $          30,416
                                      ==================  =================  =================  =================

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT E
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a portion of its retail business, (the "Separation"). Additionally, on July 21, 2016, MetLife, Inc. announced that following the Separation, the separated business will be rebranded as "Brighthouse Financial." On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"), which included a description of how MetLife, Inc. currently plans to effectuate the Separation. On December 6, 2016, Brighthouse filed amendments to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that the Company intends to include MetLife Insurance Company USA, New England Life Insurance Company, First MetLife Investors Insurance Company and MetLife Advisers, LLC ("MetLife Advisers"), among other companies, in the proposed separated business. The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. MetLife expects that the life and annuity business sold through the Company will not be a part of Brighthouse Financial. The Separation remains subject to certain conditions, including, among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the Internal Revenue Service and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, and an SEC declaration of the effectiveness of the Form 10.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, series, or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")           Legg Mason Partners Variable Equity Trust
Blackrock Variable Series Funds, Inc. ("BlackRock")            ("LMPVET")
Calvert Variable Series, Inc. ("Calvert")                    Legg Mason Partners Variable Income Trust
Delaware VIP Trust ("Delaware VIP")                            ("LMPVIT")
Fidelity Variable Insurance Products ("Fidelity VIP")        Met Investors Series Trust ("MIST")*
Franklin Templeton Variable Insurance Products Trust         Metropolitan Series Fund ("MSF")*
   ("FTVIPT")                                                PIMCO Variable Insurance Trust ("PIMCO VIT")
Ivy Variable Insurance Portfolios ("Ivy VIP")                The Universal Institutional Funds, Inc. ("UIF")
Janus Aspen Series ("Janus Aspen")                           Trust for Advised Portfolios ("TAP")
                                                             VanEck VIP Trust ("VanEck VIP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2016:

American Funds Bond Investment Division                    MIST American Funds Balanced Allocation
American Funds Global Growth Investment Division             Investment Division (a)
American Funds Global Small Capitalization                 MIST American Funds Growth Allocation Investment
   Investment Division (a)                                   Division (a)
American Funds Growth Investment Division                  MIST American Funds Growth Investment Division
American Funds Growth-Income Investment Division           MIST American Funds Moderate Allocation
BlackRock Global Allocation V.I. Investment Division         Investment Division (a)
Calvert VP SRI Balanced Investment Division                MIST AQR Global Risk Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division          MIST BlackRock Global Tactical Strategies Investment
Delaware VIP Small Cap Value Investment Division             Division
Fidelity VIP Contrafund Investment Division                MIST BlackRock High Yield Investment Division (a)
Fidelity VIP Equity-Income Investment Division             MIST Clarion Global Real Estate Investment Division (a)
Fidelity VIP Freedom 2020 Investment Division              MIST ClearBridge Aggressive Growth Investment
Fidelity VIP Freedom 2025 Investment Division                Division (a)
Fidelity VIP Freedom 2030 Investment Division              MIST Goldman Sachs Mid Cap Value Investment
Fidelity VIP Freedom 2040 Investment Division                Division
Fidelity VIP Freedom 2050 Investment Division              MIST Harris Oakmark International Investment
Fidelity VIP FundsManager 50% Investment Division            Division (a)
Fidelity VIP FundsManager 60% Investment Division          MIST Invesco Balanced-Risk Allocation Investment
Fidelity VIP Government Money Market Investment              Division
   Division                                                MIST Invesco Comstock Investment Division
Fidelity VIP Growth Investment Division                    MIST Invesco Mid Cap Value Investment Division (a)
Fidelity VIP Investment Grade Bond Investment              MIST Invesco Small Cap Growth Investment Division (a)
   Division                                                MIST JPMorgan Core Bond Investment Division
Fidelity VIP Mid Cap Investment Division                   MIST JPMorgan Global Active Allocation Investment
FTVIPT Templeton Developing Markets VIP                      Division
   Investment Division                                     MIST JPMorgan Small Cap Value Investment
FTVIPT Templeton Foreign VIP Investment Division             Division (a)
Ivy VIP Asset Strategy Investment Division                 MIST Loomis Sayles Global Markets Investment
Janus Aspen Enterprise Investment Division                   Division
LMPVET ClearBridge Variable Appreciation                   MIST Met/Aberdeen Emerging Markets Equity
   Investment Division                                       Investment Division (a)
LMPVET ClearBridge Variable Dividend Strategy              MIST Met/Artisan International Investment Division
   Investment Division                                     MIST Met/Eaton Vance Floating Rate Investment
LMPVET ClearBridge Variable Large Cap Growth                 Division
   Investment Division                                     MIST Met/Franklin Low Duration Total Return
LMPVET ClearBridge Variable Small Cap Growth                 Investment Division
   Investment Division                                     MIST Met/Templeton International Bond Investment
LMPVET EnTrustPermal Alternative Select VIT                  Division
   Investment Division                                     MIST Met/Wellington Large Cap Research Investment
LMPVIT Western Asset Core Plus Investment Division           Division (a)
MIST AB Global Dynamic Allocation Investment               Variable B Investment Division (b)
   Division                                                Variable C Investment Division (b)
MIST Allianz Global Investors Dynamic Multi-Asset          MIST MetLife Asset Allocation 100 Investment
   Plus Investment Division                                  Division (a)
                                                           MIST MetLife Balanced Plus Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MIST MetLife Multi-Index Targeted Risk Investment          MSF Loomis Sayles Small Cap Growth Investment
   Division                                                  Division (a)
MIST MetLife Small Cap Value Investment Division           MSF Met/Artisan Mid Cap Value Investment Division (a)
MIST MFS Research International Investment                 MSF Met/Dimensional International Small Company
   Division (a)                                              Investment Division
MIST Morgan Stanley Mid Cap Growth Investment              MSF Met/Wellington Balanced Investment Division (a)
   Division (a)                                            MSF Met/Wellington Core Equity Opportunities
MIST Oppenheimer Global Equity Investment                    Investment Division (a)
   Division (a)                                            MSF MetLife Asset Allocation 20 Investment Division (a)
MIST PanAgora Global Diversified Risk Investment           MSF MetLife Asset Allocation 40 Investment Division (a)
   Division                                                MSF MetLife Asset Allocation 60 Investment Division (a)
MIST PIMCO Inflation Protected Bond Investment             MSF MetLife Asset Allocation 80 Investment
   Division (a)                                              Division (a)
MIST PIMCO Total Return Investment Division (a)            MSF MetLife Mid Cap Stock Index Investment
MIST Pyramis Government Income Investment                    Division (a)
   Division                                                MSF MetLife Stock Index Investment Division (a)
MIST Pyramis Managed Risk Investment Division              MSF MFS Total Return Investment Division (a)
MIST Schroders Global Multi-Asset Investment               MSF MFS Value Investment Division (a)
   Division                                                MSF MSCI EAFE Index Investment Division (a)
MIST SSGA Growth and Income ETF Investment                 MSF Neuberger Berman Genesis Investment Division (a)
   Division (a)                                            MSF Russell 2000 Index Investment Division (a)
MIST SSGA Growth ETF Investment Division (a)               MSF T. Rowe Price Large Cap Growth Investment
MIST T. Rowe Price Large Cap Value Investment                Division (a)
   Division                                                MSF T. Rowe Price Small Cap Growth Investment
MIST T. Rowe Price Mid Cap Growth Investment                 Division (a)
   Division (a)                                            MSF Van Eck Global Natural Resources Investment
MIST TCW Core Fixed Income Investment Division               Division
MSF Baillie Gifford International Stock Investment         MSF Western Asset Management Strategic Bond
   Division (a)                                              Opportunities Investment Division (a)
MSF Barclays Aggregate Bond Index Investment               MSF Western Asset Management U.S. Government
   Division (a)                                              Investment Division (a)
MSF BlackRock Bond Income Investment Division (a)          PIMCO VIT CommodityRealReturn Strategy
MSF BlackRock Capital Appreciation Investment                Investment Division
   Division (a)                                            PIMCO VIT Emerging Markets Bond Investment
MSF BlackRock Large Cap Value Investment                     Division
   Division (a)                                            PIMCO VIT Unconstrained Bond Investment Division
MSF BlackRock Ultra-Short Term Bond Investment             TAP 1919 Variable Socially Responsive Balanced
   Division (a)                                              Investment Division
MSF Frontier Mid Cap Growth Investment Division (a)        UIF Global Infrastructure Investment Division
MSF Jennison Growth Investment Division (a)                VanEck VIP Long/Short Equity Index Investment
MSF Loomis Sayles Small Cap Core Investment                  Division
   Division (a)

(a) This Investment Division invests in two or more share classes within the underlying fund, series, or portfolio of the Trusts.
(b) Variable B Investment Division and Variable C Investment Division only invest in the (MIST) Met/Wellington Large Cap Research Portfolio.

B. The following Investment Division had no net assets as of December 31, 2016:

Variable D Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2016:

MIST Lord Abbett Bond Debenture Investment Division
MIST Pioneer Fund Investment Division
MIST Pioneer Strategic Income Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2016:

NAME CHANGES:

Former Name                                             New Name

Ivy Funds VIP Asset Strategy Fund                       Ivy VIP Asset Strategy Fund
Legg Mason Permal Alternative Select VIT Portfolio      Legg Mason EnTrustPermal Alternative Select VIT
                                                          Portfolio
(MIST) MFS Emerging Markets Equity Portfolio            (MIST)Met/Aberdeen Emerging Markets Equity
                                                          Portfolio
(MIST) WMC Large Cap Research Portfolio                 (MIST) Met/Wellington Large Cap Research Portfolio
(MSF) BlackRock Money Market Portfolio                  (MSF) BlackRock Ultra-Short Term Bond Portfolio
(MSF) WMC Balanced Portfolio                            (MSF) Met/Wellington Balanced Portfolio
(MSF) WMC Core Equity Opportunities Portfolio           (MSF) Met/Wellington Core Equity Opportunities
                                                          Portfolio
Van Eck VIP Long/Short Equity Index Fund Portfolio      VanEck VIP Long/Short Equity Index Fund Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) Lord Abbett Bond Debenture Portfolio             (MSF) Western Asset Management Strategic Bond
                                                           Opportunities Portfolio
(MIST) Pioneer Fund Portfolio                           (MSF) Met/Wellington Core Equity Opportunities
                                                           Portfolio
(MIST) Pioneer Strategic Income Portfolio               (MSF) Western Asset Management Strategic Bond
                                                           Opportunities Portfolio

TRUST NAME CHANGES:

Former Trust                                               New Trust

Ivy Funds Variable Insurance Portfolios                    Ivy Variable Insurance Portfolios
Van Eck VIP Trust                                          VanEck VIP Trust

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION TOPIC 946.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


SECURITY VALUATION
An Investment Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

NET TRANSFERS
Funds transferred by the contract owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In March 2015, the FASB issued new guidance to improve fair value measurement guidance (ASU 2015-07, FAIR VALUE MEASUREMENT (TOPIC 820): DISCLOSURE FOR INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)), effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The objective of this update is to address the diversity in practice related to how certain investments measured at NAV with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The amendments in the ASU remove the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the NAV per share practical expedient. Effective January 1, 2016, the Separate Account adopted this guidance. The adoption resulted in removal of the related disclosures in
Note 4.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

      Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

      Enhanced Stepped-Up Provision -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

      Preservation and Growth -- For an additional charge, the Company will guarantee at a future date the Account Value will not be less than your Purchase Payment.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2016.

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.00% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10% - 0.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                               0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Provision                                                                              0.10% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Preservation and Growth                                                                                    1.15% - 1.80%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2016:

     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.90%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.15%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.50% - 0.55%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain contracts. In addition, certain contracts impose a surrender charge of 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2016              DECEMBER 31, 2016
                                                                   -------------------------------  -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                      SHARES           COST ($)      PURCHASES ($)   FROM SALES ($)
                                                                   -------------    --------------  --------------   --------------
     American Funds Bond Investment Division.....................      8,652,709        95,204,989     12,145,514        14,247,070
     American Funds Global Growth Investment Division (a)........         23,181           565,783        581,368            15,452
     American Funds Global Small Capitalization Investment
       Division..................................................     23,272,330       481,050,928     97,414,982        56,858,145
     American Funds Growth Investment Division...................     14,395,109       826,279,087    101,479,668       128,281,808
     American Funds Growth-Income Investment Division............     18,147,860       694,650,804    106,198,254        92,263,653
     BlackRock Global Allocation V.I. Investment Division........         38,995           560,034         33,060            13,070
     Calvert VP SRI Balanced Investment Division.................     25,613,537        48,832,260      3,666,371         5,946,534
     Calvert VP SRI Mid Cap Growth Investment Division...........        351,660        10,461,918      1,664,152         2,491,211
     Delaware VIP Small Cap Value Investment Division (a)........            866            29,762         36,447             7,490
     Fidelity VIP Contrafund Investment Division.................         37,184         1,148,738      1,134,396             5,112
     Fidelity VIP Equity-Income Investment Division..............      3,675,985        80,098,300      7,610,831        10,655,466
     Fidelity VIP Freedom 2020 Investment Division (b)...........        136,999         1,698,086      1,733,213            35,532
     Fidelity VIP Freedom 2025 Investment Division (b)...........        112,947         1,435,505      1,443,960             8,718
     Fidelity VIP Freedom 2030 Investment Division (b)...........        164,062         2,052,032      2,068,044            16,404
     Fidelity VIP Freedom 2040 Investment Division (b)...........         10,070           179,906        191,391            11,749
     Fidelity VIP Freedom 2050 Investment Division (b)...........          8,950           141,695        162,447            21,002
     Fidelity VIP FundsManager 50% Investment Division...........     24,673,956       291,774,444     18,829,497        17,736,235
     Fidelity VIP FundsManager 60% Investment Division...........     25,994,349       263,675,215     15,698,198        31,868,915
     Fidelity VIP Government Money Market Investment Division....      6,122,224         6,122,224     11,722,801        13,681,293
     Fidelity VIP Growth Investment Division.....................      1,413,967        59,576,098      9,276,374        12,429,200
     Fidelity VIP Investment Grade Bond Investment Division......        978,203        12,555,827      1,145,381         2,965,806
     Fidelity VIP Mid Cap Investment Division (a)................         19,655           601,383        602,579             1,251
     FTVIPT Templeton Developing Markets VIP Investment
       Division (a)..............................................         30,054           202,515        217,450            16,443
     FTVIPT Templeton Foreign VIP Investment Division (a)........            102             1,349          1,889               543
     Ivy VIP Asset Strategy Investment Division..................            330             3,368            399               538
     Janus Aspen Enterprise Investment Division (a)..............          4,407           244,556        249,855             5,301
     LMPVET ClearBridge Variable Appreciation Investment
       Division (a)..............................................            875            31,578         32,373               812
     LMPVET ClearBridge Variable Dividend Strategy Investment
       Division (a)..............................................          3,910            62,013         62,248               246
     LMPVET ClearBridge Variable Large Cap Growth Investment
       Division (a)..............................................         33,407           718,756        730,734            12,071
     LMPVET ClearBridge Variable Small Cap Growth Investment
       Division (a)..............................................          1,934            39,333         39,598               280
     LMPVET EnTrustPermal Alternative Select VIT Investment
       Division..................................................        241,303         2,344,277        762,530           379,600
     LMPVIT Western Asset Core Plus Investment Division (a)......         29,005           171,058        177,290             6,178
     MIST AB Global Dynamic Allocation Investment Division.......    142,217,219     1,469,763,113     62,449,193        78,365,881
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
       Investment Division.......................................      7,105,319        74,869,506     19,174,410         3,279,161
     MIST American Funds Balanced Allocation Investment Division.     88,188,208       820,760,072    116,067,872        43,239,115
     MIST American Funds Growth Allocation Investment Division...     46,268,021       401,738,101     67,490,159        37,331,233
     MIST American Funds Growth Investment Division..............     37,873,846       341,732,267    102,573,332        38,685,084
     MIST American Funds Moderate Allocation Investment
       Division..................................................     97,491,811       911,462,028     95,369,631        73,173,422
     MIST AQR Global Risk Balanced Investment Division...........    138,711,292     1,483,740,254      2,317,436       127,396,540
     MIST BlackRock Global Tactical Strategies Investment
       Division..................................................    204,045,524     2,026,252,177    206,737,824       115,309,418
     MIST BlackRock High Yield Investment Division...............         43,479           325,027        203,051            59,803
     MIST Clarion Global Real Estate Investment Division.........     18,988,509       237,309,010     14,903,432        26,029,404
     MIST ClearBridge Aggressive Growth Investment Division......     36,334,493       466,135,065     14,907,348        84,732,484
     MIST Goldman Sachs Mid Cap Value Investment Division........         28,079           331,819        182,154            40,376

(a)  Commenced October 31, 2013 and began transactions in 2016.
(b)  Commenced May 1, 2015 and began transactions in 2016.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONTINUED)


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2016              DECEMBER 31, 2016
                                                                   -------------------------------  --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    --------------  --------------    --------------
     MIST Harris Oakmark International Investment Division.......     38,225,841       537,729,452      60,996,398        66,855,473
     MIST Invesco Balanced-Risk Allocation Investment Division...     51,012,845       525,647,232      30,143,926        14,959,359
     MIST Invesco Comstock Investment Division...................            988            13,982          10,362             5,180
     MIST Invesco Mid Cap Value Investment Division..............     22,741,946       394,828,592      30,077,349        58,864,912
     MIST Invesco Small Cap Growth Investment Division...........      3,927,891        56,642,348      15,570,656        11,072,873
     MIST JPMorgan Core Bond Investment Division.................      9,541,325        99,888,922      12,470,670        11,458,359
     MIST JPMorgan Global Active Allocation Investment Division..     74,040,988       809,471,602      82,947,245        30,460,185
     MIST JPMorgan Small Cap Value Investment Division...........      1,476,956        21,767,814       5,009,894         2,279,454
     MIST Loomis Sayles Global Markets Investment Division.......      7,915,385       105,848,580      17,488,029        13,639,350
     MIST Met/Aberdeen Emerging Markets Equity Investment
        Division.................................................      5,782,383        55,866,227       4,440,446         7,920,035
     MIST Met/Artisan International Investment Division..........            307             3,079             484               461
     MIST Met/Eaton Vance Floating Rate Investment Division......      2,573,057        26,481,588       8,522,813         3,021,252
     MIST Met/Franklin Low Duration Total Return Investment
        Division.................................................      8,571,307        84,809,796      12,322,109        15,601,984
     MIST Met/Templeton International Bond Investment Division...        782,992         8,867,835         819,948           919,465
     MIST Met/Wellington Large Cap Research Investment
        Division.................................................     50,344,242       556,262,402      65,191,604        77,846,029
     Variable B Investment Division..............................        804,912         9,080,232       1,114,551         2,122,364
     Variable C Investment Division..............................        103,226         1,158,684         124,375            62,434
     MIST MetLife Asset Allocation 100 Investment Division.......     18,865,069       213,632,073      44,710,502        26,410,853
     MIST MetLife Balanced Plus Investment Division..............    323,055,294     3,410,763,608     185,483,385       120,543,042
     MIST MetLife Multi-Index Targeted Risk Investment Division..     75,199,398       869,698,606     128,310,277        29,816,539
     MIST MetLife Small Cap Value Investment Division............      1,186,015        17,299,682       1,704,141         2,290,455
     MIST MFS Research International Investment Division.........     18,372,894       203,813,531      10,346,470        20,685,916
     MIST Morgan Stanley Mid Cap Growth Investment Division......     18,869,364       202,140,009       9,516,141        32,922,817
     MIST Oppenheimer Global Equity Investment Division..........     12,523,425       197,913,286      24,467,321        37,499,872
     MIST PanAgora Global Diversified Risk Investment Division...      7,676,267        80,846,587      54,324,294         2,355,204
     MIST PIMCO Inflation Protected Bond Investment Division.....     44,975,344       491,848,125      14,606,570        51,671,914
     MIST PIMCO Total Return Investment Division.................     83,078,387       978,255,623      45,609,034       114,540,933
     MIST Pyramis Government Income Investment Division..........     48,710,503       525,830,913      48,498,877        43,091,503
     MIST Pyramis Managed Risk Investment Division...............     33,620,560       370,632,354      63,693,835        10,120,712
     MIST Schroders Global Multi-Asset Investment Division.......     46,375,930       512,722,224      39,881,633        15,951,593
     MIST SSGA Growth and Income ETF Investment Division.........     78,194,300       855,375,224      79,239,092        76,473,973
     MIST SSGA Growth ETF Investment Division....................     13,150,786       145,189,362      20,452,516        20,566,720
     MIST T. Rowe Price Large Cap Value Investment Division......         13,152           433,570         466,010           167,185
     MIST T. Rowe Price Mid Cap Growth Investment Division.......     46,024,410       436,138,796      90,708,343        55,397,661
     MIST TCW Core Fixed Income Investment Division..............         31,563           322,333         323,168            21,409
     MSF Baillie Gifford International Stock Investment Division.     12,043,170       129,233,210       4,446,338        15,607,498
     MSF Barclays Aggregate Bond Index Investment Division.......    107,473,229     1,163,226,278      96,758,512        99,241,897
     MSF BlackRock Bond Income Investment Division...............      4,489,801       479,672,862      41,582,442        49,685,042
     MSF BlackRock Capital Appreciation Investment Division......      5,019,193       137,884,910      23,374,724        26,066,576
     MSF BlackRock Large Cap Value Investment Division...........     29,345,987       288,930,711      38,426,945        36,305,703
     MSF BlackRock Ultra-Short Term Bond Investment Division.....        600,453        60,048,905      15,150,461        20,749,642
     MSF Frontier Mid Cap Growth Investment Division.............     14,729,572       382,328,684      58,798,018        54,154,469
     MSF Jennison Growth Investment Division.....................     12,708,839       165,654,466      36,691,426        32,112,995
     MSF Loomis Sayles Small Cap Core Investment Division........        689,785       158,733,042      20,787,695        23,781,780
     MSF Loomis Sayles Small Cap Growth Investment Division......      4,049,382        47,573,115       9,054,296         9,662,941
     MSF Met/Artisan Mid Cap Value Investment Division...........      1,029,303       221,375,550      41,153,289        26,845,619

(a)  Commenced October 31, 2013 and began transactions in 2016.
(b)  Commenced May 1, 2015 and began transactions in 2016.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2016              DECEMBER 31, 2016
                                                                   -------------------------------  --------------------------------
                                                                                                        COST OF          PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)    FROM SALES ($)
                                                                   -------------    --------------  --------------    --------------
     MSF Met/Dimensional International Small Company
        Investment Division......................................        668,614         9,336,175      2,094,684          1,281,927
     MSF Met/Wellington Balanced Investment Division.............     31,820,741       541,033,124     48,066,794         69,001,641
     MSF Met/Wellington Core Equity Opportunities Investment
        Division.................................................     19,598,572       574,495,937     42,996,311         61,486,785
     MSF MetLife Asset Allocation 20 Investment Division.........     42,019,573       460,790,578     45,190,034         61,407,725
     MSF MetLife Asset Allocation 40 Investment Division.........    107,620,051     1,182,153,288    138,930,025        149,941,451
     MSF MetLife Asset Allocation 60 Investment Division.........    331,638,247     3,653,581,045    503,496,831        394,204,491
     MSF MetLife Asset Allocation 80 Investment Division.........    141,266,668     1,617,806,665    285,620,229        184,485,281
     MSF MetLife Mid Cap Stock Index Investment Division.........     29,809,892       421,272,550     60,933,311         63,230,044
     MSF MetLife Stock Index Investment Division.................     65,626,691     2,106,967,787    219,174,301        305,621,494
     MSF MFS Total Return Investment Division....................        866,162       124,048,605     19,734,508         18,799,212
     MSF MFS Value Investment Division...........................     33,340,230       485,929,687     72,573,786         51,555,138
     MSF MSCI EAFE Index Investment Division.....................     41,513,114       484,337,686     39,058,963         38,115,281
     MSF Neuberger Berman Genesis Investment Division............     14,453,006       217,087,537      4,208,102         35,901,848
     MSF Russell 2000 Index Investment Division..................     17,819,462       255,937,435     42,237,522         46,140,102
     MSF T. Rowe Price Large Cap Growth Investment Division......     24,648,497       457,309,344    103,286,441         58,763,153
     MSF T. Rowe Price Small Cap Growth Investment Division......     19,959,268       332,182,184     68,409,835         52,385,934
     MSF Van Eck Global Natural Resources Investment Division....      3,298,640        40,247,847      3,275,572         12,888,751
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division......................................     40,239,074       515,198,460    394,158,318         70,742,423
     MSF Western Asset Management U.S. Government
        Investment Division......................................     14,320,756       172,238,083     15,251,270         24,794,216
     PIMCO VIT CommodityRealReturn Strategy Investment
        Division.................................................          6,310            52,405          8,220              8,311
     PIMCO VIT Emerging Markets Bond Investment Division.........          6,625            84,164        123,878            109,095
     PIMCO VIT Unconstrained Bond Investment Division............         10,957           110,217         64,824             19,588
     TAP 1919 Variable Socially Responsive Balanced Investment
        Division.................................................            293             8,099          5,887                140
     UIF Global Infrastructure Investment Division...............          6,661            53,614         20,211             31,537
     VanEck VIP Long/Short Equity Index Investment Division......          1,076            27,027          2,340              6,668

(a)  Commenced October 31, 2013 and began transactions in 2016.
(b)  Commenced May 1, 2015 and began transactions in 2016.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                                                      AMERICAN FUNDS            AMERICAN FUNDS
                                           AMERICAN FUNDS              GLOBAL GROWTH      GLOBAL SMALL CAPITALIZATION
                                      BOND INVESTMENT DIVISION      INVESTMENT DIVISION       INVESTMENT DIVISION
                                   ------------------------------  --------------------  ------------------------------
                                        2016            2015             2016 (a)             2016            2015
                                   --------------  --------------  --------------------  --------------  --------------

Units beginning of year..........       5,343,073       5,917,641                 --         14,155,887      15,709,137
Units issued and transferred
   from other funding options....       1,067,373         718,899            128,623          1,217,864       1,708,584
Units redeemed and transferred to
   other funding options.........     (1,220,734)     (1,293,467)            (4,058)        (2,431,775)     (3,261,834)
                                   --------------  --------------  --------------------  --------------  --------------
Units end of year................       5,189,712       5,343,073            124,565         12,941,976      14,155,887
                                   ==============  ==============  ====================  ==============  ==============


                                                                           AMERICAN FUNDS                BLACKROCK GLOBAL
                                       AMERICAN FUNDS GROWTH                GROWTH-INCOME                 ALLOCATION V.I.
                                        INVESTMENT DIVISION              INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016          2015 (b)
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       4,232,055       4,789,973       4,944,457       5,420,861          24,602              --
Units issued and transferred
   from other funding options....         288,897         327,703         397,936         472,914           1,300          48,301
Units redeemed and transferred to
   other funding options.........       (709,158)       (885,621)       (834,875)       (949,318)           (312)        (23,699)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       3,811,794       4,232,055       4,507,518       4,944,457          25,590          24,602
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                                                           CALVERT VP SRI             DELAWARE VIP
                                       CALVERT VP SRI BALANCED             MID CAP GROWTH            SMALL CAP VALUE
                                         INVESTMENT DIVISION             INVESTMENT DIVISION       INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------
                                        2016            2015            2016            2015            2016 (a)
                                   --------------  --------------  --------------  --------------    --------------

Units beginning of year..........       1,430,108       1,520,177         227,418         256,364                --
Units issued and transferred
   from other funding options....          83,745         100,709          11,183          23,258            31,874
Units redeemed and transferred to
   other funding options.........       (186,613)       (190,778)        (51,624)        (52,204)           (6,052)
                                   --------------  --------------  --------------  --------------    --------------
Units end of year................       1,327,240       1,430,108         186,977         227,418            25,822
                                   ==============  ==============  ==============  ==============    ==============


                                                                                                        FIDELITY VIP
                                       FIDELITY VIP CONTRAFUND        FIDELITY VIP EQUITY-INCOME        FREEDOM 2020
                                         INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                                   -------------------------------  -------------------------------  -------------------
                                        2016            2015             2016            2015             2016 (c)
                                   --------------  ---------------  --------------  ---------------    --------------

Units beginning of year..........           2,695            1,597       2,619,253        3,063,871                --
Units issued and transferred
   from other funding options....         160,291            1,209          65,982           92,237           101,889
Units redeemed and transferred to
   other funding options.........         (1,429)            (111)       (358,139)        (536,855)           (2,928)
                                   --------------  ---------------  --------------  ---------------    --------------
Units end of year................         161,557            2,695       2,327,096        2,619,253            98,961
                                   ==============  ===============  ==============  ===============    ==============

                                      FIDELITY VIP          FIDELITY VIP         FIDELITY VIP          FIDELITY VIP
                                      FREEDOM 2025          FREEDOM 2030         FREEDOM 2040          FREEDOM 2050
                                   INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                   -------------------  --------------------  -------------------  --------------------
                                        2016 (c)              2016 (c)             2016 (c)              2016 (c)
                                     --------------        --------------       --------------       ---------------

Units beginning of year..........                --                    --                   --                    --
Units issued and transferred
   from other funding options....            80,161               115,936                8,269                 7,018
Units redeemed and transferred to
   other funding options.........             (380)                 (825)                (509)                 (943)
                                     --------------        --------------       --------------       ---------------
Units end of year................            79,781               115,111                7,760                 6,075
                                     ==============        ==============       ==============       ===============


                                            FIDELITY VIP                    FIDELITY VIP                     FIDELITY VIP
                                          FUNDSMANAGER 50%                FUNDSMANAGER 60%              GOVERNMENT MONEY MARKET
                                         INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  -------------------------------
                                        2016            2015            2016             2015            2016             2015
                                   --------------  --------------  ---------------  --------------  ---------------  --------------

Units beginning of year..........      22,380,417      17,417,943       24,528,850      23,126,457          554,548         544,052
Units issued and transferred
   from other funding options....       1,194,730       5,577,031          183,635       2,649,263        1,494,955       7,384,905
Units redeemed and transferred to
   other funding options.........     (1,219,330)       (614,557)      (2,098,242)     (1,246,870)      (1,670,289)     (7,374,409)
                                   --------------  --------------  ---------------  --------------  ---------------  --------------
Units end of year................      22,355,817      22,380,417       22,614,243      24,528,850          379,214         554,548
                                   ==============  ==============  ===============  ==============  ===============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:




                                                                            FIDELITY VIP                FIDELITY VIP
                                         FIDELITY VIP GROWTH            INVESTMENT GRADE BOND              MID CAP
                                         INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  --------------------
                                        2016            2015            2016             2015             2016 (a)
                                   --------------  --------------  ---------------  --------------    ---------------

Units beginning of year..........       1,266,107       1,382,739          424,477         477,735                 --
Units issued and transferred
   from other funding options....          36,633          68,376           45,073          47,146             93,268
Units redeemed and transferred to
   other funding options.........       (187,061)       (185,008)        (104,152)       (100,404)              (327)
                                   --------------  --------------  ---------------  --------------    ---------------
Units end of year................       1,115,679       1,266,107          365,398         424,477             92,941
                                   ==============  ==============  ===============  ==============    ===============


                                         FTVIPT
                                        TEMPLETON              FTVIPT
                                       DEVELOPING             TEMPLETON                                            JANUS ASPEN
                                       MARKETS VIP           FOREIGN VIP          IVY VIP ASSET STRATEGY           ENTERPRISE
                                   INVESTMENT DIVISION   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                   -------------------  --------------------  -------------------------------  -------------------
                                        2016 (a)             2016 (a)              2016           2015 (b)          2016 (a)
                                     --------------       ---------------     --------------  ---------------    --------------

Units beginning of year..........                --                    --                191               --                --
Units issued and transferred
   from other funding options....           183,316                   494                 27              194            32,704
Units redeemed and transferred to
   other funding options.........          (14,471)                 (141)               (35)              (3)             (811)
                                     --------------       ---------------     --------------  ---------------    --------------
Units end of year................           168,845                   353                183              191            31,893
                                     ==============       ===============     ==============  ===============    ==============

                                          LMPVET                LMPVET               LMPVET               LMPVET
                                        CLEARBRIDGE           CLEARBRIDGE          CLEARBRIDGE          CLEARBRIDGE
                                         VARIABLE          VARIABLE DIVIDEND        VARIABLE             VARIABLE
                                       APPRECIATION            STRATEGY         LARGE CAP GROWTH     SMALL CAP GROWTH
                                    INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                   --------------------  --------------------  -------------------  -------------------
                                         2016 (a)              2016 (a)             2016 (a)             2016 (a)
                                      --------------       ---------------       ---------------      --------------

Units beginning of year..........                 --                    --                    --                  --
Units issued and transferred
   from other funding options....              5,238                52,618               229,023              12,728
Units redeemed and transferred to
   other funding options.........              (142)                    --               (4,880)               (106)
                                      --------------       ---------------       ---------------      --------------
Units end of year................              5,096                52,618               224,143              12,622
                                      ==============       ===============       ===============      ==============



                                                                           LMPVIT
                                         LMPVET ENTRUSTPERMAL           WESTERN ASSET             MIST AB GLOBAL
                                        ALTERNATIVE SELECT VIT            CORE PLUS             DYNAMIC ALLOCATION
                                          INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                   --------------------------------  -------------------  -------------------------------
                                         2016            2015             2016 (a)             2016             2015
                                   ---------------  ---------------    ---------------    ---------------  --------------

Units beginning of year..........          197,643            2,882                 --        130,172,083     131,033,623
Units issued and transferred
   from other funding options....           94,838          214,961             54,795          8,951,455      11,798,959
Units redeemed and transferred to
   other funding options.........         (49,425)         (20,200)            (3,325)       (11,950,838)    (12,660,499)
                                   ---------------  ---------------    ---------------    ---------------  --------------
Units end of year................          243,056          197,643             51,470        127,172,700     130,172,083
                                   ===============  ===============    ===============    ===============  ==============

                                         MIST ALLIANZ GLOBAL
                                          INVESTORS DYNAMIC                 MIST AMERICAN                  MIST AMERICAN
                                          MULTI-ASSET PLUS            FUNDS BALANCED ALLOCATION       FUNDS GROWTH ALLOCATION
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      56,051,809      11,555,790      62,147,594      62,423,987      31,243,407      32,454,186
Units issued and transferred
   from other funding options....      25,986,665      48,766,590       6,902,314       6,554,925       3,539,074       3,755,330
Units redeemed and transferred to
   other funding options.........     (9,451,831)     (4,270,571)     (6,517,146)     (6,831,318)     (4,372,019)     (4,966,109)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      72,586,643      56,051,809      62,532,762      62,147,594      30,410,462      31,243,407
                                   ==============  ==============  ==============  ==============  ==============  ==============



                                            MIST AMERICAN                   MIST AMERICAN                    MIST AQR
                                            FUNDS GROWTH              FUNDS MODERATE ALLOCATION        GLOBAL RISK BALANCED
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      25,483,182      27,479,262      73,866,251      76,352,619     126,093,556     138,096,106
Units issued and transferred
   from other funding options....       2,394,214       2,402,064       5,455,439       5,665,470       4,757,578       9,314,272
Units redeemed and transferred to
   other funding options.........     (4,043,537)     (4,398,144)     (8,516,603)     (8,151,838)    (14,992,839)    (21,316,822)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      23,833,859      25,483,182      70,805,087      73,866,251     115,858,295     126,093,556
                                   ==============  ==============  ==============  ==============  ==============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                           MIST BLACKROCK                                                   MIST CLARION
                                     GLOBAL TACTICAL STRATEGIES       MIST BLACKROCK HIGH YIELD          GLOBAL REAL ESTATE
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     172,629,165     173,246,218          13,360           5,135      12,591,472      13,729,569
Units issued and transferred
   from other funding options....       9,764,784      16,287,394          26,711           8,914       1,659,527       1,777,745
Units redeemed and transferred to
   other funding options.........    (16,255,683)    (16,904,447)         (4,489)           (689)     (2,236,222)     (2,915,842)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     166,138,266     172,629,165          35,582          13,360      12,014,777      12,591,472
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                         MIST CLEARBRIDGE                   MIST GOLDMAN                     MIST HARRIS
                                         AGGRESSIVE GROWTH               SACHS MID CAP VALUE            OAKMARK INTERNATIONAL
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  ------------------------------
                                        2016            2015            2016          2015 (b)           2016            2015
                                   --------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year..........      38,732,875      40,881,802           7,543               --      20,998,453      21,821,539
Units issued and transferred
   from other funding options....       4,237,249       7,831,488           7,290            7,568       2,786,257       3,348,748
Units redeemed and transferred to
   other funding options.........     (8,787,667)     (9,980,415)         (1,696)             (25)     (4,523,515)     (4,171,834)
                                   --------------  --------------  --------------  ---------------  --------------  --------------
Units end of year................      34,182,457      38,732,875          13,137            7,543      19,261,195      20,998,453
                                   ==============  ==============  ==============  ===============  ==============  ==============

                                            MIST INVESCO
                                      BALANCED-RISK ALLOCATION          MIST INVESCO COMSTOCK       MIST INVESCO MID CAP VALUE
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016          2015 (d)          2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     436,683,517     416,774,221             549              --      12,869,603      13,839,475
Units issued and transferred
   from other funding options....      73,116,622      73,038,547           6,845             555       1,089,141       1,275,699
Units redeemed and transferred to
   other funding options.........    (54,897,529)    (53,129,251)           (333)             (6)     (2,344,790)     (2,245,571)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     454,902,610     436,683,517           7,061             549      11,613,954      12,869,603
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                            MIST INVESCO                                                   MIST JPMORGAN
                                          SMALL CAP GROWTH             MIST JPMORGAN CORE BOND       GLOBAL ACTIVE ALLOCATION
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       1,959,481       2,037,765       8,785,778       8,518,360     631,444,568     549,720,767
Units issued and transferred
   from other funding options....         409,910         516,376       1,878,876       1,902,284      98,187,704     142,279,560
Units redeemed and transferred to
   other funding options.........       (539,195)       (594,660)     (1,927,205)     (1,634,866)    (71,368,147)    (60,555,759)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       1,830,196       1,959,481       8,737,449       8,785,778     658,264,125     631,444,568
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           MIST JPMORGAN                 MIST LOOMIS SAYLES               MIST MET/ABERDEEN
                                          SMALL CAP VALUE                  GLOBAL MARKETS              EMERGING MARKETS EQUITY
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       1,050,675       1,047,237       6,737,799       7,240,094       5,630,392       5,102,751
Units issued and transferred
   from other funding options....         354,143         160,274       1,475,089         954,004       1,039,366       1,340,624
Units redeemed and transferred to
   other funding options.........       (255,639)       (156,836)     (1,451,644)     (1,456,299)     (1,293,836)       (812,983)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       1,149,179       1,050,675       6,761,244       6,737,799       5,375,922       5,630,392
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                          MIST MET/ARTISAN                MIST MET/EATON                  MIST MET/FRANKLIN
                                            INTERNATIONAL               VANCE FLOATING RATE           LOW DURATION TOTAL RETURN
                                         INVESTMENT DIVISION            INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016          2015 (b)          2016            2015            2016            2015
                                    -------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........             308              --       1,831,052       1,809,222       8,644,210       9,626,185
Units issued and transferred
   from other funding options....              53             318         860,509         498,316       1,957,332       2,245,914
Units redeemed and transferred to
   other funding options.........            (48)            (10)       (423,028)       (476,486)     (2,428,374)     (3,227,889)
                                    -------------  --------------  --------------  --------------  --------------  --------------
Units end of year................             313             308       2,268,533       1,831,052       8,173,168       8,644,210
                                    =============  ==============  ==============  ==============  ==============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                         MIST MET/TEMPLETON               MIST MET/WELLINGTON
                                         INTERNATIONAL BOND               LARGE CAP RESEARCH                 VARIABLE B
                                         INVESTMENT DIVISION              INVESTMENT DIVISION            INVESTMENT DIVISION
                                   -------------------------------  ------------------------------  ------------------------------
                                        2016            2015             2016            2015            2016            2015
                                   --------------  ---------------  --------------  --------------  --------------  --------------

Units beginning of year..........         611,605          617,146      14,186,611      15,618,558          50,418          59,002
Units issued and transferred
   from other funding options....         100,772           92,813         528,088         853,545           1,442           1,249
Units redeemed and transferred to
   other funding options.........       (102,223)         (98,354)     (1,824,307)     (2,285,492)         (9,009)         (9,833)
                                   --------------  ---------------  --------------  --------------  --------------  --------------
Units end of year................         610,154          611,605      12,890,392      14,186,611          42,851          50,418
                                   ==============  ===============  ==============  ==============  ==============  ==============


                                                                             MIST METLIFE
                                             VARIABLE C                  ASSET ALLOCATION 100          MIST METLIFE BALANCED PLUS
                                         INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                                   -------------------------------  -------------------------------  ------------------------------
                                        2016             2015            2016             2015            2016            2015
                                   ---------------  --------------  ---------------  --------------  --------------  --------------

Units beginning of year..........            4,268           4,414       11,824,914      12,211,757     269,246,848     257,684,739
Units issued and transferred
   from other funding options....               --               2        1,315,216       1,707,602      23,974,902      42,193,487
Units redeemed and transferred to
   other funding options.........            (191)           (148)      (1,723,326)     (2,094,445)    (26,030,621)    (30,631,378)
                                   ---------------  --------------  ---------------  --------------  --------------  --------------
Units end of year................            4,077           4,268       11,416,804      11,824,914     267,191,129     269,246,848
                                   ===============  ==============  ===============  ==============  ==============  ==============

                                           MIST METLIFE                     MIST METLIFE                      MIST MFS
                                     MULTI-INDEX TARGETED RISK             SMALL CAP VALUE             RESEARCH INTERNATIONAL
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     650,031,968     412,273,295         655,473         671,658      14,035,549      15,153,081
Units issued and transferred
   from other funding options....     167,934,726     288,530,628         116,671          74,884       1,326,847       1,456,620
Units redeemed and transferred to
   other funding options.........    (84,683,861)    (50,771,955)       (123,886)        (91,069)     (2,241,456)     (2,574,152)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     733,282,833     650,031,968         648,258         655,473      13,120,940      14,035,549
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                            MIST MORGAN                        MIST                         MIST PANAGORA
                                      STANLEY MID CAP GROWTH         OPPENHEIMER GLOBAL EQUITY         GLOBAL DIVERSIFIED RISK
                                        INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      15,711,674      17,054,063      15,876,834      14,055,032      27,943,566       6,388,541
Units issued and transferred
   from other funding options....       1,343,773       1,400,690       4,038,270       4,662,354      58,667,086      26,929,661
Units redeemed and transferred to
   other funding options.........     (2,363,718)     (2,743,079)     (3,499,342)     (2,840,552)    (12,016,692)     (5,374,636)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      14,691,729      15,711,674      16,415,762      15,876,834      74,593,960      27,943,566
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                            MIST PIMCO                                                     MIST PYRAMIS
                                     INFLATION PROTECTED BOND         MIST PIMCO TOTAL RETURN            GOVERNMENT INCOME
                                        INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2016            2015            2016            2015           2016            2015
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........      31,458,298      34,187,129      56,338,885     61,356,539      46,949,292      48,686,003
Units issued and transferred
   from other funding options....       3,756,976       4,130,496       6,625,280      6,374,913       8,526,954       6,488,573
Units redeemed and transferred to
   other funding options.........     (5,770,978)     (6,859,327)    (10,539,722)   (11,392,567)     (8,469,711)     (8,225,284)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................      29,444,296      31,458,298      52,424,443     56,338,885      47,006,535      46,949,292
                                   ==============  ==============  ==============  =============  ==============  ==============


                                                                          MIST SCHRODERS                    MIST SSGA
                                     MIST PYRAMIS MANAGED RISK          GLOBAL MULTI-ASSET            GROWTH AND INCOME ETF
                                        INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ----------------------------  ------------------------------
                                        2016            2015            2016          2015            2016            2015
                                   --------------  --------------  -------------  -------------  --------------  --------------

Units beginning of year..........      27,478,865      11,024,305    411,432,972    344,932,808      59,547,628      62,846,863
Units issued and transferred
   from other funding options....       8,463,714      18,270,736     57,575,146    105,496,869       2,970,647       4,289,060
Units redeemed and transferred to
   other funding options.........     (3,550,287)     (1,816,176)   (44,244,330)   (38,996,705)     (6,725,597)     (7,588,295)
                                   --------------  --------------  -------------  -------------  --------------  --------------
Units end of year................      32,392,292      27,478,865    424,763,788    411,432,972      55,792,678      59,547,628
                                   ==============  ==============  =============  =============  ==============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                                                            MIST T. ROWE                   MIST T. ROWE
                                        MIST SSGA GROWTH ETF            PRICE LARGE CAP VALUE          PRICE MID CAP GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016          2015 (d)          2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      10,147,586      10,488,338           1,871              --      25,470,150      25,170,863
Units issued and transferred
   from other funding options....         857,054       1,348,694          22,825           1,880       4,072,706       5,641,190
Units redeemed and transferred to
   other funding options.........     (1,590,050)     (1,689,446)         (2,393)             (9)     (5,559,178)     (5,341,903)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       9,414,590      10,147,586          22,303           1,871      23,983,678      25,470,150
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                           MIST TCW CORE                     MSF BAILLIE                    MSF BARCLAYS
                                           FIXED INCOME              GIFFORD INTERNATIONAL STOCK        AGGREGATE BOND INDEX
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2016          2015 (e)          2016            2015             2016            2015
                                   --------------  --------------  --------------  --------------   --------------  --------------

Units beginning of year..........           2,096              --       9,402,801      10,404,687       68,245,879      70,177,534
Units issued and transferred
   from other funding options....          31,829           2,096         625,397         811,785       11,328,739      11,255,681
Units redeemed and transferred to
   other funding options.........         (1,927)              --     (1,471,364)     (1,813,671)     (12,492,441)    (13,187,336)
                                   --------------  --------------  --------------  --------------   --------------  --------------
Units end of year................          31,998           2,096       8,556,834       9,402,801       67,082,177      68,245,879
                                   ==============  ==============  ==============  ==============   ==============  ==============

                                                                          MSF BLACKROCK                   MSF BLACKROCK
                                     MSF BLACKROCK BOND INCOME        CAPITAL APPRECIATION               LARGE CAP VALUE
                                        INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ----------------------------  ------------------------------  ------------------------------
                                       2016            2015           2016            2015            2016            2015
                                   -------------  -------------  --------------  --------------  --------------  --------------

Units beginning of year..........     10,737,933     11,340,124       6,648,572       7,221,426      14,658,312      15,621,162
Units issued and transferred
   from other funding options....      1,358,738      1,454,214         658,813         857,464       2,417,659       2,184,241
Units redeemed and transferred to
   other funding options.........    (1,907,204)    (2,056,405)     (1,317,230)     (1,430,318)     (3,353,173)     (3,147,091)
                                   -------------  -------------  --------------  --------------  --------------  --------------
Units end of year................     10,189,467     10,737,933       5,990,155       6,648,572      13,722,798      14,658,312
                                   =============  =============  ==============  ==============  ==============  ==============


                                            MSF BLACKROCK
                                        ULTRA-SHORT TERM BOND        MSF FRONTIER MID CAP GROWTH        MSF JENNISON GROWTH
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       5,220,428       5,502,759       8,386,483       9,158,445      17,957,908      18,673,248
Units issued and transferred
   from other funding options....       1,527,728       1,856,405         387,278         551,138       3,428,660       6,144,060
Units redeemed and transferred to
   other funding options.........     (2,506,024)     (2,138,736)     (1,113,547)     (1,323,100)     (5,008,006)     (6,859,400)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,242,132       5,220,428       7,660,214       8,386,483      16,378,562      17,957,908
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                            MSF LOOMIS                       MSF LOOMIS                    MSF MET/ARTISAN
                                       SAYLES SMALL CAP CORE           SAYLES SMALL CAP GROWTH              MID CAP VALUE
                                        INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -----------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year..........       4,874,168       5,539,839       3,053,307       3,266,827       5,928,571      6,662,445
Units issued and transferred
   from other funding options....         305,770         340,689         337,655         634,012         789,304        465,011
Units redeemed and transferred to
   other funding options.........       (837,027)     (1,006,360)       (669,395)       (847,532)     (1,104,313)    (1,198,885)
                                   --------------  --------------  --------------  --------------  --------------  -------------
Units end of year................       4,342,911       4,874,168       2,721,567       3,053,307       5,613,562      5,928,571
                                   ==============  ==============  ==============  ==============  ==============  =============


                                         MSF MET/DIMENSIONAL                                             MSF MET/WELLINGTON
                                     INTERNATIONAL SMALL COMPANY    MSF MET/WELLINGTON BALANCED       CORE EQUITY OPPORTUNITIES
                                         INVESTMENT DIVISION            INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         383,113         366,933      12,350,663      13,516,189      14,083,686      15,922,638
Units issued and transferred
   from other funding options....         101,878          86,362         473,788         544,249         978,018         771,955
Units redeemed and transferred to
   other funding options.........        (88,374)        (70,182)     (1,515,032)     (1,709,775)     (2,189,791)     (2,610,907)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         396,617         383,113      11,309,419      12,350,663      12,871,913      14,083,686
                                   ==============  ==============  ==============  ==============  ==============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                             MSF METLIFE                     MSF METLIFE                     MSF METLIFE
                                         ASSET ALLOCATION 20             ASSET ALLOCATION 40             ASSET ALLOCATION 60
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2016            2015            2016            2015            2016             2015
                                   --------------  --------------  --------------  --------------  ---------------  --------------

Units beginning of year..........      33,195,826      36,038,394      85,328,132      93,519,497      257,093,725     275,213,574
Units issued and transferred
   from other funding options....       2,795,983       3,316,211       5,134,614       5,143,979       13,720,821      15,119,649
Units redeemed and transferred to
   other funding options.........     (5,411,117)     (6,158,779)    (11,955,601)    (13,335,344)     (30,794,898)    (33,239,498)
                                   --------------  --------------  --------------  --------------  ---------------  --------------
Units end of year................      30,580,692      33,195,826      78,507,145      85,328,132      240,019,648     257,093,725
                                   ==============  ==============  ==============  ==============  ===============  ==============


                                             MSF METLIFE                      MSF METLIFE
                                         ASSET ALLOCATION 80              MID CAP STOCK INDEX            MSF METLIFE STOCK INDEX
                                         INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                                   -------------------------------  -------------------------------  -------------------------------
                                        2016             2015             2016            2015             2016            2015
                                   ---------------  --------------  ---------------  --------------  ---------------  --------------

Units beginning of year..........      116,127,054     124,402,568       19,052,817      19,927,953       45,195,410      48,564,594
Units issued and transferred
   from other funding options....        6,923,061       8,654,136        2,351,053       2,715,855        3,517,849       4,400,253
Units redeemed and transferred to
   other funding options.........     (14,622,128)    (16,929,650)      (3,693,357)     (3,590,991)      (7,063,156)     (7,769,437)
                                   ---------------  --------------  ---------------  --------------  ---------------  --------------
Units end of year................      108,427,987     116,127,054       17,710,513      19,052,817       41,650,103      45,195,410
                                   ===============  ==============  ===============  ==============  ===============  ==============


                                        MSF MFS TOTAL RETURN                MSF MFS VALUE                MSF MSCI EAFE INDEX
                                         INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       4,556,651       5,012,826      24,529,013      26,823,537      34,877,903      35,284,954
Units issued and transferred
   from other funding options....         425,147         352,192       3,264,339       2,296,698       4,902,732       5,589,517
Units redeemed and transferred to
   other funding options.........       (768,761)       (808,367)     (4,457,086)     (4,591,222)     (5,169,366)     (5,996,568)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,213,037       4,556,651      23,336,266      24,529,013      34,611,269      34,877,903
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                           MSF NEUBERGER                                                 MSF T. ROWE PRICE
                                          BERMAN GENESIS              MSF RUSSELL 2000 INDEX             LARGE CAP GROWTH
                                        INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ----------------------------
                                        2016            2015            2016            2015            2016          2015
                                   --------------  --------------  --------------  --------------  -------------  -------------

Units beginning of year..........      12,205,331      13,823,646      12,012,694      12,545,618     20,053,722     19,215,859
Units issued and transferred
   from other funding options....         671,353         642,222       1,834,646       1,898,456      5,112,945      5,114,660
Units redeemed and transferred to
   other funding options.........     (1,847,967)     (2,260,537)     (2,584,445)     (2,431,380)    (4,840,457)    (4,276,797)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Units end of year................      11,028,717      12,205,331      11,262,895      12,012,694     20,326,210     20,053,722
                                   ==============  ==============  ==============  ==============  =============  =============

                                                                                                            MSF WESTERN
                                          MSF T. ROWE PRICE                  MSF VAN ECK                 ASSET MANAGEMENT
                                          SMALL CAP GROWTH            GLOBAL NATURAL RESOURCES     STRATEGIC BOND OPPORTUNITIES
                                         INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2016            2015            2016            2015            2016            2015
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      12,314,868      12,136,731       3,453,656       2,631,888       7,434,184       8,379,087
Units issued and transferred
   from other funding options....       1,695,965       2,321,489         620,109       1,358,884      13,465,277         965,853
Units redeemed and transferred to
   other funding options.........     (2,512,432)     (2,143,352)     (1,337,545)       (537,116)     (3,266,379)     (1,910,756)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      11,498,401      12,314,868       2,736,220       3,453,656      17,633,082       7,434,184
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                                                            PIMCO VIT
                                         MSF WESTERN ASSET             COMMODITYREALRETURN                  PIMCO VIT
                                    MANAGEMENT U.S. GOVERNMENT              STRATEGY                  EMERGING MARKETS BOND
                                        INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                   ----------------------------  ------------------------------  ------------------------------
                                        2016          2015            2016            2015            2016            2015
                                   -------------  -------------  --------------  --------------  --------------  --------------

Units beginning of year..........     10,199,735     11,263,811           6,911             171           7,377             200
Units issued and transferred
   from other funding options....      1,413,965      1,213,298           1,305           9,032          11,712           7,242
Units redeemed and transferred to
   other funding options.........    (2,030,914)    (2,277,374)         (1,326)         (2,292)        (10,947)            (65)
                                   -------------  -------------  --------------  --------------  --------------  --------------
Units end of year................      9,582,786     10,199,735           6,890           6,911           8,142           7,377
                                   =============  =============  ==============  ==============  ==============  ==============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015:


                                              PIMCO VIT              TAP 1919 VARIABLE SOCIALLY
                                         UNCONSTRAINED BOND              RESPONSIVE BALANCED           UIF GLOBAL INFRASTRUCTURE
                                         INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                                   ------------------------------  -------------------------------  -------------------------------
                                        2016          2015 (b)           2016          2015 (d)          2016             2015
                                   --------------  --------------   --------------  --------------  ---------------  --------------

Units beginning of year..........           6,574              --              501              --            5,480             315
Units issued and transferred
   from other funding options....           6,685           6,596            1,175             503            1,637           5,174
Units redeemed and transferred to
   other funding options.........         (1,981)            (22)             (27)             (2)          (2,959)             (9)
                                   --------------  --------------   --------------  --------------  ---------------  --------------
Units end of year................          11,278           6,574            1,649             501            4,158           5,480
                                   ==============  ==============   ==============  ==============  ===============  ==============


                                        VANECK VIP LONG/SHORT
                                            EQUITY INDEX
                                         INVESTMENT DIVISION
                                   -------------------------------
                                        2016           2015 (b)
                                   --------------  ---------------

Units beginning of year..........           3,151               --
Units issued and transferred
   from other funding options....             239            3,185
Units redeemed and transferred to
   other funding options.........           (670)             (34)
                                   --------------  ---------------
Units end of year................           2,720            3,151
                                   ==============  ===============

(a) Commenced October 31, 2013 and began transactions in 2016.
(b) Commenced November 19, 2014 and began transactions in 2015.
(c) Commenced May 1, 2015 and began transactions in 2016.
(d) Commenced December 13, 2013 and began transactions in 2015.
(e) For the period May 1, 2015 to December 31, 2015.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, series, or portfolio for the respective stated periods in the five years ended December 31, 2016:

                                                         AS OF DECEMBER 31
                                          ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO          NET
                                              UNITS        HIGHEST ($)     ASSETS ($)
                                          ------------  ---------------  --------------
  American Funds Bond               2016     5,189,712     1.01 - 20.94      92,324,388
     Investment Division            2015     5,343,073     0.99 - 20.47      93,643,199
                                    2014     5,917,641    14.68 - 20.55     105,024,754
                                    2013     6,618,957    14.30 - 19.64     113,016,439
                                    2012     7,263,481    15.00 - 20.21     128,509,424

  American Funds Global Growth      2016       124,565             4.44         552,875
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  American Funds Global Small       2016    12,941,976     3.53 - 41.36     458,931,633
     Capitalization                 2015    14,155,887     3.51 - 40.82     497,974,630
     Investment Division            2014    15,709,137     3.56 - 41.02     552,526,997
                                    2013    16,907,172     3.54 - 40.47     588,501,415
                                    2012    18,635,787     2.81 - 31.78     512,261,353

  American Funds Growth             2016     3,811,794    1.44 - 333.19     963,320,699
     Investment Division            2015     4,232,055    1.35 - 306.61     997,764,490
                                    2014     4,789,973    1.28 - 289.09   1,071,813,826
                                    2013     5,377,037    1.20 - 268.43   1,121,813,455
                                    2012     6,029,312   15.10 - 207.87     978,263,065

  American Funds                    2016     4,507,518   17.35 - 229.57     798,505,698
     Growth-Income                  2015     4,944,457   15.81 - 207.40     797,586,116
     Investment Division            2014     5,420,861   15.84 - 205.97     871,662,648
                                    2013     5,897,170   14.54 - 187.57     866,506,820
                                    2012     6,519,347   11.07 - 141.56     728,354,448

  BlackRock Global Allocation V.I.  2016        25,590    20.06 - 21.42         521,354
     Investment Division            2015        24,602    19.63 - 20.86         489,446
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Calvert VP SRI Balanced           2016     1,327,240    31.20 - 41.95      52,584,587
     Investment Division            2015     1,430,108    29.38 - 39.38      53,307,044
                                    2014     1,520,177    30.50 - 40.77      58,809,995
                                    2013     1,581,457    28.27 - 37.66      56,643,458
                                    2012     1,676,537    24.33 - 32.31      51,646,891

  Calvert VP SRI Mid Cap            2016       186,977            54.20      10,134,827
     Growth Investment Division     2015       227,418            51.03      11,604,230
                                    2014       256,364            53.26      13,652,993
                                    2013       285,572    49.72 - 49.74      14,202,309
                                    2012       319,337    38.64 - 38.65      12,341,511

                                                   FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                             INCOME          LOWEST TO         LOWEST TO
                                            RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          -------------  ----------------  ----------------
  American Funds Bond               2016       1.67         0.50 - 2.15         0.60 - 2.28
     Investment Division            2015       1.62         0.50 - 2.30     (2.01) - (0.37)
                                    2014       1.87         0.50 - 2.55         2.63 - 4.60
                                    2013       1.73         0.65 - 2.55     (4.62) - (2.79)
                                    2012       2.43         0.50 - 2.55         2.71 - 4.69

  American Funds Global Growth      2016       1.37                0.90              (0.28)
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  American Funds Global Small       2016       0.24         0.50 - 2.50       (0.42) - 1.44
     Capitalization                 2015         --         0.50 - 2.55     (6.41) - (0.38)
     Investment Division            2014       0.12         0.50 - 2.55       (0.45) - 1.46
                                    2013       0.87         0.65 - 2.55       25.05 - 27.45
                                    2012       1.34         0.50 - 2.55       15.19 - 17.41

  American Funds Growth             2016       0.76         0.50 - 2.35         6.95 - 8.67
     Investment Division            2015       0.58         0.50 - 2.35         4.38 - 6.17
                                    2014       0.77         0.50 - 2.55         5.78 - 7.81
                                    2013       0.92         0.65 - 2.55       18.89 - 29.26
                                    2012       0.78         0.50 - 2.55       14.91 - 17.13

  American Funds                    2016       1.46         0.50 - 2.35        8.88 - 10.69
     Growth-Income                  2015       1.28         0.50 - 2.55       (1.10) - 0.80
     Investment Division            2014       1.27         0.50 - 2.55         7.85 - 9.92
                                    2013       1.34         0.65 - 2.55       30.14 - 32.64
                                    2012       1.59         0.50 - 2.55       14.51 - 16.72

  BlackRock Global Allocation V.I.  2016       1.30         1.10 - 1.60         2.16 - 2.67
     Investment Division            2015       0.66         1.10 - 1.60     (2.57) - (0.60)
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Calvert VP SRI Balanced           2016       1.82         0.50 - 1.55         6.20 - 7.32
     Investment Division            2015       0.11         0.50 - 1.55     (3.70) - (2.68)
                                    2014       1.56         0.50 - 1.55         7.92 - 9.05
                                    2013       1.04         0.50 - 1.55       16.19 - 17.41
                                    2012       1.21         0.50 - 1.55         8.80 - 9.96

  Calvert VP SRI Mid Cap            2016         --                0.95                6.23
     Growth Investment Division     2015         --                0.95              (4.19)
                                    2014         --                0.95         7.07 - 7.10
                                    2013         --                0.95       28.68 - 28.69
                                    2012         --                0.95               15.65

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                      ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                          UNITS        HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  --------------
  Delaware VIP Small Cap Value  2016        25,822             1.34          34,483
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  Fidelity VIP Contrafund       2016       161,557      7.08 - 7.48       1,206,624
     Investment Division        2015         2,695             6.65          17,911
     (Commenced 12/13/2013 and  2014         1,597             6.69          10,689
     began transactions in 2014)

  Fidelity VIP Equity-Income    2016     2,327,096     9.48 - 78.04      80,761,382
     Investment Division        2015     2,619,253     8.15 - 66.75      77,695,085
                                2014     3,063,871     8.60 - 70.17      92,690,111
                                2013     3,463,147     8.01 - 65.15      95,223,008
                                2012     3,911,529     6.34 - 51.32      81,994,570

  Fidelity VIP Freedom 2020     2016        98,961            17.29       1,711,114
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2025     2016        79,781            18.22       1,453,626
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2030     2016       115,111            18.09       2,081,941
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2040     2016         7,760            23.75         184,274
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2050     2016         6,075            24.27         147,402
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP FundsManager     2016    22,355,817    13.13 - 13.34     296,580,947
     50% Investment Division    2015    22,380,417    12.86 - 13.05     290,525,141
     (Commenced 7/23/2012)      2014    17,417,943    13.11 - 13.28     230,170,102
                                2013     9,362,592    12.73 - 12.88     120,060,165
                                2012     2,486,441    11.31 - 11.42      28,315,173

  Fidelity VIP FundsManager     2016    22,614,243    12.50 - 12.80     286,717,673
     60% Investment Division    2015    24,528,850    12.19 - 12.44     302,657,716
                                2014    23,126,457    12.44 - 12.62     289,729,524
                                2013    24,031,067    12.05 - 12.16     291,255,733
                                2012    24,954,232    10.37 - 10.45     260,007,961

                                               FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  Delaware VIP Small Cap Value  2016       0.28                0.90               30.23
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  Fidelity VIP Contrafund       2016       1.15         0.90 - 1.15         6.50 - 6.76
     Investment Division        2015       0.97                1.15              (0.73)
     (Commenced 12/13/2013 and  2014       2.09                1.15               10.38
     began transactions in 2014)

  Fidelity VIP Equity-Income    2016       2.27         0.95 - 1.35       16.44 - 16.91
     Investment Division        2015       3.06         0.95 - 1.35     (5.25) - (4.87)
                                2014       2.77         0.95 - 1.35         7.26 - 7.73
                                2013       2.47         0.95 - 1.35       26.43 - 26.95
                                2012       3.08         0.95 - 1.35       15.73 - 16.20

  Fidelity VIP Freedom 2020     2016       2.32                0.90                4.85
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2025     2016       2.70                0.90                5.03
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2030     2016       2.70                0.90                5.42
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2040     2016       2.03                0.90                5.57
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP Freedom 2050     2016       1.81                0.90                5.60
     Investment Division
     (Commenced 5/1/2015 and
     began transactions in 2016)

  Fidelity VIP FundsManager     2016       1.24         1.90 - 2.05         2.11 - 2.26
     50% Investment Division    2015       1.24         1.90 - 2.05     (1.89) - (1.75)
     (Commenced 7/23/2012)      2014       1.47         1.90 - 2.05         2.96 - 3.12
                                2013       1.56         1.90 - 2.05       12.57 - 12.74
                                2012       2.68         1.90 - 2.05         4.04 - 4.11

  Fidelity VIP FundsManager     2016       1.22         1.85 - 2.10         2.61 - 2.87
     60% Investment Division    2015       1.10         1.85 - 2.10     (1.68) - (1.43)
                                2014       1.24         1.85 - 2.05         0.55 - 3.42
                                2013       1.16         1.90 - 2.05       16.21 - 16.38
                                2012       1.50         1.90 - 2.05         9.33 - 9.49

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                      ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                          UNITS        HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  --------------
  Fidelity VIP Government       2016       379,214     9.89 - 16.14       6,122,223
     Money Market               2015       554,548    10.08 - 16.26       8,080,715
     Investment Division        2014       544,052    10.28 - 16.41       8,033,349
                                2013       671,593    10.50 - 16.57      10,057,109
                                2012       548,892    10.71 - 16.72       8,724,752

  Fidelity VIP Growth           2016     1,115,679            75.17      83,862,383
     Investment Division        2015     1,266,107            75.28      95,310,704
                                2014     1,382,739            70.91      98,045,015
                                2013     1,489,863    64.30 - 64.31      95,812,868
                                2012     1,633,959    47.61 - 47.62      77,803,882

  Fidelity VIP Investment       2016       365,398            33.84      12,364,481
     Grade Bond                 2015       424,477            32.61      13,843,675
     Investment Division        2014       477,735            33.12      15,822,818
                                2013       527,483    31.58 - 31.59      16,664,039
                                2012       686,159    32.46 - 32.47      22,278,308

  Fidelity VIP Mid Cap          2016        92,941             6.99         649,196
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  FTVIPT Templeton              2016       168,845             1.31         221,198
     Developing Markets VIP
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  FTVIPT Templeton Foreign VIP  2016           353             3.94           1,390
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  Ivy VIP Asset Strategy        2016           183            14.49           2,650
     Investment Division        2015           191            15.07           2,882
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Janus Aspen Enterprise        2016        31,893             7.77         247,764
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge            2016         5,096             6.30          32,119
     Variable Appreciation
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge            2016        52,618             1.26          66,433
     Variable Dividend Strategy
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

                                               FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  Fidelity VIP Government       2016       0.20         0.95 - 2.05     (1.85) - (0.74)
     Money Market               2015       0.02         0.95 - 2.05     (2.02) - (0.91)
     Investment Division        2014       0.01         0.95 - 2.05     (2.02) - (0.93)
                                2013       0.03         0.95 - 2.05     (2.01) - (0.91)
                                2012       0.13         0.95 - 2.05     (1.93) - (0.81)

  Fidelity VIP Growth           2016       0.04                0.95              (0.15)
     Investment Division        2015       0.26                0.95                6.17
                                2014       0.18                0.95       10.25 - 10.28
                                2013       0.29                0.95       35.05 - 35.06
                                2012       0.58                0.95       13.60 - 13.61

  Fidelity VIP Investment       2016       2.22                0.95                3.76
     Grade Bond                 2015       2.51                0.95              (1.53)
     Investment Division        2014       2.10                0.95         4.83 - 4.86
                                2013       2.08                0.95              (2.70)
                                2012       2.35                0.95                4.90

  Fidelity VIP Mid Cap          2016       0.46                0.90               10.92
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  FTVIPT Templeton              2016       0.90                0.90               16.39
     Developing Markets VIP
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  FTVIPT Templeton Foreign VIP  2016       1.91                0.90                6.21
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  Ivy VIP Asset Strategy        2016       0.58                1.35              (3.87)
     Investment Division        2015       0.35                1.35              (9.58)
     (Commenced 11/19/2014 and
     began transactions in 2015)

  Janus Aspen Enterprise        2016       0.07                0.90               11.10
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge            2016       2.06                0.90                8.79
     Variable Appreciation
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge            2016       1.98                0.90               13.96
     Variable Dividend Strategy
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  LMPVET ClearBridge                   2016       224,143      2.95 - 3.10         693,531
     Variable Large Cap Growth
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge                   2016        12,622             3.26          41,206
     Variable Small Cap Growth
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET EnTrustPermal                 2016       243,056      9.02 - 9.16       2,205,504
     Alternative Select VIT            2015       197,643      9.42 - 9.47       1,866,516
     Investment Division               2014         2,882    10.01 - 10.02          28,860
     (Commenced 11/19/2014)

  LMPVIT Western Asset                 2016        51,470             3.21         165,326
     Core Plus
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  MIST AB Global Dynamic               2016   127,172,700    11.94 - 12.64   1,594,255,019
     Allocation                        2015   130,172,083    11.77 - 12.33   1,594,775,590
     Investment Division               2014   131,033,623    11.93 - 12.37   1,616,024,275
                                       2013   133,911,328    11.35 - 11.66   1,557,670,400
                                       2012   110,036,076    10.41 - 10.61   1,165,993,492

  MIST Allianz Global                  2016    72,586,643      1.01 - 1.03      74,463,734
     Investors Dynamic Multi-Asset     2015    56,051,809      1.01 - 1.02      57,080,060
     Plus Investment Division          2014    11,555,790             1.04      12,033,381
     (Commenced 4/28/2014)

  MIST American Funds                  2016    62,532,762     1.38 - 14.89     854,544,975
     Balanced Allocation               2015    62,147,594     1.29 - 13.87     802,015,862
     Investment Division               2014    62,423,987     1.32 - 14.01     823,208,734
                                       2013    63,540,868     1.26 - 13.26     799,895,152
                                       2012    63,563,060    10.24 - 11.22     683,639,223

  MIST American Funds Growth           2016    30,410,462     1.44 - 14.90     423,353,677
     Allocation Investment Division    2015    31,243,407     1.33 - 13.75     404,659,720
                                       2014    32,454,186    12.33 - 13.92     428,719,024
                                       2013    33,203,104    11.86 - 13.15     417,519,485
                                       2012    32,742,900     9.70 - 10.56     333,268,561

  MIST American Funds Growth           2016    23,833,859     1.59 - 16.08     371,921,161
     Investment Division               2015    25,483,182     1.47 - 14.88     369,229,553
                                       2014    27,479,262    12.93 - 13.92     379,282,255
                                       2013    28,606,942    12.22 - 13.01     369,736,899
                                       2012    30,680,594     9.63 - 10.14     309,469,419

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             -------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                INCOME          LOWEST TO         LOWEST TO
                                               RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                             -------------  ----------------  ----------------
  LMPVET ClearBridge                   2016       0.84         0.90 - 1.15         6.17 - 6.43
     Variable Large Cap Growth
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET ClearBridge                   2016         --                0.90                4.85
     Variable Small Cap Growth
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  LMPVET EnTrustPermal                 2016       0.05         0.95 - 1.60     (4.17) - (3.54)
     Alternative Select VIT            2015       1.50         1.10 - 1.60     (5.89) - (4.32)
     Investment Division               2014       0.45         1.10 - 1.35     (0.52) - (0.49)
     (Commenced 11/19/2014)

  LMPVIT Western Asset                 2016       5.53                0.90                3.61
     Core Plus
     Investment Division
     (Commenced 10/31/2013 and
     began transactions in 2016)

  MIST AB Global Dynamic               2016       1.59         1.10 - 2.10         1.44 - 2.46
     Allocation                        2015       3.26         1.10 - 2.10     (1.51) - (0.52)
     Investment Division               2014       1.94         1.15 - 2.15         5.06 - 6.12
                                       2013       1.24         1.15 - 2.15         8.78 - 9.88
                                       2012       0.09         1.15 - 2.30         2.79 - 8.82

  MIST Allianz Global                  2016       0.05         1.15 - 2.00       (0.02) - 0.83
     Investors Dynamic Multi-Asset     2015       1.82         1.15 - 2.00     (2.94) - (2.12)
     Plus Investment Division          2014       0.87         1.15 - 2.15         3.84 - 4.55
     (Commenced 4/28/2014)

  MIST American Funds                  2016       1.62         0.50 - 2.10         5.57 - 7.34
     Balanced Allocation               2015       1.39         0.50 - 2.10     (2.77) - (0.97)
     Investment Division               2014       1.26         0.50 - 2.30         3.64 - 5.70
                                       2013       1.35         0.50 - 2.30       15.84 - 18.14
                                       2012       1.68         0.50 - 2.30       10.93 - 13.06

  MIST American Funds Growth           2016       1.31         0.50 - 2.15         6.64 - 8.42
     Allocation Investment Division    2015       1.31         0.50 - 2.30     (3.01) - (1.25)
                                       2014       1.02         0.50 - 2.30         3.97 - 5.86
                                       2013       0.99         0.50 - 2.30       22.26 - 24.48
                                       2012       1.20         0.50 - 2.30       13.50 - 15.58

  MIST American Funds Growth           2016       0.30         0.95 - 2.25         6.67 - 8.07
     Investment Division               2015       0.87         0.95 - 2.25         1.83 - 5.33
                                       2014       0.55         1.15 - 2.25         0.53 - 6.95
                                       2013       0.44         1.15 - 2.25       26.90 - 28.30
                                       2012       0.32         1.15 - 2.25       14.79 - 16.06

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  MIST American Funds                  2016    70,805,087     1.38 - 14.32     943,720,963
     Moderate Allocation               2015    73,866,251    11.89 - 13.45     936,586,101
     Investment Division               2014    76,352,619    12.07 - 13.62     987,325,915
                                       2013    78,734,890    11.64 - 12.90     971,848,247
                                       2012    82,535,523    10.49 - 11.42     908,733,316

  MIST AQR Global Risk                 2016   115,858,295     9.81 - 11.01   1,265,046,973
     Balanced Investment Division      2015   126,093,556     9.12 - 10.21   1,279,345,923
                                       2014   138,096,106    10.21 - 11.40   1,568,831,639
                                       2013   152,729,567    10.79 - 11.09   1,689,296,732
                                       2012   149,868,893    11.38 - 11.61   1,737,315,768

  MIST BlackRock Global                2016   166,138,266    11.44 - 12.07   1,989,443,856
     Tactical Strategies               2015   172,629,165    11.18 - 11.69   2,004,095,320
     Investment Division               2014   173,246,218    11.38 - 11.81   2,038,618,922
                                       2013   177,074,342    10.98 - 11.28   1,991,834,922
                                       2012   155,272,874    10.17 - 10.34   1,603,180,946

  MIST BlackRock High Yield            2016        35,582     3.12 - 29.89         331,029
     Investment Division               2015        13,360     2.76 - 26.52         172,276
     (Commenced 12/13/2013 and         2014         5,135     2.90 - 27.94          15,808
     began transactions in 2014)

  MIST Clarion Global Real             2016    12,014,777     1.94 - 20.39     220,012,334
     Estate Investment Division        2015    12,591,472     1.94 - 20.32     233,288,277
                                       2014    13,729,569     1.98 - 20.71     260,956,015
                                       2013    14,902,299     2.97 - 18.38     253,186,000
                                       2012    14,778,284     2.89 - 17.84     245,411,646

  MIST ClearBridge Aggressive          2016    34,182,457    1.49 - 332.84     556,843,925
     Growth Investment Division        2015    38,732,875    1.47 - 325.77     615,095,439
                                       2014    40,881,802    1.55 - 341.18     672,850,047
                                       2013    13,366,239     1.32 - 21.07     170,478,449
                                       2012    10,346,560     0.92 - 14.58      93,505,262

  MIST Goldman Sachs Mid Cap           2016        13,137    23.79 - 25.35         324,307
     Value Investment Division         2015         7,543    21.36 - 22.65         166,859
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Harris Oakmark                  2016    19,261,195     2.55 - 29.60     494,276,831
     International                     2015    20,998,453     2.38 - 27.50     503,695,677
     Investment Division               2014    21,821,539     2.51 - 28.95     553,476,475
                                       2013    22,039,138     2.82 - 30.88     597,907,512
                                       2012    22,574,267     2.19 - 23.79     476,492,534

  MIST Invesco Balanced-Risk           2016   454,902,610      1.10 - 1.15     522,371,527
     Allocation Investment Division    2015   436,683,517     1.01 - 10.52     454,441,516
     (Commenced 4/30/2012)             2014   416,774,221      1.08 - 1.10     458,464,882
                                       2013   411,037,657      1.04 - 1.06     433,699,152
                                       2012   250,325,881      1.04 - 1.05     262,571,091

                                                       FOR THE YEAR ENDED DECEMBER 31
                                             --------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                INCOME          LOWEST TO          LOWEST TO
                                               RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                             -------------  ----------------  -----------------
  MIST American Funds                  2016       1.91         0.50 - 2.10          4.79 - 6.48
     Moderate Allocation               2015       1.49         0.50 - 2.10      (2.79) - (1.22)
     Investment Division               2014       1.45         0.50 - 2.30          3.68 - 5.57
                                       2013       1.64         0.50 - 2.30        10.94 - 12.95
                                       2012       2.04         0.50 - 2.30         8.31 - 10.28

  MIST AQR Global Risk                 2016         --         1.10 - 2.15          6.64 - 7.77
     Balanced Investment Division      2015       5.49         1.10 - 2.15     (11.50) - (4.32)
                                       2014         --         1.15 - 2.15          1.79 - 2.81
                                       2013       2.07         1.15 - 2.15      (5.45) - (4.50)
                                       2012       0.40         1.15 - 2.30          3.03 - 9.29

  MIST BlackRock Global                2016       1.45         1.10 - 2.05          2.31 - 3.29
     Tactical Strategies               2015       1.53         1.10 - 2.05      (2.14) - (1.20)
     Investment Division               2014       1.12         1.15 - 2.15          3.66 - 4.70
                                       2013       1.33         1.15 - 2.15          7.96 - 9.05
                                       2012         --         1.15 - 2.15          6.81 - 7.89

  MIST BlackRock High Yield            2016       5.83         0.90 - 1.60        12.17 - 13.24
     Investment Division               2015       5.69         1.10 - 1.60      (5.57) - (4.84)
     (Commenced 12/13/2013 and         2014         --         0.90 - 1.15        (1.82) - 2.48
     began transactions in 2014)

  MIST Clarion Global Real             2016       2.09         0.50 - 2.25        (1.37) - 0.50
     Estate Investment Division        2015       3.83         0.50 - 2.25        (3.60) - 3.43
                                       2014       1.60         0.50 - 2.30         1.06 - 12.94
                                       2013       6.76         0.50 - 2.30          1.19 - 3.09
                                       2012       2.07         0.50 - 2.30        23.11 - 25.48

  MIST ClearBridge Aggressive          2016       0.43         0.50 - 2.25          0.40 - 2.32
     Growth Investment Division        2015       0.25         0.50 - 2.25      (6.17) - (4.43)
                                       2014       0.07         0.50 - 2.30         1.57 - 18.35
                                       2013       0.25         0.95 - 2.30        13.14 - 44.54
                                       2012       0.07         0.95 - 2.30        15.80 - 17.69

  MIST Goldman Sachs Mid Cap           2016       0.87         1.10 - 1.60        11.39 - 11.95
     Value Investment Division         2015       0.46         1.10 - 1.60    (10.56) - (10.11)
     (Commenced 11/19/2014 and
     began transactions in 2015)

  MIST Harris Oakmark                  2016       2.14         0.50 - 2.25          5.77 - 7.73
     International                     2015       3.00         0.50 - 2.25      (6.65) - (3.85)
     Investment Division               2014       2.40         0.50 - 2.30      (7.93) - (6.13)
                                       2013       2.49         0.50 - 2.30        27.52 - 29.96
                                       2012       1.61         0.50 - 2.30        26.30 - 28.63

  MIST Invesco Balanced-Risk           2016       0.15         1.15 - 2.10         9.40 - 10.44
     Allocation Investment Division    2015       2.77         1.10 - 2.10      (6.20) - (5.25)
     (Commenced 4/30/2012)             2014         --         1.15 - 2.10          3.39 - 4.37
                                       2013         --         1.15 - 2.10        (0.26) - 0.70
                                       2012       0.62         1.15 - 2.30          3.06 - 3.86

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                           AS OF DECEMBER 31
                                           -----------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO          NET
                                                UNITS        HIGHEST ($)     ASSETS ($)
                                           -------------  ---------------  ---------------
  MIST Invesco Comstock              2016          7,061     1.24 - 18.67           14,408
     Investment Division             2015            549    15.67 - 16.10            8,672
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST Invesco Mid Cap Value         2016     11,613,954     3.73 - 43.54      432,480,626
     Investment Division             2015     12,869,603     3.27 - 37.88      422,756,206
     (Commenced 4/30/2012)           2014     13,839,475     3.65 - 41.83      504,220,570
                                     2013     15,543,270     3.37 - 38.34      517,780,861
                                     2012     17,602,268     2.62 - 29.57      454,279,856

  MIST Invesco Small Cap             2016      1,830,196     2.85 - 32.50       51,145,397
     Growth Investment Division      2015      1,959,481     2.60 - 29.31       50,546,958
                                     2014      2,037,765     2.68 - 29.97       54,115,294
                                     2013      2,095,080     2.52 - 27.91       52,424,234
                                     2012      2,132,933     1.82 - 20.01       38,202,816

  MIST JPMorgan Core Bond            2016      8,737,449     9.84 - 11.30       97,321,513
     Investment Division             2015      8,785,778     9.78 - 11.19       97,049,152
                                     2014      8,518,360    10.46 - 11.26       94,969,104
                                     2013      8,259,461    10.18 - 10.84       88,832,323
                                     2012      7,951,315    10.74 - 11.31       89,292,265

  MIST JPMorgan Global Active        2016    658,264,125     1.18 - 12.41      811,489,227
     Allocation Investment Division  2015    631,444,568     1.18 - 12.19      765,909,740
     (Commenced 4/30/2012)           2014    549,720,767      1.19 - 1.22      669,115,337
                                     2013    480,114,419      1.14 - 1.15      553,137,848
                                     2012    169,274,406             1.05      177,914,120

  MIST JPMorgan Small Cap            2016      1,149,179     2.55 - 24.25       26,497,515
     Value Investment Division       2015      1,050,675     1.97 - 18.69       19,373,472
                                     2014      1,047,237    18.72 - 20.42       21,130,600
                                     2013      1,010,455    18.31 - 19.79       19,791,903
                                     2012      1,099,067    14.06 - 15.07       16,406,071

  MIST Loomis Sayles Global          2016      6,761,244     1.53 - 18.33      117,860,066
     Markets Investment Division     2015      6,737,799     1.48 - 17.69      114,155,824
                                     2014      7,240,094     1.48 - 17.59      122,949,006
                                     2013      7,711,782     1.44 - 17.20      128,415,699
                                     2012      1,933,869    13.80 - 14.86       28,499,925

  MIST Met/Aberdeen Emerging         2016      5,375,922     1.03 - 10.01       51,521,589
     Markets Equity                  2015      5,630,392      7.99 - 9.06       49,518,855
     Investment Division             2014      5,102,751     1.09 - 10.43       52,734,725
                                     2013      4,752,160    10.37 - 11.29       53,202,058
                                     2012      4,236,736    11.16 - 12.02       50,543,249

  MIST Met/Artisan                   2016            313             8.47            2,647
     International                   2015            308             9.46            2,913
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

                                                    FOR THE YEAR ENDED DECEMBER 31
                                           -------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                              INCOME          LOWEST TO         LOWEST TO
                                             RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                           -------------  ----------------  ----------------
  MIST Invesco Comstock              2016      2.45          0.90 - 1.35       15.73 - 16.25
     Investment Division             2015      1.42          1.10 - 1.35     (7.23) - (7.00)
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST Invesco Mid Cap Value         2016      0.71          0.50 - 2.25       12.93 - 14.93
     Investment Division             2015      0.54          0.50 - 2.30    (11.05) - (6.69)
     (Commenced 4/30/2012)           2014      0.55          0.50 - 2.30         7.15 - 9.10
                                     2013      0.79          0.50 - 2.30       27.34 - 29.65
                                     2012        --          0.50 - 2.30         1.67 - 2.93

  MIST Invesco Small Cap             2016        --          0.50 - 2.25        8.96 - 10.88
     Growth Investment Division      2015        --          0.50 - 2.25     (3.90) - (2.20)
                                     2014        --          0.50 - 2.30         5.46 - 7.37
                                     2013      0.24          0.50 - 2.30       36.99 - 39.48
                                     2012        --          0.50 - 2.30       15.53 - 17.64

  MIST JPMorgan Core Bond            2016      2.82          1.10 - 2.25       (0.04) - 1.11
     Investment Division             2015      2.31          1.10 - 2.25     (1.75) - (0.62)
                                     2014      1.47          1.15 - 2.25         2.75 - 3.89
                                     2013      0.27          1.15 - 2.25     (4.89) - (3.86)
                                     2012      2.55          1.15 - 2.25         2.57 - 3.71

  MIST JPMorgan Global Active        2016      2.12          1.10 - 2.10         0.76 - 1.78
     Allocation Investment Division  2015      2.69          1.10 - 2.10     (1.20) - (0.21)
     (Commenced 4/30/2012)           2014      1.11          1.15 - 2.10         4.75 - 5.75
                                     2013      0.07          1.15 - 2.10         8.68 - 9.72
                                     2012      0.78          1.15 - 2.05         3.23 - 3.85

  MIST JPMorgan Small Cap            2016      1.60          0.90 - 2.05       27.86 - 29.68
     Value Investment Division       2015      1.12          0.90 - 2.05     (9.31) - (8.08)
                                     2014      0.86          1.15 - 2.05         2.25 - 3.18
                                     2013      0.48          1.15 - 2.05       30.21 - 31.38
                                     2012      0.63          1.15 - 2.05       13.01 - 14.03

  MIST Loomis Sayles Global          2016      1.68          0.50 - 2.25         2.45 - 4.25
     Markets Investment Division     2015      1.58          0.50 - 2.25       (1.02) - 0.72
                                     2014      2.10          0.50 - 2.25         1.17 - 2.95
                                     2013      0.72          0.50 - 2.25       10.52 - 15.79
                                     2012      2.37          1.15 - 2.25       14.32 - 15.59

  MIST Met/Aberdeen Emerging         2016      0.97          0.90 - 2.25        9.02 - 10.83
     Markets Equity                  2015      1.79          0.95 - 2.25    (15.73) - (2.68)
     Investment Division             2014      0.84          0.90 - 2.25     (8.60) - (7.07)
                                     2013      1.05          1.15 - 2.25     (7.10) - (6.07)
                                     2012      0.74          1.15 - 2.25       16.24 - 17.53

  MIST Met/Artisan                   2016      0.90                 1.35             (10.49)
     International                   2015      0.74                 1.35              (4.78)
     Investment Division
     (Commenced 11/19/2014 and
     began transactions in 2015)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                        ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO           NET
                                            UNITS       HIGHEST ($)      ASSETS ($)
                                        ------------  ---------------  --------------
  MIST Met/Eaton Vance            2016     2,268,533    11.17 - 11.90      26,476,747
     Floating Rate                2015     1,831,052    10.43 - 11.01      19,924,175
     Investment Division          2014     1,809,222    10.74 - 11.20      20,128,137
                                  2013     1,555,867    10.88 - 11.25      17,414,855
                                  2012       680,624    10.70 - 10.96       7,437,899

  MIST Met/Franklin Low           2016     8,173,168     9.63 - 10.48      82,027,391
     Duration Total Return        2015     8,644,210     9.52 - 10.22      85,200,113
     Investment Division          2014     9,626,185     9.76 - 10.33      96,688,495
                                  2013     7,621,281     9.86 - 10.27      76,708,364
                                  2012     1,503,596     9.94 - 10.21      15,151,477

  MIST Met/Templeton              2016       610,154    12.06 - 13.07       7,790,764
     International Bond           2015       611,605    12.19 - 13.08       7,837,819
     Investment Division          2014       617,146    12.98 - 13.62       8,355,488
                                  2013       656,394    13.09 - 13.62       8,897,037
                                  2012       643,048    13.22 - 13.64       8,734,807

  MIST Met/Wellington Large       2016    12,890,392    1.89 - 154.74     691,190,828
     Cap Research                 2015    14,186,611   10.89 - 143.62     710,595,064
     Investment Division          2014    15,618,558   10.57 - 138.13     761,053,589
                                  2013    16,944,933    9.43 - 122.31     739,787,013
                                  2012    18,667,832     7.12 - 91.54     616,700,346

  Variable B Investment Division  2016        42,851   81.41 - 275.07      11,083,638
                                  2015        50,418   74.97 - 255.84      12,212,076
                                  2014        59,002   71.63 - 246.86      13,870,298
                                  2013        67,239   62.90 - 218.97      13,976,724
                                  2012        79,487   46.73 - 164.31      12,413,480

  Variable C Investment Division  2016         4,077  275.07 - 372.76       1,421,419
                                  2015         4,268  255.84 - 343.28       1,368,738
                                  2014         4,414  246.86 - 327.95       1,356,840
                                  2013         4,601  218.97 - 288.01       1,246,820
                                  2012         6,144  164.31 - 213.98       1,223,254

  MIST MetLife Asset              2016    11,416,804     1.76 - 33.59     218,682,416
     Allocation 100               2015    11,824,914     1.63 - 31.18     214,215,734
     Investment Division          2014    12,211,757     1.68 - 32.14     230,931,939
                                  2013    12,315,616    14.47 - 30.96     228,507,697
                                  2012     9,769,796    11.19 - 12.85     119,313,920

  MIST MetLife Balanced Plus      2016   267,191,129    12.36 - 13.12   3,476,074,955
     Investment Division          2015   269,246,848    11.65 - 12.24   3,272,800,741
                                  2014   257,684,739    12.41 - 12.88   3,306,532,931
                                  2013   232,765,795    11.57 - 11.88   2,758,152,662
                                  2012   146,453,494    10.31 - 10.51   1,536,558,887

  MIST MetLife Multi-Index        2016   733,282,833     1.18 - 12.35     900,136,783
     Targeted Risk                2015   650,031,968     1.16 - 11.96     774,094,507
     Investment Division          2014   412,273,295      1.20 - 1.22     503,156,737
     (Commenced 11/12/2012)       2013   231,254,962      1.12 - 1.13     261,549,603
                                  2012     6,808,899             1.01       6,903,413

                                                 FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                           INCOME          LOWEST TO         LOWEST TO
                                          RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                        -------------  ----------------  ----------------
  MIST Met/Eaton Vance            2016       3.80         1.10 - 2.05         7.05 - 8.07
     Floating Rate                2015       3.48         1.10 - 2.05     (2.85) - (1.92)
     Investment Division          2014       3.50         1.15 - 2.05     (1.31) - (0.42)
                                  2013       3.11         1.15 - 2.05         1.73 - 2.65
                                  2012       3.27         1.15 - 2.05         5.14 - 6.10

  MIST Met/Franklin Low           2016       2.92         0.50 - 2.00         1.09 - 2.62
     Duration Total Return        2015       3.05         0.50 - 2.00     (2.59) - (0.89)
     Investment Division          2014       2.12         0.50 - 2.05       (0.99) - 0.55
                                  2013       0.94         0.50 - 2.05       (0.89) - 0.66
                                  2012       1.69         0.50 - 2.05         2.27 - 3.87

  MIST Met/Templeton              2016         --         0.95 - 2.00     (1.12) - (0.08)
     International Bond           2015       8.18         0.95 - 2.00       (6.06) - 0.75
     Investment Division          2014       4.57         1.15 - 2.00     (2.25) - (0.02)
                                  2013       1.97         1.15 - 2.00     (0.96) - (0.12)
                                  2012       9.92         1.15 - 2.00       12.01 - 12.97

  MIST Met/Wellington Large       2016       2.40         0.50 - 2.50         5.78 - 7.78
     Cap Research                 2015       0.91         0.50 - 2.50         2.09 - 3.97
     Investment Division          2014       0.90         0.50 - 2.50       10.89 - 13.02
                                  2013       1.40         0.42 - 2.22       31.42 - 33.61
                                  2012       1.18         0.42 - 2.22      (0.33) - 12.84

  Variable B Investment Division  2016       2.48         0.00 - 1.00         7.51 - 8.59
                                  2015       0.94       (0.08) - 0.92         3.64 - 4.67
                                  2014       0.94       (0.08) - 0.92       12.74 - 13.87
                                  2013       1.47       (0.08) - 0.92       33.26 - 34.60
                                  2012       1.22       (0.08) - 0.92       12.55 - 17.29

  Variable C Investment Division  2016       2.43         0.00 - 1.00         7.51 - 8.59
                                  2015       0.94       (0.08) - 0.92         3.64 - 4.67
                                  2014       0.94       (0.08) - 0.92       12.74 - 13.87
                                  2013       1.45       (0.08) - 0.92       33.26 - 34.60
                                  2012       1.19       (0.08) - 0.92       12.55 - 13.68

  MIST MetLife Asset              2016       2.39         0.50 - 2.05         6.77 - 8.43
     Allocation 100               2015       1.40         0.50 - 2.05     (4.00) - (2.50)
     Investment Division          2014       0.81         0.50 - 2.05         2.96 - 4.56
                                  2013       0.59         0.50 - 2.30       16.29 - 28.86
                                  2012       0.69         0.50 - 2.30       14.07 - 16.16

  MIST MetLife Balanced Plus      2016       2.87         1.10 - 2.15         6.06 - 7.18
     Investment Division          2015       2.09         1.10 - 2.15     (6.13) - (5.14)
                                  2014       1.73         1.15 - 2.15         7.32 - 8.39
                                  2013       1.12         1.15 - 2.15       11.93 - 13.05
                                  2012         --         1.15 - 2.30        4.01 - 11.81

  MIST MetLife Multi-Index        2016       1.32         0.90 - 2.10         2.19 - 3.43
     Targeted Risk                2015       1.20         1.10 - 2.10     (3.26) - (2.29)
     Investment Division          2014         --         1.15 - 2.10         6.99 - 8.01
     (Commenced 11/12/2012)       2013       0.56         1.15 - 2.10       10.60 - 11.65
                                  2012         --         1.15 - 1.80         2.59 - 2.68

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  --------------
  MIST MetLife Small Cap         2016       648,258     3.15 - 33.45      18,727,164
     Value Investment Division   2015       655,473    22.19 - 25.61      15,330,460
                                 2014       671,658    23.82 - 27.21      16,801,002
                                 2013       677,162    23.78 - 26.89      16,848,467
                                 2012       650,739    18.24 - 20.40      12,367,720

  MIST MFS Research              2016    13,120,940     1.53 - 17.41     185,265,721
     International               2015    14,035,549     1.57 - 17.69     201,136,412
     Investment Division         2014    15,153,081     1.62 - 18.13     221,624,094
                                 2013    16,065,546     1.76 - 19.62     252,471,398
                                 2012    17,677,847     1.50 - 16.57     232,797,238

  MIST Morgan Stanley Mid Cap    2016    14,691,729     1.72 - 20.41     269,357,054
     Growth Investment Division  2015    15,711,674     1.91 - 22.41     318,386,768
                                 2014    17,054,063     2.04 - 23.71     367,615,842
                                 2013    18,525,106     2.04 - 23.59     399,201,501
                                 2012    20,975,481     1.49 - 17.06     328,177,563

  MIST Oppenheimer Global        2016    16,415,762     1.07 - 29.72     240,714,689
     Equity Investment Division  2015    15,876,834     1.08 - 29.85     268,477,388
                                 2014    14,055,032     1.17 - 28.93     271,471,540
                                 2013    13,534,026     1.16 - 28.50     284,310,727
                                 2012    10,404,769    16.31 - 22.58     219,397,966

  MIST PanAgora Global           2016    74,593,960      1.04 - 1.06      79,219,064
     Diversified Risk            2015    27,943,566      0.96 - 0.97      27,029,557
     Investment Division         2014     6,388,541      1.03 - 1.04       6,621,678
     (Commenced 4/28/2014)

  MIST PIMCO Inflation           2016    29,444,296     1.00 - 16.72     435,880,990
     Protected Bond              2015    31,458,298    12.65 - 16.00     451,404,388
     Investment Division         2014    34,187,129     0.99 - 16.59     512,607,268
                                 2013    37,956,426    13.20 - 16.18     559,896,326
                                 2012    42,379,551    14.89 - 17.89     697,291,188

  MIST PIMCO Total Return        2016    52,424,443     1.80 - 20.54     925,935,319
     Investment Division         2015    56,338,885     1.77 - 20.12     994,182,970
                                 2014    61,356,539     1.80 - 20.22   1,090,762,284
                                 2013    67,960,498     1.75 - 19.51   1,166,300,320
                                 2012    69,856,684     1.81 - 19.99   1,226,100,483

  MIST Pyramis Government        2016    47,006,535    10.39 - 10.99     511,947,386
     Income Investment Division  2015    46,949,292    10.52 - 10.97     511,078,026
                                 2014    48,686,003    10.63 - 11.02     534,446,057
                                 2013    52,430,597    10.09 - 10.37     541,918,855
                                 2012    54,809,703    10.80 - 10.99     600,925,084

  MIST Pyramis Managed Risk      2016    32,392,292     1.18 - 11.70     376,214,055
     Investment Division         2015    27,478,865    11.04 - 11.31     309,530,805
     (Commenced 4/29/2013)       2014    11,024,305     1.16 - 11.57     127,322,331
                                 2013     5,324,485    10.71 - 10.77      57,316,477

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MIST MetLife Small Cap         2016      1.05          0.50 - 1.55        29.24 - 30.60
     Value Investment Division   2015      0.09          0.50 - 1.55      (6.86) - (5.88)
                                 2014      0.04          0.50 - 1.55          0.15 - 1.21
                                 2013      0.94          0.50 - 1.55        30.41 - 31.79
                                 2012        --          0.50 - 1.55        16.16 - 17.40

  MIST MFS Research              2016      2.07          0.50 - 2.15      (2.89) - (1.37)
     International               2015      2.78          0.50 - 2.15      (3.85) - (2.26)
     Investment Division         2014      2.29          0.50 - 2.15      (8.84) - (7.41)
                                 2013      2.62          0.50 - 2.30        16.55 - 18.66
                                 2012      1.98          0.50 - 2.30        14.04 - 16.12

  MIST Morgan Stanley Mid Cap    2016        --          0.50 - 2.25     (10.50) - (8.92)
     Growth Investment Division  2015        --          0.50 - 2.30      (7.18) - (5.50)
                                 2014      0.04          0.50 - 2.30        (1.37) - 0.51
                                 2013      0.76          0.50 - 2.30        35.86 - 38.33
                                 2012        --          0.50 - 2.30          6.78 - 8.73

  MIST Oppenheimer Global        2016      1.03          0.50 - 2.15      (1.85) - (0.16)
     Equity Investment Division  2015      1.04          0.50 - 2.15        (1.43) - 3.50
                                 2014      0.91          0.50 - 2.30        (0.28) - 1.75
                                 2013      1.77          0.50 - 2.30        15.42 - 26.60
                                 2012      1.53          0.65 - 2.30        18.41 - 20.73

  MIST PanAgora Global           2016      2.54          1.15 - 2.00          8.92 - 9.85
     Diversified Risk            2015      0.59          1.15 - 2.00      (7.35) - (6.56)
     Investment Division         2014      0.51          1.15 - 2.00          3.16 - 3.75
     (Commenced 4/28/2014)

  MIST PIMCO Inflation           2016        --          0.50 - 2.25          2.65 - 4.49
     Protected Bond              2015      4.92          0.50 - 2.25      (5.27) - (1.92)
     Investment Division         2014      1.55          0.50 - 2.30        (1.54) - 2.51
                                 2013      2.20          0.50 - 2.30     (11.34) - (9.57)
                                 2012      3.01          0.50 - 2.30          6.64 - 8.62

  MIST PIMCO Total Return        2016      2.59          0.50 - 2.25          0.33 - 2.18
     Investment Division         2015      5.31          0.50 - 2.25      (2.22) - (0.36)
                                 2014      2.35          0.50 - 2.30          0.46 - 3.82
                                 2013      4.24          0.50 - 2.30      (4.15) - (2.36)
                                 2012      3.16          0.50 - 2.30          6.77 - 8.85

  MIST Pyramis Government        2016      2.08          1.10 - 2.10        (0.79) - 0.21
     Income Investment Division  2015      2.33          1.10 - 2.00      (1.56) - (0.67)
                                 2014      2.60          1.15 - 2.15          5.27 - 6.33
                                 2013      1.51          1.15 - 2.15      (6.55) - (5.61)
                                 2012      0.01          1.15 - 2.15          0.94 - 1.96

  MIST Pyramis Managed Risk      2016      0.76          0.90 - 2.00          2.50 - 3.63
     Investment Division         2015      0.68          1.10 - 2.00      (3.21) - (2.33)
     (Commenced 4/29/2013)       2014        --          0.90 - 2.00          6.49 - 7.67
                                 2013      1.64          1.15 - 2.00          4.83 - 5.43

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             ---------------------------------------------
                                                              UNIT VALUE
                                                               LOWEST TO          NET
                                                 UNITS        HIGHEST ($)     ASSETS ($)
                                             ------------  ---------------  --------------
  MIST Schroders Global                2016   424,763,788     1.21 - 12.75     537,033,268
     Multi-Asset Investment Division   2015   411,432,972     1.17 - 12.20     498,402,470
     (Commenced 4/30/2012)             2014   344,932,808      1.21 - 1.24     426,762,086
                                       2013   307,834,445      1.15 - 1.16     357,921,883
                                       2012   121,622,449      1.06 - 1.07     130,034,225

  MIST SSGA Growth and Income          2016    55,792,678    14.03 - 16.80     861,727,162
     ETF Investment Division           2015    59,547,628    13.54 - 15.96     880,260,118
                                       2014    62,846,863    14.11 - 16.36     959,208,935
                                       2013    67,092,231    13.39 - 15.54     979,735,898
                                       2012    70,205,649    12.14 - 13.83     919,015,955

  MIST SSGA Growth ETF                 2016     9,414,590    14.15 - 16.76     145,066,205
     Investment Division               2015    10,147,586    13.51 - 15.76     148,082,202
                                       2014    10,488,338    13.72 - 16.21     158,546,674
                                       2013    10,380,683    13.32 - 15.46     150,739,383
                                       2012     9,321,683    11.55 - 13.16     116,064,976

  MIST T. Rowe Price Large             2016        22,303     9.61 - 90.99         441,526
     Cap Value Investment Division     2015         1,871    69.65 - 79.35         137,796
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST T. Rowe Price Mid Cap           2016    23,983,678     1.90 - 33.09     451,415,560
     Growth Investment Division        2015    25,470,150     1.81 - 31.36     456,943,184
                                       2014    25,170,863     1.72 - 29.62     425,918,797
                                       2013    25,949,981     1.54 - 26.45     393,848,239
                                       2012    26,770,501     1.15 - 19.50     300,330,183

  MIST TCW Core Fixed Income           2016        31,998      9.90 - 9.97         318,472
     Investment Division               2015         2,096             9.86          20,663
     (Commenced 5/1/2015)

  MSF Baillie Gifford                  2016     8,556,834     1.47 - 17.69     120,269,128
     International Stock               2015     9,402,801     1.41 - 16.94     126,876,615
     Investment Division               2014    10,404,687     1.46 - 17.45     143,934,419
                                       2013    11,503,447     1.53 - 18.18     162,561,055
                                       2012    12,744,728     1.34 - 15.88     157,488,412

  MSF Barclays Aggregate Bond          2016    67,082,177     1.68 - 19.64   1,148,709,486
     Index Investment Division         2015    68,245,879     1.67 - 19.32   1,156,862,410
                                       2014    70,177,534     1.69 - 19.40   1,201,918,831
                                       2013    71,440,893     1.63 - 18.49   1,173,488,783
                                       2012    67,675,314     1.69 - 19.06   1,150,681,701

  MSF BlackRock Bond Income            2016    10,189,467     6.68 - 81.69     470,040,574
     Investment Division               2015    10,737,933     6.57 - 79.81     478,889,253
                                       2014    11,340,124     6.62 - 79.94     498,013,818
                                       2013    11,954,730     6.26 - 75.22     478,446,482
                                       2012    12,916,416     6.40 - 76.37     513,127,216

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             -------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                INCOME          LOWEST TO         LOWEST TO
                                               RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                             -------------  ----------------  ----------------
  MIST Schroders Global                2016       1.41         1.10 - 2.15         3.41 - 4.50
     Multi-Asset Investment Division   2015       1.00         1.10 - 2.15     (2.99) - (1.96)
     (Commenced 4/30/2012)             2014       1.29         1.15 - 2.15         5.45 - 6.51
                                       2013       0.01         1.15 - 2.15         7.77 - 8.85
                                       2012       1.65         1.15 - 2.30         5.04 - 5.86

  MIST SSGA Growth and Income          2016       2.36         0.50 - 2.10         3.59 - 5.26
     ETF Investment Division           2015       2.30         0.50 - 2.10     (4.00) - (2.45)
                                       2014       2.23         0.50 - 2.10         0.03 - 5.28
                                       2013       2.50         0.50 - 2.30       10.36 - 12.37
                                       2012       2.35         0.50 - 2.30       10.27 - 12.28

  MIST SSGA Growth ETF                 2016       2.15         0.50 - 2.00         4.76 - 6.35
     Investment Division               2015       1.99         0.50 - 2.00     (4.25) - (2.80)
                                       2014       1.90         0.50 - 2.30         2.98 - 4.85
                                       2013       2.03         0.50 - 2.30       15.39 - 17.48
                                       2012       1.93         0.50 - 2.30       12.40 - 14.46

  MIST T. Rowe Price Large             2016       2.66         0.90 - 1.60       14.10 - 14.90
     Cap Value Investment Division     2015       0.63         1.10 - 1.60     (5.12) - (4.64)
     (Commenced 12/13/2013 and
     began transactions in 2015)

  MIST T. Rowe Price Mid Cap           2016         --         0.50 - 2.25         3.85 - 5.69
     Growth Investment Division        2015         --         0.50 - 2.25         4.30 - 6.14
                                       2014         --         0.50 - 2.25       10.27 - 12.21
                                       2013       0.24         0.50 - 2.30       33.47 - 35.90
                                       2012         --         0.50 - 2.30       11.08 - 13.11

  MIST TCW Core Fixed Income           2016       0.70         1.20 - 1.60         0.59 - 0.99
     Investment Division               2015         --                1.35              (1.39)
     (Commenced 5/1/2015)

  MSF Baillie Gifford                  2016       1.51         0.95 - 2.15         2.97 - 4.39
     International Stock               2015       1.59         0.95 - 2.15     (4.23) - (2.89)
     Investment Division               2014       1.35         0.95 - 2.30     (5.54) - (3.99)
                                       2013       1.55         0.95 - 2.30       12.52 - 14.46
                                       2012       1.27         0.65 - 2.30       16.64 - 18.74

  MSF Barclays Aggregate Bond          2016       2.62         0.50 - 2.25       (0.13) - 1.69
     Index Investment Division         2015       2.76         0.50 - 2.25     (2.14) - (0.39)
                                       2014       2.82         0.50 - 2.30         0.57 - 5.12
                                       2013       3.36         0.50 - 2.30     (4.75) - (2.96)
                                       2012       3.58         0.50 - 2.30         1.26 - 3.23

  MSF BlackRock Bond Income            2016       3.06         0.50 - 2.25         0.58 - 2.46
     Investment Division               2015       3.72         0.50 - 2.25     (1.89) - (0.06)
                                       2014       3.31         0.50 - 2.30         4.38 - 6.39
                                       2013       3.87         0.50 - 2.30     (3.26) - (1.41)
                                       2012       2.59         0.50 - 2.30         4.83 - 6.85

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            ---------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO          NET
                                                UNITS        HIGHEST ($)     ASSETS ($)
                                            ------------  ---------------  --------------
  MSF BlackRock Capital               2016     5,990,155     4.95 - 56.76     162,149,281
     Appreciation                     2015     6,648,572     5.01 - 57.13     180,849,248
     Investment Division              2014     7,221,426     4.78 - 54.16     184,744,024
                                      2013     8,057,400     4.45 - 50.10     189,056,520
                                      2012     9,513,547     3.36 - 37.60     164,222,677

  MSF BlackRock Large Cap             2016    13,722,798     1.93 - 21.57     262,264,238
     Value Investment Division        2015    14,658,312     1.04 - 18.36     241,297,390
                                      2014    15,621,162     1.79 - 19.66     277,145,192
                                      2013    16,552,949     1.65 - 18.02     270,163,032
                                      2012    17,523,603     1.27 - 13.74     220,191,829

  MSF BlackRock Ultra-Short           2016     4,242,132     2.33 - 24.80      60,125,414
     Term Bond Investment Division    2015     5,220,428     2.35 - 25.01      65,638,458
                                      2014     5,502,759     2.39 - 24.09      70,377,934
                                      2013     6,205,342     2.42 - 23.99      83,385,113
                                      2012     6,582,029     2.45 - 24.28      88,984,812

  MSF Frontier Mid Cap Growth         2016     7,660,214     8.45 - 88.16     455,250,831
     Investment Division              2015     8,386,483    20.77 - 84.44     481,166,004
                                      2014     9,158,445    20.50 - 82.85     516,959,626
                                      2013    10,027,102    18.72 - 75.25     515,676,513
                                      2012    11,188,890    14.31 - 57.22     439,241,102

  MSF Jennison Growth                 2016    16,378,562     0.94 - 24.28     166,434,950
     Investment Division              2015    17,957,908     0.95 - 24.47     184,782,553
                                      2014    18,673,248     0.87 - 22.30     174,229,733
                                      2013    20,447,446     0.81 - 20.64     177,299,348
                                      2012    24,173,265     0.60 - 15.21     154,053,950

  MSF Loomis Sayles Small Cap         2016     4,342,911     6.83 - 78.65     181,016,875
     Core Investment Division         2015     4,874,168     5.81 - 66.44     170,029,570
                                      2014     5,539,839     5.97 - 67.95     192,412,320
                                      2013     6,113,748     5.84 - 65.98     203,229,729
                                      2012     6,753,486     4.19 - 47.14     157,335,875

  MSF Loomis Sayles Small Cap         2016     2,721,567     1.82 - 22.54      48,392,379
     Growth Investment Division       2015     3,053,307     1.74 - 21.43      51,758,280
                                      2014     3,266,827     1.74 - 21.26      54,772,060
                                      2013     3,797,741     1.75 - 21.20      64,392,848
                                      2012     3,652,206     1.19 - 14.40      41,493,878

  MSF Met/Artisan Mid Cap             2016     5,613,562     5.45 - 62.37     233,427,628
     Value Investment Division        2015     5,928,571     4.50 - 51.10     200,994,480
                                      2014     6,662,445     5.03 - 56.86     249,301,841
                                      2013     7,335,193     5.00 - 56.20     268,786,607
                                      2012     8,082,313     3.71 - 41.38     212,602,997

  MSF Met/Dimensional                 2016       396,617    19.78 - 21.38       8,357,661
     International Small Company      2015       383,113    19.08 - 20.42       7,726,121
     Investment Division              2014       366,933    18.41 - 19.47       7,087,460
                                      2013       280,753    20.14 - 21.10       5,887,254
                                      2012       283,529    16.15 - 16.73       4,719,389

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            ---------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                               INCOME          LOWEST TO           LOWEST TO
                                              RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                            -------------  ----------------  ------------------
  MSF BlackRock Capital               2016        --          0.50 - 2.25      (2.37) - (0.56)
     Appreciation                     2015        --          0.50 - 2.25          0.67 - 5.59
     Investment Division              2014      0.01          0.50 - 2.30          6.17 - 8.19
                                      2013      0.64          0.50 - 2.30        30.86 - 33.35
                                      2012      0.10          0.50 - 2.30        11.47 - 13.63

  MSF BlackRock Large Cap             2016      1.45          0.50 - 2.25        15.47 - 17.51
     Value Investment Division        2015      1.58          0.50 - 2.25     (10.46) - (6.65)
                                      2014      1.07          0.25 - 2.25          7.26 - 9.15
                                      2013      1.18          0.50 - 2.30        28.75 - 31.09
                                      2012      1.42          0.50 - 2.30        11.37 - 13.40

  MSF BlackRock Ultra-Short           2016      0.01          0.90 - 2.25      (2.03) - (0.55)
     Term Bond Investment Division    2015        --          0.95 - 2.25      (2.23) - (0.27)
                                      2014        --          0.95 - 2.25      (2.23) - (0.13)
                                      2013        --          0.95 - 2.25      (2.23) - (0.94)
                                      2012        --          0.95 - 2.30      (2.29) - (0.94)

  MSF Frontier Mid Cap Growth         2016        --          0.90 - 2.25          2.82 - 4.41
     Investment Division              2015        --          0.95 - 2.25          0.32 - 1.91
                                      2014        --          0.95 - 2.30         8.35 - 10.17
                                      2013      1.24          0.95 - 2.30        29.42 - 31.52
                                      2012        --          0.95 - 2.30          8.16 - 9.93

  MSF Jennison Growth                 2016      0.07          0.50 - 2.25      (2.35) - (0.63)
     Investment Division              2015      0.06          0.50 - 2.25          8.08 - 9.99
                                      2014      0.07          0.50 - 2.25          6.32 - 8.20
                                      2013      0.25          0.50 - 2.30        33.62 - 36.05
                                      2012      0.05          0.50 - 2.30       (4.18) - 14.69

  MSF Loomis Sayles Small Cap         2016      0.15          0.50 - 2.25        16.33 - 18.38
     Core Investment Division         2015      0.05          0.50 - 2.25      (3.93) - (2.23)
                                      2014      0.01          0.50 - 2.30          1.15 - 2.99
                                      2013      0.30          0.50 - 2.30        37.49 - 39.98
                                      2012        --          0.50 - 2.30        11.66 - 13.70

  MSF Loomis Sayles Small Cap         2016        --          0.50 - 2.10          3.95 - 5.52
     Growth Investment Division       2015        --          0.50 - 2.10        (0.56) - 0.92
                                      2014        --          0.50 - 2.10        (1.11) - 0.43
                                      2013        --          0.50 - 2.15        45.23 - 47.64
                                      2012        --          0.50 - 2.30         8.36 - 10.34

  MSF Met/Artisan Mid Cap             2016      0.97          0.50 - 2.25        19.92 - 22.04
     Value Investment Division        2015      1.04          0.50 - 2.25    (11.68) - (10.12)
                                      2014      0.62          0.50 - 2.30        (0.64) - 1.17
                                      2013      0.86          0.50 - 2.30        33.41 - 35.83
                                      2012      0.89          0.50 - 2.30         9.03 - 11.02

  MSF Met/Dimensional                 2016      1.94          1.10 - 2.05          3.68 - 4.67
     International Small Company      2015      1.71          1.10 - 2.05          3.61 - 4.60
     Investment Division              2014      1.89          1.15 - 2.05      (8.59) - (7.76)
                                      2013      1.74          1.15 - 2.05        25.01 - 26.14
                                      2012      2.17          1.15 - 2.00        15.56 - 16.55

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      --------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                          UNITS       HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  -------------
  MSF Met/Wellington Balanced   2016    11,309,419     1.30 - 77.49    587,936,841
     Investment Division        2015    12,350,663     1.23 - 73.12    613,073,212
                                2014    13,516,189     1.22 - 71.96    669,398,262
                                2013    14,891,417    17.78 - 65.71    680,740,979
                                2012    16,477,433    14.88 - 55.00    632,285,328

  MSF Met/Wellington Core       2016    12,871,913     5.62 - 64.26    555,287,850
     Equity Opportunities       2015    14,083,686     5.31 - 60.32    568,631,560
     Investment Division        2014    15,922,638     5.25 - 59.35    633,127,551
                                2013    18,314,242     4.81 - 54.05    659,765,479
                                2012    20,783,231     3.65 - 40.74    562,306,956

  MSF MetLife Asset             2016    30,580,692     1.53 - 16.04    445,624,899
     Allocation 20              2015    33,195,826    12.79 - 15.42    471,604,392
     Investment Division        2014    36,038,394     1.50 - 15.59    521,380,178
                                2013    39,245,169    12.88 - 15.00    550,180,374
                                2012    43,441,164    12.59 - 14.45    591,422,970

  MSF MetLife Asset             2016    78,507,145     1.63 - 17.09  1,211,312,236
     Allocation 40              2015    85,328,132    13.43 - 16.19  1,274,255,459
     Investment Division        2014    93,519,497     1.58 - 16.45  1,428,984,290
                                2013   100,157,296    13.47 - 15.75  1,476,093,805
                                2012   105,124,056    12.43 - 14.27  1,413,830,336

  MSF MetLife Asset             2016   240,019,648     1.71 - 17.87  3,877,916,522
     Allocation 60              2015   257,093,725    14.06 - 16.77  3,978,556,726
     Investment Division        2014   275,213,574    14.34 - 17.07  4,365,939,925
                                2013   291,429,454    13.97 - 16.33  4,454,029,359
                                2012   298,818,839    12.11 - 13.91  3,918,217,622

  MSF MetLife Asset             2016   108,427,987     1.70 - 18.39  1,808,886,432
     Allocation 80              2015   116,127,054     1.59 - 17.09  1,834,003,576
     Investment Division        2014   124,402,568     1.64 - 17.47  2,021,856,411
                                2013   125,138,998    14.27 - 16.68  1,955,179,905
                                2012   129,396,377    11.75 - 13.49  1,645,757,850

  MSF MetLife Mid Cap Stock     2016    17,710,513     3.14 - 36.16    557,664,712
     Index Investment Division  2015    19,052,817     2.65 - 30.25    508,407,680
                                2014    19,927,953     2.76 - 31.22    550,797,141
                                2013    20,854,130     2.56 - 28.72    532,114,735
                                2012    21,893,382     1.95 - 21.73    424,114,372

  MSF MetLife Stock Index       2016    41,650,103     7.06 - 88.55  2,971,460,417
     Investment Division        2015    45,195,410     6.42 - 79.90  2,922,726,168
                                2014    48,564,594     6.45 - 79.57  3,141,402,122
                                2013    53,012,896     5.78 - 70.71  3,062,136,452
                                2012    59,173,051     4.45 - 53.96  2,620,060,354

  MSF MFS Total Return          2016     4,213,037     1.18 - 84.68    146,385,435
     Investment Division        2015     4,556,651     6.64 - 78.13    143,114,163
                                2014     5,012,826     6.74 - 78.84    157,659,622
                                2013     5,458,053     6.29 - 73.12    155,581,004
                                2012     5,978,496     5.35 - 61.91    138,805,577

                                                FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  MSF Met/Wellington Balanced   2016      2.73          0.90 - 2.15         4.55 - 6.04
     Investment Division        2015      1.92          0.95 - 2.15         0.22 - 1.61
                                2014      1.98          0.90 - 2.30         7.77 - 9.56
                                2013      2.46          0.95 - 2.30       14.65 - 19.46
                                2012      2.28          0.95 - 2.30        2.13 - 11.32

  MSF Met/Wellington Core       2016      1.45          0.50 - 2.25         4.67 - 6.65
     Equity Opportunities       2015      1.59          0.50 - 2.30       (0.18) - 4.02
     Investment Division        2014      0.53          0.50 - 2.30         7.84 - 9.92
                                2013      1.22          0.50 - 2.30       30.33 - 32.84
                                2012      0.66          0.50 - 2.30       10.04 - 12.13

  MSF MetLife Asset             2016      3.24          0.50 - 2.25         2.20 - 4.01
     Allocation 20              2015      2.10          0.50 - 2.25     (2.80) - (1.08)
     Investment Division        2014      3.87          0.50 - 2.25         2.15 - 3.95
                                2013      2.89          0.50 - 2.25         1.97 - 3.77
                                2012      3.12          0.50 - 2.30         6.68 - 8.63

  MSF MetLife Asset             2016      3.56          0.50 - 2.25         3.73 - 5.56
     Allocation 40              2015      0.29          0.50 - 2.25     (3.27) - (1.57)
     Investment Division        2014      2.88          0.50 - 2.30         2.54 - 4.40
                                2013      2.52          0.50 - 2.30        8.40 - 10.37
                                2012      2.89          0.50 - 2.30        8.91 - 10.90

  MSF MetLife Asset             2016      3.16          0.50 - 2.15         4.83 - 6.57
     Allocation 60              2015      0.54          0.50 - 2.15     (3.37) - (0.74)
     Investment Division        2014      2.07          0.50 - 2.30         2.66 - 4.53
                                2013      1.94          0.50 - 2.30       15.30 - 17.40
                                2012      2.31          0.50 - 2.30       10.65 - 12.67

  MSF MetLife Asset             2016      2.97          0.50 - 2.25         5.73 - 7.60
     Allocation 80              2015      0.35          0.50 - 2.30     (3.93) - (0.91)
     Investment Division        2014      1.60          0.50 - 2.30       (0.03) - 4.70
                                2013      1.46          0.50 - 2.30       21.49 - 23.69
                                2012      1.92          0.50 - 2.30       12.75 - 14.81

  MSF MetLife Mid Cap Stock     2016      1.11          0.50 - 2.25       17.47 - 19.54
     Index Investment Division  2015      1.00          0.50 - 2.25     (4.79) - (2.52)
                                2014      0.89          0.50 - 2.30         1.63 - 8.68
                                2013      1.00          0.50 - 2.30       29.81 - 32.17
                                2012      0.84          0.50 - 2.30       14.65 - 16.74

  MSF MetLife Stock Index       2016      1.91          0.50 - 2.25        8.90 - 10.95
     Investment Division        2015      1.65          0.50 - 2.25       (1.33) - 2.90
                                2014      1.60          0.50 - 2.30        0.90 - 12.63
                                2013      1.77          0.50 - 2.30       28.71 - 31.17
                                2012      1.70          0.50 - 2.30        2.28 - 15.01

  MSF MFS Total Return          2016      2.79          0.50 - 2.15         6.61 - 8.38
     Investment Division        2015      2.47          0.50 - 2.15     (2.52) - (0.90)
                                2014      2.25          0.50 - 2.15         6.06 - 7.82
                                2013      2.46          0.50 - 2.15       16.18 - 18.11
                                2012      2.74          0.50 - 2.30        8.76 - 10.75

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                            ---------------------------------------------
                                                             UNIT VALUE
                                                              LOWEST TO          NET
                                                UNITS        HIGHEST ($)     ASSETS ($)
                                            ------------  ---------------  --------------
  MSF MFS Value                       2016    23,336,266     1.44 - 28.13     506,526,529
     Investment Division              2015    24,529,013     1.27 - 24.92     475,285,633
                                      2014    26,823,537     1.29 - 25.08     526,090,577
                                      2013    29,015,560     1.18 - 22.95     519,644,727
                                      2012    21,031,945     1.38 - 17.15     293,940,083

  MSF MSCI EAFE Index                 2016    34,611,269     1.39 - 18.82     489,403,933
     Investment Division              2015    34,877,903     1.40 - 18.91     494,277,850
                                      2014    35,284,954     1.43 - 19.14     511,371,706
                                      2013    34,230,690     1.55 - 20.56     534,853,073
                                      2012    36,718,700     1.29 - 17.03     476,584,802

  MSF Neuberger Berman                2016    11,028,717     2.98 - 33.04     306,388,412
     Genesis Investment Division      2015    12,205,331     1.24 - 28.04     289,271,341
                                      2014    13,823,646     1.25 - 28.08     326,918,853
                                      2013    15,386,093     1.26 - 28.30     368,249,828
                                      2012    14,721,611     1.90 - 20.58     254,522,484

  MSF Russell 2000 Index              2016    11,262,895     3.11 - 36.28     355,330,009
     Investment Division              2015    12,012,694     2.60 - 30.14     318,122,044
                                      2014    12,545,618     2.76 - 31.71     349,277,094
                                      2013    13,027,524     2.67 - 30.42     347,868,995
                                      2012    14,020,186     1.96 - 22.12     272,948,994

  MSF T. Rowe Price Large Cap         2016    20,326,210     1.50 - 30.32     491,684,512
     Growth Investment Division       2015    20,053,722     1.50 - 30.01     499,123,184
                                      2014    19,215,859     9.68 - 27.29     443,081,491
                                      2013    19,750,468     9.02 - 25.21     427,299,444
                                      2012    11,787,393    14.15 - 18.25     196,268,660

  MSF T. Rowe Price Small Cap         2016    11,498,401     3.62 - 41.16     412,938,416
     Growth Investment Division       2015    12,314,868     3.28 - 37.11     405,415,335
                                      2014    12,136,731    26.17 - 36.40     394,821,897
                                      2013    12,811,027    24.85 - 34.30     395,500,809
                                      2012    13,154,613    17.45 - 23.91     284,907,213

  MSF Van Eck Global Natural          2016     2,736,220    12.18 - 13.17      35,592,317
     Resources Investment Division    2015     3,453,656      8.65 - 9.26      31,642,400
                                      2014     2,631,888    13.13 - 13.88      36,305,032
                                      2013     2,406,616    16.51 - 17.30      41,407,912
                                      2012     2,611,674    15.22 - 15.80      41,078,664

  MSF Western Asset                   2016    17,633,082     1.08 - 37.98     535,867,222
     Management Strategic Bond        2015     7,434,184     1.01 - 35.24     189,250,242
     Opportunities                    2014     8,379,087     1.05 - 36.14     217,390,710
     Investment Division              2013     9,226,838     3.07 - 34.50     230,763,494
                                      2012    10,345,790     3.08 - 34.39     254,116,128

  MSF Western Asset                   2016     9,582,786     1.90 - 21.79     167,406,266
     Management U.S. Government       2015    10,199,735     1.91 - 21.68     179,151,852
     Investment Division              2014    11,263,811     1.92 - 21.72     197,952,838
                                      2013    12,256,251     1.89 - 21.28     212,578,770
                                      2012    13,148,516     1.93 - 21.59     229,960,732

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  MSF MFS Value                       2016      2.11          0.50 - 2.15        11.77 - 13.65
     Investment Division              2015      2.54          0.50 - 2.15        (2.39) - 2.33
                                      2014      1.58          0.50 - 2.30         8.05 - 10.09
                                      2013      1.35          0.50 - 2.30        16.96 - 34.85
                                      2012      1.80          0.50 - 2.30         2.89 - 15.89

  MSF MSCI EAFE Index                 2016      2.46          0.50 - 2.25        (1.25) - 0.50
     Investment Division              2015      3.03          0.50 - 2.30      (3.52) - (1.36)
                                      2014      2.39          0.50 - 2.30      (8.40) - (2.81)
                                      2013      2.93          0.50 - 2.30        18.76 - 20.91
                                      2012      2.90          0.50 - 2.30        15.33 - 17.56

  MSF Neuberger Berman                2016      0.34          0.50 - 2.15        16.02 - 17.80
     Genesis Investment Division      2015      0.29          0.50 - 2.15      (1.71) - (0.12)
                                      2014      0.30          0.50 - 2.30      (2.57) - (0.80)
                                      2013      0.62          0.50 - 2.30        25.79 - 37.50
                                      2012      0.27          0.50 - 2.30          7.25 - 9.20

  MSF Russell 2000 Index              2016      1.24          0.50 - 2.25        18.27 - 20.36
     Investment Division              2015      1.07          0.50 - 2.30      (6.66) - (3.68)
                                      2014      1.02          0.50 - 2.30          2.40 - 4.36
                                      2013      1.43          0.50 - 2.30        35.04 - 37.66
                                      2012      1.03          0.50 - 2.30        13.40 - 15.59

  MSF T. Rowe Price Large Cap         2016      0.02          0.50 - 2.25        (0.73) - 1.03
     Growth Investment Division       2015      0.04          0.50 - 2.25          1.40 - 9.96
                                      2014      0.02          0.50 - 2.30        (0.01) - 8.28
                                      2013      0.12          0.50 - 2.30        26.92 - 38.08
                                      2012      0.06          0.50 - 2.30       (1.73) - 18.20

  MSF T. Rowe Price Small Cap         2016      0.14          0.50 - 2.25         9.00 - 10.93
     Growth Investment Division       2015      0.07          0.50 - 2.25          0.18 - 1.95
                                      2014      0.01          0.50 - 2.25          4.27 - 6.11
                                      2013      0.24          0.50 - 2.30        40.90 - 43.45
                                      2012        --          0.50 - 2.30        13.26 - 15.42

  MSF Van Eck Global Natural          2016      0.59          1.10 - 2.05        40.82 - 42.17
     Resources Investment Division    2015      0.21          1.10 - 2.05    (34.12) - (33.49)
                                      2014      0.27          1.15 - 2.05    (20.47) - (11.42)
                                      2013      0.64          1.15 - 2.05          8.51 - 9.49
                                      2012        --          1.15 - 2.05          0.49 - 1.40

  MSF Western Asset                   2016      1.96          0.50 - 2.25          4.02 - 7.76
     Management Strategic Bond        2015      4.96          0.50 - 2.15      (4.04) - (2.35)
     Opportunities                    2014      5.26          0.50 - 2.15          3.10 - 4.79
     Investment Division              2013      4.90          0.50 - 2.30        (1.47) - 0.44
                                      2012      3.49          0.50 - 2.30         8.75 - 10.77

  MSF Western Asset                   2016      2.41          0.50 - 2.25        (1.23) - 0.52
     Management U.S. Government       2015      2.10          0.50 - 2.25      (1.92) - (0.19)
     Investment Division              2014      1.73          0.50 - 2.25          0.27 - 2.04
                                      2013      1.98          0.50 - 2.30      (3.16) - (1.40)
                                      2012      1.92          0.50 - 2.30          0.69 - 2.70

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                        AS OF DECEMBER 31
                                         ---------------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO          NET
                                             UNITS        HIGHEST ($)     ASSETS ($)
                                         ------------  ---------------  --------------
  PIMCO VIT                        2016         6,890      7.15 - 7.22          49,401
     CommodityRealReturn           2015         6,911      6.34 - 6.37          43,875
     Strategy Investment Division  2014           171             8.69           1,489
     (Commenced 11/19/2014)

  PIMCO VIT Emerging Markets       2016         8,142    10.18 - 10.29          83,339
     Bond Investment Division      2015         7,377      9.16 - 9.21          67,775
     (Commenced 11/19/2014)        2014           200             9.55           1,913

  PIMCO VIT Unconstrained          2016        11,278      9.87 - 9.98         111,866
     Bond Investment Division      2015         6,574      9.61 - 9.66          63,382
     (Commenced 11/19/2014 and
     began transactions in 2015)

  TAP 1919 Variable Socially       2016         1,649      4.43 - 4.71           7,602
     Responsive Balanced           2015           501             4.21           2,112
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  UIF Global Infrastructure        2016         4,158    11.55 - 12.54          49,884
     Investment Division           2015         5,480    10.20 - 11.03          58,000
     (Commenced 11/19/2014)        2014           315    12.49 - 12.95           4,007

  VanEck VIP Long/Short Equity     2016         2,720      9.76 - 9.81          26,605
     Index Investment Division     2015         3,151      9.64 - 9.67          30,416
     (Commenced 11/19/2014 and
     began transactions in 2015)

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------
  PIMCO VIT                        2016       0.87         1.10 - 1.60        12.80 - 13.37
     CommodityRealReturn           2015       2.81         1.10 - 1.60    (27.09) - (26.72)
     Strategy Investment Division  2014       0.17                1.35              (13.36)
     (Commenced 11/19/2014)

  PIMCO VIT Emerging Markets       2016       4.96         1.10 - 1.60        11.18 - 11.74
     Bond Investment Division      2015       5.10         1.10 - 1.60      (4.08) - (3.60)
     (Commenced 11/19/2014)        2014       0.13                1.35               (3.43)

  PIMCO VIT Unconstrained          2016       1.41         1.10 - 1.60          2.77 - 3.28
     Bond Investment Division      2015       6.69         1.10 - 1.60      (3.52) - (3.04)
     (Commenced 11/19/2014 and
     began transactions in 2015)

  TAP 1919 Variable Socially       2016       1.67         0.90 - 1.15          5.02 - 5.28
     Responsive Balanced           2015       1.29                1.15               (2.84)
     Investment Division
     (Commenced 12/13/2013 and
     began transactions in 2015)

  UIF Global Infrastructure        2016       1.94         1.10 - 1.60        13.14 - 13.71
     Investment Division           2015       1.70         1.10 - 1.60    (15.25) - (14.83)
     (Commenced 11/19/2014)        2014         --         1.10 - 1.35          0.27 - 0.30

  VanEck VIP Long/Short Equity     2016       0.20         1.10 - 1.35          1.25 - 1.50
     Index Investment Division     2015       0.06         1.10 - 1.35      (4.43) - (4.20)
     (Commenced 11/19/2014 and
     began transactions in 2015)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2 These amounts represent annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Division.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



9. SUBSEQUENT EVENTS


The operations of the Investment Divisions were affected by the following changes that occurred on March 6, 2017:

PORTFOLIO NAME CHANGES:

Former Name                                              New Name

(MIST) Met/Aberdeen Emerging Markets Equity              (BHFTI) Brighthouse/Aberdeen Emerging Markets
   Portfolio                                               Equity Portfolio
(MIST) Met/Artisan International Portfolio               (BHFTI) Brighthouse/Artisan International Portfolio
(MIST) Met/Eaton Vance Floating Rate Portfolio           (BHFTI) Brighthouse/Eaton Vance Floating Rate
                                                           Portfolio
(MIST) Met/Franklin Low Duration Total Return            (BHFTI) Brighthouse/Franklin Low Duration Total
   Portfolio                                               Return Portfolio
(MIST) Met/Templeton International Bond Portfolio        (BHFTI) Brighthouse/Templeton International Bond
                                                           Portfolio
(MIST) Met/Wellington Large Cap Research Portfolio       (BHFTI) Brighthouse/Wellington Large Cap Research
                                                           Portfolio
(MIST) MetLife Asset Allocation 100 Portfolio            (BHFTI) Brighthouse Asset Allocation 100 Portfolio
(MIST) MetLife Balanced Plus Portfolio                   (BHFTI) Brighthouse Balanced Plus Portfolio
(MIST) MetLife Small Cap Value Portfolio                 (BHFTI) Brighthouse Small Cap Value Portfolio
(MSF) Barclays Aggregate Bond Index Portfolio            (BHFTII) MetLife Aggregate Bond Index Portfolio
(MSF) Met/Artisan Mid Cap Value Portfolio                (BHFTII) Brighthouse/Artisan Mid Cap Value Portfolio
(MSF) Met/Dimensional International Small Company        (BHFTII) Brighthouse/Dimensional International
   Portfolio                                               Small Company Portfolio
(MSF) Met/Wellington Balanced Portfolio                  (BHFTII) Brighthouse/Wellington Balanced Portfolio
(MSF) Met/Wellington Core Equity Opportunities           (BHFTII) Brighthouse/Wellington Core Equity
   Portfolio                                               Opportunities Portfolio
(MSF) MetLife Asset Allocation 20 Portfolio              (BHFTII) Brighthouse Asset Allocation 20 Portfolio
(MSF) MetLife Asset Allocation 40 Portfolio              (BHFTII) Brighthouse Asset Allocation 40 Portfolio
(MSF) MetLife Asset Allocation 60 Portfolio              (BHFTII) Brighthouse Asset Allocation 60 Portfolio
(MSF) MetLife Asset Allocation 80 Portfolio              (BHFTII) Brighthouse Asset Allocation 80 Portfolio
(MSF) MSCI EAFE Index Portfolio                          (BHFTII) MetLife MSCI EAFE Index Portfolio
(MSF) Russell 2000 Index Portfolio                       (BHFTII) MetLife Russell 2000 Index Portfolio

TRUST NAME CHANGES:

Former Trust                                             New Trust

Met Investors Series Trust (MIST)                        Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                           Brighthouse Funds Trust II (BHFTII)

ADVISER NAME CHANGE:

Former Adviser                                        New Adviser

MetLife Advisers, LLC                                 Brighthouse Investment Advisers, LLC

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                        Page
                                                                                                  ----------
Report of Independent Registered Public Accounting Firm..........................................      2
Financial Statements at December 31, 2016 and 2015 and for the Years Ended December 31, 2016,
  2015 and 2014:
 Consolidated Balance Sheets.....................................................................      3
 Consolidated Statements of Operations...........................................................      4
 Consolidated Statements of Comprehensive Income (Loss)..........................................      5
 Consolidated Statements of Equity...............................................................      6
 Consolidated Statements of Cash Flows...........................................................      7
 Notes to the Consolidated Financial Statements..................................................      9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies....      9
     Note 2 -- Segment Information...............................................................     26
     Note 3 -- Dispositions......................................................................     32
     Note 4 -- Insurance.........................................................................     32
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other
       Intangibles...............................................................................     43
     Note 6 -- Reinsurance.......................................................................     46
     Note 7 -- Closed Block......................................................................     51
     Note 8 -- Investments.......................................................................     54
     Note 9 -- Derivatives.......................................................................     75
     Note 10 -- Fair Value.......................................................................     88
     Note 11 -- Long-term and Short-term Debt....................................................    107
     Note 12 -- Equity...........................................................................    110
     Note 13 -- Other Expenses...................................................................    115
     Note 14 -- Employee Benefit Plans...........................................................    116
     Note 15 -- Income Tax.......................................................................    125
     Note 16 -- Contingencies, Commitments and Guarantees........................................    130
     Note 17 -- Quarterly Results of Operations (Unaudited)......................................    139
     Note 18 -- Related Party Transactions.......................................................    139
     Note 19 -- Subsequent Events................................................................    140
Financial Statement Schedules at December 31, 2016 and 2015 and for the Years Ended December 31,
  2016, 2015 and 2014:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related
   Parties.......................................................................................    141
 Schedule III -- Consolidated Supplementary Insurance Information................................    142
 Schedule IV -- Consolidated Reinsurance.........................................................    144

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 23, 2017

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2016 and 2015

                (In millions, except share and per share data)

                                                                 2016           2015
                                                             -------------  -------------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated
 fair value (amortized cost: $155,141 and $168,361,
 respectively; includes $0 and $103, respectively, relating
 to variable interest entities).............................  $    163,120   $    175,686
Equity securities available-for-sale, at estimated fair
 value (cost: $1,785 and $1,985, respectively)..............         1,839          1,949
Fair value option and trading securities, at estimated fair
 value (includes $0 and $404, respectively, of actively
 traded securities; and $8 and $13, respectively, relating
 to variable interest entities).............................            23            431
Mortgage loans (net of valuation allowances of $267 and
 $257, respectively; includes $566 and $314, respectively,
 under the fair value option)...............................        56,560         53,722
Policy loans................................................         5,945          8,134
Real estate and real estate joint ventures (includes $1,124
 and $0, respectively, relating to variable interest
 entities; includes $56 and $42, respectively, of real
 estate held-for-sale)......................................         6,386          6,008
Other limited partnership interests (includes $14 and $27,
 respectively, relating to variable interest entities)......         3,725          4,088
Short-term investments, principally at estimated fair value.         4,690          5,595
Other invested assets (includes $31 and $43, respectively,
 relating to variable interest entities)....................        17,232         16,869
                                                             -------------  -------------
  Total investments.........................................       259,520        272,482
Cash and cash equivalents, principally at estimated fair
 value (includes $0 and $1, respectively, relating to
 variable interest entities)................................         5,714          4,651
Accrued investment income (includes $0 and $1,
 respectively, relating to variable interest entities)......         2,019          2,250
Premiums, reinsurance and other receivables (includes $6
 and $2, respectively, relating to variable interest
 entities)..................................................        22,383         23,722
Deferred policy acquisition costs and value of business
 acquired...................................................         4,743          6,043
Current income tax recoverable..............................            --             36
Other assets (includes $3 and $3, respectively, relating to
 variable interest entities)................................         4,346          4,397
Separate account assets.....................................       133,836        135,939
                                                             -------------  -------------
  Total assets..............................................  $    432,561   $    449,520
                                                             =============  =============
Liabilities and Equity
Liabilities
Future policy benefits......................................  $    115,556   $    118,914
Policyholder account balances...............................        92,466         94,420
Other policy-related balances...............................         6,731          7,201
Policyholder dividends payable..............................           510            624
Policyholder dividend obligation............................         1,931          1,783
Payables for collateral under securities loaned and other
 transactions...............................................        20,815         21,937
Short-term debt.............................................           100            100
Long-term debt (includes $12 and $61, respectively, at
 estimated fair value, relating to variable interest
 entities)..................................................         1,589          1,715
Current income tax payable..................................            50             --
Deferred income tax liability...............................         2,503          2,888
Other liabilities (includes $0 and $2, respectively,
 relating to variable interest entities)....................        29,497         32,755
Separate account liabilities................................       133,836        135,939
                                                             -------------  -------------
  Total liabilities.........................................       405,584        418,276
                                                             -------------  -------------
Contingencies, Commitments and Guarantees (Note 16)
Equity
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................             5              5
Additional paid-in capital..................................        14,413         14,444
Retained earnings...........................................         9,250         13,738
Accumulated other comprehensive income (loss)...............         3,119          2,685
                                                             -------------  -------------
  Total Metropolitan Life Insurance Company stockholder's
   equity...................................................        26,787         30,872
Noncontrolling interests....................................           190            372
                                                             -------------  -------------
  Total equity..............................................        26,977         31,244
                                                             -------------  -------------
  Total liabilities and equity..............................  $    432,561   $    449,520
                                                             =============  =============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                        2016           2015           2014
                                                                                    ------------   ------------   ------------
Revenues
Premiums...........................................................................  $    22,393    $    21,934    $    21,384
Universal life and investment-type product policy fees.............................        2,542          2,584          2,466
Net investment income..............................................................       11,083         11,577         11,893
Other revenues.....................................................................        1,478          1,536          1,808
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities......................          (87)           (49)           (16)
Other-than-temporary impairments on fixed maturity securities transferred to other
 comprehensive income (loss).......................................................          (10)            (5)           (10)
Other net investment gains (losses)................................................          229            313            169
                                                                                    ------------   ------------   ------------
  Total net investment gains (losses)..............................................          132            259            143
Net derivative gains (losses)......................................................       (1,138)           881          1,037
                                                                                    ------------   ------------   ------------
  Total revenues...................................................................       36,490         38,771         38,731
                                                                                    ------------   ------------   ------------
Expenses
Policyholder benefits and claims...................................................       25,291         24,527         23,855
Interest credited to policyholder account balances.................................        2,233          2,183          2,174
Policyholder dividends.............................................................        1,200          1,264          1,240
Other expenses.....................................................................        5,803          6,258          6,071
                                                                                    ------------   ------------   ------------
  Total expenses...................................................................       34,527         34,232         33,340
                                                                                    ------------   ------------   ------------
  Income (loss) from continuing operations before provision for income tax.........        1,963          4,539          5,391
Provision for income tax expense (benefit).........................................          207          1,782          1,532
                                                                                    ------------   ------------   ------------
  Income (loss) from continuing operations, net of income tax......................        1,756          2,757          3,859
Income (loss) from discontinued operations, net of income tax......................           --             --             (3)
                                                                                    ------------   ------------   ------------
  Net income (loss)................................................................        1,756          2,757          3,856
Less: Net income (loss) attributable to noncontrolling interests...................           (8)            --             (5)
                                                                                    ------------   ------------   ------------
  Net income (loss) attributable to Metropolitan Life Insurance Company............  $     1,764    $     2,757    $     3,861
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                        2016           2015           2014
                                                                                    ------------   ------------   ------------
Net income (loss)..................................................................  $     1,756    $     2,757    $     3,856
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.......................          406         (4,434)         4,165
Unrealized gains (losses) on derivatives...........................................           36            559          1,288
Foreign currency translation adjustments...........................................           13           (101)          (44)
Defined benefit plans adjustment...................................................          217            342         (1,001)
                                                                                    ------------   ------------   ------------
  Other comprehensive income (loss), before income tax.............................          672         (3,634)         4,408
Income tax (expense) benefit related to items of other comprehensive income (loss).         (238)         1,285         (1,532)
                                                                                    ------------   ------------   ------------
  Other comprehensive income (loss), net of income tax.............................          434         (2,349)         2,876
                                                                                    ------------   ------------   ------------
Comprehensive income (loss)........................................................        2,190            408          6,732
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of
 income tax........................................................................           (8)            --             (5)
                                                                                    ------------   ------------   ------------
  Comprehensive income (loss) attributable to Metropolitan Life Insurance
   Company.........................................................................  $     2,198    $       408    $     6,737
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                            Accumulated            Total
                                   Additional                  Other         Metropolitan Life
                          Common    Paid-in      Retained   Comprehensive    Insurance Company     Noncontrolling    Total
                          Stock     Capital     Earnings   Income (Loss)    Stockholder's Equity     Interests       Equity
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2013................... $      5 $    14,515  $    9,352        $  2,158               $ 26,030         $    250  $  26,280
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (76)                                               (76)                        (76)
Excess tax benefits
 related to stock-based
 compensation...........                    5                                                  5                           5
Dividends paid to
 MetLife, Inc...........                             (708)                                  (708)                       (708)
Dividend of subsidiary
 (Note 3)...............                              (35)                                   (35)                        (35)
Change in equity of
 noncontrolling
 interests..............                                                                      --              147        147
Net income (loss).......                            3,861                                  3,861               (5)     3,856
Other comprehensive
 income (loss), net of
 income tax.............                                            2,876                  2,876                       2,876
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014...................        5      14,448      12,470           5,034                 31,957              392     32,349
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (11)                                               (11)                        (11)
Excess tax benefits
 related to stock-based
 compensation...........                    3                                                  3                           3
Dividends paid to
 MetLife, Inc...........                           (1,489)                                (1,489)                     (1,489)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (20)       (20)
Net income (loss).......                            2,757                                  2,757                       2,757
Other comprehensive
 income (loss), net of
 income tax.............                                           (2,349)                (2,349)                     (2,349)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2015...................        5      14,444      13,738           2,685                 30,872              372     31,244
Capital contributions
 from MetLife, Inc......                   10                                                 10                          10
Returns of capital......                  (68)                                               (68)                        (68)
Excess tax benefits
 related to stock-based
 compensation...........                   27                                                 27                          27
Dividends paid to
 MetLife, Inc...........                           (3,600)                                (3,600)                     (3,600)
Dividend of
 subsidiaries (Note 3)..                           (2,652)                                (2,652)               2     (2,650)
Change in equity of
 noncontrolling
 interests..............                                                                      --             (176)      (176)
Net income (loss).......                            1,764                                  1,764               (8)     1,756
Other comprehensive
 income (loss), net of
 income tax.............                                              434                    434                         434
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2016................... $      5 $    14,413  $    9,250        $  3,119               $ 26,787         $    190  $  26,977
                         ======== ===========  ==========  ==============  =====================  ===============  =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                             2016             2015             2014
                                                                       ---------------  ---------------  ---------------
Cash flows from operating activities
Net income (loss).....................................................   $       1,756    $       2,757    $       3,856
Adjustments to reconcile net income (loss) to net cash provided by
 (used in) operating activities:
 Depreciation and amortization expenses...............................             367              474              460
 Amortization of premiums and accretion of discounts associated with
  investments, net....................................................            (975)            (848)            (664)
 (Gains) losses on investments and from sales of businesses, net......            (132)            (259)            (138)
 (Gains) losses on derivatives, net...................................           1,865             (426)            (902)
 (Income) loss from equity method investments, net of dividends or
  distributions.......................................................             483              320              374
 Interest credited to policyholder account balances...................           2,233            2,183            2,174
 Universal life and investment-type product policy fees...............          (2,542)          (2,584)          (2,466)
 Change in fair value option and trading securities...................             406              278                2
 Change in accrued investment income..................................              81              113              242
 Change in premiums, reinsurance and other receivables................          (2,606)            (135)             711
 Change in deferred policy acquisition costs and value of business
  acquired, net.......................................................             108              260              271
 Change in income tax.................................................            (430)             257              229
 Change in other assets...............................................             701              763              465
 Change in insurance-related liabilities and policy-related balances..           2,719            2,628            2,672
 Change in other liabilities..........................................           1,731             (499)          (1,086)
 Other, net...........................................................              39              (16)               1
                                                                       ---------------  ---------------  ---------------
  Net cash provided by (used in) operating activities.................           5,804            5,266            6,201
                                                                       ---------------  ---------------  ---------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities............................................          74,985           82,744           63,068
 Equity securities....................................................             859              651              186
 Mortgage loans.......................................................          11,286           11,189           11,605
 Real estate and real estate joint ventures...........................             762            2,734              976
 Other limited partnership interests..................................             830            1,185              375
Purchases of:
 Fixed maturity securities............................................         (72,414)         (76,594)         (69,256)
 Equity securities....................................................            (771)            (694)            (173)
 Mortgage loans.......................................................         (16,039)         (16,268)         (14,769)
 Real estate and real estate joint ventures...........................          (1,390)            (823)          (1,876)
 Other limited partnership interests..................................            (809)            (668)            (773)
Cash received in connection with freestanding derivatives.............           1,372            1,039              740
Cash paid in connection with freestanding derivatives.................          (2,451)          (1,012)          (1,050)
Receipts on loans to affiliates.......................................              --               --               75
Issuances of loans to affiliates......................................              --               --             (100)
Purchases of loans to affiliates......................................              --               --             (437)
Net change in policy loans............................................              85              357              (70)
Net change in short-term investments..................................             694           (1,117)           1,472
Net change in other invested assets...................................            (434)            (603)            (254)
Net change in property, equipment and leasehold improvements..........            (227)              23             (140)
Other, net............................................................              --               --              (32)
                                                                       ---------------  ---------------  ---------------
  Net cash provided by (used in) investing activities.................   $      (3,662)   $       2,143    $     (10,433)
                                                                       ---------------  ---------------  ---------------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
          (A Wholly-Owned Subsidiary of MetLife, Inc.) -- (continued)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                    2016          2015          2014
                                                                                 ---------     ---------     ---------
Cash flows from financing activities
Policyholder account balances:
  Deposits...................................................................... $  64,962     $  60,216     $  54,902
  Withdrawals...................................................................   (61,252)      (61,248)      (51,210)
Net change in payables for collateral under securities loaned and other
 transactions...................................................................      (696)       (2,230)        3,071
Net change in short-term debt...................................................        --            --          (320)
Long-term debt issued...........................................................        45           907             4
Long-term debt repaid...........................................................       (58)         (673)         (390)
Financing element on certain derivative instruments, net........................      (321)          (66)         (224)
Cash paid in connection with noncontrolling interests...........................        --          (159)           --
Dividend of subsidiaries........................................................      (115)           --            --
Dividends paid to MetLife, Inc..................................................    (3,600)       (1,489)         (708)
Returns of capital..............................................................       (68)          (11)           --
Other, net......................................................................        24             2             2
                                                                                 ---------     ---------     ---------
  Net cash provided by (used in) financing activities...........................    (1,079)       (4,751)        5,127
                                                                                 ---------     ---------     ---------
  Change in cash and cash equivalents...........................................     1,063         2,658           895
Cash and cash equivalents, beginning of year....................................     4,651         1,993         1,098
                                                                                 ---------     ---------     ---------
  Cash and cash equivalents, end of year........................................ $   5,714     $   4,651     $   1,993
                                                                                 =========     =========     =========
Supplemental disclosures of cash flow information...............................
Net cash paid (received) for:
Interest........................................................................ $     114     $     123     $     150
                                                                                 =========     =========     =========
Income tax...................................................................... $     819     $   1,217     $   1,304
                                                                                 =========     =========     =========
Non-cash transactions
Capital contributions from MetLife, Inc......................................... $      10     $       4     $       4
                                                                                 =========     =========     =========
Fixed maturity securities received in connection with pension risk transfer
 transactions................................................................... $     985     $     903     $      --
                                                                                 =========     =========     =========
Transfer of fixed maturity securities from affiliates........................... $     367     $      --     $      --
                                                                                 =========     =========     =========
Transfer of fixed maturity securities to affiliates............................. $   3,940     $      --     $      --
                                                                                 =========     =========     =========
Transfer of mortgage loans to affiliates........................................ $     626     $      --     $      --
                                                                                 =========     =========     =========
Deconsolidation of real estate investment vehicles (1):
  Reduction of redeemable noncontrolling interests.............................. $      --     $      --     $     774
                                                                                 =========     =========     =========
  Reduction of long-term debt................................................... $      --     $     543     $     413
                                                                                 =========     =========     =========
  Reduction of real estate and real estate joint ventures....................... $     354     $     389     $   1,132
                                                                                 =========     =========     =========
  Increase in noncontrolling interests.......................................... $      --     $     153     $      --
                                                                                 =========     =========     =========
  Reduction of noncontrolling interests......................................... $     354     $      --     $      --
                                                                                 =========     =========     =========
Issuance of short-term debt..................................................... $      --     $      --     $     245
                                                                                 =========     =========     =========
Returns of capital.............................................................. $      --     $      --     $      76
                                                                                 =========     =========     =========
Disposal of subsidiaries:
Assets disposed................................................................. $  27,476     $      --     $      69
Liabilities disposed............................................................   (24,572)           --           (34)
                                                                                 ---------     ---------     ---------
  Net assets disposed...........................................................     2,904            --            35
Cash disposed...................................................................      (115)           --           (49)
Dividend of interests in subsidiaries...........................................    (2,789)           --            14
                                                                                 ---------     ---------     ---------
  Loss on dividend of interests in subsidiaries................................. $      --     $      --     $      --
                                                                                 =========     =========     =========

---------

(1) For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Discontinued Operations

    The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------
Accounting Policy                                                                       Note
--------------------------------------------------------------------------------------------
Insurance                                                                               4
--------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     5
--------------------------------------------------------------------------------------------
Reinsurance                                                                             6
--------------------------------------------------------------------------------------------
Investments                                                                             8
--------------------------------------------------------------------------------------------
Derivatives                                                                             9
--------------------------------------------------------------------------------------------
Fair Value                                                                             10
--------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                 14
--------------------------------------------------------------------------------------------
Income Tax                                                                             15
--------------------------------------------------------------------------------------------
Litigation Contingencies                                                               16
--------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

     Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, policyholder dividends left on deposit and obligations assumed under structured settlement assignments.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     See Note 4 for additional information on obligations assumed under structured settlement assignments.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     Premiums related to short-duration non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

     The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "-- Investments -- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

     The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8
   "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Fair Value Option and Trading Securities

     Fair value option ("FVO") and trading securities are stated at estimated fair value and include investments for which the FVO has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively traded securities").

     Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities, where changes are included in net investment gains (losses).

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

     Also included in mortgage loans are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

   Short-term Investments

     Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

     Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending Program

     Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives' carrying value in other invested assets or other liabilities.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       . Economic hedges of variable annuity
                                          guarantees included in
                                          future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  . Economic hedges of equity method
                                          investments in joint ventures
                                        . All derivatives held in relation to
                                          trading portfolios

   Hedge Accounting

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

     The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company also sponsors defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdiction;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

    The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 and after which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at the grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon the attainment of the applicable criteria for post-employment award continuation, the requisite service period subsequent to attaining such criteria is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of such criteria. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.3 billion and $1.2 billion at December 31, 2016 and 2015, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $673 million and $720 million at December 31, 2016 and 2015, respectively. Related depreciation and amortization expense was $139 million, $159 million and $123 million for the years ended December 31, 2016, 2015 and 2014, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.4 billion at December 31, 2016 and 2015, respectively. Accumulated amortization of capitalized software was $1.1 billion and $1.0 billion at December 31, 2016 and 2015, respectively. Related amortization expense was $132 million, $150 million and $145 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2016 annual goodwill impairment tests, the Company utilized qualitative assessments for its reporting units and determined it was not more likely than not that the fair value of any of the reporting units was less than its carrying amount. Therefore, no further testing was needed for these reporting units. The goodwill balance was $70 million in the U.S segment and $31 million in the MetLife Holdings segment, at both
   December 31, 2016 and 2015.

Adoption of New Accounting Pronouncements

  Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 8, reflect the application of the new guidance.

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented on the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented on the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Health Care and Education Reconciliation Act of 2010, signed into law on March 30, 2010, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

Future Adoption of New Accounting Pronouncements

  In March 2017, the Financial Accounting Standards Board ("FASB") issued new guidance on the presentation of net periodic pension cost and net periodic postretirement benefit cost (Accounting Standards Update ("ASU") 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost). The new guidance is effective for annual periods beginning after December 15, 2017 and interim periods within those annual periods. Early adoption is permitted as of the beginning of an annual period for which financial statements (interim or annual) have not been issued or made available for issuance. The guidance requires that an employer that offers to their employees defined benefit pension or other postretirement benefit plans report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. The guidance should be applied retrospectively for the presentation of the service cost component in the income statement and allows a practical expedient for the estimation basis for applying the retrospective presentation requirements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2017, the FASB issued new guidance on goodwill impairment
(ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment). The new guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The new guidance simplifies the current two-step goodwill impairment test by eliminating Step 2 of the test. The new guidance requires a one-step impairment test in which an entity compares the fair value of a reporting unit with its carrying amount and recognizes an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value, if any. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2017, the FASB issued new guidance on business combinations
(ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): a consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In October 2016, the FASB issued new guidance on consolidation evaluation for entities under common control (ASU 2016-17, Consolidation (Topic 810):
Interests Held through Related Parties That Are under Common Control). The new guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. Early adoption is permitted in the first interim or annual reporting period. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. This ASU addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses
(Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

  In February 2016, the FASB issued new guidance on leasing transactions
(ASU 2016-02, Leases - Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company's implementation efforts are primarily focused on the review of its existing lease contracts, as well as identification of other contracts that may fall under the scope of the new guidance. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as available-for-sale and, to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The population of these investments accounted for under the cost method is not material. The Company is continuing to evaluate the overall impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2017 and interim periods within those years. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance and investment contracts within the scope of Financial Services insurance (Topic 944), leases, financial instruments and guarantees. For those contracts that are impacted, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. Given the scope of the new revenue recognition guidance, the Company does not expect the adoption to have a material impact on its consolidated revenues or statements of operations, with the Company's implementation efforts primarily focused on other revenues on the consolidated statements of operations.

Other

  Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the CME serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the CME. The Company is currently evaluating the impact of these amendments on its consolidated financial statements. This change is not expected to impact the tax treatment of such derivatives, although the Internal Revenue Service ("IRS") is being asked to issue definitive guidance.

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On January 12, 2016, MetLife, Inc. announced its plan to separate a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other (the "Separation"). MetLife, Inc. subsequently re-segmented the business to be separated and rebranded it "Brighthouse Financial."

  On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of
MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"). On December 6, 2016, Brighthouse filed an amendment to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that MetLife, Inc. intends to include Brighthouse Life Insurance Company (formerly, MetLife Insurance Company USA) ("Brighthouse Insurance"), New England Life Insurance Company ("NELICO"), a former wholly-owned subsidiary of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY (formerly, First MetLife Investors Insurance Company) ("Brighthouse NY"), Brighthouse Investment Advisers, LLC (formerly, MetLife Advisers, LLC) and certain captive reinsurance companies in the proposed separated business and distribute at least 80.1% of the shares of Brighthouse's common stock on a pro rata basis to the holders of MetLife, Inc. common stock.

  The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. The Separation remains subject to certain conditions, including among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the IRS and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, insurance and other regulatory approvals, and an SEC declaration of the effectiveness of the Form 10.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  . The Group Benefits business offers insurance products and services which include life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, critical illness, vision and accident & health coverages, as well as prepaid legal plans. This business also sells administrative services-only arrangements to some employers.

  . The Retirement and Income Solutions business offers a broad range of annuity and investment products, including guaranteed interest contracts and other stable value products, institutional income annuities and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This business also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses no longer actively marketed by the Company in the United States. These products and businesses include variable, universal, term and whole life, as well as variable, fixed and index-linked annuities. The MetLife Holdings segment also includes the Company's discontinued long-term care business.

Corporate & Other

  Corporate & Other contains the excess capital, as well as certain charges and activities, not allocated to the segments, including enterprise-wide strategic initiative restructuring charges and various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients, as well as the direct to consumer portion of the U.S. Direct business). Corporate & Other also includes the Company's ancillary international operations, the businesses of the Company that MetLife, Inc. plans to separate and include in Brighthouse Financial and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also the Company's GAAP measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating earnings allows analysis of the Company's performance and facilitates comparisons to industry results.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  The financial measures of operating revenues and operating expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

 . Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

 . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2016, 2015 and 2014 and at December 31, 2016 and 2015. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, income (loss) from continuing operations, net of income tax, or operating earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                  Operating Results
                                                   -----------------------------------------------
                                                                 MetLife    Corporate                                 Total
Year Ended December 31, 2016                          U.S.       Holdings    & Other      Total      Adjustments   Consolidated
-------------------------------------------------- ----------  -----------  ---------  -----------  ------------  -------------
                                                                                   (In millions)
Revenues
Premiums.......................................... $   17,921  $     4,411   $     61  $    22,393    $       --    $    22,393
Universal life and investment-type product policy
 fees.............................................        988        1,236        216        2,440           102          2,542
Net investment income.............................      6,075        5,606        (67)      11,614          (531)        11,083
Other revenues....................................        750          110        618        1,478            --          1,478
Net investment gains (losses).....................         --           --         --           --           132            132
Net derivative gains (losses).....................         --           --         --           --        (1,138)        (1,138)
                                                   ----------  -----------  ---------  -----------  ------------  -------------
  Total revenues..................................     25,734       11,363        828       37,925        (1,435)        36,490
                                                   ----------  -----------  ---------  -----------  ------------  -------------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................     18,935        7,255        130       26,320           171         26,491
Interest credited to policyholder account
 balances.........................................      1,297          907         32        2,236            (3)         2,233
Capitalization of DAC.............................        (60)        (267)        (5)        (332)           --           (332)
Amortization of DAC and VOBA......................         56          675         56          787          (346)           441
Interest expense on debt..........................         10            7         95          112            --            112
Other expenses....................................      2,770        1,850        825        5,445           137          5,582
                                                   ----------  -----------  ---------  -----------  ------------  -------------
  Total expenses..................................     23,008       10,427      1,133       34,568           (41)        34,527
                                                   ----------  -----------  ---------  -----------  ------------  -------------
Provision for income tax expense (benefit)........        975          270       (551)         694          (487)           207
                                                   ----------  -----------  ---------  -----------                -------------
  Operating earnings.............................. $    1,751  $       666   $    246        2,663
                                                   ==========  ===========  =========
Adjustments to:
Total revenues....................................                                          (1,435)
Total expenses....................................                                              41
Provision for income tax (expense) benefit........                                             487
                                                                                       -----------
  Income (loss) from continuing operations, net of income tax                          $     1,756                  $     1,756
                                                                                       ===========                =============

                                                     MetLife   Corporate
 At December 31, 2016                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  247,314 $  163,048 $  22,199 $  432,561
 Separate account assets................ $   85,854 $   47,982 $      -- $  133,836
 Separate account liabilities........... $   85,854 $   47,982 $      -- $  133,836

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                            Operating Results
                                               --------------------------------------------
                                                             MetLife   Corporate                             Total
Year Ended December 31, 2015                      U.S.       Holdings   & Other     Total    Adjustments  Consolidated
 -------------------------------------------   ---------    ---------  ---------  ---------  -----------  ------------
                                                                           (In millions)
Revenues
Premiums...................................... $  17,340    $   4,527  $      67  $  21,934      $    --    $   21,934
Universal life and investment-type product
 policy fees..................................       941        1,294        249      2,484          100         2,584
Net investment income.........................     6,037        5,902         94     12,033         (456)       11,577
Other revenues................................       729          135        672      1,536           --         1,536
Net investment gains (losses).................        --           --         --         --          259           259
Net derivative gains (losses).................        --           --         --         --          881           881
                                               ---------    ---------  ---------  ---------  -----------  ------------
  Total revenues..............................    25,047       11,858      1,082     37,987          784        38,771
                                               ---------    ---------  ---------  ---------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.......................    18,384        7,218        125     25,727           64        25,791
Interest credited to policyholder account
 balances.....................................     1,212          933         34      2,179            4         2,183
Capitalization of DAC.........................       (71)        (409)        (2)      (482)          --          (482)
Amortization of DAC and VOBA..................        59          527         44        630          112           742
Interest expense on debt......................         5            4        113        122           --           122
Other expenses................................     2,724        1,825      1,324      5,873            3         5,876
                                               ---------    ---------  ---------  ---------  -----------  ------------
  Total expenses..............................    22,313       10,098      1,638     34,049          183        34,232
                                               ---------    ---------  ---------  ---------  -----------  ------------
Provision for income tax expense (benefit)....       981          555         37      1,573          209         1,782
                                               ---------    ---------  ---------  ---------                 ----------
  Operating earnings.......................... $   1,753    $   1,205  $    (593)     2,365
                                               =========    =========  =========
Adjustments to:
Total revenues................................                                          784
Total expenses................................                                         (183)
Provision for income tax (expense) benefit....                                         (209)
                                                                                  ---------
  Income (loss) from continuing operations, net of income
   tax...................................................                         $   2,757                 $    2,757
                                                                                  =========               ============

                                                     MetLife   Corporate
 At December 31, 2015                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  231,653 $  178,734 $  39,133 $  449,520
 Separate account assets................ $   79,540 $   48,478 $   7,921 $  135,939
 Separate account liabilities........... $   79,540 $   48,478 $   7,921 $  135,939

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                 Operating Results
                                                   ---------------------------------------------
                                                                MetLife    Corporate                              Total
Year Ended December 31, 2014                          U.S.      Holdings    & Other      Total    Adjustments  Consolidated
-------------------------------------------------- ----------  ----------  ---------  ----------  -----------  ------------
                                                                                 (In millions)
Revenues
Premiums.......................................... $   16,771  $    4,523  $      90  $   21,384    $      --    $   21,384
Universal life and investment-type product policy
 fees.............................................        907       1,257        248       2,412           54         2,466
Net investment income.............................      5,927       6,105        333      12,365         (472)       11,893
Other revenues....................................        702         407        699       1,808           --         1,808
Net investment gains (losses).....................         --          --         --          --          143           143
Net derivative gains (losses).....................         --          --         --          --        1,037         1,037
                                                   ----------  ----------  ---------  ----------  -----------  ------------
  Total revenues..................................     24,307      12,292      1,370      37,969          762        38,731
                                                   ----------  ----------  ---------  ----------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................     17,825       7,102        123      25,050           45        25,095
Interest credited to policyholder account
 balances.........................................      1,164         966         33       2,163           11         2,174
Capitalization of DAC.............................        (78)       (325)       (21)       (424)          --          (424)
Amortization of DAC and VOBA......................         54         467         58         579          116           695
Interest expense on debt..........................         12           8        130         150            1           151
Other expenses....................................      2,639       1,709      1,307       5,655           (6)        5,649
                                                   ----------  ----------  ---------  ----------  -----------  ------------
  Total expenses..................................     21,616       9,927      1,630      33,173          167        33,340
                                                   ----------  ----------  ---------  ----------  -----------  ------------
Provision for income tax expense (benefit)........        954         762      (394)       1,322          210         1,532
                                                   ----------  ----------  ---------  ----------               ------------
  Operating earnings.............................. $    1,737  $    1,603  $     134       3,474
                                                   ==========  ==========  =========
Adjustments to:
Total revenues....................................                                           762
Total expenses....................................                                          (167)
Provision for income tax (expense) benefit........                                          (210)
                                                                                      ----------
  Income (loss) from continuing operations, net of income
   tax......................................................                          $    3,859                 $    3,859
                                                                                      ==========               ============

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2016     2015    2014
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,907  $13,811 $13,865
     Accident & health insurance..................   7,889    7,475   7,247
     Annuities....................................   4,379    4,548   4,352
     Non-insurance................................     238      220     194
                                                   -------  ------- -------
      Total....................................... $26,413  $26,054 $25,658
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. customer were $2.8 billion, $2.7 billion and $2.8 billion for the years ended December 31, 2016, 2015 and 2014, respectively, which represented 10%, 10% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


3. Dispositions

2016 Dispositions

  In December 2016, the Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, NELICO and General American Life Insurance Company ("GALIC"). The net book value of NELICO and GALIC at the time of the dividend was $2.9 billion, which was recorded as a dividend of retained earnings of $2.7 billion and a decrease to other comprehensive income of $254 million, net of income tax. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NELICO and GALIC.

2014 Disposition

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife, Inc., as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                        -------------------
                                          2016      2015
                                        --------- ---------
                                           (In millions)
                     U.S............... $ 124,505 $ 119,806
                     MetLife Holdings..    89,911    98,346
                     Corporate & Other.       337     2,383
                                        --------- ---------
                      Total............ $ 214,753 $ 220,535
                                        ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      -------------------------------------------------------------------
      Product Type:                Measurement Assumptions:
      -------------------------------------------------------------------
      Participating life           Aggregate of (i) net level premium
                                     reserves for death and endowment
                                     policy benefits (calculated based
                                     upon the non-forfeiture interest
                                     rate, ranging from 3% to 7%, and
                                     mortality rates guaranteed in
                                     calculating the cash surrender
                                     values described in such
                                     contracts); and (ii) the liability
                                     for terminal dividends.
      -------------------------------------------------------------------
      Nonparticipating life        Aggregate of the present value of
                                     expected future benefit payments
                                     and related expenses less the
                                     present value of expected future
                                     net premiums. Assumptions as to
                                     mortality and persistency are based
                                     upon the Company's experience when
                                     the basis of the liability is
                                     established. Interest rate
                                     assumptions for the aggregate
                                     future policy benefit liabilities
                                     range from 2% to 11%.
      -------------------------------------------------------------------
      Individual and group         Present value of expected future
      traditional fixed annuities    payments. Interest rate assumptions
      after annuitization            used in establishing such
                                     liabilities range from 2% to 11%.
      -------------------------------------------------------------------
      Non-medical health           The net level premium method and
      insurance                      assumptions as to future morbidity,
                                     withdrawals and interest, which
                                     provide a margin for adverse
                                     deviation. Interest rate
                                     assumptions used in establishing
                                     such liabilities range from 4% to
                                     7%.
      -------------------------------------------------------------------
      Disabled lives               Present value of benefits method and
                                     experience assumptions as to claim
                                     terminations, expenses and
                                     interest. Interest rate assumptions
                                     used in establishing such
                                     liabilities range from 2% to 8%.
      -------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Participating business represented 4% and 5% of the Company's life insurance in-force at December 31, 2016 and 2015, respectively. Participating policies represented 26%, 27% and 27% of gross traditional life insurance premiums for the years ended December 31, 2016, 2015 and 2014, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in
Note 9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            . Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        . Certain contracts also provide    . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                  Universal and Variable
                               Annuity Contracts      Life Contracts
                              ------------------  ----------------------
                                                  Secondary    Paid-Up
                                GMDBs     GMIBs   Guarantees  Guarantees   Total
                              --------  --------  ----------  ---------- ---------
                                                  (In millions)
Direct:
Balance at January 1, 2014... $    148  $    390    $    417     $    74 $   1,029
Incurred guaranteed benefits.       51        68         124           8       251
Paid guaranteed benefits.....       (3)       --          --          --        (3)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.      196       458         541          82     1,277
Incurred guaranteed benefits.       37        80          86           9       212
Paid guaranteed benefits.....       (1)       --          --          --        (1)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.      232       538         627          91     1,488
Incurred guaranteed benefits.       55        63          92          11       221
Paid guaranteed benefits.....       (1)       --          --          --        (1)
Dispositions (1).............      (18)     (134)        (99)         --      (251)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $    268  $    467    $    620     $   102 $   1,457
                              ========  ========  ==========  ========== =========
Ceded:
Balance at January 1, 2014... $    120  $    124    $    314     $    51 $     609
Incurred guaranteed benefits.      (80)     (100)         (9)          6      (183)
Paid guaranteed benefits.....       (3)       --          --          --        (3)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.       37        24         305          57       423
Incurred guaranteed benefits.       14         2          49           6        71
Paid guaranteed benefits.....       (1)       --          --          --        (1)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.       50        26         354          63       493
Incurred guaranteed benefits.       13        (8)         (8)          8         5
Paid guaranteed benefits.....       (1)       --          --          --        (1)
Dispositions (1).............      (18)      (39)        (97)         --      (154)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $     44  $    (21)   $    249     $    71 $     343
                              ========  ========  ==========  ========== =========
Net:
Balance at January 1, 2014... $     28  $    266    $    103     $    23 $     420
Incurred guaranteed benefits.      131       168         133           2       434
Paid guaranteed benefits.....       --        --          --          --        --
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.      159       434         236          25       854
Incurred guaranteed benefits.       23        78          37           3       141
Paid guaranteed benefits.....       --        --          --          --        --
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.      182       512         273          28       995
Incurred guaranteed benefits.       42        71         100           3       216
Paid guaranteed benefits.....       --        --          --          --        --
Dispositions (1).............       --      (95)         (2)          --      (97)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $    224  $    488    $    371     $    31 $   1,114
                              ========  ========  ==========  ========== =========

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                         December 31,
                                            ------------------------------------------------------------------
                                                           2016                                2015
                                            -------------------------------     ------------------------------
                                                 In the             At               In the             At
                                              Event of Death    Annuitization     Event of Death   Annuitization
                                            ----------------  ---------------   ----------------  -------------
                                                                    (Dollars in millions)
Annuity Contracts (1):
Variable Annuity Guarantees:
  Total account value (2)..................   $    54,629       $    24,310       $    59,858      $    27,648
  Separate account value...................   $    43,359       $    23,330       $    48,216      $    26,530
  Net amount at risk.......................   $     1,386 (3)   $       328 (4)   $     1,698 (3)  $       379 (4)
Average attained age of contractholders....      65 years          64 years          65 years         63 years
Other Annuity Guarantees:
  Total account value (2)..................           N/A       $       141               N/A      $       406
  Net amount at risk.......................           N/A       $        92 (5)           N/A      $       144 (5)
Average attained age of contractholders....           N/A          52 years               N/A         56 years

                                                                         December 31,
                                            ------------------------------------------------------------------
                                                           2016                                2015
                                            -------------------------------     ------------------------------
                                               Secondary          Paid-Up          Secondary          Paid-Up
                                                Guarantees       Guarantees         Guarantees      Guarantees
                                            ----------------  ---------------   ----------------  -------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts (1):
  Total account value (2)..................   $     4,306       $     1,014       $     8,166      $     1,052
  Net amount at risk (6)...................   $    49,161       $     7,164       $    75,994      $     7,658
Average attained age of policyholders......      53 years          62 years          55 years         61 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2016      2015
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,929 $  23,701
                      Balanced........    18,833    21,082
                      Bond............     3,882     4,454
                      Money Market....        64       132
                                       --------- ---------
                       Total.......... $  42,708 $  49,369
                                       ========= =========

Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from affiliates to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2016, 2015 and 2014, the Company issued $39.7 billion, $35.1 billion and $36.7 billion, respectively, and repaid $38.5 billion, $35.5 billion and $31.7 billion, respectively, of such funding agreements. At December 31, 2016 and 2015, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $30.8 billion and $29.5 billion, respectively.

  Metropolitan Life Insurance Company and GALIC, a former subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                    ---------------------------
                                         2016          2015
                                    -----------     -----------
                                           (In millions)
                FHLB of New York... $       748     $       666
                FHLB of Des Moines. $        -- (1) $        40

---------

(1) See Note 3 for information on the disposition of GALIC.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                Liability                    Collateral
                        ------------------------- -----------------------------
                                               December 31,
                        -------------------------------------------------------
                            2016         2015           2016             2015
                        ------------ ------------ ------------     ------------
                                               (In millions)
FHLB of New York (1)... $     14,445 $     12,570 $     16,828 (2) $     14,085 (2)
Farmer Mac (3)......... $      2,550 $      2,550 $      2,645     $      2,643
FHLB of Des Moines (1). $         -- $        750 $         -- (2) $        851 (2)

------------
(1) Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac, as well as certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment as of December 31, 2016. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2016 is presented as supplementary information, as described in Note 1.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  U.S.

   Group Life - Term

                     Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance     At December 31, 2016
                     -------------------------------------------------------------------------  ----------------------------
                                 For the Years Ended December 31,                                  Total IBNR
                     -------------------------------------------------------------------------  Liabilities Plus Cumulative
                                     (Unaudited)                                                    Expected     Number of
                     -----------------------------------------------------------                 Development on   Reported
   Incurral Year       2011        2012        2013        2014        2015         2016        Reported Claims    Claims
-------------------  --------    --------    --------    --------    --------    ----------     ---------------- -----------
                                                     (Dollars in millions)
 2011............... $  6,318    $  6,290    $  6,293    $  6,269    $  6,287     $   6,295               $    3     207,139
 2012...............                6,503       6,579       6,569       6,546         6,568                    3     208,441
 2013...............                            6,637       6,713       6,719         6,720                    8     210,597
 2014...............                                        6,986       6,919         6,913                   13     210,347
 2015...............                                                    7,040         7,015                   27     210,838
 2016...............                                                                  7,125                  825     184,085
                                                                                 ----------
 Total.........................................................................      40,636
Cumulative paid claims and paid allocated claim adjustment
 expenses, net of reinsurance...................................................    (38,879)
All outstanding liabilities for incurral years prior to 2011,
 net of reinsurance.............................................................         12
                                                                                 ----------
 Total unpaid claims and claim adjustment expenses, net of
  reinsurance..................................................................   $   1,769
                                                                                 ==========

            Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
            ---------------------------------------------------------------------------------------
                             For the Years Ended December 31,
            ---------------------------------------------------------------------------------------
                                 (Unaudited)
            -----------------------------------------------------------------------
 Incurral
   Year        2011           2012           2013          2014          2015           2016
 ---------  ----------     ----------     ----------    ----------    ----------    ------------
                                       (In millions)
  2011..... $    4,982     $    6,194     $    6,239    $    6,256    $    6,281     $     6,290
  2012.....                     5,132          6,472         6,518         6,532           6,558
  2013.....                                    5,216         6,614         6,664           6,678
  2014.....                                                  5,428         6,809           6,858
  2015.....                                                                5,524           6,913
  2016.....                                                                                5,582
                                                                                    ------------
  Total cumulative paid claims and paid allocated claim
   adjustment expenses, net of reinsurance........................................   $    38,879
                                                                                    ============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2016:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -------------------------------------------------------------------------------
 Years...................            1             2            3            4            5             6
 Group Life -- Term......         78.4%         20.0%         0.7%         0.2%         0.4%         0.2%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Group Long-Term Disability

                     Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance     At December 31, 2016
                     -------------------------------------------------------------------------  ----------------------------
                                   For the Years Ended December 31,                                Total IBNR
                     -------------------------------------------------------------------------  Liabilities Plus Cumulative
                                        (Unaudited)                                                 Expected     Number of
                     ------------------------------------------------------------                Development on   Reported
   Incurral Year       2011         2012        2013        2014        2015         2016       Reported Claims    Claims
-------------------  ---------    ---------   ---------    ---------  ---------   ----------    ---------------- -----------
                                                       (Dollars in millions)
 2011............... $     955    $     916   $     894   $     914   $     924    $     923              $   --      21,187
 2012...............                    966         979         980       1,014        1,034                  --      19,502
 2013...............                              1,008       1,027       1,032        1,049                  --      20,547
 2014...............                                          1,076       1,077        1,079                   6      22,233
 2015...............                                                      1,082        1,105                  29      18,172
 2016...............                                                                   1,131                 534       8,960
                                                                                  ----------
 Total..........................................................................       6,321
Cumulative paid claims and paid allocated claim adjustment expenses,
 net of reinsurance..............................................................     (2,277)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance.....................................................................      2,933
                                                                                  ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..........   $   6,977
                                                                                  ==========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                     ---------------------------------------------------------------------------------------
                                           For the Years Ended December 31,
                     ---------------------------------------------------------------------------------------
                                               (Unaudited)
                     ------------------------------------------------------------------------
   Incurral Year        2011           2012           2013           2014           2015          2016
-------------------  -----------   ------------   ------------   ------------   ------------  -------------
                                                     (In millions)
 2011............... $        44   $        217   $        337   $        411   $        478   $        537
 2012...............                         43            229            365            453            524
 2013...............                                        43            234            382            475
 2014...............                                                       51            266            428
 2015...............                                                                      50            264
 2016...............                                                                                     49
                                                                                              -------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of
  reinsurance...............................................................................   $      2,277
                                                                                              =============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2016:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -------------------------------------------------------------------------------
Years....................           1             2             3            4            5             6
Group Long-Term
 Disability..............         4.4%         18.9%         13.8%         8.4%         7.1%         6.3%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


        An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

        For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2016 compared to the 2015 incurral year due to the growth in the size of the business.

        There were no significant changes in methodologies during 2016. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

        No additional premiums or return premiums have been accrued as a result of the prior year development.

        Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

        The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $5.8 billion and $5.5 billion at December 31, 2016 and 2015, respectively. These amounts were discounted using interest rates ranging from 3% to 8%, based on the incurral year. The total discount applied to these liabilities was $1.3 billion at both
     December 31, 2016 and 2015. The amount of interest accretion recognized was $565 million, $517 million and $481 million for the years ended December 31, 2016, 2015 and 2014, respectively. These amounts were reflected in policyholder benefits and claims.

        For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

        The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                       December 31, 2016
                                                                                                --------------------------------
                                                                                                         (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term.............................................................................. $         1,769
Group Long-Term Disability.....................................................................           6,977
                                                                                                ---------------
  Total........................................................................................                            8,746
                                                                                                                ----------------
Other insurance lines - all segments combined..................................................                              548
                                                                                                                ----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance.............                            9,294
                                                                                                                ----------------

Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term..............................................................................              21
Group Long-Term Disability.....................................................................              74
                                                                                                --------------- ----------------
  Total........................................................................................                               95
                                                                                                                ----------------
Other insurance lines - all segments combined..................................................                                5
                                                                                                                ----------------
  Total reinsurance recoverable on unpaid claims...............................................                              100
                                                                                                                ----------------
  Total unpaid claims and allocated claims adjustment expense..................................                            9,394
Discounting....................................................................................                          (1,277)
                                                                                                                ----------------
  Liability for unpaid claims and claim adjustment liabilities - short-duration................                            8,117
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.........                            3,504
                                                                                                                ----------------
   Total liability for unpaid claims and claim adjustment expense (included in future policy
    benefits and other policy-related balances)................................................                 $         11,621
                                                                                                                ================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Rollforward of Claims and Claim Adjustment Expenses

    Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                        Years Ended December 31,
                                            ------------------------------------------------
                                                  2016          2015 (1)        2014 (1)
                                            ---------------- --------------- ---------------
                                                             (In millions)
Balance at December 31 of prior period..... $          7,527 $         7,310 $         7,022
  Less: Reinsurance recoverables...........              273             286             290
                                            ---------------- --------------- ---------------
Net balance at December 31 of prior period.            7,254           7,024           6,732
Cumulative adjustment (2)..................            3,397              --              --
                                            ---------------- --------------- ---------------
Net balance at January 1,..................           10,651           7,024           6,732
Incurred related to:
  Current year.............................           16,321           5,316           5,099
  Prior years (3)..........................              325              13              --
                                            ---------------- --------------- ---------------
    Total incurred.........................           16,646           5,329           5,099
Paid related to:
  Current year.............................         (10,461)         (3,415)         (3,228)
  Prior years..............................          (5,638)         (1,684)         (1,579)
                                            ---------------- --------------- ---------------
    Total paid.............................         (16,099)         (5,099)         (4,807)
Dispositions (4)...........................            (116)              --              --
                                            ---------------- --------------- ---------------
Net balance at December 31,................           11,082           7,254           7,024
  Add: Reinsurance recoverables............              539             273             286
                                            ---------------- --------------- ---------------
Balance at December 31,.................... $         11,621 $         7,527 $         7,310
                                            ================ =============== ===============

---------

(1) Limited to group accident and non-medical health policies and contracts.

(2) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the new short-duration contracts guidance which clarified the requirement to include claim information for long-duration contracts. The accumulated adjustment primarily reflects unpaid claim liabilities, net of reinsurance, for long-duration contracts as of the beginning of the period presented. Prior periods have not been restated. See Note 1.

(3) During 2016, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to the implementation of new guidance related to short-duration contracts.

(4) See Note 3.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $73.6 billion and $79.7 billion at December 31, 2016 and 2015, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $60.2 billion and $56.2 billion at December 31, 2016 and 2015, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.39% and 2.40% at December 31, 2016 and 2015, respectively.

  For the years ended December 31, 2016, 2015 and 2014, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles


  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2016             2015             2014
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        5,977   $        5,905   $        6,338
Capitalizations.................................................             332              482              424
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             353             (111)            (104)
Other expenses..................................................            (791)            (624)            (583)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (438)            (735)            (687)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             (12)             325             (170)
Dispositions (1)................................................          (1,145)              --               --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           4,714            5,977            5,905
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              66               70               78
Amortization related to:
Other expenses..................................................              (3)              (7)              (8)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................              (3)              (7)              (8)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................              13                3               --
Dispositions (1)................................................             (47)              --               --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              29               66               70
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        4,743   $        6,043   $        5,975
                                                                 ===============  ===============  ===============

-----------

(1) See Note 3.

  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                   -----------------------------
                                        2016           2015
                                   -------------- --------------
                                           (In millions)
                U.S...............  $         421  $         418
                MetLife Holdings..          4,317          5,000
                Corporate & Other.              5            625
                                   -------------- --------------
                  Total...........  $       4,743  $       6,043
                                   ============== ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                      ----------------------------------------
                                          2016          2015          2014
                                      ------------  ------------  ------------
                                                    (In millions)
DSI:
Balance at January 1,................  $       130   $       122   $       175
Capitalization.......................            4             8            10
Amortization.........................          (16)          (21)          (28)
Unrealized investment gains (losses).            1            21           (35)
Dispositions (1).....................  $       (14)  $        --   $        --
                                      ------------  ------------  ------------
Balance at December 31,..............  $       105   $       130   $       122
                                      ============  ============  ============
VODA and VOCRA:
Balance at January 1,................  $       265   $       295   $       325
Amortization.........................          (30)          (30)          (30)
                                      ------------  ------------  ------------
Balance at December 31,..............  $       235   $       265   $       295
                                      ============  ============  ============
Accumulated amortization.............  $       222   $       192   $       162
                                      ============  ============  ============

---------

   (1)See Note 3.

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA      VODA and VOCRA
                                        -------------- ---------------
                                                (In millions)
         2017..........................  $           2  $           28
         2018..........................  $           2  $           26
         2019..........................  $           2  $           24
         2020..........................  $           2  $           22
         2021..........................  $           2  $           19

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

U.S.

  For certain policies within the Group Benefits business, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The Company's Retirement and Income Solutions business has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this business has not been significant and there were no significant transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For annuities, the Company reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of certain variable annuity risks issued by an affiliate.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2016 and 2015, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

  At December 31, 2016, the Company had $3.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 70%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2015, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2016            2015            2014
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      21,931   $      21,497   $      20,963
Reinsurance assumed...........................................          1,687           1,679           1,673
Reinsurance ceded.............................................         (1,225)         (1,242)         (1,252)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      22,393   $      21,934   $      21,384
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       3,006   $       3,050   $       3,029
Reinsurance assumed...........................................             60              58              48
Reinsurance ceded.............................................           (524)           (524)           (611)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,542   $       2,584   $       2,466
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $         851   $         875   $       1,040
Reinsurance assumed...........................................             (2)              5               2
Reinsurance ceded.............................................            629             656             766
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,478   $       1,536   $       1,808
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      25,226   $      24,541   $      23,978
Reinsurance assumed...........................................          1,496           1,454           1,416
Reinsurance ceded.............................................         (1,431)         (1,468)         (1,539)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      25,291   $      24,527   $      23,855
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,279   $       2,240   $       2,227
Reinsurance assumed...........................................             35              33              35
Reinsurance ceded.............................................            (81)            (90)            (88)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,233   $       2,183   $       2,174
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,830   $       5,448   $       5,132
Reinsurance assumed...........................................            583             340             399
Reinsurance ceded.............................................            390             470             540
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,803   $       6,258   $       6,071
                                                               ==============  ==============  ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                       December 31,
                                   ------------------------------------------------------------------------------------
                                                     2016                                       2015
                                   ----------------------------------------- ------------------------------------------
                                                                     Total                                      Total
                                                                    Balance                                    Balance
                                    Direct    Assumed     Ceded      Sheet    Direct    Assumed      Ceded      Sheet
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables......................  $  2,212  $    620  $  19,551   $ 22,383  $  1,957  $     667  $  21,098   $ 23,722
Deferred policy acquisition costs
 and value of business
 acquired.........................     4,977        55       (289)     4,743     5,973        458       (388)     6,043
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
  Total assets....................  $  7,189  $    675  $  19,262   $ 27,126  $  7,930  $   1,125  $  20,710   $ 29,765
                                   ========= ========= ==========  ========= ========= ========== ==========  =========
Liabilities
Future policy benefits............  $113,920  $  1,640  $      (4)  $115,556  $116,389  $   2,530  $      (5)  $118,914
Policyholder account balances.....    91,889       577         --     92,466    94,080        340         --     94,420
Other policy-related balances.....     6,355       358         18      6,731     6,766        392         43      7,201
Other liabilities.................    10,735     2,229     16,533     29,497    10,384      6,843     15,528     32,755
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
  Total liabilities...............  $222,899  $  4,804  $  16,547   $244,250  $227,619  $  10,105  $  15,566   $253,290
                                   ========= ========= ==========  ========= ========= ========== ==========  =========

  Effective December 1, 2016, the Company recaptured two reinsurance agreements which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 which were reinsured by an unaffiliated company. This recapture resulted in an increase in DAC and VOBA of $95 million, a decrease in premiums, reinsurance and other receivables of $697 million, and a decrease in other liabilities of $713 million. The Company recognized a gain of $72 million, net of income tax, as a result of this transaction.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $14.5 billion and $13.6 billion at December 31, 2016 and 2015, respectively. The deposit liabilities on reinsurance were $2.2 billion and $6.5 billion at December 31, 2016 and 2015, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Brighthouse Insurance, Brighthouse NY, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company, NELICO and GALIC, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                    Years Ended December 31,
                                                              -------------------------------------
                                                                  2016         2015        2014
                                                              ------------- ----------- -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        727  $      701  $      681
Reinsurance ceded............................................          (45)        (40)        (36)
                                                              ------------- ----------- -----------
  Net premiums...............................................  $        682  $      661  $      645
                                                              ============= =========== ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $         60  $       58  $       48
Reinsurance ceded............................................         (138)       (141)       (240)
                                                              ------------- ----------- -----------
  Net universal life and investment-type product policy fees.  $       (78)  $     (83)  $    (192)
                                                              ============= =========== ===========
Other revenues
Reinsurance assumed..........................................  $        (1)  $        5  $        2
Reinsurance ceded............................................           575         607         713
                                                              ------------- ----------- -----------
  Net other revenues.........................................  $        574  $      612  $      715
                                                              ============= =========== ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        697  $      652  $      623
Reinsurance ceded............................................         (110)       (106)       (197)
                                                              ------------- ----------- -----------
  Net policyholder benefits and claims.......................  $        587  $      546  $      426
                                                              ============= =========== ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $         34  $       32  $       33
Reinsurance ceded............................................          (81)        (90)        (88)
                                                              ------------- ----------- -----------
  Net interest credited to policyholder account balances.....  $       (47)  $     (58)  $     (55)
                                                              ============= =========== ===========
Other expenses
Reinsurance assumed..........................................  $        490  $      245  $      298
Reinsurance ceded............................................           570         578         680
                                                              ------------- ----------- -----------
  Net other expenses.........................................  $      1,060  $      823  $      978
                                                              ============= =========== ===========

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                    December 31,
                                                                  -------------------------------------------------
                                                                            2016                     2015
                                                                  ------------------------ ------------------------
                                                                    Assumed      Ceded       Assumed      Ceded
                                                                  ----------- ------------ ----------- ------------
                                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables......................  $      229  $    13,334  $      280  $    15,466
Deferred policy acquisition costs and value of business acquired.          38        (198)         439        (193)
                                                                  ----------- ------------ ----------- ------------
  Total assets...................................................  $      267  $    13,136  $      719  $    15,273
                                                                  =========== ============ =========== ============
Liabilities
Future policy benefits...........................................  $      663  $       (4)  $    1,436  $       (5)
Policyholder account balances....................................         563           --         326           --
Other policy-related balances....................................         212           18         187           43
Other liabilities................................................       1,853       13,065       6,463       13,000
                                                                  ----------- ------------ ----------- ------------
  Total liabilities..............................................  $    3,291  $    13,079  $    8,412  $    13,038
                                                                  =========== ============ =========== ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $10 million and $8 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($2) million, $12 million and ($39) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $460 million and $712 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were $33 million, $47 million and $497 million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $767 million and $694 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivative were ($73) million, $404 million and ($389) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with these agreements are included within policyholder account balances and were $390 million and $126 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($32) million, ($55) million and ($42) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  In April 2016, Brighthouse Insurance recaptured risks related to certain single premium deferred annuity contracts from the Company. As a result of this recapture, the significant effects to the Company were a decrease in investments and cash and cash equivalents of $4.3 billion and a decrease in DAC of $87 million, offset by a decrease in other liabilities of $4.0 billion. The Company recognized a loss of $95 million, net of income tax, as a result of this recapture.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $293 million and $2.2 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion at both December 31, 2016 and 2015. The deposit liabilities on affiliated reinsurance were $2.2 billion and $6.5 billion at December 31, 2016 and 2015, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                            December 31,
                                                                                     ---------------------------
                                                                                         2016           2015
                                                                                     -------------  -------------
                                                                                            (In millions)
Closed Block Liabilities
Future policy benefits..............................................................  $     40,834   $     41,278
Other policy-related balances.......................................................           257            249
Policyholder dividends payable......................................................           443            468
Policyholder dividend obligation....................................................         1,931          1,783
Current income tax payable..........................................................             4             --
Other liabilities...................................................................           196            380
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        43,665         44,158
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,220         27,556
Equity securities available-for-sale, at estimated fair value.......................           100            111
Mortgage loans......................................................................         5,935          6,022
Policy loans........................................................................         4,553          4,642
Real estate and real estate joint ventures..........................................           655            462
Other invested assets...............................................................         1,246          1,066
                                                                                     -------------  -------------
  Total investments.................................................................        39,709         39,859
Cash and cash equivalents...........................................................            18            236
Accrued investment income...........................................................           467            474
Premiums, reinsurance and other receivables.........................................            68             56
Current income tax recoverable......................................................            --             11
Deferred income tax assets..........................................................           177            234
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        40,439         40,870
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         3,226          3,288
                                                                                     -------------  -------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of income tax.............................         1,517          1,382
Unrealized gains (losses) on derivatives, net of income tax.........................            95             76
Allocated to policyholder dividend obligation, net of income tax....................       (1,255)        (1,159)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................           357            299
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities.  $      3,583   $      3,587
                                                                                     =============  =============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                                   2016          2015          2014
                                                               ------------- ------------- -------------
                                                                             (In millions)
Balance at January 1,.........................................  $      1,783  $      3,155  $      1,771
Change in unrealized investment and derivative gains (losses).           148       (1,372)         1,384
                                                               ------------- ------------- -------------
Balance at December 31,.......................................  $      1,931  $      1,783  $      3,155
                                                               ============= ============= =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


   Information regarding the closed block revenues and expenses was as follows:

                                                                               Years Ended December 31,
                                                                      -------------------------------------------
                                                                           2016           2015          2014
                                                                      -------------  -------------  -------------
                                                                                     (In millions)
Revenues
Premiums.............................................................  $      1,804   $      1,850   $      1,918
Net investment income................................................         1,902          1,982          2,093
Net investment gains (losses)........................................           (10)           (23)             7
Net derivative gains (losses)........................................            25             27             20
                                                                      -------------  -------------  -------------
  Total revenues.....................................................         3,721          3,836          4,038
                                                                      -------------  -------------  -------------
Expenses
Policyholder benefits and claims.....................................         2,563          2,564          2,598
Policyholder dividends...............................................           953          1,015            988
Other expenses.......................................................           133            143            155
                                                                      -------------  -------------  -------------
  Total expenses.....................................................         3,649          3,722          3,741
                                                                      -------------  -------------  -------------
  Revenues, net of expenses before provision for income tax expense
   (benefit).........................................................            72            114            297
Provision for income tax expense (benefit)...........................            24             41            104
                                                                      -------------  -------------  -------------
  Revenues, net of expenses and provision for income tax expense
   (benefit).........................................................  $         48   $         73   $        193
                                                                      =============  =============  =============

   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

   See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO and trading securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS") (collectively, "Structured Securities").

                                            December 31, 2016                                 December 31, 2015
                            -------------------------------------------------- ------------------------------------------------
                                             Gross Unrealized                                  Gross Unrealized
                             Cost or   ---------------------------  Estimated   Cost or   -------------------------- Estimated
                            Amortized            Temporary   OTTI     Fair     Amortized            Temporary  OTTI    Fair
                              Cost       Gains    Losses    Losses    Value      Cost       Gains    Losses   Losses   Value
                            ---------- --------- --------- -------  ---------- ---------- --------- --------- ------ ----------
                                                                       (In millions)
Fixed maturity securities:
U.S. corporate.............  $  52,665  $  4,079  $   586   $   --   $  56,158  $  59,305  $  3,763  $ 1,511   $  --  $  61,557
U.S. government and agency.     32,834     3,238      457       --      35,615     36,183     3,638      128      --     39,693
Foreign corporate..........     24,596       957    1,196       --      24,357     27,218     1,005    1,427       1     26,795
RMBS (1)...................     22,786       911      290      (10)     23,417     23,195     1,008      252      36     23,915
ABS........................      7,567        32       95       --       7,504      6,665        40      138      --      6,567
State and political
 subdivision...............      6,252       928       44       --       7,136      6,070       935       29       2      6,974
CMBS.......................      4,876       118       59       --       4,935      6,547       114       82      --      6,579
Foreign government.........      3,565       507       74       --       3,998      3,178       536      108      --      3,606
                            ---------- --------- --------  -------  ---------- ---------- --------- --------  ------ ----------
  Total fixed maturity
   securities..............  $ 155,141  $ 10,770  $ 2,801   $  (10)  $ 163,120  $ 168,361  $ 11,039  $ 3,675   $  39  $ 175,686
                            ========== ========= ========  =======  ========== ========== ========= ========  ====== ==========
Equity securities:
Common stock...............  $   1,220  $     91  $    12   $   --   $   1,299  $   1,298  $     46  $   101   $  --  $   1,243
Non-redeemable preferred
 stock.....................        565        14       39       --         540        687        59       40      --        706
                            ---------- --------- --------  -------  ---------- ---------- --------- --------  ------ ----------
  Total equity securities..  $   1,785  $    105  $    51   $   --   $   1,839  $   1,985  $    105  $   141   $  --  $   1,949
                            ========== ========= ========  =======  ========== ========== ========= ========  ====== ==========

---------

(1) The noncredit loss component of OTTI losses for RMBS was in an unrealized gain position of $10 million at December 31, 2016 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million and $3 million with unrealized gains (losses) of less than $1 million and less than $1 million at December 31, 2016 and 2015, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2016:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,680     $  32,992     $  28,612      $  51,628   $  35,229  $  155,141
Estimated fair value.   $  6,664     $  34,150     $  29,298      $  57,152   $  35,856  $  163,120

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                December 31, 2016                           December 31, 2015
                                   ------------------------------------------- -------------------------------------------
                                                          Equal to or Greater                         Equal to or Greater
                                    Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                                   --------------------- --------------------- --------------------- ---------------------
                                   Estimated    Gross    Estimated    Gross    Estimated    Gross    Estimated    Gross
                                     Fair     Unrealized   Fair     Unrealized   Fair     Unrealized   Fair     Unrealized
                                     Value      Losses     Value      Losses     Value      Losses     Value      Losses
                                   ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                    (Dollars in millions)
Fixed maturity securities:
U.S. corporate....................  $   8,406  $    337   $   2,260  $    249   $  17,480  $  1,078   $   2,469  $    433
U.S. government and agency........      6,032       457          --        --      11,683       125         248         3
Foreign corporate.................      5,343       336       4,523       860       8,823       669       4,049       759
RMBS..............................      6,662       187       1,707        93       6,065       158       1,769       130
ABS...............................      1,482        12       1,714        83       3,211        54       1,817        84
State and political subdivision...        943        43          17         1         767        26          15         5
CMBS..............................        922        15         432        44       2,266        42         509        40
Foreign government................        581        26         309        48         961        91          87        17
                                   ---------- ---------  ---------- ---------  ---------- ---------  ---------- ---------
  Total fixed maturity securities.  $  30,371  $  1,413   $  10,962  $  1,378   $  51,256  $  2,243   $  10,963  $  1,471
                                   ========== =========  ========== =========  ========== =========  ========== =========
Equity securities:
Common stock......................  $      58  $     12   $      10  $     --   $     182  $     99   $      19  $      2
Non-redeemable preferred stock....        139         6         120        33          56         2         132        38
                                   ---------- ---------  ---------- ---------  ---------- ---------  ---------- ---------
  Total equity securities.........  $     197  $     18   $     130  $     33   $     238  $    101   $     151  $     40
                                   ========== =========  ========== =========  ========== =========  ========== =========
Total number of securities in an
 unrealized loss position.........      3,076                   940                 4,167                   807
                                   ==========            ==========            ==========            ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2016. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities decreased
   $923 million during the year ended December 31, 2016 to $2.8 billion. The decrease in gross unrealized losses for the year ended December 31, 2016 was primarily attributable to narrowing credit spreads, partially offset by an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

     At December 31, 2016, $178 million of the total $2.8 billion of gross unrealized losses were from 41 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities

     Of the $178 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $136 million, or 76%, were related to gross unrealized losses on 20 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

     Of the $178 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $42 million, or 24%, were related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily industrial and utility securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

   Equity Securities

     Gross unrealized losses on equity securities decreased $90 million during the year ended December 31, 2016 to $50 million. Of the $50 million, $29 million were from six securities with gross unrealized losses of 20% or more of cost for 12 months or greater. Of the $29 million, 64% were rated A or better, and all were from financial services industry investment grade non-redeemable preferred stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                                -----------------------------------------------
                                         2016                    2015
                                ----------------------- -----------------------
                                  Carrying     % of       Carrying     % of
                                   Value       Total       Value       Total
                                ------------ ---------- ------------ ----------
                                             (Dollars in millions)
Mortgage loans
Commercial.....................  $    34,008      60.1%  $    33,440      62.3%
Agricultural...................       12,358       21.9       11,663       21.7
Residential....................        9,895       17.5        8,562       15.9
                                ------------ ---------- ------------ ----------
  Subtotal.....................       56,261       99.5       53,665       99.9
Valuation allowances...........        (267)      (0.5)        (257)      (0.5)
                                ------------ ---------- ------------ ----------
  Subtotal mortgage loans, net.       55,994       99.0       53,408       99.4
Residential -- FVO.............          566        1.0          314        0.6
                                ------------ ---------- ------------ ----------
  Total mortgage loans, net....  $    56,560     100.0%  $    53,722     100.0%
                                ============ ========== ============ ==========

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended
  December 31, 2016, 2015 and 2014 were $3.6 billion, $3.0 billion and
  $1.9 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $2.1 billion, $1.8 billion and $1.3 billion during the years ended December 31, 2016, 2015 and 2014, respectively.

    Purchases of mortgage loans were $2.9 billion and $3.9 billion for the years ended December 31, 2016 and 2015, respectively, and were primarily comprised of residential mortgage loans.

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses                Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- ---------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                        Average
                   Principal   Recorded  Valuation   Principal    Recorded      Recorded    Valuation    Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment    Investment   Allowances    Value    Investment
                   ---------- ---------- ---------- -----------  ----------- -------------- ----------- ---------- ----------
                                                                 (In millions)
December 31, 2016
Commercial........  $      --  $      --  $     --   $       12   $       12  $      33,996  $      167  $      12  $      30
Agricultural......         11          9         1           27           27         12,322          37         35         49
Residential.......         --         --        --          265          241          9,654          62        241        188
                   ---------- ---------- ---------  -----------  ----------- -------------- ----------- ---------- ----------
  Total...........  $      11  $       9  $      1   $      304   $      280  $      55,972  $      266  $     288  $     267
                   ========== ========== =========  ===========  =========== ============== =========== ========== ==========
December 31, 2015
Commercial........  $      --  $      --  $     --   $       57   $       57  $      33,383  $      165  $      57  $     120
Agricultural......         45         43         3           22           21         11,599          34         61         60
Residential.......         --         --        --          141          131          8,431          55        131         84
                   ---------- ---------- ---------  -----------  ----------- -------------- ----------- ---------- ----------
  Total...........  $      45  $      43  $      3   $      220   $      209  $      53,413  $      254  $     249  $     264
                   ========== ========== =========  ===========  =========== ============== =========== ========== ==========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $298 million, $76 million and $17 million, respectively, for the year ended December 31, 2014.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial   Agricultural   Residential      Total
                                -------------- ------------- ------------- --------------
                                                      (In millions)
Balance at January 1, 2014.....  $         213  $         40  $         19  $         272
Provision (release)............            (8)           (4)            27             15
Charge-offs, net of recoveries.           (23)           (1)           (5)           (29)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2014...            182            35            41            258
Provision (release)............              2             2            30             34
Charge-offs, net of recoveries.           (19)            --          (16)           (35)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2015...            165            37            55            257
Provision (release)............              6             1            23             30
Charge-offs, net of recoveries.             --            --          (16)           (16)
Dispositions (1)...............  $         (4)  $         --  $         --  $         (4)
                                ============== ============= ============= ==============
Balance at December 31, 2016...  $         167  $         38  $         62  $         267
                                ============== ============= ============= ==============

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                       -------------------------------------------------------
                          Debt Service Coverage Ratios                          Estimated
                       ----------------------------------              % of       Fair       % of
                         > 1.20x   1.00x - 1.20x < 1.00x     Total     Total      Value      Total
                       ----------- ------------- -------- ----------- -------- ----------- ---------
                                                   (Dollars in millions)
December 31, 2016
Loan-to-value ratios:
Less than 65%.........  $   29,352   $   1,036    $   564  $   30,952    91.0%  $   31,320     91.2%
65% to 75%............       2,522          --        198       2,720      8.0       2,694       7.9
76% to 80%............         116          --         --         116      0.3         115       0.3
Greater than 80%......         118          27         75         220      0.7         214       0.6
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   32,108   $   1,063    $   837  $   34,008   100.0%  $   34,343    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========
December 31, 2015
Loan-to-value ratios:
Less than 65%.........  $   28,828   $     909    $   408  $   30,145    90.2%  $   30,996     90.5%
65% to 75%............       2,550         138         61       2,749      8.2       2,730       8.0
76% to 80%............          --          --         --          --       --          --        --
Greater than 80%......         208         115        223         546      1.6         519       1.5
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   31,586   $   1,162    $   692  $   33,440   100.0%  $   34,245    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Agricultural Mortgage Loans

    The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                        -------------------------------------------------------
                                   2016                        2015
                        --------------------------- ---------------------------
                           Recorded       % of         Recorded
                          Investment      Total       Investment    % of Total
                        -------------- ------------ -------------- ------------
                                         (Dollars in millions)
 Loan-to-value ratios:
 Less than 65%.........  $      11,829        95.7%  $      10,975        94.1%
 65% to 75%............            424          3.4            609          5.2
 76% to 80%............             17          0.2             21          0.2
 Greater than 80%......             88          0.7             58          0.5
                        -------------- ------------ -------------- ------------
   Total...............  $      12,358       100.0%  $      11,663       100.0%
                        ============== ============ ============== ============

    The estimated fair value of agricultural mortgage loans was $12.5 billion and $11.9 billion at December 31, 2016 and 2015, respectively.

  Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                              December 31,
                           ---------------------------------------------------
                                     2016                      2015
                           ------------------------- -------------------------
                             Recorded       % of       Recorded       % of
                            Investment      Total     Investment      Total
                           ------------- ----------- ------------- -----------
                                          (Dollars in millions)
  Performance indicators:
  Performing..............  $      9,563       96.6%  $      8,261       96.5%
  Nonperforming...........           332         3.4           301         3.5
                           ------------- ----------- ------------- -----------
    Total.................  $      9,895      100.0%  $      8,562      100.0%
                           ============= =========== ============= ===========

    The estimated fair value of residential mortgage loans was $10.3 billion and $8.8 billion at December 31, 2016 and 2015, respectively.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2016 and 2015. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                    Greater than 90 Days Past Due and Still
                            Past Due                          Accruing Interest                          Nonaccrual
              ------------------------------------- --------------------------------------- -------------------------------------
               December 31, 2016  December 31, 2015  December 31, 2016   December 31, 2015   December 31, 2016  December 31, 2015
              ------------------ ------------------ ------------------  ------------------  ------------------ ------------------
                                                                (In millions)
Commercial...         $       --         $       --         $       --           $      --          $       --         $       --
Agricultural.                127                103                104                  73                  23                 46
Residential..                332                301                 --                  --                 332                301
              ------------------ ------------------ ------------------  ------------------  ------------------ ------------------
  Total......         $      459         $      404         $      104           $      73          $      355         $      347
              ================== ================== ==================  ==================  ================== ==================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    During the year ended December 31, 2016, the Company had 557 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $136 million and $122 million pre-modification and post-modification, respectively. During the year ended December 31, 2015, the Company had 460 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $108 million and $96 million pre-modification and post-modification, respectively. There were no commercial or agricultural mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2016 and 2015.

    During the years ended December 31, 2016 and 2015, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9) tax credit and renewable energy partnerships, loans to affiliates, leveraged leases, annuities funding structured settlement claims and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

  Tax Credit Partnerships

    The carrying value of tax credit partnerships was $1.7 billion and $1.6 billion at December 31, 2016 and 2015, respectively. Losses from tax credit partnerships included within net investment income were $166 million, $163 million, and $152 million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Leveraged and Direct Financing Leases

    Investment in leveraged and direct financing leases consisted of the following at:

                                                                 December 31,
                                                  -------------------------------------------
                                                          2016                  2015
                                                  --------------------- ---------------------
                                                               Direct                Direct
                                                   Leveraged  Financing  Leveraged  Financing
                                                    Leases     Leases     Leases     Leases
                                                  ----------- --------- ----------- ---------
                                                                 (In millions)
Rental receivables, net..........................  $    1,171  $    300  $    1,238  $    376
Estimated residual values........................         690        42         755        57
                                                  ----------- --------- ----------- ---------
  Subtotal.......................................       1,861       342       1,993       433
Unearned income..................................       (572)     (127)       (615)     (159)
                                                  ----------- --------- ----------- ---------
  Investment in leases, net of non-recourse debt.  $    1,289  $    215  $    1,378  $    274
                                                  =========== ========= =========== =========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 25 years, while the payment periods for direct financing leases range from one to 20 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2016 and 2015, all leveraged lease receivables and direct financing rental receivables were performing.

    The deferred income tax liability related to leveraged leases was $1.3 billion at both December 31, 2016 and 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.7 billion and $3.9 billion at December 31, 2016 and 2015, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                                                Years Ended December 31,
                                                                                         --------------------------------------
                                                                                             2016         2015         2014
                                                                                         -----------  -----------  ------------
                                                                                                      (In millions)
Fixed maturity securities...............................................................  $    7,912   $    7,331   $    15,374
Fixed maturity securities with noncredit OTTI losses included in AOCI...................          10          (39)          (66)
                                                                                         -----------  -----------  ------------
  Total fixed maturity securities.......................................................       7,922        7,292        15,308
Equity securities.......................................................................          72           27           173
Derivatives.............................................................................       2,244        2,208         1,649
Other...................................................................................          16          137            87
                                                                                         -----------  -----------  ------------
  Subtotal..............................................................................      10,254        9,664        17,217
                                                                                         -----------  -----------  ------------
Amounts allocated from:
Future policy benefits..................................................................          (9)          (7)       (1,964)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI........................         (1)           --           (3)
DAC, VOBA and DSI.......................................................................        (569)        (572)         (918)
Policyholder dividend obligation........................................................      (1,931)      (1,783)       (3,155)
                                                                                         -----------  -----------  ------------
  Subtotal..............................................................................      (2,510)     (2,362)        (6,040)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
 AOCI...................................................................................         (3)           14            25
Deferred income tax benefit (expense)...................................................      (2,690)      (2,542)       (3,928)
                                                                                         -----------  -----------  ------------
  Net unrealized investment gains (losses)..............................................       5,051        4,774         7,274
Net unrealized investment gains (losses) attributable to noncontrolling interests.......          --           (1)           (1)
                                                                                         -----------  -----------  ------------
  Net unrealized investment gains (losses) attributable to Metropolitan Life Insurance
   Company..............................................................................  $    5,051   $    4,773   $     7,273
                                                                                         ===========  ===========  ============

    The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                             Years Ended December 31,
                                                         -------------------------------
                                                               2016             2015
                                                         --------------  ---------------
                                                                  (In millions)
Balance at January 1,...................................  $         (39)  $          (66)
Noncredit OTTI losses and subsequent changes recognized.             10                5
Securities sold with previous noncredit OTTI loss.......             39              105
Subsequent changes in estimated fair value..............             --              (83)
                                                         --------------  ---------------
Balance at December 31,.................................  $          10   $          (39)
                                                         ==============  ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                           Years Ended December 31,
                                                                                   ---------------------------------------
                                                                                       2016         2015          2014
                                                                                   -----------  ------------  ------------
                                                                                                (In millions)
Balance at January 1,.............................................................  $    4,773   $     7,273   $     3,704
Fixed maturity securities on which noncredit OTTI losses have been
 recognized.......................................................................          49            27            83
Unrealized investment gains (losses) during the year..............................         541        (7,580)        8,313
Unrealized investment gains (losses) relating to:.................................
Future policy benefits............................................................          (2)        1,957        (1,354)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..................          (1)            3            (8)
DAC, VOBA and DSI.................................................................           3           346          (197)
Policyholder dividend obligation..................................................        (148)        1,372        (1,384)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI...............................................................         (17)          (11)          (26)
Deferred income tax benefit (expense).............................................        (148)        1,386        (1,858)
                                                                                   -----------  ------------  ------------
  Net unrealized investment gains (losses)........................................       5,050         4,773         7,273
Net unrealized investment gains (losses) attributable to noncontrolling
 interests........................................................................           1            --            --
                                                                                   -----------  ------------  ------------
Balance at December 31,...........................................................  $    5,051   $     4,773   $     7,273
                                                                                   ===========  ============  ============
Change in net unrealized investment gains (losses)................................  $      277   $    (2,500)  $     3,569
Change in net unrealized investment gains (losses) attributable to noncontrolling
 interests........................................................................           1            --            --
                                                                                   -----------  ------------  ------------
Change in net unrealized investment gains (losses) attributable to Metropolitan
 Life Insurance Company...........................................................  $      278   $    (2,500)  $     3,569
                                                                                   ===========  ============  ============

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2016 and 2015.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2016        2015
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
  Amortized cost....................................... $    15,694 $    16,257
  Estimated fair value................................. $    16,496 $    17,700
Cash collateral on deposit from counterparties (2)..... $    16,807 $    18,053
Security collateral on deposit from counterparties (3). $        14 $        22
Reinvestment portfolio -- estimated fair value......... $    16,821 $    18,138

---------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                       December 31, 2016                       December 31, 2015
                                              --------------------------------------- ---------------------------------------
                                              Remaining Tenor of Securities           Remaining Tenor of Securities
                                                  Lending Agreements                      Lending Agreements
                                              -----------------------------           -----------------------------
                                                        1 Month    1 to 6                       1 Month    1 to 6
                                              Open (1)  or Less    Months     Total   Open (1)  or Less    Months     Total
                                              --------  --------  --------  --------- --------  --------  --------  ---------
                                                                            (In millions)
Cash collateral liability by loaned security
 type:
U.S. government and agency...................  $ 4,033   $ 5,640   $ 7,134   $ 16,807  $ 6,260   $ 7,421   $ 4,303   $ 17,984
All other securities.........................       --        --        --         --        1        47        21         69
                                              --------  --------  --------  --------- --------  --------  --------  ---------
  Total......................................  $ 4,033   $ 5,640   $ 7,134   $ 16,807  $ 6,261   $ 7,468   $ 4,324   $ 18,053
                                              ========  ========  ========  ========= ========  ========  ========  =========

------------

(1) The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2016 was $4.0 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, U.S. government and agency securities, cash equivalents, short-term investments and
ABS) with 66% invested in agency RMBS, U.S. government and agency securities, cash equivalents, short-term investments or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                    December 31,
                                                              -------------------------
                                                                  2016         2015
                                                              ------------ ------------
                                                                    (In millions)
Invested assets on deposit (regulatory deposits).............  $        47  $     1,245
Invested assets pledged as collateral (1)....................       20,750       19,011
                                                              ------------ ------------
  Total invested assets on deposit and pledged as collateral.  $    20,797  $    20,256
                                                              ============ ============

--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

  See "-- Securities Lending" for information regarding securities on loan and
Note 7 for information regarding investments designated to the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                  ---------------------------
                                                      2016          2015
                                                  ------------- -------------
                                                         (In millions)
  Outstanding principal and interest balance (1).  $      5,859  $      5,139
  Carrying value (2).............................  $      4,598  $      3,937

-----------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                      ---------------------------
                                                          2016          2015
                                                      ------------- -------------
                                                             (In millions)
Contractually required payments (including interest).  $      1,831  $      1,401
Cash flows expected to be collected (1)..............  $      1,644  $      1,222
Fair value of investments acquired...................  $      1,206  $        905

---------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                     --------------------------
                                                         2016          2015
                                                     ------------  ------------
                                                            (In millions)
Accretable yield, January 1,........................  $     1,784   $     1,883
Investments purchased...............................          438           317
Accretion recognized in earnings....................         (277)         (276)
Disposals...........................................         (138)          (48)
Reclassification (to) from nonaccretable difference.         (129)          (92)
                                                     ------------  ------------
Accretable yield, December 31,......................  $     1,678   $     1,784
                                                     ============  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $10.8 billion at December 31, 2016. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.4 billion at December 31, 2016. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for one of the three most recent annual periods:
2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2016, 2015 and 2014. Aggregate total assets of these entities totaled $385.3 billion and $397.9 billion at December 31, 2016 and 2015, respectively. Aggregate total liabilities of these entities totaled
$48.5 billion and $64.1 billion at December 31, 2016 and 2015, respectively. Aggregate net income (loss) of these entities totaled $27.6 billion, $23.4 billion and $33.7 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2016 and 2015.

                                                 December 31,
                                   -----------------------------------------
                                           2016                 2015
                                   -------------------- --------------------
                                    Total      Total     Total      Total
                                    Assets  Liabilities  Assets  Liabilities
                                   -------- ----------- -------- -----------
                                                 (In millions)
   Real estate joint ventures (1).  $ 1,124    $     --  $    --    $     --
   Fixed maturity securities (2)..       --          --      104          50
   Other investments (3)..........       62          12       89          13
                                   -------- ----------- -------- -----------
     Total........................  $ 1,186    $     12  $   193    $     63
                                   ======== =========== ======== ===========

------------

(1) The Company consolidates certain affiliated real estate joint ventures. At December 31, 2016, the Company and its affiliates invested $1.0 billion and $85 million, respectively, in these affiliated real estate joint ventures.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


(2)The Company consolidates certain fixed maturity securities purchased in an investment structure which was partially funded with affiliated long-term debt. These investments were sold in June 2016.

(3)Other investments is comprised primarily of other invested assets and other limited partnership interests. The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2016 and 2015.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                              December 31,
                                     ---------------------------------------------------------------
                                                  2016                            2015
                                     ------------------------------- -------------------------------
                                                         Maximum                         Maximum
                                          Carrying      Exposure          Carrying      Exposure
                                         Amount          to Loss (1)     Amount          to Loss (1)
                                     --------------- --------------- --------------- ---------------
                                                              (In millions)
Fixed maturity securities AFS:
  Structured Securities (2).........  $       34,912  $       34,912  $       37,061  $       37,061
  U.S. and foreign corporate........           1,167           1,167           1,593           1,593
Other limited partnership interests.           3,383           5,674           2,874           3,672
Other invested assets...............           2,089           2,666           1,564           2,116
Real estate joint ventures..........              81              95              31              44
                                     --------------- --------------- --------------- ---------------
  Total.............................  $       41,632  $       44,514  $       43,123  $       44,486
                                     =============== =============== =============== ===============

-----------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $150 million and $179 million at December 31, 2016 and 2015, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                                                            Years Ended December 31,
                                                                                      ------------------------------------
                                                                                         2016         2015        2014
                                                                                      ----------- -----------  -----------
                                                                                                 (In millions)
Investment income:
Fixed maturity securities............................................................  $    7,653  $    7,930   $    8,260
Equity securities....................................................................          90          91           86
FVO and trading securities -- FVO general account and Actively traded securities (1).           3         (15)          23
Mortgage loans.......................................................................       2,539       2,514        2,378
Policy loans.........................................................................         404         435          448
Real estate and real estate joint ventures...........................................         488         743          725
Other limited partnership interests..................................................         413         519          721
Cash, cash equivalents and short-term investments....................................          43          25           26
Operating joint venture..............................................................           9           9            2
Other................................................................................         204         202           61
                                                                                      ----------- -----------  -----------
  Subtotal...........................................................................      11,846      12,453       12,730
Less: Investment expenses............................................................         763         876          838
                                                                                      ----------- -----------  -----------
  Subtotal, net......................................................................      11,083      11,577       11,892
                                                                                      ----------- -----------  -----------
FVO CSEs -- interest income:
Securities...........................................................................          --          --            1
                                                                                      ----------- -----------  -----------
  Subtotal...........................................................................          --          --            1
                                                                                      ----------- -----------  -----------
  Net investment income..............................................................  $   11,083  $   11,577   $   11,893
                                                                                      =========== ===========  ===========

-----------
(1) Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were less than $1 million, ($18) million and ($14) million for the years ended December 31, 2016, 2015 and 2014, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                        -------------------------------
                                                                          2016       2015        2014
                                                                        -------- ------------- --------
                                                                                 (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by industry:
Industrial............................................................. $   (58)   $     --    $     --
Utility................................................................     (20)       (15)          --
Communications.........................................................      (3)         --          --
Consumer...............................................................       --       (21)         (6)
                                                                        --------   --------    --------
  Total U.S. and foreign corporate securities..........................     (81)       (36)         (6)
RMBS...................................................................     (16)       (17)        (20)
State and political subdivision........................................       --        (1)          --
                                                                        --------   --------    --------
  OTTI losses on fixed maturity securities recognized in earnings......     (97)       (54)        (26)
Fixed maturity securities -- net gains (losses) on sales and disposals.      169      (114)        (99)
                                                                        --------   --------    --------
  Total gains (losses) on fixed maturity securities....................       72       (168)      (125)
                                                                        --------   --------    --------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by sector:
Common stock...........................................................     (75)       (37)         (5)
Non-redeemable preferred stock.........................................       --         --        (16)
                                                                        --------   --------    --------
  OTTI losses on equity securities recognized in earnings..............     (75)       (37)        (21)
Equity securities -- net gains (losses) on sales and disposals.........       19         --          42
                                                                        --------   --------    --------
  Total gains (losses) on equity securities............................     (56)       (37)          21
                                                                        --------   --------    --------
FVO and trading securities -- FVO general account securities...........       --         --           1
Mortgage loans.........................................................     (20)       (90)        (36)
Real estate and real estate joint ventures.............................      142        430         252
Other limited partnership interests....................................     (59)       (66)        (69)
Other..................................................................     (33)       (18)       (108)
                                                                        --------   --------    --------
  Subtotal.............................................................       46         51        (64)
                                                                        --------   --------    --------
FVO CSEs:
Securities.............................................................        1         --          --
Long-term debt -- related to securities................................       --         --         (1)
Non-investment portfolio gains (losses)................................       85        208         208
                                                                        --------   --------    --------
  Subtotal.............................................................       86        208         207
                                                                        --------   --------    --------
  Total net investment gains (losses).................................. $    132   $    259    $    143
                                                                        ========   ========    ========

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $89 million, $125 million and $132 million for the years ended December 31, 2016, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

    Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                          Years Ended December 31,
                                 -------------------------------------------------------------------------
                                     2016         2015         2014        2016        2015        2014
                                 -----------  -----------  -----------  ----------  ----------  ----------
                                       Fixed Maturity Securities                 Equity Securities
                                 -------------------------------------  ----------------------------------
                                                                 (In millions)
Proceeds........................  $   58,812   $   60,957   $   44,906   $     146   $     105   $     128
                                 ===========  ===========  ===========  ==========  ==========  ==========
Gross investment gains..........  $      755   $      584   $      260   $      28   $      28   $      46
Gross investment losses.........        (586)        (698)        (359)         (9)        (28)         (4)
OTTI losses.....................         (97)         (54)         (26)        (75)        (37)        (21)
                                 -----------  -----------  -----------  ----------  ----------  ----------
  Net investment gains (losses).  $       72   $     (168)  $     (125)  $     (56)  $     (37)  $      21
                                 ===========  ===========  ===========  ==========  ==========  ==========

  Credit Loss Rollforward

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                       Years Ended December 31,
                                                                                                      --------------------------
                                                                                                          2016          2015
                                                                                                      ------------  ------------
                                                                                                              (In millions)
Balance at January 1,................................................................................  $       188   $       263
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................            1            14
  Additional impairments -- credit loss OTTI on securities previously impaired.......................           13            15
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.          (43)         (102)
  Securities impaired to net present value of expected future cash flows.............................           (1)           --
  Increase in cash flows -- accretion of previous credit loss OTTI...................................           (1)           (2)
                                                                                                      ------------  ------------
Balance at December 31,..............................................................................  $       157   $       188
                                                                                                      ============  ============

  Related Party Investment Transactions

    The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         Years Ended December 31,
                                                                      ------------------------------
                                                                         2016      2015      2014
                                                                      ---------- --------- ---------
                                                                              (In millions)
 Estimated fair value of invested assets transferred to affiliates...  $   5,678  $  1,003  $     97
 Amortized cost of invested assets transferred to affiliates.........  $   5,338  $    941  $     89
 Net investment gains (losses) recognized on transfers...............  $     340  $     62  $      8
 Estimated fair value of invested assets transferred from affiliates.  $   1,583  $    237  $    882

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    In April 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $4.0 billion and $4.3 billion, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse Insurance, an affiliate, which are included in the table above. See Note 6 for additional information related to the transfer. Also, in November 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $863 million and $933 million, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse NY, an affiliate, which are included in the table above.

    In July 2014, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance of $400 million and estimated fair value of $437 million, which are included in the table above. The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.8 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $358 million at 5.64% due on July 15, 2021 and $467 million at 5.86% due on December 16, 2021. In September 2016, an affiliated loan for $250 million matured and, subsequently, a new loan was issued for $250 million, which bears interest, payable semiannually, at a fixed rate of 3.03% and matures on September 30, 2020. The carrying value of these MetLife, Inc. affiliated loans totaled $1.8 billion and $2.0 billion at December 31, 2016 and 2015, respectively, and are included in other invested assets. Net investment income from these affiliated loans was $91 million, $95 million and $92 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    As a structured settlements assignment company, the Company purchases annuities from affiliates to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $1.3 billion at both December 31, 2016 and 2015. The related net investment income and corresponding policyholder benefits and claims recognized were $64 million and $63 million for the years ended December 31, 2016 and 2015, respectively.

    The Company had a surplus note outstanding from American Life Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $100 million at both December 31, 2016 and 2015. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million, $3 million and less than $1 million for the years ended
  December 31, 2016, 2015 and 2014, respectively.

    The Company held preferred stock of Metropolitan Property and Casualty Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $315 million at both December 31, 2016 and 2015. Dividends are payable quarterly at a variable rate. Net investment income from the affiliated preferred stock dividends was $5 million, $4 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $157 million and $179 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

    See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives



Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Interbank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  To a lesser extent, the Company uses exchange-traded interest rate futures in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities, or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments. At December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                         December 31,
                                                             --------------------------------------------------------------------
                                                                           2016                               2015
                                                             --------------------------------- ----------------------------------
                                                                         Estimated Fair Value               Estimated Fair Value
                                                                        ----------------------             ----------------------
                                                               Gross                             Gross
                                                              Notional                          Notional
                           Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          ---------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                        (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps......  Interest rate....................  $   4,993  $  2,221   $       6   $    5,089  $  2,177   $      11
Foreign currency swaps...  Foreign currency exchange rate...      1,200        29         224        2,133        61         159
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal..................................................       6,193     2,250         230        7,222     2,238         170
                                                             ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps......  Interest rate....................      1,793       325          26        1,960       426          --
Interest rate forwards...  Interest rate....................      4,033        --         370           70        15          --
Foreign currency swaps...  Foreign currency exchange rate...     20,080     1,435       1,604       18,743     1,132       1,376
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        25,906     1,760       2,000       20,773     1,573       1,376
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges...................................      32,099     4,010       2,230       27,995     3,811       1,546
                                                             ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments:
Interest rate swaps......  Interest rate....................     32,662     2,514         879       51,489     2,613       1,197
Interest rate floors.....  Interest rate....................      9,001       173           2       13,701       252          10
Interest rate caps.......  Interest rate....................     78,358       112           3       55,136        67           2
Interest rate futures....  Interest rate....................      2,342         3          --        2,023        --           2
Interest rate options....  Interest rate....................        850       144           1        2,295       227           4
Interest rate forwards...  Interest rate....................        396        --           3           --        --          --
Interest rate total
 return swaps............  Interest rate....................      1,549         2         127           --        --          --
Synthetic GICs...........  Interest rate....................      5,566        --          --        4,216        --          --
Foreign currency swaps...  Foreign currency exchange rate...      8,175     1,247          58        8,095       600          94
Foreign currency forwards  Foreign currency exchange rate...      1,396        52          18        3,014        83          36
Credit default swaps --
 purchased...............  Credit...........................        961        12           6          819        28           8
Credit default swaps --
 written.................  Credit...........................      8,025       119           8        6,577        51          11
Equity futures...........  Equity market....................      1,851        10          --        1,452        15          --
Equity index options.....  Equity market....................     11,119       260         426        7,364       326         349
Equity variance swaps....  Equity market....................      5,579        69         193        5,676        62         160
Equity total return swaps  Equity market....................      1,013         1          42          952        11           9
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives.........     168,843     4,718       1,766      162,809     4,335       1,882
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total.....................................................   $ 200,942  $  8,728   $   3,996   $  190,804  $  8,146   $   3,428
                                                             ========== =========  ==========  =========== =========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2016 and 2015. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                          Years Ended December 31,
                                                   ---------------------------------------
                                                       2016          2015         2014
                                                   ------------- ------------ ------------
                                                                (In millions)
Freestanding derivatives and hedging gains
  (losses) (1)....................................  $      (715)  $       463  $     1,207
Embedded derivatives gains (losses)...............         (423)          418        (170)
                                                   ------------- ------------ ------------
  Total net derivative gains (losses).............  $    (1,138)  $       881  $     1,037
                                                   ============= ============ ============

-------------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                         Years Ended December 31,
                                                   -------------------------------------
                                                      2016         2015         2014
                                                   ----------- ------------ ------------
                                                               (In millions)
Qualifying hedges:
Net investment income.............................  $      280  $       227  $       162
Interest credited to policyholder account balances         (1)           28          106
Nonqualifying hedges:
Net investment income.............................         (1)          (5)          (4)
Net derivative gains (losses).....................         577          518          484
Policyholder benefits and claims..................           4            2            8
                                                   ----------- ------------ ------------
  Total...........................................  $      859  $       770  $       756
                                                   =========== ============ ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                           Net          Net      Policyholder
                                        Derivative   Investment  Benefits and
                                      Gains (Losses) Income (1)   Claims (2)
                                      -------------- ----------- ------------
                                                   (In millions)
  Year Ended December 31, 2016
  Interest rate derivatives..........   $  (1,088)    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          726            --          --
  Credit derivatives -- purchased....         (23)            --          --
  Credit derivatives -- written......           48            --          --
  Equity derivatives.................        (457)          (14)        (94)
                                      -------------- ----------- ------------
    Total............................   $    (794)    $     (14)  $     (94)
                                      ============== =========== ============
  Year Ended December 31, 2015
  Interest rate derivatives..........   $    (243)    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          678            --          --
  Credit derivatives -- purchased....           17           (3)          --
  Credit derivatives -- written......         (57)            --          --
  Equity derivatives.................        (152)          (11)          --
                                      -------------- ----------- ------------
    Total............................   $      243    $     (14)  $       --
                                      ============== =========== ============
  Year Ended December 31, 2014
  Interest rate derivatives..........   $      314    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          554            --          --
  Credit derivatives -- purchased....          (2)            --          --
  Credit derivatives -- written......          (1)            --          --
  Equity derivatives.................           11          (10)        (10)
                                      -------------- ----------- ------------
    Total............................   $      876    $     (10)  $     (10)
                                      ============== =========== ============

-------------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                           Net Derivative  Net Derivative Ineffectiveness
                                                                           Gains (Losses)  Gains (Losses)  Recognized in
 Derivatives in Fair Value            Hedged Items in Fair Value             Recognized    Recognized for Net Derivative
 Hedging Relationships                  Hedging Relationships              for Derivatives  Hedged Items  Gains (Losses)
--------------------------  ---------------------------------------------- --------------- -------------- ---------------
                                                                                           (In millions)
Year Ended December 31, 2016
 Interest rate swaps:       Fixed maturity securities.....................     $         8     $      (9)     $       (1)
                            Policyholder liabilities (1)..................           (109)             90            (19)
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              10            (9)               1
                            Foreign-denominated policyholder account
                             balances (2).................................            (95)             92             (3)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $     (186)     $      164     $      (22)
                                                                           =============== ============== ===============
Year Ended December 31, 2015
 Interest rate swaps:       Fixed maturity securities.....................     $         4     $       --     $         4
                            Policyholder liabilities (1)..................             (4)            (6)            (10)
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              14            (5)               9
                            Foreign-denominated policyholder account
                             balances (2).................................           (240)            231             (9)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $     (226)     $      220     $       (6)
                                                                           =============== ============== ===============
Year Ended December 31, 2014
 Interest rate swaps:       Fixed maturity securities.....................     $         4     $      (1)     $         3
                            Policyholder liabilities (1)..................             649          (635)              14
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              13           (11)               2
                            Foreign-denominated policyholder account
                             balances (2).................................           (283)            270            (13)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $       383     $    (377)     $         6
                                                                           =============== ============== ===============

-------------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $17 million, $14 million and ($14) million for the years ended December 31, 2016, 2015 and 2014, respectively.

   At both December 31, 2016 and 2015, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   At both December 31, 2016 and 2015, the balance in AOCI associated with cash flow hedges was $2.2 billion.

   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                      Amount and Location        Amount and Location
                             Amount of Gains           of Gains (Losses)          of Gains (Losses)
 Derivatives in Cash Flow  (Losses) Deferred in        Reclassified from         Recognized in Income
 Hedging Relationships      AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
-------------------------  -------------------- ------------------------------- ---------------------
                           (Effective Portion)        (Effective Portion)       (Ineffective Portion)
-                          -------------------- ------------------------------- ---------------------
                                                Net Derivative  Net Investment     Net Derivative
                                                 Gains (Losses)     Income         Gains (Losses)
                                                --------------- --------------- ---------------------
                                                         (In millions)
Year Ended December 31, 2016
 Interest rate swaps......   $               58  $           57  $           12  $                 --
 Interest rate forwards...                (366)             (1)               3                    --
 Foreign currency swaps...                  167           (251)             (1)                    --
 Credit forwards..........                   --               3               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $            (141)  $        (192)  $           15  $                 --
                           ==================== =============== =============== =====================
Year Ended December 31, 2015
 Interest rate swaps......   $               76  $           83  $           11  $                  2
 Interest rate forwards...                  (3)               4               2                    --
 Foreign currency swaps...                 (92)           (679)             (1)                     7
 Credit forwards..........                   --               1               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $             (19)  $        (591)  $           13  $                  9
                           ==================== =============== =============== =====================
Year Ended December 31, 2014
 Interest rate swaps......   $              587  $           41  $            9  $                  3
 Interest rate forwards...                   34             (8)               2                    --
 Foreign currency swaps...                 (15)           (725)             (2)                     2
 Credit forwards..........                   --              --               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $              606  $        (692)  $           10  $                  5
                           ==================== =============== =============== =====================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2016, the Company expected to reclassify ($156) million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $8.0 billion and $6.6 billion at December 31, 2016 and 2015, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2016 and 2015, the Company would have received $111 million and $40 million, respectively, to terminate all of these contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                            December 31,
                                          ---------------------------------------------------------------------------------
                                                            2016                                     2015
                                          ----------------------------------------- ---------------------------------------
                                                         Maximum                                  Maximum
                                          Estimated       Amount                    Estimated      Amount
                                          Fair Value    of Future       Weighted    Fair Value   of Future      Weighted
                                          of Credit   Payments under    Average     of Credit  Payments under    Average
 Rating Agency Designation of Referenced   Default    Credit Default    Years to     Default   Credit Default   Years to
 Credit Obligations (1)                     Swaps         Swaps        Maturity (2)   Swaps        Swaps       Maturity (2)
----------------------------------------- ----------  -------------- -------------- ---------- -------------- -------------
                                                                       ( Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....   $      1    $        229            2.7   $     2    $        245           2.5
Credit default swaps referencing indices.         32           2,093            3.5         5           1,366           3.3
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         33           2,322            3.4         7           1,611           3.2
                                          ----------  --------------                ---------- --------------
Baa
Single name credit default swaps (3).....          3             563            2.2         5             752           2.6
Credit default swaps referencing indices.         61           4,730            5.1        21           3,452           4.8
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         64           5,293            4.8        26           4,204           4.4
                                          ----------  --------------                ---------- --------------
Ba
Single name credit default swaps (3).....         (2)            115            4.2        (2)             60           2.2
Credit default swaps referencing indices.         --              --             --        (1)            100           1.0
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         (2)            115            4.2        (3)            160           1.4
                                          ----------  --------------                ---------- --------------
B
Single name credit default swaps (3).....         --              70            1.8        --              --            --
Credit default swaps referencing indices.         16             225            5.0        10             602           4.9
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         16             295            4.2        10             602           4.9
                                          ----------  --------------                ---------- --------------
  Total..................................   $    111    $      8,025            4.4   $    40    $      6,577           4.1
                                          ==========  ==============                =========  ==============

-------------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $8.0 billion and $6.6 billion from the table above were $30 million and $70 million at December 31, 2016 and 2015, respectively.

   At December 31, 2016, the Company no longer maintained a trading portfolio for derivatives. At December 31, 2015, written credit default swaps held in relation to the trading portfolio amounted to $20 million in gross notional amount and ($2) million in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                         December 31,
                                                                      --------------------------------------------------
                                                                                2016                      2015
                                 -                                    ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar
Arrangement                                                              Assets    Liabilities     Assets    Liabilities
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                         (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)....................................................  $    7,926   $    3,349   $    7,368   $    2,667
OTC-cleared (1)......................................................         905          611          909          783
Exchange-traded......................................................          13           --           15            2
                                                                      -----------  -----------  -----------  -----------
  Total gross estimated fair value of derivatives (1)................       8,844        3,960        8,292        3,452
Amounts offset on the consolidated balance sheets....................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Estimated fair value of derivatives presented on the consolidated
   balance sheets (1)................................................       8,844        3,960        8,292        3,452
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral........................................................      (2,737)      (2,737)      (2,117)      (2,117)
OTC-cleared..........................................................        (391)        (391)        (776)        (776)
Exchange-traded......................................................          --           --           --           --
Cash collateral: (3), (4)
OTC-bilateral........................................................      (3,418)          --       (3,705)          (3)
OTC-cleared..........................................................        (497)        (217)        (119)          --
Exchange-traded......................................................          --           --           --           --
Securities collateral: (5)
OTC-bilateral........................................................      (1,560)        (609)      (1,345)        (541)
OTC-cleared..........................................................          --           --           --           --
Exchange-traded......................................................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Net amount after application of master netting agreements and
   collateral........................................................  $      241   $        6   $      230   $       15
                                                                      ===========  ===========  ===========  ===========

-------------

(1)At December 31, 2016 and 2015, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $116 million and $146 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($36) million and $24 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2016 and 2015, the Company received excess cash collateral of $77 million and $17 million, respectively, and provided excess cash collateral of $9 million and $58 million, respectively, which is not included in the table above due to the foregoing limitation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2016, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2016 and 2015, the Company received excess securities collateral with an estimated fair value of $21 million and $71 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2016 and 2015, the Company provided excess securities collateral with an estimated fair value of $75 million and $81 million, respectively, for its OTC-bilateral derivatives, and $531 million and $239 million, respectively, for its OTC-cleared derivatives, and $116 million and $15 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. A small number of these arrangements also include financial strength or credit rating contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in credit ratings of Metropolitan Life Insurance Company and/or the credit ratings of the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength or credit rating, as applicable, at the reporting date or if its financial strength or credit rating, as applicable, sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                  December 31,
                                                      --------------------------------------------------------------------
                                                                     2016                              2015
                                                      ---------------------------------- ---------------------------------
                                                       Derivatives  Derivatives          Derivatives  Derivatives
                                                       Subject to   Not Subject          Subject to   Not Subject
                                                       Financial    to Financial          Financial   to Financial
                                                       Strength-     Strength-            Strength-    Strength-
                                                       Contingent   Contingent            Contingent  Contingent
                                                       Provisions   Provisions    Total  Provisions   Provisions    Total
                                                      ------------ ------------- ------- ----------- ------------- -------
                                                                                 (In millions)
Estimated Fair Value of Derivatives in a Net
 Liability Position (1)..............................      $   612        $   -- $   612     $   547        $    3 $   550
Estimated Fair Value of Collateral Provided:
Fixed maturity securities............................      $   684        $   -- $   684     $   622        $   -- $   622
Cash.................................................      $    --        $   -- $    --     $    --        $    4 $     4
Estimated Fair Value of Incremental Collateral
 Provided Upon:
One-notch downgrade in financial strength or credit
 rating, as applicable...............................      $    --        $   -- $    --     $    --        $   -- $    --
Downgrade in financial strength or credit rating, as
 applicable, to a level that triggers full overnight
 collateralization or termination of the derivative
 position............................................      $    --        $   -- $    --     $    --        $   -- $    --

-------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; fixed annuities with equity indexed returns; and certain debt and equity securities.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                            December 31,
                                                                                        --------------------
                                                     Balance Sheet Location                2016       2015
                                           -------------------------------------------- ----------  --------
                                                                                            (In millions)
Embedded derivatives within asset host
 contracts:
Ceded guaranteed minimum benefits......... Premiums, reinsurance and other receivables.  $     460   $   712
Options embedded in debt or equity
 securities............................... Investments.................................        (78)     (142)
                                                                                        ----------  --------
 Embedded derivatives within asset host contracts.....................................   $     382   $   570
                                                                                        ==========  ========
Embedded derivatives within liability
 host contracts:
Direct guaranteed minimum benefits........ Policyholder account balances...............  $     169   $  (284)
Assumed guaranteed minimum benefits....... Policyholder account balances...............        390       126
Funds withheld on ceded reinsurance....... Other liabilities...........................        777       687
Fixed annuities with equity indexed
 returns.................................. Policyholder account balances...............         17        (3)
                                                                                        ----------  --------
 Embedded derivatives within liability host contracts.................................   $   1,353   $   526
                                                                                        ==========  ========

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                       Years Ended December 31,
                                              ------------------------------------------
                                                   2016          2015          2014
                                              -------------- ------------ --------------
                                                            (In millions)
Net derivative gains (losses) (1), (2)....... $        (423) $        418 $        (170)

-------------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $76 million, $29 million and $14 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($29) million, ($4) million and ($9) million for the years ended
   December 31, 2016, 2015 and 2014, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value


   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2016
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        51,303  $         4,855  $      56,158
U.S. government and agency...............................           17,597           18,018               --         35,615
Foreign corporate........................................               --           20,373            3,984         24,357
RMBS.....................................................               --           19,719            3,698         23,417
ABS......................................................               --            6,745              759          7,504
State and political subdivision..........................               --            7,126               10          7,136
CMBS.....................................................               --            4,851               84          4,935
Foreign government.......................................               --            3,977               21          3,998
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           17,597          132,112           13,411        163,120
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              408            1,011              420          1,839
FVO and trading securities (1)...........................               --                2               21             23
Short-term investments (2)...............................            2,945            1,720               25          4,690
Residential mortgage loans -- FVO........................               --               --              566            566
Derivative assets: (3)
Interest rate............................................                3            5,489                2          5,494
Foreign currency exchange rate...........................               --            2,763               --          2,763
Credit...................................................               --              101               30            131
Equity market............................................               10              226              104            340
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               13            8,579              136          8,728
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (4).....               --               --              460            460
Separate account assets (5)..............................           27,633          105,055            1,148        133,836
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,596  $       248,479  $        16,187  $     313,262
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (3)
Interest rate............................................  $            --  $           917  $           500  $       1,417
Foreign currency exchange rate...........................               --            1,902                2          1,904
Credit...................................................               --               14               --             14
Equity market............................................               --              468              193            661
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................               --            3,301              695          3,996
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (4).               --               --            1,353          1,353
Long-term debt...........................................               --               --               74             74
Trading liabilities (6)..................................               --               --               --             --
Separate account liabilities (5).........................               --               16                7             23
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $            --  $         3,317  $         2,129  $       5,446
                                                          ================ ================ ================ ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2015
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        56,848  $         4,709  $      61,557
U.S. government and agency...............................           23,015           16,678               --         39,693
Foreign corporate........................................               --           23,222            3,573         26,795
RMBS.....................................................               --           20,585            3,330         23,915
ABS......................................................               --            5,699              868          6,567
State and political subdivision..........................               --            6,941               33          6,974
CMBS.....................................................               --            6,361              218          6,579
Foreign government.......................................               --            3,331              275          3,606
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           23,015          139,665           13,006        175,686
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              424            1,197              328          1,949
FVO and trading securities (1)...........................               --              402               29            431
Short-term investments (2)...............................            1,513            3,882              200          5,595
Residential mortgage loans -- FVO........................               --               --              314            314
Derivative assets: (3)
Interest rate............................................               --            5,762               15          5,777
Foreign currency exchange rate...........................               --            1,876               --          1,876
Credit...................................................               --               72                7             79
Equity market............................................               15              282              117            414
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               15            7,992              139          8,146
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (4).....               --               --              712            712
Separate account assets (5)..............................           23,498          110,921            1,520        135,939
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,465  $       264,059  $        16,248  $     328,772
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (3)
Interest rate............................................  $             2  $         1,224  $            --  $       1,226
Foreign currency exchange rate...........................               --            1,665               --          1,665
Credit...................................................               --               17                2             19
Equity market............................................               --              358              160            518
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................                2            3,264              162          3,428
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (4).               --               --              526            526
Long-term debt...........................................               --               50               36             86
Trading liabilities (6)..................................              103               50               --            153
Separate account liabilities (5).........................               --               --               --             --
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $           105  $         3,364  $           724  $       4,193
                                                          ================ ================ ================ ==============

-------------

(1)In 2016, the Company reinvested its trading securities portfolio into other asset classes and, at December 31, 2016, the Company no longer held any actively traded securities. FVO and trading securities at December 31, 2016 were comprised primarily of FVO general account securities, while at December 31, 2015, FVO and trading securities was comprised primarily of actively traded securities.

(2)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(4)Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances, future policy benefits and other liabilities on the consolidated balance sheets. At December 31, 2016 and 2015, debt and equity securities also included embedded derivatives of ($78) million and ($142) million, respectively.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.

(6)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 4% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities, Short-term Investments, Long-term Debt and Trading Liabilities

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of FVO securities held by consolidated securitization entities ("CSEs"), long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                         Level 2                                                 Level 3
                              Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
---------------------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and        Valuation Techniques: Principally the market approach.
             income approaches.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . illiquidity premium
            . benchmark yields; spreads off benchmark yields; new   .  delta spread adjustments to reflect specific
              issuances; issuer rating                                credit-related issues
            . trades of identical or comparable securities;         . credit spreads
              duration
            .  Privately-placed securities are valued using the     .  quoted prices in markets that are not active for
              additional key inputs:                                   identical or similar securities that are less
            . market yield curve; call provisions                      liquid and based on lower levels of trading
            . observable prices and spreads for similar public or      activity than securities classified in Level 2
              private securities that     incorporate the credit    .  independent non-binding broker quotations
              quality and industry sector of the issuer
             .  delta spread adjustments to reflect specific
               credit-related issues
---------------------------------------------------------------------------------------------------------------------------
 U.S. government and agency, State and political subdivision and Foreign government securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.  Valuation Techniques: Principally the market approach.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields
            . the spread off the U.S. Treasury yield curve for the  . quoted prices in markets that are not active for
              identical  security                                      identical or similar securities that are less
            . issuer ratings and issuer spreads; broker-dealer         liquid and based on lower levels of trading
              quotes                                                   activity than securities classified in Level 2
            . comparable securities that are actively traded        . credit spreads
---------------------------------------------------------------------------------------------------------------------------
 Structured Securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and        Valuation Techniques: Principally the market and
             income approaches.                                      income approaches.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . credit spreads
            . spreads for actively traded securities; spreads off   . quoted prices in markets that are not active for
              benchmark yields                                        identical or similar  securities that are less
            . expected prepayment speeds and volumes                  liquid and based on lower levels of trading
            .  current and forecasted loss severity; ratings;          activity than securities classified in Level 2
              geographic region                                     .  independent non-binding broker quotations
            . weighted average coupon and weighted average maturity
            . average delinquency rates; debt-service coverage
              ratios
            . issuance-specific information, including, but not
              limited to:
             .  collateral type; structure of the security;
               vintage of the loans
             .  payment terms of the underlying assets
             . payment priority within the tranche; deal
               performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                   Level 2                                                 Level 3
Instrument                    Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Equity Securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.  Valuation Techniques: Principally the market and income approaches.
            Key Input:                                              Key Inputs:
            . quoted prices in markets that are not considered
              active                                                . credit ratings; issuance structures
                                                                    .  quoted prices in markets that are not active for
                                                                       identical or similar securities that are less
                                                                       liquid and based on lower levels of trading
                                                                       activity than securities classified in Level 2
                                                                    . independent non-binding broker quotations
---------------------------------------------------------------------------------------------------------------------------
FVO and trading securities and Short-term investments
---------------------------------------------------------------------------------------------------------------------------
            .  FVO and trading securities and short-term            .  FVO and trading securities and short-term
               investments are of a similar nature and class to        investments are of a similar nature and class to
               the fixed maturity and equity securities described      the fixed maturity and equity securities described
               above; accordingly, the valuation techniques and        above; accordingly, the valuation techniques and
               observable inputs used in their valuation are also      unobservable inputs used in their valuation are
               similar to those described above.                       also similar to those described above.
---------------------------------------------------------------------------------------------------------------------------
 Residential mortgage loans -- FVO
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Techniques: Principally the market approach,
                                                                     including matrix pricing or other similar techniques.
                                                                    Key Inputs:
                                                                    . Inputs that are unobservable or cannot be derived
                                                                      principally from, or corroborated by, observable
                                                                      market data
---------------------------------------------------------------------------------------------------------------------------
Separate Account Assets and Separate Account Liabilities (1)
---------------------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
---------------------------------------------------------------------------------------------------------------------------
            Key Input:                                              .  N/A
            .  quoted prices or reported NAV provided by the fund
                      managers
---------------------------------------------------------------------------------------------------------------------------
 Other limited partnership interests
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Techniques: Valued giving consideration to
                                                                      the underlying holdings of the partnerships and by
                                                                      applying a premium or discount, if appropriate.
                                                                    Key Inputs:
                                                                    .liquidity; bid/ask spreads; performance record of the
                                                                     fund manager
                                                                    .other relevant variables that may impact the exit
                                                                     value of the particular partnership interest
---------------------------------------------------------------------------------------------------------------------------

-------------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Techniques and Key Inputs:

     These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

       Instrument              Interest Rate            Foreign Currency               Credit                Equity Market
                                                         Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                      curves (2)              .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

-------------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives

     Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Direct and assumed guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance ceded on certain guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      For assets and liabilities measured at estimated fair value and still held at December 31, 2016, there were no transfers between Levels 1 and 2. For assets and liabilities measured at estimated fair value and still held at December 31, 2015, transfers between Levels 1 and 2 were not significant.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                  December 31, 2016
                                                                                             ----------------------------
                                                                       Significant                                Weighted
                                         Valuation Techniques      Unobservable Inputs            Range          Average (1)
                                      --------------------------- -----------------------    ---------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           18    -      138      106
                                                                  Delta spread
                                                                      adjustments (5)
                                      Market pricing              Quoted prices (4)            25    -      700      117
                                      Consensus pricing           Offered quotes (4)           37    -      119      105
                                      ---------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            19    -      137      91
                                      ---------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            20    -      106      99
                                      Consensus pricing           Offered quotes (4)           98    -      100      100
                                      ---------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)              200    -      300
                                                                  Repurchase rates (9)        (44)   -      18
                                      ---------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               50    -      236
                                          techniques
                                      ---------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          97    -      98
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      ---------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)             14%    -      32%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)            40%    -      40%
                                      ---------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              0%    -     0.09%
                                                                      Ages 41 - 60           0.04%   -     0.65%
                                                                      Ages 61 - 115          0.26%   -     100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10       0.25%   -     100%
                                                                      Durations 11 - 20        3%    -     100%
                                                                      Durations 21 - 116       3%    -     100%
                                                                  Utilization rates            0%    -      25%
                                                                  Withdrawal rates           0.25%   -      10%
                                                                  Long-term equity           17.40%  -      25%
                                                                     volatilities
                                                                  Nonperformance risk        0.04%   -     0.57%
                                                                      spread

                                                                                                 December 31, 2015
                                                                                             --------------------------
                                                                       Significant                              Weighted
                                         Valuation Techniques      Unobservable Inputs           Range         Average (1)
                                      --------------------------- -----------------------    -------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           39   -     96       60
                                                                  Delta spread
                                                                      adjustments (5)         (65)  -     240      37
                                      Market pricing              Quoted prices (4)            --   -     385      125
                                      Consensus pricing           Offered quotes (4)          100   -     119      103
                                      -------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            19   -     121      92
                                      -------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            16   -     103      100
                                      Consensus pricing           Offered quotes (4)           97   -     105      99
                                      -------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)              307   -     307
                                                                  Repurchase rates (9)         --   -     --
                                      -------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               --   -     --
                                          techniques
                                      -------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          98   -     100
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      -------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)             17%   -     36%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)            70%   -     70%
                                      -------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              0%   -    0.09%
                                                                      Ages 41 - 60           0.04%  -    0.65%
                                                                      Ages 61 - 115          0.26%  -    100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10       0.25%  -    100%
                                                                      Durations 11 - 20        3%   -    100%
                                                                      Durations 21 - 116       3%   -    100%
                                                                  Utilization rates            0%   -     25%
                                                                  Withdrawal rates           0.25%  -     10%
                                                                  Long-term equity           17.40% -     25%
                                                                     volatilities
                                                                  Nonperformance risk        0.04%  -    0.52%
                                                                      spread

                                                                                                 Impact of
                                                                                              Increase in Input
                                                                       Significant             on Estimated
                                         Valuation Techniques      Unobservable Inputs        Fair Value (2)
                                      --------------------------- -----------------------    ------------------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)             Increase
                                                                  Delta spread
                                                                      adjustments (5)            Decrease
                                      Market pricing              Quoted prices (4)              Increase
                                      Consensus pricing           Offered quotes (4)             Increase
                                      --------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            Increase (6)
                                      --------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            Increase (6)
                                      Consensus pricing           Offered quotes (4)           Increase (6)
                                      --------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)               Increase (8)
                                                                  Repurchase rates (9)         Decrease (8)
                                      --------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               Increase (8)
                                          techniques
                                      --------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          Decrease (8)
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      --------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)              Increase (8)
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)
                                      --------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              Decrease (14)
                                                                      Ages 41 - 60             Decrease (14)
                                                                      Ages 61 - 115            Decrease (14)
                                                                  Lapse rates:
                                                                      Durations 1 - 10         Decrease (15)
                                                                      Durations 11 - 20        Decrease (15)
                                                                      Durations 21 - 116       Decrease (15)
                                                                  Utilization rates            Increase (16)
                                                                  Withdrawal rates               (17)
                                                                  Long-term equity             Increase (18)
                                                                     volatilities
                                                                  Nonperformance risk          Decrease (19)
                                                                      spread

-------------

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2) The impact of a decrease in input would have the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5) Range and weighted average are presented in basis points.

(6) Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(9) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(11)At both December 31, 2016 and 2015, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

   The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------------
                                                        Fixed Maturity Securities
                                         -------------------------------------------------------
                                                                        State and                                   FVO and
                                                         Structured     Political     Foreign        Equity         Trading
                                          Corporate (1)   Securities    Subdivision   Government    Securities    Securities (2)
                                         -------------- ------------  ------------- ------------  ------------  ----------------
                                                                              (In millions)
Balance, January 1, 2015................   $     8,528   $     5,570   $        --   $       202   $       215     $        31
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................            38           101            --             1            12              (1)
Total realized/unrealized gains
 (losses) included in AOCI..............          (399)          (67)           --            (1)          (53)             --
Purchases (5)...........................         1,546         1,393            33           120           127              --
Sales (5)...............................        (1,018)       (1,205)           --            (1)          (61)             (1)
Issuances (5)...........................            --            --            --            --            --              --
Settlements (5).........................            --            --            --            --            --              --
Transfers into Level 3 (7)..............           635            32            --            --            88              --
Transfers out of Level 3 (7)............        (1,048)       (1,408)           --           (46)           --              --
                                          ------------  ------------  ------------  ------------  ------------    ------------
Balance, December 31, 2015..............         8,282         4,416            33           275           328              29
Total realized/unrealized gains
 (losses) included in net income (loss)
 (3) (4)................................            --           100             1            --           (24)              2
Total realized/unrealized gains
 (losses) included in AOCI..............           (39)           47             2            (1)           21              --
Purchases (5)...........................         1,967         1,821            --             7            23              --
Sales (5)...............................        (1,226)       (1,339)           --           (40)          (15)             (5)
Issuances (5)...........................            --            --            --            --            --              --
Settlements (5).........................            --            --            --            --            --              --
Transfers into Level 3 (7)..............           848            18             7            --           282              --
Transfers out of Level 3 (7)............          (993)         (522)          (33)         (220)         (195)             (5)
                                          ------------  ------------  ------------  ------------  ------------    ------------
Balance, December 31, 2016..............   $     8,839   $     4,541   $        10   $        21   $       420     $        21
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2014: (8)..............................   $        (4)  $        42   $        --   $         1   $        (5)    $        --
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (8)..............................   $         7   $       102   $        --   $         1   $        --     $        --
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (8)..............................   $        --   $       101   $         1   $        --   $       (29)    $         2
                                          ============  ============  ============  ============  ============    ============
Gains (Losses) Data for the year ended
 December 31, 2014
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................   $        (5)  $        12   $        --   $       (49)  $         7     $        --
Total realized/unrealized gains
 (losses) included in AOCI..............   $       218   $       103   $        --   $        22   $         2     $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ------------------------------------------------------------------------------------------
                                   Residential                                         Separate
                      Short-term     Mortgage          Net           Net Embedded      Account        Long-term
                      Investments   Loans - FVO   Derivatives (9)   Derivatives (10)  Assets (11)      Debt
                     ------------  ------------  ---------------- ------------------ ------------  ------------
                                                            (In millions)
Balance, January 1,
 2015...............  $       230   $       308     $         6       $       (67)    $     1,615   $       (35)
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4).....           --            20             (27)              447              15            --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           --            --              (2)               --              --            --
Purchases (5).......          200           136               3                --             348            --
Sales (5)...........           --          (121)             --                --            (344)           --
Issuances (5).......           --            --              --                --              98           (38)
Settlements (5).....           --           (29)             (3)             (194)            (60)           37
Transfers into
 Level 3 (7)........           --            --              --                --               1            --
Transfers out of
 Level 3 (7)........         (230)           --              --                --            (153)           --
                     ------------  ------------    ------------      ------------    ------------  ------------
Balance,
 December 31, 2015..          200           314             (23)              186           1,520           (36)
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4) (6).           --             8            (168)             (870)             (2)           --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           --            --            (366)               --              --            --
Purchases (5).......           28           297              27                --             375            --
Sales (5)...........           (3)          (11)             --                --            (474)           --
Issuances (5).......           --            --              --                --              62           (46)
Settlements (5).....           --           (42)            (29)             (209)            (51)            8
Transfers into
 Level 3 (7)........           --            --              --                --              19            --
Transfers out of
 Level 3 (7)........         (200)           --              --                --            (308)           --
                     ------------  ------------    ------------      ------------    ------------  ------------
Balance,
 December 31, 2016..  $        25   $       566     $      (559)      $      (893)    $     1,141   $       (74)
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014:
 (8)................  $        --   $        20     $         8       $      (115)    $        --   $        --
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2015:
 (8)................  $        --   $        20     $       (24)      $       461     $        --   $        --
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2016:
 (8)................  $        --   $         8     $      (166)      $      (863)    $        --   $        --
                     ============  ============    ============      ============    ============  ============
Gains (Losses) Data
 for the year ended
 December 31, 2014
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4).....  $        (1)  $        20     $         1       $      (144)    $       102   $        --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...  $        --   $        --     $        40       $        --     $        --   $        --

-------------

(1) Comprised of U.S. and foreign corporate securities.

(2) Comprised of FVO general account securities, FVO securities held by CSEs and actively traded securities.

(3) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements. Sales for the year ended December 31, 2016 included financial instruments related to the disposition of NELICO and GALIC of $345 million for corporate securities, $117 million for structured securities, $38 million for foreign government securities and less than $1 million for equity securities. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(6) Includes $420 million for net embedded derivatives for the year ended December 31, 2016 related to the disposition of NELICO and GALIC. See Note 3.

(7) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(9) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(10)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(11)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                             December 31,
                                                                                         ---------------------
                                                                                            2016       2015
                                                                                         ---------- ----------
                                                                                             (In millions)
Unpaid principal balance................................................................  $     794  $     436
Difference between estimated fair value and unpaid principal balance....................      (228)      (122)
                                                                                         ---------- ----------
  Carrying value at estimated fair value................................................  $     566  $     314
                                                                                         ========== ==========
Loans in nonaccrual status..............................................................  $     214  $     122
Loans more than 90 days past due........................................................  $     137  $      72
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................  $   (150)  $    (52)

     The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                                               Long-term Debt of
                                          Long-term Debt                          CSEs - FVO
                               ------------------------------------- -------------------------------------
                                December 31, 2016  December 31, 2015  December 31, 2016  December 31, 2015
                               ------------------ ------------------ ------------------ ------------------
                                                              (In millions)
Contractual principal balance.           $     71           $     82           $     25           $     24
Difference between estimated
 fair value and contractual
 principal balance............                  3                  4               (13)               (13)
                               ------------------ ------------------ ------------------ ------------------
 Carrying value at estimated
   fair value (1).............           $     74           $     86           $     12           $     11
                               ================== ================== ================== ==================

-------------

(1) Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

   The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                      At December 31,                         Years Ended December 31,
                                         ------------------------------------------ --------------------------------------------
                                               2016          2015           2014         2016           2015           2014
                                         ------------- ------------- -------------- -------------- -------------- --------------
                                              Carrying Value After Measurement                     Gains (Losses)
                                         ------------------------------------------ --------------------------------------------
                                                                                  (In millions)
Mortgage loans (1)......................  $          8 $          40 $           94  $          -- $          (1) $            2
Other limited partnership interests (2).  $         95 $          57 $          109  $        (59) $         (31) $         (70)
Other assets (3)........................  $         -- $          -- $           --  $        (30) $           -- $           --

-------------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2016 and 2015 were not significant.

(3)During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc. ("MSI"), a wholly-owned subsidiary of MetLife, Inc. See Note 18.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2016
                                             -------------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          -----------------------------------
                                                                                                 Total
                                               Carrying                                        Estimated
                                                Value         Level 1     Level 2     Level 3  Fair Value
                                             ------------ ----------- ----------- ----------- ------------
                                                                     (In millions)
Assets
Mortgage loans..............................  $    55,994 $        -- $        -- $    57,171  $    57,171
Policy loans................................  $     5,945 $        -- $       258 $     6,695  $     6,953
Real estate joint ventures..................  $         4 $        -- $        -- $        26  $        26
Other limited partnership interests.........  $       336 $        -- $        -- $       362  $       362
Other invested assets.......................  $     2,263 $        -- $     2,151 $       151  $     2,302
Premiums, reinsurance and other receivables.  $    14,888 $        -- $       368 $    15,421  $    15,789
Liabilities
Policyholder account balances...............  $    72,944 $        -- $        -- $    74,052  $    74,052
Long-term debt..............................  $     1,503 $        -- $     1,755 $        --  $     1,755
Other liabilities...........................  $    14,731 $        -- $       894 $    13,920  $    14,814
Separate account liabilities................  $    65,545 $        -- $    65,545 $        --  $    65,545

                                                                   December 31, 2015
                                             -------------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          -----------------------------------
                                                                                                 Total
                                               Carrying                                        Estimated
                                                Value         Level 1     Level 2     Level 3  Fair Value
                                             ------------ ----------- ----------- ----------- ------------
                                                                     (In millions)
Assets
Mortgage loans..............................  $    53,408 $        -- $        -- $    54,969  $    54,969
Policy loans................................  $     8,134 $        -- $       330 $     9,539  $     9,869
Real estate joint ventures..................  $        12 $        -- $        -- $        39  $        39
Other limited partnership interests.........  $       467 $        -- $        -- $       553  $       553
Other invested assets.......................  $     2,372 $        -- $     2,197 $       202  $     2,399
Premiums, reinsurance and other receivables.  $    13,879 $        -- $       229 $    14,610  $    14,839
Liabilities
Policyholder account balances...............  $    71,331 $        -- $        -- $    73,506  $    73,506
Long-term debt..............................  $     1,618 $        -- $     1,912 $        --  $     1,912
Other liabilities...........................  $    19,545 $        -- $       323 $    19,882  $    20,205
Separate account liabilities................  $    60,767 $        -- $    60,767 $        --  $    60,767

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided on the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

     Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding was as follows:

                                                                                       December 31,
                                                          -----------------------------------------------------------------------

                     Interest Rates (1)                                  2016                                2015
                    --------------------                  ----------------------------------- -----------------------------------

                                                                           Unamor-                             Unamor-
                                                                   Unamo-   tized                     Unamor-   tized
                                Weighted                   Face    rtized  Issuance  Carrying  Face    tized   Issuance Carrying
                       Range    Average     Maturity       Value  Discount  Costs     Value    Value  Discount  Costs   Value (2)
                    ----------- -------- --------------   ------- -------- --------- -------- ------- -------- -------- ---------
                                                                                       (In millions)
Surplus notes -
 affiliated........ 7.38% 7.38%  7.38%        2037         $  700  $  (5)   $    (5)  $   690  $  700  $  (5)   $  (5)   $   690
Surplus notes (3).. 7.63% 7.88%  7.83%   2024  -     2025     400     (1)        (2)      397     507     (5)      (2)       500
Senior notes -
 affiliated........ 1.01% 2.71%  1.94%         --              --      --         --       --      50      --       --        50
Other notes........ 1.62% 6.49%  4.12%   2017  -     2031     494      --        (4)      490     457      --      (5)       452
                                                          ------- -------  --------- -------- ------- -------  -------  --------
Total long-term
 debt (4)..........                                         1,594     (6)       (11)    1,577   1,714    (10)     (12)     1,692
                                                          ------- -------  --------- -------- ------- -------  -------  --------
 Total short-term
  debt.............                                           100      --         --      100     100      --       --       100
                                                          ------- -------  --------- -------- ------- -------  -------  --------
  Total............                                        $1,694  $  (6)   $   (11)  $ 1,677  $1,814  $ (10)   $ (12)   $ 1,792
                                                          ======= =======  ========= ======== ======= =======  =======  ========

-------------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2016.

(2)Net of $12 million of unamortized issuance costs, which were reported in other assets at December 31, 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


(3)In December 2016, the $107 million 7.625% surplus notes were deconsolidated due to the disposition of GALIC. See Note 3.

(4)Excludes $12 million and $11 million of long-term debt relating to CSEs -- FVO at December 31, 2016 and 2015, respectively. See Note 10.

   The aggregate maturities of long-term debt at December 31, 2016 for the next five years and thereafter are $20 million in 2017, $0 in each of 2018 and 2019, $346 million in 2020, $0 in 2021 and $1.2 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

Debt Issuance -- Other Notes

   In December 2015, MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, entered into a five-year credit agreement (the "MPEH Credit Agreement") and borrowed $350 million under term loans that mature in December 2020. The loans bear interest at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. In connection with the borrowing, $6 million of costs were incurred which have been capitalized and are being amortized over the term of the loans. Additionally, the MPEH Credit Agreement provides for MPEH to borrow up to $100 million on a revolving basis at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. There were no revolving loans outstanding under the MPEH Credit Agreement at both December 31, 2016 and 2015. Term loans and revolving loans borrowed under the MPEH Credit Agreement are non-recourse to Metropolitan Life Insurance Company.

Debt Repayments

   In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to Brighthouse Insurance due in January 2016.

   In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

   In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

   During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to Brighthouse Insurance due in January 2020.

   In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to Brighthouse Insurance due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to Brighthouse Insurance due in January 2017.

   In September 2014, the Company repaid in cash, at maturity, $217 million of surplus notes issued to MetLife Mexico S.A. The redemption was approved by the Superintendent.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                      -----------------------------
                                           2016           2015
                                      -------------- --------------
                                          (Dollars in millions)
            Commercial paper.........  $         100  $         100
            Average daily balance....  $         100  $         100
            Average days outstanding.        40 days        68 days

   During the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate on short-term debt was 0.42%, 0.15% and 0.10%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


Interest Expense

   Interest expense included in other expenses was $112 million, $122 million and $150 million for the years ended December 31, 2016, 2015 and 2014, respectively. These amounts include $52 million, $67 million and $88 million of interest expense related to affiliated debt for the years ended December 31, 2016, 2015 and 2014, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

Credit and Committed Facilities

     At December 31, 2016, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $4.0 billion unsecured revolving credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company, had access to a committed bank facility of MetLife, Inc., which provides letters of credit for the benefit of certain affiliates of MetLife, Inc., including Metropolitan Life Insurance Company and certain of its subsidiaries, subject to bank consent (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

  Credit Facility

     The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $8 million, $4 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2016 was as follows:

                                                                             Letters of Credit
                                                               Maximum          Used by the      Letters of Credit
 Borrower(s)                                Expiration         Capacity         Company (1)    Used by Affiliates (1) Drawdowns
---------------------------------------- ----------------- ----------------- ----------------- ---------------------- ----------
                                                                                              (In millions)
MetLife, Inc. and MetLife Funding, Inc.. May 2019 (2) (3)   $  4,000 (2) (3)    $        202       $          528      $      --

                                            Unused
 Borrower(s)                              Commitments
---------------------------------------- -------------

MetLife, Inc. and MetLife Funding, Inc..  $      3,270

-------------

(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2016 and is not responsible for any reimbursement obligations under such letters of credit.

(2)All borrowings under the Credit Facility must be repaid by May 30, 2019, except that letters of credit outstanding upon termination may remain outstanding until May 30, 2020.

(3)In December 2016, MetLife, Inc. and MetLife Funding entered into an agreement to amend their existing $4.0 billion unsecured revolving credit facility, which provides, among other things, that the facility will be amended and restated upon the completion of the proposed Separation and the satisfaction of certain other conditions. As amended and restated, the unsecured revolving credit facility will provide for borrowings and the issuance of letters of credit in an aggregate amount of up to $3.0 billion. All borrowings under this amended unsecured revolving credit facility must be repaid by December 20, 2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

  Committed Facility

     The letters of credit issued under the Committed Facility are used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with the Committed Facility were $4 million for each of the years ended December 31, 2016, 2015 and 2014 and were included in other expenses. Missouri Reinsurance, Inc. had $255 million in letters of credit outstanding and there was no remaining availability under the Committed Facility at December 31, 2016. The Committed Facility matures on June 20, 2018. In addition to the Committed Facility, see "-- Debt Issuance -- Other Notes" for information about an undrawn line of credit facility in the amount of $100 million.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity


Stock-Based Compensation Plans

     The Company does not issue any awards payable in its common stock or options to purchase its common stock.

     An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense relate to Stock Options, Performance Shares, and Restricted Stock Units under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

     The Company's expense related to stock-based compensation included in other expenses was $89 million, $85 million and $100 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Statutory Equity and Income

   See Note 3 for information on the disposition of NELICO and GALIC.

   The states of domicile of Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries each impose risk-based capital ("RBC") requirements that were developed by the National Association of Insurance
Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries were each in excess of 400% for all periods presented.

   Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $37 million and the aggregate actual regulatory capital and surplus was $493 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

   New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of MLIC for the years ended December 31, 2016 and 2015 by an amount of $909 million and $1.2 billion, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   The tables below present amounts from Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries, which are derived from their respective statutory-basis financial statements as filed with the insurance regulators.

   Statutory net income (loss) was as follows:

                                                                      Years Ended December 31,
                                                                 -----------------------------------
 Company                                       State of Domicile    2016        2015        2014
-------------------------------------------- ------------------- ----------- ----------- -----------
                                                                            (In millions)
Metropolitan Life Insurance Company (1).....      New York        $    3,444  $    3,703  $    1,487
New England Life Insurance Company (1)......    Massachusetts            N/A  $      157  $      303
General American Life Insurance Company (1).      Missouri               N/A  $      204  $      129

-------------

(1)In December 2016, MLIC distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

   Statutory capital and surplus was as follows at:

                                                        December 31,
                                                -----------------------------
    Company                                          2016           2015
   -------------------------------------------- -------------- --------------
                                                        (In millions)
   Metropolitan Life Insurance Company (1).....  $      11,195  $      14,485
   New England Life Insurance Company (1)......            N/A  $         632
   General American Life Insurance Company (1).            N/A  $         984

-------------

(1)In December 2016, MLIC distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2017               2016              2015
                                     ------------------- ---------------- ------------------
                                       Permitted Without
 Company                                  Approval           Paid (1) (2)        Paid (1)
------------------------------------ ------------------- ---------------- ------------------
                                                          (In millions)
Metropolitan Life Insurance Company.   $         2,723    $         5,740  $           1,489

-------------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)In 2016, MLIC paid an ordinary cash dividend to MetLife, Inc. in the amount of $3.6 billion. In addition, in December 2016, MLIC distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of each of NELICO and GALIC in the amount of $981 million and $1.2 billion, respectively, as calculated on a statutory basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Effective for dividends paid during 2016 and going forward, the New York Insurance Law was amended permitting Metropolitan Life Insurance Company without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)" excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   The table below sets forth the dividends paid by Metropolitan Life Insurance Company's former U.S. insurance subsidiaries to Metropolitan Life Insurance Company without regulatory approval:

                                                     2017               2016               2015
                                              ------------------- ----------------- ------------------
                                                Permitted Without
 Company                                         Approval (1)            Paid (2)           Paid (2)
--------------------------------------------- ------------------- ----------------- ------------------
                                                                   (In millions)
 New England Life Insurance Company (1)......         N/A          $             --  $             199
 General American Life Insurance Company (1).         N/A          $             --  $              --

-------------

(1)As MLIC distributed all of the issued and outstanding common stock of each of NELICO and GALIC to MetLife, Inc. in December 2016, there are no dividend amounts that may be paid to Metropolitan Life Insurance Company in 2017. See
   Note 3.

(2)Includes all amounts paid, including those requiring regulatory approval.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, was as follows:

                                              Unrealized                        Foreign       Defined
                                           Investment Gains     Unrealized     Currency       Benefit
                                           (Losses), Net of   Gains (Losses)  Translation      Plans
                                          Related Offsets (1) on Derivatives   Adjustments   Adjustment        Total
                                         -------------------- -------------- ------------- --------------  -------------
                                                                          (In millions)
Balance at December 31, 2013............     $      3,468      $        236    $       31   $      (1,577)  $      2,158
OCI before reclassifications............            4,095               606           (44)         (1,181)         3,476
Deferred income tax benefit (expense)...           (1,409)             (212)           10             406         (1,205)
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            6,154               630           (3)          (2,352)         4,429
Amounts reclassified from AOCI..........               70               682            --             180            932
Deferred income tax benefit (expense)...              (24)             (239)           --             (64)          (327)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................               46               443            --             116            605
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2014............            6,200             1,073            (3)         (2,236)         5,034
OCI before reclassifications............           (4,839)              (19)         (101)            113         (4,846)
Deferred income tax benefit (expense)...            1,715                 6            30             (40)         1,711
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            3,076             1,060           (74)         (2,163)         1,899
Amounts reclassified from AOCI..........              405               578            --             229          1,212
Deferred income tax benefit (expense)...             (144)             (202)           --             (80)          (426)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................              261               376            --             149            786
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2015............            3,337             1,436           (74)         (2,014)         2,685
OCI before reclassifications............              792              (141)          (11)             (4)           636
Deferred income tax benefit (expense)...             (286)               49             3              (5)          (239)
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            3,843             1,344           (82)         (2,023)         3,082
Amounts reclassified from AOCI..........               71               177            --             191            439
Deferred income tax benefit (expense)...              (26)              (62)           --             (60)          (148)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................               45               115            --             131            291
Dispositions (2)........................             (456)               --            23              30           (403)
Deferred income tax benefit (expense)...              160                --            (8)             (3)           149
                                            -------------     -------------   -----------  --------------  -------------
 Dispositions, net of income tax........             (296)               --            15              27           (254)
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2016............     $      3,592      $      1,459    $      (67)  $      (1,865)  $      3,119
                                            =============     =============   ===========  ==============  =============

-------------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2)See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                 Consolidated Statement of
                                                                                                      Operations and
                                                                                                Comprehensive Income (Loss)
 AOCI Components                                        Amounts Reclassified from AOCI                   Locations
-------------------------------------------------  ---------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                       2016          2015           2014
                                                   -----------   ------------   ------------
                                                                (In millions)
Net unrealized investment gains (losses):.........
Net unrealized investment gains (losses)..........  $       10    $      (208)   $      (103)  Net investment gains (losses)
Net unrealized investment gains (losses)..........          21             31             40   Net investment income
Net unrealized investment gains (losses)..........        (102)          (228)            (7)  Net derivative gains (losses)
                                                   -----------   ------------   ------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (71)          (405)           (70)
Income tax (expense) benefit......................          26            144             24
                                                   -----------   ------------   ------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (45)          (261)           (46)
                                                   ===========   ============   ============
Unrealized gains (losses) on derivatives -- cash
 flow hedges:
Interest rate swaps...............................          57             83             41   Net derivative gains (losses)
Interest rate swaps...............................          12             11              9   Net investment income
Interest rate forwards............................          (1)             4             (8)  Net derivative gains (losses)
Interest rate forwards............................           3              2              2   Net investment income
Foreign currency swaps............................        (251)          (679)          (725)  Net derivative gains (losses)
Foreign currency swaps............................          (1)            (1)            (2)  Net investment income
Credit forwards...................................           3              1             --   Net derivative gains (losses)
Credit forwards...................................           1              1              1   Net investment income
                                                   -----------   ------------   ------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................        (177)          (578)          (682)
Income tax (expense) benefit......................          62            202            239
                                                   -----------   ------------   ------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................        (115)          (376)          (443)
                                                   ===========   ============   ============
Defined benefit plans adjustment: (1).............
Amortization of net actuarial gains (losses)......        (198)          (233)          (180)
Amortization of prior service (costs) credit......           7              4             --
                                                   -----------   ------------   ------------
 Amortization of defined benefit plan items,
   before income tax..............................        (191)          (229)          (180)
Income tax (expense) benefit......................          60             80             64
                                                   -----------   ------------   ------------
 Amortization of defined benefit plan items, net
   of income tax..................................        (131)          (149)          (116)
                                                   ===========   ============   ============
 Total reclassifications, net of income tax.......  $     (291)   $      (786)   $      (605)
                                                   ===========   ============   ============

-------------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Expenses


   Information on other expenses was as follows:

                                                   Years Ended December 31,
                                         -------------------------------------------
                                              2016           2015           2014
                                         -------------  -------------  -------------
                                                        (In millions)
Compensation............................  $      2,116   $      2,056   $      2,257
Pension, postretirement and
 postemployment benefit costs...........           251            241            322
Commissions.............................           687            685            828
Volume-related costs....................           303            221             70
Affiliated expenses on ceded and
 assumed reinsurance....................           923            807          1,009
Capitalization of DAC...................          (332)          (482)          (424)
Amortization of DAC and VOBA............           441            742            695
Interest expense on debt................           112            122            151
Premium taxes, licenses and fees........           365            355            328
Professional services...................           924          1,133          1,013
Rent and related expenses, net of
 sublease income........................           133             87            128
Other (1)...............................          (120)           291           (306)
                                         -------------  -------------  -------------
 Total other expenses...................  $      5,803   $      6,258   $      6,071
                                         =============  =============  =============

-------------

(1)See Note 15 for information on the charge related to income tax for the year ended December 31, 2015.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

   See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

   In 2016, the Company completed a previous enterprise-wide strategic initiative. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                                 Years Ended December 31,
                              ----------------------------------------------------------------------------------------------
                                           2016                            2015                            2014
                              ------------------------------  ------------------------------  ------------------------------
                                         Lease and                       Lease and                       Lease and
                                           Asset                           Asset                           Asset
                              Severance  Impairment   Total   Severance  Impairment   Total   Severance  Impairment   Total
                              ---------  ----------  -------  ---------  ----------  -------  ---------  ----------  -------
                                                                  (In millions)
Balance at January 1,........  $     17     $     4   $   21   $     31   $       6   $   37   $     39   $       6   $   45
Restructuring charges........        --           1        1         52           4       56         66           8       74
Cash payments................       (17)         (4)     (21)       (66)         (6)     (72)       (74)         (8)     (82)
                              ---------  ----------  -------  ---------  ----------  -------  ---------  ----------  -------
Balance at December 31,......  $     --     $     1   $    1   $     17   $       4   $   21   $     31   $       6   $   37
                              =========    ========  =======  =========  ==========  =======  =========  ==========  =======
Total restructuring charges
 incurred since inception of
 initiative..................  $    306     $    47   $  353   $    306   $      46   $  352   $    254   $      42   $  296
                              =========    ========  =======  =========  ==========  =======  =========  ==========  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Obligations and Funded Status

                                                                                    December 31,
                                                        --------------------------------------------------------------------
                                                                       2016                               2015
                                                        ----------------------------------  --------------------------------
                                                                               Other                             Other
                                                            Pension         Postretirement     Pension        Postretirement
                                                            Benefits (1)      Benefits       Benefits (1)       Benefits
                                                        ----------------  ----------------  --------------  ----------------
                                                                                    (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................     $      9,760      $      1,905   $      10,262      $      2,129
Service costs..........................................              203                 9             217                15
Interest costs.........................................              415                82             404                88
Plan participants' contributions.......................               --                33              --                30
Net actuarial (gains) losses...........................              298              (119)           (626)             (233)
Divestitures, settlements and curtailments (2).........             (270)               (8)             --                --
Change in benefits and other...........................              (11)              (43)             --               (14)
Benefits paid..........................................             (558)             (117)           (497)             (109)
Effect of foreign currency translation.................               --                --              --                (1)
                                                        ----------------  ----------------  --------------  ----------------
  Benefit obligations at December 31,..................            9,837             1,742           9,760             1,905
                                                        ----------------  ----------------  --------------  ----------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            8,490             1,372           8,750             1,426
Actual return on plan assets...........................              620                75            (138)                3
Divestitures (2).......................................             (155)               --              --                --
Plan participants' contributions.......................               --                33              --                30
Employer contributions.................................              324                16             375                22
Benefits paid..........................................             (558)             (117)           (497)             (109)
                                                        ----------------  ----------------  --------------  ----------------
  Estimated fair value of plan assets at December 31,..            8,721             1,379           8,490             1,372
                                                        ----------------  ----------------  --------------  ----------------
  Over (under) funded status at December 31,...........     $     (1,116)     $       (363)  $      (1,270)     $       (533)
                                                        ================  ================  ==============  ================
Amounts recognized on the consolidated balance sheets:
Other assets...........................................     $         --      $         --   $          --      $         --
Other liabilities......................................           (1,116)             (363)         (1,270)             (533)
                                                        ----------------  ----------------  --------------  ----------------
  Net amount recognized................................     $     (1,116)     $       (363)  $      (1,270)     $       (533)
                                                        ================  ================  ==============  ================
AOCI:
Net actuarial (gains) losses...........................     $      2,839      $         93   $       2,894      $        221
Prior service costs (credit)...........................              (11)              (48)             (1)              (14)
                                                        ----------------  ----------------  --------------  ----------------
  AOCI, before income tax..............................     $      2,828      $         45   $       2,893      $        207
                                                        ================  ================  ==============  ================
  Accumulated benefit obligation.......................     $      9,557               N/A   $       9,439               N/A
                                                        ================                    ==============

-------------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion at both December 31, 2016 and 2015.

(2) Divestitures for the year ended December 31, 2016 include amounts related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


   Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                        December 31,
                                     -----------------------------------------------------------------
                                            2016             2015            2016             2015
                                       ------------    ------------     ------------    ------------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                          of Plan Assets                   of Plan Assets
                                     -------------------------------- --------------------------------
                                                                  (In millions)
Projected benefit obligations....... $      9,837     $      9,759    $      1,093     $      1,832
Accumulated benefit obligations..... $      9,557     $      9,439    $      1,046     $      1,751
Estimated fair value of plan assets. $      8,721     $      8,490    $         --     $        646

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                        Years Ended December 31,
                                         --------------------------------------------------------------------------------------
                                                     2016                         2015                         2014
                                         ---------------------------  ---------------------------  ----------------------------
                                                          Other                        Other                         Other
                                          Pension     Postretirement   Pension     Postretirement    Pension     Postretirement
                                          Benefits      Benefits       Benefits      Benefits        Benefits      Benefits
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
                                                                              (In millions)
Net periodic benefit costs:
Service costs...........................  $     203         $      9   $     217          $    15   $      200         $     14
Interest costs..........................        415               82         404               88          437               92
Settlement and curtailment costs (1)....          1               30          --               --           14                2
Expected return on plan assets..........       (527)             (74)       (538)             (80)        (475)             (75)
Amortization of net actuarial (gains)
 losses.................................        188               10         190               43          169               11
Amortization of prior service costs
 (credit)...............................         (1)              (6)         (1)              (3)           1               (1)
Allocated to affiliates.................        (64)              (9)        (59)             (18)         (54)             (11)
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total net periodic benefit costs
   (credit).............................        215               42         213               45          292               32
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
Other changes in plan assets and
 benefit obligations recognized in OCI:
Net actuarial (gains) losses............        176             (121)         50             (156)         996              222
Prior service costs (credit)............        (11)             (40)         --               (7)         (18)             (12)
Dispositions (2)........................        (32)               2          --               --           --               --
Amortization of net actuarial (gains)
 losses.................................       (188)             (10)       (190)             (43)        (169)             (11)
Amortization of prior service (costs)
 credit.................................          1                6           1                3           (1)               1
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total recognized in OCI................        (54)            (163)       (139)            (203)         808              200
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total recognized in net periodic
   benefit costs and OCI................  $     161         $   (121)  $      74          $  (158)  $    1,100         $    232
                                         ==========  ===============  ==========  ===============  ===========  ===============

-------------

(1) The Company recognized curtailment charges on certain postretirement benefit plans in connection with the sale to MassMutual of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MSI. See Note 18.

(2) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $175 million and ($1) million, and $0 and ($22) million, respectively.

  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2016
Weighted average discount rate.....        4.30%                      4.45%
Rate of compensation increase......    2.25% - 8.50%                   N/A
December 31, 2015
Weighted average discount rate.....        4.50%                      4.60%
Rate of compensation increase......    2.25% - 8.50%                   N/A

     Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2016
Weighted average discount rate..........................        4.13%                      4.37%
Weighted average expected rate of return on plan assets.        6.00%                      5.53%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                      4.10%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2014
Weighted average discount rate..........................        5.15%                      5.15%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    3.50% - 7.50%                   N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in that plan's valuation in 2017 is currently anticipated to be 6.00% for pension benefits and 5.35% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2016                   2015
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................      6.8%          13%      6.3%        10.3%
Ultimate rate to which cost increase is assumed to decline.      4.0%         4.3%      4.2%         4.6%
Year in which the ultimate trend rate is reached...........      2077         2092      2086         2091

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2016:

                                                            One Percent   One Percent
                                                            Increase      Decrease
                                                          ------------- -------------
                                                                 (In millions)
Effect on total of service and interest costs components.    $       12  $       (10)
Effect of accumulated postretirement benefit obligations.    $      215  $      (177)

  Plan Assets

     The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

     The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2016 for the Invested Plans:

                                                            December 31,
                          ---------------------------------------------------------------------------------
                                            2016                                     2015
                          ---------------------------------------------------------------------------------
                                               Other Postretirement                    Other Postretirement
                             Pension Benefits         Benefits (2)    Pension Benefits       Benefits (2)
                          -------------------- -------------------- ------------------ --------------------
                                     Actual               Actual          Actual              Actual
                            Target  Allocation   Target  Allocation     Allocation          Allocation
                          -------- ----------- -------- ----------- ------------------ --------------------
Asset Class (1)
Fixed maturity securities   82%          81%        76%         76%                75%                  75%
Equity securities (3)....   10%          11%        24%         24%                15%                  25%
Alternative
 securities (4)..........    8%           8%        --%         --%                10%                  --%
                                   -----------          ----------- ------------------ --------------------
 Total assets............               100%                   100%               100%                 100%
                                   ===========          =========== ================== ====================

-------------

(1) Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2) Other postretirement benefits do not reflect postretirement life's plan assets invested in fixed maturity securities.

(3) Equity securities percentage includes derivative assets.

(4) Alternative securities primarily include hedges, private equity and real estate funds.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    December 31, 2016
                                   ------------------------------------------------------------------------------------
                                                Pension Benefits                    Other Postretirement Benefits
                                   ------------------------------------------ -----------------------------------------
                                        Fair Value Hierarchy                      Fair Value Hierarchy
                                   ------------------------------             -----------------------------
                                                                     Total                                     Total
                                                                   Estimated                                 Estimated
                                     Level 1   Level 2    Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  3,406    $   --    $  3,406    $   20    $  305    $  --     $    325
U.S. government bonds.............    1,655          4        --       1,659       210         1       --          211
Foreign bonds.....................       --        775        --         775        --        72       --           72
Federal agencies..................       --        196        --         196        --        28       --           28
Municipals........................       --        313        --         313        --        23       --           23
Short-term investments............      118        212        --         330        13       416       --          429
Other (1).........................       --        362         9         371        --        55       --           55
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,773      5,268         9       7,050       243       900       --        1,143
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      474         --        --         474       113        --       --          113
Common stock - foreign............      380         --        --         380       122        --       --          122
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total equity securities.........      854         --        --         854       235        --       --          235
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Other investments.................       --        105       634         739        --        --       --           --
Derivative assets.................       16         (2)       64          78         1        --       --            1
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,643   $  5,371    $  707    $  8,721    $  479    $  900    $  --     $  1,379
                                   ========= =========  ========= =========== ========= ========= ========= ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


                                                                    December 31, 2015
                                   -----------------------------------------------------------------------------------
                                               Pension Benefits                    Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------------------
                                       Fair Value Hierarchy                      Fair Value Hierarchy
                                   -----------------------------             -----------------------------
                                                                    Total                                     Total
                                                                  Estimated                                 Estimated
                                     Level 1   Level 2   Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  2,905   $   78    $  2,983    $   18    $  280    $    1    $    299
U.S. government bonds.............      994        493       --       1,487       193        12        --         205
Foreign bonds.....................       --        677       17         694        --        61        --          61
Federal agencies..................       --        228       --         228        --        34        --          34
Municipals........................       --        302       --         302        --        55        --          55
Short-term investments (2)........       10        304       --         314         1       431        --         432
Other (1), (2)....................        9        403        7         419        --        47        --          47
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,013      5,312      102       6,427       212       920         1       1,133
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      751         24       --         775       126        --        --         126
Common stock - foreign............      378         --       --         378       111        --        --         111
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total equity securities.........    1,129         24       --       1,153       237        --        --         237
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Other investments.................       --         84      722         806        --        --        --          --
Derivative assets.................       26          3       75         104         2        --        --           2
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,168   $  5,423   $  899    $  8,490    $  451    $  920    $    1    $  1,372
                                   ========= ========= ========= =========== ========= ========= ========= ===========

-------------

(1) Other primarily includes money market securities, mortgage-backed securities, collateralized mortgage obligations and ABS.

(2) The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  ----------------------------------------------------------------------
                                                                         Pension Benefits
                                                  ----------------------------------------------------------------------
                                                       Fixed Maturity Securities
                                                  ----------------------------------------
                                                                   Foreign                      Other         Derivative
                                                    Corporate       Bonds       Other (1)     Investments      Assets
                                                  -----------    ----------   -----------   -------------   ------------
                                                                          (In millions)
Balance, January 1, 2015.........................  $      80     $      17      $      8      $      743      $      72
Realized gains (losses)..........................          1            --            --              --            (11)
Unrealized gains (losses)........................         (5)           --             1              55             (9)
Purchases, sales, issuances and settlements, net.          8             1            (1)            (76)            23
Transfers into and/or out of Level 3.............         (6)           (1)           (1)             --             --
                                                  -----------   ----------    -----------   -------------   ------------
Balance, December 31, 2015.......................  $      78     $      17      $      7      $      722      $      75
Realized gains (losses)..........................          3            --            --              (1)             3
Unrealized gains (losses)........................          3            (4)            1              32            (18)
Purchases, sales, issuances and settlements, net.        (22)           (3)           --            (119)             6
Transfers into and/or out of Level 3.............        (62)          (10)            1              --             (2)
                                                  -----------   ----------    -----------   -------------   ------------
Balance, December 31, 2016.......................  $      --     $      --      $      9      $      634      $      64
                                                  ===========   ==========    ===========   =============   ============

-------------

(1) Other includes ABS and collateralized mortgage obligations.

     Other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant for the years ended December 31, 2016 and 2015.

  Expected Future Contributions and Benefit Payments

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2017. The Company expects to make discretionary contributions to the qualified pension plan of $225 million in 2017. For information on employer contributions, see "-- Obligations and Funded Status."

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2017.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2017 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                  Pension Benefits   Other Postretirement Benefits
                                              -------------------- -------------------------------
                                                                 (In millions)
2017.........................................     $            534                  $           83
2018.........................................     $            547                  $           85
2019.........................................     $            559                  $           91
2020.........................................     $            580                  $           93
2021.........................................     $            587                  $           95
2022-2026....................................     $          3,210                  $          494

  Additional Information

     As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $57 million, $55 million and $50 million for the years ended December 31, 2016, 2015 and 2014, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $660 million, ($130) million and $1.2 billion for the years ended December 31, 2016, 2015 and 2014, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $68 million for the years ended December 31, 2016, 2015 and 2014, respectively.

15. Income Tax

   The provision for income tax from continuing operations was as follows:

                                           Years Ended December 31,
                                    --------------------------------------
                                        2016        2015         2014
                                    -----------  ----------- -------------
                                                (In millions)
     Current:
     Federal.......................  $      675   $    1,384  $        901
     State and local...............           5           20             3
     Foreign.......................          40           36            74
                                    -----------  ----------- -------------
       Subtotal....................         720        1,440           978
                                    -----------  ----------- -------------
     Deferred:
     Federal.......................        (531)         315           538
     Foreign.......................          18           27            16
                                    -----------  ----------- -------------
       Subtotal....................        (513)         342           554
                                    -----------  ----------- -------------
       Provision for income tax
        expense (benefit)..........  $      207   $    1,782  $      1,532
                                    ===========  =========== =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                           Years Ended December 31,
                                           ------------------------
                                             2016    2015    2014
                                           -------  ------- -------
                                                (In millions)
            Income (loss) from continuing
              operations:
            Domestic......................  $2,401   $4,467  $5,335
            Foreign.......................    (438)      72      56
                                           -------  ------- -------
              Total.......................  $1,963   $4,539  $5,391
                                           =======  ======= =======

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                           Years Ended December 31,
                                           ------------------------
                                            2016     2015     2014
                                           ------  -------  -------
                                                 (In millions)
            Tax provision at U.S.
              statutory rate..............  $ 687   $1,589   $1,887
            Tax effect of:
            Dividend received deduction...    (79)     (82)     (82)
            Tax-exempt income.............    (38)     (24)     (40)
            Prior year tax (1)............    (33)     558       11
            Low income housing tax credits   (270)    (221)    (205)
            Other tax credits.............    (98)     (68)     (66)
            Foreign tax rate differential.      1       (4)      --
            Change in valuation allowance.     (1)      (1)      --
            Other, net....................     38       35       27
                                           ------  -------  -------
              Provision for income tax
               expense (benefit)..........  $ 207   $1,782   $1,532
                                           ======  =======  =======

-------------

(1) As discussed further below, for the year ended December 31, 2015, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                   ---------------------
                                                       2016       2015
                                                   -----------  --------
                                                       (In millions)
       Deferred income tax assets:
       Policyholder liabilities and receivables...  $      174   $ 1,888
       Net operating loss carryforwards...........          27        26
       Employee benefits..........................         828       922
       Tax credit carryforwards...................         947       700
       Litigation-related and government mandated.         212       231
       Other......................................         460       438
                                                   -----------  --------
        Total gross deferred income tax assets....       2,648     4,205
       Less: Valuation allowance..................          20        21
                                                   -----------  --------
        Total net deferred income tax assets......       2,628     4,184
                                                   -----------  --------
       Deferred income tax liabilities:...........
       Investments, including derivatives.........       1,234     3,025
       Intangibles................................          53        53
       DAC........................................       1,150     1,461
       Net unrealized investment gains............       2,693     2,528
       Other......................................           1         5
                                                   -----------  --------
        Total deferred income tax liabilities.....       5,131     7,072
                                                   -----------  --------
        Net deferred income tax asset (liability).  $   (2,503)  $(2,888)
                                                   ===========  ========

   The Company also has recorded a valuation allowance benefit of $1 million related to certain state net operating loss carryforwards for the year ended December 31, 2016. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2016.

                                   Net Operating Loss Carryforwards
                                 ----------------------------------
                                     Domestic           State
                                 ------------     -------------
                                       (In millions)
                    Expiration:
                    2017-2021...  $        --      $         38
                    2022-2026...           --                59
                    2027-2031...           --                29
                    2032-2036...           19                 2
                    Indefinite..           --                --
                                 ------------     -------------
                                  $        19      $        128
                                 ============     =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2016.

                                                 Tax Credit Carryforwards
                                    --------------------------------------------------
                                    General Business
                                        Credits      Foreign Tax Credits     Other
                                    ---------------- ------------------- -------------
                                                      (In millions)
Expiration:
2017-2021..........................     $         --        $         --  $         --
2022-2026..........................               --                 187            --
2027-2031..........................              178                  --            --
2032-2036..........................              661                  --            --
Indefinite.........................               --                  --           149
                                    ---------------- ------------------- -------------
                                        $        839        $        187  $        149
                                    ================ =================== =============

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included ($60) million, and $124 million for the years ended December 31, 2016 and 2015, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed -- in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see note (1) below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements. The IRS audit cycle for the years 2007-2009, which began in December of 2015, is scheduled to conclude in 2017.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                          Years Ended December 31,
                                                                               ---------------------------------------------
                                                                                    2016            2015            2014
                                                                               -------------  ---------------  -------------
                                                                                               (In millions)
Balance at January 1,.........................................................  $      1,075   $          546   $        532
Additions for tax positions of prior years (1)................................             7              558             27
Reductions for tax positions of prior years (2)...............................          (109)              --            (13)
Additions for tax positions of current year...................................             6                4              3
Settlements with tax authorities..............................................           (48)             (33)            (3)
                                                                               -------------  ---------------  -------------
Balance at December 31,.......................................................  $        931   $        1,075   $        546
                                                                               =============  ===============  =============
Unrecognized tax benefits that, if recognized would impact the effective rate.  $        931   $        1,060   $        497
                                                                               =============  ===============  =============

-------------

(1) The significant increase in 2015 is related to a non-cash charge the Company recorded to net income of $792 million, net of tax. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

(2) Included for 2016 is the impact of the dividend by Metropolitan Life Insurance Company of all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                                      Years Ended December 31,
                                                                               ---------------------------------------
                                                                                   2016          2015         2014
                                                                               ------------- ------------ ------------
                                                                                            (In millions)
Interest recognized on the consolidated statements of operations (1).......... $        (33) $        382 $         37

                                                                                                   December 31,
                                                                                             -------------------------
                                                                                                 2016         2015
                                                                                             ------------ ------------
                                                                                                   (In millions)
Interest included in other liabilities on the consolidated balance sheets (1).               $        606 $        647

-------------

(1) The significant increase in 2015 is related to the non-cash charge discussed above.

   The Company had no penalties for the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

   Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2016, 2015 and 2014, the Company recognized an income tax benefit of $75 million, $76 million and $92 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2016. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $275 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                             --------------------------------------------
                                                  2016           2015           2014
                                             -------------- -------------- --------------
                                                (In millions, except number of claims)
Asbestos personal injury claims at year end.         67,223         67,787         68,460
Number of new claims during the year........          4,146          3,856          4,636
Settlement payments during the year (1).....  $        50.2  $        56.1  $        46.0

-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2014, Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $690 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2016.

   Regulatory Matters

      The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
     Florida

        In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform Site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

     Sales Practices Regulatory Matters.

        Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

   Unclaimed Property Litigation

     West Virginia Lawsuits

      On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest and penalties. On
   January 31, 2017, the parties entered into a settlement agreement resolving these actions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Total Control Accounts Litigation

        Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits.

     Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17,
     2014)

        Plaintiff filed this putative class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a retained asset account, known as a TCA, to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. On September 27, 2016, the court denied Metropolitan Life Insurance Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. The Company intends to defend this action vigorously.

   Reinsurance Litigation

     Robainas, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., December 16, 2014)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). Two similar actions were subsequently filed, Yale v. Metropolitan Life Ins. Co. (S.D.N.Y., January 12, 2015) and International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Ins. Co. (E.D.N.Y., February 2, 2015). Both of these actions were consolidated with the Robainas action. The consolidated complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuit sought recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. On October 9, 2015, the court granted Metropolitan Life Insurance Company's motion to dismiss the consolidated complaint, finding that plaintiffs lacked Article III standing because they did not allege any concrete injury as a result of the alleged conduct. On February 23, 2017, the Second Circuit Court of Appeals affirmed this decision.

     Intoccia v. Metropolitan Life Insurance Company (S.D.N.Y., April 20, 2015)

        Plaintiffs filed this putative class action on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums for Guaranteed Benefits Insurance Riders attached to variable annuity contracts with Metropolitan Life Insurance Company from 2009 through 2015 (the "Annuities"). The court consolidated Weilert v. Metropolitan Life Ins. Co. (S.D.N.Y., April 30, 2015) with the Intoccia case, and the consolidated, amended complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under
     Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for Guaranteed Benefits Insurance Riders attached to the Annuities. The Court granted Metropolitan Life Insurance Company's motion to dismiss, adopting the reasoning of the Robainas decision. On February 23, 2017, the Second Circuit Court of Appeals affirmed this decision.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Other Litigation

     Sun Life Assurance Company of Canada Indemnity Claim

        In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company that were subsequently transferred to Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties agreed to consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing, and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

     Fauley v. Metropolitan Life Insurance Company, et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014).

        On September 28, 2016, the Illinois Supreme Court denied an objector's petition for leave to appeal from an order approving Metropolitan Life Insurance Company's $23 million settlement of a class action alleging violation of the Telephone Consumer Protection Act. Metropolitan Life Insurance Company paid out the settlement funds in January 2017.

     Voshall v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

        Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

     Martin v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiff asserts causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiff seeks declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan Life Insurance Company's motion to dismiss. Plaintiffs have filed a notice appealing this ruling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Lau v. Metropolitan Life Insurance Company (S.D.N.Y. filed, December 3,
     2015)

        This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The Company intends to defend this action vigorously.

     Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
     2016)

        Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and Deceptive Business Practices Act, based on Metropolitan Life Insurance Company's class-wide increase in premiums charged for long-term care insurance policies. Plaintiff alleges a class consisting of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature and whose premium rates were increased after age 65. Plaintiff asserts that premiums could not be increased for these class members and/or that marketing material was misleading as to Metropolitan Life Insurance Company's right to increase premiums. Plaintiff seeks unspecified compensatory, statutory and punitive damages as well as recessionary and injunctive relief. On March 9, 2017, the court granted Metropolitan Life Insurance Company's motion to dismiss, without prejudice. The Company intends to defend this action vigorously.

     Sales Practices Claims

        Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Assets and liabilities held for insolvency assessments were as follows:

                                                                             December 31,
                                                                       -------------------------
                                                                           2016         2015
                                                                       ------------ ------------
                                                                             (In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments.  $        24  $        29
Premium tax offsets currently available for paid assessments..........           32           50
                                                                       ------------ ------------
  Total...............................................................  $        56  $        79
                                                                       ============ ============
Other Liabilities:
Insolvency assessments................................................  $        37  $        43
                                                                       ============ ============

Commitments

  Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                      ---------------
                                       (In millions)
                          2017.......  $          216
                          2018.......             213
                          2019.......             191
                          2020.......             191
                          2021.......             178
                          Thereafter.             987
                                      ---------------
                            Total....  $        1,976
                                      ===============

     Total minimum rentals to be received in the future under non-cancelable subleases were $374 million as of December 31, 2016.

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.9 billion and $4.2 billion at December 31, 2016 and 2015, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.2 billion and $4.4 billion at December 31, 2016 and 2015, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $127 million, with a cumulative maximum of $416 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $5 million and $4 million at December 31, 2016 and 2015, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2016 and 2015 are summarized in the table below:

                                                                                    Three Months Ended
                                                                  ------------------------------------------------------
                                                                   March 31,     June 30,    September 30,  December 31,
                                                                  ------------ ------------  -------------  ------------
                                                                                      (In millions)
2016
Total revenues................................................... $      8,794 $      9,082  $       9,876  $      8,738
Total expenses................................................... $      8,196 $      8,749  $       9,123  $      8,459
Income (loss) from continuing operations, net of income tax...... $        496 $        326  $         630  $        304
Net income (loss)................................................ $        496 $        326  $         630  $        304
Less: Net income (loss) attributable to noncontrolling interests. $         -- $         (2) $          (7) $          1
Net income (loss) attributable to Metropolitan Life Insurance
 Company......................................................... $        496 $        328  $         637  $        303
2015
Total revenues................................................... $      9,862 $      8,833  $      10,772  $      9,304
Total expenses................................................... $      8,170 $      7,945  $       9,637  $      8,480
Income (loss) from continuing operations, net of income tax...... $      1,190 $        668  $         268  $        631
Net income (loss)................................................ $      1,190 $        668  $         268  $        631
Less: Net income (loss) attributable to noncontrolling interests. $          1 $          6  $          (8) $          1
Net income (loss) attributable to Metropolitan Life Insurance
 Company......................................................... $      1,189 $        662  $         276  $        630

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion for each of the years ended December 31, 2016, 2015 and 2014. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $138 million, $135 million and $129 million for the years ended
December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $113 million, $151 million and $177 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.5 billion for both of the years ended December 31, 2016 and 2015 and $1.8 billion for the year ended December 31, 2014, and were reimbursed to the Company by these affiliates.

   The Company had net payables to affiliates, related to the items discussed above, of $165 million and $282 million at December 31, 2016 and 2015, respectively.

   See Notes 6, 8, 11, 12 and 14 for additional information on related party transactions.

Sales Distribution Services

   In July 2016, MetLife, Inc. completed the sale to MassMutual of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MSI. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

19. Subsequent Events


Reinsurance

   Effective January 1, 2017, Brighthouse NY and NELICO recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. This recapture resulted in a decrease in cash and cash equivalents of approximately $34 million, a decrease in premiums, reinsurance and other receivables of approximately $77 million, a decrease in future policy benefits of approximately $79 million, a decrease in policyholder account balances of approximately $387 million and an increase in other liabilities of approximately $76 million. The Company will recognize a gain of approximately $178 million, net of income tax, as a result of this transaction.

   Effective January 1, 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse Insurance, an affiliate. This recapture resulted in an increase in investments and cash and cash equivalents of approximately $568 million and a decrease in premiums, reinsurance and other receivables of approximately $565 million. The Company will recognize a gain of approximately $2 million, net of income tax, as a result of this transaction.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2016

                                 (In millions)

                                                                          Estimated        Amount at
                                                     Cost or               Fair            Which Shown on
                                                  Amortized Cost (1)       Value         Balance Sheet
Types of Investments                          ----------------------- --------------- ---------------------
Fixed maturity securities:
Bonds:
U.S. government and agency securities........  $               32,834  $       35,615  $             35,615
Public utilities.............................                   6,893           7,465                 7,465
State and political subdivision securities...                   6,252           7,136                 7,136
Foreign government securities................                   3,565           3,998                 3,998
All other corporate bonds....................                  69,592          72,236                72,236
                                              ----------------------- --------------- ---------------------
  Total bonds................................                 119,136         126,450               126,450
Mortgage-backed and asset-backed securities..                  35,229          35,856                35,856
Redeemable preferred stock...................                     776             814                   814
                                              ----------------------- --------------- ---------------------
  Total fixed maturity securities............                 155,141         163,120               163,120
                                              ----------------------- --------------- ---------------------
  FVO and trading securities.................                      36              23                    23
                                              ----------------------- --------------- ---------------------
Equity securities:
Common stock:
  Industrial, miscellaneous and all other....                   1,127           1,177                 1,177
  Public utilities...........................                      93             122                   122
Non-redeemable preferred stock...............                     565             540                   540
                                              ----------------------- --------------- ---------------------
  Total equity securities....................                   1,785           1,839                 1,839
                                              ----------------------- --------------- ---------------------
Mortgage loans...............................                  56,560                                56,560
Policy loans.................................                   5,945                                 5,945
Real estate and real estate joint ventures...                   6,329                                 6,329
Real estate acquired in satisfaction of debt.                      57                                    57
Other limited partnership interests..........                   3,725                                 3,725
Short-term investments.......................                   4,690                                 4,690
Other invested assets........................                  17,232                                17,232
                                              -----------------------                 ---------------------
   Total investments.........................  $              251,500                  $            259,520
                                              =======================                 =====================

--------
(1) Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                             Future Policy Benefits,
                              Other Policy-Related
                     DAC          Balances and       Policyholder Policyholder
                     and      Policyholder Dividend    Account     Dividends       Unearned        Unearned
Segment              VOBA          Obligation          Balances     Payable    Premiums (1), (2)  Revenue (1)
------------------ --------- ----------------------- ------------ ------------ ----------------- ------------
2016
U.S...............  $    421        $         57,862   $   66,643     $     --      $        133     $     30
MetLife Holdings..     4,317                  66,019       25,823          510               167          182
Corporate & Other.         5                     337           --           --                --           --
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  4,743        $        124,218   $   92,466     $    510      $        300     $    212
                   ========= ======================= ============ ============ ================= ============
2015
U.S...............  $    418        $         56,090   $   63,716     $     --      $        136     $     33
MetLife Holdings..     5,000                  70,302       29,827          621               171          201
Corporate & Other.       625                   1,506          877            3                 1          321
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  6,043        $        127,898   $   94,420     $    624      $        308     $    555
                   ========= ======================= ============ ============ ================= ============
2014
U.S...............  $    406        $         54,374   $   65,343     $     --      $        176     $     41
MetLife Holdings..     4,894                  70,522       29,665          612               179          204
Corporate & Other.       675                   1,501          894            3                 1          323
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  5,975        $        126,397   $   95,902     $    615      $        356     $    568
                   ========= ======================= ============ ============ ================= ============

--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to        Other
                   and Investment-Type  Investment   to Policyholder       Other        Operating
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- ------------ ----------------- --------------- -------------
2016
U.S...............   $          18,909  $     5,811    $       20,230    $         56    $    2,721
MetLife Holdings..               5,739        5,355             7,139             342         2,797
Corporate & Other.                 287         (83)               155              43         1,044
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          24,935  $    11,083    $       27,524    $        441    $    6,562
                   =================== ============ ================= =============== =============
2015
U.S...............   $          18,281  $     5,874    $       19,582    $         59    $    2,658
MetLife Holdings..               5,910        5,613             6,962             631         2,678
Corporate & Other.                 327           90               166              52         1,444
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          24,518  $    11,577    $       26,710    $        742    $    6,780
                   =================== ============ ================= =============== =============
2014
U.S...............   $          17,678  $     5,817    $       19,002    $         54    $    2,574
MetLife Holdings..               5,825        5,749             6,859             551         2,625
Corporate & Other.                 347          327               168              90         1,417
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          23,850  $    11,893    $       26,029    $        695    $    6,616
                   =================== ============ ================= =============== =============

--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2016, 2015 and 2014

                             (Dollars in millions)

                                                                                     % Amount
                                                                                    Assumed
                              Gross Amount      Ceded      Assumed    Net Amount     to Net
                             --------------- ----------- ----------- ------------- ----------
2016
Life insurance in-force.....  $    3,013,618  $  277,693  $  777,037  $  3,512,962       22.1%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,931  $    1,101  $    1,668  $     15,498       10.8%
Accident & health insurance.           7,000         124          19         6,895        0.3%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       21,931  $    1,225  $    1,687  $     22,393        7.5%
                             =============== =========== =========== =============
2015
Life insurance in-force.....  $    3,035,399  $  361,355  $  811,435  $  3,485,479       23.3%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,449  $    1,143  $    1,638  $     14,944       11.0%
Accident & health insurance.           7,048          99          41         6,990        0.6%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       21,497  $    1,242  $    1,679  $     21,934        7.7%
                             =============== =========== =========== =============
2014
Life insurance in-force.....  $    2,935,363  $  372,886  $  830,980  $  3,393,457       24.5%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,135  $    1,159  $    1,630  $     14,606       11.2%
Accident & health insurance.           6,828          93          43         6,778        0.6%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       20,963  $    1,252  $    1,673  $     21,384        7.8%
                             =============== =========== =========== =============

--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $17.6 billion and $258.3 billion, respectively, and life insurance premiums of $45 million and $727 million, respectively. For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively.